UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott Eston, Chief Executive Officer 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/2005

Date of reporting period:	02/28/2005

Item 1. Reports to Stockholders.

(Annual Report for the period 3/1/04 through 02/28/05 is filed herewith)

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed Small Companies Fund returned +15.0% for the fiscal year ended February 28, 2005, as compared to +11.1% for the Russell 2500 Index.  On an after-tax basis, the Fund returned +14.9% compared to the benchmark’s +10.9% for the same period.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio’s outperformance of the benchmark is attributed to positive stock selection, especially in the final months of the fiscal year.  The portfolio benefited from overweights in home building related stocks such as KB Home and Toll Brothers, which outperformed.  Selection was also strong within health care, technology, and primary process.  The portfolio was less successful selecting stocks within the automotive and consumer discretionary sectors.

Sector selection was slightly negative for the fiscal year.  An underweight in technology added value, but was countered by an overweight in automotive stocks.  Underweights in oil and gas and machinery also detracted from relative performance.

For the fiscal year, valuation-based stock selection strategies were the primary source of positive performance for the fund.  The momentum-based stock selection strategy also contributed positively in the final months of the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	99.1%
Short-Term Investment	1.0
Other Assets and Liabilities (net)	(0.1)
100.0%

Industry Sector Summary	% of Investments*
Financial	15.7%
Construction	12.4
Technology	10.4
Health Care	9.1
Retail Stores	9.1
Services	8.7
Consumer Goods	5.2
Utility	5.2
Primary Process Industry	4.2
Manufacturing	4.0
Oil & Gas	4.0
Machinery	3.2
Automotive	3.0
Transportation	2.7
Food & Beverage	1.6
Metals & Mining	1.5
100.0%

* The table excludes short-term investments.

1

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 99.1%

	Automotive — 3.0%
2,100	American Axle & Manufacturing Holdings, Inc.	55,482
5,225	ArvinMeritor, Inc.	88,093
3,000	BorgWarner, Inc.	158,250
4,100	Cooper Tire & Rubber Co.	79,335
3,700	Dana Corp.	53,354
4,200	Goodyear Tire & Rubber Co. (The) *	60,732
3,500	Lear Corp.	182,525
1,000	Oshkosh Truck Corp.	74,650
2,600	Tenneco Automotive, Inc. *	39,494
1,800	Visteon Corp.	12,078
		803,993

	Construction — 12.3%
8,400	Annaly Mortgage Management, Inc. REIT	160,860
4,800	Anthracite Capital, Inc. REIT	57,312
400	Apartment Investment & Management Co.	15,304
200	AvalonBay Communities, Inc. REIT	13,900
900	Beazer Homes USA, Inc.	154,728
2,000	Commercial Net Lease Realty REIT	37,740
400	Emcor Group, Inc. *	19,292
900	First Industrial Realty Trust, Inc. REIT	37,431
800	Fluor Corp.	50,200
1,400	Hovnanian Enterprises, Inc. *	77,000
800	Jacobs Engineering Group, Inc. *	44,784
2,600	KB Home	324,480
3,300	Lafarge North America, Inc.	202,752
600	M/I Schottenstein Homes, Inc.	33,780
2,774	MDC Holdings, Inc.	220,866
2,000	Meritage Homes Corp. *	146,460
2,900	MFA Mortgage Investments, Inc. REIT	24,505
1,600	Mission West Properties REIT	17,344
2,900	National Health Investors, Inc. REIT	75,342
1,950	New Century Financial Corp. REIT	98,904
200	NVR, Inc. *	158,450

2	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Construction — continued
900	Post Properties, Inc. REIT	29,025
1,000	Regency Centers Corp. REIT	51,000
3,600	Ryland Group, Inc.	250,380
1,100	St. Joe Co.	79,915
2,300	Standard-Pacific Corp.	184,000
600	Texas Industries, Inc.	40,020
800	Thornburg Mortgage, Inc. REIT	22,936
4,900	Toll Brothers, Inc. *	431,445
2,900	USG Corp. *	91,611
500	William Lyon Homes, Inc. *	44,420
1,200	Winnebago Industries, Inc.	42,420
2,300	York International Corp.	88,941
		3,327,547

	Consumer Goods — 5.2%
1,800	Blyth, Inc.	57,222
2,400	Brunswick Corp.	111,936
1,600	Columbia Sportswear Co. *	89,680
1,500	Ethan Allen Interiors, Inc.	52,710
3,500	Fossil, Inc. *	90,300
300	Genlyte Group, Inc. *	26,946
4,400	GTECH Holdings Corp.	102,740
900	Liz Claiborne, Inc.	38,070
1,700	Maytag Corp.	25,908
4,000	Nu Skin Enterprises, Inc.-Class A	89,320
3,200	Plantronics, Inc.	116,608
600	Polaris Industries, Inc.	41,874
1,500	Polo Ralph Lauren Corp.	59,100
1,000	Reebok International, Ltd.	44,160
1,050	Shuffle Master, Inc. *	34,398
2,000	Standard Commercial Corp.	37,800
1,400	Steinway Musical Instruments, Inc. *	37,912
2,500	Steven Madden, Ltd. *	46,700
1,700	Timberland Co.-Class A *	118,388
3,200	Tupperware Corp.	65,568

See accompanying notes to the financial statements.	3

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Consumer Goods — continued
1,800	Universal Corp.	90,360
900	Wolverine World Wide, Inc.	20,025
		1,397,725

	Financial — 15.6%
900	Amcore Financial, Inc.	25,587
700	American Capital Strategies, Ltd.	24,290
3,800	American Financial Group, Inc.	115,862
5,400	AmeriCredit Corp. *	127,224
1,200	AMERIGROUP Corp. *	47,832
3,800	AmerUs Group Co.	182,894
600	Arthur J. Gallagher & Co.	17,916
2,500	Associated Banc Corp.	80,150
2,100	Astoria Financial Corp.	78,918
2,100	Brown & Brown, Inc.	97,440
700	Camden National Corp.	24,353
625	Chittenden Corp.	16,612
700	Citizens Banking Corp.	21,581
300	City National Corp.	20,535
1,500	Colonial BancGroup (The), Inc.	30,555
1,900	Commerce Group, Inc.	129,561
1,600	Commercial Federal Corp.	43,728
1,800	CompuCredit Corp. *	53,856
1,700	Cullen/Frost Bankers, Inc.	79,016
1,804	Delphi Financial Group, Inc.-Class A	80,422
2,100	Downey Financial Corp.	131,565
1,400	Eaton Vance Corp.	37,744
1,600	Federated Investors, Inc.-Class B	47,264
5,500	First American Corp.	201,025
800	FirstFed Financial Corp. *	40,880
2,700	FirstMerit Corp.	70,281
4,500	Flagstar Bancorp, Inc.	92,475
3,700	Fremont General Corp.	93,018
4,100	GATX Corp.	122,918
1,000	Great Southern Bancorp, Inc.	33,680

4	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
3,100	Greater Bay Bancorp	78,523
1,800	HealthExtras, Inc. *	29,214
300	Hudson United Bancorp	10,632
4,600	IMPAC Mortgage Holdings, Inc. REIT	88,550
1,600	IndyMac Bancorp, Inc.	57,584
900	Kansas City Life Insurance Co.	42,975
1,300	Landamerica Financial Group, Inc.	71,162
1,100	MAF Bancorp, Inc.	47,949
1,100	Nationwide Financial Services, Inc.-Class A	40,480
1,200	Ohio Casualty Corp. *	28,956
3,400	People’s Bank	129,880
2,300	PMI Group (The), Inc.	92,575
1,300	Pre-Paid Legal Services, Inc.	45,500
3,600	Protective Life Corp.	143,856
14,600	Providian Financial Corp. *	250,390
600	Redwood Trust, Inc. REIT	34,164
1,700	Reinsurance Group of America, Inc.	77,605
2,600	Ryder System, Inc.	110,396
2,000	SEI Investments Co.	73,920
300	StanCorp Financial Group Inc.	26,127
1,200	Stewart Information Services Corp.	47,988
900	Student Loan Corp.	177,570
1,600	TCF Financial Corp.	44,240
1,500	Trustmark Corp.	41,280
1,000	United Rentals, Inc. *	18,920
300	Unitrin, Inc.	14,064
2,506	Washington Federal, Inc.	59,518
1,200	Webster Financial Corp.	52,560
1,600	WFS Financial, Inc.	80,496
800	Zenith National Insurance Corp.	40,504
		4,226,760

	Food & Beverage — 1.6%
900	American Italian Pasta Co.	24,300
3,400	Corn Products International, Inc.	95,098
2,200	Lancaster Colony Corp.	93,742

See accompanying notes to the financial statements.	5

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Food & Beverage — continued
400	Molson Coors Brewing Co.-Class B	27,812
1,300	Natures Sunshine Products, Inc.	25,051
5,500	PepsiAmericas, Inc.	125,125
300	Sanderson Farms, Inc.	13,461
900	Tyson Foods, Inc.-Class A	15,318
300	USANA Health Sciences, Inc. *	13,356
		433,263

	Health Care — 9.0%
1,200	American Medical Systems Holdings, Inc. *	47,520
700	Barr Pharmaceuticals, Inc. *	33,418
1,100	Bausch & Lomb, Inc.	77,869
900	Biosite, Inc. *	52,146
1,700	Cerner Corp. *	88,570
1,200	Charles River Laboratories International, Inc. *	55,320
387	Cooper Cos., Inc.	31,869
3,600	Covance, Inc. *	157,356
734	Coventry Health Care, Inc. *	46,315
900	DENTSPLY International, Inc.	49,473
1,200	DHB Industries, Inc. *	17,028
1,800	Enzon Pharmaceuticals, Inc. *	19,350
800	Gentiva Health Services, Inc. *	13,472
800	Haemonetics Corp. *	33,184
3,600	Health Net, Inc. *	107,640
600	Hologic, Inc. *	22,170
6,700	Humana, Inc. *	222,909
1,600	Idexx Laboratories, Inc. *	88,720
1,400	Kindred Healthcare, Inc. *	45,780
4,100	Lincare Holdings, Inc. *	166,378
1,600	Owens & Minor, Inc.	44,656
4,800	Pacificare Health Systems, Inc. *	304,704
3,000	Pharmaceutical Product Development, Inc. *	127,950
2,700	PolyMedica Corp.	92,961
2,100	Priority Healthcare Corp.-Class B *	48,048
1,100	RehabCare Group, Inc. *	31,570
2,900	Renal Care Group, Inc. *	114,260

6	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
2,300	Res-Care, Inc. *	31,487
600	ResMed, Inc. *	35,370
300	Respironics, Inc. *	17,325
900	Salix Pharmaceuticals, Ltd. *	14,607
1,200	Techne Corp. *	40,908
900	Universal Health Services, Inc.-Class B	42,480
3,700	Ventiv Health, Inc. *	88,245
1,600	West Pharmaceutical Services, Inc.	41,120
		2,452,178

	Machinery — 3.2%
2,600	Cal Dive International, Inc. *	132,028
1,400	Carbo Ceramics, Inc.	103,572
700	Cummins, Inc.	51,387
2,300	FMC Technologies, Inc. *	79,442
800	Hydril *	48,056
1,200	Lincoln Electric Holdings, Inc.	37,920
1,500	Lone Star Technologies Inc. *	67,965
2,000	Maverick Tube Corp. *	71,120
3,400	National-Oilwell, Inc. *	154,156
1,300	Oceaneering International, Inc. *	51,870
1,800	Oil States International, Inc. *	37,872
600	Stanley Works (The)	27,750
		863,138

	Manufacturing — 3.9%
2,100	Ball Corp.	93,240
2,100	Bemis Co., Inc.	62,664
2,200	Caraustar Industries, Inc. *	31,438
1,600	Crown Holdings Inc. *	26,320
800	Greif, Inc.-Class A	51,680
1,900	Kaman Corp.-Class A	22,667
1,500	Mine Safety Appliances Co.	69,765
2,800	Mueller Industries, Inc.	88,144
6,600	Owens-IIlinois, Inc. *	164,274

See accompanying notes to the financial statements.	7

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Manufacturing — continued
4,200	Pentair, Inc.	174,048
3,700	Shaw Group (The), Inc. *	76,960
2,000	Sonoco Products Co.	58,160
2,200	SPX Corp.	97,944
1,500	Standex International Corp.	43,365
		1,060,669

	Metals & Mining — 1.5%
2,800	Arch Coal, Inc.	124,852
800	Brush Engineering Materials, Inc. *	16,296
1,400	Cleveland Cliffs, Inc.	112,490
2,200	CONSOL Energy, Inc.	100,848
700	Southern Peru Copper Corp.	44,037
		398,523

	Oil & Gas — 3.9%
600	Ashland, Inc.	39,174
1,800	Cimarex Energy Co. *	73,206
3,000	Holly Corp.	113,100
1,600	Layne Christensen Co. *	28,368
6,600	Patterson-UTI Energy, Inc.	165,000
1,800	Premcor, Inc.	98,784
1,700	Pride International Inc. *	41,854
1,400	Stone Energy Corp. *	70,322
1,000	Sunoco, Inc.	99,100
1,900	Swift Energy Co. *	51,661
3,700	Tesoro Corp. *	136,641
1,200	Vintage Petroleum, Inc.	35,628
3,000	Western Gas Resources, Inc.	111,000
		1,063,838

	Primary Process Industry — 4.1%
700	A. Schulman, Inc.	12,642
700	Airgas, Inc.	17,570
8,000	AK Steel Holding Corp. *	140,400

8	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Primary Process Industry — continued
1,000	Carpenter Technology Corp.	67,620
6,000	Commercial Metals Co.	208,800
2,300	Cytec Industries, Inc.	116,219
2,000	FMC Corp. *	98,720
400	Georgia Gulf Corp.	21,124
600	NS Group, Inc. *	20,526
800	Olympic Steel, Inc. *	20,352
900	OM Group, Inc. *	28,692
1,300	Oregon Steel Mills, Inc. *	37,843
1,800	Quanex Corp.	105,930
2,300	Ryerson Tull, Inc.	33,005
3,100	Steel Dynamics, Inc.	138,074
2,100	W.R. Grace & Co. *	20,664
1,600	Worthington Industries, Inc.	33,520
		1,121,701

	Retail Stores — 9.0%
3,800	7-Eleven, Inc. *	95,456
4,600	Abercrombie & Fitch Co.-Class A	247,020
3,300	American Eagle Outfitters, Inc.	178,629
5,100	BJ’s Wholesale Club, Inc. *	155,907
3,000	Blockbuster, Inc.-Class A	26,610
900	Building Material Holding Corp.	41,526
4,000	Charming Shoppes, Inc. *	30,840
5,600	Chico’s FAS, Inc. *	164,920
500	Children’s Place *	19,995
600	Christopher & Banks Corp.	9,882
1,800	Claire’s Stores, Inc.	41,418
900	Dillard’s, Inc.-Class A	20,970
2,700	Dollar Tree Stores, Inc. *	72,765
2,400	Dress Barn, Inc. *	45,288
1,000	Fastenal Co.	58,460
1,300	Group 1 Automotive, Inc. *	35,945
300	Guitar Center, Inc. *	18,174
2,800	HOT Topic, Inc. *	59,808
1,700	Ingles Markets, Inc.-Class A	22,117

See accompanying notes to the financial statements.	9

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
1,700	Insight Enterprises, Inc. *	30,260
1,000	Longs Drug Stores Corp.	27,230
2,500	Michaels Stores, Inc.	79,725
1,700	Nautilus Group, Inc.	37,672
1,700	Neiman-Marcus Group, Inc.-Class A	122,740
300	O’Reilly Automotive, Inc. *	15,270
900	Pantry (The), Inc. *	30,645
4,400	Pier 1 Imports, Inc.	80,300
3,650	Rent-A-Center, Inc. *	94,717
3,100	Ross Stores, Inc.	86,800
600	Ruddick Corp.	14,160
2,000	Shopko Stores, Inc. *	35,020
2,500	Sonic Automotive, Inc.	55,475
3,900	Supervalu, Inc.	123,903
1,500	Toys R Us, Inc. *	34,305
1,500	United Auto Group, Inc.	41,820
4,400	Urban Outfitters, Inc. *	182,996
		2,438,768

	Services — 8.6%
5,550	Applebee’s International, Inc.	158,231
2,250	Applied Industrial Technologies, Inc.	63,720
1,900	Argosy Gaming Co. *	87,723
2,000	Banta Corp.	87,920
2,000	Bob Evans Farms, Inc.	45,300
1,400	Boyd Gaming Corp.	68,614
1,100	Bright Horizons Family Solutions, Inc. *	75,768
1,800	Brinker International, Inc. *	68,148
2,100	Brink’s Co. (The)	72,786
500	California Pizza Kitchen, Inc. *	11,960
3,700	Catalina Marketing Corp.	99,715
3,250	CEC Entertainment, Inc. *	125,775
1,600	CKE Restaurants Inc. *	24,704
1,500	Consolidated Graphics, Inc. *	78,075
600	Darden Restaurants, Inc.	16,080
3,450	Factset Research Systems, Inc.	113,816

10	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Services — continued
1,700	Iron Mountain, Inc. *	45,985
2,100	ITT Educational Services, Inc. *	102,249
3,300	Jack in the Box, Inc. *	118,470
1,700	Lone Star Steakhouse & Saloon, Inc.	45,220
600	Manpower, Inc.	26,220
1,200	Nash Finch Co.	47,532
1,200	O’Charley’s, Inc. *	25,344
3,500	Outback Steakhouse, Inc.	157,185
1,500	Papa John’s International, Inc. *	51,585
1,200	Regis Corp.	47,280
2,700	Ryan’s Restaurant Group, Inc. *	36,288
2,500	Sabre Holdings Corp.	52,700
1,200	Servicemaster Co.	15,948
3,950	Sonic Corp. *	133,076
2,000	United Natural Foods, Inc. *	62,340
1,400	URS Corp. *	40,376
800	Weight Watchers International Inc. *	34,400
3,400	World Fuel Services Corp.	97,410
		2,337,943

	Technology — 10.3%
500	Alliant Techsystems, Inc. *	34,615
1,500	Anixter International, Inc.	56,310
500	Ansys, Inc. *	17,980
800	Anteon International Corp. *	30,368
500	Arrow Electronics, Inc. *	13,450
1,200	Avnet, Inc. *	23,280
3,100	BE Aerospace, Inc. *	37,293
1,000	BEI Technologies, Inc.	27,430
800	Black Box Corp.	31,160
1,125	Brightpoint, Inc. *	20,273
6,100	Brocade Communications Systems Inc. *	37,820
6,000	Convergys Corp. *	89,940
2,100	Covansys Corp. *	24,780
2,300	Cree, Inc. *	54,096
200	Cuno, Inc. *	11,240

See accompanying notes to the financial statements.	11

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
300	Diebold, Inc.	16,011
1,600	Global Imaging Systems, Inc. *	56,864
2,000	Goodrich Corp.	74,060
1,800	Harris Corp.	120,060
800	Hutchinson Technology, Inc. *	26,128
1,200	II-VI, Inc. *	46,812
6,400	Ikon Office Solutions, Inc.	67,520
9,100	Ingram Micro, Inc.-Class A *	163,072
1,400	Innovative Solutions & Support, Inc. *	41,832
1,200	Mantech International Corp.-Class A *	29,616
1,600	Maximus, Inc.	54,176
500	MTS Systems Corp.	15,100
10,700	Parametric Technology Corp. *	61,525
2,700	Paxar Corp. *	63,261
4,600	QLogic Corp. *	185,334
1,000	Reynolds & Reynolds, Inc. (The) - Class A	27,670
400	Rogers Corp. *	18,264
2,600	S1 Corp. *	19,968
1,300	ScanSource, Inc. *	81,575
1,200	Silicon Image, Inc. *	13,824
1,300	Siliconix, Inc. *	36,881
1,700	Synaptics, Inc. *	40,613
1,300	Synopsys, Inc. *	23,530
2,300	Syntel, Inc.	43,723
2,800	Take-Two Interactive Software, Inc. *	102,676
5,400	Tech Data Corp. *	221,346
5,200	Tellabs, Inc. *	36,868
900	THQ, Inc. *	24,606
3,300	Tibco Software, Inc. *	32,208
1,700	United Defense Industries, Inc.	93,024
500	United Industrial Corp.	16,500
2,900	United Stationers, Inc. *	127,542
2,100	Websense, Inc. *	125,685
2,600	WESCO International, Inc. *	93,418
5,500	Wind River Systems, Inc. *	74,030
		2,785,357

12	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Transportation — 2.7%
2,200	AMR Corp. *	18,678
700	Arkansas Best Corp.	30,254
2,500	C.H. Robinson Worldwide, Inc.	137,000
2,000	CNF, Inc.	91,740
1,000	Continental Airlines, Inc.-Class B *	10,710
2,200	EGL, Inc. *	69,850
300	Forward Air Corp. *	13,284
1,300	Heartland Express Inc.	26,793
2,700	JB Hunt Transport Services, Inc.	127,413
3,200	Kansas City Southern *	62,784
1,600	Knight Transportation, Inc.	42,256
2,600	Landstar System, Inc. *	91,208
1,400	Northwest Airlines Corp.-Class A *	9,842
		731,812

	Utility — 5.2%
3,200	Allegheny Energy, Inc. *	60,576
2,700	Alliant Energy Corp.	72,225
12,000	Centerpoint Energy, Inc.	143,760
6,800	CMS Energy Corp. *	82,552
2,700	DPL, Inc.	68,796
900	Duquesne Light Holdings, Inc.	16,857
4,000	El Paso Electric Co. *	79,880
1,400	Energy East Corp.	36,008
1,300	Equitable Resources, Inc.	77,155
600	Great Plains Energy, Inc.	18,594
1,400	National Fuel Gas Co.	39,648
1,900	Nextel Partners Inc. *	37,829
900	NSTAR	49,950
2,600	OGE Energy Corp.	67,470
1,900	Pepco Holdings, Inc.	41,876
1,600	Pinnacle West Capital Corp.	66,800
3,600	PNM Resources, Inc.	94,464
1,300	Puget Energy, Inc.	29,796
6,600	Reliant Energy, Inc. *	79,134
1,400	SCANA Corp.	53,256

See accompanying notes to the financial statements.	13

GMO Tax-Managed Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	Utility — continued
6,700	TECO Energy, Inc.	106,463
800	UIL Holdings Corp.	40,080
1,100	Wisconsin Energy Corp.	38,192
		1,401,361

	TOTAL COMMON STOCKS (COST $18,396,753)	26,844,576

	SHORT-TERM INVESTMENT — 1.0%

	Repurchase Agreement — 1.0%
266,097	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $266,110, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $271,420.	266,097

	TOTAL SHORT-TERM INVESTMENT (COST $266,097)	266,097

	TOTAL INVESTMENTS — 100.1% (Cost $18,662,850)	27,110,673

	Other Assets and Liabilities (net) — (0.1%)	(25,363)

	TOTAL NET ASSETS — 100.0%	$ 27,085,310

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*Non-income producing security.

14	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $18,662,850) (Note 2)	$ 27,110,673
Dividends and interest receivable	21,482
Receivable for expenses reimbursed by Manager (Note 3)	6,496

Total assets	27,138,651

Liabilities:
Payable to affiliate for (Note 3):
Management fee	11,298
Shareholder service fee	3,081
Trustees and Chief Compliance Officer fees	43
Accrued expenses	38,919

Total liabilities	53,341
Net assets	$ 27,085,310

Net assets consist of:
Paid-in capital	$ 23,182,462
Accumulated undistributed net investment income	18,995
Accumulated net realized loss	(4,563,970)
Net unrealized appreciation	8,447,823
$ 27,085,310

Net assets attributable to:
Class III shares	$ 27,085,310

Shares outstanding:
Class III	1,599,020

Net asset value per share:
Class III	$ 16.94

See accompanying notes to the financial statements.	15

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 313,120
Interest	1,819

Total income	314,939

Expenses:
Management fee (Note 3)	137,095
Shareholder service fee (Note 3) - Class III	37,390
Custodian, fund accounting agent and transfer agent fees	24,586
Audit and tax fees	37,177
Legal fees	639
Trustees fees and related expenses (Note 3)	373
Registration fees	828
Miscellaneous	254
Total expenses	238,342
Fees and expenses reimbursed by Manager (Note 3)	(63,414)
Net expenses	174,928

Net investment income	140,011

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,880,778
Closed futures contracts	(25,377)

Net realized gain	2,855,401

Change in net unrealized appreciation (depreciation) on investments	631,650

Net realized and unrealized gain	3,487,051

Net increase in net assets resulting from operations	$3,627,062

16	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 140,011	$ 138,470
Net realized gain	2,855,401	2,525,683
Change in net unrealized appreciation (depreciation)	631,650	7,123,319

Net increase in net assets from operations	3,627,062	9,787,472

Distributions to shareholders from:
Net investment income
Class III	(114,932)	(143,023)

Net share transactions (Note 7):
Class III	(960,466)	(5,838,979)
Purchase premiums (Notes 2 and 7):
Class III	5,000	—

Total decrease in net assets resulting from net share transactions and purchase premiums	(955,466)	(5,838,979)

Total increase in net assets	2,556,664	3,805,470

Net assets:
Beginning of period	24,528,646	20,723,176
End of period (including accumulated undistributed net investment income of $18,995 and $0, respectively)	$27,085,310	$24,528,646

See accompanying notes to the financial statements.	17

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$14.80	$9.66	$11.76	$10.54	$9.52

Income from investment operations:
Net investment income	0.08 †	0.08	0.11	0.15	0.12
Net realized and unrealized gain (loss)	2.13	5.14	(2.10)	1.23	1.02

Total from investment operations	2.21	5.22	(1.99)	1.38	1.14

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.11)	(0.16)	(0.12)

Total distributions	(0.07)	(0.08)	(0.11)	(0.16)	(0.12)
Net asset value, end of period	$16.94	$14.80	$9.66	$11.76	$10.54
Total Return (a)	14.99%	54.21%	(17.00)%	13.25%	12.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,085	$24,529	$20,723	$37,544	$41,042
Net expenses to average daily net assets	0.70%	0.70%	0.71%	0.70%	0.70%
Net investment income to average daily net assets	0.56%	0.62%	0.90%	1.30%	1.25%
Portfolio turnover rate	90%	66%	55%	65%	131%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.25%	0.31%	0.18%	0.20%	0.17%
Purchase premiums consisted of the following per share amounts: †	— (b)	—	$0.01	— (b)	$0.01

(a)                                  The total return would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums which are borne by the shareholders.

(b)                                 Purchase premiums were less than $0.01 per share.

†                                          Computed using average shares outstanding throughout the period

18	See accompanying notes to the financial statements.

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Tax-Managed Small Companies Fund (the “Fund”), is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies principally traded in the U.S.

The Fund’s benchmark is the Russell 2500 Index (after-tax), which is computed by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index’s dividend yield.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in

19

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

20

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $114,932 and $143,023, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $19,757 of undistributed ordinary income.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $2,583,175, $1,587,943 and $393,614 expiring in 2009, 2010, and 2011, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

21

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$18,662,850	$8,599,759	$(151,936)	$8,447,823

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP and differing treatments for redemption in-kind transactions.  Net gains resulting from redemption in-kind transactions were $543,800.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(6,084)	$(537,716)	$543,800

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

The premium on cash purchases of Fund shares is 0.50% of the amount invested. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, it will waive the purchase premium with respect to that portion.  In addition, the purchase premium charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur

22

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

transaction costs.  All purchase premiums are paid to and recorded by the Fund as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004, the Fund received $5,000 and $0 in purchase premiums, respectively.  There is no fee for redemptions, reinvested distributions or in-kind transactions.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.55% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.55% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $219 and $10, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $22,404,708 and $23,184,802, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 62.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.

23

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	67,779	$ 995,000	—	$ —
Shares issued to shareholders in reinvestment of distributions	3,237	48,181	5,634	69,114
Shares repurchased	(129,455)	(2,003,647)	(493,952)	(5,908,093)
Purchase premiums and redemption fees	—	5,000	—	—
Net decrease	(58,439)	$ (955,466)	(488,318)	$(5,838,979)

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005  and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

25

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.70%	$1,000.00	$1,219.40	$3.85
2) Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005 of 0.70%, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Tax-Managed Small Companies Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

27

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

28

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 - December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO U.S. Sector Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Sector Fund returned +7.2% for the fiscal year ended February 28, 2005, as compared to +7.6% for the Russell 3000 Index.  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was exposed substantially to common stocks through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by approximately 1.5%.

Asset allocation added nearly 1.1%.  The Fund’s overweight to REITs drove the outperformance, as the MS REIT Index rose 16.6%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO U.S. Sector Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.9%
Short-Term Investments	5.6
Mutual Funds	0.1
Futures	0.0
Other Assets and Liabilities (net)	(1.6)
100.0%

Country Summary*	% of Investments**
United States	100.0%

*            The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**     The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

1

GMO U.S. Sector Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
295,096	GMO Real Estate Fund, Class III	4,290,702
236,540	GMO Small Cap Growth Fund, Class III	5,194,424
508,921	GMO Small Cap Value Fund, Class III	6,300,437
7,635,489	GMO U.S. Core Fund, Class III	109,034,777
1,325,734	GMO U.S. Quality Equity Fund, Class III	26,554,454

	TOTAL MUTUAL FUNDS (COST $138,680,068)	151,374,794

	SHORT-TERM INVESTMENT — 0.0%

	Repurchase Agreement — 0.0%
23,848	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $23,849 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06 and market value, including accrued interest of $24,326.	23,848

	TOTAL SHORT-TERM INVESTMENT (COST $23,848)	23,848

	TOTAL INVESTMENTS — 100.0%
	(Cost $138,703,916)	151,398,642

	Other Assets and Liabilities (net) — 0.0%	(20,719)

	TOTAL NET ASSETS — 100.0%	$151,377,923

2	See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $23,848) (Note 2)	$ 23,848
Investments in affiliated issuers, at value (cost $138,680,068) (Notes 2 and 8)	151,374,794
Receivable for expenses reimbursed by Manager (Note 3)	64,901

Total assets	151,463,543

Liabilities:
Payable to affiliate for (Note 3):
Management fee	38,056
Shareholder service fee	17,298
Trustees and Chief Compliance Officer fees	257
Accrued expenses	30,009

Total liabilities	85,620
Net assets	$151,377,923

Net assets consist of:
Paid-in capital	$138,370,564
Accumulated undistributed net investment income	832,772
Accumulated net realized loss	(520,139)
Net unrealized appreciation	12,694,726
$151,377,923

Net assets attributable to:
Class III shares	$151,377,923

Shares outstanding:
Class III	23,608,979

Net asset value per share:
Class III	$ 6.41

See accompanying notes to the financial statements.	3

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$ 1,722,484
Interest	6,723

Total income	1,729,207

Expenses:
Management fee (Note 3)	326,254
Shareholder service fee (Note 3) - Class III	148,297
Custodian, fund accounting agent and transfer agent fees	12,601
Audit and tax fees	20,822
Legal fees	4,038
Trustees fees and related expenses (Note 3)	15,318
Registration fees	9,535
Miscellaneous	2,945
Total expenses	539,810
Fees and expenses reimbursed by Manager (Note 3)	(63,132)
Indirectly incurred fees waived or borne by Manager (Note 3)	(325,991)
Shareholder service fee waived (Note 3) - Class III	(148,176)
Net expenses	2,511

Net investment income	1,726,696

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	2,356,334
Realized gains distributions from affiliated issuers (Note 8)	3,228,930
Net realized gain on investments	5,585,264
Change in net unrealized appreciation (depreciation) on investments	1,814,127

Net realized and unrealized gain	7,399,391

Net increase in net assets resulting from operations	$ 9,126,087

4	See accompanying notes to the financial statements.

GMO U.S. Sector Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,726,696	$ 637,811
Net realized gain	5,585,264	153,905
Change in net unrealized appreciation (depreciation)	1,814,127	13,161,993

Net increase in net assets from operations	9,126,087	13,953,709

Distributions to shareholders from:
Net investment income
Class III	(2,495,238)	(134,596)
Net realized gains
Class III	(5,083,911)	(560,818)

	(7,579,149)	(695,414)
Net share transactions (Note 7):
Class III	76,428,482	46,897,801

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	60,143	41,932

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	76,488,625	46,939,733

Total increase in net assets	78,035,563	60,198,028

Net assets:
Beginning of period	73,342,360	13,144,332
End of period (accumulated undistributed net investment income of $832,772 and $696,068, respectively)	$151,377,923	$ 73,342,360

See accompanying notes to the financial statements.	5

GMO U.S. Sector Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003	2002		2001
Net asset value, beginning of period	$ 6.40		$ 4.53		$ 5.45	$5.11		$4.84

Income from investment operations:
Net investment income (a)†	0.11		0.08		0.09	0.11		0.14
Net realized and unrealized gain (loss)	0.34		1.89		(1.00)	0.39		0.35

Total from investment operations	0.45		1.97		(0.91)	0.50		0.49

Less distributions to shareholders:
From net investment income	(0.14)		(0.02)		(0.01)	(0.16)		(0.17)
From net realized gains	(0.30)		(0.08)		—	—		(0.05)

Total distributions	(0.44)		(0.10)		(0.01)	(0.16)		(0.22)
Net asset value, end of period	$ 6.41		$ 6.40		$ 4.53	$5.45		$5.11
Total Return (b)	7.18	%(c)	43.72	%(c)	(16.78)%	9.80%		10.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$151,378		$73,342		$13,144	$270		$ 253
Net expenses to average daily net assets (d)	0.00	%(e)	0.00	%(e)	0.02%	0.00	%(e)	0.00	%(e)
Net investment income to average daily net assets (a)	1.75%		1.43%		1.93%	1.99%		2.71%
Portfolio turnover rate	16%		17%		24%	2%		35%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.54%		0.58%		0.88%	8.97%		3.05%
Purchase premiums and redemption fees consisted of the following per share amounts:	$ 0.00	(f)	$ 0.00	(f)	—	—		—

(a)       Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)      The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

(c)       Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)      Net expenses exclude expenses incurred indirectly through investments in underlying funds (See Note 3).

(e)       Net expenses were less than 0.01%.

(f)         Purchase premiums and redemption fees were less than $0.01.

†               Computed using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO U.S. Sector Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” and it makes investments in other funds of the Trust (“underlying funds”).  The Fund seeks total return greater than that of the Russell 3000 Index through investments in common stocks, either directly or through investments in shares of other funds of the Trust.  The Fund invests in Class III shares of other funds of the Trust.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds are valued at their net asset value as reported on each business day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities

7

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $2,711,100 and $134,596, respectively and long-term capital gains - $4,868,049 and $560,818, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $833,980 and $465,362 of undistributed ordinary income and undistributed long-term capital gains, respectively.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $804,352 expiring in 2012.  Utilization of the capital loss carryforward above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$138,886,271	$12,512,371	$0	$12,512,371

8

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to wash sale transactions.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$905,246	$(905,246)	$ —

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Dividend income, net of applicable foreign withholding taxes,  is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.   In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

The premium on cash purchases and fee on redemption of Fund shares are each 0.08% of the amount invested or redeemed.  For the period March 1, 2004 to June 30, 2004, the premiums on cash purchases and fees on redemptions of Fund shares was 0.15%.  The redemption fee is only applicable to shares purchased on or after June 30, 2003.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the years ended, February 28, 2005 and February 29, 2004, the Fund received $60,023 and $41,506 in purchase premiums and $120 and $426 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

9

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.  As described in Note 1, the Fund invests in certain underlying funds.  The Fund will invest in Class III shares of each underlying Fund being offered.  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in shares of underlying funds.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees and the following expenses:  fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, “fund expenses”) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through investment in the underlying funds, exceed 0.33% of the Fund’s average daily net assets.  Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.33% of the Fund’s average daily net assets, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) and investment-related expenses incurred indirectly by the Fund through its investment in the underlying funds may exceed 0.33% of the Fund’s average daily net assets.

For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.284%	0.048%	0.150%	<0.001%	0.482%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005, was $1,592 and $60, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

10

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $90,322,198 and $16,456,000, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 46.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.2% of the Fund was held by two related party accounts.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	11,159,900	$70,254,066	8,747,444	$47,990,420
Shares issued to shareholders in reinvestment of distributions	1,144,256	7,226,158	129,259	695,414
Shares repurchased	(162,091)	(1,051,742)	(313,276)	(1,788,033)
Purchase premiums and redemption fees	—	60,143	—	41,932
Net increase	12,142,065	$76,488,625	8,563,427	$46,939,733

11

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period
GMO Real Estate Fund, Class III	$ 6,288,365	$ 4,546,939	$ 6,320,272	$ 524,568	$ 723,765	$ 4,290,702
GMO Small Cap Growth Fund, Class III	5,677,148	539,071	1,029,291	2,346	469,447	5,194,424
GMO Small Cap Value Fund, Class III	7,868,539	3,204,879	3,415,490	83,644	2,035,718	6,300,437
GMO U.S. Core Fund, Class III	48,538,886	60,442,573	5,574,627	863,011	—	109,034,777
GMO U.S. Quality Equity Fund, Class III	4,982,500	21,588,736	116,320	248,915	—	26,554,454
Totals	$73,355,438	$90,322,198	$16,456,000	$1,722,484	$3,228,930	$151,374,794

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Sector Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund (the “Fund”) ( a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

13

GMO U.S. Sector Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.48%	$1,000.00	$1,101.30	$2.50
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

14

GMO U.S. Sector Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $4,868,049 from long-term capital gains.

For taxable, non-corporate shareholders, 41.87% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 29.43% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

15

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

16

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

17

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Emerging Country Debt Share Fund returned +20.3% for the fiscal year ended February 28, 2005, as compared with +12.2% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 8.1%.  EMBIG spreads over U.S. Treasuries tightened from 431 to 333 basis points during the period.  The EMBIG return of +12.2% was driven by yield (the yield on the index averaged almost 8%) and capital gains from spread tightening, despite the 41 basis point increase in U.S. interest rates.

The biggest gainers of the fiscal year were Dominican Republic (+49.2%), Uruguay (+36.0%), and Venezuela (+28.2%).  Latin American countries outperformed those outside the region, +14.2% to +9.4%.  The worst performing countries for the year were Ivory Coast (-6.8%), Hungary (+0.4%), and Thailand (+0.9%).

Market selection added value, primarily from the Dominican Republic overweight and Malaysia and Lebanon underweights.  Underweighting Venezuela and overweighting Ivory Coast detracted from value added.  Security selection added 670 basis points of positive alpha in total.  Positions in Russia were the largest contributor, where Paris Club loans and bonds added value.  Bond selection was also highly positive in Mexico, Argentina, and Brazil.

The GMO Emerging Country Debt Share Fund is closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	80.8%
Loan Participations	9.0
Loan Assignments	8.0
Swaps	3.6
Short-Term Investment	2.6
Mutual Funds	1.9
Call Options Purchased	0.4
Promissory Notes	0.3
Rights And Warrants	0.3
Options	0.0
Put Options Purchased	0.0
Futures	(0.0)
Forward Currency Contracts	(0.3)
Reverse Repurchase Agreements	(10.6)
Other Assets and Liabilities (net)	4.0
100.0%

*   The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country Summary *	% of Investments**
Brazil	20.8%
Mexico	18.3
Russia	15.4
Venezuela	6.7
Turkey	5.7
Philippines	5.1
Ukraine	2.8
Colombia	2.7
Argentina	2.4
Peru	1.8
Algeria	1.6
Indonesia	1.6
Uruguay	1.6
Dominican Republic	1.3
Nigeria	1.2
Qatar	1.1
Ecuador	1.0
Vietnam	1.0
Panama	0.9
Africa	0.8
Ivory Coast	0.8
Bulgaria	0.7
Egypt	0.7
Poland	0.7
Yugoslavia	0.7
Chile	0.6
Macedonia	0.4
Costa Rica	0.3
El Salvador	0.3
Malaysia	0.3
Morocco	0.3
China	0.2
Jamaica	0.2
Tunisia	0.2
Kazakhstan	0.1
South Africa	0.1
Trinidad & Tobago	0.1
Lebanon	(0.2)
South Korea	(0.4)
Other	0.1
100.0%

*                 The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**          The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	MUTUAL FUND — 99.5%

	Affiliated Issuer — 99.5%
11,829,839	GMO Emerging Country Debt Fund, Class III	131,192,910

	TOTAL MUTUAL FUND (COST $120,291,125)	131,192,910

	TOTAL INVESTMENTS — 99.5%
	(Cost $120,291,125)	131,192,910

	Other Assets and Liabilities (net) — 0.5%	657,097

	TOTAL NET ASSETS — 100.0%	$131,850,007

See accompanying notes to the financial statements.	3

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in affiliated issuers, at value (cost $120,291,125) (Notes 2 and 8)	$131,192,910
Cash	404,936
Receivable for Fund shares sold	261,404
Interest receivable	1,025
Receivable for expenses reimbursed by Manager (Note 3)	9,772

Total assets	131,870,047

Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	210
Accrued expenses	19,830

Total liabilities	20,040
Net assets	$131,850,007

Net assets consist of:
Paid-in capital	$118,581,200
Accumulated undistributed net investment income	4,608
Accumulated net realized gain	2,362,414
Net unrealized appreciation	10,901,785
$131,850,007

Net assets attributable to:
Class III shares	$131,850,007

Shares outstanding:
Class III	12,508,133

Net asset value per share:
Class III	$10.54

4	See accompanying notes to the financial statements.

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$11,945,753
Interest	5,604

Total income	11,951,357

Expenses:
Custodian, fund accounting agent and transfer agent fees	16,351
Audit and tax fees	12,267
Legal fees	8,314
Trustees fees and related expenses (Note 3)	1,688
Registration fees	13,650
Miscellaneous	12,466
Total expenses	64,736
Fees and expenses reimbursed by Manager (Note 3)	(62,641)
Net expenses	2,095

Net investment income	11,949,262

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	3,302,295
Realized gains distributions from affiliated issuers (Note 8)	2,949,239
Net realized gain on investments	6,251,534
Change in net unrealized appreciation (depreciation) on investments	2,746,511

Net realized and unrealized gain	8,998,045

Net increase in net assets resulting from operations	$20,947,307

See accompanying notes to the financial statements.	5

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 11,949,262	$ 8,758,654
Net realized gain	6,251,534	10,715,339
Change in net unrealized appreciation (depreciation)	2,746,511	1,900,796
Net increase in net assets from operations	20,947,307	21,374,789

Distributions to shareholders from:
Net investment income
Class III	(11,946,927)	(14,886,042)
Net realized gains
Class III	(3,945,279)	(3,919,639)

	(15,892,206)	(18,805,681)
Net share transactions (Note 7):
Class III	25,852,230	32,233,513

Total increase in net assets	30,907,331	34,802,621

Net assets:
Beginning of period	100,942,676	66,140,055
End of period (including accumulated undistributed net investment income of $4,608 and $2,273, respectively)	$131,850,007	$100,942,676

6	See accompanying notes to the financial statements.

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003		2002		2001
Net asset value, beginning of period	$ 10.05		$ 9.56		$ 9.25		$ 8.90		$ 8.70

Income from investment operations:
Net investment income (a) †	1.13		1.10		0.83		1.03		1.33
Net realized and unrealized gain	0.86		1.73		0.57		0.51		0.23

Total from investment operations	1.99		2.83		1.40		1.54		1.56

Less distributions to shareholders:
From net investment income	(1.12)		(1.85)		(1.09)		(1.19)		(1.36)
From net realized gains	(0.38)		(0.49)		—		—		—

Total distributions	(1.50)		(2.34)		(1.09)		(1.19)		(1.36)
Net asset value, end of period	$ 10.54		$ 10.05		$ 9.56		$ 9.25		$ 8.90
Total Return (b)	20.27%		29.91%		15.81%		18.47%		18.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131,850		$100,943		$66,140		$89,952		$102,481

Net expenses to average daily net assets (c)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00%
Net investment income to average daily net assets (a)	10.81%		10.06%		8.88%		11.43%		14.39%
Portfolio turnover rate	14%		20%		30%		14%		0%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.08%		0.08%		0.06%		0.03%

(a)       Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund (“ECDF”).

(b)      The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)       Net expenses exclude expenses incurred indirectly through investment in ECDF. (See Note 3).

(d)      The ratio of net expenses to average daily net assets was less than 0.01%.

†               Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Emerging Country Debt Share Fund (the “Fund”), is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in Class III Shares of GMO Emerging Country Debt Fund (“ECDF”), a portfolio of the Trust.  GMO also serves as investment manager to ECDF.  ECDF pursues its objective by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Eastern Europe.  The Fund’s benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).  The financial statements of ECDF should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of ECDF are valued at their net asset value as reported on each business day.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

8

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.  As of February 28, 2005, the total value of these securities represented 22.0% of net assets.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ending February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $11,946,927 and $14,886,042, respectively.  For the years ended February 28, 2005 and February 29, 2004, the distributions paid from long-term capital gains were $3,945,279 and $3,919,639, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $4,608 and $3,104,471 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary difference between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$121,033,182	$10,159,728	$—	$10,159,728

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

9

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from ECDF are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in ECDF (See Note 3).

Purchases and redemptions of Fund shares

The Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares.  As a shareholder in ECDF, the Fund will indirectly bear ECDF’s purchase premiums and redemption fees which are 0.50% and 0.25%, respectively.  These fees are paid to and retained by ECDF.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in ECDF.  Investments in emerging country debt present certain risks that are not inherent in many other securities.  Many emerging countries present elements of political and/or economic instability, which may result in ECDF’s inability to collect on a timely basis, or in full, principal and interest payments.  Further, countries may impose various types of foreign currency regulations or controls which may impede ECDF’s ability to repatriate amounts it receives.  ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries.  These factors may result in significant volatility in the values of its holdings.  The markets for emerging country debt are relatively illiquid.  Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings.  Additionally, the investment risk associated with an investment in ECDF may be more pronounced to the extent that ECDF engages in derivative transactions.

ECDF owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil.  The Fund’s financial position would be substantially adversely affected in the case of a default by these countries on obligations held by ECDF, or on obligations issued by those countries generally.  ECDF has purchased default protection in the form of credit default swap agreements with respect to the countries, which may offset some of the losses that ECDF might experience in the case of default on bonds issued by such countries;  however ECDF as of February 28, 2005 has sold more of such default protection than it has purchased.  However, it is important to note that (i) such protection would not cover losses due to defaults

10

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of ECDF’s losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if ECDF incurs substantial losses due to weakening of the credit or virtual default by the countries.

3.              Fees and other transactions with affiliates

The manager does not directly charge an advisory fee or shareholder service fee.  GMO, in its capacity as Manager of ECDF, earns a management fee at the annual rate of 0.35% of ECDF’s average daily net assets.  Additionally, Class III shares of ECDF bear a shareholder service fee at the annual rate of 0.15% of ECDF Class III shares’ average daily net assets.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund incurs fees and expenses indirectly as a shareholder in ECDF.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment- Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.347%	0.067%	0.149%	0.085%	0.648%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $988 and $52, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager and CCO, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $40,433,992 and $15,500,000, respectively.

11

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 100% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	2,747,234	$29,345,812	3,088,019	$33,734,749
Shares issued to shareholders in reinvestment of distributions	1,545,795	15,892,206	1,896,128	18,805,681
Shares repurchased	(1,831,725)	(19,385,788)	(1,852,245)	(20,306,917)
Net increase	2,461,304	$25,852,230	3,131,902	$32,233,513

8.              Investments in affiliated issuer

A summary of the Fund’s transactions in the shares of this issuer during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$100,210,111	$40,433,992	$15,500,000	$11,945,753	$2,949,239	$131,192,910

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Share Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

13

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.71%	$1,000.00	$1,126.80	$3.74
2) Hypothetical	0.71%	$1,000.00	$1,021.27	$3.56

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

14

GMO Emerging Country Debt Share Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $3,945,279 from long-term capital gains.

15

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant - Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

16

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

17

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 - February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Investment Fund returned +2.5% for the fiscal year ended February 28, 2005, as compared with +1.4% for the Citigroup 3-Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by 1.1%.  This out-performance was attributable to contributions from cash management strategies in the short-term investment portfolio as well as from instrument selection.  The Fund’s duration at fiscal year-end was 0.3 years.

At fiscal year-end, approximately 98.9% of the Fund was invested in triple-A rated securities.  By sector, 68% was in asset-backed securities, 12% in U.S. Treasury notes, 2% in corporate bonds, 13% in U.S. Government-backed bonds, and 5% in collateralized bonds.  The Fund’s exposure to these assets is achieved directly and indirectly through an investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary *	% of Total Net Assets
Debt Obligations	89.3%
Short-Term Investments	9.3
Mutual Funds	1.1
Call Options Purchased	0.0
Futures	(0.0)
Forward Currency Contracts	(0.1)
Swaps	(0.2)
Other Assets and Liabilities (net)	0.6
100.0%

*         The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 21.6%

	U.S. Government — 10.9%
2,901,300	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	3,215,910

	U.S. Government Agency — 10.7%
186,667	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 1.37%, due 10/01/12	185,267
1,201,050	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 3.33%, due 10/01/12	1,192,042
1,161,794	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 2.36%, due 10/01/11	1,153,812
56,992	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 3.28%, due 05/01/14	56,600
579,668	Small Business Administration Pool #502320, Variable Rate, Prime - 2.18%, 3.06%, due 08/25/18	582,960
		3,170,681

	TOTAL DEBT OBLIGATIONS (COST $6,325,339)	6,386,591

	MUTUAL FUNDS — 77.9%

	Affiliated Issuers
905,479	GMO Short-Duration Collateral Fund	22,935,783
9,192	GMO Special Purpose Holding Fund	142,566

	TOTAL MUTUAL FUNDS (COST $23,089,282)	23,078,349

	TOTAL INVESTMENTS — 99.5%
	(Cost $29,414,621)	29,464,940

	Other Assets and Liabilities (net) — 0.5%	141,988

	TOTAL NET ASSETS — 100.0%	$29,606,928

Notes to Schedule of Investments:
C.A.B.E.I - Central American Bank of Economic Integration
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.
(a) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

2	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $6,325,339) (Note 2)	$6,386,591
Investments in affiliated issuers, at value (cost $23,089,282) (Notes 2 and 8)	23,078,349
Cash	134,838
Receivable for Fund shares sold	900,000
Interest receivable	33,036
Receivable for expenses reimbursed by Manager (Note 3)	2,632

Total assets	30,535,446

Liabilities:
Payable for investments purchased	900,000
Payable to affiliate for (Note 3):
Management fee	1,100
Shareholder service fee	3,300
Trustees and Chief Compliance Officer fees	58
Accrued expenses	24,060

Total liabilities	928,518
Net assets	$29,606,928

Net assets consist of:
Paid-in capital	$34,832,823
Accumulated undistributed net investment income	941
Accumulated net realized loss	(5,277,155)
Net unrealized appreciation	50,319
$29,606,928

Net assets attributable to:
Class III shares	$29,606,928

Shares outstanding:
Class III	3,376,086

Net asset value per share:
Class III	$8.77

See accompanying notes to the financial statements.	3

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$817,914
Interest	240,126

Total income	1,058,040

Expenses:
Management fee (Note 3)	19,058
Shareholder service fee (Note 3) - Class III	57,173
Custodian, fund accounting agent and transfer agent fees	6,548
Audit and tax fees	27,212
Legal fees	1,036
Trustees fees and related expenses (Note 3)	1,533
Registration fees	1,864
Miscellaneous	1,116
Total expenses	115,540
Fees and expenses reimbursed by Manager (Note 3)	(37,524)
Net expenses	78,016

Net investment income	980,024

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(290,167)
Realized gains distributions from affiliated issuers (Note 8)	14,902

Net realized loss on investments	(275,265)

Change in net unrealized appreciation (depreciation) on investments	214,502

Net realized and unrealized loss	(60,763)

Net increase in net assets resulting from operations	$ 919,261

4	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 980,024	$ 634,942
Net realized loss	(275,265)	(132,071)
Change in net unrealized appreciation (depreciation)	214,502	553,502

Net increase in net assets from operations	919,261	1,056,373

Distributions to shareholders from:
Net investment income
Class III	(979,106)	(635,270)
Return of capital
Class III	—	(1,857)

	(979,106)	(637,127)
Net share transactions (Note 7):
Class III	(14,488,949)	(11,579,121)

Total decrease in net assets	(14,548,794)	(11,159,875)

Net assets:
Beginning of period	44,155,722	55,315,597
End of period (including accumulated undistributed net investment income of $941 and $0, respectively)	$29,606,928	$44,155,722

See accompanying notes to the financial statements.	5

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004		2003	2002	2001
Net asset value, beginning of period	$8.75	$8.68		$9.62	$9.92	$9.62

Income from investment operations:
Net investment income (a)†	0.23	0.12		0.08	0.30	0.42
Net realized and unrealized gain (loss)	(0.01)	0.07		(0.54)	0.07	0.33

Total from investment operations	0.22	0.19		(0.46)	0.37	0.75

Less distributions to shareholders:
From net investment income	(0.20)	(0.12)		(0.33)	(0.39)	(0.44)
From net realized gains	—	—		(0.15)	(0.28)	(0.01)
Return of capital	—	(0.00	)(b)	—	—	—

Total distributions	(0.20)	(0.12)		(0.48)	(0.67)	(0.45)

Net asset value, end of period	$8.77	$8.75		$8.68	$9.62	$9.92
Total Return (c)	2.49%	2.24%		(4.91)%	3.73%	7.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,607	$44,156		$55,316	$48,347	$40,505
Net expenses to average daily net assets (d)	0.20%	0.21%		0.21%	0.20%	0.20%
Net investment income to average daily net assets (a)	2.57%	1.36%		0.88%	3.04%	4.30%
Portfolio turnover rate	101%	4%		43%	91%	50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%	0.10%		0.08%	0.12%	0.09%

(a)	Net investment income for the years is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(b)	Return of capital was less than $0.01.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).
†	Computed using average shares outstanding throughout the period.

6	See accompanying notes to the financial statements.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Short-Duration Investment Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks to provide current income through investment in a portfolio of high-quality fixed income instruments.  The Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index.

At February 28, 2005, 0.5% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) and 77.4% of the Fund was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO.

Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.  As of February 28, 2005 the total value of these securities represented 20.6% of net assets.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for  indexed securities held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

As of February 28, 2005 the Fund held no repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

8

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $979,106 and $635,270 respectively.  For the years ended February 28, 2005 and February 29, 2004, the tax basis distributions paid as a return of capital were $0 and $1,857, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $4,727 of undistributed ordinary income.

At February 28, 2005, the fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by Code, of $1,151,233 and $708 expiring in 2012 and 2013, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund elected to defer to March 1, 2005 post-October losses of $7,612,470.

At February 28, 2005, the approximate cost for U.S. Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$25,931,151	$3,649,598	$(115,809)	$3,533,789

The following reclassification represents the amount necessary to report the stated components of net assets on a tax  basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP and differing treatments for redemption in-kind transactions.  Net gains resulting from redemption in-kind transactions were $57,034.  The financial highlights exclude these adjustments.

9

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Loss	Paid-in Capital
$23	$(3,454,224)	$3,454,201

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of 0.15%.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.05% of the average daily net assets.

10

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in GMO Special Purpose Holding Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
(0.032%)	0.034%	0.000%	0.001%	0.003%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $1,321 and $12, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

For the year ended February 28, 2005,  cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$ —	$ 386,861
Investments (non-U.S. Government securities)	38,351,032	52,408,325

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 47.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At

11

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

February 28, 2005, 7.2% of the Fund was held by twenty-one related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,218,676	$ 28,316,339	7	$ 64
Shares issued to shareholders in reinvestment of distributions	110,887	968,904	72,379	629,717
Shares repurchased	(4,997,291)	(43,774,192)	(1,402,139)	(12,208,902)
Net decrease	(1,667,728)	$(14,488,949)	(1,329,753)	$(11,579,121)

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005,  is set forth below:

	Value,				Realized
	beginning of		Sales	Dividend	Gain	Value, end
Affiliate	period	Purchases	Proceeds	Income	Distributions	of period
GMO Short-Duration Collateral Fund	$28,755,502	$38,067,891	$43,900,000	$557,309	$14,902	$22,935,783
GMO Special Purpose Holding Fund	8,533,147	283,141	8,508,235	260,605	—	142,566	*
Totals	$37,288,649	$38,351,032	$52,408,235	$817,914	$14,902	$23,078,349

*              After effect of return of capital distributions of $141,683 and $17,248 on June 10, 2004 and December 16, 2004, respectively.

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

13

GMO Short-Duration Investment Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.21%	$1,000.00	$1,010.64	$1.05
2) Hypothetical	0.21%	$1,000.00	$1,023.75	$1.05

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005 of 0.21%, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

14

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

15

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

16

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

17

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997 – February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Domestic Bond Fund returned +2.0% for the fiscal year ended February 28, 2005, as compared with +1.3% for the Lehman Brothers U.S. Government Bond Index.

The Fund outperformed the benchmark during the fiscal year by 0.7%.  The Fund’s outperformance was due mainly to contributions from cash management strategies in the short-term investment portfolio as well as from instrument selection.

During the fiscal year, approximately 15% of the Fund was invested in U.S. government agency issues and U.S. Treasury securities.  Approximately 85% of the Fund was invested in highly rated, floating rate, asset-backed securities.  These included issues backed by consumer receivables such as mortgages, credit card, and auto loans as well as commercial/corporate receivables such as mortgages and collateralized debt obligations.  The Fund’s exposure to these assets is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	87.3%
Short-Term Investments	11.1
Mutual Funds	1.5
Preferred Stocks	0.5
Call Options Purchased	0.0
Forward Currency Contracts	(0.1)
Futures	(0.3)
Swaps	(0.5)
Other Assets and Liabilities (net)	0.5
100.0%

*         The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 5.9%

	Corporate Debt — 0.4%
2,500,000	Bank Austria Creditanstalt, AG, 144A, 7.25%, due 02/15/17	2,984,175

	U.S. Government — 1.4%
1,131,240	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a) (b)	1,295,977
8,239,692	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	9,133,184
		10,429,161

	U.S. Government Agency — 4.1%
10,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 2.84%, due 02/01/27	9,931,300
4,559,286	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 3.68%, due 03/30/19	4,552,173
5,000,000	Agency for International Development Floater (Support of Jamaica),Variable Rate, 6 mo. LIBOR + .30%, 3.33%, due 12/01/14	5,000,000
5,212,500	Agency for International Development Floater (Support of Sri Lanka),Variable Rate, 6 mo. LIBOR + .20%, 3.23%, due 06/15/12	5,189,721
5,133,336	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 2.61%, due 01/01/12	5,069,170
		29,742,364

	TOTAL DEBT OBLIGATIONS (COST $42,557,757)	43,155,700

2	See accompanying notes to the Financial Statements.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	PREFERRED STOCK — 0.5%

	Banking — 0.5%
10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	3,889,590

	TOTAL PREFERRED STOCK (COST $4,853,393)	3,889,590

	MUTUAL FUNDS — 93.8%

27,224,083	GMO Short-Duration Collateral Fund (c)	689,586,013
1,483	GMO Special Purpose Holding Fund (c)	22,996
1,177,880	Merrimac Cash Series, Premium Class	1,177,880
	TOTAL MUTUAL FUNDS (COST $689,249,630)	690,786,889

	TOTAL INVESTMENTS — 100.2% (Cost $736,660,780)	737,832,179

	Other Assets and Liabilities (net) — (0.2%)	(1,531,698)

	TOTAL NET ASSETS — 100.0%	$736,300,481

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.
(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(c) Affiliated issuer.

See accompanying notes to the Financial Statements.	3

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Depreciation

Buys

811	U.S. Long Bond	June 2005	$91,110,781	$ (729,002)
769	U.S. Treasury Note 10 Yr.	June 2005	84,493,875	(741,833)
1,137	U.S. Treasury Note 5 Yr.	June 2005	122,316,328	(960,160)
				$(2,430,995)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)

38,800,000	USD	2/28/2008	JP Morgan	(Pay)	4.01%	3 month LIBOR	$ 139,390
170,000,000	USD	2/28/2010	JP Morgan	Receive	4.23%	3 month LIBOR	(1,211,870)
114,000,000	USD	2/28/2013	JP Morgan	(Pay)	4.49%	3 month LIBOR	1,152,548
8,500,000	USD	10/24/2013	JP Morgan	(Pay)	4.70%	3 month LIBOR	(5,442)
							$ 74,626

4	See accompanying notes to the Financial Statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
February 28, 2005

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	(Pay)	Receive	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	4/29/2005	Citigroup Global Markets Ltd.	1 month LIBOR - 0.25%	Return on Lehman 8.5+ CMBS AAA Index	$ (156,256)

25,000,000	USD	5/1/2005	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	(224,712)

75,000,000	USD	8/1/2005	Lehman Brothers	1 month LIBOR - 0.1%	Return on Lehman Brothers U.S. Government Index	(671,323)

100,000,000	USD	8/1/2005	Lehman Brothers	1 month LIBOR - 0.02%	Return on Lehman Brothers U.S. Government Index	(901,098)

75,000,000	USD	1/31/2006	Lehman Brothers	1 month LIBOR - 0.02%	Return on Lehman Brothers U.S. Government Index	(675,823)
						$(2,629,212)

See accompanying notes to the Financial Statements.	5

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $48,589,030) (Note 2)	$ 48,223,170
Investments in affiliated issuers, at value (cost $688,071,750) (Notes 2 and 8)	689,609,009
Receivable for investments sold	2,000,000
Receivable for Fund shares sold	760,000
Interest receivable	215,738
Receivable for open swap contracts (Note 2)	1,291,938
Receivable for expenses reimbursed by Manager (Note 3)	41,832

Total assets	742,141,687

Liabilities:
Payable to affiliate for (Note 3):
Management fee	56,795
Shareholder service fee	85,193
Trustees and Chief Compliance Officer fees	1,301
Periodic payments for open swap contracts (Note 2)	115,411
Payable for open swap contracts (Note 2)	3,846,524
Payable for variation margin on open futures contracts (Note 2)	1,628,708
Accrued expenses	107,274

Total liabilities	5,841,206
Net assets	$736,300,481

Net assets consist of:
Paid-in capital	$741,936,259
Distributions in excess of net investment income	(7,296)
Accumulated net realized loss	(1,814,300)
Net unrealized depreciation	(3,814,182)
$736,300,481

Net assets attributable to:
Class III shares	$736,300,481

Shares outstanding:
Class III	74,818,477

Net asset value per share:
Class III	$9.84

6	See accompanying notes to the Financial Statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$ 8,950,186
Interest	1,262,669
Dividends	312,653

Total income	10,525,508

Expenses:
Management fee (Note 3)	576,762
Shareholder service fee (Note 3) - Class III	865,142
Custodian, fund accounting agent and transfer agent fees	72,722
Audit and tax fees	42,155
Legal fees	20,866
Trustees fees and related expenses (Note 3)	9,652
Registration fees	53,309
Miscellaneous	14,276
Total expenses	1,654,884
Fees and expenses reimbursed by Manager (Note 3)	(199,097)
Net expenses	1,455,787

Net investment income	9,069,721

Realized and unrealized gain (loss):
Net realized gain on:
Investments in unaffiliated issuers	541,460
Investments in affiliated issuers	2,398,769
Realized gains distributions from affiliated issuers (Note 8)	237,191
Closed futures contracts	4,881,626
Closed swap contracts	4,093,869

Net realized gain	12,152,915

Change in net unrealized appreciation (depreciation) on:
Investments	(351,422)
Open futures contracts	(2,695,347)
Open swap contracts	(4,021,595)

Net unrealized loss	(7,068,364)

Net realized and unrealized gain	5,084,551

Net increase in net assets resulting from operations	$14,154,272

See accompanying notes to the Financial Statements.	7

GMO Domestic Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 9,069,721	$ 4,717,800
Net realized gain	12,152,915	6,716,642
Change in net unrealized appreciation (depreciation)	(7,068,364)	1,047,768

Net increase in net assets from operations	14,154,272	12,482,210

Distributions to shareholders from:
Net investment income
Class III	(10,756,517)	(4,605,805)
Net realized gains
Class III	(17,124,372)	(5,411,146)
Return of capital
Class III	(294,354)	—

	(28,175,243)	(10,016,951)
Net share transactions (Note 7):
Class III	377,044,636	257,588,646

Total increase in net assets	363,023,665	260,053,905

Net assets:
Beginning of period	373,276,816	113,222,911
End of period (including distributions in excess of net investment income of $7,296 and accumulated undistributed net investment income of $199,567, respectively)	$736,300,481	$373,276,816

8	See accompanying notes to the Financial Statements.

GMO Domestic Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004(a)	2003(a)	2002(a)	2001(a)(b)
Net asset value, beginning of period	$ 10.07		$ 10.08	$ 9.68	$ 9.98	$ 9.23
Income from investment operations:
Net investment income (c)†	0.16		0.23	0.22	0.41	0.60
Net realized and unrealized gain	0.04		0.24	0.86	0.22	0.73
Total from investment operations	0.20		0.47	1.08	0.63	1.33
Less distributions to shareholders:
From net investment income	(0.16)		(0.20)	(0.27)	(0.50)	(0.58)
From net realized gains	(0.27)		(0.28)	(0.41)	(0.43)	—
From return of capital	(0.00	)(d)	—	—	—	—
Total distributions	(0.43)		(0.48)	(0.68)	(0.93)	(0.58)
Net asset value, end of period	$ 9.84		$ 10.07	$ 10.08	$ 9.68	$ 9.98
Total Return (e)	2.02%		4.79%	11.43%	6.62%	14.91%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$736,300		$373,277	$113,223	$155,000	$170,534
Net operating expenses to average daily net assets	0.25%		0.25%	0.25%	0.25%	0.25%
Interest expense to average daily net assets	—		—	—	—	0.07	%(f)
Total net expenses to average daily net assets (g)	0.25%		0.25%	0.25%	0.25%	0.32%
Net investment income to average daily net assets (c)	1.57%		2.30%	2.23%	4.16%	6.37%
Portfolio turnover rate	11%		15%	71%	19%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.06%	0.05%	0.05%	0.05%

(a)

As a result of changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.12% and net investment income per share by $0.01.  For consistency, similar reclassifications have been made to prior year amounts, resulting in reductions to the net investment income ratio of 0.34%, 0.19% and 0.04% and to net investment income per share of $0.03, $0.02 and $0.01 in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.

(b)

Effective March 1, 2000, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities.  The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%.  Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.

(c)	Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(d)	Return of capital is less than $0.01.
(e)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses.
(g)	Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the Financial Statements.	9

GMO Domestic Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Domestic Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in U.S. investment grade securities.  The Fund’s benchmark is the Lehman Brothers U.S. Government Bond Index.

At February 28, 2005, less than 0.1% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) and 93.7% was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO.

Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the Fund and the underlying funds.  As of February 28, 2005, the total value of these securities represented 16.1% of net assets.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Options

The Fund may write call and put options on futures or securities it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future or security transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.  As of, the Fund held no loan agreements.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for all indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement.  The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities. As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $19,993,585 and $7,574,249, respectively, long-term capital gains were $7,887,304 and $2,442,702, respectively and returns of capital were $294,534 and $0, respectively.

The fund elected to defer to March 1, 2005 post-October capital losses of $4,520,455.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$736,392,916	$2,629,469	$(1,190,206)	$1,439,263

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the treatment of swap transactions in the computation ofdistributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,479,933	$(1,479,934)	$1

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.10% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in GMO Special Purpose Holding Fund and GMO Short-Duration Collateral Fund.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
(0.018%)	0.019%	0.000%	<0.001%	0.001%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $5,693 and $297 respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

4.              Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$ 6,450,241	$ 2,242,766
Investments (non-U.S. Government securities)	420,448,037	59,971,673

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 84.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by six related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	35,887,871	$358,929,046	29,740,583	$296,994,016
Shares issued to shareholders in reinvestment of distributions	2,835,823	27,861,769	973,592	9,657,413
Shares repurchased	(979,771)	(9,746,179)	(4,873,046)	(49,062,783)
Net increase	37,743,923	$377,044,636	25,841,129	$257,588,646

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period

GMO Short-Duration Collateral Fund	$318,187,834	$ 420,428,428	$51,150,000	$8,930,577	$ 237,191	$ 689,586,013
GMO Special Purpose Holding Fund	590,956	19,609	560,660	19,609	—	22,996	*

Totals	$318,778,790	$ 420,448,037	$51,710,660	$8,950,186	$ 237,191	$ 689,609,009

*  After effect of return of capital distribution of $22,853 and $2,782 on June 10, 2004 and December 16, 2004, respectively.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.26%	$1,000.00	$1,008.50	$1.30
2) Hypothetical	0.26%	$1,000.00	$1,023.25	$1.29

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $7,887,304 from long-term capital gains.

For corporate shareholders, 1.46% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

21

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

22

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Small Cap Growth Fund returned +10.5% for the fiscal year ended February 28, 2005, as compared to +7.2% for the Russell 2500 Growth Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio’s outperformance for the fiscal year is primarily attributed to stock selection, with very robust picks made in construction, retail stores, and primary process industry. Selections in machinery and oil & gas detracted from relative performance.

Sector selection was flat relative to the benchmark for the period, with the portfolio’s overweight position in construction making the most significant positive impact. This was counteracted by underweight positions in the financial and machinery sectors, as well as overweight positions in the automotive and primary process industry sectors.

For the fiscal year, all three stock selection strategies – price momentum, estimate revision momentum, and price to intrinsic valuation – added value to the portfolio.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	100.1%
Short-Term Investments	6.3
Mutual Fund	0.4
Other Assets and Liabilities (net)	(6.8)
100.0%

Industry Sector Summary	% of Investments*
Technology	18.5%
Health Care	13.1
Services	11.9
Construction	9.4
Financial	9.4
Retail Stores	8.8
Machinery	5.5
Consumer Goods	4.6
Oil & Gas	3.9
Transportation	3.7
Primary Process Industry	3.5
Manufacturing	3.2
Utility	1.7
Food & Beverage	1.6
Metals & Mining	0.8
Automotive	0.4
100.0%

* The table excludes short-term investments.

1

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 100.1%

	Automotive — 0.4%
4,500	Goodyear Tire & Rubber Co. (The) *(a)	65,070
1,000	Oshkosh Truck Corp.	74,650
900	Superior Industries International, Inc. (a)	23,832
		163,552

	Construction — 9.5%
2,200	American Woodmark Corp.	80,982
2,800	Apartment Investment & Management Co.	107,128
4,300	AvalonBay Communities, Inc. REIT	298,850
700	Beazer Homes USA, Inc.	120,344
2,500	First Industrial Realty Trust, Inc. REIT	103,975
5,100	Fluor Corp.	320,025
2,400	Hovnanian Enterprises, Inc. *	132,000
2,400	Jacobs Engineering Group, Inc. *	134,352
900	KB Home	112,320
900	Kilroy Realty Corp. REIT	37,989
2,067	MDC Holdings, Inc.	164,575
2,800	Meritage Homes Corp. *	205,044
700	New Century Financial Corp. REIT	35,504
400	NVR, Inc. *	316,900
1,000	Potlatch Corp.	46,150
4,100	Regency Centers Corp. REIT	209,100
2,600	Ryland Group, Inc.	180,830
2,700	Simpson Manufacturing Co., Inc.	93,231
4,400	St. Joe Co.	319,660
1,200	Standard-Pacific Corp.	96,000
2,100	Texas Industries, Inc.	140,070
2,300	Thor Industries, Inc.	81,880
3,300	Toll Brothers, Inc. *	290,565
1,200	Winnebago Industries, Inc.	42,420
		3,669,894

2	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Consumer Goods — 4.6%
7,125	Bebe Stores, Inc. *	200,569
2,600	Blyth, Inc.	82,654
3,100	Brunswick Corp.	144,584
2,800	Chattem, Inc. *	102,480
1,900	Columbia Sportswear Co. *	106,495
900	Deckers Outdoor Corp. *(a)	36,909
1,300	Ethan Allen Interiors, Inc.	45,682
3,550	Fossil, Inc. *	91,590
2,300	Genesco, Inc. *	67,781
200	Genlyte Group, Inc. *	17,964
1,700	Kenneth Cole Productions, Inc.-Class A	49,317
900	K-Swiss, Inc.-Class A	27,900
1,200	Matthews International Corp.-Class A	41,736
3,700	Maytag Corp.	56,388
600	Middleby Corp.	32,340
900	Nu Skin Enterprises, Inc.-Class A	20,097
2,700	Oakley, Inc.	36,288
2,300	Polaris Industries, Inc.	160,517
4,900	Quiksilver, Inc. *	154,791
1,900	Skechers U.S.A., Inc.-Class A *	29,032
2,300	Steven Madden, Ltd. *	42,964
1,200	Tempur-Pedic International, Inc. *	22,980
1,300	Timberland Co.-Class A *	90,532
1,700	Topps Co. (The), Inc.	15,997
4,800	Tupperware Corp.	98,352
		1,775,939

	Financial — 9.4%
1,500	Accredited Home Lenders Holding Co. *	60,030
2,000	American Financial Group, Inc.	60,980
1,400	AmeriCredit Corp. *	32,984
2,700	AMERIGROUP Corp. *	107,622
1,100	AmerUs Group Co.	52,943
2,400	Arthur J. Gallagher & Co.	71,664
2,200	Associated Banc Corp.	70,532
3,200	Bank of Hawaii Corp.	145,664
3,300	Brown & Brown, Inc.	153,120

See accompanying notes to financial statements.	3

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
3,500	CapitalSource, Inc. *(a)	80,500
600	Chicago Mercantile Exchange	123,972
300	City National Corp.	20,535
3,600	CompuCredit Corp. *	107,712
400	Cullen/Frost Bankers, Inc.	18,592
3,800	East-West Bancorp, Inc.	136,648
2,600	Eaton Vance Corp.	70,096
2,000	Equifax, Inc.	60,780
3,500	Federated Investors, Inc.-Class B	103,390
1,000	First American Corp.	36,550
4,200	First Marblehead Corp. (The) *	292,110
2,700	Flagstar Bancorp, Inc.	55,485
1,100	Fremont General Corp. (a)	27,654
3,700	GATX Corp.	110,926
1,000	HCC Insurance Holdings, Inc.	37,500
2,800	HealthExtras, Inc. *	45,444
1,600	Hudson United Bancorp	56,704
1,300	IndyMac Bancorp, Inc.	46,787
2,200	Investors Financial Services Corp.	110,264
1,400	Irwin Financial Corp.	31,808
600	Mcgrath Rentcorp	25,866
700	Mercury General Corp.	38,402
1,800	Nara Bancorp, Inc.	35,136
2,800	Ohio Casualty Corp. *	67,564
4,200	People’s Bank	160,440
1,800	Pre-Paid Legal Services, Inc. *(a)	63,000
1,300	PrivateBancorp, Inc. (a)	42,250
2,600	Protective Life Corp.	103,896
2,800	Providian Financial Corp. *	48,020
6,000	Ryder System, Inc.	254,760
3,300	SEI Investments Co.	121,968
600	StanCorp Financial Group, Inc.	52,254
4,100	TCF Financial Corp.	113,365
1,500	Unitrin, Inc.	70,320
600	Westamerica Bancorporation	31,254
1,700	Zenith National Insurance Corp.	86,071
		3,643,562

4	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Food & Beverage — 1.6%
1,100	Constellation Brands, Inc.-Class A *	58,883
6,700	Corn Products International, Inc.	187,399
1,400	Lancaster Colony Corp.	59,654
500	Molson Coors Brewing Co.-Class B	34,765
4,500	PepsiAmericas, Inc.	102,375
2,700	Pilgrim’s Pride Corp.	102,546
1,400	Sanderson Farms, Inc.	62,818
		608,440

	Health Care — 13.1%
2,500	Advanced Medical Optics, Inc. *(a)	94,875
1,800	Amedisys, Inc. *	57,492
2,800	American Medical Systems Holdings, Inc. *	110,880
700	Apria Healthcare Group *	22,722
4,300	Bausch & Lomb, Inc.	304,397
2,800	Beverly Enterprises, Inc. *	33,600
2,400	Biosite, Inc. *(a)	139,056
3,300	Centene Corp. *	110,088
2,100	Cephalon, Inc. *(a)	103,047
1,500	Cerner Corp. *	78,150
5,600	Charles River Laboratories International, Inc. *	258,160
1,604	Cooper Cos., Inc.	132,089
4,700	Covance, Inc. *	205,437
567	Coventry Health Care, Inc. *	35,778
2,200	Dade Behring Holdings, Inc. *	137,962
1,400	DENTSPLY International, Inc.	76,958
300	Diagnostic Products Corp	13,689
4,500	Enzon Pharmaceuticals, Inc. *	48,375
2,000	Eon Labs, Inc. *	60,720
5,100	First Horizon Pharmaceutical Corp. *	83,844
1,400	Genesis HealthCare Corp. *	57,652
3,200	Gentiva Health Services, Inc. *	53,888
2,200	Haemonetics Corp. *	91,256
1,500	Henry Schein, Inc. *	108,510
1,400	Hologic, Inc. *	51,730
5,300	Humana, Inc. *	176,331
2,500	Idexx Laboratories, Inc. *(a)	138,625

See accompanying notes to financial statements.	5

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
2,000	Immucor Inc *	59,410
2,000	Intuitive Surgical, Inc. *	94,300
1,400	Invacare Corp.	65,968
1,700	Kensey Nash Corp. *	55,063
2,400	Kinetic Concepts, Inc. *	156,552
100	LCA-Vision, Inc.	2,892
1,600	Lifepoint Hospital, Inc. *	64,080
3,800	Lincare Holdings, Inc. *	154,204
3,000	Perrigo Co.	52,710
5,400	Pharmaceutical Product Development, Inc. *	230,310
2,200	PolyMedica Corp.	75,746
4,100	Possis Medical, Inc. *	38,622
2,700	Priority Healthcare Corp.-Class B *	61,776
4,500	Protein Design Labs Inc *	67,410
1,800	Psychiatric Solutions, Inc. *	71,676
1,500	RehabCare Group, Inc. *	43,050
2,500	Renal Care Group, Inc. *	98,500
1,100	ResMed, Inc. *	64,845
800	Respironics, Inc. *	46,200
3,350	Salix Pharmaceuticals, Ltd. *	54,370
1,400	Serologicals Corp *	33,838
1,100	SFBC International, Inc. *	47,795
1,600	Sierra Health Services, Inc. *	98,496
2,100	Steris Corp. *	51,975
2,300	Techne Corp. *	78,407
1,500	United Therapeutics Corp. *	68,145
2,000	Universal Health Services, Inc.-Class B	94,400
3,800	VCA Antech, Inc. *	76,304
900	Ventana Medical Systems, Inc. *	60,507
5,100	Ventiv Health, Inc. *	121,635
		5,074,497

	Machinery — 5.5%
700	Actuant Corp *	37,835
1,200	Briggs & Stratton Corp.	47,304
3,400	Cal Dive International, Inc. *	172,652
2,000	Carbo Ceramics, Inc.	147,960

6	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Machinery — continued
2,000	Cummins, Inc.	146,820
1,750	Engineered Support Systems, Inc.	96,740
4,700	FMC Technologies, Inc. *	162,338
3,700	Graco, Inc.	143,042
4,900	Grant Prideco Inc *	118,384
2,100	Hydril *	126,147
2,550	Joy Global, Inc.	93,712
1,600	Lincoln Electric Holdings, Inc.	50,560
1,700	Lone Star Technologies, Inc. *	77,027
3,100	Maverick Tube Corp. *	110,236
4,100	MSC Industrial Direct Co.-Class A	132,635
6,300	National-Oilwell, Inc. *	285,642
1,900	Oceaneering International, Inc. *	75,810
3,900	Oil States International, Inc. *	82,056
800	Stanley Works (The)	37,000
		2,143,900

	Manufacturing — 3.1%
2,300	Ball Corp.	102,120
3,500	Bemis Co., Inc.	104,440
4,500	Crown Holdings, Inc. *	74,025
50	Jarden Corp. *	2,175
2,700	Mine Safety Appliances Co.	125,577
3,400	Mueller Industries, Inc.	107,032
5,900	Owens-IIlinois, Inc. *	146,851
5,200	Pentair, Inc.	215,488
1,900	Precision Castparts Corp.	142,994
1,600	Reliance Steel & Aluminum Co.	73,120
200	Sonoco Products Co.	5,816
100	SPX Corp.	4,452
1,500	Temple Inland, Inc.	120,300
		1,224,390

See accompanying notes to financial statements.	7

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Metals & Mining — 0.8%
2,900	CONSOL Energy, Inc.	132,936
1,100	Peabody Energy Corp.	106,810
900	Southern Peru Copper Corp. (a)	56,619
		296,365

	Oil & Gas — 3.9%
1,500	Cabot Oil & Gas Corp.	83,985
6,000	Chesapeake Energy Corp.	130,140
3,400	Cimarex Energy Co. *(a)	138,278
1,200	Helmerich & Payne Inc	48,048
400	Holly Corp.	15,080
1,300	Noble Energy, Inc.	87,932
9,800	Patterson-UTI Energy, Inc.	245,000
5,900	Pride International Inc. *	145,258
2,600	Rowan Cos Inc	82,368
1,100	Stone Energy Corp. *	55,253
2,200	Swift Energy Co. *	59,818
3,900	Tesoro Corp. *	144,027
3,600	Vintage Petroleum, Inc.	106,884
4,900	Western Gas Resources, Inc.	181,300
		1,523,371

	Primary Process Industry — 3.5%
700	A. Schulman, Inc.	12,642
700	Airgas, Inc.	17,570
8,300	AK Steel Holding Corp. *(a)	145,665
2,300	Cabot Corp.	80,040
1,400	Carpenter Technology Corp.	94,668
6,000	Commercial Metals Co.	208,800
2,400	Cytec Industries, Inc.	121,272
1,700	Eastman Chemical Co.	98,158
2,600	Georgia Gulf Corp.	137,306
1,000	Headwaters, Inc. *	32,160
800	NS Group, Inc. *	27,368
700	Oregon Steel Mills, Inc. *	20,377
2,000	Ryerson Tull, Inc.	28,700

8	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Primary Process Industry — continued
4,200	Steel Dynamics, Inc.	187,068
1,300	Steel Technologies, Inc.	40,079
5,300	Worthington Industries, Inc.	111,035
		1,362,908

	Retail Stores — 8.8%
100	7-Eleven, Inc. *	2,512
5,200	Abercrombie & Fitch Co.-Class A	279,240
700	Advance Auto Parts *	35,266
3,450	Aeropostale, Inc. *	110,055
10,100	American Eagle Outfitters, Inc.	546,713
5,400	Blockbuster, Inc.-Class A	47,898
1,200	Building Materials Holding Corp.	55,368
2,100	Charlotte Russe Holding, Inc. *	25,053
3,100	Charming Shoppes, Inc. *	23,901
5,700	Chico’s FAS, Inc. *	167,865
2,800	Christopher & Banks Corp.	46,116
5,300	Claire’s Stores, Inc.	121,953
2,500	Dick’s Sporting Goods, Inc. *	89,625
3,200	Dollar Tree Stores, Inc. *	86,240
1,300	Electronics Boutique Holdings Corp. *	49,179
2,500	Fastenal Co.	146,150
2,000	Finish Line-Class A	40,920
3,600	Hibbett Sporting Goods, Inc. *	100,296
800	HOT Topic, Inc. *	17,088
2,200	Insight Enterprises, Inc. *	39,160
1,800	J. Jill Group (The), Inc. *	26,010
1,750	Jos A. Bank Clothiers, Inc. *(a)	47,495
2,600	Men’s Wearhouse, Inc. *	91,442
6,000	Michaels Stores, Inc.	191,340
1,300	Movie Gallery, Inc.	29,692
1,862	Nautilus Group, Inc.	41,262
2,100	Neiman-Marcus Group, Inc.-Class A	151,620
1,100	O’Reilly Automotive, Inc. *	55,990
2,325	Pacific Sunwear of California, Inc. *	59,892
500	Pantry (The), Inc. *	17,025
4,100	Pier 1 Imports, Inc.	74,825

See accompanying notes to financial statements.	9

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
4,150	Rent-A-Center, Inc. *	107,693
1,400	Ross Stores, Inc.	39,200
1,300	Sonic Automotive, Inc.	28,847
1,400	Too, Inc. *	37,184
9,700	Urban Outfitters, Inc. *	403,423
		3,433,538

	Services — 12.0%
700	Ameristar Casinos, Inc.	34,286
4,675	Applebee’s International, Inc.	133,284
2,600	Applied Industrial Technologies, Inc.	73,632
3,700	Aramark Corp.-Class B	103,711
4,100	Argosy Gaming Co. *	189,297
4,400	Boyd Gaming Corp.	215,644
1,200	Bright Horizons Family Solutions, Inc. *	82,656
3,700	Brinker International, Inc. *	140,082
5,100	Brink’s Co. (The)	176,766
2,600	California Pizza Kitchen, Inc. *	62,192
5,500	Catalina Marketing Corp.	148,225
2,700	CEC Entertainment, Inc. *	104,490
400	Charles River Associates, Inc. *	16,984
1,000	Choice Hotels International, Inc.	59,130
3,100	CKE Restaurants Inc. *	47,864
4,800	Copart, Inc. *	111,840
5,100	Darden Restaurants, Inc.	136,680
2,900	Education Management Corp. *	85,028
3,750	Factset Research Systems, Inc.	123,713
2,200	Getty Images, Inc. *(a)	156,948
2,600	Hughes Supply, Inc.	79,690
3,100	Iron Mountain, Inc. *	83,855
2,400	Isle of Capri Casinos, Inc. *	67,176
2,900	ITT Educational Services, Inc. *(a)	141,201
4,200	Jack in the Box, Inc. *	150,780
1,100	Korn/Ferry International *	21,098
5,200	Labor Ready, Inc. *	97,656
3,400	Mandalay Resort Group	240,958
1,000	Manpower, Inc.	43,700

10	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Services — continued
3,200	Outback Steakhouse, Inc.	143,712
1,700	Papa John’s International, Inc. *	58,463
2,400	Penn National Gaming, Inc. *	144,864
500	Performance Food Group Co *	13,570
800	R.H. Donnelley Corp. *	48,800
500	Rare Hospitality International Inc *	14,630
2,100	Red Robin Gourmet Burgers, Inc. *	95,193
2,600	Regis Corp.	102,440
2,400	Resources Connection, Inc. *(a)	119,424
2,300	Ruby Tuesday, Inc.	55,614
4,800	Sabre Holdings Corp.	101,184
2,650	SCP Pool Corp.	90,206
3,000	Sonic Corp. *	101,070
1,000	Station Casinos, Inc.	60,940
5,600	United Natural Foods, Inc. *	174,552
2,800	Weight Watchers International Inc. *	120,399
1,700	West Corp. *	57,307
400	World Fuel Services Corp.	11,460
		4,642,394

	Technology — 18.5%
4,300	Activision, Inc. *	93,998
6,500	Alliance Data Systems Corp. *(a)	256,425
1,000	Alliant Techsystems, Inc. *	69,230
6,300	Amphenol Corp.-Class A *	251,370
3,500	Anixter International, Inc.	131,390
2,100	Ansys, Inc. *	75,516
3,600	Anteon International Corp. *	136,656
2,100	Applied Signal Technology, Inc.	48,993
2,700	Armor Holdings, Inc. *	107,784
2,100	Avid Technology, Inc. *	140,490
200	Avnet, Inc. *	3,880
4,600	BE Aerospace, Inc. *	55,338
1,200	BEI Technologies, Inc.	32,916
1,300	Cabot Microelectronics Corp. *	42,237
1,800	CACI International, Inc.-Class A *	97,128
2,400	Ceradyne, Inc. *	72,240

See accompanying notes to financial statements.	11

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
3,200	Checkfree Corp. *	123,328
5,600	Cognizant Technology Solutions Corp. *	264,488
1,300	Comtech Telecommunications *	46,748
8,300	Comverse Technology, Inc. *	192,643
2,100	Convergys Corp. *	31,479
6,600	Cree, Inc. *	155,232
2,800	CSG Systems International, Inc. *	47,880
1,000	Cuno, Inc. *	56,200
1,000	Diebold, Inc.	53,370
2,000	Digital River, Inc. *	60,260
1,700	Diodes, Inc. *	43,707
1,200	Donaldson Co., Inc.	38,268
800	DRS Technologies, Inc. *	33,048
3,400	ESS Technology *	19,176
1,900	F5 Networks Inc *	104,671
2,200	Flir Systems, Inc. *	68,750
1,600	Global Imaging Systems, Inc. *	56,864
1,200	Global Payments, Inc.	66,624
5,000	Harris Corp.	333,500
2,100	Infospace, Inc. *	87,066
9,300	Ingram Micro, Inc.-Class A *	166,656
1,300	Innovative Solutions & Support, Inc. *	38,844
2,300	Intervoice, Inc. *	24,955
1,500	iPayment, Inc. *	64,560
1,000	John H. Harland Co.	36,700
1,800	Jupitermedia Corp. *	24,192
2,400	Lam Research Corp. *	75,456
800	Littelfuse, Inc. *	26,016
1,700	Macrovision Corp *	41,225
2,500	Mantech International Corp.-Class A *	61,700
800	Maximus, Inc.	27,088
4,600	McAfee, Inc. *	106,398
3,300	MEMC Electronic Materials Inc *	42,834
1,900	Metrologic Instruments, Inc. *	44,764
2,000	Micros Systems, Inc. *	64,860
5,900	Microsemi Corp. *	95,934
700	MicroStrategy, Inc.-Class A *	49,504

12	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
3,800	Novatel Wireless, Inc. *(a)	40,888
900	Overland Storage, Inc. *	13,320
1,800	PalmOne, Inc. *(a)	42,876
18,900	Parametric Technology Corp. *	108,675
4,200	Paxar Corp. *	98,406
2,300	Perot Systems Corp. *	30,498
3,800	Qlogic Corp. *	153,102
2,700	Reynolds & Reynolds, Inc. (The)-Class A	74,709
2,100	Rogers Corp. *	95,886
1,100	S1 Corp. *	8,448
3,700	Sapient Corp. *	27,269
2,000	ScanSource, Inc. *	125,500
4,200	SERENA Software, Inc. *	97,020
8,000	Silicon Image, Inc. *	92,160
1,300	Siliconix, Inc. *	36,881
6,200	Skyworks Solutions, Inc. *	45,012
2,100	Sonic Solutions, Inc. *(a)	32,844
900	SPSS, Inc. *	17,460
1,800	SRA International, Inc.-Class A *	109,494
2,700	Synaptics, Inc. *	64,503
3,600	Syntel, Inc.	68,436
1,900	Take-Two Interactive Software, Inc. *(a)	69,673
2,100	Tech Data Corp. *	86,079
3,500	Tektronix, Inc.	101,220
2,600	Tessera Technologies, Inc. *	105,924
3,600	THQ, Inc. *	98,424
11,900	Tibco Software, Inc. *	116,144
4,200	United Defense Industries, Inc.	229,824
500	United Industrial Corp.	16,500
1,000	United Stationers, Inc. *	43,980
3,900	Websense, Inc. *	233,415
3,000	WESCO International, Inc. *	107,790
7,400	Wind River Systems, Inc. *	99,604
		7,182,543

See accompanying notes to financial statements.	13

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Transportation — 3.7%
1,200	Arkansas Best Corp.	51,864
4,200	C.H. Robinson Worldwide, Inc.	230,160
4,100	CNF, Inc.	188,067
4,300	EGL, Inc. *	136,525
5,600	JB Hunt Transport Services, Inc.	264,264
1,700	Knight Transportation, Inc.	44,897
6,500	Landstar System, Inc. *	228,020
2,200	Old Dominion Freight Line, Inc. *	77,308
900	Overseas Shipholding Group, Inc.	58,608
600	SCS Transportation, Inc. *	13,290
2,600	Yellow Roadway Corp. *(a)	150,150
		1,443,153

	Utility — 1.7%
2,900	El Paso Electric Co. *	57,913
1,500	Energen Corp.	96,750
2,300	Equitable Resources, Inc.	136,505
2,200	j2 Global Communications, Inc. *(a)	84,282
1,500	National Fuel Gas Co.	42,480
4,800	Nextel Partners Inc. *	95,568
800	Questar Corp.	42,416
1,600	Southwestern Energy Co. *	97,600
		653,514

	TOTAL COMMON STOCKS (COST $32,194,581)	38,841,960

	MUTUAL FUND — 0.4%

152,185	Dreyfus Cash Management Plus Fund (b)	152,185

	TOTAL MUTUAL FUND (COST $152,185)	152,185

14	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 6.3%

	Cash Equivalent — 4.9%
1,891,335	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (b)	1,891,335

	U.S. Government — 0.3%
125,000	U.S. Treasury Bill, 1.90%, due 3/24/05 (c)	124,845

	Repurchase Agreement — 1.1%
434,263	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $434,284 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06 and market value, including accrued interest of $442,951.	434,263

	TOTAL SHORT-TERM INVESTMENTS (COST $2,450,443)	2,450,443

	TOTAL INVESTMENTS — 106.8%
	(Cost $34,797,209)	41,444,588

	Other Assets and Liabilities (net) — (6.8%)	(2,644,011)

	TOTAL NET ASSETS — 100.0%	$38,800,577

	Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	All or a portion of this security is out on loan (Note 2).
(b)	Investment of security lending collateral (Note 2).
(c)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.	15

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $1,972,695 (cost $34,797,209) (Note 2)	$41,444,588
Receivable for investments sold	1,139,609
Dividends and interest receivable	21,585
Receivable for expenses reimbursed by Manager (Note 3)	10,304

Total assets	42,616,086

Liabilities:
Payable for investments purchased	1,715,625
Payable upon return of securities loaned (Note 2)	2,043,520
Payable to affiliate for (Note 3):
Management fee	9,831
Shareholder service fee	4,469
Trustees and Chief Compliance Officer fees	70
Accrued expenses	41,994

Total liabilities	3,815,509
Net assets	$38,800,577

Net assets consist of:
Paid-in capital	$30,965,824
Accumulated undistributed net investment income	41,819
Accumulated net realized gain	1,145,555
Net unrealized appreciation	6,647,379
$38,800,577

Net assets attributable to:
Class III shares	$38,800,577

Shares outstanding:
Class III	1,766,937

Net asset value per share:
Class III	$ 21.96

16	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 243,520
Interest (including securities lending income of $10,695)	17,397

Total income	260,917

Expenses:
Management fee (Note 3)	134,908
Shareholder service fee (Note 3) - Class III	61,323
Custodian, fund accounting agent and transfer agent fees	64,639
Audit and tax fees	39,111
Legal fees	825
Trustees fees and related expenses (Note 3)	596
Registration fees	2,057
Miscellaneous	1,425
Total expenses	304,884
Fees and expenses reimbursed by Manager (Note 3)	(107,923)
Net expenses	196,961

Net investment income	63,956

Realized and unrealized gain (loss):
Net realized gain on:
Investments	3,991,690
Closed futures contracts	25,964
Net realized gain	4,017,654
Change in net unrealized appreciation (depreciation) on:
Investments	(515,599)
Open futures contracts	2,498
Net unrealized loss	(513,101)

Net realized and unrealized gain	3,504,553

Net increase in net assets resulting from operations	$ 3,568,509

See accompanying notes to financial statements.	17

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004

Increase (decrease) in net assets:
Operations:
Net investment income	$ 63,956	$ 5,869
Net realized gain	4,017,654	6,577,843
Change in net unrealized appreciation (depreciation)	(513,101)	7,453,206
Net increase in net assets from operations	3,568,509	14,036,918

Distributions to shareholders from:
Net investment income
Class III	(18,682)	(29,020)
Net realized gains
Class III	(3,738,543)	—

	(3,757,225)	(29,020)
Net share transactions (Note 7):
Class III	(2,758,263)	9,880,974

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	85,948	103,963

Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	(2,672,315)	9,984,937

Total increase (decrease) in net assets	(2,861,031)	23,992,835

Net assets:
Beginning of period	41,661,608	17,668,773
End of period (including accumulated undistributed net investment income of $41,819 and $0, respectively)	$38,800,577	$41,661,608

18	See accompanying notes to financial statements.

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004		2003	2002	2001(a)
Net asset value, beginning of period	$ 21.78	$ 13.52		$ 16.48	$ 19.08	$168.70
Income from investment operations:
Net investment income (loss)	0.03 †	—	(b)†	(0.01)†	0.01 †	(0.04)
Net realized and unrealized gain (loss)	1.96	8.28		(2.95)	(1.12)	(37.26)
Total from investment operations	1.99	8.28		(2.96)	(1.11)	(37.30)
Less distributions to shareholders:
From net investment income	(0.01)	(0.02)		—	—	—
From net realized gains	(1.80)	—		—	(1.49)	(112.32)
Total distributions	(1.81)	(0.02)		—	(1.49)	(112.32)
Net asset value, end of period	$ 21.96	$ 21.78		$ 13.52	$ 16.48	$ 19.08
Total Return (c)(d)	10.50%	61.22%		(17.96)%	(6.36)%	(33.14)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 38,801	$41,662		$17,669	$17,049	$19,957
Net expenses to average daily net assets	0.48%	0.48%		0.49%	0.48%	0.48%
Net investment income to average daily net assets	0.16%	0.02%		(0.06)%	0.07%	(0.09)%
Portfolio turnover rate	110%	97%		116%	118%	147%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.26%	0.24%		0.37%	0.33%	0.19%
Purchase premiums and redemption fees consisted of the following per share amounts: (†)	$ 0.04	$ 0.06		$ 0.03	$ 0.02	$ 0.87

(a) Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

(b) Net investment income was less than $0.01.

(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d) Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†    Calculated using average shares outstanding throughout the period.

See accompanying notes to financial statements.	19

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Small Cap Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks long-term growth of capital.  The Fund’s benchmark is the Russell 2500 Growth Index.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but

20

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contacts.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities

21

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $36,569 and $25,874, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $1,972,695 collateralized by cash in the amount of $2,043,520, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $1,687,637 and $29,020, respectively and long-term capital gains - $2,069,588 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $54,858 and $3,018,047 of undistributed ordinary income and undistributed long-term capital gains, respectively.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $319,647 and $1,513,997 expiring in 2010 and 2011, respectively.  Utilization of the capital loss carryforward above could be subject to limitations imposed by the Code related to share ownership activity.

22

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$34,849,096	$7,338,425	$(742,933)	$6,595,492

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions.  The financial highlights exclude these adjustments.

Accumulated
Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in Capital
$(3,455)	$3,523	$(68)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

The premiums on cash purchases and fees on redemptions of Fund shares are each 0.50% of the amount invested or redeemed.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund

23

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004,  the Fund received $26,911 and $76,859 in purchase premiums and $59,037 and $27,104 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $350 and $16, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $44,028,168 and $49,423,631, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

24

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.              Principal shareholders

At February 28, 2005, 60.8% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  One of the shareholders is another fund of GMO Trust.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	250,830	$ 5,377,242	928,784	$15,444,987
Shares issued to shareholders in reinvestment of distributions	198,823	3,751,783	1,050	20,632
Shares repurchased	(595,450)	(11,887,288)	(323,661)	(5,584,645)
Purchase premiums and redemption fees	—	85,948	—	103,963
Net increase (decrease)	(145,797)	$ (2,672,315)	606,173	$ 9,984,937

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

26

GMO Small Cap Growth

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.48%	$1,000.00	$1,223.40	$2.65
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*              Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Small Cap Growth Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $2,069,588 from long-term capital gains.

For taxable, non-corporate shareholders, 2.19% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 8.76% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

28

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

29

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed U.S. Equities Fund returned +6.1% for the fiscal year ended February 28, 2005, as compared to +7.0% for the S&P 500.  On an after-tax basis, the Fund returned +5.9% compared to the benchmark’s +6.7% for the same period.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio’s underperformance for the fiscal year is primarily attributed to stock selection.  An overweight in Fannie Mae, which continued to struggle during the year, detracted from returns.  Within utilities, overweights of telephone companies, including Verizon and BellSouth, detracted from performance.  Selection was also poor within technology and automotive stocks.  Within construction, overweights in homebuilders, including KB Home and DR Horton, added value.

Sector selection was a positive factor for the fiscal year.  Overweights in oil and gas and utilities both added value, as did an underweight in technology.  Overweights in automotive stocks and underweights in primary process countered some of these gains.

For the fiscal year, valuation-based stock selection strategies underperformed, as the strategies’ explicit credit to companies with strong financial quality (high, stable profitability and low debt) put the portfolio at odds with a market environment in which low quality stocks posted the highest returns.  The momentum-based strategy outperformed, benefiting from an overweight of oil and gas companies in the final months of the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	98.8%
Short-Term Investment	1.1
Other Assets and Liabilities (net)	0.1
100.0%

Industry Sector Summary	% of Investments*
Financial	16.9%
Health Care	15.8
Oil & Gas	13.2
Technology	11.9
Utility	10.6
Retail Stores	9.3
Consumer Goods	7.2
Automotive	4.2
Manufacturing	2.5
Construction	2.0
Services	1.7
Primary Process Industry	1.4
Transportation	1.4
Food & Beverage	1.3
Machinery	0.6
100.0%

* The table excludes short-term investments.

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 98.8%

	Automotive — 4.1%
5,300	Delphi Corp.	36,411
55,069	Ford Motor Co.	696,623
26,341	General Motors Corp.	939,583
500	Genuine Parts Co.	21,640
18,200	Harley-Davidson, Inc.	1,126,216
3,500	Johnson Controls, Inc.	206,850
3,400	Lear Corp.	177,310
1,800	Paccar, Inc.	135,468
		3,340,101

	Construction — 1.9%
2,000	Centex Corp.	127,180
14,800	D.R. Horton, Inc.	647,648
600	Fluor Corp.	37,650
2,000	KB Home	249,600
3,100	Lennar Corp.-Class A	188,542
2,500	Masco Corp.	84,300
1,000	Plum Creek Timber Co., Inc.	37,550
2,700	Pulte Homes, Inc.	210,654
		1,583,124

	Consumer Goods — 7.1%
39,800	Altria Group, Inc.	2,612,870
4,400	Black & Decker Corp.	364,848
20,500	Eastman Kodak Co.	696,795
8,400	Gillette Co. (The)	422,100
1,400	Harman International Industries, Inc.	157,038
10,100	Jones Apparel Group, Inc.	320,877
5,200	Kimberly Clark Corp.	343,096
8,400	Liz Claiborne, Inc.	355,320
3,800	Mohawk Industries, Inc. *	341,012
800	VF Corp.	47,808
1,700	Whirlpool Corp.	108,375
		5,770,139

2	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — 16.7%
15,600	Allstate Corp. (The)	837,408
5,850	AMBAC Financial Group, Inc.	455,013
12,300	American International Group, Inc.	821,640
1,528	Bank of America Corp.	71,281
2,100	BB&T Corp.	82,215
2,100	Bear Stearns Cos. (The), Inc.	208,950
10,800	Capital One Financial Corp.	828,144
6,200	Comerica, Inc.	353,896
2,598	Countrywide Financial Corp.	90,280
1,600	Erie Indemnity Co.-Class A	82,128
30,700	Fannie Mae	1,794,722
3,100	Federated Investors, Inc.-Class B	91,574
10,357	Fidelity National Financial, Inc.	458,194
7,600	Freddie Mac	471,200
4,100	Hartford Financial Services Group, Inc.	294,995
7,710	JPMorgan Chase & Co.	281,800
2,600	KeyCorp	85,800
4,400	Lincoln National Corp.	206,140
8,800	Loews Corp.	627,264
42,700	MBNA Corp.	1,083,299
3,900	Metlife, Inc.	160,056
8,500	MGIC Investment Corp.	533,290
12,300	National City Corp.	439,971
8,950	Old Republic International Corp.	214,711
6,600	PMI Group (The), Inc.	265,650
1,200	PNC Financial Services Group, Inc.	63,168
10,600	Providian Financial Corp. *	181,790
4,600	Radian Group, Inc.	222,318
1,664	Regions Financial Corp.	53,681
2,000	SEI Investments Co.	73,920
1,000	Suntrust Banks, Inc.	72,440
5,600	Torchmark Corp.	291,816
21,000	UnumProvident Corp.	355,320
800	Wachovia Corp.	42,408
33,400	Washington Mutual, Inc.	1,401,464
		13,597,946

See accompanying notes to the financial statements.	3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Food & Beverage — 1.2%
11,500	Coca Cola Enterprises, Inc.	245,525
4,300	ConAgra Foods, Inc.	117,476
20,400	Sara Lee Corp.	456,960
3,100	Tyson Foods, Inc.-Class A	52,762
2,100	WM Wrigley Jr. Co.	139,776
		1,012,499

	Health Care — 15.6%
1,600	Aetna, Inc.	233,632
11,600	AmerisourceBergen Corp.	694,840
3,500	Bard (C.R.), Inc.	232,750
4,900	Becton, Dickinson & Co.	293,363
2,400	Biomet, Inc.	101,328
14,000	Bristol-Myers Squibb Co.	350,420
8,500	Cigna Corp.	771,800
4,700	Guidant Corp.	344,933
1,600	Health Net, Inc. *	47,840
61,800	Johnson & Johnson	4,054,080
7,500	King Pharmaceuticals, Inc. *	71,625
1,900	Lincare Holdings, Inc. *	77,102
7,300	McKesson Corp.	272,582
35,300	Merck & Co., Inc.	1,119,010
97,330	Pfizer, Inc.	2,558,806
7,800	Schering-Plough Corp.	147,810
2,400	Stryker Corp.	119,184
23,000	Tenet Healthcare Corp. *	250,930
10,200	UnitedHealth Group, Inc.	929,832
		12,671,867

	Machinery — 0.6%
4,100	BJ Services Co.	204,836
4,700	Smith International, Inc. *	302,022
		506,858

4	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Manufacturing — 2.5%
13,200	American Standard Cos., Inc.	604,560
800	Ball Corp.	35,520
4,800	Danaher Corp.	260,016
10,500	General Electric Co.	369,600
6,500	Illinois Tool Works, Inc.	583,375
2,600	Pentair, Inc.	107,744
900	Textron, Inc.	69,615
		2,030,430

	Oil & Gas — 13.1%
2,000	Amerada Hess Corp.	200,800
7,000	Anadarko Petroleum Corp.	538,020
12,000	Burlington Resources, Inc.	595,560
34,200	ChevronTexaco Corp.	2,123,136
7,483	ConocoPhillips	829,790
2,100	EOG Resources, Inc.	191,352
72,300	Exxon Mobil Corp.	4,577,313
400	Kerr-McGee Corp.	31,064
6,700	Marathon Oil Corp.	317,178
10,900	Occidental Petroleum Corp.	765,943
1,300	Sunoco, Inc.	128,830
4,800	Valero Energy Corp.	341,952
		10,640,938

	Primary Process Industry — 1.4%
5,100	Dow Chemical Co.	281,265
1,000	Ecolab, Inc.	31,710
6,100	Nucor Corp.	380,274
4,200	Praxair, Inc.	188,286
5,400	Sherwin-Williams Co. (The)	239,220
		1,120,755

	Retail Stores — 9.2%
20,700	Albertson’s, Inc.	463,473
8,600	Autonation, Inc. *	167,958

See accompanying notes to the financial statements.	5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
11,200	Bed Bath & Beyond, Inc. *	420,224
1,500	CDW Corp.	86,205
5,200	Costco Wholesale Corp.	242,268
4,300	Dollar General Corp.	91,289
4,600	Dollar Tree Stores, Inc. *	123,970
66,900	Home Depot, Inc.	2,677,338
6,900	JC Penney Co., Inc. Holding Co.	306,981
14,500	Kroger Co. *	260,855
12,000	Lowe’s Cos., Inc.	705,360
4,400	Ross Stores, Inc.	123,200
38,300	Safeway, Inc. *	704,720
7,000	Supervalu, Inc.	222,390
6,600	Target Corp.	335,412
18,800	TJX Cos., Inc.	459,096
2,500	Wal-Mart Stores, Inc.	129,025
		7,519,764

	Services — 1.7%
1,800	Brinker International, Inc. *	68,148
6,100	Caesars Entertainment, Inc. *	122,366
1,500	Marriott International, Inc.-Class A	96,150
900	Omnicom Group	81,963
4,800	Outback Steakhouse, Inc.	215,568
2,000	Sabre Holdings Corp.	42,160
9,700	Starbucks Corp. *	502,557
4,000	Sysco Corp.	137,680
1,500	Yum! Brands, Inc.	73,170
		1,339,762

	Technology — 11.8%
5,900	Adobe Systems, Inc.	364,325
8,100	Autodesk, Inc.	240,732
17,100	Boeing Co. (The)	939,987
1,600	Computer Sciences Corp. *	73,968
60,800	Dell, Inc. *	2,437,472

6	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
11,000	Electronic Data Systems Corp.	234,300
21,000	First Data Corp.	861,420
700	Goodrich Corp.	25,921
700	Harris Corp.	46,690
42,900	Hewlett-Packard Co.	892,320
4,600	Lexmark International, Inc. *	368,598
10,500	Lockheed Martin Corp.	621,810
13,900	Motorola, Inc.	217,674
4,900	Network Appliance, Inc. *	147,049
23,900	Oracle Corp. *	308,549
31,400	Qualcomm, Inc.	1,133,854
2,400	Rockwell Automation, Inc.	149,160
11,000	Symantec Corp. *	242,110
4,900	Time Warner, Inc. *	84,427
7,100	Total System Services, Inc.	170,613
600	W.W. Grainger, Inc.	37,668
		9,598,647

	Transportation — 1.4%
7,600	Burlington Northern Santa Fe Corp.	382,052
1,000	C.H. Robinson Worldwide, Inc.	54,800
5,100	Expeditors International of Washington, Inc.	283,101
1,300	JB Hunt Transport Services, Inc.	61,347
10,400	Norfolk Southern Corp.	373,256
		1,154,556

	Utility — 10.5%
5,500	AES Corp. (The) *	92,070
4,300	Alltel Corp.	245,960
14,500	American Electric Power Co., Inc.	484,300
45,980	AT&T Corp.	893,391
45,200	BellSouth Corp.	1,166,160
3,200	Centerpoint Energy, Inc.	38,336
700	Consolidated Edison, Inc.	29,925
1,700	DTE Energy Co.	75,174
13,700	Duke Energy Corp.	369,763

See accompanying notes to the financial statements.	7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Utility — continued
4,300	Edison International	139,664
12,000	El Paso Corp.	147,960
1,400	Exelon Corp.	63,504
1,500	FirstEnergy Corp.	61,860
500	FPL Group, Inc.	39,675
1,300	NiSource, Inc.	29,432
13,800	PG&E Corp. *	485,484
1,000	PPL Corp.	54,540
1,700	Progress Energy, Inc.	73,678
1,800	Public Service Enterprise Group, Inc.	98,190
72,726	SBC Communications, Inc.	1,749,060
1,500	Sempra Energy	60,000
2,800	Southern Co.	89,936
3,100	Sprint Corp.-FON Group	73,408
800	TXU Corp.	61,000
51,942	Verizon Communications, Inc.	1,868,354
3,100	Xcel Energy, Inc.	54,932
		8,545,756

	TOTAL COMMON STOCKS (COST $72,674,535)	80,433,142

8	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 1.1%

	Repurchase Agreement — 1.1%
858,666	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $858,706, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $875,840.	858,666

	TOTAL SHORT-TERM INVESTMENT (COST $858,666)	858,666

	TOTAL INVESTMENTS — 99.9%
	(Cost $73,533,201)	81,291,808

	Other Assets and Liabilities (net) — 0.1%	82,405

	TOTAL NET ASSETS — 100.0%	$ 81,374,213

Notes to Schedule of Investments:

* Non-income producing security.

See accompanying notes to the financial statements.	9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $73,533,201) (Note 2)	$81,291,808
Dividends and interest receivable	146,886
Receivable for expenses reimbursed by Manager (Note 3)	6,216

Total assets	81,444,910

Liabilities:
Payable to affiliate for (Note 3):
Management fee	20,401
Shareholder service fee	9,273
Trustees and Chief Compliance Officer fees	166
Accrued expenses	40,857

Total liabilities	70,697
Net assets	$81,374,213

Net assets consist of:
Paid-in capital	$79,604,743
Accumulated undistributed net investment income	168,428
Accumulated net realized loss	(6,157,565)
Net unrealized appreciation	7,758,607
$81,374,213

Net assets attributable to:
Class III shares	$81,374,213

Shares outstanding:
Class III	6,702,626

Net asset value per share:
Class III	$ 12.14

10	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 1,753,730
Interest	8,214

Total income	1,761,944

Expenses:
Management fee (Note 3)	310,303
Shareholder service fee (Note 3) - Class III	141,047
Custodian, fund accounting agent and transfer agent fees	26,516
Audit and tax fees	38,590
Legal fees	2,644
Trustees fees and related expenses (Note 3)	1,427
Registration fees	4,438
Miscellaneous	2,383
Total expenses	527,348
Fees and expenses reimbursed by Manager (Note 3)	(74,243)
Net expenses	453,105

Net investment income	1,308,839

Realized and unrealized gain (loss):
Net realized gain on:
Investments	6,894,670
Net increase from payments by affiliates (Note 3)	15,989
Closed futures contracts	132,530

Net realized gain	7,043,189

Change in net unrealized appreciation (depreciation) on investments	(1,829,315)

Net realized and unrealized gain	5,213,874

Net increase in net assets resulting from operations	$ 6,522,713

See accompanying notes to the financial statements.	11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:

Net investment income	$ 1,308,839	$ 681,403
Net realized gain (loss)	7,043,189	(533,891)
Change in net unrealized appreciation (depreciation)	(1,829,315)	15,258,594

Net increase in net assets from operations	6,522,713	15,406,106

Distributions to shareholders from:
Net investment income
Class III	(1,236,900)	(685,290)

Net share transactions (Note 7):
Class III	14,061,792	6,958,552

Total increase in net assets	19,347,605	21,679,368

Net assets:
Beginning of period	62,026,608	40,347,240
End of period (including accumulated undistributed net investment income of $168,428 and $97,249, respectively)	$81,374,213	$62,026,608

12	See accompanying notes to the financial statements.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004	2003	2002	2001
Net asset value, beginning of period	$ 11.58		$ 8.62	$ 11.24	$ 12.08	$ 12.64

Income from investment operations:
Net investment income †	0.16		0.14	0.14	0.16	0.15
Net realized and unrealized gain (loss)	0.54		2.96	(2.64)	(0.86)	(0.57)

Total from investment operations	0.70		3.10	(2.50)	(0.70)	(0.42)

Less distributions to shareholders:
From net investment income	(0.14)		(0.14)	(0.12)	(0.14)	(0.14)

Total distributions	(0.14)		(0.14)	(0.12)	(0.14)	(0.14)
Net asset value, end of period	$ 12.14		$ 11.58	$ 8.62	$ 11.24	$ 12.08
Total Return (a)	6.12	%(b)	36.21%	(22.33)%	(5.78)%	(3.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$81,374		$62,027	$40,347	$27,495	$11,418
Net expenses to average daily net assets	0.48%		0.48%	0.49%	0.48%	0.48%
Net investment income to average daily net assets	1.39%		1.34%	1.41%	1.36%	1.18%
Portfolio turnover rate	87%		70%	63%	45%	161%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%		0.13%	0.16%	0.36%	0.54%

†	Computed using average shares outstanding throughout the period.
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	The effect of losses resulting from compliance violations and the Manager’s reimbursement of such losses had no effect on total return.

See accompanying notes to the financial statements.	13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Tax-Managed U.S. Equities Fund (the “Fund”), is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high after-tax total return primarily through investment in U.S. equity securities.

The Fund’s benchmark is the S&P 500 Index (after-tax), which is computed by the Manager by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index’s dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account

14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swaps contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there

15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $1,236,900 and $685,290, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $165,642 of undistributed ordinary income.

16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $2,954,100 and $1,837,014 expiring in 2011 and 2012, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund elected to defer to March 1, 2005 post-October capital losses of $1,366,451.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$73,530,415	$9,922,616	$(2,161,223)	$7,761,393

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP and differing treatments for redemption in-kind transactions.  Net gains resulting from redemption in-kind transactions were $7,245,806.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Loss	Paid-in Capital
$(760)	$(7,245,806)	$7,246,566

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $881 and $33, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

The Manager made voluntary reimbursements to the Fund totaling $15,989 to compensate the Fund for realized losses incurred from the sale of investment securities that violated the Fund’s investment restrictions.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $92,764,308 and $78,698,815, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.     Principal shareholders and related party

At February 28, 2005, 71.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by one related party.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	3,788,864	$ 43,065,447	1,462,760	$14,921,766
Shares issued to shareholders in reinvestment of distributions	48,491	557,513	10,692	109,995
Shares repurchased	(2,488,925)	(29,561,168)	(799,211)	(8,073,209)
Net increase	1,348,430	$ 14,061,792	674,241	$ 6,958,552

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005  and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

20

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.48%	$1,000.00	$1,103.80	$2.50
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*                Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005 of 0.48%, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 98.84% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

22

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	* [2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

23

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham [3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office [4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff,
Grantham, Mayo, Van Otterloo
& Co. LLC (June 2004 –
present); Vice President,
Director of Tax, Columbia
Management Group (2002 –
2004) and Senior Tax Manager
(2000 – 2002) and Tax Manager
(1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

GMO Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Growth Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Growth Fund returned +0.9% for the fiscal year ended February 28, 2005, as compared to +1.1% for the Russell 1000 Growth Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Sector selection contributed to portfolio performance for the period.  Overweight positions in both oil & gas and automotive proved to be the largest sources of positive performance.  Overall relative returns were hindered by an overweight position in the financial sector as well as underweight positions in manufacturing and transportation.

Stock selection was negative for the year, although the portfolio benefited from robust selections in both consumer goods and services issues.  Stocks that detracted from relative performance included selections in financial and healthcare securities. The portfolio’s overweight position in Exxon Mobil and underweight in Cisco Systems contributed to overall performance for the period. An overweight position in Merck proved to be a significant detractor for the fiscal year.

During the period, the momentum stock selection strategies added value, while the portfolio’s valuation metric underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Growth Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	97.4%
Short-Term Investments	3.6
Mutual Funds	0.1
Rights And Warrants	0.0
Futures	0.0
Other Assets and Liabilities (net)	(1.1)
100.0%

Industry Sector Summary	% of Investments*
Technology	22.9%
Health Care	21.2
Retail Stores	14.1
Consumer Goods	9.2
Oil & Gas	7.6
Financial	5.3
Services	4.7
Manufacturing	2.9
Machinery	2.8
Automotive	2.3
Primary Process Industry	2.3
Utility	1.7
Transportation	1.6
Food & Beverage	0.8
Construction	0.6
100.0%

* The table excludes short-term investments.

1

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 97.4%

	Automotive — 2.2%
175,500	Harley-Davidson, Inc.	10,859,940
5,200	Oshkosh Truck Corp.	388,180
33,700	Paccar, Inc.	2,536,262
		13,784,382

	Construction — 0.6%
3,900	Centex Corp.	248,001
6,250	D.R. Horton, Inc.	273,500
8,400	Fluor Corp.	527,100
13,600	Jacobs Engineering Group, Inc. *	761,328
1,400	NVR, Inc. *	1,109,150
7,500	Regency Centers Corp. REIT	382,500
7,800	St. Joe Co.	566,670
		3,868,249

	Consumer Goods — 8.9%
323,984	Altria Group, Inc.	21,269,550
27,200	Avon Products, Inc.	1,163,344
48,700	Black & Decker Corp.	4,038,204
36,000	Coach, Inc. *	1,999,080
16,000	Columbia Sportswear Co. *	896,800
5,900	Fortune Brands, Inc.	477,900
15,100	Fossil, Inc. *	389,580
84,600	Gillette Co. (The)	4,251,150
32,100	Harman International Industries, Inc.	3,600,657
58,300	Kimberly Clark Corp.	3,846,634
46,600	Maytag Corp.	710,184
30,700	Mohawk Industries, Inc. *(a)	2,755,018
20,100	Nike, Inc.-Class B	1,747,695
9,400	Polaris Industries, Inc.	656,026
136,800	Procter & Gamble Co.	7,262,712
13,600	Timberland Co.-Class A *	947,104
		56,011,638

2	See accompanying notes to the financial statements.

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — 5.2%
1,300	Aflac, Inc.	49,829
26,400	AMBAC Financial Group, Inc.	2,053,392
79,900	American International Group, Inc.	5,337,320
5,900	AMERIGROUP Corp. *	235,174
16,600	Brown & Brown, Inc.	770,240
205,695	Fannie Mae	12,024,930
26,600	Freddie Mac	1,649,200
54,100	Marsh & McLennan Cos., Inc.	1,766,365
284,500	MBNA Corp.	7,217,765
28,000	Radian Group, Inc.	1,353,240
		32,457,455

	Food & Beverage — 0.7%
5,600	Coca-Cola Co. (The)	239,680
21,500	Hershey Foods Corp.	1,354,500
3,600	PepsiCo, Inc.	193,896
102,500	Sara Lee Corp.	2,296,000
8,800	WM Wrigley Jr. Co.	585,728
		4,669,804

	Health Care — 20.7%
40,200	Aetna, Inc.	5,870,004
42,200	AmerisourceBergen Corp.	2,527,780
49,300	Bard (C.R.), Inc.	3,278,450
17,900	Bausch & Lomb, Inc.	1,267,141
47,200	Becton, Dickinson & Co.	2,825,864
51,400	Biomet, Inc.	2,170,108
13,400	Caremark Rx Inc *	512,952
16,700	Charles River Laboratories International, Inc. *	769,870
2,900	Cooper Cos., Inc.	238,815
9,700	Covance, Inc. *	423,987
21,598	Coventry Health Care, Inc. *	1,362,834
5,400	DENTSPLY International, Inc.	296,838
1,300	Express Scripts, Inc. *	97,877
46,100	Guidant Corp.	3,383,279

See accompanying notes to the financial statements.	3

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
35,000	Health Net, Inc. *	1,046,500
14,900	Hospira, Inc. *	441,040
4,700	Idexx Laboratories, Inc. *(a)	260,615
618,564	Johnson & Johnson	40,577,798
8,700	Kinetic Concepts, Inc. *	567,501
76,000	Lincare Holdings, Inc. *	3,084,080
26,100	McKesson Corp.	974,574
393,300	Merck & Co., Inc.	12,467,610
843,976	Pfizer, Inc.	22,188,129
21,400	Pharmaceutical Product Development, Inc. *	912,710
3,000	Quest Diagnostics, Inc.	298,200
37,000	Renal Care Group, Inc. *	1,457,800
15,000	Stryker Corp.	744,900
50,300	Tenet Healthcare Corp. *	548,773
156,050	UnitedHealth Group, Inc.	14,225,518
6,000	Universal Health Services, Inc.-Class B	283,200
17,200	WellPoint, Inc. *	2,099,432
28,600	Zimmer Holdings, Inc. *	2,456,740
		129,660,919

	Machinery — 2.8%
32,900	Baker Hughes, Inc.	1,555,512
90,000	BJ Services Co.	4,496,400
6,200	Cal Dive International, Inc. *	314,836
9,900	Caterpillar, Inc.	940,995
4,600	Engineered Support Systems, Inc.	254,288
37,900	FMC Technologies, Inc. *	1,309,066
5,400	Graco, Inc.	208,764
26,500	Grant Prideco Inc. *	640,240
25,100	Halliburton Co.	1,103,647
21,500	MSC Industrial Direct Co.-Class A	695,525
47,400	National-Oilwell, Inc. *	2,149,116
56,200	Smith International, Inc. *	3,611,412
		17,279,801

4	See accompanying notes to the financial statements.

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Manufacturing — 2.8%
19,300	3M Co.	1,620,042
91,800	American Standard Cos., Inc.	4,204,440
47,400	Danaher Corp.	2,567,658
9,900	General Electric Co.	348,480
64,457	Illinois Tool Works, Inc.	5,785,016
5,400	Mine Safety Appliances Co.	251,154
9,300	Precision Castparts Corp.	699,918
20,700	United Technologies Corp.	2,067,516
		17,544,224

	Oil & Gas — 7.4%
73,600	Burlington Resources, Inc.	3,652,768
27,500	EOG Resources, Inc.	2,505,800
567,400	Exxon Mobil Corp.	35,922,094
84,600	Patterson-UTI Energy, Inc.	2,115,000
19,900	Western Gas Resources, Inc.	736,300
25,900	XTO Energy, Inc.	1,178,968
		46,110,930

	Primary Process Industry — 2.2%
69,800	Dow Chemical Co.	3,849,470
43,900	Ecolab, Inc.	1,392,069
13,100	Georgia Gulf Corp.	691,811
1	Neenah Paper, Inc.	35
77,500	Nucor Corp.	4,831,350
59,600	Sherwin-Williams Co. (The)	2,640,280
29,800	Worthington Industries, Inc.	624,310
		14,029,325

	Retail Stores — 13.7%
6,900	7-Eleven, Inc. *	173,328
57,200	Abercrombie & Fitch Co.-Class A	3,071,640
13,400	Aeropostale, Inc. *	427,460
71,300	American Eagle Outfitters, Inc.	3,859,469
129,300	Bed Bath & Beyond, Inc. *	4,851,336

See accompanying notes to the financial statements.	5

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
31,700	Blockbuster, Inc.-Class A	281,179
7,500	CDW Corp. (a)	431,025
43,400	Chico’s FAS, Inc. *(a)	1,278,130
15,700	Costco Wholesale Corp.	731,463
88,000	Dollar General Corp.	1,868,240
79,700	Dollar Tree Stores, Inc. *	2,147,915
10,100	eBay, Inc. *	432,684
24,400	Family Dollar Stores, Inc.	803,248
8,800	Fastenal Co.	514,448
748,300	Home Depot, Inc.	29,946,966
104,334	Lowe’s Cos., Inc.	6,132,752
14,700	Michaels Stores, Inc.	468,783
25,800	Nordstrom, Inc.	1,387,008
4,600	O’Reilly Automotive, Inc. *	234,140
12,750	Pacific Sunwear of California, Inc. *	328,440
55,300	Pier 1 Imports, Inc.	1,009,225
65,200	Rent-A-Center, Inc. *	1,691,940
34,300	Ross Stores, Inc.	960,400
22,300	Staples, Inc.	702,896
52,000	Target Corp.	2,642,640
126,560	TJX Cos., Inc.	3,090,595
76,600	Urban Outfitters, Inc. *	3,185,794
62,400	Walgreen Co.	2,672,592
195,400	Wal-Mart Stores, Inc.	10,084,594
7,300	Whole Foods Market, Inc.	750,586
		86,160,916

	Services — 4.6%
11,800	Apollo Group, Inc.-Class A *	868,952
66,500	Applebee’s International, Inc.	1,895,915
38,800	Brinker International, Inc. *	1,468,968
6,800	Catalina Marketing Corp.	183,260
17,200	Cendant Corp.	380,464
5,000	Copart, Inc. *	116,500
26,100	Factset Research Systems, Inc.	861,039

6	See accompanying notes to the financial statements.

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Services — continued
7,100	Getty Images, Inc. *(a)	506,514
23,500	ITT Educational Services, Inc. *(a)	1,144,215
3,800	Mandalay Resort Group	269,306
2,000	Manpower, Inc.	87,400
35,000	Marriott International, Inc.-Class A	2,243,500
11,900	McGraw Hill Inc.	1,093,015
5,300	Moody’s Corp.	444,723
49,100	Outback Steakhouse, Inc.	2,205,081
22,200	Regis Corp.	874,680
10,600	Robert Half International, Inc.	309,202
216,000	Starbucks Corp. *	11,190,960
15,800	Starwood Hotels & Resorts Worldwide, Inc.	904,392
500	Washington Post Co	449,000
25,000	Yum! Brands, Inc.	1,219,500
		28,716,586

	Technology — 22.4%
103,800	Adobe Systems, Inc.	6,409,650
5,600	Affiliated Computer Services, Inc.-Class A *	289,520
18,500	Alliance Data Systems Corp. *(a)	729,825
23,100	Amphenol Corp.-Class A *	921,690
103,200	Apple Computer, Inc. *	4,629,552
183,004	Autodesk, Inc.	5,438,879
15,000	Avery Dennison Corp.	910,500
196,500	Boeing Co. (The)	10,801,605
56,500	Cisco Systems, Inc. *	984,230
15,200	Cognizant Technology Solutions Corp. *	717,896
29,400	Convergys Corp. *	440,706
12,300	Cree, Inc. *	289,296
829,900	Dell, Inc. *	33,270,691
21,500	Emerson Electric Co.	1,425,880
181,500	First Data Corp.	7,445,130
3,600	Fiserv, Inc. *	136,584
4,400	General Dynamics Corp.	463,540
2,200	Google, Inc.-Class A *(a)	413,578

See accompanying notes to the financial statements.	7

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)
	Technology — continued
13,100	Harris Corp.	873,770
260,308	Intel Corp.	6,242,186
76,700	International Business Machines Corp.	7,100,886
18,300	Juniper Networks, Inc. *	394,182
18,000	Lexmark International, Inc. *	1,442,340
106,900	Lockheed Martin Corp.	6,330,618
233,500	Microsoft Corp.	5,879,530
87,300	Motorola, Inc.	1,367,118
5,600	National Instruments Corp.	159,936
23,400	NCR Corp. *	912,366
62,100	Network Appliance, Inc. *	1,863,621
240,200	Oracle Corp. *	3,100,982
2,200	ProcureNet, Inc. *(b)	0
486,700	Qualcomm, Inc.	17,574,737
31,300	Rockwell Automation, Inc.	1,945,295
25,400	Rockwell Collins	1,169,670
161,200	Symantec Corp. *	3,548,012
35,000	Tibco Software, Inc. *	341,600
13,300	Total System Services, Inc.	319,599
15,800	United Defense Industries, Inc.	864,576
18,400	VeriSign, Inc. *	504,528
17,300	W.W. Grainger, Inc.	1,086,094
41,900	Yahoo!, Inc. *	1,352,113
		140,092,511

	Transportation — 1.5%
10,900	C.H. Robinson Worldwide, Inc.	597,320
17,100	CNF, Inc.	784,377
55,800	Expeditors International of Washington, Inc.	3,097,458
28,100	FedEx Corp.	2,747,618
36,800	JB Hunt Transport Services, Inc.	1,736,592
15,600	Landstar System, Inc. *	547,248
		9,510,613

8	See accompanying notes to the financial statements.

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)
	Utility — 1.7%
47,000	AES Corp. (The) *	786,780
13,100	Equitable Resources, Inc.	777,485
5,900	Southwestern Energy Co. *	359,900
13,400	TXU Corp.	1,021,750
215,300	Verizon Communications, Inc.	7,744,340
		10,690,255

	TOTAL COMMON STOCKS (COST $567,194,027)	610,587,608

	MUTUAL FUND — 0.1%

380,359	Dreyfus Cash Management Plus Fund (c)	380,359

	TOTAL MUTUAL FUND (COST $380,359)	380,359

	RIGHTS AND WARRANTS — 0.0%

	Technology — 0.0%
3,193	Lucent Technologies, Inc. Warrants, Expires 12/10/2007 *	2,842

	TOTAL RIGHTS AND WARRANTS (COST $0)	2,842

See accompanying notes to the financial statements.	9

GMO Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.6%

	Cash Equivalent — 0.8%
4,727,041	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (c)	4,727,041

	U.S. Government — 0.3%
1,700,000	U.S. Treasury Bill, 2.35%, due 3/24/05 (d) (e)	1,697,875

	Repurchase Agreement — 2.5%
15,929,660	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $15,930,412 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06, and market value, including accrued interest of $16,248,256.	15,929,660

	TOTAL SHORT-TERM INVESTMENTS (COST $22,354,576)	22,354,576

	TOTAL INVESTMENTS — 101.1% (Cost $589,928,962)	633,325,385

	Other Assets and Liabilities (net) — (1.1%)	(6,599,069)

	TOTAL NET ASSETS — 100.0%	$626,726,316

Notes to Schedule of Investments:

* Non-income producing security.
(a) All or a portion of this security is out on loan (Note 2).
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) Investment of security lending collateral (Note 2).
(d) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(e) Rate shown represents yield-to-maturity.

10	See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation

Buys

24	S&P 500	March 2005	$7,224,600	$19,446

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	11

GMO Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $4,996,033 (cost $589,928,962) (Note 2)	$633,325,385
Receivable for investments sold	27,155,214
Receivable for Fund shares sold	436,602
Dividends and interest receivable	886,001
Receivable for expenses reimbursed by Manager (Note 3)	22,260

Total assets	661,825,462

Liabilities:
Payable for investments purchased	29,021,325
Payable upon return of securities loaned (Note 2)	5,107,400
Payable for Fund shares repurchased	467,400
Payable to affiliate for (Note 3):
Management fee	156,780
Shareholder service fee	40,516
Administration fee - Class M	40,997
Trustees and Chief Compliance Officer fees	1,184
Payable for 12b-1 fee - Class M	113,614
Payable for variation margin on open futures contracts (Note 2)	72,173
Accrued expenses	77,757

Total liabilities	35,099,146
Net assets	$626,726,316

Net assets consist of:
Paid-in capital	$603,980,734
Accumulated undistributed net investment income	499,503
Accumulated net realized loss	(21,169,790)
Net unrealized appreciation	43,415,869
$626,726,316

Net assets attributable to:
Class III shares	$357,499,198
Class M shares	$269,227,118

12	See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Shares outstanding:
Class III	19,579,280
Class M	14,802,703

Net asset value per share:
Class III	$18.26
Class M	$18.19

See accompanying notes to the financial statements.	13

GMO Growth Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 8,919,792
Interest (including securities lending income of $4,938)	177,904

Total income	9,097,696

Expenses:
Management fee (Note 3)	2,176,170
Shareholder service fee (Note 3) - Class III	549,119
12b-1 fee (Note 3) - Class M	733,415
Administration fee (Note 3) - Class M	586,732
Custodian, fund accounting agent and transfer agent fees	140,945
Audit and tax fees	42,959
Legal fees	17,878
Trustees fees and related expenses (Note 3)	10,189
Registration fees	27,563
Miscellaneous	14,163
Total expenses	4,299,133
Fees and expenses reimbursed by Manager (Note 3)	(241,306)
Net expenses	4,057,827

Net investment income	5,039,869

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	31,034,589
Closed futures contracts	(518,078)

Net realized gain	30,516,511

Change in net unrealized appreciation (depreciation) on:
Investments	(28,275,361)
Open futures contracts	41,570

Net unrealized loss	(28,233,791)

Net realized and unrealized gain	2,282,720

Net increase in net assets resulting from operations	$7,322,589

14	See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,039,869	$ 2,384,172
Net realized gain	30,516,511	35,790,047
Change in net unrealized appreciation (depreciation)	(28,233,791)	95,212,422

Net increase in net assets from operations	7,322,589	133,386,641

Distributions to shareholders from:
Net investment income
Class III	(2,825,613)	(2,827,789)
Class M	(1,683,303)	(434,159)
Total distributions from net investment income	(4,508,916)	(3,261,948)
Net realized gains
Class III	(14,537,957)	(8,019,206)
Class M	(11,915,590)	(1,698,158)
Total distributions from net realized gains	(26,453,547)	(9,717,364)

	(30,962,463)	(12,979,312)
Net share transactions (Note 7):
Class III	(65,413,408)	37,594,845
Class M	78,714,651	156,705,819
Increase in net assets resulting from net share transactions	13,301,243	194,300,664

Total increase (decrease) in net assets	(10,338,631)	314,707,993

Net assets:
Beginning of period	637,064,947	322,356,954
End of period (including accumulated undistributed net investment income of $499,503 and $0, respectively)	$626,726,316	$637,064,947

See accompanying notes to the financial statements.	15

GMO Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004	2003	2002	2001(a)
Net asset value, beginning of period	$ 19.03		$ 14.29	$ 18.23	$ 21.19	$ 54.45

Income from investment operations:
Net investment income	0.16	†	0.10	0.10	0.10	0.14
Net realized and unrealized gain (loss)	(0.02	)(b)	5.14	(3.94)	(2.97)	(10.78)

Total from investment operations	0.14		5.24	(3.84)	(2.87)	(10.64)

Less distributions to shareholders:
From net investment income	(0.14)		(0.14)	(0.10)	(0.09)	(0.15)
From net realized gains	(0.77)		(0.36)	—	—	(22.47)

Total distributions	(0.91)		(0.50)	(0.10)	(0.09)	(22.62)
Net asset value, end of period	$ 18.26		$ 19.03	$ 14.29	$ 18.23	$ 21.19
Total Return (c)	0.94%		36.93%	(21.13)%	(13.57)%	(25.76)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$357,499		$437,200	$302,051	$116,306	$114,988
Net expenses to average daily net assets	0.48%		0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	0.89%		0.62%	0.72%	0.54%	0.27%
Portfolio turnover rate	136%		97%	72%	101%	111%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%	0.09%	0.07%	0.07%

(a)	Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

16	See accompanying notes to the financial statements.

GMO Growth Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004	2003(a)
Net asset value, beginning of period	$ 18.97		$ 14.25	$ 15.27

Income from investment operations:
Net investment income	0.11	†	0.09	0.04
Net realized and unrealized gain (loss)	(0.02	)(b)	5.09	(1.01)

Total from investment operations	0.09		5.18	(0.97)

Less distributions to shareholders:
From net investment income	(0.10)		(0.10)	(0.05)
From net realized gains	(0.77)		(0.36)	—

Total distributions	(0.87)		(0.46)	(0.05)
Net asset value, end of period	$ 18.19		$ 18.97	$ 14.25
Total Return (c)	0.65%		36.58%	(6.31	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$269,227		$199,865	$20,306
Net expenses to average daily net assets	0.78%		0.78%	0.78	%*
Net investment income to average daily net assets	0.61%		0.29%	0.51	%*
Portfolio turnover rate	136%		97%	72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%	0.09	%*

(a)	Period from September 11, 2002 (commencement of operations) through February 28, 2003.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	17

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks long-term growth of capital.  The Fund’s benchmark is the Russell 1000 Growth Index.

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding: Class III and Class M.  Class M shares bear an administrative fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the level of fees borne by the classes.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in

18

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there

19

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $160,649 and $155,711, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $4,996,033 collateralized by cash in the amount of $5,107,400 which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid was as follows: ordinary income - $24,392,679 and  $12,979,312, respectively and long-term capital gains - $6,569,784 and $0, respectively.

20

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $6,021,223 and $10,598,835 of undistributed ordinary income and undistributed long-term capital gains, respectively.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $20,637,182, $9,328,913 and $782,016 expiring in 2010, 2011 and 2012, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$596,451,750	$50,075,747	$(13,202,112)	$36,873,635

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to losses in wash sale transactions and differing treatments for redemption in-kind transactions.  Net gains resulting from redemption in-kind transactions were $4,807,731.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(31,450)	$(4,293,793)	$4,325,243

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and

21

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.  Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund.  This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class III only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $6,166 and $250, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $867,999,682 and $885,966,365, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that

22

GMO Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 37.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	6,639,226	$ 115,355,190	4,941,266	$ 89,848,240
Shares issued to shareholders in reinvestment of distributions	984,564	17,331,567	577,098	10,293,178
Shares repurchased	(11,020,441)	(198,100,165)	(3,682,608)	(62,546,573)
Net increase (decrease)	(3,396,651)	$ (65,413,408)	1,835,756	$ 37,594,845

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class M:
Shares sold	10,764,615	$ 194,255,380	9,595,449	$164,701,580
Shares issued to shareholders in reinvestment of distributions	775,516	13,598,893	119,910	2,132,317
Shares repurchased	(7,273,865)	(129,139,622)	(603,850)	(10,128,078)
Net increase	4,266,266	$ 78,714,651	9,111,509	$156,705,819

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

24

GMO Growth Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

25

GMO Growth Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)
February 28, 2005

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,079.40	$2.47
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

Class M
1) Actual	0.78%	$1,000.00	$1,077.60	$4.02
2) Hypothetical	0.78%	$1,000.00	$1,020.93	$3.91

*                 Expenses are calculated using the Classes’ annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Growth Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $6,569,784 from long-term capital gains.

For taxable, non-corporate shareholders, 27.81% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 27.98% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

27

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

28

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti–Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO U.S. Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO U.S. Core Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Core Fund returned +6.9% for the fiscal year ended February 28, 2005, as compared to +7.0% for the S&P 500.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Sector selection contributed to the portfolio’s relative performance for the fiscal year. An overweight position in oil & gas provided the bulk of positive performance. Meanwhile, overweight positions in health care and automotive proved costly.

The portfolio’s slight underperformance for the period is primarily attributed to stock selection, and, more specifically, picks made in financial, utility and automotive stocks. Some positive performance came from selections made in health care issues. The portfolio’s overweight positions in General Motors, Fannie Mae, and Verizon Communications detracted from performance, while underweight positions in Wal-Mart Stores, Cisco Systems, and an overweight position in Cigna Corp. benefited the portfolio.

For the year, the portfolio’s valuation stock selection strategies detracted from overall performance, while price momentum provided a positive impact for the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO U.S. Core Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	95.4%
Short-Term Investments	4.4
Mutual Funds	0.0
Futures	0.0
Other Assets and Liabilities (net)	0.2
100.0%

Industry Sector Summary	% of Investments*
Health Care	16.4%
Financial	15.9
Oil & Gas	13.3
Technology	12.3
Retail Stores	10.1
Utility	10.1
Consumer Goods	6.2
Automotive	4.6
Manufacturing	2.4
Construction	2.1
Primary Process Industry	1.8
Services	1.7
Transportation	1.4
Food & Beverage	1.3
Machinery	0.4
100.0%

* The table excludes short-term investments.

1

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 95.4%

	Automotive — 4.4%
471,964	Delphi Corp. (a)	3,242,393
4,137,311	Ford Motor Co.	52,336,984
1,999,416	General Motors Corp.	71,319,169
111,200	Genuine Parts Co.	4,812,736
1,108,300	Harley-Davidson, Inc.	68,581,604
356,745	Johnson Controls, Inc.	21,083,630
186,403	Lear Corp.	9,720,916
		231,097,432

	Construction — 2.0%
145,700	Centex Corp.	9,265,063
653,578	D.R. Horton, Inc.	28,600,573
34,200	Fluor Corp.	2,146,050
3,900	Georgia-Pacific Corp.	139,659
196,100	KB Home	24,473,280
305,400	Lennar Corp.-Class A	18,574,428
279,500	Masco Corp.	9,424,740
2,800	NVR, Inc. *	2,218,300
57,400	Plum Creek Timber Co., Inc.	2,155,370
70,800	Pulte Homes, Inc.	5,523,816
		102,521,279

	Consumer Goods — 5.9%
2,332,100	Altria Group, Inc.	153,102,365
228,300	Black & Decker Corp.	18,930,636
4,800	Colgate-Palmolive Co.	254,016
1,164,649	Eastman Kodak Co.	39,586,420
231,926	Gillette Co. (The)	11,654,282
118,500	Harman International Industries, Inc.	13,292,145
333,100	Jones Apparel Group, Inc.	10,582,587
283,633	Kimberly Clark Corp.	18,714,105
384,300	Liz Claiborne, Inc.	16,255,890
157,000	Mohawk Industries, Inc. *	14,089,180

2	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Consumer Goods — continued
2,200	Nike, Inc.-Class B	191,290
35,300	Reynolds American, Inc.	2,892,835
60,600	VF Corp.	3,621,456
78,400	Whirlpool Corp.	4,998,000
		308,165,207

	Financial — 15.2%
8,300	Aflac, Inc.	318,139
978,800	Allstate Corp. (The)	52,541,984
278,700	AMBAC Financial Group, Inc.	21,677,286
825,600	American International Group, Inc.	55,150,080
28,900	AON Corp.	708,339
474,166	Bank of America Corp.	22,119,844
114,600	BB&T Corp.	4,486,590
153,679	Bear Stearns Cos. (The), Inc.	15,291,061
500,122	Capital One Financial Corp.	38,349,355
342,600	Citigroup, Inc.	16,348,872
20,600	CNA Financial Corp. *	592,662
211,700	Comerica, Inc.	12,083,836
628,021	Countrywide Financial Corp.	21,823,730
1,602,254	Fannie Mae	93,667,769
675,020	Fidelity National Financial, Inc.	29,862,885
706,900	Freddie Mac	43,827,800
4,500	Friedman Billings Ramsey Group, Inc.-Class A	83,475
261,200	Hartford Financial Services Group, Inc.	18,793,340
69,200	Huntington Bancshares, Inc.	1,558,384
984,758	JPMorgan Chase & Co.	35,992,905
134,900	KeyCorp	4,451,700
192,600	Lincoln National Corp.	9,023,310
347,700	Loews Corp.	24,784,056
514,100	Marsh & McLennan Cos., Inc.	16,785,365
5,050	MBIA, Inc.	295,930
2,181,418	MBNA Corp.	55,342,575
227,900	Metlife, Inc.	9,353,016
311,500	MGIC Investment Corp.	19,543,510

See accompanying notes to the financial statements.	3

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
479,400	National City Corp.	17,148,138
26,125	North Fork Bancorp	752,661
258,600	Old Republic International Corp.	6,203,814
292,300	PMI Group (The), Inc.	11,765,075
61,600	PNC Financial Services Group, Inc.	3,242,624
156,600	Providian Financial Corp. *	2,685,690
225,400	Radian Group, Inc.	10,893,582
139,726	Regions Financial Corp.	4,507,561
59,000	Suntrust Banks, Inc.	4,273,960
241,900	Torchmark Corp.	12,605,409
1,185,100	UnumProvident Corp.	20,051,892
186,700	Wachovia Corp.	9,896,967
1,501,923	Washington Mutual, Inc.	63,020,689
		791,905,860

	Food & Beverage — 1.3%
667,351	Coca Cola Enterprises, Inc.	14,247,944
175,700	ConAgra Foods, Inc.	4,800,124
21,900	Hormel Foods Corp.	682,185
49,500	McCormick & Co., Inc.	1,880,505
988,300	Sara Lee Corp.	22,137,920
538,300	Tyson Foods, Inc.-Class A	9,161,866
198,900	WM Wrigley Jr. Co.	13,238,784
		66,149,328

	Health Care — 15.7%
3,300	Abbott Laboratories	151,767
210,911	Aetna, Inc.	30,797,224
401,200	AmerisourceBergen Corp.	24,031,880
211,200	Bard (C.R.), Inc.	14,044,800
263,828	Becton, Dickinson & Co.	15,795,382
40,500	Biomet, Inc.	1,709,910
547,452	Bristol-Myers Squibb Co.	13,702,724
567,200	Cigna Corp.	51,501,760
55,300	DENTSPLY International, Inc. (a)	3,039,841

4	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
3,500	Eli Lilly & Co.	196,000
8,000	Express Scripts, Inc. *	602,320
330,000	Guidant Corp.	24,218,700
94,700	Health Net, Inc. *	2,831,530
3,661,700	Johnson & Johnson	240,207,520
371,266	Lincare Holdings, Inc. *	15,065,974
354,900	McKesson Corp.	13,251,966
2,177,700	Merck & Co., Inc.	69,033,090
7,004,780	Pfizer, Inc.	184,155,666
203,300	Schering-Plough Corp.	3,852,535
93,800	Stryker Corp.	4,658,108
1,040,500	Tenet Healthcare Corp. *	11,351,855
1,019,851	UnitedHealth Group, Inc.	92,969,617
631	Wyeth	25,757
		817,195,926

	Machinery — 0.4%
130,700	BJ Services Co.	6,529,772
3,800	Deere & Co.	270,218
184,300	Smith International, Inc. *	11,843,118
		18,643,108

	Manufacturing — 2.2%
451,060	American Standard Cos., Inc.	20,658,548
195,200	Danaher Corp.	10,573,984
893,000	General Electric Co.	31,433,600
421,200	Illinois Tool Works, Inc.	37,802,700
119,600	Pentair, Inc.	4,956,224
84,800	SPX Corp.	3,775,296
102,900	Textron, Inc.	7,959,315
		117,159,667

	Oil & Gas — 12.7%
100,700	Amerada Hess Corp.	10,110,280
414,300	Anadarko Petroleum Corp.	31,843,098

See accompanying notes to the financial statements.	5

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Oil & Gas — continued
81,519	Apache Corp.	5,125,915
688,396	Burlington Resources, Inc.	34,165,093
2,080,300	ChevronTexaco Corp.	129,145,024
380,526	ConocoPhillips	42,196,528
124,100	EOG Resources, Inc.	11,307,992
4,468,800	Exxon Mobil Corp.	282,919,728
12,500	Kerr-McGee Corp.	970,750
136,400	Marathon Oil Corp.	6,457,176
628,100	Occidental Petroleum Corp.	44,136,587
156,300	Sunoco, Inc.	15,489,330
80,094	Unocal Corp.	4,333,085
613,100	Valero Energy Corp.	43,677,244
		661,877,830

	Primary Process Industry — 1.7%
604,200	Dow Chemical Co.	33,321,630
180,600	Ecolab, Inc. (a)	5,726,826
521,700	Nucor Corp.	32,522,778
165,700	Praxair, Inc.	7,428,331
217,400	Sherwin-Williams Co. (The)	9,630,820
		88,630,385

	Retail Stores — 9.6%
919,021	Albertson’s, Inc. (a)	20,576,880
336,300	Autonation, Inc. *	6,567,939
893,400	Bed Bath & Beyond, Inc. *	33,520,368
109,300	CDW Corp.	6,281,471
288,200	Costco Wholesale Corp.	13,427,238
449,600	Dollar General Corp.	9,545,008
358,000	Dollar Tree Stores, Inc. *	9,648,100
18,100	Fastenal Co.	1,058,126
4,379,504	Home Depot, Inc.	175,267,750
278,500	JC Penney Co., Inc. Holding Co.	12,390,465
860,700	Kroger Co. *	15,483,993
676,100	Lowe’s Cos., Inc.	39,741,158

6	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
54,300	May Department Stores Co. (The)	1,873,893
205,600	Ross Stores, Inc.	5,756,800
1,771,400	Safeway, Inc. *	32,593,760
54,000	Sears Roebuck & Co.	2,696,220
170,900	Supervalu, Inc.	5,429,493
367,400	Target Corp.	18,671,268
889,236	TJX Cos., Inc.	21,715,143
109,200	Walgreen Co.	4,677,036
1,200,600	Wal-Mart Stores, Inc.	61,962,966
13,400	Whole Foods Market, Inc.	1,377,788
		500,262,863

	Services — 1.6%
28,703	Dun & Bradstreet Corp. *	1,764,086
12,000	Harrah’s Entertainment, Inc.	787,080
188,000	Marriott International, Inc.-Class A	12,050,800
196,774	McDonald’s Corp.	6,509,284
65,800	Omnicom Group	5,992,406
195,100	Outback Steakhouse, Inc.	8,761,941
805,700	Starbucks Corp. *	41,743,317
98,700	Yum! Brands, Inc.	4,814,586
		82,423,500

	Technology — 11.7%
345,700	Adobe Systems, Inc.	21,346,975
606,760	Autodesk, Inc.	18,032,907
4,902	Avaya, Inc. *	68,628
42,100	Avery Dennison Corp.	2,555,470
15,200	BMC Software, Inc. *	227,240
913,800	Boeing Co. (The)	50,231,586
6,100	Cadence Design Systems, Inc. *	84,058
4,718,700	Dell, Inc. *	189,172,683
300	Diebold, Inc.	16,011
414,600	Electronic Data Systems Corp. (a)	8,830,980
1,133,800	First Data Corp.	46,508,476

See accompanying notes to the financial statements.	7

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
60,036	Freescale Semiconductor-Class B *	1,151,490
606	General Dynamics Corp.	63,842
1,346,200	Hewlett-Packard Co.	28,000,960
283,500	International Business Machines Corp.	26,246,430
274,400	Lexmark International, Inc. *	21,987,672
664,800	Lockheed Martin Corp.	39,369,456
1,155,900	Microsoft Corp.	29,105,562
103,886	Motorola, Inc.	1,626,855
282,700	Network Appliance, Inc. *	8,483,827
500	Northrop Grumman Corp.	26,450
1,458,000	Oracle Corp. *	18,822,780
1,856,200	Qualcomm, Inc.	67,027,382
150,800	Raytheon Co.	5,766,592
161,900	Rockwell Automation, Inc.	10,062,085
553,400	Symantec Corp. *	12,180,334
67,000	W.W. Grainger, Inc.	4,206,260
		611,202,991
	Transportation — 1.4%
654,295	Burlington Northern Santa Fe Corp.	32,891,410
67,800	C.H. Robinson Worldwide, Inc.	3,715,440
5,800	CSX Corp.	239,598
315,800	Expeditors International of Washington, Inc.	17,530,058
41,400	JB Hunt Transport Services, Inc.	1,953,666
402,430	Norfolk Southern Corp.	14,443,213
		70,773,385

	Utility — 9.6%
337,799	AES Corp. (The) *	5,654,755
178,900	Alltel Corp.	10,233,080
419,100	American Electric Power Co., Inc.	13,997,940
2,188,571	AT&T Corp.	42,523,935
2,151,700	BellSouth Corp.	55,513,860
294,100	Centerpoint Energy, Inc.	3,523,318
49,500	Consolidated Edison, Inc.	2,116,125
1,300	Constellation Energy Group, Inc.	66,911

8	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Utility — continued
140,200	DTE Energy Co.	6,199,644
542,000	Duke Energy Corp.	14,628,580
331,100	Edison International	10,754,128
1,055,700	El Paso Corp.	13,016,781
81,600	Entergy Corp	5,640,192
97,600	Exelon Corp.	4,427,136
118,300	FirstEnergy Corp.	4,878,692
28,900	FPL Group, Inc.	2,293,215
538,300	PG&E Corp. *	18,937,394
26,600	Pinnacle West Capital Corp.	1,110,550
59,900	PPL Corp.	3,266,946
81,600	Progress Energy, Inc.	3,536,544
100,500	Public Service Enterprise Group, Inc.	5,482,275
4,542,482	SBC Communications, Inc.	109,246,692
92,700	Sempra Energy	3,708,000
345,700	Southern Co.	11,103,884
188,602	Sprint Corp.-FON Group	4,466,095
800	TECO Energy, Inc.	12,712
75,400	TXU Corp.	5,749,250
3,836,222	Verizon Communications, Inc.	137,988,905
166,300	Xcel Energy, Inc.	2,946,836
		503,024,375

	TOTAL COMMON STOCKS (COST $4,531,612,209)	4,971,033,136

	MUTUAL FUND — 0.0%

402,354	Dreyfus Cash Management Plus Fund (b)	402,354
	TOTAL MUTUAL FUND (COST $402,354)	402,354

See accompanying notes to the financial statements.	9

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.4%

	Cash Equivalent — 0.1%
5,000,396	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (b)	5,000,396

	U.S. Government — 0.2%
9,000,000	U.S. Treasury Bill, 2.51%, due 3/24/05 (c) (d)	8,988,750

	Repurchase Agreement — 4.1%
214,714,891	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $214,725,030, an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06, and a market value, including accrued interest of $219,009,189.	214,714,891

	TOTAL SHORT-TERM INVESTMENTS (COST $228,704,037)	228,704,037

	TOTAL INVESTMENTS — 99.8%
	(Cost $4,760,718,600)	5,200,139,527

	Other Assets and Liabilities (net) — 0.2%	13,548,113

	TOTAL NET ASSETS — 100.0%	$5,213,687,640

Notes to Schedule of Investments:

* Non-income producing security.
(a) All or a portion of this security is out on loan (Note 2).
(b) Investment of security lending collateral (Note 2).
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d) Rate shown represents yield-to-maturity.

10	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation

Buys

494	S&P 500	March 2005	$148,706,350	$2,182,720

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	11

GMO U.S. Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:

Investments, at value, including securities on loan of $5,090,081 (cost $4,760,718,600) (Note 2)	$5,200,139,527
Receivable for investments sold	120,561,259
Receivable for Fund shares sold	51,450,609
Dividends and interest receivable	9,151,814
Receivable for expenses reimbursed by Manager (Note 3)	161,952

Total assets	5,381,465,161

Liabilities:
Payable for investments purchased	123,546,460
Payable upon return of securities loaned (Note 2)	5,402,750
Payable for Fund shares repurchased	35,801,639
Payable to affiliate for (Note 3):
Management fee	1,297,862
Shareholder service fee	454,201
Administration fee - Class M	26,272
Trustees and Chief Compliance Officer fees	8,635
Payable for 12b-1 fee - Class M	68,367
Payable for variation margin on open futures contracts (Note 2)	842,999
Accrued expenses	328,336

Total liabilities	167,777,521
Net assets	$5,213,687,640

12	See accompanying notes to the financial statements.

GMO U.S. Core Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 (Continued)

Net assets consist of:
Paid-in capital	$4,911,596,736
Accumulated undistributed net investment income	17,341,142
Accumulated net realized loss	(156,853,885)
Net unrealized appreciation	441,603,647
$5,213,687,640

Net assets attributable to:
Class II shares	$ 686,448,896
Class III shares	$1,739,391,550
Class IV shares	$ 866,205,949
Class VI shares	$1,750,325,499
Class M shares	$ 171,315,746

Shares outstanding:
Class II	48,160,195
Class III	121,799,692
Class IV	60,734,289
Class VI	122,738,617
Class M	12,015,709

Net asset value per share:
Class II	$ 14.25
Class III	$ 14.28
Class IV	$ 14.26
Class VI	$ 14.26
Class M	$ 14.26

See accompanying notes to the financial statements.	13

GMO U.S. Core Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 81,564,212
Interest (including securities lending income of $16,769)	1,349,168

Total income	82,913,380

Expenses:
Management fee (Note 3)	14,083,698
Shareholder service fee (Note 3) - Class II	1,217,039
Shareholder service fee (Note 3) - Class III	2,232,814
Shareholder service fee (Note 3) - Class IV	804,252
Shareholder service fee (Note 3) - Class V	360,566
Shareholder service fee (Note 3) - Class VI	485,796
12b-1 fee (Note 3) - Class M	381,571
Administration fee (Note 3) - Class M	305,257
Custodian, fund accounting agent and transfer agent fees	569,359
Audit and tax fees	59,316
Legal fees	122,370
Trustees fees and related expenses (Note 3)	65,172
Registration fees	131,166
Miscellaneous	96,153
Total expenses	20,914,529
Fees and expenses reimbursed by Manager (Note 3)	(963,106)
Net expenses	19,951,423

Net investment income	62,961,957

Realized and unrealized gain (loss):
Net realized gain on:
Investments	275,502,175
Closed futures contracts	8,475,531

Net realized gain	283,977,706

Change in net unrealized appreciation (depreciation) on:
Investments	(20,674,390)
Open futures contracts	2,182,720

Net unrealized loss	(18,491,670)

Net realized and unrealized gain	265,486,036

Net increase in net assets resulting from operations	$328,447,993

14	See accompanying notes to the financial statements.

GMO U.S. Core Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 62,961,957	$ 41,064,995
Net realized gain	283,977,706	50,095,498
Change in net unrealized appreciation (depreciation)	(18,491,670)	886,595,152

Net increase in net assets from operations	328,447,993	977,755,645

Distributions to shareholders from:
Net investment income
Class II	(6,997,550)	(5,078,401)
Class III	(19,566,902)	(19,675,170)
Class IV	(10,706,945)	(7,427,145)
Class V	(6,305,647)	(5,916,344)
Class VI	(12,149,661)	(1,075,848)
Class M	(1,629,697)	(933,685)

Total distributions from net investment income	(57,356,402)	(40,106,593)

Net share transactions (Note 7):
Class II	102,119,316	189,093,135
Class III	134,256,887	(80,194,410)
Class IV	114,384,885	79,625,844
Class V	(468,952,049)	(112,633,974)
Class VI	1,129,769,693	512,230,961
Class M	19,795,237	52,097,396

Increase in net assets resulting from net share transactions	1,031,373,969	640,218,952

Total increase in net assets	1,302,465,560	1,577,868,004

Net assets:
Beginning of period	3,911,222,080	2,333,354,076
End of period (including accumulated undistributed net investment income of $17,341,142 and $11,853,337, respectively)	$5,213,687,640	$3,911,222,080

See accompanying notes to the financial statements.	15

GMO U.S. Core Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.51	$ 9.97	$ 12.89	$ 13.94	$ 16.62

Income from investment operations:
Net investment income †	0.19	0.15	0.14	0.17	0.20
Net realized and unrealized gain (loss)	0.72	3.54	(2.91)	(1.04)	0.03 (a)

Total from investment operations	0.91	3.69	(2.77)	(0.87)	0.23

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.15)	(0.17)	(0.18)
From net realized gains	—	—	—	(0.01)	(2.73)

Total distributions	(0.17)	(0.15)	(0.15)	(0.18)	(2.91)
Net asset value, end of period	$ 14.25	$ 13.51	$ 9.97	$ 12.89	$ 13.94

Total Return (b)	6.84%	37.26%	(21.63)%	(6.29)%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$686,449	$552,424	$241,431	$176,456	$114,454
Net expenses to average daily net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income to average daily net assets	1.39%	1.22%	1.30%	1.27%	1.21%
Portfolio turnover rate	65%	57%	74%	69%	81%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03%	0.03%	0.02%	0.02%

(a)       The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(b)      The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†               Computed using average shares outstanding throughout the period.

16	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.54	$ 9.98	$ 12.90	$ 13.95	$ 16.63

Income from investment operations:
Net investment income†	0.19	0.16	0.15	0.18	0.20
Net realized and unrealized gain (loss)	0.73	3.56	(2.92)	(1.05)	0.04 (a)

Total from investment operations	0.92	3.72	(2.77)	(0.87)	0.24

Less distributions to shareholders:
From net investment income	(0.18)	(0.16)	(0.15)	(0.17)	(0.19)
From net realized gains	—	—	—	(0.01)	(2.73)

Total distributions	(0.18)	(0.16)	(0.15)	(0.18)	(2.92)
Net asset value, end of period	$ 14.28	$ 13.54	$ 9.98	$ 12.90	$ 13.95
Total Return (b)	6.89%	37.50%	(21.59)%	(6.23)%	0.83%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,739,392	$1,517,458	$1,141,725	$1,321,634	$1,532,124
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.32%	1.34%	1.33%	1.27%
Portfolio turnover rate	65%	57%	74%	69%	81%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03%	0.03%	0.02%	0.02%

(a)       The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(b)      The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†               Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO U.S. Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.52	$ 9.97	$ 12.89	$ 13.94	$ 16.62

Income from investment operations:
Net investment income †	0.20	0.16	0.16	0.18	0.21
Net realized and unrealized gain (loss)	0.73	3.55	(2.92)	(1.04)	0.04 (a)

Total from investment operations	0.93	3.71	(2.76)	(0.86)	0.25

Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.16)	(0.18)	(0.20)
From net realized gains	—	—	—	(0.01)	(2.73)

Total distributions	(0.19)	(0.16)	(0.16)	(0.19)	(2.93)
Net asset value, end of period	$ 14.26	$ 13.52	$ 9.97	$ 12.89	$ 13.94
Total Return (b)	6.96%	37.50%	(21.55)%	(6.20)%	0.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$866,206	$709,525	$463,254	$744,813	$1,287,842
Net expenses to average daily net assets	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.49%	1.36%	1.39%	1.36%	1.31%
Portfolio turnover rate	65%	57%	74%	69%	81%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03%	0.03%	0.02%	0.02%

(a)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004 (a)
Net asset value, beginning of period	$ 13.52	$ 11.54

Income from investment operations:
Net investment income †	0.21	0.10
Net realized and unrealized gain	0.72	2.01

Total from investment operations	0.93	2.11

Less distributions to shareholders:
From net investment income	(0.19)	(0.13)

Total distributions	(0.19)	(0.13)
Net asset value, end of period	$ 14.26	$ 13.52
Total Return (b)	7.01%	18.41	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,750,325	$542,274
Net expenses to average daily net assets	0.39%	0.39	%*
Net investment income to average daily net assets	1.56%	1.17	%*
Portfolio turnover rate	65%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03	%*

(a)	Period from June 30, 2003 (commencement of operations) through February 29, 2004.
(b)	The total return would have been lower had certain expenses not been reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	19

GMO U.S. Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class M share outstanding throughout each period)

Year Ended February 28/29,
	2005	2004	2003 (a)
Net asset value, beginning of period	$ 13.52	$ 9.96	$ 12.89

Income from investment operations:
Net investment income †	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.72	3.57	(2.94)

Total from investment operations	0.88	3.69	(2.83)

Less distributions to shareholders:
From net investment income	(0.14)	(0.13)	(0.10)

Total distributions	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$ 14.26	$ 13.52	$ 9.96
Total Return (b)	6.61%	37.23%	(22.03	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$171,316	$141,188	$60,242
Net expenses to average daily net assets	0.78%	0.78%	0.78	%*
Net investment income to average daily net assets	1.17%	0.98%	1.18	%*
Portfolio turnover rate	65%	57%	74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03%	0.03	%*

(a)	Period from April 15, 2002 (commencement of operations) through February 28, 2003.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

20	See accompanying notes to the financial statements.

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO U.S. Core Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in U.S. equity securities.  The Fund’s benchmark is the S&P 500 Index.

The Fund has five classes of shares outstanding:  Class II, Class III, Class IV, Class VI and Class M.  All investors of Class V were fully redeemed on February 11, 2005. Class M shares bear an administrative fee and a 12b-1 fee (See Note 3).  The principal economic difference among the classes of shares is the level of fees borne by the classes.  Eligibility for and automatic conversion between the various classes of shares, excluding Class M, is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

21

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these

22

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $549,479 and $532,710, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $5,090,081, collateralized by cash in the amount of $5,402,750, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

23

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from: ordinary income were $57,356,402 and $40,106,593, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $17,292,132 of undistributed ordinary income.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $80,699,083 and $59,483,961 expiring in 2011 and 2012, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$4,775,157,711	$600,562,687	$(175,580,871)	$424,981,816

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(117,750)	$117,750	$ —

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when

24

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.  Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund.  This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class II, Class III, Class IV, Class V and Class VI only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $38,352 and $2,076, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

25

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $3,524,486,990 and $2,687,383,117, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholder and related parties

At February 28, 2005, 18.1% of the outstanding shares of the Fund were held by one shareholder.  Investment activities of this shareholder may have a material effect on the Fund. At February 28, 2005, less than 0.1% of the Fund was held by seven related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class II:
Shares sold	14,517,114	$196,443,065	22,557,342	$259,615,277
Shares issued to shareholders in reinvestment of distributions	403,763	5,398,594	339,348	3,948,342
Shares repurchased	(7,644,780)	(99,722,343)	(6,235,535)	(74,470,484)
Net increase	7,276,097	$102,119,316	16,661,155	$189,093,135

26

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	36,783,539	$ 495,608,507	59,091,455	$ 712,132,733
Shares issued to shareholders in reinvestment of distributions	1,206,667	16,146,675	1,356,325	15,769,262
Shares repurchased	(28,297,385)	(377,498,295)	(62,706,770)	(808,096,405)
Net increase (decrease)	9,692,821	$ 134,256,887	(2,258,990)	$ (80,194,410)

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	18,178,855	$ 246,916,299	22,888,027	$ 268,399,183
Shares issued to shareholders in reinvestment of distributions	801,199	10,706,945	631,936	7,231,390
Shares repurchased	(10,730,981)	(143,238,359)	(17,498,621)	(196,004,729)
Net increase	8,249,073	$ 114,384,885	6,021,342	$ 79,625,844

	Year Ended		Year Ended
	February 28, 2005 *		February 29, 2004
	Shares	Amount	Shares	Amount
Class V:
Shares sold	—	$ —	679,001	$ 7,287,557
Shares issued to shareholders in reinvestment of distributions	472,290	6,305,647	512,575	5,863,188
Shares repurchased	(33,659,306)	(475,257,696)	(10,831,378)	(125,784,719)
Net decrease	(33,187,016)	$ (468,952,049)	(9,639,802)	$ (112,633,974)

* Effective February 11, 2005 all shareholders were fully redeemed.

27

GMO U.S. Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

			Period from June 30, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		through February 29, 2004
	Shares	Amount	Shares	Amount
Class VI:
Shares sold	82,266,483	$1,125,139,100	50,440,061	$651,635,725
Shares issued to shareholders in reinvestment of distributions	906,853	12,149,661	88,045	1,075,848
Shares repurchased	(558,401)	(7,519,068)	(10,404,424)	(140,480,612)
Net increase	82,614,935	$1,129,769,693	40,123,682	$512,230,961

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class M:
Shares sold	2,795,296	$36,318,375	6,928,541	$79,295,865
Shares issued to shareholders in reinvestment of distributions	121,966	1,629,697	80,701	933,685
Shares repurchased	(1,347,005)	(18,152,835)	(2,612,992)	(28,132,154)
Net increase	1,570,257	$19,795,237	4,396,250	$52,097,396

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

29

GMO U.S. Core Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

30

GMO U.S. Core Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class II
1) Actual	0.55%	$1,000.00	$1,104.50	$2.87
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

Class III
1) Actual	0.48%	$1,000.00	$1,104.50	$2.50
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

Class IV
1) Actual	0.437%	$1,000.00	$1,104.50	$2.28
2) Hypothetical	0.437%	$1,000.00	$1,022.63	$2.19

Class VI
1) Actual	0.388%	$1,000.00	$1,105.20	$2.03
2) Hypothetical	0.388%	$1,000.00	$1,022.87	$1.95

Class M
1) Actual	0.78%	$1,000.00	$1,103.20	$4.07
2) Hypothetical	0.78%	$1,000.00	$1,020.93	$3.91

*  Expenses are calculated using the Class’s annualized expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO U.S. Core Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 94.39% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

32

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

33

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

Principal Officers – (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Quality Equity Fund returned 1.7% for the fiscal year ended February 28, 2005, as compared to +7.0% for the S&P 500 Index.  This is the Fund’s first full fiscal year of operation, having been funded in early February 2004.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio’s underformance for the fiscal year is primarily due to the fact that high quality stocks lagged their junk stock brethren by a substantial margin.  For example, the return of GMO’s 200-stock High Quality Universe, from which we make selections for this Fund, only gained 0.2%; while the universe of very low quality, or ‘junk’ stocks, gained over 14%.

At the broad sector level, performance was hindered for the period. While there were some modest gains made from GMO’s underweighting in both financials and technology, these gains were negated by an overweighting in health care, where many high quality companies are found, and by an underweighting in oil & gas, where there are no quality companies found.

Stock selection was flat for the period, with the portfolio’s selections in technology, autos, and retail all very strong.  Selections in utilities, however, negated these gains.

The U.S. Quality Equity Fund uses one investment tool – price to intrinsic value – to make selections from the quality-only large cap universe.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)
Investments Concentration Summary (Unaudited)
February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	97.2%
Short-Term Investments	9.7
Futures	0.0
Other Assets and Liabilities (net)	(6.9)
100.0%

Industry Sector Summary	% of Investments *
Health Care	31.6%
Retail Stores	27.8
Technology	16.2
Utility	6.2
Automotive	4.2
Financial	3.7
Food & Beverage	3.7
Consumer Goods	2.1
Services	2.0
Manufacturing	1.6
Transportation	0.9
100.0%

*  The table excludes short-term investments.

1

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 97.2%

	Automotive — 4.1%
522,100	Harley-Davidson, Inc.	32,307,548
401,400	Johnson Controls, Inc.	23,722,740
19,400	Lear Corp.	1,011,710
		57,041,998

	Consumer Goods — 2.0%
191,600	Colgate-Palmolive Co.	10,139,472
60,100	Jones Apparel Group, Inc.	1,909,377
66,600	Liz Claiborne, Inc.	2,817,180
130,100	Mohawk Industries, Inc. *	11,675,174
42,200	Procter & Gamble Co.	2,240,398
		28,781,601

	Financial — 3.6%
536,400	Aflac, Inc.	20,560,212
6,100	AMBAC Financial Group, Inc.	474,458
30,500	Fidelity National Financial, Inc.	1,349,320
386,200	Jefferson Pilot Corp.	18,908,352
172,500	Torchmark Corp.	8,988,975
		50,281,317

	Food & Beverage — 3.6%
93,100	Anheuser Busch Cos., Inc.	4,417,595
29,200	McCormick & Co., Inc.	1,109,308
320,800	PepsiCo, Inc.	17,278,288
1,159,200	Sara Lee Corp.	25,966,080
32,300	WM Wrigley Jr. Co.	2,149,888
		50,921,159

	Health Care — 30.8%
83,200	Abbott Laboratories	3,826,368
58,500	Amgen, Inc. *	3,604,185
163,300	DENTSPLY International, Inc.	8,976,601
20,100	Eli Lilly & Co.	1,125,600

2	See accompanying notes to the financial statements.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
32,500	Express Scripts, Inc. *	2,446,925
185,332	Guidant Corp.	13,601,515
1,475,900	Johnson & Johnson	96,819,040
244,800	Medtronic, Inc.	12,758,976
2,721,500	Merck & Co., Inc.	86,271,550
3,548,600	Pfizer, Inc.	93,292,694
23,800	Quest Diagnostics, Inc.	2,365,720
42,500	Stryker Corp.	2,110,550
1,065,600	UnitedHealth Group, Inc.	97,140,096
171,400	Wyeth	6,996,548
		431,336,368

	Manufacturing — 1.6%
393,200	American Standard Cos., Inc.	18,008,560
38,700	United Technologies Corp.	3,865,356
		21,873,916

	Retail Stores — 27.1%
551,300	Bed Bath & Beyond, Inc. *	20,684,776
116,800	CDW Corp.	6,712,496
165,800	Dollar General Corp.	3,519,934
67,300	Family Dollar Stores, Inc.	2,215,516
2,428,600	Home Depot, Inc.	97,192,572
1,174,500	Lowe’s Cos., Inc.	69,037,110
180,900	Staples, Inc.	5,701,968
59,500	Supervalu, Inc.	1,890,315
559,347	Target Corp.	28,426,015
271,100	TJX Cos., Inc.	6,620,262
1,305,300	Walgreen Co.	55,905,999
1,578,400	Wal-Mart Stores, Inc.	81,461,224
4,600	Williams-Sonoma, Inc. *	159,574
		379,527,761

See accompanying notes to the financial statements.	3

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Services — 1.9%
124,100	Omnicom Group	11,301,787
212,483	Outback Steakhouse, Inc.	9,542,612
164,500	Sysco Corp.	5,662,090
		26,506,489

	Technology — 15.7%
160,900	Affiliated Computer Services, Inc.-Class A *	8,318,530
2,419,400	Dell, Inc. *	96,993,746
1,055,000	First Data Corp.	43,276,100
164,300	Fiserv, Inc. *	6,233,542
265,400	Lexmark International, Inc. *	21,266,502
1,340,900	Microsoft Corp.	33,763,862
757,500	Oracle Corp. *	9,779,325
32,400	QLogic Corp. *	1,305,396
		220,937,003

	Transportation — 0.8%
41,500	C.H. Robinson Worldwide, Inc.	2,274,200
166,200	Expeditors International of Washington, Inc.	9,225,762
		11,499,962

	Utility — 6.0%
1,895,800	BellSouth Corp.	48,911,640
987,583	Verizon Communications, Inc.	35,523,360
		84,435,000

	TOTAL COMMON STOCKS (COST $1,348,585,819)	1,363,142,574

4	See accompanying notes to the financial statements.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.7%

	U.S. Government — 0.2%
3,000,000	U.S. Treasury Bill, 2.51%, due 3/24/05 (a) (b)	2,996,250

	Repurchase Agreements — 9.5%
69,678,638	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/1/05, with a maturity value of $69,681,928, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $71,072,213.	69,678,638

63,710,387	Morgan Stanley Repurchase Agreement, dated 2/28/05, due 3/1/05, with a maturity value of $63,713,396, and an effective yield of 1.70%, collateralized by a U.S. Treasury Bond with a rate of 8.75%, maturity date of 8/15/20, and a market value, including accrued interest of $64,984,601.	63,710,387
		133,389,025

	TOTAL SHORT-TERM INVESTMENTS (COST $136,385,275)	136,385,275

	TOTAL INVESTMENTS — 106.9%
	(Cost $1,484,971,094)	1,499,527,849

	Other Assets and Liabilities (net) — (6.9%)	(97,093,810)

	TOTAL NET ASSETS — 100.0%	$1,402,434,039

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(b)	Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.	5

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation

Buys

34	S&P 500	March 2005	$10,234,850	$ 56,933

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

6	See accompanying notes to the financial statements.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $1,484,971,094) (Note 2)	$1,499,527,849
Receivable for investments sold	44,702,519
Receivable for Fund shares sold	10,183,763
Dividends and interest receivable	1,851,963
Receivable for expenses reimbursed by Manager (Note 3)	93,436

Total assets	1,556,359,530

Liabilities:
Payable for investments purchased	150,841,577
Due to custodian	2,353,500
Payable to affiliate for (Note 3):
Management fee	340,364
Shareholder service fee	123,436
Trustees and Chief Compliance Officer fees	2,230
Payable for variation margin on open futures contracts (Note 2)	31,623
Accrued expenses	232,761

Total liabilities	153,925,491
Net assets	$1,402,434,039

Net assets consist of:
Paid-in capital	$1,385,124,454
Accumulated undistributed net investment income	1,960,506
Accumulated net realized gain	735,391
Net unrealized appreciation	14,613,688
$1,402,434,039

Net assets attributable to:
Class III shares	$ 463,847,547
Class IV shares	$ 938,586,492

Shares outstanding:
Class III	23,161,962
Class IV	46,848,497

Net asset value per share:
Class III	$ 20.03
Class IV	$ 20.03

See accompanying notes to the financial statements.	7

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$17,612,235
Interest	535,861

Total income	18,148,096

Expenses:
Management fee (Note 3)	2,506,523
Shareholder service fee (Note 3) - Class III	336,307
Shareholder service fee (Note 3) - Class IV	562,115
Custodian, fund accounting agent and transfer agent fees	97,998
Audit and tax fees	26,454
Legal fees	33,119
Trustees fees and related expenses (Note 3)	13,709
Registration fees	158,283
Miscellaneous	22,646
Total expenses	3,757,154
Fees and expenses reimbursed by Manager (Note 3)	(334,533)
Net expenses	3,422,621

Net investment income	14,725,475

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(49,187)
Closed futures contracts	812,053
Net realized gain	762,866
Change in net unrealized appreciation (depreciation) on:
Investments	15,051,172
Open futures contracts	58,033
Net unrealized gain	15,109,205

Net realized and unrealized gain	15,872,071

Net increase in net assets resulting from operations	$30,597,546

8	See accompanying notes to the financial statements.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Period from February 6, 2004 (commencement of operations) through February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 14,725,475	$ 35,218
Net realized gain (loss)	762,866	(39,125)
Change in net unrealized appreciation (depreciation)	15,109,205	(495,517)

Net increase (decrease) in net assets from operations	30,597,546	(499,424)

Distributions to shareholders from:
Net investment income
Class III	(3,766,730)	—
Class IV	(9,021,810)	—

Total distributions from net investment income	(12,788,540)	—

Net share transactions (Note 7):
Class III	437,911,989	19,000,000
Class IV	789,912,468	138,300,000

Increase in net assets resulting from net share transactions	1,227,824,457	157,300,000

Total increase in net assets	1,245,633,463	156,800,576

Net assets:
Beginning of period	156,800,576	—
End of period (including accumulated undistributed net investment income of $1,960,506 and $35,218, respectively)	$1,402,434,039	$156,800,576

See accompanying notes to the financial statements.	9

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

		Period from
		February 6, 2004
		(commencement
	Year Ended	of operations) through
	February 28, 2005	February 29, 2004
Net asset value, beginning of period	$ 19.93	$ 20.00

Income from investment operations:
Net investment income †	0.39	0.01
Net realized and unrealized loss	(0.05)	(0.08)

Total from investment operations	0.34	(0.07)

Less distributions to shareholders:
From net investment income	(0.24)	—

Total distributions	(0.24)	—
Net asset value, end of period	$ 20.03	$ 19.93
Total Return (a)	1.72%	(0.35	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$463,848	$18,966
Net expenses to average daily net assets	0.48%	0.47	%*
Net investment income to average daily net assets	1.98%	1.22	%*
Portfolio turnover rate	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	1.59	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

10	See accompanying notes to the financial statements.

GMO U.S. Quality Equity Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

		Period from
		February 6, 2004
		(commencement
	Year Ended	of operations) through
	February 28, 2005	February 29, 2004
Net asset value, beginning of period	$ 19.93	$ 20.00

Income from investment operations:
Net investment income †	0.38	0.01
Net realized and unrealized loss	(0.03)	(0.08)

Total from investment operations	0.35	(0.07)

Less distributions to shareholders:
From net investment income	(0.25)	—

Total distributions	(0.25)	—
Net asset value, end of period	$ 20.03	$ 19.93
Total Return (a)	1.75%	(0.35	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$938,586	$137,835
Net expenses to average daily net assets	0.44%	0.44	%*
Net investment income to average daily net assets	1.92%	0.99	%*
Portfolio turnover rate	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	1.59	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not Annualized.

See accompanying notes to the financial statements.	11

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO U.S. Quality Equity Fund (the “Fund”) which commenced operations on February 6, 2004, is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return primarily through investment in U.S. equity securities.  The Fund’s benchmark is the S&P 500 Index.

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding:  Class III and Class IV.  The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.  Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.              Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

12

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these

13

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreements held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the year ended February 28, 2005, the tax basis of distributions paid from ordinary income were $12,788,540.

14

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $4,510,957 and $1,030,255 of undistributed ordinary income and undistributed long-term capital gains, respectively.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,487,759,476	$65,196,548	$(53,428,175)	$11,768,373

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(11,647)	$11,650	$(3)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

15

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $7,347 and $542, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $1,662,989,221 and $457,439,110, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholder and related parties

At February 28, 2005, 27.9% of the outstanding shares of the Fund was held by one shareholder.  Investment activities of this shareholder may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by six related parties.

As of February 28, 2005, a significant portion of the Fund’s shares were held by accounts for which the Manager has investment discretion.

16

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

			Period from February 6, 2004
	Year Ended		(commencement of operations)
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	23,897,887	$471,705,564	951,581	$19,000,000
Shares issued to shareholders in reinvestment of distributions	140,086	2,814,184	—	—
Shares repurchased	(1,827,592)	(36,607,759)	—	—
Net increase	22,210,381	$437,911,989	951,581	$19,000,000

			Period from February 6, 2004
	Year Ended		(commencement of operations)
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	39,507,112	$781,349,114	6,915,000	$138,300,000
Shares issued to shareholders in reinvestment of distributions	449,463	9,021,810	—	—
Shares repurchased	(23,078)	(458,456)	—	—
Net increase	39,933,497	$789,912,468	6,915,000	$138,300,000

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO U.S. Quality Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Quality Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2005

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

19

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)
February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,039.00	$2.43
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

Class IV
1) Actual	0.438%	$1,000.00	$1,038.60	$2.21
2) Hypothetical	0.438%	$1,000.00	$1,022.62	$2.20

*

Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 98.67% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 97.85% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

21

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

22

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

GMO Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Value Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Value Fund returned +8.5% for the fiscal year ended February 28, 2005, as compared to +13.7% for the Russell 1000 Value Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in equity securities throughout the period.

Positive stock selection within producer durables stocks was offset by poor selection in health care stocks.

Underweighting the integrated oils sector during the fiscal year detracted from performance, while underweighting financial services sector shares helped.

The Value Fund uses a quantitative discipline to systematically identify the most attractively valued stocks in the universe, which delivered a return of +7.1% compared to the Russell 1000 Value Index return of +13.7%.  Fundamental selection, less other costs, added 1.4%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Value Fund
(A Series of GMO Trust)
Investments Concentration Summary (Unaudited)
February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	95.8%
Short-Term Investments	4.7
Mutual Funds	0.1
Other Assets and Liabilities (net)	(0.6)
100.0%

Industry Sector Summary	% of Investments*
Financial Services	26.5%
Consumer Discretionary	19.4
Health Care	13.3
Utilities	10.7
Consumer Staples	8.3
Producer Durables	5.7
Integrated Oils	5.3
Technology	5.3
Other	3.1
Materials & Processing	1.5
Other Energy	0.6
Auto & Transportation	0.3
100.0%

*  The table excludes short-term investments.

1

GMO Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 95.8%

	Auto & Transportation — 0.3%
2,700	Harley-Davidson, Inc.	167,076

	Consumer Discretionary — 18.6%
10,900	Applebee’s International, Inc.	310,759
8,600	Bed Bath & Beyond, Inc. *	322,672
27,600	Cendant Corp.	610,512
48,200	Dollar General Corp.	1,023,286
17,800	Federated Department Stores	1,004,810
48,400	Home Depot, Inc.	1,936,968
18,800	Jones Apparel Group, Inc.	597,276
15,300	Kimberly Clark Corp.	1,009,494
17,100	Liz Claiborne, Inc.	723,330
12,800	Lowe’s Cos., Inc.	752,384
34,400	News Corp., Inc.-Class A (a)	572,416
3,200	Omnicom Group	291,424
31,600	Time Warner, Inc. *	544,468
22,400	Viacom, Inc.-Class B	781,760
12,200	Walt Disney Co	340,868
		10,822,427

	Consumer Staples — 8.0%
27,000	Altria Group, Inc.	1,772,550
15,900	Dean Foods Co. *	549,345
24,000	Kroger Co. *	431,760
47,700	Sara Lee Corp.	1,068,480
25,100	Supervalu, Inc.	797,427
		4,619,562

	Financial Services — 25.4%
22,200	Allstate Corp. (The)	1,191,696
7,000	AMBAC Financial Group, Inc.	544,460
10,700	American International Group, Inc.	714,760
20,100	Bank of America Corp.	937,665

2	See accompanying notes to the financial statements

GMO Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial Services — continued
6,200	Capital One Financial Corp.	475,416
3,900	Chubb Corp.	308,529
7,600	Cigna Corp.	690,080
35,100	Citigroup, Inc.	1,674,972
21,100	CNA Financial Corp. *	607,047
11,200	Fannie Mae	654,752
15,400	First Data Corp.	631,708
8,200	Freddie Mac	508,400
8,500	Hartford Financial Services Group, Inc.	611,575
13,800	Marsh & McLennan Cos., Inc.	450,570
33,100	MBNA Corp.	839,747
14,600	Metlife, Inc.	599,184
7,800	Morgan Stanley	440,466
9,100	National City Corp.	325,507
31,900	Old Republic International Corp.	765,281
7,500	Protective Life Corp.	299,700
17,000	Providian Financial Corp. *	291,550
8,600	Radian Group, Inc.	415,638
3,500	Torchmark Corp.	182,385
5,100	Wachovia Corp.	270,351
7,000	Washington Mutual, Inc.	293,720
		14,725,159

	Health Care — 12.8%
5,600	Guidant Corp.	410,984
27,900	Johnson & Johnson	1,830,240
60,700	Merck & Co., Inc.	1,924,190
96,100	Pfizer, Inc.	2,526,469
7,900	UnitedHealth Group, Inc.	720,164
		7,412,047

	Integrated Oils — 5.1%
10,800	ChevronTexaco Corp.	670,464
6,000	ConocoPhillips	665,340
25,700	Exxon Mobil Corp.	1,627,067
		2,962,871

See accompanying notes to the financial statements	3

GMO Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)
	Materials & Processing — 1.4%
12,600	Ashland, Inc.	822,654

	Other — 2.9%
28,200	General Electric Co.	992,640
11,500	Honeywell International, Inc.	436,655
4,700	Johnson Controls, Inc.	277,770
		1,707,065

	Other Energy — 0.6%
4,500	Valero Energy Corp.	320,580

	Producer Durables — 5.5%
4,700	Centex Corp.	298,873
3,900	KB Home	486,720
2,500	Lennar Corp.-Class A	152,050
9,700	Lexmark International, Inc. *	777,261
9,600	Pulte Homes, Inc.	748,992
2,200	Ryland Group, Inc.	153,010
3,500	Standard-Pacific Corp.	280,000
3,000	United Technologies Corp.	299,640
		3,196,546

	Technology — 5.0%
24,200	Dell, Inc. *	970,178
18,100	Hewlett-Packard Co.	376,480
18,800	Ingram Micro, Inc.-Class A *	336,896
49,400	Microsoft Corp.	1,243,892
		2,927,446

	Utilities — 10.2%
16,200	American Electric Power Co., Inc.	541,080
39,200	BellSouth Corp.	1,011,360
16,000	Iowa Telecommunications Services, Inc.	317,760
74,400	SBC Communications, Inc.	1,789,320
18,200	Sempra Energy	728,000
43,300	Verizon Communications, Inc.	1,557,501
		5,945,021

4	See accompanying notes to the financial statements

GMO Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	TOTAL COMMON STOCKS (COST $51,158,982)	55,628,454

	MUTUAL FUND — 0.1%

34,585	Dreyfus Cash Management Plus Fund (b)	34,585

	TOTAL MUTUAL FUND (COST $34,585)	34,585

	SHORT-TERM INVESTMENTS — 4.7%

	Cash Equivalent — 0.7%
429,815	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (b)	429,815

	Repurchase Agreement — 4.0%
2,325,978	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $2,326,088, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.750%, maturity date of 6/30/2006, and a market value, including accrued interest of $2,372,503.	2,325,978

	TOTAL SHORT-TERM INVESTMENTS (COST $2,755,793)	2,755,793

	TOTAL INVESTMENTS — 100.6%
	(Cost $53,949,360)	58,418,832

	Other Assets and Liabilities (net) — (0.6%)	(333,734)

	TOTAL NET ASSETS — 100.0%	$58,085,098

Notes to Schedule of Investments:

* Non-income producing security.
(a) All or a portion of this security is out on loan (Note 2).
(b) Investment of security lending collateral (Note 2).

See accompanying notes to the financial statements	5

GMO Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities -- February 28, 2005

Assets:
Investments, at value, including securities on loan of $433,182 (cost $53,949,360) (Note 2)	$58,418,832
Receivable for Fund shares sold	107,681
Dividends and interest receivable	92,237
Receivable for expenses reimbursed by Manager (Note 3)	8,988

Total assets	58,627,738

Liabilities:
Payable upon return of securities loaned (Note 2)	464,400
Payable to affiliate for (Note 3):
Management fee	20,416
Shareholder service fee	4,737
Administration fee - Class M	2,561
Trustees and Chief Compliance Officer fees	99
Payable for 12b-1 fee - Class M	6,837
Accrued expenses	43,590

Total liabilities	542,640
Net assets	$58,085,098

Net assets consist of:
Paid-in capital	$70,556,847
Accumulated net realized loss	(16,941,221)
Net unrealized appreciation	4,469,472
$58,085,098

Net assets attributable to:
Class III shares	$41,305,922
Class M shares	$16,779,176

Shares outstanding:
Class III	4,175,022
Class M	1,700,277

Net asset value per share:
Class III	$9.89
Class M	$9.87

6	See accompanying notes to the financial statements

GMO Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$1,315,081
Interest (including securities lending income of $243)	14,437

Total income	1,329,518

Expenses:
Management fee (Note 3)	263,392
Shareholder service fee (Note 3) - Class III	65,149
12b-1 fee (Note 3) - Class M	34,567
Administration fee (Note 3) - Class M	27,653
Custodian, fund accounting agent and transfer agent fees	40,654
Audit and tax fees	42,459
Legal fees	1,433
Trustees fees and related expenses (Note 3)	832
Registration fees	19,380
Miscellaneous	1,667
Total expenses	497,186
Fees and expenses reimbursed by Manager (Note 3)	(105,393)
Net expenses	391,793

Net investment income	937,725

Realized and unrealized gain (loss):
Net realized gain on:
Investments	6,895,729
Closed futures contracts	61,672

Net realized gain	6,957,401

Change in net unrealized appreciation (depreciation) on investments	(3,230,182)

Net realized and unrealized gain	3,727,219

Net increase in net assets resulting from operations	$4,664,944

See accompanying notes to the financial statements	7

GMO Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 937,725	$ 1,055,170
Net realized gain (loss)	6,957,401	(6,812,715)
Change in net unrealized appreciation (depreciation)	(3,230,182)	19,245,846

Net increase in net assets from operations	4,664,944	13,488,301

Distributions to shareholders from:
Net investment income
Class III	(752,804)	(1,146,041)
Class M	(218,843)	(162,700)

Total distributions from net investment income	(971,647)	(1,308,741)

Net share transactions (Note 7):
Class III	(8,289,388)	(126,044,557)
Class M	4,861,078	1,777,888

Decrease in net assets resulting from net share transactions	(3,428,310)	(124,266,669)

Total increase (decrease) in net assets	264,987	(112,087,109)

Net assets:
Beginning of period	57,820,111	169,907,220
End of period	$58,085,098	$ 57,820,111

8	See accompanying notes to the financial statements

GMO Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 9.28	$ 6.73	$ 8.82	$ 9.57	$ 7.98

Income from investment operations:
Net investment income	0.16 †	0.13	0.14	0.18	0.18
Net realized and unrealized gain (loss)	0.62	2.59	(2.10)	(0.51)	2.32

Total from investment operations	0.78	2.72	(1.96)	(0.33)	2.50

Less distributions to shareholders:
From net investment income	(0.17)	(0.17)	(0.13)	(0.17)	(0.18)
From net realized gains	—	—	—	(0.25)	(0.73)

Total distributions	(0.17)	(0.17)	(0.13)	(0.42)	(0.91)
Net asset value, end of period	$ 9.89	$ 9.28	$ 6.73	$ 8.82	$ 9.57
Total Return (a)	8.46%	40.69%	(22.29)%	(3.64)%	32.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,306	$46,904	$163,463	$232,289	$247,971
Net expenses to average daily net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Net investment income to average daily net assets	1.71%	1.74%	1.79%	1.89%	1.99%
Portfolio turnover rate	110%	127%	100%	95%	102%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.18%	0.20%	0.07%	0.06%	0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements	9

GMO Value Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002(a)
Net asset value, beginning of period	$ 9.26	$ 6.72	$ 8.82	$9.06

Income from investment operations:
Net investment income	0.13 †	0.11	0.12	0.01
Net realized and unrealized gain (loss)	0.62	2.57	(2.10)	(0.25)

Total from investment operations	0.75	2.68	(1.98)	(0.24)

Less distributions to shareholders:
From net investment income	(0.14)	(0.14)	(0.12)	—

Total distributions	(0.14)	(0.14)	(0.12)	—
Net asset value, end of period	$ 9.87	$ 9.26	$ 6.72	$ 8.82
Total Return (b)	8.21%	40.23%	(22.56)%	(2.65	)%**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$16,779	$10,916	$6,444	$ 486
Net expenses to average daily net assets	0.91%	0.91%	0.92%	0.91	%*
Net investment income to average daily net assets	1.42%	1.42%	1.46%	1.52	%*
Portfolio turnover rate	110%	127%	100%	95%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.18%	0.20%	0.07%	0.06	%*

(a)	Period from January 10, 2002 (commencement of operations) through February 28, 2002.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*	Annualized.
**	Not annualized.
†	Computed using average shares outstanding throughout the period.

10	See accompanying notes to the financial statements

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks long-term capital growth primarily through investment in equity securities.  The Fund’s benchmark is the Russell 1000 Value Index.

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding:  Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon

11

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there

12

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $8,571 and $8,328, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $433,182 collateralized by cash in the amount of $464,400, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $971,647 and $1,308,741, respectively.

13

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $12,653,832 and $3,753,821 expiring in 2011 and 2012, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$54,482,928	$5,084,713	$(1,148,809)	$3,935,904

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments for wash sale transactions.  The financial highlights exclude these adjustments.

Distributions
In Excess Of Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital
$33,922	$4,339,053	$(4,372,975)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

14

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.46% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.  Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund.  This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class III only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.46% of average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $495 and $23, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $60,807,235 and $65,211,111, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote;

15

GMO Value Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 70.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by four related parties comprised of certain GMO employee accounts.

As of  February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	167,908	$1,554,782	546,928	$4,023,325
Shares issued to shareholders in reinvestment of distributions	65,553	622,948	97,052	791,137
Shares repurchased	(1,110,349)	(10,467,118)	(19,876,245)	(130,859,019)
Net decrease	(876,888)	$(8,289,388)	(19,232,265)	$(126,044,557)

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class M:
Shares sold	623,115	$5,824,749	482,342	$3,960,130
Shares issued to shareholders in reinvestment of distributions	22,913	218,843	19,668	162,700
Shares repurchased	(123,955)	(1,182,514)	(282,747)	(2,344,942)
Net increase	522,073	$4,861,078	219,263	$1,777,888

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

17

GMO Value Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

18

GMO Value Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)
February 28, 2005

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.61%	$1,000.00	$1,080.10	$3.15
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

Class M
1) Actual	0.91%	$1,000.00	$1,078.90	$4.69
2) Hypothetical	0.91%	$1,000.00	$1,020.28	$4.56

*

Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Value Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

20

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Tobacco-Free Core Fund returned +6.2% for the fiscal year ended February 28, 2005, as compared to +7.0% for the S&P 500.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The Fund’s underperformance for the fiscal year is primarily attributed to stock selection, with financial and utility issues proving to be the greatest detractors.  Selections in health care and construction securities provided a positive impact within the Fund, but these were not enough to offset overall negative performance. The Fund benefited from an overweight position in Valero Energy Corp., and underweight positions in Cisco Systems and Wal-Mart Stores. Detractors for the fiscal year included overweight positions in Fannie Mae, Merck, and General Motors.

Sector selection was positive relative to the benchmark for the period, due in part to the Fund’s overweight positions in oil & gas and utility, and an underweight position in technology.

For the fiscal year, the valuation stock selection strategies detracted from relative performance, while the momentum strategy provided a positive impact.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	96.4%
Short-Term Investments	5.3
Mutual Funds	0.1
Futures	0.0
Other Assets and Liabilities (net)	(1.8)
100.0%

Industry Sector Summary	% of Investments*
Health Care	17.6%
Financial	15.3
Oil & Gas	13.7
Technology	13.1
Utility	11.0
Retail Stores	10.5
Automotive	4.4
Consumer Goods	3.3
Manufacturing	2.7
Construction	1.9
Food & Beverage	1.7
Primary Process Industry	1.6
Services	1.4
Transportation	1.4
Machinery	0.4
100.0%

*   The table excludes short-term investments.

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 96.4%

	Automotive — 4.3%
27,600	Delphi Corp. (a)	189,612
290,993	Ford Motor Co.	3,681,061
127,713	General Motors Corp. (a)	4,555,523
7,400	Genuine Parts Co.	320,272
75,500	Harley-Davidson, Inc.	4,671,940
29,200	Johnson Controls, Inc.	1,725,720
6,200	Lear Corp.	323,330
		15,467,458

	Construction — 1.8%
17,400	Centex Corp.	1,106,466
39,450	D.R. Horton, Inc.	1,726,332
12,200	KB Home	1,522,560
13,600	Lennar Corp.-Class A	827,152
10,900	Masco Corp.	367,548
4,300	Plum Creek Timber Co., Inc.	161,465
10,500	Pulte Homes, Inc.	819,210
		6,530,733

	Consumer Goods — 3.2%
12,500	Black & Decker Corp.	1,036,500
75,900	Eastman Kodak Co. (a)	2,579,841
200	Fortune Brands, Inc.	16,200
13,600	Gillette Co. (The)	683,400
8,300	Harman International Industries, Inc.	931,011
37,900	Jones Apparel Group, Inc.	1,204,083
32,900	Kimberly Clark Corp.	2,170,742
27,000	Liz Claiborne, Inc.	1,142,100
15,200	Mohawk Industries, Inc. *	1,364,048
4,500	VF Corp.	268,920
3,800	Whirlpool Corp.	242,250
		11,639,095

2	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — 14.8%
9,600	Aflac, Inc.	367,968
62,400	Allstate Corp. (The)	3,349,632
14,200	AMBAC Financial Group, Inc.	1,104,476
66,100	American International Group, Inc.	4,415,480
27,006	Bank of America Corp.	1,259,830
8,700	BB&T Corp.	340,605
5,821	Bear Stearns Cos. (The), Inc.	579,189
31,400	Capital One Financial Corp.	2,407,752
27,900	Citigroup, Inc.	1,331,388
2,100	CNA Financial Corp. *	60,417
18,200	Comerica, Inc.	1,038,856
32,500	Countrywide Financial Corp.	1,129,375
102,100	Fannie Mae	5,968,766
55,955	Fidelity National Financial, Inc.	2,475,449
74,700	Freddie Mac	4,631,400
15,600	Hartford Financial Services Group, Inc.	1,122,420
84,840	JPMorgan Chase & Co.	3,100,902
12,000	KeyCorp	396,000
22,400	Lincoln National Corp.	1,049,440
10,500	Marsh & McLennan Cos., Inc.	342,825
125,700	MBNA Corp.	3,189,009
11,100	Metlife, Inc.	455,544
25,100	MGIC Investment Corp.	1,574,774
21,500	National City Corp.	769,055
10,713	North Fork Bancorp	308,642
29,700	Old Republic International Corp.	712,503
13,100	PMI Group (The), Inc.	527,275
8,600	PNC Financial Services Group, Inc.	452,704
12,400	Providian Financial Corp. *	212,660
19,600	Radian Group, Inc.	947,268
13,030	Regions Financial Corp.	420,348
2,700	Suntrust Banks, Inc.	195,588
22,800	Torchmark Corp.	1,188,108
66,800	UnumProvident Corp.	1,130,256
16,700	Wachovia Corp.	885,267
100,700	Washington Mutual, Inc.	4,225,372
		53,666,543

See accompanying notes to the financial statements.	3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Food & Beverage — 1.7%
54,200	Coca Cola Enterprises, Inc.	1,157,170
11,300	ConAgra Foods, Inc.	308,716
9,900	McCormick & Co., Inc. (a)	376,101
100,300	Sara Lee Corp.	2,246,720
47,900	Tyson Foods, Inc.-Class A	815,258
17,200	WM Wrigley Jr. Co.	1,144,832
		6,048,797

	Health Care — 17.0%
14,200	Aetna, Inc.	2,073,484
22,400	AmerisourceBergen Corp.	1,341,760
18,200	Bard (C.R.), Inc.	1,210,300
22,400	Becton, Dickinson & Co.	1,341,088
11,200	Biomet, Inc.	472,864
31,600	Bristol-Myers Squibb Co.	790,948
41,500	Cigna Corp.	3,768,200
3,700	DENTSPLY International, Inc.	203,389
38,008	Guidant Corp.	2,789,407
9,200	Health Net, Inc. *	275,080
268,820	Johnson & Johnson	17,634,592
32,200	Lincare Holdings, Inc. *	1,306,676
24,700	McKesson Corp.	922,298
153,600	Merck & Co., Inc.	4,869,120
516,890	Pfizer, Inc.	13,589,038
16,400	Schering-Plough Corp.	310,780
17,000	Stryker Corp.	844,220
113,900	Tenet Healthcare Corp. *	1,242,649
75,712	UnitedHealth Group, Inc.	6,901,906
		61,887,799

	Machinery — 0.4%
12,600	BJ Services Co.	629,496
12,900	Smith International, Inc. *	828,954
		1,458,450

4	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Manufacturing — 2.6%
25,100	American Standard Cos., Inc.	1,149,580
10,500	Danaher Corp.	568,785
95,100	General Electric Co.	3,347,520
11,500	Honeywell International, Inc.	436,655
32,400	Illinois Tool Works, Inc.	2,907,900
7,200	SPX Corp.	320,544
8,000	Textron, Inc.	618,800
		9,349,784

	Oil & Gas — 13.2%
8,800	Amerada Hess Corp.	883,520
25,700	Anadarko Petroleum Corp.	1,975,302
11,200	Apache Corp.	704,256
43,600	Burlington Resources, Inc.	2,163,868
168,000	ChevronTexaco Corp.	10,429,440
24,733	ConocoPhillips	2,742,642
9,400	EOG Resources, Inc.	856,528
315,300	Exxon Mobil Corp.	19,961,643
8,300	Marathon Oil Corp.	392,922
47,500	Occidental Petroleum Corp.	3,337,825
6,200	Sunoco, Inc.	614,420
7,800	Unocal Corp.	421,980
50,900	Valero Energy Corp.	3,626,116
		48,110,462

	Primary Process Industry — 1.5%
39,400	Dow Chemical Co.	2,172,910
14,700	Ecolab, Inc.	466,137
33,000	Nucor Corp.	2,057,220
20,400	Sherwin-Williams Co. (The)	903,720
		5,599,987

	Retail Stores — 10.1%
77,976	Albertson’s, Inc. (a)	1,745,883
35,900	Autonation, Inc. *	701,127
56,100	Bed Bath & Beyond, Inc. *	2,104,872
5,000	CDW Corp. (a)	287,350

See accompanying notes to the financial statements.	5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
13,700	Costco Wholesale Corp.	638,283
10,600	Dollar General Corp.	225,038
17,400	Dollar Tree Stores, Inc. *	468,930
2,100	Fastenal Co.	122,766
332,200	Home Depot, Inc.	13,294,644
20,600	JC Penney Co., Inc. Holding Co.	916,494
73,500	Kroger Co. *	1,322,265
41,200	Lowe’s Cos., Inc.	2,421,736
20,700	Ross Stores, Inc.	579,600
163,800	Safeway, Inc. *	3,013,920
5,000	Sears Roebuck & Co.	249,650
27,700	Supervalu, Inc.	880,029
20,100	Target Corp.	1,021,482
53,200	TJX Cos., Inc.	1,299,144
8,300	Walgreen Co.	355,489
100,400	Wal-Mart Stores, Inc.	5,181,644
		36,830,346

	Services — 1.3%
7,600	Marriott International, Inc.-Class A	487,160
5,900	McDonald’s Corp.	195,172
13,300	Outback Steakhouse, Inc.	597,303
53,100	Starbucks Corp. *	2,751,111
21,500	Sysco Corp.	740,030
		4,770,776

	Technology — 12.6%
24,300	Adobe Systems, Inc.	1,500,525
47,800	Autodesk, Inc.	1,420,616
3,500	Avery Dennison Corp.	212,450
63,600	Boeing Co. (The)	3,496,092
372,000	Dell, Inc. *	14,913,480
600	Diebold, Inc.	32,022
17,700	Electronic Data Systems Corp.	377,010
86,800	First Data Corp.	3,560,536
4,051	Freescale Semiconductor-Class B *	77,698
54,600	Hewlett-Packard Co.	1,135,680

6	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
28,600	International Business Machines Corp.	2,647,788
27,200	Lexmark International, Inc. *	2,179,536
51,200	Lockheed Martin Corp.	3,032,064
103,400	Microsoft Corp.	2,603,612
17,000	Network Appliance, Inc. *	510,170
162,700	Oracle Corp. *	2,100,457
112,900	Qualcomm, Inc.	4,076,819
10,600	Rockwell Automation, Inc.	658,790
55,600	Symantec Corp. *	1,223,756
1,800	W.W. Grainger, Inc.	113,004
		45,872,105

	Transportation — 1.3%
42,900	Burlington Northern Santa Fe Corp.	2,156,583
6,100	C.H. Robinson Worldwide, Inc.	334,280
24,100	Expeditors International of Washington, Inc.	1,337,791
26,300	Norfolk Southern Corp.	943,907
		4,772,561

	Utility — 10.6%
25,500	AES Corp. (The) *	426,870
12,600	Alltel Corp.	720,720
33,900	American Electric Power Co., Inc.	1,132,260
150,206	AT&T Corp.	2,918,503
191,900	BellSouth Corp.	4,951,020
19,500	Centerpoint Energy, Inc.	233,610
3,800	Consolidated Edison, Inc.	162,450
11,700	DTE Energy Co.	517,374
35,900	Duke Energy Corp.	968,941
33,100	Edison International	1,075,088
97,200	El Paso Corp.	1,198,476
10,700	Exelon Corp.	485,352
5,800	FirstEnergy Corp.	239,192
3,100	FPL Group, Inc.	245,985
42,700	PG&E Corp. *	1,502,186
5,000	Pinnacle West Capital Corp.	208,750
4,800	PPL Corp.	261,792

See accompanying notes to the financial statements.	7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Utility — continued
7,300	Progress Energy, Inc.	316,382
7,900	Public Service Enterprise Group, Inc.	430,945
378,914	SBC Communications, Inc.	9,112,882
7,100	Sempra Energy	284,000
13,400	Southern Co.	430,408
13,200	Sprint Corp.-FON Group	312,576
100	Telephone & Data Systems, Inc. (a)	8,750
5,400	TXU Corp.	411,750
270,784	Verizon Communications, Inc.	9,740,100
11,800	Xcel Energy, Inc.	209,096
		38,505,458

	TOTAL COMMON STOCKS (COST $316,771,227)	350,510,354

	MUTUAL FUND — 0.1%

542,630	Dreyfus Cash Management Plus Fund (b)	542,630

	TOTAL MUTUAL FUND (COST $542,630)	542,630

8	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 5.3%

	Cash Equivalent — 1.9%
6,743,718	Harris Trust & Savings Bank Eurodollar Overnight, 2.52%, due 3/3/05 (b)	6,743,718

	U.S. Government — 0.4%
1,500,000	U.S. Treasury Bill, 2.35%, due 3/24/05 (c) (d)	1,498,125

	Repurchase Agreement — 3.0%
10,897,052	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/1/05, with a maturity value of $10,897,566 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06 and a market value, with accrued interest of $11,114,995.	10,897,052

	TOTAL SHORT-TERM INVESTMENTS (COST $19,138,895)	19,138,895

	TOTAL INVESTMENTS — 101.8% (Cost $336,452,752)	370,191,879

	Other Assets and Liabilities (net) — (1.8%)	(6,631,202)

	TOTAL NET ASSETS — 100.0%	$363,560,677

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	All or a portion of this security is out on loan (Note 2).
(b)	Investment of security lending collateral (Note 2).
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d)	Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.	9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation

Buys

22	S&P 500	March 2005	$6,622,550	$64,972

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

10	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $7,027,618 (cost $336,452,752) (Note 2)	$ 370,191,879
Receivable for investments sold	8,440,634
Receivable for Fund shares sold	1,000,000
Dividends and interest receivable	685,761
Receivable for expenses reimbursed by Manager (Note 3)	10,360

Total assets	380,328,634

Liabilities:
Payable for investments purchased	9,266,834
Payable upon return of securities loaned (Note 2)	7,286,348
Payable to affiliate for (Note 3):
Management fee	90,902
Shareholder service fee	36,468
Trustees and Chief Compliance Officer fees	623
Payable for variation margin on open futures contracts (Note 2)	39,939
Accrued expenses	46,843

Total liabilities	16,767,957
Net assets	$363,560,677

Net assets consist of:
Paid-in capital	$ 356,157,769
Accumulated undistributed net investment income	918,893
Accumulated net realized loss	(27,320,084)
Net unrealized appreciation	33,804,099
$363,560,677

Net assets attributable to:
Class III shares	$ 221,660,638
Class IV shares	$ 141,900,039

Shares outstanding:
Class III	18,110,147
Class IV	11,588,088

Net asset value per share:
Class III	$ 12.24
Class IV	$ 12.25

See accompanying notes to the financial statements.	11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$7,514,218
Interest (including securities lending income of $4,344)	85,046

Total income	7,599,264

Expenses:
Management fee (Note 3)	1,348,555
Shareholder service fee (Note 3) - Class III	304,539
Shareholder service fee (Note 3) - Class IV	215,909
Custodian, fund accounting agent and transfer agent fees	93,030
Audit and tax fees	40,131
Legal fees	9,832
Trustees fees and related expenses (Note 3)	5,486
Registration fees	1,288
Miscellaneous	8,746
Total expenses	2,027,516
Fees and expenses reimbursed by Manager (Note 3)	(151,877)
Net expenses	1,875,639

Net investment income	5,723,625

Realized and unrealized gain (loss):
Net realized gain on:
Investments	37,153,340
Closed futures contracts	305,282

Net realized gain	37,458,622

Change in net unrealized appreciation (depreciation) on:
Investments	(26,657,435)
Open futures contracts	65,794

Net unrealized loss	(26,591,641)

Net realized and unrealized gain	10,866,981

Net increase in net assets resulting from operations	$16,590,606

12	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,723,625	$ 7,342,958
Net realized gain	37,458,622	14,916,503
Change in net unrealized appreciation (depreciation)	(26,591,641)	155,717,816
Net increase in net assets from operations	16,590,606	177,977,277

Distributions to shareholders from:
Net investment income
Class III	(3,121,454)	(2,594,439)
Class IV	(2,764,012)	(4,883,887)
Total distributions from net investment income	(5,885,466)	(7,478,326)
Net realized gains
Class III	(961,765)	—
Class IV	(620,323)	—
Total distributions from net realized gains	(1,582,088)	—

	(7,467,554)	(7,478,326)
Net share transactions (Note 7):
Class III	24,518,394	(34,050,800)
Class IV	(252,904,685)	(24,650,110)
Decrease in net assets resulting from net share transactions	(228,386,291)	(58,700,910)

Total increase (decrease) in net assets	(219,263,239)	111,798,041

Net assets:
Beginning of period	582,823,916	471,025,875
End of period (including accumulated undistributed net investment income of $918,893 and $1,088,171, respectively)	$363,560,677	$582,823,916

See accompanying notes to the financial statements.	13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 11.76	$ 8.69	$ 11.23	$ 12.29	$ 14.35

Income from investment operations:
Net investment income †	0.17	0.13	0.12	0.15	0.17
Net realized and unrealized gain (loss)	0.54	3.07	(2.55)	(1.07)	(0.20)

Total from investment operations	0.71	3.20	(2.43)	(0.92)	(0.03	)(a)

Less distributions to shareholders:
From net investment income	(0.18)	(0.13)	(0.11)	(0.14)	(0.19)
From net realized gains	(0.05)	—	—	—	(1.84)

Total distributions	(0.23)	(0.13)	(0.11)	(0.14)	(2.03)
Net asset value, end of period	$ 12.24	$ 11.76	$ 8.69	$ 11.23	$ 12.29
Total Return (b)	6.16%	37.06%	(21.69)%	(7.53)%	(0.83)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$221,661	$188,370	$163,025	$133,203	$260,432
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.43%	1.26%	1.26%	1.24%	1.20%
Portfolio turnover rate	68%	63%	62%	85%	82%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.04%	0.04%	0.03%	0.05%

(a)          The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(b)         The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†                  Computed using average shares outstanding throughout the period.

14	See accompanying notes to the financial statements.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002(a)

Net asset value, beginning of period	$ 11.76	$ 8.69	$ 11.23	$ 12.32

Income from investment operations:
Net investment income †	0.16	0.13	0.13	0.10
Net realized and unrealized gain (loss)	0.56	3.07	(2.55)	(1.08)

Total from investment operations	0.72	3.20	(2.42)	(0.98)

Less distributions to shareholders:
From net investment income	(0.18)	(0.13)	(0.12)	(0.11)
From net realized gains	(0.05)	—	—	—

Total distributions	(0.23)	(0.13)	(0.12)	(0.11)

Net asset value, end of period	$ 12.25	$ 11.76	$ 8.69	$ 11.23
Total Return (b)	6.25%	37.12%	(21.65)%	(8.00	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$141,900	$394,454	$308,001	$248,095
Net expenses to average daily net assets	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.37%	1.31%	1.35%	1.37	%*
Portfolio turnover rate	68%	63%	62%	85%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.04%	0.04%	0.04	%*

(a)        Period from July 2, 2001 (commencement of operations) through February 28, 2002.

(b)       The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†                Computed using average shares outstanding throughout the period.

*               Annualized.

**        Not annualized.

See accompanying notes to the financial statements.	15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Tobacco-Free Core Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return.  The Fund seeks to achieve this objective primarily through investment in U.S. equity securities, excluding those companies that are tobacco-producing issuers (as listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services).  The Fund’s benchmark is the S&P 500 Index.

Throughout the year ended February 28, 2005, the Fund offered two classes of shares:  Class III and Class IV.  The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.  Eligibility for and automatic conversion between the various classes of shares is generally based on the total amounts of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for all open futures contracts held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these

17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005 the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $123,262 and $118,918, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $7,027,618 collateralized by cash in the amount of $7,286,348, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2005 and February 29, 2004 the tax basis of distributions paid were as follows: ordinary income - $5,885,466 and $7,478,326, respectively and long-term capital gains - $1,582,088 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $7,350,382 and $1,757,516 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforward utilization limitations and wash sale transactions.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $6,970,531 and $24,885,739 expiring in 2010 and 2011, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$340,040,599	$42,144,455	$(11,993,175)	$30,151,280

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(7,437)	$7,436	$1

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $3,225 and $145, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the February 28, 2005, aggregated $267,877,714 and $497,123,605, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote;

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related party

At February 28, 2005, 52% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by one related party comprised of a GMO employee account.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	2,042,934	$23,836,926	1,932,775	$ 18,886,632
Shares issued to shareholders in reinvestment of distributions	291,187	3,423,015	209,262	2,139,237
Shares repurchased	(237,049)	(2,741,547)	(4,886,251)	(55,076,669)

Net increase (decrease)	2,097,072	$24,518,394	(2,744,214)	$(34,050,800)

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	—	$ —	3,102,166	$ 30,016,000
Shares issued to shareholders in reinvestment of distributions	288,504	3,384,335	480,093	4,883,887
Shares repurchased	(22,237,483)	(256,289,020)	(5,492,447)	(59,549,997)

Net decrease	(21,948,979)	$(252,904,685)	(1,910,188)	$(24,650,110)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *

Class III
1) Actual	0.48%	$1,000.00	$1,093.50	$2.49
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

Class IV
1) Actual	0.436%	$1,000.00	$1,093.60	$2.26
2) Hypothetical	0.436%	$1,000.00	$1,022.63	$2.19

*                 Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $1,582,088 from long-term capital gains.

For taxable, non-corporate shareholders, 100% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 65.01% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

25

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

26

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 - October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Equity Allocation Fund returned +23.3% for the fiscal year ended February 28, 2005, as compared to +19.7% for the MSCI ACWI (All Country World Index) ex-U.S. Index.  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO mutual funds.

Implementation added 1.7%, as the underlying GMO mutual funds outperformed their benchmark.

Asset allocation added 1.9%.  The Fund’s overweight to international small caps (the S&P/Citigroup EMI World ex-US Index rose 27.8%) and emerging equities (the S&P/IFC Investable Composite Index rose 28.4%) drove the outperformance.

The GMO International Equity Allocation Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.0%
Short-Term Investments	4.3
Preferred Stocks	3.2
Debt Obligations	0.1
Forward Currency Contracts	0.1
Private Equity Securities	0.1
Convertible Securities	0.0
Investment Funds	0.0
Rights And Warrants	0.0
Futures	(0.0)
Other Assets and Liabilities (net)	(0.8)
100.0%

*            The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country/Region Summary*	% of Investments**
United Kingdom	17.9%
Japan	17.2
Netherlands	6.4
South Korea	5.4
Germany	5.0
France	4.7
Italy	4.3
Australia	3.7
Taiwan	3.3
Belgium	3.2
Canada	3.2
Brazil	2.8
Spain	2.6
Sweden	2.3
South Africa	2.0
Switzerland	1.9
Austria	1.7
Hong Kong	1.5
Norway	1.5
Finland	1.2
Mexico	1.2
Ireland	1.0
Singapore	1.0
Denmark	0.7
Malaysia	0.7
China	0.6
Turkey	0.6
India	0.5
Indonesia	0.5
Argentina	0.2
Egypt	0.2
Philippines	0.2
Poland	0.2
Russia	0.2
Chile	0.1
Greece	0.1
Thailand	0.1
Venezuela	0.1
100.0%

*            The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**     The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
748,821	GMO Emerging Countries Fund, Class III	11,981,142
4,658,766	GMO Emerging Markets Fund, Class VI	88,609,723
6,991,638	GMO International Growth Fund, Class III	190,312,376
6,431,128	GMO International Intrinsic Value Fund, Class IV	187,917,565
571,778	GMO International Small Companies Fund, Class III	10,200,522

	TOTAL MUTUAL FUNDS (COST $390,228,423)	489,021,328

	SHORT-TERM INVESTMENT — 0.0%

	Repurchase Agreement — 0.0%
45,290	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $45,293, and an effective yield of 2.14%, collateralized by a U.S. Treasury Note with a rate of 5.75%, a maturity date of 11/15/05 and a market value of $46,197.	45,290

	TOTAL SHORT-TERM INVESTMENT (COST $45,290)	45,290

	TOTAL INVESTMENTS — 100.0% (Cost $390,273,713)	489,066,618

	Other Assets and Liabilities (net) — 0.0%	(40,187)

	TOTAL NET ASSETS — 100.0%	$489,026,431

See accompanying notes to the financial statements.	3

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $45,290) (Note 2)	$ 45,290
Investments in affiliated issuers, at value (cost $390,228,423) (Notes 2 and 8)	489,021,328
Receivable for investments sold	2,000,000
Receivable for Fund shares sold	3,413
Receivable for expenses reimbursed by Manager (Note 3)	16,156

Total assets	491,086,187

Liabilities:
Payable for Fund shares repurchased	2,003,400
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	839
Accrued expenses	55,517

Total liabilities	2,059,756
Net assets	$489,026,431

Net assets consist of:
Paid-in capital	$376,875,064
Accumulated net realized gain	13,358,462
Net unrealized appreciation	98,792,905
$489,026,431

Net assets attributable to:
Class III shares	$489,026,431

Shares outstanding:
Class III	32,191,413

Net asset value per share:
Class III	$ 15.19

4	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$ 8,736,816
Interest	8,341

Total income	8,745,157

Expenses:
Custodian, fund accounting agent and transfer agent fees	45,842
Audit and tax fees	18,531
Legal fees	12,101
Trustees fees and related expenses (Note 3)	6,603
Registration fees	27,064
Miscellaneous	8,896
Total expenses	119,037
Fees and expenses reimbursed by Manager (Note 3)	(110,941)
Net expenses	8,096

Net investment income	8,737,061

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	14,713,179
Realized gains distributions from affiliated issuers (Note 8)	12,175,659
Net realized gain on investments	26,888,838
Change in net unrealized appreciation (depreciation) on investments	60,533,545

Net realized and unrealized gain	87,422,383

Net increase in net assets resulting from operations	$96,159,444

See accompanying notes to the financial statements.	5

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 8,737,061	$ 3,013,863
Net realized gain	26,888,838	4,353,528
Change in net unrealized appreciation (depreciation)	60,533,545	47,887,803
Net increase in net assets from operations	96,159,444	55,255,194

Distributions to shareholders from:
Net investment income
Class III	(13,316,966)	(3,178,417)
Net realized gains
Class III	(5,216,511)	—

	(18,533,477)	(3,178,417)
Net share transactions (Note 7):
Class III	154,841,820	100,185,475

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	281,874	246,579

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	155,123,694	100,432,054

Total increase in net assets	232,749,661	152,508,831

Net assets:
Beginning of period	256,276,770	103,767,939
End of period (including accumulated undistributed net investment income of $0 and $2,486,926, respectively)	$489,026,431	$256,276,770

6	See accompanying notes to the financial statements.

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003		2002		2001
Net asset value, beginning of period	$12.83		$8.23		$9.02		$9.67		$9.87

Income from investment operations:
Net investment income (a)†	0.29		0.25		0.36		0.25		0.16
Net realized and unrealized gain (loss)	2.65		4.60		(0.83)		(0.66)		(0.06)

Total from investment operations	2.94		4.85		(0.47)		(0.41)		0.10

Less distributions to shareholders:
From net investment income	(0.42)		(0.25)		(0.32)		(0.24)		(0.30)
From net realized gains	(0.16)		—		—		—		—

Total distributions	(0.58)		(0.25)		(0.32)		(0.24)		(0.30)
Net asset value, end of period	$15.19		$12.83		$8.23		$9.02		$9.67
Total Return (b)	23.25	%(c)	60.41	%(c)	(5.58)%		(4.26)%		0.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$489,026		$256,277		$103,768		$65,712		$72,975
Net expenses to average daily net assets (d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income to average daily net assets (a)	2.18%		2.35%		4.11%		2.83%		1.62%
Portfolio turnover rate	15%		43%		19%		50%		14%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.05%		0.05%		0.05%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.01	†	$0.02	†	—		—		—

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(e)	Net expenses to average daily net assets was less than 0.01%.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	7

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO International Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” and makes investments in other funds of the Trust (“underlying funds”).  The Fund seeks total return greater than the return of the MSCI ACWI (All Country World Index) ex-U.S. Index through investment to varying extents in shares of underlying international equity and fixed income funds of the Trust.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying funds are valued at their net asset value as reported on each business day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Foreign equity securities held by certain underlying funds in which the Fund invests are valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

8

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $13,316,966 and $3,178,417, respectively and long-term capital gains - $5,216,511 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $541,406 and $13,449,763 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to wash sale transactions.

9

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$390,906,420	$98,160,198	$—	$98,160,198

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments for wash sale transactions.  The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$2,092,979	$(2,092,979)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Non-cash dividends, if any, are recorded at fair market value of the securities received.  Interest income is recorded on the accrual basis.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

The premiums on cash purchases and fees on redemptions of Fund shares are each 0.17% of the amount invested or redeemed.  The redemption fee is only applicable to shares purchased on or after June 30, 2003. The Fund’s purchase premium or redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested.  The level of purchase premium and redemption fee for the Fund will be adjusted approximately annually to account for changes in the Fund’s investments (i.e., changes in the percentage of Fund assets

10

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

allocated to each underlying fund).  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the year ended February 28, 2005 and the year ended February 29, 2004, the Fund received $275,721 and $235,443 in purchase premiums and $6,153 and $11,136 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities.  There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

3.              Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds.  The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying funds).

11

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment- Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.523%	0.102%	0.110%	<0.001%	0.735%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $4,005 and $192, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $218,440,404 and $60,937,611, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 23.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.01% of the Fund was held by five related party accounts.

12

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	12,788,854	$161,936,882	13,178,662	$150,996,773
Shares issued to shareholders in reinvestment of distributions	1,172,649	16,727,131	338,923	2,899,314
Shares repurchased	(1,742,829)	(23,822,193)	(6,155,689)	(53,710,612)
Purchase premiums and redemption fees	—	281,874	—	246,579
Net increase	12,218,674	$155,123,694	7,361,896	$100,432,054

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Countries Fund, Class III	$9,291,363	$2,026,351	$257,609	$207,262	$1,580,242	$11,981,142
GMO Emerging Markets Fund, Class VI	44,703,717	39,851,772	13,516,774	1,496,578	5,129,633	88,609,723
GMO International Growth Fund, Class III	81,624,250	88,698,626	5,015,811	2,205,232	2,990,748	190,312,376
GMO International Intrinsic Value Fund, Class IV	99,933,198	73,912,575	17,679,410	4,447,996	284,739	187,917,565
GMO International Small Companies Fund, Class III	20,719,281	13,951,080	24,468,007	379,748	2,190,297	10,200,522
Totals	$256,271,809	$218,440,404	$60,937,611	$8,736,816	$12,175,659	$489,021,328

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

14

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.74%	$1,000.00	$1,246.40	$4.12
2) Hypothetical	0.74%	$1,000.00	$1,021.12	$3.71

*            Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO International Equity Allocation Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $5,216,511 from long-term capital gains.

For taxable, non-corporate shareholders, 55.00% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

16

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

17

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Real Estate Fund returned +16.0% for the fiscal year ended February 28, 2005, as compared to +16.6% for the Morgan Stanley REIT Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in REIT stocks throughout the period.

During the period, stock selection was positive in Office-CBD, while Regional Mall selection was negative.

Overweighting Triple-Net shares during the fiscal year hurt sector selection, but this was offset by underweighting Manufactured Housing.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Real Estate Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Real Estate Investments	96.3%
Short-Term Investments	4.9
Mutual Funds	0.6
Other Assets and Liabilities (net)	(1.8)
100.0%

Industry Sector Summary	% of Investments*
Apartments	16.7%
Regional Malls	13.6
Shopping Centers	12.6
Office Suburban	12.5
Office Central Business District	10.4
Diversified	8.7
Industrial	6.4
Health Care	5.7
Hotels	4.9
Storage	3.8
Triple Net	3.8
Manufactured Housing	0.7
Outlets	0.2
100.0%

* The table excludes short-term investments.

1

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 96.3%

	COMMON STOCKS — 1.5%

	Hotels — 1.5%
61,900	Starwood Hotels & Resorts Worldwide, Inc.	3,543,156

	TOTAL COMMON STOCKS (COST $2,601,264)	3,543,156

	REAL ESTATE INVESTMENT TRUSTS — 94.8%

	Apartments — 16.1%
20,200	AMLI Residential Properties Trust	557,924
48,400	Apartment Investment & Management Co, Class A	1,851,784
231,500	Archstone-Smith Trust	7,831,645
21,600	Associated Estates Realty Corp	212,976
85,500	Avalonbay Communities, Inc.	5,942,250
42,500	BRE Properties, Inc.	1,666,000
28,400	Camden Property Trust	1,317,760
39,000	Cornerstone Realty Income Trust	366,210
307,000	Equity Residential Properties Trust	10,072,670
27,600	Essex Property Trust, Inc.	1,989,408
19,900	Gables Residential Trust	700,082
23,700	Home Properties of NY, Inc.	958,191
44,200	Investors Real Estate Trust	436,696
11,800	Mid America Apartment Community	443,208
29,100	Post Properties	938,475
22,200	Summit Properties, Inc.	697,080
14,500	Town & Country Trust (a)	385,990
71,900	United Dominion Realty Trust, Inc.	1,588,990
		37,957,339

	Diversified — 8.4%
138,600	Catellus Development Corp	3,826,746
15,900	Colonial Properties Trust	578,601
56,700	Cousins Properties, Inc.	1,538,271
52,200	Crescent Real Estate Equities	850,860

2	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Diversified — continued
15,100	Glenborough Realty Trust, Inc.	297,923
16,300	Pennsylvania Real Estate Investment Trust	661,780
157,500	Vornado Realty Trust	10,820,250
40,000	Washington Real Estate Investment Trust	1,168,000
		19,742,431

	Health Care — 5.4%
137,900	Health Care Property Investors, Inc. (a)	3,475,080
55,400	Health Care, Inc.	1,900,220
41,900	Healthcare Realty Trust, Inc.	1,541,920
2,100	National Health Realty, Inc.	38,241
74,800	Nationwide Health Properties	1,547,612
29,000	Omega Healthcare Investors, Inc.	333,500
84,700	Senior Housing Properties Trust	1,517,824
14,300	Universal Health Realty Income	429,858
79,000	Ventas, Inc.	2,039,780
		12,824,035

	Hotels — 3.2%
12,000	Boykin Lodging Co *	115,080
21,900	Equity Inns, Inc.	244,623
28,300	Felcor Lodging Trust, Inc. *	354,882
72,900	Hospitality Properties Trust	3,023,163
181,800	Host Marriott Corp	2,905,164
13,600	Innkeepers USA Trust	181,560
14,500	Lasalle Hotel Properties	437,030
30,400	Meristar Hospitality Corp *	223,136
13,100	Winston Hotels, Inc.	146,065
		7,630,703

	Industrial — 6.1%
79,900	AMB Property Corp	3,101,718
28,100	Centerpoint Properties Corp.	1,229,656
14,700	Eastgroup Properties, Inc.	569,478

See accompanying notes to the financial statements.	3

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Industrial — continued
34,500	First Industrial Realty Trust	1,434,855
205,300	Prologis	8,162,728
		14,498,435

	Manufactured Housing — 0.7%
10,900	American Land Lease, Inc.	250,700
15,500	Equity Lifestyle Properties, Inc.	520,800
18,000	Sun Communities, Inc.	630,720
9,200	United Mobile Homes, Inc.	137,908
		1,540,128

	Office Central Business District — 10.0%
106,300	Boston Properties, Inc.	6,356,740
448,100	Equity Office Properties Trust	13,519,177
39,800	SL Green Realty Corp	2,243,924
84,900	Trizec Properties, Inc.	1,523,955
		23,643,796

	Office Suburban — 12.1%
21,600	Alexandria Real Estate Equity, Inc.	1,446,768
50,000	Arden Realty Group, Inc.	1,717,500
11,000	Bedford Property Investors	256,410
74,600	Brandywine Realty Trust	2,207,414
29,600	CarrAmerica Realty Corp	925,000
23,300	Corporate Office Properties	616,285
16,700	CRT Properties, Inc.	377,754
142,300	Duke Realty Investments	4,508,064
27,300	Highwood Properties, Inc.	704,067
240,300	HRPT Properties Trust	3,047,004
22,000	Kilroy Realty Corp	928,620
114,400	Liberty Property Trust	4,743,024
70,400	Mack-Cali Realty Corp	3,111,680
26,400	Mission West Properties	286,176
10,500	Parkway Properties, Inc.	493,815
42,300	Prentiss Properties Trust	1,484,307

4	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Office Suburban — continued
12,100	PS Business Parks, Inc.	502,150
36,700	Reckson Associates Realty Corp	1,121,185
		28,477,223

	Outlets — 0.2%
14,600	Tanger Factory Outlet Centers, Inc.	348,210

	Regional Malls — 13.1%
35,600	CBL & Associates Properties, Inc.	2,652,556
208,200	General Growth Properties	7,266,180
28,500	Glimcher Realty Trust	733,020
43,900	Macerich Co	2,511,519
37,200	Mills Corp	2,008,800
244,100	Simon Property Group, Inc.	15,124,436
20,900	Taubman Centers, Inc.	598,994
		30,895,505

	Shopping Centers — 12.1%
17,100	Acadia Realty Trust	271,890
95,500	Developers Diversified Realty Corp	3,994,765
97,200	Equity One, Inc.	2,009,124
35,000	Federal Realty Investment Trust	1,756,650
39,800	Heritage Property Investment Trust	1,219,870
84,300	Kimco Realty Corp	4,477,173
14,200	Kramont Realty Trust	331,002
120,300	New Plan Excel Realty Trust	3,147,048
46,400	Pan Pacific Retail Property, Inc.	2,698,160
20,600	Ramco-Gershenson Properties	582,980
77,400	Regency Centers Corp	3,947,400
16,700	Saul Centers, Inc.	576,150
21,900	Urstadt Biddle Properties, Inc.	355,656
86,400	Weingarten Realty	3,182,112
		28,549,980

See accompanying notes to the financial statements.	5

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Storage — 3.7%
129,000	Public Storage, Inc.	7,038,240
24,400	Shurgard Storage Centers, Inc.	969,656
17,400	Sovran Self Storage	712,182
		8,720,078

	Triple Net — 3.7%
42,700	Capital Automotive	1,421,910
62,000	Commercial Net Lease Realty	1,169,940
8,700	Correctional Properties Trust	228,636
30,300	Corrections Corporation of America *	1,140,492
27,000	Entertainment Properties Trust	1,107,000
25,300	Getty Realty Corp.	678,799
49,500	Lexington Corporate Properties Trust	1,089,990
73,600	Realty Income Corp	1,731,072
6,900	Trustreet Properties, Inc.	122,130
		8,689,969

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $187,459,300)	223,517,832

	TOTAL REAL ESTATE INVESTMENTS (COST $190,060,564)	227,060,988

	MUTUAL FUNDS — 0.6%

311,866	Dreyfus Cash Management Plus Fund (b)	311,866
9,100	iShares Dow Jones U.S. Real Estate Index Fund (a)	1,058,785

	TOTAL MUTUAL FUNDS (COST $1,370,145)	1,370,651

6	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.9%

	Cash Equivalent — 1.6%
3,875,826	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (b)	3,875,826

	Repurchase Agreement — 3.3%
7,792,582	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $7,792,950 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, a maturity date of 11/15/05 and a market value of $7,948,434.	7,792,582

	TOTAL SHORT-TERM INVESTMENTS (COST $11,668,408)	11,668,408

	TOTAL INVESTMENTS — 101.8% (Cost $203,099,117)	240,100,047

	Other Assets and Liabilities (net) — (1.8%)	(4,262,564)

	TOTAL NET ASSETS — 100.0%	$235,837,483

	Notes to Schedule of Investments:

	* Non-income producing security.
	(a) All or a portion of this security is out on loan (Note 2).
	(b) Investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.	7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities —  February 28, 2005

Assets:
Investments, at value, including securities on loan of $4,043,238 (cost $203,099,117) (Note 2)	$240,100,047
Receivable for investments sold	5,701,576
Receivable for Fund shares sold	1,355,941
Dividends and interest receivable	228,595
Receivable for expenses reimbursed by Manager (Note 3)	42,664

Total assets	247,428,823

Liabilities:
Payable for investments purchased	7,228,162
Payable upon return of securities loaned (Note 2)	4,187,692
Payable to affiliate for (Note 3):
Management fee	97,829
Shareholder service fee	27,175
Trustees and Chief Compliance Officer fees	415
Accrued expenses	50,067

Total liabilities	11,591,340
Net assets	$235,837,483

Net assets consist of:
Paid-in capital	$199,943,356
Accumulated net realized loss	(1,106,803)
Net unrealized appreciation	37,000,930
$235,837,483

Net assets attributable to:
Class III shares	$235,837,483

Shares outstanding:
Class III	16,216,091

Net asset value per share:
Class III	$14.54

8	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$12,457,749
Interest (including securities lending income of $21,302)	68,356

Total income	12,526,105

Expenses:
Management fee (Note 3)	1,466,272
Shareholder service fee (Note 3) - Class III	407,298
Custodian, fund accounting agent and transfer agent fees	48,739
Audit and tax fees	42,981
Legal fees	7,273
Trustees fees and related expenses (Note 3)	3,849
Registration fees	8,752
Miscellaneous	6,277
Total expenses	1,991,441
Fees and expenses reimbursed by Manager (Note 3)	(113,274)
Management fee waived (Note 3)	(570,217)
Net expenses	1,307,950

Net investment income	11,218,155

Realized and unrealized gain (loss):
Net realized gain on:
Investments	49,872,213

Change in net unrealized appreciation (depreciation) on investments	(944,523)

Net realized and unrealized gain	48,927,690

Net increase in net assets resulting from operations	$60,145,845

See accompanying notes to the financial statements.	9

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 11,218,155	$8,284,492
Net realized gain	49,872,213	18,615,586
Change in net unrealized appreciation (depreciation)	(944,523)	38,285,209

Net increase in net assets from operations	60,145,845	65,185,287

Distributions to shareholders from:
Net investment income
Class III	(19,209,916)	(6,612,628)
Net realized gains
Class III	(30,227,807)	—

	(49,437,723)	(6,612,628)
Net share transactions (Note 7):
Class III	33,671,365	(9,370,702)

Total increase in net assets	44,379,487	49,201,957

Net assets:
Beginning of period	191,457,996	142,256,039
End of period (including accumulated undistributed net investment income of $0 and $4,789,446, respectively)	$235,837,483	$191,457,996

10	See accompanying notes to the financial statements.

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 14.65	$ 10.49	$ 11.17	$ 10.31	$ 8.26

Income from investment operations:
Net investment income	0.59 †	0.58 †	0.50 †	0.56 †	0.60
Net realized and unrealized gain (loss)	1.55	4.01	(0.71)	0.84	1.92

Total from investment operations	2.14	4.59	(0.21)	1.40	2.52

Less distributions to shareholders:
From net investment income	(0.87)	(0.43)	(0.47)	(0.54)	(0.47)
From net realized gains	(1.38)	—	—	—	—

Total distributions	(2.25)	(0.43)	(0.47)	(0.54)	(0.47)
Net asset value, end of period	$ 14.54	$ 14.65	$ 10.49	$ 11.17	$ 10.31
Total Return (a)	16.01%	44.56%	(2.16)%	13.73%	30.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$235,837	$191,458	$142,256	$192,606	$133,420
Net expenses to average daily net assets	0.48%	0.52%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	4.13%	4.61%	4.47%	5.18%	5.85%
Portfolio turnover rate	134%	56%	61%	6%	11%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.25%	0.24%	0.04%	0.05%	0.05%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Real Estate Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in primarily real estate investment trusts (“REITs”) and other real estate related companies.  REITs are managed vehicles that invest in real estate, real estate-related assets and other real estate-related companies.  The Fund’s benchmark is the Morgan Stanley REIT Index.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $91,578 and $70,276, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $4,043,238, collateralized by cash in the amount of $4,187,692, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid for ordinary income were $25,338,802 and $6,612,628 respectively and long-term capital gains - $24,098,921 and $0, respectively.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$204,205,920	$36,209,138	$(315,011)	$35,894,127

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Loss	Paid-in Capital
$3,202,315	$2,271,729	$(5,474,044)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risk

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments.  Since the Fund’s investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate values and property taxes, and changes in interest rates.  The value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets.  For the year ended February 28, 2005, GMO waived 0.21% of the Fund’s management fee.  GMO has temporarily agreed to waive 0.21% of the Fund’s management fee until such time as it notifies shareholders that it is discontinuing the waiver.  This waiver is in addition to the Manager’s contractual agreement to reimburse the Fund with respect to certain Fund expenses through June 30, 2005 as described below.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $2,441 and $97, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $347,884,555 and $352,202,366, respectively.

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholder and related parties

At February 28, 2005, 40.9% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund. At February 28, 2005, 2.8% of the Fund was held by seventeen related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares was held by accounts for which the Manager has investment discretion.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	18,990,769	$259,781,790	9,152,479	$115,177,669
Shares issued to shareholders in reinvestment of distributions	3,374,325	45,470,152	412,921	5,097,864
Shares repurchased	(19,221,933)	(271,580,577)	(10,050,988)	(129,646,235)
Net increase (decrease)	3,143,161	$33,671,365	(485,588)	$(9,370,702)

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

17

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.48%	$1,000.00	$1,085.00	$2.48
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $24,098,921 from long-term capital gains.

19

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

20

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Inflation Indexed Bond Fund returned +3.8% for the fiscal year ended February 28, 2005, as compared to +4.4% for the Lehman Brothers Inflation Notes Index.

The Fund underperformed the benchmark by 0.6% during the fiscal year.  Curve positioning and issue selection were responsible for much of the underperformance during the time period.

Real (inflation-adjusted) yields on the 10-Year Treasury Inflation-Protected Securities (TIPS) are approximately 1.75%.  In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies.  While the Fund is permitted to own securities of foreign countries that are not in the benchmark, currently the portfolio is entirely invested in U.S. issues.  In addition, the Fund maintains an interest rate exposure quite similar to that of its benchmark.  At fiscal year end, approximately 98% of the portfolio was AAA-rated and the remaining 2% A-rated.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	122.1%
Short-Term Investment	1.8
Mutual Funds	0.5
Futures	0.1
Call Options Purchased	0.0
Swaps	(0.0)
Forward Currency Contracts	(0.0)
Reverse Repurchase Agreements	(24.8)
Other Assets and Liabilities (net)	0.3
100.0%

*            The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value	Description	Value ($)

	DEBT OBLIGATIONS — 108.8%

	United States — 108.8%

	Corporate Debt — 2.1%
13,850,000	JP Morgan & Co. Series MTNA, Variable Rate, CPI + 4.00%, 4.56%, due 02/15/12	15,235,000

	U.S. Government — 106.7%
98,444,220	U.S. Treasury Inflation Indexed Bond, 3.00%, due 07/15/12 (a) (b)	108,950,069
6,217,560	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/13 (a)	6,358,427
35,743,380	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	38,167,228
46,946,357	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	64,272,497
31,833,920	U.S. Treasury Inflation Indexed Note, 3.38%, due 01/15/07 (a)	33,440,540
81,405,328	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a) (c)	87,803,282
14,019,082	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	15,539,276
16,077,900	U.S. Treasury Inflation Indexed Note, 3.38%, due 01/15/12 (a)	18,145,418
371,380,922	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (a) (b)	382,812,509
		755,489,246
	Total United States	770,724,246

	TOTAL DEBT OBLIGATIONS (COST $764,849,130)	770,724,246

2	See accompanying notes to the Financial Statements.

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	MUTUAL FUNDS — 15.6%

4,236,954	GMO Short-Duration Collateral Fund (d)	107,322,039
28,918	GMO Special Purpose Holding Fund (d)	448,523
2,380,535	Merrimac Cash Series, Premium Class	2,380,535

	TOTAL MUTUAL FUNDS (COST $110,338,754)	110,151,097

	TOTAL INVESTMENTS — 124.4%
	(Cost $875,187,884)	880,875,343

	Other Assets and Liabilities (net) — (24.4%)	(172,650,414)

	TOTAL NET ASSETS — 100.0%	$708,224,929

Notes to Schedule of Investments:

CPI - Consumer Price Index
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.
(a) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(b) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d) Affiliated issuer.

See accompanying notes to the Financial Statements.	3

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of			Contract	Net Unrealized
Contracts	Type	Expiration Date	Value	Appreciation

Sales

334	U.S. Treasury Note 10 Yr.	June 2005	$36,698,250	$376,470

Reverse repurchase agreements

Face Value	Description	Market Value

$143,463,322	Barclays Bank, 2.18%, dated 01/25/05, to be repurchased on demand by Barclays Bank, at face value, plus accrued interest.	$143,767,395

31,515,183	Barclays Bank, 2.48%, dated 02/11/05, to be repurchased on demand by Barclays Bank, at face value, plus accrued interest.	31,554,577
		$175,321,972

Average balance outstanding		$89,487,397
Average interest rate		1.68%
Maximum balance outstanding		$205,772,826
Average shares outstanding		52,191,871
Average balance per share outstanding		$1.71

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

4	See accompanying notes to the Financial Statements.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $767,229,665) (Note 2)	$773,104,781
Investments in affiliated issuers, at value (cost $107,958,219) (Notes 2 and 8)	107,770,562
Receivable for Fund shares sold	285,000
Interest receivable	2,757,421
Receivable for variation margin on open futures contracts (Note 2)	187,875
Receivable for expenses reimbursed by Manager (Note 3)	36,232

Total assets	884,141,871

Liabilities:
Payable for Fund shares repurchased	330,000
Payable to affiliate for (Note 3):
Management fee	54,749
Shareholder service fee	82,124
Trustees and Chief Compliance Officer fees	1,282
Payable for reverse repurchase agreements (Note 2)	175,321,972
Accrued expenses	126,815

Total liabilities	175,916,942
Net assets	$708,224,929

Net assets consist of:

Paid-in capital	$692,472,270
Distributions in excess of net investment income	(11,331)
Accumulated net realized gain	9,700,061
Net unrealized appreciation	6,063,929
$708,224,929

Net assets attributable to:
Class III shares	$708,224,929

Shares outstanding:
Class III	61,449,451

Net asset value per share:
Class III	$11.53

See accompanying notes to the Financial Statements.	5

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Interest	$27,166,882
Dividends from affiliated issuers (Note 8)	1,842,426

Total income	29,009,308

Expenses:
Management fee (Note 3)	619,418
Shareholder service fee (Note 3) - Class III	929,126
Custodian, fund accounting agent and transfer agent fees	213,834
Audit and tax fees	32,380
Legal fees	22,257
Trustees fees and related expenses (Note 3)	9,893
Registration fees	27,597
Interest expense (Note 2)	1,600,039
Miscellaneous	10,596
Total expenses	3,465,140
Fees and expenses reimbursed by Manager (Note 3)	(300,886)
Net expenses	3,164,254

Net investment income	25,845,054

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,008,403
Investments in affiliated issuers	204,380
Realized gains distributions from affiliated issuers (Note 8)	40,091
Closed futures contracts	(2,002,079)

Net realized gain	26,250,795

Change in net unrealized appreciation (depreciation) on:
Investments	(22,274,149)
Open futures contracts	380,939

Net unrealized loss	(21,893,210)

Net realized and unrealized gain	4,357,585

Net increase in net assets resulting from operations	$30,202,639

6	See accompanying notes to the Financial Statements.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$25,845,054	$12,354,926
Net realized gain	26,250,795	15,712,525
Change in net unrealized appreciation (depreciation)	(21,893,210)	3,037,454
Net increase in net assets from operations	30,202,639	31,104,905

Distributions to shareholders from:
Net investment income
Class III	(26,930,343)	(13,030,089)
Net realized gains
Class III	(27,466,011)	(6,880,959)

	(54,396,354)	(19,911,048)
Net share transactions (Note 7):
Class III	316,804,831	126,332,193

Total increase in net assets	292,611,116	137,526,050

Net assets:
Beginning of period	415,613,813	278,087,763
End of period (including distributions in excess of net investment income of $11,331 and $5,198, respectively)	$708,224,929	$415,613,813

See accompanying notes to the Financial Statements.	7

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Statement of Cash Flows For the Year ended February 28, 2005

Cash flows from operating activities:
Net investment income	$25,845,054
Net accretion	(10,273,721)
15,571,333

Investments purchased	(1,554,936,658)
Investments sold	1,105,969,675
Short Term investments, net	9,714,887
(439,252,096)

Realized gain distributions from affiliated issuers	40,091

Changes in assets and liabilities:
(Increase) decrease in interest receivable	(579,791)
(Increase) decrease in receivable for fund shares sold	88,222
(Increase) decrease in receivable for securities sold	8,434,005
(Increase) decrease in receivable for expenses reimbursed by Manager	12,481
Increase (decrease) in payable for Fund shares repurchased	(10,024,650)
Increase (decrease) in payable for securities purchased	(9,000,000)
Increase (decrease) in payable to affiliate for:
Management fee	21,938
Shareholder service fee	32,907
Increase (decrease) in payable for variation margin on open futures contracts	(226,372)
Increase (decrease) in accrued expenses and other liabilities	33,652
Net realized and unrealized loss on futures contracts	(1,621,140)

Net cash used for operating activities	(436,469,420)

Cash flows from financing activites*
Proceeds from shares sold	349,328,487
Shares redeemed	(84,288,918)
Cash Distributions paid	(2,631,092)
Increase (decrease) in payable for reverse repurchase agreements	174,060,943
Net cash provided (used in) financing activities	436,469,420

Net change in cash	—
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	—

*Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$51,765,262

8	See accompanying notes to the Financial Statements.

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001(a)
Net asset value, beginning of period	$12.02	$11.72	$10.81	$10.64	$9.72

Income from investment operations:
Net investment income	0.50 †	0.30	0.51	0.30	0.71 †
Net realized and unrealized gain (loss)	(0.05)	0.56	1.25	0.29	0.90

Total from investment operations	0.45	0.86	1.76	0.59	1.61

Less distributions to shareholders:
From net investment income	(0.45)	(0.33)	(0.56)	(0.37)	(0.69)
From net realized gains	(0.49)	(0.23)	(0.29)	(0.05)	—
Total distributions	(0.94)	(0.56)	(0.85)	(0.42)	(0.69)
Net asset value, end of period	$11.53	$12.02	$11.72	$10.81	$10.64
Total Return (b)	3.83%	7.54%	16.67%	5.66%	16.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$708,225	$415,614	$278,088	$149,274	$65,887
Net operating expenses to average daily net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Interest expense to average daily net assets (c)	0.26%	0.13%	0.15%	0.17%	0.37%
Total net expenses to average daily net assets (d)	0.51%	0.38%	0.40%	0.42%	0.62%
Net investment income to average daily net assets	4.17%	3.49%	4.55%	4.15%	6.87%
Portfolio turnover rate	161%	57%	75%	40%	32%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.06%	0.09%	0.11%

(a)

Effective March 1, 2000, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(d)	Net expenses exclude expenses incurred indirectly through investment in GMO Special Purpose Holding Fund and GMO Short-Duration Collateral Fund.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the Financial Statements.	9

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Inflation Indexed Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in government bonds that are indexed or otherwise “linked” to general measures of inflation in the country of issue (“inflation indexed bonds”).  The Fund’s benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index.

Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation.  Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

At February 28, 2005, less than 0.1% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) and 15.2% of the Fund was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued

10

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

at amortized cost, which approximates fair value. Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or an underlying fund in which it invests, are valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss.

11

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for the open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures or securities it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future or security transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a

12

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

result bears the market risk of an unfavorable change in the price of the future or security underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap

13

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses.  As of February 28, 2005, the Fund had entered into reverse repurchase agreements having a market value plus

14

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

accrued interest of $175,321,972, collateralized by securities with a market value of $177,116,370.  See the Schedule of Investments for a summary of open reverse repurchase agreements held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Statement of cash flows

The cash amounts shown in the Statement of Cash Flows are the amounts reported as cash in the Fund’s Statement of Assets and Liabilities and represent cash on hand at its custodian as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004 the tax basis of distributions paid was as follows: ordinary income - $30,834,668 and $14,694,499, respectively and long-term capital gains – $23,561,686 and $5,216,549, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $5,552,588 of undistributed ordinary income.

The Fund elected to defer to March 1, 2005 post-October capital losses of $1,056,226.

15

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$869,619,046	$12,964,101	$(1,707,804)	$11,256,297

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess Of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$1,079,156	$(1,756,386)	$677,230

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.   Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities is recorded as interest income.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee

16

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.10% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in GMO Special Purpose Holding Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
(0.004%)	0.005%	0.000%	<0.001%	0.001%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $5,870 and $286, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$1,436,527,961	$1,035,179,850
Investments (non-U.S. Government securities)	117,447,730	70,180,422

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

17

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 47.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares. One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.1% of the Fund was held by nineteen related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	29,549,567	$349,328,487	25,469,289	$297,845,772
Shares issued to shareholders in reinvestment of distributions	4,444,888	51,765,262	1,536,240	17,841,789
Shares repurchased	(7,123,847)	(84,288,918)	(16,146,233)	(189,355,368)
Net increase	26,870,608	$316,804,831	10,859,296	$126,332,193

18

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the securities of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$48,297,232	$109,835,577	$51,200,000	$1,459,964	$40,091	$107,322,039
GMO Special Purpose Holding Fund	11,526,447	382,462	10,935,523	382,462	—	448,523	*
Totals	$59,823,679	$110,218,039	$62,135,523	$1,842,426	$40,091	$107,770,562

* After effect of the return of capital distribution of $445,746 and $54,262 on June 10, 2004 and December 16, 2004, respectively.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2005

20

GMO Inflation Indexed Bond Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.63%	$1,000.00	$1,020.50	$3.16
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by the 365 days in the year.

21

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $23,561,686 from long-term capital gains.

22

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

23

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 –2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti–Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Balanced Asset Allocation Fund returned +11.1% for the fiscal year ended February 28, 2005, as compared to +7.4% for the Fund’s benchmark, the GMO Global Balanced Index (48.75% S&P 500 / 16.25% MSCI ACWI [All Country World Index] ex-U.S. Index / 35% Lehman Brothers U.S. Aggregate Bond Index).  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was fully exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was a positive, as the underlying GMO mutual funds outperformed their respective benchmarks by approximately 1.3%.

Asset allocation added 2.4%.  The Fund’s overweight to international small caps (the S&P/Citigroup EMI World ex-US Index rose 27.8%), emerging equities (the S&P/IFC Investable Composite Index rose 28.4%), and REITs (the Morgan Stanley REIT Index rose 16.6%) drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	60.3%
Debt Obligations	31.9
Short-Term Investment	8.2
Preferred Stocks	1.6
Mutual Funds - unaffiliated	0.6
Call Options Purchased	0.4
Loan Assignments	0.1
Loan Participations	0.1
Convertible Securities	0.0
Investment Funds	0.0
Options	0.0
Private Equity Securities	0.0
Promissory Notes	0.0
Rights And Warrants	0.0
Swaps	0.0
Forward Currency Contracts	(0.1)
Futures	(0.1)
Reverse Repurchase Agreements	(0.8)
Other Assets and Liabilities (net)	(2.2)
100.0%

*                 The table above incorporates aggregate indirect exposure associated in other Funds of GMO Trust (“underlying funds”).

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country/Region Summary*	% of Investments**
United States	59.7%
Euro Region***	15.9
United Kingdom	5.7
Australia	4.3
Canada	3.3
South Korea	2.8
Japan	2.2
Taiwan	1.7
Brazil	1.4
South Africa	1.0
Sweden	0.8
Mexico	0.7
Hong Kong	0.5
Norway	0.5
China	0.3
India	0.3
Indonesia	0.3
Malaysia	0.3
Singapore	0.3
Turkey	0.3
Denmark	0.2
Argentina	0.1
Chile	0.1
Egypt	0.1
Philippines	0.1
Poland	0.1
Russia	0.1
Thailand	0.1
Switzerland	(3.7)
Other	0.5
100.0%

*                 The table above incorporates aggregate indirect exposure associated in other Funds of GMO Trust (“underlying funds”).

**          The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***   The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,212,805	GMO Alpha Only Fund, Class III *	32,963,379
12,302,309	GMO Core Plus Bond Fund, Class III	127,328,898
7,495,096	GMO Currency Hedged International Bond Fund, Class III	71,877,970
5,393,383	GMO Currency Hedged International Equity Fund, Class III *	45,196,546
10,399,404	GMO Domestic Bond Fund, Class III	102,330,133
716,684	GMO Emerging Countries Fund, Class III	11,466,947
848,926	GMO Emerging Country Debt Fund, Class IV	9,414,586
4,446,233	GMO Emerging Markets Fund, Class VI	84,567,353
2,460,087	GMO Inflation Indexed Bond Fund, Class III	28,364,806
2,053,428	GMO International Bond Fund, Class III	21,786,870
3,205,833	GMO International Growth Fund, Class III	87,262,780
2,957,811	GMO International Intrinsic Value Fund, Class IV	86,427,234
1,069,748	GMO International Small Companies Fund, Class III	19,084,299
1,559,885	GMO Real Estate Fund, Class III	22,680,730
358,676	GMO Short—Duration Investment Fund, Class III	3,145,592
13,686,086	GMO U.S. Core Fund, Class VI	195,163,591
4,013,374	GMO U.S. Quality Equity Fund, Class IV	80,387,878
86,662	GMO Value Fund, Class III	857,087

	TOTAL MUTUAL FUNDS (COST $920,920,707)	1,030,306,679

See accompanying notes to the financial statements.	3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT—TERM INVESTMENT — 0.0%

	Repurchase Agreement — 0.0%
17,613	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $17,614 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05 and market value, including accrued interest of $17,967.	17,613

	TOTAL SHORT-TERM INVESTMENT (COST $17,613)	17,613

	TOTAL INVESTMENTS — 100.0%
	(Cost $920,938,320)	1,030,324,292

	Other Assets and Liabilities (net) — 0.0%	(86,359)

	TOTAL NET ASSETS — 100.0%	$1,030,237,933

	Notes to Schedule of Investments:

	* Non-income producing security.

4	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in affiliated issuers, at value (cost $920,920,707) (Notes 2 and 8)	$1,030,306,679
Investments in unaffiliated issuers, at value (cost $17,613) (Note 2)	17,613
Receivable for expenses reimbursed by Manager (Note 3)	39,564

Total assets	1,030,363,856

Liabilities:
Payable for Fund shares repurchased	5,093
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	1,754
Accrued expenses	119,076

Total liabilities	125,923
Net assets	$1,030,237,933

Net assets consist of:
Paid-in capital	$901,995,209
Accumulated undistributed net investment income	1,061,860
Accumulated net realized gain	17,794,892
Net unrealized appreciation	109,385,972
$1,030,237,933

Net assets attributable to:
Class III shares	$1,030,237,933

Shares outstanding:
Class III	90,969,456

Net asset value per share:
Class III	$11.33

See accompanying notes to the financial statements.	5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$17,659,858
Interest	17,318

Total income	17,677,176

Expenses:
Custodian, fund accounting agent and transfer agent fees	52,256
Audit and tax fees	21,311
Legal fees	25,124
Trustees fees and related expenses (Note 3)	12,249
Registration fees	60,640
Miscellaneous	17,937
Total expenses	189,517
Fees and expenses reimbursed by Manager (Note 3)	(174,141)
Net expenses	15,376

Net investment income	17,661,800

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	19,814,700
Realized gain distributions from affiliated issuers (Note 8)	19,916,526

Net realized gain on investments	39,731,226

Change in net unrealized appreciation (depreciation) on investments	40,552,791

Net realized and unrealized gain	80,284,017

Net increase in net assets resulting from operations	$97,945,817

6	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$17,661,800	$7,318,487
Net realized gain	39,731,226	10,028,331
Change in net unrealized appreciation (depreciation)	40,552,791	87,757,076

Net increase in net assets from operations	97,945,817	105,103,894

Distributions to shareholders from:
Net investment income
Class III	(24,420,472)	(9,122,583)
Net realized gains
Class III	(20,083,566)	(832,307)

	(44,504,038)	(9,954,890)
Net share transactions (Note 7):
Class III	522,541,342	54,273,484

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	447,679	240,006

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	522,989,021	54,513,490
Total increase in net assets	576,430,800	149,662,494

Net assets:
Beginning of period	453,807,133	304,144,639
End of period (accumulated undistributed net investment income of $1,061,860 and $2,377,363, respectively)	$1,030,237,933	$453,807,133

See accompanying notes to the financial statements.	7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003		2002		2001
Net asset value, beginning of period	$10.74		$8.13		$8.64		$8.99		$8.96

Income from investment operations:
Net investment income (a)	0.27	†	0.18		0.20		0.23		0.21
Net realized and unrealized gain (loss)	0.90		2.68		(0.28)		(0.20)		0.18

Total from investment operations	1.17		2.86		(0.08)		0.03		0.39

Less distributions to shareholders:
From net investment income	(0.32)		(0.23)		(0.43)		(0.38)		(0.36)
From net realized gains	(0.26)		(0.02)		—		—		—

Total distributions	(0.58)		(0.25)		(0.43)		(0.38)		(0.36)
Net asset value, end of period	$11.33		$10.74		$8.13		$8.64		$8.99
Total Return (b)	11.07	%(c)	35.53	%(c)	(1.06)%		0.49%		4.29%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,030,238		$453,807		$304,145		$7,318		$11,021
Net expenses to average daily net assets (d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income to average daily net assets (a)	2.53%		2.19%		4.01%		2.66%		2.31%
Portfolio turnover rate	10%		59%		61%		25%		12%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.05%		0.31%		0.20%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.01		$0.01		—		—		—

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(e)	Net expenses to average daily net assets was less than 0.01%.
†	Computed using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Global Balanced Asset Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” and makes investments in other funds of the Trust (“underlying funds”). The Fund seeks total return greater than the return of the GMO Global Balanced Index through investments to varying extent in the underlying funds. The GMO Global Balanced Index is a composite benchmark computed by GMO consisting of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor’s Corporation); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International);  (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher by Moody’s Investors Service, Standard & Poor’s or Fitch IBCA, Inc.) in the following proportions:  48.75% (S&P 500), 16.25% (MSCI ACWI), and 35% (Lehman Brothers).  The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains, and interest. The Fund pursues its objective by investing in the least expensive class of underlying domestic equity, international equity, and fixed income funds of the Trust that is currently operational.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying funds are valued at their net asset value as reported on each business day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Foreign equity securities held by certain

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

underlying funds in which the Fund invests are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.   During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $31,726,069 and $9,145,803, respectively, and long-term capital gains - $12,777,969 and $809,087, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $1,061,860 and $18,113,125 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax distributable earnings are primarily due to losses on wash sale transactions.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $1,914 and $1,276 expiring in 2008 and 2010, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$921,253,363	$110,947,474	$(1,876,545)	$109,070,929

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$5,443,169	$(5,443,169)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.  Non-cash dividends, if any, are recorded at fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

Effective June 30, 2003, the Fund began to charge purchase premiums and redemption fees on Fund shares.  The premiums on cash purchases and fees on redemptions of Fund shares are each 0.09% of the amount invested or redeemed.  The redemption fee is only applicable to shares purchased on or after June 30, 2003. The Fund’s purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested.  The level of purchase premium and redemption fee for the Fund will be adjusted approximately annually to account for changes in the Fund’s investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund).  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004, the Fund received $444,839 and $240,006 in purchase premiums and $2,840 and $0 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities.  There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

3.              Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds.  The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and  independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and expenses indirectly incurred by investments in the underlying funds).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.314%	0.082%	0.117%	0.010%	0.523%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $6,998 and $410, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $588,466,043 and $72,346,435, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.              Principal shareholders and related parties

At February 28, 2005, 23.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.3% of the Fund was held by eleven related parties comprised of certain GMO employee accounts.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	47,326,709	$506,574,167	22,027,764	$208,908,510
Shares issued to shareholders in reinvestment of distributions	3,584,010	39,497,603	920,581	9,063,874
Shares repurchased	(2,189,911)	(23,530,428)	(18,122,281)	(163,698,900)
Purchase premiums and redemption fees	—	447,679	—	240,006
Net increase	48,720,808	$522,989,021	4,826,064	$ 54,513,490

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

	Value,				Realized
	Beginning of		Sales	Dividend	Gain	Value, end
Affiliate	Period	Purchases	Proceeds	Income	Distributions	of period
GMO Alpha Only Fund, Class III (formerly GMO Global Hedged Equity Fund)	$12,805,633	$19,686,000	$171,556	$—	$—	$32,963,379
GMO Core Plus Bond Fund, Class III	46,657,470	82,156,149	916,108	2,476,137	1,935,811	127,328,898
GMO Currency Hedged International Bond Fund, Class III	22,411,638	47,839,470	1,129,762	1,022,211	—	71,877,970
GMO Currency Hedged International Equity Fund, Class III	19,742,605	23,039,000	2,715,295	—	—	45,196,546
GMO Domestic Bond Fund, Class III	48,435,265	59,307,739	3,267,552	1,451,741	2,371,997	102,330,133
GMO Emerging Countries Fund, Class III	9,013,093	1,695,547	115,494	197,846	1,497,702	11,466,947
GMO Emerging Country Debt Fund, Class IV	7,360,504	3,662,366	2,291,929	932,155	230,210	9,414,586
GMO Emerging Markets Fund, Class VI	32,637,970	41,468,656	4,957,497	1,193,122	4,571,909	84,567,353
GMO Inflation Indexed Bond Fund, Class III	14,851,360	15,688,299	1,265,467	1,135,974	891,324	28,364,806
GMO International Bond Fund, Class III	8,237,711	13,966,340	612,871	1,348,016	95,323	21,786,870
GMO International Growth Fund, Class III	26,174,638	53,235,175	4,419,842	930,974	1,166,201	87,262,780
GMO International Intrinsic Value Fund, Class IV	34,361,076	46,091,984	7,571,714	1,939,387	135,034	86,427,234

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

	Value,				Realized
	Beginning of		Sales	Dividend	Gain	Value, end
Affiliate	Period	Purchases	Proceeds	Income	Distributions	of period
GMO International Small Companies Fund, Class III	$30,732,747	$6,841,218	$19,087,925	$647,969	$3,343,249	$19,084,299
GMO Real Estate Fund, Class III	15,601,759	14,453,329	7,465,942	1,569,171	2,164,160	22,680,730
GMO Short-Duration Investment Fund, Class III	3,108,433	69,314	39,548	69,314	—	3,145,592
GMO Small Cap Value Fund, Class III	10,453,279	1,555,399	10,136,990	41,794	1,513,606	—
GMO U.S. Core Fund, Class VI	84,713,205	103,315,010	5,308,663	1,870,998	—	195,163,591
GMO U.S. Quality Equity Fund, Class IV	25,410,750	54,178,796	358,456	816,798	—	80,387,878
GMO Value Fund, Class III	1,110,443	216,252	513,824	16,251	—	857,087
Totals	$453,819,579	$588,466,043	$72,346,435	$17,659,858	$19,916,526	$1,030,306,679

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

17

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.53%	$1,000.00	$1,115.00	$2.78
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66

*  Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, and divided by 365 days in the year.

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $12,777,969 from long-term capital gains.

For taxable, non-corporate shareholders, 20.48% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 9.09% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

19

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

20

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global (U.S.+) Equity Allocation Fund returned +13.7% for the fiscal year ended February 28, 2005, as compared to +10.1% for the Fund’s benchmark, the GMO Global Equity Index (75% S&P 500 / 25% MSCI ACWI [All Country World Index] ex-U.S. Index).  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was fully exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was positive, as the underlying GMO mutual funds outperformed their respective benchmarks by approximately 1.8%.

Asset allocation added 1.8%.  The Fund’s overweight to international small caps (the S&P/Citigroup EMI World ex-US Index rose 27.8%), emerging equities (the S&P/IFC Investable Composite Index rose 28.4%), and REITs (the Morgan Stanley REIT Index rose 16.6%) drove the outperformance.

The GMO Global (U.S.+) Equity Allocation Fund is currently capacity constrained.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	90.5%
Short-Term Investment	5.2
Debt Obligations	3.4
Preferred Stocks	1.8
Loan Participations	0.1
Mutual Funds	0.1
Private Equity Securities	0.1
Promissory Notes	0.1
Reverse Repurchase Agreements	(0.3)
Other Assets and Liabilities (net)	(1.0)
100.0%

*   The table above incorporates indirect aggregate exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country/Region Summary*	% of Investments**
United States	52.5%
United Kingdom	8.0
Japan	7.6
South Korea	3.3
Netherlands	2.8
Germany	2.2
France	2.1
Taiwan	2.0
Italy	1.9
Brazil	1.7
Australia	1.6
Belgium	1.4
Canada	1.4
South Africa	1.2
Spain	1.2
Sweden	1.0
Switzerland	0.8
Austria	0.7
Hong Kong	0.7
Mexico	0.7
Norway	0.7
Finland	0.5
China	0.4
Ireland	0.4
Malaysia	0.4
Singapore	0.4
Turkey	0.4
Denmark	0.3
India	0.3
Indonesia	0.3
Argentina	0.1
Egypt	0.1
Philippines	0.1
Russia	0.1
Thailand	0.1
Other	0.6
100.0%

* The tables above incorporate indirect aggregate exposure associated with investments in other funds of GMO Trust (“underlying funds”).

** The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

2

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
415,320	GMO Alpha Only Fund, Class III *	4,261,184
716,017	GMO Currency Hedged International Bond Fund, Class III	6,866,604
1,671,127	GMO Currency Hedged International Equity Fund, Class III *	14,004,042
322,341	GMO Emerging Countries Fund, Class III	5,157,459
241,772	GMO Emerging Country Debt Fund, Class IV	2,681,246
1,800,294	GMO Emerging Markets Fund, Class VI	34,241,582
6,783	GMO Growth Fund, Class III	123,851
235,279	GMO Inflation Indexed Bond Fund, Class III	2,712,770
1,715,803	GMO International Growth Fund, Class III	46,704,145
1,591,659	GMO International Intrinsic Value Fund, Class IV	46,508,288
474,144	GMO International Small Companies Fund, Class III	8,458,729
494,860	GMO Real Estate Fund, Class III	7,195,261
16,814	GMO Short-Duration Investment Fund, Class III	147,457
9,114,698	GMO U.S. Core Fund, Class VI	129,975,587
1,296,375	GMO U.S. Quality Equity Fund, Class IV	25,966,395
83,391	GMO Value Fund, Class III	824,736
		335,829,336

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC *	1,355

	TOTAL AFFILIATED ISSUERS (COST $279,896,164)	335,830,691

See accompanying notes to the financial statements.	3

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 0.0%

	Repurchase Agreement — 0.0%
9,662	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $9,662, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $9,856.	9,662

	TOTAL SHORT-TERM INVESTMENT (COST $9,662)	9,662

	TOTAL INVESTMENTS — 100.0%
	(Cost $279,905,826)	335,840,353

	Other Assets and Liabilities (net) — 0.0%	(20,963)

	TOTAL NET ASSETS — 100.0%	$335,819,390

Notes to Schedule of Investments:

* Non-income producing security.

4	See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in affiliated issuers, at value (cost $279,896,164) (Notes 2 and 8)	$335,830,691
Investments in unaffiliated issuers, at value (cost $9,662) (Note 2)	9,662
Receivable for expenses reimbursed by Manager (Note 3)	14,644

Total assets	335,854,997

Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	571
Accrued expenses	35,036

Total liabilities	35,607
Net assets	$335,819,390

Net assets consist of:
Paid-in capital	$274,248,191
Accumulated net realized gain	5,636,672
Net unrealized appreciation	55,934,527
$335,819,390

Net assets attributable to:
Class III shares	$335,819,390

Shares outstanding:
Class III	28,866,940

Net asset value per share:
Class III	$11.63

See accompanying notes to the financial statements.	5

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$5,510,435
Interest	2,675

Total income	5,513,110

Expenses:
Custodian, fund accounting agent and transfer agent fees	32,477
Audit and tax fees	18,441
Legal fees	8,187
Trustees fees and related expenses (Note 3)	44,205
Registration fees	12,078
Miscellaneous	6,210
Total expenses	121,598
Fees and expenses reimbursed by Manager (Note 3)	(116,367)
Net expenses	5,231

Net investment income	5,507,879

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	8,507,846
Realized gains distributions from affiliated issuers (Note 8)	7,688,957

Net realized gain on investments	16,196,803

Change in net unrealized appreciation (depreciation) on investments	19,014,524

Net realized and unrealized gain	35,211,327

Net increase in net assets resulting from operations	$40,719,206

6	See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$5,507,879	$2,991,729
Net realized gain	16,196,803	7,546,095
Change in net unrealized appreciation (depreciation)	19,014,524	48,547,085

Net increase in net assets from operations	40,719,206	59,084,909

Distributions to shareholders from:
Net investment income
Class III	(7,147,138)	(3,981,084)
Net realized gains
Class III	(10,998,619)	(2,513,352)

	(18,145,757)	(6,494,436)
Net share transactions (Note 7):
Class III	90,283,380	90,408,502

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	106,660	120,648

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	90,390,040	90,529,150

Total increase in net assets	112,963,489	143,119,623

Net assets:
Beginning of period	222,855,901	79,736,278
End of period	$335,819,390	$222,855,901

See accompanying notes to the financial statements.	7

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003		2002		2001
Net asset value, beginning of period	$10.86		$7.51		$8.66		$8.92		$9.49

Income from investment operations:
Net investment income (a)	0.23	†	0.14		0.15		0.23		0.24
Net realized and unrealized gain (loss)	1.23		3.55		(1.07)		(0.14)		0.39

Total from investment operations	1.46		3.69		(0.92)		0.09		0.63

Less distributions to shareholders:
From net investment income	(0.27)		(0.21)		(0.23)		(0.13)		(0.51)
From net realized gains	(0.42)		(0.13)		—		(0.22)		(0.69)

Total distributions	(0.69)		(0.34)		(0.23)		(0.35)		(1.20)

Net asset value, end of period	$11.63		$10.86		$7.51		$8.66		$8.92
Total Return (b)	13.70	%(c)	49.63	%(c)	(10.84)%		1.12%		6.57%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$335,819		$222,856		$79,736		$40,124		$42,776
Net expenses to average daily net assets (d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income to average daily net assets (a)	2.11%		1.99%		3.06%		2.73%		2.56%
Portfolio turnover rate	17%		73%		30%		13%		19%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%		0.07%		0.07%		0.07%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.00	(f)	$0.01		—		—		—

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.
(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(e)	Net expenses to average daily net assets was less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Computed using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Global (U.S.+) Equity Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” and makes investments in other funds of the Trust (“underlying funds”) and GMO SPV I, LLC.  The Fund seeks total return greater than that of the GMO Global Equity Index through investments to varying extents in underlying funds of the Trust.  The GMO Global Equity Index, a composite index computed by the Manager, consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index).   The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying funds are valued at their net asset value as reported on each business day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Foreign equity securities held by certain underlying funds in which the Fund invests are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the

9

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Trustees or other persons acting at their direction.  As of February 28, 2005, the total value of these securities, held in underlying funds, represented less than 0.01% of net assets.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows:  ordinary income - $11,543,007 and $6,221,558, respectively, and from long-term capital gains - $6,602,750 and $272,878, respectively.

10

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the components of distributable earnings on a tax basis consisted of $5,813,839 of undistributed long-term capital gains.  These temporary differences between book and tax basis distributable earnings are primarily due to wash sale transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$280,082,995	$55,806,449	$(49,091)	$55,757,358

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in computation of distributable income and capital gains under U.S. federal tax rules versus U.S, GAAP.  The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,639,259	$(1,639,259)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

11

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Purchase and redemption of Fund shares

Effective June 30, 2003, the Fund began to charge purchase premiums and redemption fees on Fund shares. The premium on cash purchases of Fund shares is 0.15% of the amount invested.  In the case of cash redemptions, which applies to shares acquired on or after June 30, 2003, the fee is 0.14% of the amount redeemed. The Fund’s purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested.  The level of purchase premium and redemption fee for the Fund will be adjusted approximately annually to account for changes in the Fund’s investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004, the Fund received $105,459 and $119,831 in purchase premiums and $1,201 and $817 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities.  There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

3.     Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds.  The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying funds).

12

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.405%	0.073%	0.092%	0.004%	0.574%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $4,366 and $133, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $130,014,102 and $44,574,081, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholders and related party

At February 28, 2005, 39.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by one related party comprised of a GMO employee account.

13

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	7,760,948	$83,476,617	9,966,233	$90,802,386
Shares issued to shareholders in reinvestment of distributions	1,354,357	15,196,295	486,125	4,942,065
Shares repurchased	(777,061)	(8,389,532)	(540,674)	(5,335,949)
Purchase premiums and redemption fees	—	106,660	—	120,648
Net increase	8,338,244	$90,390,040	9,911,684	$90,529,150

14

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.    Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Alpha Only Fund, Class III (formerly GMO Global Hedged Equity Fund)	$2,949,824	$1,209,302	$263	$—	$—	$4,261,184
GMO Currency Hedged International Bond Fund, Class III	—	6,733,921	—	93,921	—	6,866,604
GMO Currency Hedged International Equity Fund, Class III	6,912,619	5,569,004	624	—	—	14,004,042
GMO Emerging Countries Fund, Class III	3,990,530	774,163	362	88,981	673,457	5,157,459
GMO Emerging Country Debt Fund, Class IV	5,198,822	1,056,849	3,990,463	349,431	89,371	2,681,246
GMO Emerging Markets Fund, Class VI	30,519,082	7,730,570	9,196,361	533,205	1,920,140	34,241,582
GMO Growth Fund, Class III	122,313	6,288	11	938	4,963	123,851
GMO Inflation Indexed Bond Fund, Class III	1,939,255	920,824	50,172	106,993	105,537	2,712,770
GMO International Growth Fund, Class III	18,288,002	23,170,439	701,628	499,874	642,700	46,704,145
GMO International Intrinsic Value Fund, Class IV	22,594,881	17,867,669	1,023,013	1,016,054	69,727	46,508,288
GMO International Small Companies Fund, Class III	17,155,051	2,110,280	11,008,858	251,614	1,372,551	8,458,729
GMO Real Estate Fund, Class III	10,007,887	3,934,536	6,450,912	804,364	1,092,445	7,195,261
GMO Short-Duration Investment Fund, Class III	143,423	3,706	13	3,244	—	147,457
GMO Small Cap Value Fund, Class III	9,718,278	1,766,990	9,414,884	48,926	1,718,066	—
GMO U.S. Core Fund, ClassVI	79,309,935	44,345,877	2,210,405	1,417,514	—	129,975,587
GMO U.S. Quality Equity Fund, Class IV	12,755,200	12,791,168	—	276,932	—	25,966,395
GMO SPV I, LLC	2,102	—	—	—	—	1,355	*
GMO Value Fund, Class III	1,262,676	22,516	526,112	18,444	—	824,736
Totals	$222,869,880	$130,014,102	$44,574,081	$5,510,435	$7,688,957	$335,830,691

*                 After effect of the return on capital distribution of $1,408 and $172 on June 9, 2004 and December 15, 2004, respectively.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global (U.S.+) Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

16

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.57%	$1,000.00	$1,157.20	$3.05
2) Hypothetical	0.57%	$1,000.00	$1,021.97	$2.86

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $6,602,750 from long-term capital gains.

For taxable, non-corporate shareholders, 31.94% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 17.16% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

18

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO Small Cap Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Small Cap Value Fund returned +15.0% for the fiscal year ended February 28, 2005, as compared to +14.5% for the Russell 2500 Value Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Sector selection detracted from relative performance for the period.  Detractors included underweight positions in oil & gas and primary process industry, and an overweight position in automotive. An underweight position in technology and overweight position in construction benefited the portfolio.

Stock selection within sectors contributed to the Fund’s overall performance.  Selection within health care was very robust, as was the case with construction stocks.  Meanwhile, selections in automotive and transportation securities underperformed for the period.  The portfolio benefited from its positions in Toll Brothers Inc. and Abercrombie & Fitch, while overweight positions in Dana Corp. and Lear Corp. hindered performance.

For the fiscal year, the Fund’s valuation stock selection strategies added value, while the momentum selection tool detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	96.8%
Short-Term Investments	8.5
Mutual Funds	0.4
Futures	0.0
Other Assets and Liabilities (net)	(5.7)
100.0%

Industry Sector Summary	% of Investments*
Financial	21.2%
Construction	17.5
Retail Stores	10.0
Services	7.3
Health Care	6.6
Consumer Goods	6.2
Technology	6.0
Utility	6.0
Manufacturing	4.7
Automotive	3.7
Primary Process Industry	3.1
Oil & Gas	2.8
Food & Beverage	1.6
Machinery	1.3
Transportation	1.2
Metals & Mining	0.8
100.0%

*     The table excludes short-term investments.

1

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 96.8%

	Automotive — 3.5%
900	Aftermarket Technology Corp. *	13,059
12,600	American Axle & Manufacturing Holdings, Inc.	332,892
18,850	ArvinMeritor, Inc.	317,811
5,800	BorgWarner, Inc.	305,950
3,100	Cooper Tire & Rubber Co.	59,985
37,000	Dana Corp.	533,540
9,500	Dura Automotive Systems, Inc. *	68,875
17,300	Goodyear Tire & Rubber Co. (The) *(a)	250,158
11,900	Lear Corp.	620,585
700	Modine Manufacturing Co.	22,785
1,100	Oshkosh Truck Corp.	82,115
3,700	Superior Industries International, Inc. (a)	97,976
4,300	Tenneco Automotive, Inc. *	65,317
9,700	Visteon Corp.	65,087
		2,836,135

	Construction — 16.9%
2,500	American Mortgage Acceptance Corp. REIT	42,200
6,390	American Woodmark Corp.	235,216
38,500	Annaly Mortgage Management, Inc. REIT (a)	737,275
19,100	Anthracite Capital, Inc. REIT	228,054
33,200	Anworth Mortgage Asset Corp. REIT	321,376
8,900	Apartment Investment & Management Co.	340,514
6,300	Arden Realty, Inc. REIT	216,405
8,000	AvalonBay Communities, Inc. REIT	556,000
2,000	Beazer Homes USA, Inc.	343,840
6,200	BRE Properties, Inc.	243,040
1,000	Camden Property Trust REIT	46,400
13,451	Capstead Mortgage Corp. REIT	127,246
2,000	CBL & Associates Properties, Inc. REIT	149,020
3,900	Centerpoint Properties Corp.	170,664
500	Crescent Real Estate Equities Co. REIT	8,150
100	CRIIMI MAE, Inc. REIT *	1,979
3,300	Emcor Group, Inc. *	159,159
1,700	FelCor Lodging Trust, Inc. REIT *	21,318

2	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Construction — continued
4,400	First Industrial Realty Trust, Inc. REIT	182,996
3,600	Fluor Corp.	225,900
600	Getty Realty Corp.	16,098
1,900	Heritage Property Investment Trust	58,235
5,600	Hovnanian Enterprises, Inc. *	308,000
5,500	Innkeepers USA Trust REIT	73,425
4,100	Jacobs Engineering Group, Inc. *	229,518
6,200	KB Home	773,760
3,640	Kilroy Realty Corp. REIT	153,644
15,858	Lafarge North America, Inc.	974,316
2,600	Liberty Property Trust REIT	107,796
4,900	M/I Schottenstein Homes, Inc.	275,870
7,324	MDC Holdings, Inc.	583,137
35,500	Meristar Hospitality Corp. REIT *	260,570
3,800	Meritage Homes Corp. *	278,274
51,966	MFA Mortgage Investments, Inc. REIT	439,113
1,700	National Health Investors, Inc. REIT	44,166
3,700	New Century Financial Corp. REIT (a)	187,664
6,200	New Plan Excel Realty Trust	162,192
1,000	NVR, Inc. *	792,250
3,500	Pan Pacific Retail Property, Inc.	203,525
4,300	Post Properties, Inc. REIT	138,675
3,500	Regency Centers Corp. REIT	178,500
6,600	Ryland Group, Inc.	459,030
1,000	Simpson Manufacturing Co., Inc.	34,530
3,800	Standard-Pacific Corp.	304,000
1,010	Sun Communities, Inc. REIT	35,390
1,840	Taubman Centers, Inc. REIT	52,734
1,300	Texas Industries, Inc.	86,710
9,000	Thornburg Mortgage, Inc. REIT (a)	258,030
13,100	Toll Brothers, Inc. *	1,153,455
40	United Mobile Homes, Inc.	600
6,200	Universal Forest Products, Inc.	242,730
4,200	USG Corp. *(a)	132,678
1,000	Washington Real Estate Investment Trust	29,200
4,600	York International Corp.	177,882
		13,562,449

See accompanying notes to the financial statements.	3

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Consumer Goods — 6.0%
4,000	Action Performance Cos., Inc. (a)	58,080
8,900	Blyth, Inc.	282,931
4,304	Brunswick Corp.	200,739
7,200	Callaway Golf Co.	96,624
5,500	Columbia Sportswear Co. *	308,275
5,700	Ethan Allen Interiors, Inc.	200,298
12,275	Fossil, Inc. *	316,695
9,890	Furniture Brands International, Inc.	229,745
3,300	Genesco, Inc. *	97,251
3,681	Genlyte Group, Inc. *	330,627
6,500	Liz Claiborne, Inc.	274,950
9,700	Maytag Corp.	147,828
5,700	Multimedia Games, Inc. *(a)	56,943
3,600	Polaris Industries, Inc.	251,244
10,000	Reynolds American, Inc.	819,500
1,900	Skechers U.S.A., Inc.-Class A *	29,032
900	Stanley Furniture Co., Inc.	42,183
8,546	Steven Madden, Ltd. *	159,639
3,200	Timberland Co.-Class A *	222,848
6,900	Tupperware Corp.	141,381
7,300	Universal Corp.	366,460
3,450	Wolverine World Wide, Inc.	76,762
2,089	Yankee Candle Co., Inc. *	64,675
		4,774,710

	Financial — 20.6%
1,300	Allmerica Financial Corp. *	46,540
400	Amerco, Inc.	17,844
22,000	American Financial Group, Inc.	670,780
1,300	AmeriCredit Corp. *	30,628
6,600	AMERIGROUP Corp. *	263,076
10,500	AmerUs Group Co.	505,365
7,700	Arthur J. Gallagher & Co.	229,922
6,200	Associated Banc Corp.	198,772
5,700	Astoria Financial Corp.	214,206
1,900	Berkley (WR Corp.)	97,584

4	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
1,200	BOK Financial Corp. *	48,684
10,600	Brown & Brown, Inc.	491,840
4,000	Central Pacific Financial Corp.	143,200
300	Ceres Group, Inc. *	1,608
1,200	City National Corp.	82,140
8,200	Colonial BancGroup (The), Inc.	167,034
700	Columbia Banking Systems, Inc.	16,660
8,700	Commerce Group, Inc.	593,253
7,800	Commercial Federal Corp.	213,174
2,600	Cullen/Frost Bankers, Inc.	120,848
7,498	Delphi Financial Group, Inc.-Class A	334,261
5,100	Downey Financial Corp.	319,515
6,400	Erie Indemnity Co.-Class A	328,512
800	Federated Investors, Inc.-Class B	23,632
24,316	First American Corp.	888,750
1,300	First Citizens BancShares, Inc.-Class A	192,127
3,700	FirstFed Financial Corp. *	189,070
4,500	FirstMerit Corp.	117,135
8,400	Flagstar Bancorp, Inc.	172,620
9,500	Fremont General Corp. (a)	238,830
1,100	GATX Corp.	32,978
3,600	Greater Bay Bancorp	91,188
4,900	HCC Insurance Holdings, Inc.	183,750
3,100	Hibernia Corp.-Class A	79,577
1,100	Horace Mann Educators Corp.	20,636
80,611	IMPAC Mortgage Holdings, Inc. REIT	1,551,762
4,100	Irwin Financial Corp.	93,152
6,573	Kansas City Life Insurance Co.	313,861
4,800	Landamerica Financial Group, Inc.	262,752
2,100	MAF Bancorp, Inc.	91,539
300	Markel Corp. *	107,250
1,800	Mercury General Corp.	98,748
2,900	Nationwide Financial Services, Inc.-Class A	106,720
20,957	Novastar Financial, Inc. REIT (a)	745,860
4,400	Ohio Casualty Corp. *	106,172
2,895	Old National Bancorp	59,869

See accompanying notes to the financial statements.	5

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
6,600	People’s Bank	252,120
4,000	PMA Capital Corp. *	36,200
17,210	PMI Group (The), Inc.	692,702
2,400	Pre-Paid Legal Services, Inc. *(a)	84,000
21,100	Protective Life Corp.	843,156
5,900	Providian Financial Corp. *	101,185
3,900	Redwood Trust, Inc. REIT	222,066
13,400	Reinsurance Group of America, Inc.	611,710
2,900	Ryder System, Inc.	123,134
2,000	Selective Insurance Group, Inc.	92,020
3,600	StanCorp Financial Group, Inc.	313,524
7,700	Stewart Information Services Corp.	307,923
2,900	Student Loan Corp.	572,170
3,770	TCF Financial Corp.	104,240
5,600	Triad Guaranty, Inc. *	294,168
5,300	UICI	145,326
1,300	United Fire & Casualty Co.	41,301
2,800	Unitrin, Inc.	131,264
10,027	Washington Federal, Inc.	238,141
2,900	Webster Financial Corp.	127,020
1,500	WellChoice, Inc. *	77,475
1,300	Whitney Holding Corp.	57,590
1,600	Zenith National Insurance Corp.	81,008
		16,452,867

	Food & Beverage — 1.5%
4,550	Corn Products International, Inc.	127,263
900	Molson Coors Brewing Co.-Class B	62,577
5,500	PepsiAmericas, Inc.	125,125
2,450	Sanderson Farms, Inc.	109,932
460	Seaboard Corp.	492,200
2,600	Sensient Technologies Corp.	56,784
14,600	Tyson Foods, Inc.-Class A	248,492
		1,222,373

6	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — 6.4%
1,700	Bausch & Lomb, Inc.	120,343
7,300	Beverly Enterprises, Inc. *	87,600
504	Cooper Cos., Inc.	41,504
1,019	Coventry Health Care, Inc. *	64,299
5,600	DENTSPLY International, Inc.	307,832
2,600	Enzon Pharmaceuticals, Inc. *	27,950
3,000	Gentiva Health Services, Inc. *	50,520
2,100	Haemonetics Corp. *	87,108
9,700	Health Net, Inc. *	290,030
700	Healthcare Services Group, Inc.	16,093
10,100	Healthsouth Corp. *	57,469
21,800	Humana, Inc. *	725,286
1,900	ICU Medical, Inc. *(a)	58,178
1,300	Invacare Corp.	61,256
13,700	Lincare Holdings, Inc. *	555,946
4,600	MIM Corp. *	31,694
4,200	Odyssey HealthCare, Inc. *	47,250
7,600	Owens & Minor, Inc.	212,116
9,400	Pacificare Health Systems, Inc. *	596,712
3,800	Patterson Cos., Inc. *	188,556
4,500	Perrigo Co.	79,065
5,100	Pharmaceutical Product Development, Inc. *	217,515
7,000	PolyMedica Corp.	241,010
1,900	Priority Healthcare Corp.-Class B *	43,472
4,300	RehabCare Group, Inc. *	123,410
9,850	Renal Care Group, Inc. *	388,090
10,100	Res-Care, Inc. *	138,269
1,600	Techne Corp. *	54,544
4,780	Universal Health Services, Inc.-Class B	225,616
		5,138,733

	Machinery — 1.2%
1,600	Cummins, Inc.	117,456
1,500	Flowserve Corp. *	37,485
1,500	Lone Star Technologies, Inc. *	67,965

See accompanying notes to the financial statements.	7

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Machinery — continued
2,300	NACCO Industries, Inc.-Class A	255,760
4,400	National-Oilwell, Inc. *	199,496
2,300	Oceaneering International, Inc. *	91,770
4,900	Oil States International, Inc. *	103,096
900	RPC, Inc.	23,490
1,600	Stewart & Stevenson Services Corp.	34,272
2,400	Veritas DGC, Inc. *	65,088
		995,878

	Manufacturing — 4.5%
800	AptarGroup, Inc.	41,296
3,200	Ball Corp.	142,080
9,700	Bemis Co., Inc.	289,448
2,100	Caraustar Industries, Inc. *	30,009
4,000	Crown Holdings, Inc. *	65,800
2,500	Greif, Inc.-Class A	161,500
7,220	Jacuzzi Brands, Inc. *	74,366
10,321	Kaman Corp.-Class A	123,130
4,800	Mueller Industries, Inc.	151,104
21,400	Owens-IIlinois, Inc. *	532,646
2,100	Packaging Corp. of America	51,492
2,000	Pactiv Corp. *	45,220
6,300	Pentair, Inc.	261,072
6,000	Precision Castparts Corp.	451,560
7,700	Rock-Tenn Co.-Class A	109,879
15,200	Shaw Group (The), Inc. *(a)	316,160
4,900	Sonoco Products Co.	142,492
8,100	SPX Corp.	360,612
2,000	Temple Inland, Inc.	160,400
2,800	Walter Industries, Inc.	107,436
		3,617,702

	Metals & Mining — 0.8%
900	Aleris International, Inc. *	18,063
1,400	Arch Coal, Inc.	62,426

8	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Metals & Mining — continued
1,800	Brush Engineering Materials, Inc. *	36,666
1,600	Cleveland Cliffs, Inc.	128,560
1,600	CONSOL Energy, Inc.	73,344
2,000	Peabody Energy Corp.	194,200
1,400	Southern Peru Copper Corp. (a)	88,074
		601,333

	Oil & Gas — 2.7%
4,100	Ashland, Inc.	267,689
2,500	Cimarex Energy Co. *(a)	101,675
1,400	Giant Industries, Inc. *	44,324
1,100	Holly Corp.	41,470
4,000	Patterson-UTI Energy, Inc.	100,000
4,500	Pioneer Natural Resources Co.	189,765
5,900	Premcor, Inc.	323,792
6,400	Pride International, Inc. *	157,568
2,300	Stone Energy Corp. *	115,529
3,700	Sunoco, Inc.	366,670
8,100	Tesoro Corp. *	299,133
4,600	Western Gas Resources, Inc.	170,200
		2,177,815

	Primary Process Industry — 3.0%
2,900	A. Schulman, Inc.	52,374
4,000	Airgas, Inc.	100,400
9,996	AK Steel Holding Corp. *(a)	175,430
1,500	Albemarle Corp.	57,000
4,088	Cabot Corp.	142,262
1,700	Carpenter Technology Corp.	114,954
7,800	Commercial Metals Co.	271,440
1,900	Cytec Industries, Inc.	96,007
5,200	FMC Corp. *	256,672
1,400	Georgia Gulf Corp.	73,934
5,400	Lubrizol Corp.	230,202
2,000	NS Group, Inc. *	68,420

See accompanying notes to the financial statements.	9

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Primary Process Industry — continued
1,200	Olympic Steel, Inc. *(a)	30,528
1,500	OM Group, Inc. *	47,820
1,400	Oregon Steel Mills, Inc. *	40,754
5,000	Ryerson Tull, Inc.	71,750
5,100	Steel Dynamics, Inc.	227,154
3,500	Steel Technologies, Inc.	107,905
6,758	Stepan Co.	160,165
3,500	W.R. Grace & Co. *	34,440
2,200	Worthington Industries, Inc.	46,090
		2,405,701

	Retail Stores — 9.7%
24,500	7-Eleven, Inc. *	615,440
2,500	Aaron Rents, Inc.	51,150
16,500	Abercrombie & Fitch Co.-Class A	886,050
9,739	American Eagle Outfitters, Inc.	527,172
960	America’s Car Mart, Inc. *	34,042
15,500	BJ’s Wholesale Club, Inc. *	473,835
8,300	Blockbuster, Inc.-Class A	73,621
5,100	Building Materials Holding Corp.	235,314
3,100	Charlotte Russe Holding, Inc. *	36,983
9,600	Charming Shoppes, Inc. *	74,016
27,200	Chico’s FAS, Inc. *	801,040
2,200	Christopher & Banks Corp.	36,234
4,100	Claire’s Stores, Inc.	94,341
11,700	Dollar Tree Stores, Inc. *	315,315
700	Electronics Boutique Holdings Corp. *	26,481
3,200	GameStop Corp.-Class A *(a)	62,112
6,000	Group 1 Automotive, Inc. *	165,900
500	HOT Topic, Inc. *	10,680
6,100	Ingles Markets, Inc.-Class A	79,361
10,300	Insight Enterprises, Inc. *	183,340
2,000	J. Jill Group (The), Inc. *	28,900
5,300	Lithia Motors, Inc.-Class A	139,231
2,000	Longs Drug Stores Corp.	54,460
9,100	Nautilus Group, Inc.	201,656

10	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
100	Neiman-Marcus Group, Inc.-Class A	7,220
3,100	O’Reilly Automotive, Inc. *	157,790
1,100	Pantry (The), Inc. *	37,455
2,100	Payless Shoesource, Inc. *	24,612
16,600	Pier 1 Imports, Inc.	302,950
16,100	Rent-A-Center, Inc. *	417,795
4,500	Ross Stores, Inc.	126,000
2,800	Ruddick Corp.	66,080
10,000	Shopko Stores, Inc. *	175,100
11,500	Sonic Automotive, Inc.	255,185
18,900	Supervalu, Inc.	600,453
2,700	The Pep Boys - Manny, Moe & Jack	48,816
2,900	Too, Inc. *	77,024
3,600	Toys R Us, Inc. *	82,332
7,600	United Auto Group, Inc.	211,888
		7,797,374

	Services — 7.1%
1,300	ABM Industries, Inc.	24,089
12,875	Applebee’s International, Inc.	367,066
2,250	Applied Industrial Technologies, Inc.	63,720
5,200	Argosy Gaming Co. *	240,084
4,650	Banta Corp.	204,414
9,700	Brinker International, Inc. *	367,242
2,600	Brink’s Co. (The)	90,116
1,900	California Pizza Kitchen, Inc. *	45,448
5,400	Catalina Marketing Corp.	145,530
6,050	CEC Entertainment, Inc. *	234,135
500	Consolidated Graphics, Inc. *	26,025
1,700	Copart, Inc. *	39,610
5,500	Darden Restaurants, Inc.	147,400
9,150	Factset Research Systems, Inc.	301,859
4,700	Handleman Co.	96,867
7,300	Isle of Capri Casinos, Inc. *	204,327
6,200	ITT Educational Services, Inc. *	301,878
8,820	Jack in the Box, Inc. *	316,638

See accompanying notes to the financial statements.	11

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Services — continued
7,100	Manpower, Inc.	310,270
2,400	Nash Finch Co.	95,064
8,600	Outback Steakhouse, Inc.	386,226
6,000	Papa John’s International, Inc. *	206,340
9,600	Regis Corp.	378,240
13,000	Ryan’s Restaurant Group, Inc. *	174,720
6,800	Sabre Holdings Corp.	143,344
8,700	Service Corp. International *	65,598
7,800	Servicemaster Co.	103,662
4,902	Sonic Corp. *	165,148
3,500	TeleTech Holdings, Inc. *	40,075
3,900	URS Corp. *	112,476
10,000	World Fuel Services Corp.	286,500
		5,684,111

	Technology — 5.9%
1,600	Agilysys, Inc.	30,176
3,400	Anixter International, Inc.	127,636
3,104	Arrow Electronics, Inc. *	83,498
7,100	Avnet, Inc. *	137,740
3,300	Black Box Corp.	128,535
2,200	Brightpoint, Inc. *	39,644
29,700	Convergys Corp. *	445,203
8,800	CSG Systems International, Inc. *	150,480
4,700	General Cable Corp. *(a)	55,977
9,100	Goodrich Corp.	336,973
3,300	Harris Corp.	220,110
15,100	Ikon Office Solutions, Inc.	159,305
24,050	Ingram Micro, Inc.-Class A *	430,976
3,600	Mantech International Corp.-Class A *	88,848
6,500	Maximus, Inc.	220,090
10,600	Parametric Technology Corp. *	60,950
4,100	Paxar Corp. *	96,063
4,442	Perot Systems Corp. *	58,901
9,900	Pomeroy IT Solutions, Inc. *	147,411
5,000	QLogic Corp. *	201,450

12	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
5,400	Reynolds & Reynolds, Inc. (The)-Class A	149,418
900	ScanSource, Inc. *	56,475
14,797	Tech Data Corp. *	606,529
28,500	Tellabs, Inc. *	202,065
2,200	THQ, Inc. *	60,148
1,800	United Defense Industries, Inc.	98,496
5,000	United Stationers, Inc. *	219,900
2,200	WESCO International, Inc. *	79,046
		4,692,043

	Transportation — 1.2%
11,300	AMR Corp. *(a)	95,937
1,200	Arkansas Best Corp.	51,864
3,502	CNF, Inc.	160,637
3,400	Continental Airlines, Inc.-Class B *(a)	36,414
600	HUB Group, Inc.-Class A *	34,890
700	Kirby Corp. *	30,975
11,800	Landstar System, Inc. *	413,944
10,700	Northwest Airlines Corp.-Class A *(a)	75,221
1,900	SCS Transportation, Inc. *	42,085
		941,967

	Utility — 5.8%
8,000	Allegheny Energy, Inc. *	151,440
10,800	Alliant Energy Corp.	288,900
4,300	Boston Communications Group, Inc. *	32,422
61,900	Centerpoint Energy, Inc.	741,562
4,900	Citizens Communications Co.	65,366
13,500	CMS Energy Corp. *	163,890
5,600	DPL, Inc.	142,688
9,000	Duquesne Light Holdings, Inc. (a)	168,570
3,100	El Paso Electric Co. *	61,907
8,700	Energy East Corp.	223,764
3,800	Equitable Resources, Inc.	225,530
3,400	MDU Resources Group, Inc.	91,698

See accompanying notes to the financial statements.	13

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Utility — continued
3,726	National Fuel Gas Co.	105,520
5,300	NSTAR	294,150
4,800	OGE Energy Corp.	124,560
10,800	Pepco Holdings, Inc.	238,032
8,400	Pinnacle West Capital Corp.	350,700
2,000	Price Communications Corp. *	35,740
5,900	Puget Energy, Inc.	135,228
5,400	Reliant Energy, Inc. *	64,746
4,400	SCANA Corp.	167,376
1,200	Southwestern Energy Co. *	73,200
600	Talk America Holdings, Inc. *(a)	3,690
33,100	TECO Energy, Inc. (a)	525,959
2,200	UIL Holdings Corp.	110,220
2,000	Wisconsin Energy Corp.	69,440
		4,656,298

	TOTAL COMMON STOCKS (COST $64,184,187)	77,557,489

	MUTUAL FUND — 0.4%

313,572	Dreyfus Cash Management Plus Fund (b)	313,572

	TOTAL MUTUAL FUND (COST $313,572)	313,572

14	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 8.5%

	Cash Equivalent — 4.9%
3,897,031	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (b)	3,897,031

	Repurchase Agreement — 3.6%
2,884,165	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $2,884,301 and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 2.75%, maturity date of 6/30/06 and market value, including accrued interest of $2,941,852.	2,884,165

	TOTAL SHORT-TERM INVESTMENTS (COST $6,781,196)	6,781,196

	TOTAL INVESTMENTS — 105.7%
	(Cost $71,278,955)	84,652,257

	Other Assets and Liabilities (net) — (5.7%)	(4,567,760)

	TOTAL NET ASSETS — 100.0%	$80,084,497

	Notes to Schedule of Investments:

	REIT - Real Estate Investment Trust
	* Non-income producing security.
	(a) All or a portion of this security is out on loan (Note 2).
	(b) Investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.	15

GMO Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of			Contract	Net Unrealized
Contracts	Type	Expiration Date	Value	Depreciation

Buys

5	Russell 2000	March 2005	$1,586,625	$(7,102)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

16	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $4,016,676 (cost $71,278,955) (Note 2)	$84,652,257
Receivable for investments sold	1,065,029
Dividends and interest receivable	95,118
Receivable for collateral on open futures contracts (Note 2)	67,500
Receivable for expenses reimbursed by Manager (Note 3)	7,756

Total assets	85,887,660

Liabilities:
Payable for investments purchased	1,499,551
Payable upon return of securities loaned (Note 2)	4,210,603
Payable to affiliate for (Note 3):
Management fee	20,268
Shareholder service fee	9,213
Trustees and Chief Compliance Officer fees	334
Payable for variation margin on open futures contracts (Note 2)	7,125
Accrued expenses	56,069

Total liabilities	5,803,163
Net assets	$80,084,497

Net assets consist of:

Paid-in capital	$61,179,756
Accumulated undistributed net investment income	505,375
Accumulated net realized gain	5,033,166
Net unrealized appreciation	13,366,200
$80,084,497

Net assets attributable to:

Class III shares	$80,084,497

Shares outstanding:

Class III	6,470,835

Net asset value per share:

Class III	$12.38

See accompanying notes to the financial statements.	17

GMO Small Cap Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$1,767,214
Interest (including securities lending income of $56,882)	66,623

Total income	1,833,837

Expenses:
Management fee (Note 3)	308,461
Shareholder service fee (Note 3) - Class III	140,210
Custodian, fund accounting agent and transfer agent fees	52,904
Audit and tax fees	45,231
Legal fees	2,586
Trustees fees and related expenses (Note 3)	1,283
Registration fees	5,244
Miscellaneous	2,185
Total expenses	558,104
Fees and expenses reimbursed by Manager (Note 3)	(107,882)
Net expenses	450,222

Net investment income	1,383,615

Realized and unrealized gain (loss):
Net realized gain on:
Investments	29,822,134
Closed futures contracts	225,894

Net realized gain	30,048,028

Change in net unrealized appreciation (depreciation) on:
Investments	(25,120,021)
Open futures contracts	(7,102)

Net unrealized loss	(25,127,123)

Net realized and unrealized gain	4,920,905

Net increase in net assets resulting from operations	$6,304,520

18	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$1,383,615	$2,364,326
Net realized gain	30,048,028	35,960,341
Change in net unrealized appreciation (depreciation)	(25,127,123)	49,205,106

Net increase in net assets from operations	6,304,520	87,529,773

Distributions to shareholders from:
Net investment income
Class III	(1,320,881)	(2,339,392)
Net realized gains
Class III	(39,426,031)	(1,587,884)

	(40,746,912)	(3,927,276)
Net share transactions (Note 7):
Class III	(65,419,740)	(51,931,075)

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	678,238	681,978

Total decrease in net assets resulting from net share transactions and net purchase premiums and redemption fees	(64,741,502)	(51,249,097)

Total increase (decrease) in net assets	(99,183,894)	32,353,400

Net assets:
Beginning of period	179,268,391	146,914,991
End of period (including accumulated undistributed net investment income of $505,375 and $561,783, respectively)	$80,084,497	$179,268,391

See accompanying notes to the financial statements.	19

GMO Small Cap Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 15.51	$ 9.81	$ 14.91	$ 13.86	$ 12.41

Income from investment operations:
Net investment income	0.19 †	0.17	0.18	0.23	0.23
Net realized and unrealized gain (loss)	1.32	5.78	(2.74)	1.58	2.38

Total from investment operations	1.51	5.95	(2.56)	1.81	2.61

Less distributions to shareholders:
From net investment income	(0.16)	(0.15)	(0.17)	(0.21)	(0.20)
From net realized gains	(4.48)	(0.10)	(2.37)	(0.55)	(0.96)

Total distributions	(4.64)	(0.25)	(2.54)	(0.76)	(1.16)
Net asset value, end of period	$ 12.38	$ 15.51	$ 9.81	$ 14.91	$ 13.86
Total Return (a)(b)	14.98%	61.14%	(18.58)%	13.39%	22.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$80,084	$179,268	$146,915	$313,596	$305,178
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.48%	1.21%	1.21%	1.60%	1.73%
Portfolio turnover rate	66%	86%	69%	59%	111%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%	0.08%	0.08%	0.04%	0.06%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$ 0.09	$ 0.04	$ 0.08	$ 0.01	$ 0.03

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
†	Computed using average shares outstanding throughout the period.

20	See accompanying notes to the financial statements.

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO Small Cap Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks long-term growth of capital. The Fund’s benchmark is the Russell 2500 Value Index.

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but

21

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for futures contracts held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2005, the Fund held no swap contracts.

22

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary. The gross compensation received and expenses paid are $78,958 and $22,076, respectively. As of February 28, 2005, the Fund had loaned securities having a market value of $4,016,676, collateralized by cash in the amount of $4,210,603, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $15,237,069 and $3,791,634, respectively and long-term capital gains - $25,509,843 and $135,642, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $1,627,038 and $4,227,414 of undistributed ordinary income and undistributed long-term capital gains, respectively.

23

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purpose and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$71,601,968	$15,156,003	$(2,105,714)	$13,050,289

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(119,142)	$119,142	$ —

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

The premium on cash purchases and fee on redemptions of Fund shares are each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund

24

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

as paid-in capital. For the years ended February 28, 2005 and February 29, 2004, the Fund received $50,621 and $327,767 in purchase premiums and $627,617 and $354,211 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $731 and $32, respectively. No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $63,526,846 and $166,707,455, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

25

GMO Small Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.     Principal shareholders and related parties

At February 28, 2005, 43.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares. Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.2% of the Fund was held by eight related parties comprised of certain GMO employee accounts.

As of February 28, 2005, a significant portion of the Fund’s shares was held by accounts for which the Manager has investment discretion.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	1,651,363	$ 21,168,002	5,966,991	$ 75,662,260
Shares issued to shareholders in reinvestment of distributions	3,397,583	40,265,442	278,145	3,686,317
Shares repurchased	(10,134,287)	(126,853,184)	(9,663,812)	(131,279,652)
Purchase premiums and redemption fees	—	678,238	—	681,978
Net decrease	(5,085,341)	$ (64,741,502)	(3,418,676)	$ (51,249,097)

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

27

GMO Small Cap Value Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class III

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.48%	$1,000.00	$1,186.20	$2.60
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

* Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181days in the period, divided by 365 days in the year.

28

GMO Small Cap Value Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $25,509,843 from long-term capital gains

For taxable, non-corporate shareholders, 7.86% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 15.19% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

29

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

30

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Benchmark-Free Allocation Fund returned +16.7% for the period ended February 28, 2005, as compared to +3.1% for the CPI Index.  During the period, the Fund was exposed to a range of asset classes through its investment in underlying GMO mutual funds.

Implementation was positive, as the underlying GMO mutual funds outperformed their respective benchmarks by approximately 2.0%.

Asset allocation contributed +11.6%.  The Fund’s overweight to international small caps (the S&P/Citigroup EMI World ex-US Index rose 27.8%) and emerging equities (the S&P/IFC Investable Index rose 28.4%) drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	53.2%
Common Stocks	39.8
Short-Term Investment	6.6
Preferred Stocks	3.7
Loan Participations	0.9
Loan Assignments	0.8
Mutual Funds	0.7
Call Options Purchased	0.5
Swaps	0.4
Private Equity Securities	0.1
Rights and Warrants	0.1
Futures	(0.0)
Forward Currency Contracts	(0.2)
Reverse Repurchase Agreements	(6.2)
Other Assets and Liabilities (net)	(0.4)
100.0%

Country/Region Summary*	% of Investments**
Euro Region***	30.4%
United States	28.3
South Korea	7.4
United Kingdom	5.8
Brazil	5.6
Australia	4.5
Taiwan	4.5
Canada	4.2
Mexico	3.3
South Africa	2.7
Russia	1.6
Turkey	1.4
Indonesia	0.9
Malaysia	0.9
Sweden	0.9
China	0.8
Philippines	0.8
India	0.7
Venezuela	0.7
Argentina	0.4
Hong Kong	0.4
Poland	0.4

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country/Region Summary* — continued	% of Investments**
Egypt	0.3%
Singapore	0.3
Ukraine	0.3
Colombia	0.2
Norway	0.2
Peru	0.2
Thailand	0.2
Africa	0.1
Algeria	0.1
Bulgaria	0.1
Chile	0.1
Denmark	0.1
Dominican Republic	0.1
Ecuador	0.1
Ivory Coast	0.1
Nigeria	0.1
Panama	0.1
Qatar	0.1
Uruguay	0.1
Vietnam	0.1
Yugoslavia	0.1
Japan	(0.1)
Switzerland	(4.8)
Other	(4.8)
100.0%

*                 The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**          The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***   The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value		Description	Value ($)

		MUTUAL FUNDS — 100.0%

		Affiliated Issuers — 100.0%
28,125,565		GMO Currency Hedged International Bond Fund, Class III	269,724,169
10,170,880		GMO Currency Hedged International Equity Fund, Class III *	85,231,973
8,375,556		GMO Emerging Country Debt Fund, Class IV	92,884,914
13,647,779		GMO Emerging Markets Fund, Class VI	259,580,754
19,493,331		GMO Inflation Indexed Bond Fund, Class III	224,758,112
587,823		GMO International Growth Fund, Class III	16,000,551
556,027		GMO International Intrinsic Value Fund, Class IV	16,247,098
5,815,037		GMO International Small Companies Fund, Class III	103,740,259

		TOTAL MUTUAL FUNDS (COST $980,141,278)	1,068,167,830

		SHORT-TERM INVESTMENT — 0.0%

		Repurchase Agreement — 0.0%
30,944		Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $30,945, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $31,567.	30,944

		TOTAL SHORT-TERM INVESTMENT (COST $30,944)	30,944

		TOTAL INVESTMENTS — 100.0%
		(Cost $980,172,222)	1,068,198,774

		Other Assets and Liabilities (net) — 0.0%	(100,172)

		TOTAL NET ASSETS — 100.0%	$1,068,098,602

		Notes to Schedule of Investments:

	*	Non-income producing security.

See accompanying notes to the financial statements.	3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities —  February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $30,944) (Note 2)	$30,944
Investments in affiliated issuers, at value (cost $980,141,278) (Notes 2 and 8)	1,068,167,830
Receivable for investments sold	40,000
Receivable for Fund shares sold	80
Receivable for expenses reimbursed by Manager (Note 3)	35,588

Total assets	1,068,274,442

Liabilities:
Payable for Fund shares repurchased	37,012
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	1,819
Accrued expenses	137,009

Total liabilities	175,840
Net assets	$1,068,098,602

Net assets consist of:
Paid-in capital	$951,485,155
Accumulated net realized gain	28,586,895
Net unrealized appreciation	88,026,552
$1,068,098,602

Net assets attributable to:
Class III shares	$1,068,098,602

Shares outstanding:
Class III	40,299,642

Net asset value per share:
Class III	$26.50

4	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:

Dividends from affiliated issuers (Note 8)	$ 30,865,892
Interest	25,664

Total income	30,891,556

Expenses:
Custodian, fund accounting agent and transfer agent fees	48,437
Audit and tax fees	20,035
Legal fees	26,474
Trustees fees and related expenses (Note 3)	13,144
Registration fees	85,550
Miscellaneous	18,150
Total expenses	211,790
Fees and expenses reimbursed by Manager (Note 3)	(195,388)
Net expenses	16,402

Net investment income	30,875,154

Realized and unrealized gain:
Net realized gain on:
Investments in affiliated issuers	22,156,664
Realized gains distributions from affiliated issuers (Note 8)	39,900,332

Net realized gain on investments	62,056,996

Change in net unrealized appreciation (depreciation) on investments	63,161,953

Net realized and unrealized gain	125,218,949

Net increase in net assets resulting from operations	$156,094,103

See accompanying notes to the financial statements.	5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

		Period from July 23, 2003
	Year Ended	(commencement of operations)
	February 28, 2005	through February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$30,875,154	$4,873,924
Net realized gain	62,056,996	5,041,858
Change in net unrealized appreciation (depreciation)	63,161,953	24,864,599

Net increase in net assets from operations	156,094,103	34,780,381

Distributions to shareholders from:
Net investment income
Class III	(37,871,765)	(6,471,134)
Net realized gains
Class III	(28,936,618)	(981,520)

	(66,808,383)	(7,452,654)
Net share transactions (Note 7):
Class III	689,182,292	259,225,489
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	2,140,230	937,144

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	691,322,522	260,162,633

Total increase in net assets	780,608,242	287,490,360

Net assets:
Beginning of period	287,490,360	—
End of period	$1,068,098,602	$287,490,360

6	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

		Period from
		July 23, 2003
		(commencement
	Year Ended February 28,	of operations) through
	2005	February 29, 2004
Net asset value, beginning of period	$24.28	$20.00

Income from investment operations:
Net investment income (a)	0.98 †	0.61
Net realized and unrealized gain	3.00	4.53

Total from investment operations	3.98	5.14

Less distributions to shareholders:
From net investment income	(0.99)	(0.75)
From net realized gains	(0.77)	(0.11)

Total distributions	(1.76)	(0.86)
Net asset value, end of period	$26.50	$24.28
Total Return (b)	16.74%	25.92	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,068,099	$287,490
Net expenses to average daily net assets (c)(d)	0.00%	0.00	%*
Net investment income to average daily net assets (a)	3.92%	5.05	%*
Portfolio turnover rate	50%	24	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.07	%*
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.07	$0.13

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)

The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(d)	Net expenses to average daily net assets was less than 0.01%.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Benchmark-Free Allocation Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” and makes investments in other funds of the Trust (“underlying funds”).  The Fund seeks positive return regardless of market direction.  The Fund will not seek to control risk relative to a particular securities market index or benchmark.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying funds are valued at their net asset value as reported on each business day.  Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Foreign equity securities held by certain underlying funds in which the Fund invests are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair prices are available.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value of the underlying funds.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/ dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See Schedule of Investments for the open repurchase agreement held by the Fund as of February 28, 2005.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the year ended February 28, 2005 and the period ended February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $60,088,474 and $7,452,654, respectively and long-term capital gains - $6,719,909 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $1,525,529 and $27,471,237 of undistributed ordinary income and undistributed long-term capital gains, respectively.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$980,582,103	$93,236,152	$(5,619,481)	$87,616,671

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$6,996,611	$(6,996,611)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchase and redemption of Fund shares

The premium on cash purchases of Fund shares is 0.36% of the amount invested.  The fee on redemptions of Fund shares is 0.32% of the amount redeemed. The Fund’s purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested.  The level of purchase premium and redemption fee

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

for the Fund will be adjusted approximately annually to account for changes in the Fund’s investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the year ended February 28, 2005 and the period ended February 29, 2004, the Fund received $2,103,988 and $937,144 in purchase premiums and $36,242 and $0 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities.  There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

3.              Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds.  The Manager does not directly charge a management or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying funds).

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.355%	0.099%	0.124%	0.070%	0.648%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005, was $7,815 and $423, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $1,081,565,592 and $386,203,986, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholder and related parties

At February 28, 2005, 13.6% of the outstanding shares of the Fund was held by one shareholder.  Investment activities of this shareholder may have a material effect on the Fund. At February 28, 2005, 1.4% of the Fund was held by eighteen related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

			Period from July 23, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		through February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	27,019,490	$652,106,084	11,543,302	$252,344,944
Shares issued to shareholders in reinvestment of distributions	2,333,898	59,349,385	298,765	6,880,545
Shares repurchased	(895,813)	(22,273,177)	—	—
Purchase premiums and redemption fees	—	2,140,230	—	937,144
Net increase	28,457,575	$691,322,522	11,842,067	$260,162,633

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

	Value,				Realized
	beginning of		Sales	Dividend	Gains	Value, end
Affiliate	Period	Purchases	Proceeds	Income	Distributions	of period
GMO Currency Hedged International Bond Fund, Class III	$ 30,211,567	$ 232,205,423	$ 4,500,000	$3,919,430	$ —	$ 269,724,169
GMO Currency Hedged International Equity Fund, Class III	—	80,557,981	1,711,209	—	—	85,231,973
GMO Emerging Country Debt Fund, Class IV	42,883,100	134,169,699	94,777,500	10,402,845	2,591,003	92,884,914
GMO Emerging Markets Fund, Class VI	48,102,097	158,626,300	500,000	3,963,362	14,539,072	259,580,754
GMO Inflation Indexed Bond Fund, Class III	59,927,259	191,606,473	19,811,440	8,982,545	7,932,919	224,758,112
GMO International Growth Fund, Class III	—	36,576,515	22,627,839	136,460	152,055	16,000,551
GMO International Intrinsic Value Fund, Class III	—	8,418,779	8,453,318	—	—	—
GMO International Intrinsic Value Fund, Class IV	16,784,562	51,283,503	52,881,696	293,404	23,303	16,247,098
GMO International Small Companies Fund, Class III	89,579,023	146,911,864	135,481,363	2,897,036	14,661,980	103,740,259
GMO Real Estate Fund, Class III	—	41,209,055	45,459,621	270,810	—	—
Totals	$287,487,608	$1,081,565,592	$386,203,986	$30,865,892	$39,900,332	$1,068,167,830

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.67%	$1,000.00	$1,150.50	$3.57
2) Hypothetical	0.67%	$1,000.00	$1,021.67	$3.36

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005 multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $6,719,909 from long-term capital gains.

For taxable, non-corporate shareholders, 7.41% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

17

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

18

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997 – February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Taiwan Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Taiwan Fund returned -3.8% for the fiscal year ended February 28, 2005, as compared to -1.0% for the MSCI Taiwan Index.  Consistent with the Fund’s investment objectives and policies, throughout the period the Fund was invested substantially in emerging market equities tied economically to Taiwan.

Poor stock selection in the consumer discretionary, financial and materials sectors accounted for the bulk of underperformance. Stock selection in the information technology and industrials sectors added to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Taiwan Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	99.9%
Short-Term Investment	0.2
Other Assets and Liabilities (net)	(0.1)
100.0%

Industry Sector Summary	% of Investments*
Information Technology	47.1%
Financials	18.8
Materials	18.6
Telecommunication Services	6.6
Industrials	5.0
Consumer Discretionary	2.4
Energy	1.4
Consumer Staples	0.1
100.0%

*            The table excludes short-term investments.

1

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 99.9%

	Taiwan — 99.9%
589,000	Accton Technology Corp *	282,051
5,392,402	Acer Inc	8,753,336
2,354,000	Arima Computer Corp *	691,014
901,075	Asia Cement Corp	635,858
9,677,900	Asustek Computer Inc	27,823,028
822,000	Cathay Financial Holding Co Ltd	1,671,829
2,035,000	Chang Hwa Commercial Bank *	1,412,302
2,437,180	Cheng Loong Corp	967,226
7,702,000	China Bills Finance Corp	2,790,463
20,813,037	China Development Financial Holding Corp *	9,249,681
10,264,000	China Steel Corp	12,251,511
4,754,792	Chinatrust Financial Holding Co	5,666,510
1,968,972	Chung Hung Steel Corp *	1,384,312
1,390,200	Chung Hwa Pulp Corp	691,235
3,907,000	Chunghwa Telecom Co Ltd	8,062,411
1,079,000	CMC Magnetics Corp	506,036
2,577,330	Delta Electronics Inc	4,519,217
390,429	E.Sun Financial Holdings Co Ltd	318,531
486,000	Eva Airways Corp *	259,145
333,000	Evergreen Marine Corp	345,961
4,654,000	Far East Inernational Bank	2,902,566
637,000	Far Eastern Department Stores Ltd	357,429
2,752,420	Far Eastern Textile Co Ltd	2,083,949
225,000	Far Eastone Telecommunications Co Ltd	270,447
4,822,000	Federal Corp	3,174,840
760,000	First International Global Holdings *	124,014
3,015,720	Formosa Chemicals & Fibre Co	6,023,454
1,553,000	Formosa Petrochemical Corp	3,071,657
4,471,860	Formosa Plastics Corp	8,230,467
2,705,000	Formosa Taffeta Co	1,406,069
1,181,000	Fubon Financial Holding Co Ltd	1,240,643
108,000	Giant Manufacturing Inc	191,172
1,693,202	GigaByte Technology Co Ltd	1,832,651

2	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
1,490,000	Goldsun Development & Construction Co Ltd *	452,417
674,000	High Tech Computer Corp	4,044,386
1,291,599	Hon Hai Precision Industry Co Ltd	6,012,851
100,000	Hotai Motor Company Ltd	204,719
396,000	Hsinchu International Bank *	277,362
2,512,220	Hua Nan Financial Holdings Co Ltd	2,171,203
2,877,157	International Bank of Taipei	2,173,448
7,203,770	Inventec Co Ltd	3,725,911
10,213,000	KGI Securities Co Ltd *	4,926,458
1,622,240	Kinpo Electronics	714,428
229,000	Lee Chang Yung Chem Industries	112,631
255,000	Lien Hwa Industrial	104,645
188,000	Lite-On Technology Corp	204,824
669,932	MediaTek Inc	5,034,362
4,009,000	Mega Financial Holdings Co Ltd	2,718,639
1,424,000	Micro-Star International Co Ltd	979,481
1,670,000	Mitac International Corp	1,206,435
166	Mosel Vitelic Inc *	13
165,000	Novatek Microelectronics	684,776
1,443,446	Oriental Union Chemical	1,578,168
4,409,000	Powerchip Semiconductor *	3,736,656
1,958,000	Promos Technologies Inc *	890,355
694,481	Quanta Computer Inc	1,243,517
2,063,000	Realtek Semiconductor Corp	2,335,086
921,000	Shin Kong Financial Holdings	939,888
1,529,000	Siliconware Precision Industries	1,436,763
833,701	Sinopac Holdings Co	517,053
1,197,516	Systex Corp	449,296
2,739,000	Taichung Commercial Bank *	1,119,394
6,014,000	Taiwan Cellular Corp	6,490,863
9,863,053	Taiwan Cement Corp	6,429,422
2,102,000	Taiwan Fertilizer Co Ltd	2,507,034
15,306,000	Taiwan Semiconductor Manufacturing Co Ltd	26,973,969
7,509,000	Walsin Lihwa Corp *	3,695,211
904,000	Wan Hai Lines Ltd	1,055,205
4,823,000	Waterland Financial Holdings	2,033,404

See accompanying notes to the financial statements.	3

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	Taiwan — continued
664,607	Wintek Corp	801,861
716,000	WUS Printed Circuit Co Ltd	344,228
3,873,452	Yang Ming Marine Transport	3,833,995
261,000	Yieh Phui Enterprise	191,170
577,800	Yuen Foong Yu Paper Manufacturing Co Ltd	306,721
117,000	Yulon Motor Co Ltd	144,053
111,000	Zyxel Communications Corp	250,274
		224,243,590

	TOTAL COMMON STOCKS (COST $193,460,858)	224,243,590

	SHORT-TERM INVESTMENT — 0.2%

	Cash Equivalent — 0.2%
500,000	Rabobank GC Time Deposit, 2.57%, due 03/01/05	500,000

	TOTAL SHORT-TERM INVESTMENT (COST $500,000)	500,000

	TOTAL INVESTMENTS — 100.1%
	(Cost $193,960,858)	224,743,590

	Other Assets and Liabilities (net) — (0.1%)	(277,494)

	TOTAL NET ASSETS — 100.0%	$224,466,096

	Notes to Schedule of Investments:

	* Non-income producing security.

	As of February 28, 2005, 99.9% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

4	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $193,960,858) (Note 2)	$224,743,590
Cash	14,555
Foreign currency, at value (cost $608,276) (Note 2)	610,238
Interest receivable	36

Total assets	225,368,419

Liabilities:
Payable for investments purchased	615,773
Payable to affiliate for (Note 3):
Management fee	130,240
Shareholder service fee	24,119
Trustees and Chief Compliance Officer fees	288
Accrued expenses	131,903

Total liabilities	902,323
Net assets	$224,466,096

Net assets consist of:
Paid-in capital	$194,861,922
Accumulated undistributed net investment income	205,510
Accumulated net realized loss	(1,384,154)
Net unrealized appreciation	30,782,818
$224,466,096

Net assets attributable to:
Class III shares	$224,466,096

Shares outstanding:
Class III	8,377,719

Net asset value per share:
Class III	$26.79

See accompanying notes to the financial statements.	5

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $711,738)	$2,908,705
Interest	15,792

Total income	2,924,497

Expenses:
Management fee (Note 3)	1,269,712
Shareholder service fee (Note 3) - Class III	235,132
Custodian and fund accounting agent fees	475,092
Transfer agent fees	28,224
Audit and tax fees	52,821
Legal fees	29,511
Trustees fees and related expenses (Note 3)	2,393
Miscellaneous	3,236
Total expenses	2,096,121

Net investment income	828,376

Realized and unrealized gain (loss):
Net realized loss on:
Investments	(1,237,945)
Foreign currency, forward contracts and foreign currency related transactions	(262,726)

Net realized loss	(1,500,671)

Change in net unrealized appreciation (depreciation) on:
Investments	(4,258,296)
Foreign currency, forward contracts and foreign currency related transactions	376

Net unrealized loss	(4,257,920)

Net realized and unrealized loss	(5,758,591)

Net decrease in net assets resulting from operations	$(4,930,215)

6	See accompanying notes to the financial statements.

GMO Taiwan Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$828,376	$(452,918)
Net realized gain (loss)	(1,500,671)	11,370,639
Change in net unrealized appreciation (depreciation)	(4,257,920)	35,060,373

Net increase (decrease) in net assets from operations	(4,930,215)	45,978,094

Distributions to shareholders from:
Net investment income
Class III	—	(115,236)
Net realized gains
Class III	(9,930,750)	(2,399,795)

	(9,930,750)	(2,515,031)
Net share transactions (Note 7):
Class III	57,688,207	96,489,411

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	325,785	193,238

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	58,013,992	96,682,649

Total increase in net assets	43,153,027	140,145,712

Net assets:
Beginning of period	181,313,069	41,167,357
End of period (including accumulated undistributed net investment income of $205,510 and distributions in excess of net investment income of $426,894, respectively)	$224,466,096	$181,313,069

See accompanying notes to the financial statements.	7

GMO Taiwan Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003(a)
Net asset value, beginning of period	$29.67	$20.28	$20.00
Income from investment operations:

Net investment income (loss) †	0.13	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(1.45)	10.03	0.40

Total from investment operations	(1.32)	9.93	0.28

Less distributions to shareholders:
From net investment income	—	(0.02)	—
From net realized gains	(1.56)	(0.52)	—

Total distributions	(1.56)	(0.54)	—
Net asset value, end of period	$26.79	$29.67	$20.28
Total Return (b)	(3.82)%	49.53%	1.40	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$224,466	$181,313	$41,167
Net expenses to average daily net assets	1.34%	1.36%	1.76	%*
Net investment income (loss) to average daily net assets	0.53%	(0.40)%	(1.43	)%*
Portfolio turnover rate	88%	86%	50	%**
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.05	$0.04	$0.01

(a)       Period from October 4, 2002 (commencement of operations) through February 28, 2003.

(b)      Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†               Computed using average shares outstanding throughout the period.

*              Annualized.

**       Not annualized.

8	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Taiwan Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the Taiwan securities markets.  The Fund’s benchmark is the MSCI Taiwan Index.

Shares of the Fund are principally available to other GMO Funds and certain accredited investors.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Foreign equity securities held by the Fund are valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005,  the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. As of February 28, 2005, the Fund held no indexed securities.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund is currently subject to Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $6,098,201 and $2,515,031, respectively and long-term capital gains were $3,832,549 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $896,638 of undistributed ordinary income.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment transactions.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,206,200, expiring in 2013.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund elected to defer to March 1, 2005 post-October capital losses of $85,990.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$194,743,950	$32,753,098	$(2,753,458)	$29,999,640

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(195,972)	$195,974	$(2)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.   In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year.  As a result, the Fund receives substantially less dividend income in the first half of its year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax.  Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

The premium on cash purchases of Fund shares is 0.15% of the amount invested.  In the case of cash redemptions, the fee is 0.45% of the amount redeemed.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2005 and February 29, 2004, the Fund received $136,441 and $154,266 in purchase premiums and $189,344 and $38,972 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

Investments in emerging countries, such as Taiwan, present certain risks that are not inherent in many other securities.  Many emerging countries present elements of political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets.  Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund’s ability to repatriate amounts it receives.  The Fund may acquire interests in securities in anticipation of improving conditions in the related countries.  These factors may result in significant volatility in the values of its holdings.  The Taiwanese markets are relatively illiquid.  Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.  The Fund may concentrate investments in the securities of a small number of issuers.  As a result, the value of the Fund’s shares can be expected to change in light of factors affecting those issuers and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of securities.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for class III shares.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and the Chief Compliance Officer (“CCO”) during the year ended February 28, 2005 was $1,312 and $87, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the  February 28, 2005, aggregated $189,104,215 and $140,894,913, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote;

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 91.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2005, all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	4,079,726	$101,952,796	4,355,258	$103,059,495
Shares issued to shareholders in reinvestment of distributions	412,923	9,885,373	101,473	2,495,888
Shares repurchased	(2,226,255)	(54,149,962)	(375,789)	(9,065,972)
Purchase premiums and redemption fees	—	325,785	—	193,238
Net increase	2,266,394	$ 58,013,992	4,080,942	$ 96,682,649

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Taiwan Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2005

17

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	1.30%	$1,000.00	$1,154.70	$6.95
2) Hypothetical	1.30%	$1,000.00	$1,018.35	$6.51

*   Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Taiwan Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $711,738 and recognized foreign source income of $3,620,443.

The Fund’s distributions to shareholders include $3,832,549 from long-term capital gains.

19

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

20

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Emerging Markets Quality Fund

(formerly GMO Asia Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

On September 22, 2004 the Fund changed its name from GMO Asia Fund to GMO Emerging Markets Quality Fund and its benchmark from GMO Asia 7 to the S&P/IFC Investable Composite Index to reflect its current practice of providing broad exposure to emerging markets with a focus on high quality companies.

Performance from February 29, 2004 through September 22, 2004

The GMO Asia Fund returned -5.6% for the period February 29, 2004 to September 22, 2004, as compared to -0.1% for the GMO Asia 7 benchmark. Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in emerging market equities tied economically to the Asia region throughout the fiscal year.

Fair value pricing of the Fund subtracted 0.6% from returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned -5.0% for the period.

Country selection added 0.1% to performance during the period. The Fund’s overweight in Indonesia and Philippines and underweight in Taiwan added to performance. The Fund’s underweight in China and Korea detracted from performance.

Stock selection subtracted -5.0% during the period. Stock selection in China, Indonesia, Taiwan, and Thailand detracted from performance. Stock selection in Malaysia, Philippines, and Korea added to performance.

For the period, the value model outperformed, while the momentum, reversal, and macroeconomics models underperformed.

Performance from September 23, 2004 through February 28, 2005

The Class III shares of the GMO Emerging Markets Quality Fund returned +23.0% for the period September 23, 2004 (inception date) to February 28, 2005, as compared to +28.0% for the S&P/IFC Investable Composite Index. Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in emerging market equities of above average quality.

Country selection detracted 1.8% from performance during the period. The Fund held underweights in Hungary and Turkey, which outperformed the benchmark during the period. The Fund does not invest in the smallest index countries like Czech Republic, Egypt, Morocco, and Peru, and consequently slightly overweights the two largest countries – Korea and Taiwan. Egypt and Czech Republic were the best performing countries during the period. An overweight to Taiwan detracted from performance.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)
(A Series of GMO Trust)

Stock selection detracted 3.2% from performance. Quality is the only driver of stock selection. Stock selection detracted from performance in Korea, South Africa, and Mexico where quality performed the worst. Stock selection added to performance in Taiwan where quality fared well.

For the period, the value and momentum models outperformed, the reversal model underperformed, while the macroeconomic model performed in line with the benchmark.

The GMO Emerging Markets Quality Fund is currently capacity constrained.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	91.6%
Preferred Stocks	5.7
Rights And Warrants	0.0
Short-Term Investment	3.1
Other Assets and Liabilities (net)	(0.4)
100.0%

Industry Sector Summary	% of Investments *
Information Technology	28.2%
Energy	17.4
Telecommunication Services	15.5
Materials	11.1
Consumer Staples	7.9
Consumer Discretionary	5.9
Financials	5.4
Industrials	4.7
Health Care	2.7
Utilities	1.2
100.0%

Country Summary	% of Investments *
South Korea	18.0%
Taiwan	17.7
South Africa	11.7
Brazil	10.1
China	7.8
Mexico	6.3
India	6.0
Russia	5.8
Israel	3.6
Malaysia	3.5
Thailand	2.6
Poland	2.2
Chile	1.6
Indonesia	1.4
Turkey	0.9
Argentina	0.7
Philippines	0.1
United States	0.0
100.0%

* The table excludes short-term investments.

1

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 91.6%

	Argentina — 0.7%
19,500	Tenaris SA ADR	1,282,125

	Brazil — 4.2%
1,179,000	Compania de Bebidas das Americas	595,027
78,000	Compania Vale do Rio Doce	2,726,009
93,000	Petroleo Brasileiro SA (Petrobras)	4,561,112
		7,882,148

	Chile — 1.5%
2,700	AFP Provida SA ADR	69,120
11,400	Banco de Chile ADR	448,818
13,800	Banco Santander Chile SA ADR	486,450
10,700	Compania Cervecerias Unidas ADR	266,644
18,400	Compania de Telecommunicaciones de Chile ADR	218,592
29,400	Distribucion y Servicio ADR (a)	524,790
4,800	Embotelladora Andina SA ADR	62,400
14,500	Lan Airlines SA	514,170
2,300	Sociedad Quimica y Minera de Chile ADR	171,580
1,200	Vina Concha y Toro SA ADR	93,000
		2,855,564

	China — 7.6%
572,000	China Life Insurance Co Ltd *	397,469
310,000	China Merchants Holdings International Co Ltd	650,396
2,184,000	China Mobile Ltd	7,084,618
202,000	China Resources Enterprise Ltd	287,130
1,334,000	CNOOC Ltd	767,239
544,000	Cosco Pacific Ltd	1,211,330
364,000	Datang International Power Generation Co Ltd Class H	281,106
2,394,592	Denway Motors Ltd	925,788
1,096,000	Huaneng Power International Inc Class H	845,917

See accompanying notes to the financial statements.	2

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	China — continued
1,816,000	Lenovo Group Ltd	516,908
377,400	PetroChina Co Ltd Class H	237,562
516,000	Yanzhou Coal Mining Co Ltd Class H	813,319
		14,018,782

	India — 5.8%
59,100	GAIL India Ltd	325,723
23,700	Hero Honda Motors Ltd	294,964
456,700	Hindustan Lever Ltd	1,503,085
101,600	Infosys Technologies Inc	5,198,258
24,500	ITC Ltd	727,332
8,000	Ranbaxy Laboratories Ltd	187,240
49,000	Reliance Industries Ltd	624,125
96,000	Satyam Computer Services Ltd	902,697
67,300	Wipro Ltd	1,073,772
		10,837,196

	Indonesia — 1.3%
142,000	Gudang Garam Tbk PT	235,473
982,000	HM Sampoerna Tbk PT	861,885
1,818,000	Telekomunikasi Indonesia Tbk PT	868,819
25,200	Telekomunikasi Indonesia Tbk PT ADR	484,092
		2,450,269

	Israel — 3.5%
76,200	Check Point Software Technologies *	1,686,306
77,900	Teva Pharmaceutical Industries	2,341,365
80,200	Teva Pharmaceutical Industries ADR	2,414,822
		6,442,493

	Malaysia — 3.4%
53,000	British American Tobacco Berhad	637,884
171,000	Genting Berhad	880,411
270,000	IOI Corp Berhad	630,933
395,000	Magnum Corp Berhad	234,755

3	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Malaysia — continued
115,000	Malakoff Berhad	222,259
192,100	Malaysian International Shipping Berhad (Foreign Registered)	807,649
483,800	Maxis Communications Berhad	1,246,332
145,000	Resorts World Berhad	384,498
329,000	Sime Darby Berhad	518,963
61,000	Tanjong	232,771
141,000	Telekom Malaysia Berhad	408,087
406,640	YTL Power International Berhad	194,802
		6,399,344

	Mexico — 6.1%
25,800	America Movil SA de CV Class L ADR	1,514,460
63,000	Cemex SA de CV CPO	503,893
78,000	Fomento Economico Mexicano SA de CV	468,656
206,000	Grupo Modelo SA de CV Class C	629,073
75,000	Kimberly Clark de Mexico Series A	248,962
138,700	Telefonos de Mexico SA de CV Class L ADR	5,438,427
673,000	Walmart de Mexico SA de CV Class V	2,472,878
		11,276,349

	Philippines — 0.2%
198,274	San Miguel Corp Class B	288,283

	Poland — 2.2%
138,400	Polski Koncern Naftowy Orlen SA	2,184,796
5,400	Prokom Software SA *	261,159
206,200	Telekomunikacja Polska SA	1,593,605
		4,039,560

	Russia — 5.6%
31,400	Lukoil ADR	4,388,150
8,500	MMC Norilsk Nickel ADR	556,750
26,400	Mobile Telesystems ADR	1,058,376
6,600	OAO Gazprom ADR	241,230
12,400	Sibneft ADR *	217,000

See accompanying notes to the financial statements.	4

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Russia — continued
88,300	Surgutneftegaz ADR (a)	3,576,150
10,300	Vimpel-Communications ADR *	413,030
		10,450,686

	South Africa — 11.4%
62,000	ABSA Group Ltd	845,537
176,000	African Bank Investments Ltd	524,853
18,000	Anglo American Platinum Corp	711,160
9,000	AngloGold Ltd	320,924
27,000	Barlow Ltd	490,303
100,000	Bidvest Group Ltd	1,297,005
7,000	Edgars Consolidated Stores Ltd	356,314
724,000	FirstRand Ltd	1,735,713
24,000	Goldfields Ltd	285,070
23,000	Impala Platinum Holdings Ltd	2,020,338
63,000	Imperial Holdings Ltd *	1,143,256
17,000	JD Group Ltd	189,428
45,000	MTN Group Ltd	368,990
104,000	Nampak Ltd	287,253
37,000	Nedcor Ltd	507,620
254,000	Old Mutual Plc	688,079
42,000	Remgro Ltd	653,095
93,000	RMB Holdings Ltd	346,980
183,000	Sasol Ltd	4,591,164
202,614	Standard Bank Group Ltd	2,231,879
322,000	Steinhoff International Holdings	753,075
45,000	Tiger Brands Ltd	786,448
		21,134,484

	South Korea — 17.4%
14,500	Daewoo Shipbuilding & Marine Engineering Co Ltd	266,839
31,200	Hyundai Mobis	2,099,179
31,130	Hyundai Motor Co	1,784,508
20,100	Kangwon Land Inc	256,913
37,900	KIA Motors Corp	534,745

5	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
11,900	Korea Electric Power Corp	323,717
26,500	KT Corp ADR	615,065
11,200	KT Freetel Co Ltd	264,361
17,800	KT&G Corp	559,794
18,100	LG Chemicals Ltd	843,521
5,800	LG Electronics Inc	452,478
17,200	LG Engineering & Construction Ltd	479,758
7,800	NCSoft Corp *	558,321
4,000	NHN Corp *	356,212
16,300	POSCO	3,561,061
7,100	Samsung Electro Mechanics Co	200,166
24,500	Samsung Electronics Co Ltd	12,741,917
17,800	Samsung SDI Co Ltd	2,167,959
2,200	Shinsegae Co Ltd	707,776
6,500	SK Telecom Co Ltd	1,177,129
106,800	SK Telecom Co Ltd ADR	2,274,840
		32,226,259

	Taiwan — 17.2%
263,000	Acer Inc	426,921
1,040,900	Asustek Computer Inc	2,992,487
295,300	Benq Corp	331,679
153,000	China Motor Corp	198,827
658,000	China Steel Corp	785,414
493,000	Chunghwa Telecom Co Ltd	1,017,345
595,000	CMC Magnetics Corp	279,047
1,235,612	Compal Electronics Inc	1,194,389
311,000	Delta Electronics Inc	545,323
656,000	Formosa Chemicals & Fibre Co	1,310,263
181,000	Formosa Petrochemical Corp	357,997
454,880	Formosa Plastics Corp	837,208
1,118,199	Hon Hai Precision Industry Co Ltd	5,205,612
372,351	Inventec Co Ltd	192,586
245,000	MediaTek Inc	1,841,110
1,568,000	Nan Ya Plastic Corp	2,394,777

See accompanying notes to the financial statements.	6

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
750,933	Quanta Computer Inc	1,344,598
485,000	Realtek Semiconductor Corp	548,966
331,000	Sunplus Technology Co Ltd	537,986
5,166,000	Taiwan Semiconductor Manufacturing Co Ltd	9,104,111
664,000	United Microelectronics Corp *	446,416
		31,893,062

	Thailand — 2.6%
283,800	Advanced Info Service Pcl (Foreign Registered) (b)	816,370
79,000	Advanced Info Service Pcl NVDR	227,249
380,000	BEC World Pcl (Foreign Registered)	164,958
109,000	PTT Exploration & Production Pcl (Foreign Registered) (b)	934,937
210,611	PTT Pcl (Foreign Registered) (b)	1,195,647
157,000	PTT Pcl NVDR	886,820
433,000	Shin Corp Pcl (Foreign Registered)	515,207
2,439,000	Tanayong Pcl (Foreign Registered) *(b)	638
		4,741,826

	Turkey — 0.9%
83,747	Akbank TAS	516,810
44,630	Arcelik AS *	300,259
54,953	KOC Holding AS	372,443
14,375	Tupras-Turkiye Petrol Rafineriler AS	190,412
59,335	Vestel Elektronik Sanayi *	244,712
		1,624,636

	TOTAL COMMON STOCKS (COST $146,833,244)	169,843,066

	PREFERRED STOCKS — 5.7%

	Brazil — 5.5%
6,397,000	Companhia de Bebidas das Americas 1.67%	1,894,816
66,000	Compania Vale do Rio Doce Class A 3.28%	1,901,371
23,000	Empresa Brasileira de Aeronautica SA ADR 3.84%	776,480
162,000	Investimentos Itau SA 4.62%	317,181

7	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	Brazil — continued
118,000	Petroleo Brasileiro SA (Petrobras) 5.51%	5,068,600
82,217,000	Tele Centro Oeste Celular Participacoes SA 4.12%	309,564
		10,268,012

	South Korea — 0.2%
800	Samsung Electronics Co Ltd (Non Voting) 2.95%	277,138

	TOTAL PREFERRED STOCKS (COST $8,190,201)	10,545,150

	RIGHTS AND WARRANTS — 0.0%

	Thailand — 0.0%
480,663	Telecomasia Corp Pcl Warrants, Expires 4/03/08 *(b)	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENTS — 3.1%

	Cash Equivalents — 3.1%
2,000,000	Branch Bank & Trust Time Deposit, 2.56%, due 03/01/05	2,000,000
1,500,000	Royal Bank Canada Time Deposit, 2.58%, due 03/01/05	1,500,000
2,217,625	The Boston Global Investment Trust (c)	2,217,625
		5,717,625

	TOTAL SHORT-TERM INVESTMENTS (COST $5,717,625)	5,717,625

	TOTAL INVESTMENTS — 100.4%
	(Cost $160,741,070)	186,105,841

	Other Assets and Liabilities (net) — (0.4%)	(800,369)

	TOTAL NET ASSETS — 100.0%	$185,305,472

See accompanying notes to the financial statements.	8

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

*      Non-income producing security.

As of February 28, 2005, 67.4% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

(a)   All or a portion of this security is out on loan (Note 2).

(b)   Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).

(c) Investment of security lending collateral (Note 2).

9	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Statement of Assets and Liabilities —  February 28, 2005

Assets:
Investments, at value, including securities on loan of $2,165,190 (cost $160,741,070) (Note 2)	$186,105,841
Cash	19,294
Foreign currency, at value (cost $6,158) (Note 2)	6,282
Receivable for Fund shares sold	1,140,000
Dividends and interest receivable	453,510
Receivable for expenses reimbursed by Manager (Note 3)	32,060

187,756,987
Total assets

Liabilities:
Payable upon return of securities loaned (Note 2)	2,217,625
Accrued capital gain and repatriation taxes payable (Note 2)	55,670
Payable to affiliate for (Note 3):
Management fee	54,265
Shareholder service fee	13,086
Trustees and Chief Compliance Officer fees	208
Accrued expenses	110,661

Total liabilities	2,451,515
Net assets	$185,305,472

Net assets consist of:
Paid-in capital	$158,772,296
Accumulated undistributed net investment income	437,476
Accumulated net realized gain	773,983
Net unrealized appreciation	25,321,717
$185,305,472

Net assets attributable to:
Class III shares	$82,153,129
Class VI shares	$103,152,343

Shares outstanding:
Class III	10,659,992
Class VI	13,363,949

Net asset value per share:
Class III	$7.71
Class VI	$7.72

See accompanying notes to the financial statements.	10

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $389,870)	$2,660,818
Interest (including securities lending income of $8,152)	109,325

Total income	2,770,143

Expenses:
Management fee (Note 3)	617,776
Shareholder service fee (Note 3) - Class III	114,487
Shareholder service fee (Note 3) - Class VI	14,078
Custodian and fund accounting agent fees	360,832
Transfer agent fees	34,711
Audit and tax fees	53,835
Legal fees	18,716
Trustees fees and related expenses (Note 3)	1,479
Registration fees	4,778
Miscellaneous	17,455
Total expenses	1,238,147
Fees and expenses reimbursed by Manager (Note 3)	(124,394)
Net expenses	1,113,753

Net investment income	1,656,390

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $602) (Note 2)	43,205,627
Closed swap agreements	97,098
Foreign currency, forward contracts and foreign currency related transactions	(415,339)

Net realized gain	42,887,386

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $55,670) (Note 2)	(26,847,608)
Foreign currency, forward contracts and foreign currency related transactions	(43,192)

Net unrealized loss	(26,890,800)

Net realized and unrealized gain	15,996,586

Net increase in net assets resulting from operations	$17,652,976

11	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$1,656,390	$2,404,224
Net realized gain	42,887,386	30,655,704
Change in net unrealized appreciation (depreciation)	(26,890,800)	55,010,290

Net increase in net assets from operations	17,652,976	88,070,218

Distributions to shareholders from:
Net investment income
Class III	(3,327,581)	(809,606)
Class VI	(98,389)	—
Total distributions from net investment income	(3,425,970)	(809,606)
Net realized gains
Class III	(34,630,395)	—
Class VI	(2,361,326)	—
Total distributions from net realized gains	(36,991,721)	—

	(40,417,691)	(809,606)
Net share transactions (Note 7):
Class III	(26,189,561)	(51,306,824)
Class VI	91,844,257	—

Increase (decrease) in net assets resulting from net share transactions	65,654,696	(51,306,824)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	457,595	306,876
Class VI	343,428	—
Increase in net assets resulting from net purchase premiums and redemption fees	801,023	306,876

Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	66,455,719	(50,999,948)

Total increase in net assets	43,691,004	36,260,664

See accompanying notes to the financial statements.	12

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Statement of Changes in Net Assets — (Continued)

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Net assets:
Beginning of period	141,614,468	105,353,804
End of period (including accumulated undistributed net investment income of $437,476 and $2,620,430, respectively)	$185,305,472	$141,614,468

13	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004		2003		2002		2001
Net asset value, beginning of period	$13.77	$7.25		$8.09		$7.87		$12.35

Income from investment operations:
Net investment income	0.17 †	0.23		0.06		0.07		0.09
Net realized and unrealized gain (loss)	0.19	6.35		(0.85)		0.26		(3.32)

Total from investment operations	0.36	6.58		(0.79)		0.33		(3.23)

Less distributions to shareholders:
From net investment income	(0.52)	(0.06)		(0.05)		(0.11)		(0.01)
From net realized gains	(5.90)	—		—		—		(1.24)

Total distributions	(6.42)	(0.06)		(0.05)		(0.11)		(1.25)
Net asset value, end of period	$7.71	$13.77		$7.25		$8.09		$7.87
Total Return (a)	16.19%	91.04	%(b)	(9.82	)%(b)	4.41	%(b)	(27.45	)%(b)

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$82,153	$141,614		$105,354		$117,878		$113,927
Net expenses to average daily net assets	1.22%	1.25%		1.35%		1.28%		1.30%
Net investment income to average daily net assets	1.84%	1.76%		0.80%		1.01%		1.22%
Portfolio turnover rate	141%	39%		72%		68%		84%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%	0.07%		0.06%		0.09%		0.07%
Purchase premiums and redemption fees consisted of the following per share amounts: (†)	$0.06	$0.02		$0.00	(b)	$0.00	(b)	$0.03

(a)       The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)      Purchase premiums and redemption fees were less than $0.01 per share.

†               Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	14

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Financial Highlights

(For a Class VI share outstanding throughout the period)

Period from
September 23, 2004
(commencement
of operations) through
February 28, 2005
Net asset value, beginning of period	$6.52

Income from investment operations: †
Net investment income	0.03
Net realized and unrealized gain	1.44

Total from investment operations	1.47

Less distributions to shareholders:
From net investment income	(0.01)
From net realized gains	(0.26)

Total distributions	(0.27)
Net asset value, end of period	$7.72
Total Return (a)	23.05%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103,152
Net expenses to average daily net assets	0.71%*
Net investment income to average daily net assets	0.99%*
Portfolio turnover rate	141%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.16%*
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.04

(a)

The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

*	Annualized.
* *	Not Annualized.
†	Computed using average shares outstanding throughout the period.

15	See accompanying notes to the financial statements.

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund), (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe (“Emerging Markets”).  The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index.  Prior to September 23, 2004, the Fund’s benchmark was the Asia 7 Index, an index maintained by the Manager and composed of the S&P/IFCI (Investable) Country Indices of seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand), all of which are equally weighted.

As of February 28, 2005, the Fund had two classes of shares outstanding: Class III and Class VI. Effective September 23, 2004, the Fund began to offer Class VI shares. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The value of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  For other Assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  As of February 28, 2005, the total value of these securities represented 1.6% of net assets.

16

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE.  As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in

17

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The

18

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  As of February 28, 2005, the Fund held no indexed securities.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

19

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $31,425 and $23,273, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $2,165,190 collateralized by cash in the amount of $2,217,625 which was invested in a short-term instrument.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $55,670 for potential capital gains and repatriation taxes at February 28, 2005.  The accrual for capital gains and repatriation taxes is included in net unrealized loss in the Statement of Operations.  The Fund has incurred $602 related to capital gain taxes which is included in net realized gain in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $3,425,970 and $809,606, respectively and long-term capital gains - $36,991,721 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $596,404 and $842,932 of undistributed ordinary income and undistributed long-term capital gains, respectively.

20

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$160,968,947	$25,872,883	$(735,989)	$25,136,894

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net value of the Fund and is primarily attributable to passive foreign investment company transactions. The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(413,374)	$415,942	$(2,568)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

21

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Purchases and redemptions of Fund shares

Effective September 23, 2004, the premium on cash purchases and fees on redemptions of Fund shares are each 0.50% of the amount invested or redeemed.  Fund shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.  Prior to September 23, 2004, premiums on cash purchases and fees on redemption were each 0.80%.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004, the Fund received $503,084 and $59,456 in purchase premiums and $297,939 and $247,420 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

Investments in emerging countries present certain risks that are not inherent in many other securities.  Many emerging countries present elements of political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets.  Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund’s ability to repatriate amounts it receives.  The Fund may acquire interests in securities in anticipation of improving conditions in the related countries.  These factors may result in significant volatility in the values of its holdings.  The markets for emerging countries are relatively illiquid.  Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

3.              Fees and other transactions with affiliates

Effective September 23, 2004, GMO earns a management fee paid monthly at the annual rate of 0.40% of average daily net assets.  Prior to September 23, 2004, GMO earned a management fee at the annual rate of 0.81% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

Effective September 23, 2004, GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.40% of the average daily net assets.  Prior to September 23, 2004, the rate was 0.81% of the average daily net assets.

22

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended, was $735 and $71, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $167,320,940 and $143,124,779, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 66.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, less than 0.1% of the Fund was held by six related parties comprised of certain GMO employee accounts.

As of February 28, 2005, a significant portion of the Fund’s Shares was held by accounts for which the Manager has investment discretion.

23

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	8,481,852	$ 57,280,306	1,429,811	$ 15,518,829
Shares issued to shareholders in reinvestment of distributions	4,364,286	28,188,546	40,217	384,474
Shares repurchased	(12,472,068)	(111,658,413)	(5,724,218)	(67,210,127)
Purchase premiums and redemption fees	—	457,595	—	306,876
Net increase (decrease)	374,070	$(25,731,966)	(4,254,190)	$(50,999,948)

	Period from September 23, 2004
	(commencement of operations)
	through February 28, 2005
	Shares	Amount
Class VI:
Shares sold	13,013,063	$89,384,542
Shares issued to shareholders in reinvestment of distributions	350,886	2,459,715
Shares repurchased	—	—
Purchase premiums and redemption fees	—	343,428
Net increase	13,363,949	$92,187,685

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Quality Fund (formerly GMO Asia Fund) (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2004

25

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

26

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	0.86%	$1,000.00	$1,298.30	$4.90
2) Hypothetical	0.86%	$1,000.00	$1,020.53	$4.31

*       Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

Class VI
1) Actual	0.71%	$1,000.00	$1,230.50	$3.43
2) Hypothetical	0.71%	$1,000.00	$1,018.57	$3.10

*       Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 158 days in the period, divided by 365 days in the year.

27

GMO Emerging Markets Quality Fund (formerly GMO Asia Fund)

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $389,870 and recognized foreign source income of $3,050,688.

The Fund’s distributions to shareholders include $36,991,721 from long-term capital gains.

For taxable, non-corporate shareholders, 41.38% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

28

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

29

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 - February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Intrinsic Value Fund returned +9.6% for the fiscal year ended February 28, 2005, as compared to +13.7% for the Russell 1000 Value Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Sector selection detracted from relative performance for the period.  An overweight position in healthcare and an underweight position in oil & gas proved costly.  The portfolio’s underweight in the financial sector and overweight in the consumer goods sector both contributed to relative performance for the period.

The portfolio’s underperformance for the fiscal year was primarily attributed to stock selection.  The portfolio was hindered by selections made in retail stores, financial, and consumer goods issues, while some positive performance came from technology and oil & gas securities.

For the year, the portfolio’s valuation stock selection strategies detracted from overall performance, while the momentum strategy was flat relative to the benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	98.0%
Short-Term Investments	3.5
Mutual Fund	0.2
Rights And Warrants	0.0
Other Assets and Liabilities (net)	(1.7)
100.0%

Industry Sector Summary	% of Investments*
Financial	22.3%
Utility	14.5
Oil & Gas	12.9
Health Care	10.9
Retail Stores	8.7
Consumer Goods	8.0
Technology	7.2
Automotive	4.3
Construction	4.3
Manufacturing	2.3
Services	1.8
Food & Beverage	1.1
Primary Process Industry	0.9
Transportation	0.7
Machinery	0.1
100.0%

* The table excludes short-term investments.

1

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 98.0%

	Automotive — 4.2%
3,800	American Axle & Manufacturing Holdings, Inc.	100,396
5,800	ArvinMeritor, Inc.	97,788
7,000	Dana Corp.	100,940
12,600	Delphi Corp. (a)	86,562
200	Eaton Corp.	13,950
83,954	Ford Motor Co.	1,062,018
40,682	General Motors Corp.	1,451,127
1,700	Genuine Parts Co.	73,576
2,100	Goodyear Tire & Rubber Co. (The) *(a)	30,366
15,600	Harley-Davidson, Inc.	965,328
6,700	Johnson Controls, Inc.	395,970
6,600	Lear Corp.	344,190
		4,722,211

	Construction — 4.2%
12,500	Annaly Mortgage Management, Inc. REIT (a)	239,375
1,700	AvalonBay Communities, Inc. REIT	118,150
1,900	Beazer Homes USA, Inc.	326,648
3,700	Centex Corp.	235,283
10,450	D.R. Horton, Inc.	457,292
1,300	iStar Financial Inc. REIT	55,237
3,500	KB Home	436,800
4,800	Lafarge North America, Inc.	294,912
4,500	Lennar Corp.-Class A	273,690
3,400	Masco Corp.	114,648
3,731	MDC Holdings, Inc.	297,062
1,500	Plum Creek Timber Co., Inc.	56,325
3,600	Prologis Trust REIT	143,136
600	Public Storage, Inc. REIT	32,736
5,600	Pulte Homes, Inc.	436,912
1,400	Regency Centers Corp. REIT	71,400

2	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Construction — continued
6,600	Ryland Group, Inc.	459,030
2,500	Standard-Pacific Corp.	200,000
5,000	Toll Brothers, Inc. *	440,250
		4,688,886

	Consumer Goods — 7.9%
71,700	Altria Group, Inc.	4,707,105
2,200	Brunswick Corp.	102,608
1,500	Columbia Sportswear Co. *	84,075
39,100	Eastman Kodak Co. (a)	1,329,009
15,700	Jones Apparel Group, Inc.	498,789
2,500	Kimberly Clark Corp.	164,950
10,900	Liz Claiborne, Inc.	461,070
12,800	Maytag Corp.	195,072
8,400	Mohawk Industries, Inc. *	753,816
1,300	Reynolds American, Inc.	106,535
3,100	VF Corp.	185,256
4,200	Whirlpool Corp.	267,750
		8,856,035

	Financial — 21.8%
200	Aflac, Inc.	7,666
1,300	Allmerica Financial Corp. *	46,540
21,000	Allstate Corp. (The)	1,127,280
6,400	AMBAC Financial Group, Inc.	497,792
4,100	American Financial Group, Inc.	125,009
4,500	American International Group, Inc.	300,600
200	American National Insurance Co.	21,828
3,700	AmeriCredit Corp. *	87,172
4,900	AmerUs Group Co. (a)	235,837
4,600	AmSouth Bancorp (a)	114,908
2,000	Associated Banc Corp.	64,120
4,800	Astoria Financial Corp.	180,384
20,872	Bank of America Corp.	973,679
13,100	BB&T Corp.	512,865

See accompanying notes to the financial statements.	3

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
8,180	Bear Stearns Cos. (The), Inc.	813,910
11,600	Capital One Financial Corp.	889,488
16,200	Citigroup, Inc.	773,064
5,900	Colonial BancGroup (The), Inc.	120,183
10,200	Comerica, Inc.	582,216
700	Commerce Group, Inc.	47,733
2,100	Compass Bankshares, Inc.	95,361
8,600	Countrywide Financial Corp.	298,850
1,100	Cullen/Frost Bankers, Inc.	51,128
2,000	Downey Financial Corp.	125,300
800	Erie Indemnity Co.-Class A	41,064
30,000	Fannie Mae	1,753,800
17,037	Fidelity National Financial, Inc.	753,717
11,300	First American Corp.	413,015
4,800	First Horizon National Corp.	204,240
7,900	Flagstar Bancorp, Inc.	162,345
12,000	Freddie Mac	744,000
400	GATX Corp.	11,992
2,700	Greater Bay Bancorp	68,391
5,200	Hartford Financial Services Group, Inc.	374,140
500	Hibernia Corp.-Class A	12,835
3,200	Jefferson Pilot Corp.	156,672
24,480	JPMorgan Chase & Co.	894,744
10,900	KeyCorp	359,700
5,400	Lincoln National Corp.	252,990
13,000	Loews Corp.	926,640
59,700	MBNA Corp.	1,514,589
5,300	Metlife, Inc.	217,512
8,600	MGIC Investment Corp.	539,564
22,172	National City Corp.	793,092
4,200	Nationwide Financial Services, Inc.-Class A	154,560
13,200	Old Republic International Corp.	316,668
3,700	People’s Bank	141,340
4,500	PMI Group (The), Inc.	181,125
3,900	PNC Financial Services Group, Inc.	205,296
2,500	Protective Life Corp.	99,900

4	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Financial — continued
17,000	Providian Financial Corp. *	291,550
5,200	Radian Group, Inc.	251,316
5,701	Regions Financial Corp.	183,914
2,900	Ryder System, Inc.	123,134
500	Student Loan Corp.	98,650
2,500	Suntrust Banks, Inc.	181,100
12,700	Torchmark Corp.	661,797
1,300	Trustmark Corp.	35,776
3,000	U.S. Bancorp	89,250
1,100	Unitrin, Inc.	51,568
46,500	UnumProvident Corp.	786,780
2,900	Wachovia Corp.	153,729
2,750	Washington Federal, Inc.	65,313
47,700	Washington Mutual, Inc.	2,001,492
2,300	Webster Financial Corp.	100,740
1,200	Whitney Holding Corp.	53,160
		24,516,113

	Food & Beverage — 1.0%
2,200	Coca Cola Enterprises, Inc.	46,970
3,400	Corn Products International, Inc.	95,098
3,400	Hormel Foods Corp.	105,910
400	Lancaster Colony Corp.	17,044
4,400	PepsiAmericas, Inc.	100,100
19,700	Sara Lee Corp.	441,280
16,324	Tyson Foods, Inc.-Class A	277,834
1,400	WM Wrigley Jr. Co.	93,184
		1,177,420

	Health Care — 10.7%
2,900	Aetna, Inc.	423,458
14,400	AmerisourceBergen Corp.	862,560
16,200	Bristol-Myers Squibb Co.	405,486
15,500	Cigna Corp.	1,407,400
3,300	Guidant Corp.	242,187

See accompanying notes to the financial statements.	5

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Health Care — continued
9,800	Health Net, Inc. *	293,020
22,900	Johnson & Johnson	1,502,240
6,500	King Pharmaceuticals, Inc. *	62,075
6,200	Lincare Holdings, Inc. *	251,596
8,700	McKesson Corp.	324,858
64,600	Merck & Co., Inc.	2,047,820
125,300	Pfizer, Inc.	3,294,137
28,000	Tenet Healthcare Corp. *	305,480
6,200	UnitedHealth Group, Inc.	565,192
		11,987,509

	Machinery — 0.1%
3,600	National-Oilwell, Inc. *	163,224

	Manufacturing — 2.3%
4,900	American Standard Cos., Inc.	224,420
2,100	Bemis Co., Inc.	62,664
28,800	General Electric Co.	1,013,760
2,100	Illinois Tool Works, Inc.	188,475
10,600	Owens-IIlinois, Inc. *	263,834
2,400	Pactiv Corp. *	54,264
4,700	Pentair, Inc.	194,768
1,000	Precision Castparts Corp.	75,260
2,700	Smurfit-Stone Container Corp.	44,901
2,500	Sonoco Products Co.	72,700
6,600	SPX Corp.	293,832
1,000	Textron, Inc.	77,350
		2,566,228

	Oil & Gas — 12.6%
5,100	Amerada Hess Corp.	512,040
5,800	Anadarko Petroleum Corp.	445,788
3,400	Apache Corp.	213,792
9,000	Burlington Resources, Inc.	446,670
32,400	ChevronTexaco Corp.	2,011,392

6	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Oil & Gas — continued
8,709	ConocoPhillips	965,741
2,100	EOG Resources, Inc.	191,352
105,800	Exxon Mobil Corp.	6,698,198
8,100	Marathon Oil Corp.	383,454
8,700	Occidental Petroleum Corp.	611,349
3,600	Patterson-UTI Energy, Inc.	90,000
1,800	Sunoco, Inc.	178,380
2,200	Tesoro Corp. *	81,246
2,600	Unocal Corp.	140,660
17,000	Valero Energy Corp.	1,211,080
		14,181,142

	Primary Process Industry — 0.9%
900	Cytec Industries, Inc.	45,477
5,500	Dow Chemical Co.	303,325
1,200	Lubrizol Corp.	51,156
3,800	Nucor Corp.	236,892
3,500	Praxair, Inc.	156,905
3,800	Sherwin-Williams Co. (The)	168,340
2,500	Worthington Industries, Inc.	52,375
		1,014,470

	Retail Stores — 8.6%
5,600	Abercrombie & Fitch Co.-Class A	300,720
28,600	Albertson’s, Inc. (a)	640,354
1,000	American Eagle Outfitters, Inc.	54,130
22,200	Bed Bath & Beyond, Inc. *	832,944
3,800	BJ’s Wholesale Club, Inc. *	116,166
4,500	Blockbuster, Inc.-Class A	39,915
2,000	CDW Corp. (a)	114,940
1,200	Chico’s FAS, Inc. *	35,340
5,700	Costco Wholesale Corp.	265,563
3,600	Dollar General Corp.	76,428
7,500	Dollar Tree Stores, Inc. *	202,125
1,900	Family Dollar Stores, Inc.	62,548

See accompanying notes to the financial statements.	7

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Retail Stores — continued
93,600	Home Depot, Inc.	3,745,872
17,400	Kroger Co. *	313,026
9,600	Lowe’s Cos., Inc.	564,288
7,800	Rent-A-Center, Inc. *	202,410
200	Ross Stores, Inc.	5,600
39,300	Safeway, Inc. *	723,120
2,300	Sears Roebuck & Co.	114,839
11,200	Supervalu, Inc.	355,824
300	Target Corp.	15,246
21,100	TJX Cos., Inc.	515,262
2,800	Walgreen Co.	119,924
3,800	Wal-Mart Stores, Inc.	196,118
		9,612,702

	Services — 1.8%
9,350	Applebee’s International, Inc.	266,569
9,400	Brinker International, Inc. *	355,884
3,900	Brink’s Co. (The)	135,174
4,100	Caesars Entertainment, Inc. *	82,246
7,000	Cendant Corp.	154,840
7,000	Manpower, Inc.	305,900
1,300	MGM Grand, Inc. *	96,421
7,700	Outback Steakhouse, Inc.	345,807
2,000	Regis Corp.	78,800
7,500	Sabre Holdings Corp.	158,100
		1,979,741

	Technology — 7.1%
900	Affiliated Computer Services, Inc.-Class A *	46,530
400	Arrow Electronics, Inc. *	10,760
4,600	Boeing Co. (The)	252,862
79,200	Dell, Inc. *	3,175,128
20,600	Electronic Data Systems Corp.	438,780
24,000	First Data Corp.	984,480
3,400	Goodrich Corp.	125,902

8	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Technology — continued
1,800	Harris Corp.	120,060
30,487	Hewlett-Packard Co.	634,130
10,000	Ikon Office Solutions, Inc.	105,500
9,800	Ingram Micro, Inc.—Class A *	175,616
5,600	Lexmark International, Inc. *	448,728
8,400	Lockheed Martin Corp.	497,448
600	NCR Corp. *	23,394
20,300	Oracle Corp. *	262,073
5,000	Raytheon Co.	191,200
3,300	Rockwell Automation, Inc.	205,095
2,500	Tech Data Corp. *	102,475
2,400	W.W. Grainger, Inc.	150,672
		7,950,833

	Transportation — 0.6%
8,200	Burlington Northern Santa Fe Corp.	412,214
3,400	CNF, Inc.	155,958
4,100	Norfolk Southern Corp.	147,149
		715,321

	Utility — 14.2%
9,900	AES Corp. (The) *	165,726
3,300	Allegheny Energy, Inc. *	62,469
2,300	Alliant Energy Corp.	61,525
4,300	Alltel Corp.	245,960
200	Ameren Corp.	10,294
20,500	American Electric Power Co., Inc.	684,700
76,491	AT&T Corp.	1,486,220
68,300	BellSouth Corp.	1,762,140
11,600	Centerpoint Energy, Inc.	138,968
8,200	CMS Energy Corp. *	99,548
3,400	Consolidated Edison, Inc.	145,350
6,700	DTE Energy Co.	296,274
22,400	Duke Energy Corp.	604,576
2,300	Duquesne Light Holdings, Inc. (a)	43,079

See accompanying notes to the financial statements.	9

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Utility — continued
13,700	Edison International	444,976
51,100	El Paso Corp.	630,063
1,400	Entergy Corp	96,768
1,000	Equitable Resources, Inc.	59,350
5,400	Exelon Corp.	244,944
4,600	FirstEnergy Corp.	189,704
2,200	FPL Group, Inc.	174,570
1,700	Great Plains Energy, Inc.	52,683
4,200	NiSource, Inc.	95,088
2,100	OGE Energy Corp.	54,495
16,500	PG&E Corp. *	580,470
400	Pinnacle West Capital Corp.	16,700
2,200	PPL Corp.	119,988
4,700	Progress Energy, Inc. (a)	203,698
4,600	Public Service Enterprise Group, Inc.	250,930
3,300	Puget Energy, Inc.	75,636
122,853	SBC Communications, Inc.	2,954,615
4,400	Sempra Energy	176,000
5,400	Southern Co.	173,448
4,100	Sprint Corp.-FON Group	97,088
7,500	TECO Energy, Inc. (a)	119,175
2,500	TXU Corp.	190,625
86,652	Verizon Communications, Inc.	3,116,872
5,000	Xcel Energy, Inc.	88,600
		16,013,315

	TOTAL COMMON STOCKS (COST $98,234,011)	110,145,150

	MUTUAL FUND — 0.2%

207,193	Dreyfus Cash Management Plus Fund (b)	207,193

	TOTAL MUTUAL FUND (COST $207,193)	207,193

10	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	RIGHTS AND WARRANTS — 0.0%

	Technology — 0.0%
800	Seagate Technology Inc., Rights (c)	8

	TOTAL RIGHTS AND WARRANTS (COST $0)	8

	SHORT-TERM INVESTMENTS — 3.5%

	Cash Equivalent — 2.3%
2,574,957	Harris Trust & Savings Bank Eurodollar Overnight, 2.52%, due 3/3/05 (b)	2,574,957

	U.S. Government — 0.1%
200,000	U.S. Treasury Bill, 2.35%, due 3/24/05 (d)	199,751

	Repurchase Agreement — 1.1%
1,242,008	Citigroup Global Markets Repurchase Agreement, dated 2/28/05, due 3/01/05, with a maturity value of $1,242,067, and an effective yield of 1.70%, collateralized by a U.S. Treasury Note with a rate of 5.75%, maturity date of 11/15/05, and a market value, including accrued interest of $1,266,851.	1,242,008

	TOTAL SHORT-TERM INVESTMENTS (COST $4,016,716)	4,016,716

	TOTAL INVESTMENTS — 101.7%
	(Cost $102,457,920)	114,369,067

	Other Assets and Liabilities (net) — (1.7%)	(1,957,907)

	TOTAL NET ASSETS — 100.0%	$112,411,160

See accompanying notes to the financial statements.	11

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	All or a portion of this security is out on loan (Note 2).
(b)	Investment of security lending collateral (Note 2).
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(d)	Rate shown represents yield-to-maturity.

12	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $2,676,362 (cost $102,457,920) (Note 2)	$114,369,067
Receivable for investments sold	3,042,734
Dividends and interest receivable	201,046
Receivable for expenses reimbursed by Manager (Note 3)	12,208

Total assets	117,625,055

Liabilities:
Payable for investments purchased	2,340,858
Payable upon return of securities loaned (Note 2)	2,782,150
Payable to affiliate for (Note 3):
Management fee	28,678
Shareholder service fee	13,035
Trustees and Chief Compliance Officer fees	206
Accrued expenses	48,968

Total liabilities	5,213,895
Net assets	$112,411,160

Net assets consist of:
Paid-in capital	$96,949,064
Accumulated undistributed net investment income	296,698
Accumulated net realized gain	3,254,251
Net unrealized appreciation	11,911,147
$112,411,160

Net assets attributable to:
Class III shares	$112,411,160

Shares outstanding:
Class III	9,596,823

Net asset value per share:
Class III	$11.71

See accompanying notes to the financial statements.	13

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends	$ 2,031,353
Interest (including securities lending income of $3,970)	26,380

Total income	2,057,733

Expenses:
Management fee (Note 3)	299,068
Shareholder service fee (Note 3) - Class III	135,940
Custodian, fund accounting agent and transfer agent fees	42,908
Audit and tax fees	41,105
Legal fees	2,900
Trustees fees and related expenses (Note 3)	1,485
Registration fees	4,988
Miscellaneous	2,694
Total expenses	531,088
Fees and expenses reimbursed by Manager (Note 3)	(94,253)
Net expenses	436,835

Net investment income	1,620,898

Realized and unrealized gain:
Net realized gain on:
Investments	8,428,022
Closed futures contracts	128,151

Net realized gain	8,556,173

Change in net unrealized appreciation (depreciation) on investments	439,044

Net realized and unrealized gain	8,995,217

Net increase in net assets resulting from operations	$10,616,115

14	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,620,898	$ 1,176,192
Net realized gain	8,556,173	1,296,041
Change in net unrealized appreciation (depreciation)	439,044	22,332,711

Net increase in net assets from operations	10,616,115	24,804,944

Distributions to shareholders from:
Net investment income
Class III	(1,499,897)	(1,160,172)
Net realized gains
Class III	(4,765,958)	—

	(6,265,855)	(1,160,172)
Net share transactions (Note 7):
Class III	36,129,973	(13,637,016)

Total increase in net assets	40,480,233	10,007,756

Net assets:
Beginning of period	71,930,927	61,923,171
End of period (including accumulated undistributed net investment income of $296,698 and $176,685, respectively)	$112,411,160	$71,930,927

See accompanying notes to the financial statements.	15

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.36	$8.05	$10.73	$10.84	$8.79

Income from investment operations:
Net investment income	0.20 †	0.17 †	0.15 †	0.18 †	0.20
Net realized and unrealized gain (loss)	0.86	3.31	(2.36)	0.05	2.06

Total from investment operations	1.06	3.48	(2.21)	0.23	2.26

Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.15)	(0.20)	(0.14)
From net realized gains	(0.52)	—	(0.32)	(0.14)	(0.07)

Total distributions	(0.71)	(0.17)	(0.47)	(0.34)	(0.21)
Net asset value, end of period	$11.71	$11.36	$8.05	$10.73	$10.84
Total Return (a)	9.59%	43.68%	(21.05)%	2.16%	26.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112,411	$71,931	$61,923	$97,622	$50,864
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.79%	1.77%	1.56%	1.67%	2.04%
Portfolio turnover rate	60%	65%	114%	61%	89%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%	0.14%	0.15%	0.09%	0.17%

(a)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†     Computed using average shares outstanding throughout the period.

16	See accompanying notes to the financial statements.

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 25, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks long-term capital growth through investment in equity securities.  The Fund’s benchmark is the Russell 1000 Value Index.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  As of February 28, 2005, the total value of these securities represented less than 0.01% of net assets

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.

17

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap contracts.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the

18

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  See the Schedule of Investments for the repurchase agreement held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $46,521 and $42,551, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $2,676,362 collateralized by cash in the amount of $2,782,150 which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid was as follows: ordinary income - $2,410,480 and $1,160,172, respectively and long term capital gains - $3,855,375 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $1,061,113 of undistributed ordinary income and $3,140,030 of undistributed long-term capital gains.

19

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$103,108,114	$14,364,410	$(3,103,457)	$11,260,953

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(988)	$988	$ —

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan,

20

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $878 and $46, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $84,859,424 and $53,894,641, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholders and related parties

At February 28, 2005, 89.9% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund’s shares outstanding.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.1% of the Fund was held by two related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

21

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	3,682,928	$ 40,787,942	1,132,766	$ 10,691,859
Shares issued to shareholders in reinvestment of distributions	508,422	5,788,469	77,313	743,095
Shares repurchased	(929,209)	(10,446,438)	(2,568,153)	(25,071,970)
Net increase (decrease)	3,262,141	$ 36,129,973	(1,358,074)	$(13,637,016)

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

23

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.48%	$1,000.00	$1,113.80	$2.52
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period and divided by 365 days in the year.

24

GMO Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $3,855,375 from long-term capital gains.

For taxable, non-corporate shareholders, 74.93% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 70.30% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

25

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

26

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Shares of the GMO Short-Duration Collateral Fund returned +2.0% for the fiscal year ended February 28, 2005, compared to +1.7% for the J.P. Morgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 0.3%.  This outperformance was attributable to contributions from cash management strategies as well as from instrument selection.  At fiscal year-end, approximately 98.5% of the portfolio was AAA-rated.  At fiscal year-end, approximately 75% of the Fund was invested in asset-backed securities.  These included issues backed by commercial and residential mortgage, credit card, and auto loan receivables.  About 14% of the Fund was invested in U.S. Treasury notes and cash equivalents, 2% in corporate bonds, 2% in U.S. Government-backed bonds, and 7% in collateralized bonds.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Debt Obligations	86.9%
Short-Term Investments	11.9
Mutual Funds	1.4
Call Options Purchased	0.0
Futures	0.0
Forward Contracts	(0.1)
Swaps	(0.2)
Other Assets and Liabilities (net)	0.1
100.0%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Debt Obligations
Residential Home Equity (United States)	18.5%
Credit Cards	14.5
Residential Mortgaged-Backed Securities (Australian)	7.0
Student Loans	5.6
Residential Prime Mortgages (European)	4.8
Business Loans	4.4
U.S. Government	4.4
Auto Financing	4.2
Insured Auto Financing	3.6
U.S. Government Agency	2.6
Corporate Debt	2.5
Insured Residential Prime Mortgages (United States)	2.4
Investment Grade Corporate Collateralized Debt Obligations	2.4
Rate Reduction Bond	2.3
Insured High Yield Collateralized Debt Obligations	2.2
CMBS	1.9
Insured Mortgage-Backed Securities (European)	1.9
Insured Residential Home Equity (United States)	1.8
Residential Prime Mortgages (United States)	1.8
Insured Credit Cards	1.5
Insurance Premiums	1.2
Insured Perpetual Loan Collateralized Debt Obligations	1.1
Trade Receivable	1.1
Airlines	0.9
Insured Business Loans	0.8
Insured Insurance Premiums	0.8
CMBS Collateralized Debt Obligations	0.7
ABS - Collateralized Debt Obligations	0.5
High Yield Collateralized Debt Obligations	0.5
Insured Emerging Markets Collateralized Debt Obligations	0.5
Equipment Leases	0.4
Insured Transportation	0.4
Insured Time Share Mortgage	0.4
Collateralized Loan Obligations	0.2
Insured Collateralized Loan Obligations	0.2
Emerging Markets Collateralized Debt Obligations	0.0
100.0%

2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 86.9%

	Asset-Backed Securities — 78.7%

	ABS Collateralized Debt Obligations — 0.4%
15,000,000	Paragon CDO, Ltd Series 04-1A Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.32%, due 10/20/44	14,997,661

	Airlines — 0.8%
23,000,000	Aircraft Finance Trust Series 99-1A Class A1, Variable Rate, 1 mo. LIBOR + .48%, 3.07%, due 05/15/24	15,870,000
12,356,356	Continental Airlines Inc. Series 991A, 6.55%, due 02/02/19	12,171,011
		28,041,011

	Auto Financing — 3.6%
15,000,000	Capital Auto Receivables Asset Trust (GMAC) Series 03-1 Class A3A, 2.75%, due 04/16/07	14,896,875
13,000,000	Chesapeake Funding LLC Series 04-1A Class A2, 144A, Variable Rate, 1 mo. LIBOR + .16%, 2.75%, due 07/07/16	13,010,140
30,000,000	Daimler Chrysler Master Owner Trust Series 04-B Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.60%, due 08/17/09	30,037,500
18,000,000	Ford Credit Auto Owner Trust Series 03-A Class A4A, 2.70%, due 06/15/07	17,895,240
15,000,000	Nissan Auto Receivables Owner Trust Series 04-C Class A4, Variable Rate 1 mo. LIBOR+ .04%, 2.63%, due 03/15/10	15,009,375
16,000,000	Volkswagen Auto Lease Trust Series 04-A Class A4B, Variable Rate 1 mo. LIBOR + .10%, 2.70%, due 08/20/10	16,018,560
20,000,000	Volkswagen Credit Auto Master Trust Series 00-1 Class A, Variable Rate, 1 mo. LIBOR +.16%, 2.75%, due 08/20/07	20,010,000
		126,877,690

	Business Loans — 3.8%
13,392,136	Bayview Commercial Asset Trust Series 04-1 Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 3.01%, due 04/25/34	13,396,327
9,884,390	Bayview Commercial Asset Trust Series 04-3 Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 3.02%, due 01/25/35	9,884,390

See accompanying notes to the financial statements.	3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Business Loans — continued
20,000,000	Capitalsource Commercial Loan Trust Series 04-1A Class A2, 144A, Variable Rate, 1 mo. LIBOR + .33%, 2.93%, due 04/20/13	20,045,200
10,000,000	Capitalsource Commercial Loan Trust Series 04-2A Class A2, Variable Rate, 1 mo. LIBOR + .11%, 2.85%, due 08/20/13	10,000,000
7,500,000	CNH Equipment Trust Series 04-A Class A4A, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 09/15/11	7,503,516
22,694,458	COLTS Trust Series 04-1A Class A, 144A, Variable Rate, 3 mo. LIBOR + .34%, 2.83%, due 09/15/14	22,717,380
9,682,147	GE Business Loan Trust Series 04-1 Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 2.88%, due 05/15/32	9,715,938
13,000,000	Navistar Financial Dealer Note Master Trust Series 05-1 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.78%, due 02/25/13	12,999,870
20,000,000	Navistar Financial Dealer Note Master Trust Series 98-1 Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.81%, due 07/25/11	20,006,250
5,619,101	The Money Store Business Loan Backed Trust Series 99-1 Class AN, Variable Rate, 1 mo. LIBOR +.50%, 3.09%, due 09/15/17	5,584,319
		131,853,190

	CMBS — 1.7%
19,872,665	J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 04-FL1A Class A1, 144A, Variable Rate, 1 mo. LIBOR + .17%, 2.76%, due 04/16/19	19,876,639
22,890,385	Lehman Brothers Commercial Mortgage Series 04-LLFA Class A1, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.72%, due 10/15/17	22,886,814
15,057,536	Morgan Stanley Dean Witter Capital I Series 03-TOP9 Class A1, 3.98%, due 11/13/36	14,728,152
		57,491,605

	CMBS Collateralized Debt Obligations — 0.6%
19,924,112	Crest Exeter Street Solar Series 04-1A Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 2.90%, due 06/28/19	19,939,055

	Collateralized Loan Obligations — 0.2%
6,000,000	Archimedes Funding IV (Cayman) Ltd 4A A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 3.35%, due 02/25/13	5,999,940

4	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)		Description	Value ($)

		Credit Cards — 12.6%
15,000,000		American Express Credit Account Master Trust Series 01-6 Class A, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 12/15/08	15,024,609
15,000,000		American Express Credit Account Master Trust Series 02-6 Class A, Variable Rate, 1 mo. LIBOR + .14%, 2.73%, due 03/15/10	15,047,461
5,000,000		American Express Credit Account Master Trust Series 03-1 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 09/15/10	5,011,500
20,000,000		Bank One Issuance Trust Series 02-A5 Class A5, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 06/15/10	20,056,200
5,000,000		Bank One Issuance Trust Series 03 Class A1, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 09/15/10	5,013,950
20,000,000		Capital One Master Trust Series 00-4 Class A, Variable Rate, 1 mo. LIBOR + .14%, 2.73%, due 08/15/08	20,018,000
15,000,000		Capital One Multi-Asset Execution Trust Series 04-A3 Class A3, Variable Rate, 1 mo. LIBOR + .10%, 2.69%, due 02/15/12	15,030,465
26,275,000		Capital One Multi-Asset Execution Trust Series 04-A7 Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.94%, due 06/16/14	26,369,853
25,000,000		Chase Credit Card Master Trust Series 01-6 Class A, Variable Rate, 1 mo. LIBOR + .13%, 2.72%, due 03/16/09	25,062,500
15,650,000		Chase Credit Card Master Trust Series 02-1 Class A, Variable Rate, 1 mo. LIBOR +.10%, 2.69%, due 06/15/09	15,679,955
20,000,000		Citibank Credit Card Issuance Trust Series 04-A3 Class A3, Variable Rate, 3 mo. LIBOR + .07%, 2.76%, due 07/25/11	20,025,781
23,000,000		Discover Card Master Trust I Series 00-5 Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.77%, due 11/15/07	23,017,969
10,000,000		Discover Card Master Trust I Series 02-3 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 11/17/09	10,022,266
4,000,000		Discover Card Master Trust I Series 03-2 Class A, Variable Rate, 1 mo. LIBOR + .13%, 2.72%, due 08/15/10	4,008,750
12,000,000		Discover Card Master Trust I Series 03-4 Class A1, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 05/15/11	12,003,750
GBP	10,000,000	Earls Five Ltd Series EMTN, 3 mo. GBP LIBOR + .14%, 4.99%, due 02/27/08	19,250,992
20,000,000		Gracechurch Card Funding Plc Series 03-3 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 03/15/10	20,053,125
20,000,000		Gracechurch Card Funding Plc Series 2 Class A, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 10/15/09	20,057,031
27,000,000		MBNA Credit Card Master Note Trust Series 03-A3 Class A3, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 08/16/10	27,064,800

See accompanying notes to the financial statements.	5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Credit Cards — continued
14,000,000	MBNA Credit Card Master Note Trust Series 04-A7 Class A7, Variable Rate, 1 mo. LIBOR + .10%, 2.69%, due 12/15/11	14,025,156
15,000,000	MBNA Credit Card Master Note Trust Series 04-A8 Class A8, Variable Rate, 1 mo. LIBOR + .15%, 2.74%, due 01/15/14	15,028,711
8,000,000	Neiman Marcus Group Credit Card Master Trust Series 00-1 Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 2.86%, due 04/15/08	8,003,200
9,100,000	Nordstrom Credit Card Master Note Trust Series 02-1A Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 2.86%, due 10/13/10	9,137,324
25,000,000	Pillar Funding Plc Series 04-2 Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.63%, due 09/15/11	25,008,789
18,000,000	World Financial Network Credit Card Master Trust Series 02-A Class A, Variable Rate, 1 mo. LIBOR + .43%, 3.02%, due 08/15/11	18,137,340
25,000,000	World Financial Network Credit Card Master Trust Series 04-A Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.77%, due 03/15/13	25,031,250
7,000,000	World Financial Network Credit Card Master Trust Series 04-B Class A, Variable Rate, 1 mo. LIBOR + .10%, 2.69%, due 07/15/10	7,001,094
		439,191,821

	Emerging Markets Collateralized Debt Obligations — 0.0%
1,135,026	Oasis CBO Ltd, 144A, Variable Rate, 6 mo. LIBOR + 1.42%, 4.05%, due 09/15/11	1,133,732

	Equipment Leases — 0.3%
12,000,000	Marlin Leasing Receivables LLC Series 04-1A Class A2, 144A, Variable Rate, 1 mo. LIBOR + .22%, 2.81%, due 01/15/07	12,000,000

	High Yield Collateralized Debt Obligations — 0.4%
3,758,951	Nomura CBO Ltd Series 97-2 Class A2, 144A, Step up, 6.26%, due 10/30/09	3,815,335
7,898,618	Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A, Step Up, 6.33%, due 09/15/09	7,967,099
3,884,785	SHYPPCO Finance Co Series 1I Class A-2B, 144A, 6.64%, due 06/15/10	3,739,106
		15,521,540

6	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Insurance Premiums — 1.0%
25,000,000	AICCO Premium Finance Master Trust Series 04-1A Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.77%, due 11/17/08	25,021,484
11,000,000	Mellon Bank Premium Finance Loan Master Trust Series 04-1 Class A, Variable Rate, 3 mo. LIBOR + .16%, 2.65%, due 06/15/09	10,998,350
		36,019,834

	Insured Auto Financing — 3.1%
30,000,000	Aesop Funding II LLC Series 03-2A Class A1, 144A, MBIA, 2.74%, due 06/20/07	29,676,300
17,500,000	Aesop Funding II LLC Series 03-5A Class A2, 144A, XL Capital Assurance, Variable Rate, 1 mo. LIBOR + .38%, 2.98%, due 12/20/09	17,658,550
9,000,000	Aesop Funding II LLC Series 04-2A Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .12%, 2.72%, due 04/20/08	9,012,656
10,000,000	Aesop Funding II LLC Series 05-1A Class A3, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.77%, due 04/20/10	10,000,000
17,000,000	Capital One Auto Finance Trust Series 04-A Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .10%, 2.69%, due 03/15/11	17,010,540
11,000,000	Capital One Auto Finance Trust Series 04-B Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 08/15/11	11,009,570
15,000,000	Rental Car Finance Corp Series 04-1A Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 2.85%, due 06/25/09	15,036,105
		109,403,721

	Insured Business Loans — 0.7%
10,743,458	CNL Commercial Mortgage Loan Trust Series 03-2A Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 3.09%, due 10/25/30	10,792,663
12,000,000	Golden Securites Corp Series 03-A Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 2.89%, due 12/02/13	12,004,440
		22,797,103

	Insured Collateralized Loan Obligations — 0.2%
6,520,299	PAM Capital Funding Corp Series 98-1W Class A, 144A, FSA, Variable Rate, 3 mo. LIBOR + 17%, 2.91%, due 05/01/10	6,471,397

See accompanying notes to the financial statements.	7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Insured Credit Cards — 1.3%
11,000,000	Cabela’s Master Credit Card Trust Series 03-1A Class A, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .30%, 2.89%, due 01/15/10	11,082,930
35,000,000	Cabela’s Master Credit Card Trust Series 04-2A Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 2.71%, due 03/15/11	35,068,950
		46,151,880

	Insured Emerging Markets Collateralized Debt Obligations — 0.4%
13,954,133	Anfield Road I Ltd Series 1 Class A, CapMAC, PTE, Variable Rate, 6 mo. LIBOR + .25%, 2.18%, due 11/06/06	13,773,985

	Insured High Yield Collateralized Debt Obligations — 1.9%
2,592,561	Cigna CBO Ltd Series 96-1 Class A2, 144A, CapMAC, Step Up, 6.46%, due 11/15/08	2,670,338
2,814,614	Clydesdale CBO 1 Ltd Series 1A Class A2 144A, FSA, 6.83%, due 03/25/11	2,877,942
3,435,375	DLJ CBO Ltd Series 1A Class A2, 144A, FSA, 6.68%, due 04/15/11	3,504,082
2,592,719	FC CBO Series 03-1AW Class A1, 144A, AMBAC, Variable Rate, 6 mo. LIBOR + .38%, 3.01%, due 06/03/09	2,592,719
10,000,000	GSC Partners CDO Fund Ltd Series 03-4A Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 2.97%, due 12/16/15	10,000,000
7,465,169	GSC Partners CDO Fund Ltd Series 1A Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .40%, 2.77%, due 05/09/12	7,464,796
21,296,841	GSC Partners CDO Fund Ltd Series 2A Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 3.06%, due 05/22/13	21,364,990
8,892,909	Northstar CBO Ltd Series 97-2I Class A2, 144A, 4.12%, due 07/15/09	8,892,909
7,866,228	Spirit CBO Series 03-4AW, Variable Rate, 6 mo. LIBOR + .55%, 3.10%, due 05/23/11	7,866,228
		67,234,004

	Insured Insurance Premiums — 0.7%
25,000,000	PFS Financing Corp Series 01-FA Class A, MBIA, 144A, Variable Rate, 1 mo. LIBOR + .33%, 2.92%, due 06/15/08	25,053,000

8	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)		Description	Value ($)

		Insured Perpetual Loan Collateralized Debt Obligations — 0.9%
33,653,846		Augusta Funding Ltd Series 10A Class F-1, 144A, CapMAC, Variable Rate, 3 mo. LIBOR + .25%, 2.81%, due 06/30/17	32,938,702

		Insured Residential Mortgage-Backed Securities (United States) — 1.7%
14,300,450		Accredited Mortgage Loan Trust Series 04-1 Class A2, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 2.95%, due 04/25/34	14,291,513
12,531,406		Citigroup Mortgage Loan Trust Inc Series 03-HE3 Class A, Variable Rate, 1 mo. LIBOR + .38%, 3.03%, due 12/25/33	12,574,764
9,285,022		Quest Trust Series 03-X4A, 144A, AMBAC, Variable Rate, 1 mo LIBOR + .43%, 3.08%, due 12/25/33	9,302,524
6,356,332		Quest Trust Series 04-X1 Class A, Variable Rate, 1 mo. LIBOR + .33%, 2.98%, due 03/25/34	6,356,332
10,929,233		Residential Asset Securities Corp Series 02-KS3 Class A1B, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 2.90%, due 05/25/32	10,941,255
4,644,482		Residential Asset Securities Corp Series 02-KS5 Class AIB3, Variable Rate, 1 mo. LIBOR + .27%, 2.92%, due 08/25/32	4,648,836
			58,115,224

		Insured Residential Mortgage-Backed Securities (European) — 1.6%
GBP	13,719,465	RMAC Series 03-NS1A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.31%, due 06/12/35	26,543,415
GBP	15,500,000	RMAC Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.26%, due 09/12/35	29,967,743
			56,511,158

		Insured Residential Prime Mortgages (United States) — 2.1%
8,576,158		Chevy Chase Mortgage Funding Corp Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 2.99%, due 10/25/34	8,592,238
5,612,641		GreenPoint Home Equity Loan Trust Series 04-1 Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 2.88%, due 07/25/29	5,612,697
7,463,284		GreenPoint Home Equity Loan Trust Series 04-4 Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 2.87%, due 08/15/30	7,469,330
14,580,218		Lehman ABS Corporation Series 04-2 Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 2.87%, due 06/25/34	14,580,218
3,922,039		Residential Funding Mortgage Securities II Series 03-HS1 Class AII, Variable Rate, 1 mo. LIBOR + .29%, 2.94%, due 12/25/32	3,918,362

See accompanying notes to the financial statements.	9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Insured Residential Prime Mortgages (United States) — continued
15,401,409	Wachovia Asset Securitization Inc Series 02-HE1 Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 3.02%, due 09/27/32	15,434,984
16,920,907	Wachovia Asset Securitization Inc Series 04-HE1 Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 2.87%, due 06/25/34	16,918,030
		72,525,859

	Insured Time Share Mortgage — 0.4%
12,542,898	Cendant Timeshare Receivables Funding LLC Series 04-1A Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 2.78%, due 05/20/16	12,542,885

	Insured Transportation — 0.4%
13,750,000	GE Seaco Finance Series 04-1A Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 2.89%, due 04/17/19	13,750,000

	Investment Grade Corporate Collateralized Debt Obligations — 2.1%
20,000,000	Counts Trust Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 3.46%, due 09/20/09	20,500,000
7,000,000	Morgan Stanley Aces SPC Series 04-12 Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.37%, due 08/05/09	6,986,875
10,000,000	Morgan Stanley Aces SPC Series 04-12 Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.02%, due 08/05/09	9,981,250
6,000,000	Morgan Stanley Aces SPC Series 04-15 Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.92%, due 12/20/09	5,988,750
11,000,000	Morgan Stanley Aces SPC/US Series 04-15 Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.12%, due 12/20/09	10,986,250
3,000,000	Morgan Stanley Aces SPC/US Series 04-15 Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 3.22%, due 12/20/09	2,994,375
16,000,000	Morgan Stanley Aces SPC/US Series 05-2A Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.34%, due 03/20/10	15,980,000
		73,417,500

10	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Rate Reduction Bond — 2.0%
17,331,370	California Infrastructure PG&E Series 97-1 Class A7, 6.42%, due 09/25/08	17,688,829
23,000,000	Massachusetts RRB Special Purpose Trust Series 05-1 Class A3, 4.13%, due 09/15/13	22,935,312
30,000,000	PG&E Energy Recovery Funding LLC Series 05-1 Class A4, 4.37%, due 06/25/14	29,578,500
		70,202,641

	Residential Home Equity (United States) — 16.1%
21,704,000	ACE Securities Corp. Series 04-OP1 Class A2B, Variable Rate, 1 mo. LIBOR + .22%, 2.87%, due 04/25/34	21,690,978
13,262,542	Aegis Asset Backed Securities Trust Series 04-1 Class A, Variable Rate, 1 mo. LIBOR + .35%, 3.00%, due 04/25/34	13,262,542
15,000,000	Aegis Asset Backed Securities Trust Series 04-5 Class 1A2, Variable Rate, 1 mo. LIBOR + .34%, 2.99%, due 03/25/31	15,046,800
29,835,000	Aegis Asset Backed Securities Trust Series 04-6 Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 2.92%, due 03/25/35	29,849,022
25,000,000	Ameriquest Mortgage Securities Inc Series 04-FRI Class A-2, Variable Rate, 1 mo. LIBOR + .13%, 2.78%, due 05/25/34	25,003,906
18,000,000	Ameriquest Mortgage Securities Inc Series 04-R2 Class A3, Variable Rate, 1 mo. LIBOR + .20%, 2.85%, due 04/25/34	18,000,000
22,000,000	Argent Securities Inc Series 04-W8 Class A5, Variable Rate, 1 mo. LIBOR + .52%, 3.17%, due 05/25/34	22,037,812
10,000,000	Asset Backed Funding Certificates Series 04-OPT3 Class A3, Variable Rate, 1 mo. LIBOR +.19%, 2.84%, due 02/25/30	9,998,437
10,000,000	Bayview Financial Acquisition Trust Series 04-B Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 3.06%, due 05/28/39	10,000,000
10,400,000	Bayview Financial Acquisition Trust Series 04-B Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.65%, due 05/28/39	10,452,000
15,000,000	Bayview Financial Acquisition Trust Series 05-A Class A1, Variable Rate, 1 mo. LIBOR + .50%, 3.15%, due 02/28/40	15,000,000
17,270,000	Centex Home Equity Series 04-B Class AV3, Variable Rate, 1 mo. LIBOR + .20%, 2.85%, due 03/25/34	17,280,794
16,126,561	Centex Home Equity Series 04-C Class AV3, Variable Rate, 1 mo. LIBOR + .13%, 2.78%, due 11/25/28	16,123,335
9,400,000	Centex Home Equity Series 05-A Class AV2, Variable Rate, 1 mo. LIBOR + .20%, 2.75%, due 07/25/34	9,391,187
7,000,000	Centex Home Equity Series 05-A Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 2.89%, due 01/25/35	7,019,687

See accompanying notes to the financial statements.	11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Residential Home Equity (United States) — continued
4,325,278	Chase Funding Mortgage Loan Trust Series 03-3 Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 2.92%, due 04/25/33	4,330,684
17,000,000	CIT Group Home Equity Loan Trust Series 03-1 Class A3, 2.79%, due 03/20/29	16,893,920
7,385,296	Citifinancial Mortgage Securities Inc Series 04-1 Class AF1, Variable Rate, 1 mo. LIBOR + .09%, 2.74%, due 04/25/34	7,382,047
8,897,770	Citigroup Mortgage Loan Trust Inc Series 04-OPT1 Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 3.06%, due 10/25/34	8,911,673
1,561,462	Countrywide Asset-Backed Certificates Series 04-2 Class 3A1, Variable Rate, 1 mo. LIBOR +.08%, 2.73%, due 04/25/23	1,561,446
20,000,000	Countrywide Asset-Backed Certificates Series 04-9 Class 2AV2, Variable Rate, 1 mo. LIBOR + .34%, 2.99%, due 05/25/33	20,043,750
9,786,180	Credit-Based Asset Servicing and Securitization Series 04-CB4 Class A1, Variable Rate, 1 mo. LIBOR + .17%, 2.82%, due 05/25/35	9,789,508
14,349,659	Credit-Based Asset Servicing and Securitization Series 04-CB6 Class AV1, Variable Rate, 1 mo. LIBOR + .33%, 2.98%, due 07/25/35	14,374,323
6,929,275	Deutsche Mortgage Securities Inc Series 04-3 Class 1A1, Variable Rate, 1 mo. LIBOR + .18%, 2.83%, due 03/25/34	6,928,734
10,849,930	Equity One ABS Inc Series 04-1 Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 2.95%, due 04/25/34	10,861,797
8,560,683	Equity One ABS Inc Series 04-2 Class AF1, Variable Rate, 1 mo. LIBOR + .11%, 2.76%, due 07/25/34	8,559,656
3,772,592	First Franklin Mortgage Loan Asset Backed Certificate Series 04-FF2 Class A2, Variable Rate, 1 mo. LIBOR + .09%, 2.74%, due 03/25/34	3,771,413
14,928,400	Household Mortgage Loan Trust Series 04-HC1 Class A, Variable Rate, 1 mo. LIBOR + .35%, 2.95%, due 02/20/34	14,928,385
14,776,774	Indy Mac Home Equity Loan Asset-Backed Trust Series 04-C Class 2A1, Variable Rate, 1 mo. LIBOR + .16%, 2.81%, due 03/25/35	14,777,928
17,076,575	IXIS Real Estate Capital Trust Series 04-HE4 Class A2, Variable Rate, 1 mo. LIBOR + .19%, 2.84%, due 02/25/35	17,076,575
11,306,201	Master Asset Backed Securities Trust Series 04-OPT1 Class A3, Variable Rate, 1 mo. LIBOR + .26%, 2.91%, due 02/25/34	11,313,323
25,812,637	Master Asset Backed Securities Trust Series 05-NC1 Class A3, Variable Rate, 1 mo. LIBOR + .13%, 2.63%, due 12/25/34	25,812,637
4,594,825	Meritage Mortgage Loan Trust Series 04-1 Class 2A1, Variable Rate, 1 mo. LIBOR + .09%, 2.74%, due 07/25/34	4,589,799
15,000,000	Morgan Stanley ABS Capital I Series 04-HE5, Variable Rate, 1 mo. LIBOR + .53%, 3.18%, due 06/25/34	15,004,687

12	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Residential Home Equity (United States) — continued
13,000,000	Morgan Stanley ABS Capital I Series 04-HE9 Class A3C, Variable Rate, 1 mo. LIBOR + .30%, 2.95%, due 11/25/34	12,991,875
25,000,000	Morgan Stanley ABS Capital I Series 04-NC4 Class A3, Variable Rate, 1 mo. LIBOR + .23%, 2.88%, due 04/25/34	24,984,375
14,219,264	Morgan Stanley ABS Capital I Series 04-SD1 Class A, Variable Rate, 1 mo. LIBOR + .40%, 3.05%, due 08/25/34	14,228,151
16,000,000	New Century Home Equity Loan Trust Series 04-3 Class A5, Variable Rate, 1 mo. LIBOR + .35%, 3.00%, due 11/25/34	16,022,500
4,791,433	Option One Mortgage Loan Trust Series 04-2 Class A2, Variable Rate, 1 mo. LIBOR + .11%, 2.76%, due 05/25/34	4,795,925
2,331,643	Residential Asset Mortgage Products Inc Series 03-RS11 Class AI1, Variable Rate, 1 mo. LIBOR + .19%, 2.84%, due 03/25/23	2,331,549
9,718,394	Saxon Asset Securities Trust Series 04-1 Class A, Variable Rate, 1 mo. LIBOR + .27%, 2.92%, due 03/25/35	9,724,468
17,142,539	Wells Fargo Home Equity Trust Series 04-2 Class AI1A, Variable Rate, 1 mo. LIBOR + .17%, 2.82%, due 02/25/18	17,142,539
		559,290,167

	Residential Mortgage-Backed Securities (Australian) — 6.1%
23,069,200	Australian Mortgage Securities II G3 A1A, Variable Rate, 1 mo. LIBOR + .21%, 2.98%, due 01/10/35	23,122,259
22,487,618	Crusade Global Trust Series 04-2 Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.98%, due 11/19/37	22,481,469
19,758,871	Interstar Millennium Trust Series 03-3G Class A2, Variable Rate, 3 mo. LIBOR + .25%, 2.80%, due 09/25/35	19,784,342
19,023,620	Interstar Millennium Trust Series 03-5G Class A2, Variable Rate, 3 mo. LIBOR + .25%, 2.92%, due 01/20/36	19,042,198
19,028,543	Interstar Millennium Trust Series 04-2G Class A, Variable Rate, 3 mo. LIBOR + .20%, 2.68%, due 03/14/36	19,034,489
13,023,538	Medallion Trust Series 03-1G Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.71%, due 12/21/33	13,041,771
11,087,130	Medallion Trust Series 04-1G Class A1, Variable Rate, 3 mo. LIBOR + .13%, 3.00%, due 05/25/35	11,090,595
10,000,000	Medallion Trust Series 05-1G Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.82%, due 05/10/36	10,000,000
33,914,852	National RMBS Trust Series 04-1 Class A1, Variable Rate, 3 mo. LIBOR + .11%, 2.62%, due 03/20/34	33,880,937

See accompanying notes to the financial statements.	13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (Australian) — continued
9,510,186	Superannuation Members Home Loans Global Fund Series 7 Class A1, Variable Rate, 3 mo. LIBOR + .14%, 2.59%, due 03/09/36	9,517,842
30,000,000	Westpac Securitization Trust Series 05-1G Class A1, Variable Rate, 3 mo. LIBOR + .07%, 2.95%, due 03/23/36	30,000,000
		210,995,902

	Residential Mortgage-Backed Securities (European) — 4.1%
15,000,000	Granite Master Issuer Plc Series 05-1 Class A1, Variable Rate, 1 mo. LIBOR + .04%, 2.64%, due 12/20/19	15,000,000
15,000,000	Granite Mortgages Plc Series 04-3 Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 2.65%, due 09/20/44	15,025,500
20,000,000	Leek Financing Plc Series 14A Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 2.19%, due 09/21/36	20,022,000
15,475,038	Lothian Mortgages Plc Series 3A Class A1, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.83%, due 07/24/19	15,484,788
14,000,000	Paragon Mortgages Plc Series 6A Class A2A, 144A, Variable Rate, 3 mo. LIBOR + .35%, 2.84%, due 03/15/30	14,044,297
18,572,114	Paragon Mortgages Plc Series 7A Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 3.00%, due 05/15/34	18,572,114
20,000,000	Permanent Financing Plc Series 5 Class 2A, Variable Rate, 3 mo. LIBOR + .11%, 2.57%, due 06/10/11	20,012,600
10,000,000	Permanent Financing Plc Series 6 Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 2.55%, due 12/10/11	10,000,000
16,000,000	Residential Mortgage Securities Series 20A Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.94%, due 08/10/30	16,000,000
		144,161,299

	Residential Prime Mortgages (United States) — 1.6%
21,885,658	Chevy Chase Mortgage Funding Corp Series 04-1A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 2.98%, due 01/25/38	21,937,808
9,609,886	Chevy Chase Mortgage Funding Corp Series 04-3 Class A2, 3.80%, due 08/25/35	9,612,889
5,558,261	Impac Secured Assets CMN Owner Trust Series 04-1 Class A1, Variable Rate, 1 mo. LIBOR + .15%, 2.80%, due 03/25/34	5,557,176
16,969,333	Mellon Residential Funding Corp Series 04-TBC1 Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.79%, due 02/26/34	16,905,698
		54,013,571

14	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Student Loans — 4.9%
22,000,000	College Loan Corporation Trust Series 04-1 Class A2, Variable Rate, 3 mo. LIBOR + .11%, 2.81%, due 04/25/16	22,013,860
8,000,000	College Loan Corporation Trust Series 05-1 Class A1, Variable Rate, 3 mo. LIBOR + .03%, 2.75%, due 01/25/14	8,000,000
25,000,000	Collegiate Funding Services Education Loan Trust I Series 05-A Class A1, Variable Rate, 3 mo. LIBOR + .02%, 2.92%, due 09/29/14	25,000,000
24,869,055	National Collegiate Student Loan Trust Series 04-1 Class A1, Variable Rate, 3 mo. LIBOR +.12%, 2.67%, due 06/25/14	24,884,723
19,338,281	National Collegiate Student Loan Trust Series 04-2 Class A1, Variable Rate, 1 mo. LIBOR + .11%, 2.76%, due 04/25/23	19,344,324
20,000,000	Nelnet Educational Loan Funding Corp. Series 04-2A Class A3, Variable Rate, 3 mo. LIBOR + .10%, 2.48%, due 11/25/15	20,008,000
34,000,000	SLM Student Loan Trust Series 05-2 Class A1, Variable Rate, 3 mo. LIBOR + .02%, 2.71%, due 04/25/10	33,990,378
1,585,948	SLM Student Loan Trust Series 96-4 Class A2, Variable Rate, 3 mo. U.S. Treasury Bill + .64%, 2.83%, due 07/25/09	1,584,965
4,932,000	SMS Student Loan Trust Series 95-A Certificates, Variable Rate, 1 mo. LIBOR + .65%, 3.30%, due 04/25/25	4,935,946
10,969,863	SMS Student Loan Trust Series 97-A Class A, Variable Rate, 3 mo. U.S. Treasury Bill + .60%, 2.81%, due 10/27/25	11,004,144
		170,766,340

	Trade Receivable — 1.0%
20,000,000	Alliant Master Trust Series 00-1A Class A, 144A, Variable Rate, 1 mo. LIBOR + .39%, 2.99%, due 06/20/06	20,010,800
13,000,000	SSCE Funding LLC Series 04-1 Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 2.82%, due 11/15/10	12,993,906
		33,004,706

	Total Asset-Backed Securities	2,742,188,123

	Corporate Debt — 2.2%
10,000,000	General Motors Acceptance Corp, 7.50%, due 07/15/05	10,117,400
11,750,000	Banco Santander Series MBIA, 6.50%, due 11/01/05	12,073,125
28,650,000	Pemex Finance Ltd, Series 1A1 Class A2, AMBAC, 144A, 6.30%, due 05/15/10	30,369,000
20,500,000	Westralia Airports Corp, 144A, MBIA, 6.48%, due 04/01/10	22,178,540
		74,738,065

See accompanying notes to the financial statements.	15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	U.S. Government — 3.8%
31,808,160	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a) (b)	34,308,084
100,000,000	U.S. Treasury Note, 2.00%, due 08/31/05 (a) (c)	99,515,630
		133,823,714

	U.S. Government Agency — 2.2%
900,000	Agency for International Development Floater (Support of Belize), Variable Rate, 6 mo. U.S. Treasury Bill + .50%, 3.43%, due 01/01/14	896,067
3,336,250	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 3.33%, due 10/01/12	3,311,228
1,394,048	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 2.36%, due 10/01/11	1,384,471
15,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 2.84%, due 02/01/27	14,896,950
4,559,286	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 3.68%, due 03/30/19	4,552,173
20,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .015%, 3.07%, due 02/01/25	19,650,000
15,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 3.23%, due 10/29/26	14,934,450
1,120,800	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 3.38%, due 11/15/14	1,111,700
2,074,991	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 3.28%, due 05/01/14	2,060,735
13,042,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 3.14%, due 07/01/23	12,912,075
1,166,667	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 2.61%, due 01/01/12	1,152,084
516,320	Small Business Administration Series 95-10C Class 1, 6.88%, due 09/01/05	516,320
		77,378,253

	TOTAL DEBT OBLIGATIONS (COST $3,017,719,986)	3,028,128,155

16	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Principal Amount/ Shares/ Par Value ($)	Description	Value ($)

	CALL OPTIONS PURCHASED — 0.0%

	Options on Bonds — 0.0%
25,000,000	Bellsouth Telecommunications, 7.00%, due 12/01/95, Expires 10/26/06, Strike 100.00	1,436,425

	TOTAL CALL OPTIONS PURCHASED (COST $2,281,250)	1,436,425

	MUTUAL FUNDS — 1.4%

230,119	Dreyfus Cash Management Plus Fund (d)	230,119
48,080,333	Merrimac Cash Series, Premium Class	48,080,333

	TOTAL MUTUAL FUNDS (COST $48,310,452)	48,310,452

	SHORT-TERM INVESTMENTS — 11.9%

	Cash Equivalent — 0.1%
2,859,881	Harris Trust & Savings Bank Eurodollar Time Deposit, 2.52%, due 3/03/05 (d)	2,859,881

	Commercial Paper — 11.8%
100,000,000	BMW US Capital Corp., 2.59%, due 3/01/05	100,000,000
75,000,000	Gannett Co., Inc., 2.50%, due 3/08/05	74,963,541
20,000,000	Koch Industries LLC, 2.50%, due 3/17/05	19,976,389
20,000,000	Koch Industries LLC, 2.50%, due 3/18/05	19,977,778
100,000,000	Rabobank USA, 2.58%, due 3/01/05	100,000,000
95,000,000	UBS Finance (Delaware) Inc., 2.49%, due 3/02/05	94,993,429
		409,911,137

	TOTAL SHORT-TERM INVESTMENTS (COST $412,771,018)	412,771,018

	TOTAL INVESTMENTS — 100.2%
	(Cost $3,481,082,706)	3,490,646,050

	Other Assets and Liabilities (net) — (0.2%)	(6,756,870)

See accompanying notes to the financial statements.	17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

TOTAL NET ASSETS — 100.0%	$3,483,889,180

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
C.A.B.E.I. - Central American Bank of Economic Integration
CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA - Insured as to the payment of principal and interest by Financial Security Assurance.
GBP - British Pound
GMAC - Insured as to the payment of principal and interest by General Motors Acceptance Corporation.
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(c) All or a portion of this security is out on loan (Note 2).
(d) Investment of security lending collateral (Note 2).

18	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contract

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Depreciation

Sales

4/19/05	GBP	39,200,000	$75,280,439	$(1,889,415)

Futures contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation

Sales

330	U.S. Treasury Note 5 Yr.	June 2005	$35,500,781	$271,384

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
28,000,000USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA CDO	$(479,869)

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)	Fixed Premium	On Default	Net Unrealized Appreciation (Depreciation)
100,000,000 USD	1/18/2006	Goldman Sachs	(Pay)	5.82%	3 month LIBOR	$6,474,907	*
50,000,000 USD	1/9/2008	JPMorgan	(Pay)	3.43%	3 month LIBOR	921,345
45,000,000 USD	3/4/2008	JPMorgan	(Pay)	3.10%	3 month LIBOR	1,446,500	**
40,000,000 USD	1/24/2011	Goldman Sachs	(Pay)	6.07%	3 month LIBOR	1,616,400	*
30,000,000 USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	428,406
38,100,000 USD	2/24/2013	JPMorgan	(Pay)	4.54%	3 month LIBOR	675,405	**
						$11,562,963

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	(Pay)	Receive	Net Unrealized Appreciation (Depreciation)
50,000,000 USD	3/1/2005	Deutsche Bank AG	1 month LIBOR - 0.55%	Return on Lehman Brothers CMBS AAA 8.5+ Index	$(766,781)
55,000,000 USD	3/31/2005	Citigroup	1 month LIBOR -0.30%	Return on Lehman Brothers CMBS AAA 8.5+ Index	(853,771)
50,000,000 USD	4/29/2005	Citibank N.A.	1 month LIBOR - 0.25%	Return on Lehman Brothers CMBS AAA 8.5+ Index	(781,281)
50,000,000 USD	5/31/2005	Deutsche Bank AG	1 month LIBOR - 0.35%	Return on Lehman Brothers CMBS AAA 8.5+ Index	0
					$(2,401,833)

*   Includes unrealized gains of $13,421,572 incurred by GMO Alpha LIBOR Fund prior to conversion to the Fund  on  November 27, 2002.

** Includes unrealized gains of $513,041 incurred by GMO Alpha LIBOR Fund prior to conversion to the Fund on March 31, 2004.

20	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities —  February 28, 2005

Assets:
Investments, at value, including securities on loan of $2,986,995 (cost $3,481,082,706) (Note 2)	$3,490,646,050
Cash	25,604,013
Receivable for Fund shares sold	2,900,000
Interest receivable	7,232,607
Receivable for variation margin on open futures contracts (Note 2)	134,253
Receivable for open swap contracts (Note 2)	2,958,615
Receivable for expenses reimbursed by Manager (Note 3)	78,372

Total assets	3,529,553,910

Liabilities:
Payable for investments purchased	22,998,574
Payable upon return of securities loaned (Note 2)	3,090,000
Payable for Fund shares repurchased	8,300,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	5,837
Payable for open forward currency contracts (Note 2)	1,889,415
Periodic payments for open swap contracts (Note 2)	969,870
Payable for open swap contracts (Note 2)	8,211,967
Accrued expenses	199,067

Total liabilities	45,664,730
Net assets	$3,483,889,180

Net assets consist of:
Paid-in capital	$3,490,685,752
Accumulated undistributed net investment income	7,014,031
Accumulated net realized loss	(29,992,486)
Net unrealized appreciation	16,181,883
$3,483,889,180

Net assets attributable to:
Class III shares	$3,483,889,180

Shares outstanding:
Class III	137,556,981

Net asset value per share:
Class III	$25.33

See accompanying notes to the financial statements.	21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Interest (including securities lending income of $19,497)	$65,962,740

Total income	65,962,740

Expenses:
Custodian, fund accounting agent and transfer agent fees	334,564
Audit and tax fees	86,807
Legal fees	93,892
Trustees fees and related expenses (Note 3)	52,601
Miscellaneous	47,522
Total expenses	615,386
Fees and expenses reimbursed by Manager (Note 3)	(549,727)
Net expenses	65,659

Net investment income	65,897,081

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(928,376)
Closed futures contracts	545,185
Closed swap contracts	(5,476,975)
Foreign currency, forward contracts and foreign currency related transactions	(4,014,695)

Net realized loss	(9,874,861)

Change in net unrealized appreciation (depreciation) on:
Investments	(2,976,094)
Open futures contracts	271,384
Open swap contracts	8,996,672
Foreign currency, forward contracts and foreign currency related transactions	(1,091,157)

Net unrealized gain	5,200,805

Net realized and unrealized loss	(4,674,056)

Net increase in net assets resulting from operations	$61,223,025

22	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$65,897,081	$31,521,757
Net realized loss	(9,874,861)	(13,894,459)
Change in net unrealized appreciation (depreciation)	5,200,805	13,375,195

Net increase in net assets from operations	61,223,025	31,002,493

Distributions to shareholders from:
Net investment income
Class III	(43,986,168)	(21,843,050)
Net realized gains
Class III	(1,370,773)	—

	(45,356,941)	(21,843,050)
Net share transactions (Note 7):
Class III	1,716,487,912	595,422,052

Total increase in net assets	1,732,353,996	604,581,495

Net assets:
Beginning of period	1,751,535,184	1,146,953,689
End of period (including accumulated undistributed net investment income of $7,014,031 and distributions in excess of net investment income of $5,013,798, respectively)	$3,483,889,180	$1,751,535,184

See accompanying notes to the financial statements.	23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29
	2005	2004(b)	2003(a)(b)
Net asset value, beginning of period	$25.18	$25.01	$25.00

Income from investment operations:
Net investment income†	0.59	0.56	0.18
Net realized and unrealized gain (loss)	(0.09)	0.06 (c)	(0.12)

Total from investment operations	0.50	0.62	0.06

Less distributions to shareholders:
From net investment income	(0.34)	(0.45)	(0.05)
From net realized gains	(0.01)	—	—

Total distributions	(0.35)	(0.45)	(0.05)
Net asset value, end of period	$25.33	$25.18	$25.01
Total Return(d)	2.01%	2.48%	0.24	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,483,889	$1,751,535	$1,146,954
Net operating expenses to average daily net assets	0.00% (e)	0.00% (e)	0.00	%*
Interest expense to average daily net assets	—	0.00% (f)	—
Total net expenses to average daily net assets	0.00% (g)	0.00% (g)	0.00	%*
Net investment income to average daily net assets	2.31%	2.51%	2.94	%*
Portfolio turnover rate	34%	33%	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.05	%*

(a)	Period from November 26, 2002 (commencement of operations) through February 28, 2003.
(b)

As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.71% and net investment income per share by $0.06.  For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investments income ratio of 0.60% and to the net investment income per share of $0.03 in the period ended February 28, 2003.

(c)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(d)	The total returns would have been lower had certain expenses not been reimbursed during the period shown.
(e)	Net operating expenses were less than 0.01% to average daily net assets.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Total net expenses were less than 0.01% to average daily net assets.
*	Annualized.
**	Not annualized.
†	Computed using average shares outstanding throughout the period.

24	See accompanying notes to the financial statements.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Short-Duration Collateral Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks total return in excess of its benchmark.  The Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments.  The Fund’s benchmark index is the J.P. Morgan U.S. 3-Month Cash Index.

Shares of the Fund are only offered to other Funds of the Trust and certain other accredited investors.

On January 23, 2004, the trustees of the Trust approved a transaction pursuant to which GMO Alpha LIBOR Fund contributed $214,143,316 in net assets to the Fund in exchange for 8,491,012 shares of the Fund. The transaction, which was structured as a tax-free reorganization, was consummated after the close of business on March 31, 2004 and the shares received by GMO Alpha LIBOR Fund were then distributed to its shareholders.

The Fund recorded an unrealized gain on investments of $2,036,420 and unrealized gain on swaps of $513,041 as a result of the reorganization.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to the per share amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification increased net investment

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

income and decreased net realized gains by $9,007,309 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

A security’s value or exchange rate may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect the security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.  As of February 28, 2005, the total value of these securities represented 12.3% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.  As of February 28, 2005, the Fund held no loan agreements.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves,

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the fund on the next business day. As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $284,878 and $265,381, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $2,986,995 collateralized by cash in the amount of $3,090,000, which was invested in short-term instruments.

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Generally, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of ordinary income distributions paid were $44,069,070 and $21,843,050, respectively and long-term capital gains - $1,287,871 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $12,132,415 of undistributed ordinary income.  The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency and swap transactions.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $29,576,884 and $142,552 expiring in 2011 and 2012, respectively.  The above capital loss carryforward amounts were obtained by the Fund from GMO Alpha LIBOR Fund as part of the tax-free reorganization discussed in more detail in Note 1.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$3,480,920,097	$19,208,804	$(9,482,851)	$9,725,953

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net value of the Fund and is primarily attributable to the recognition of GMO Alpha LIBOR Fund’s capital loss carryforwards, and differences in accounting for tax purposes for swap contracts and foreign currency transactions.  The financial highlights exclude these adjustments.

Accumulated
Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital
$(9,883,084)	$(22,665,093)	$32,548,177

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.              Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services.  In addition, effective until at least June 30, 2005, GMO has contractually agreed to reimburse all of the Fund’s expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $34,892 and $1,389, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$ 31,797,206	$ 25,035,949
Investments (non-U.S. Government securities)	2,293,302,277	827,303,212

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 64.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  The three shareholders are other funds of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.

At February 28, 2005, substantially all of the Fund’s shares was held by accounts for which the Manager has investment discretion.

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended			Year Ended
	February 28, 2005			February 29, 2004
	Shares	Amount		Shares	Amount
Class III:
Shares sold	107,900,318	$2,728,975,542	*	55,814,806	$1,405,255,000
Shares issued to shareholders in reinvestment of distributions	1,801,070	45,356,941		871,388	21,843,050
Shares repurchased	(41,697,536)	(1,057,844,571)		(32,984,732)	(831,675,998)
Net increase	68,003,852	$1,716,487,912		23,701,462	$595,422,052

* Shares sold amount is reduced by unrealized loss on investments of  $2,036,420 incurred by GMO Alpha LIBOR Fund prior to conversion to the Fund on March 31, 2004 (Note 1).

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (Untied States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.00%	$1,000.00	$1,013.10	$0.01
2) Hypothetical	0.00%	$1,000.00	$1,025.19	$0.01

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 of days in the year.

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $1,287,871 from long-term capital gains.

37

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

38

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

39

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

40

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Annual Report
February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Bond Fund returned +6.4% for the fiscal year ended February 28, 2005, as compared to +5.6% for the J.P. Morgan Non-US Government Ex-Japan Bond Index (Hedged).  The Fund’s exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 1.0%.  Bond market strategies, currency selection, emerging debt exposure, and issue selection each added value during the fiscal year.

Overweight positions in Canadian and Swedish bond markets, as well as underweight positions in the Japanese bond market, added value to the Fund during the fiscal year.  These gains more than offset losses from an overweight Australian bond market position and underweight Swiss and U.K. positions.  In addition, overweight positions in British pounds, Australian dollars, New Zealand dollars, and Swedish krona generated gains, offsetting losses from underweight positions in Swiss francs, Japanese yen, and the euro.  Issue selection added value as did the emerging country debt exposure.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Investments Concentration Summary (Unaudited)
February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	80.5%
Short-Term Investments	15.7
Call Options Purchased	1.7
Mutual Funds	1.7
Loan Participations	0.3
Loan Assignments	0.2
Swaps	0.2
Promissory Notes	0.0
Put Options Purchased	0.0
Rights and Warrants	0.0
Futures	(0.3)
Reverse Repurchase Agreements	(0.3)
Forward Currency Contracts	(0.4)
Other Assets and Liabilities (net)	0.7
100.0%

Country / Region Summary*	% of Investments**
Euro Region***	91.5%
Canada	13.8
Australia	13.5
United Kingdom	5.7
United States	5.6
Sweden	1.5
Japan	(14.4)
Switzerland	(20.1)
Other	2.9
100.0%

*                      The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**               The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***        The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

1

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2005

Shares / Par Value ($)		Description	Value ($)

		DEBT OBLIGATIONS — 1.9%

		United States — 1.9%

		U.S. Government
	17,407,800	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)(b)	19,295,458

		TOTAL DEBT OBLIGATIONS (COST $19,097,678)	19,295,458

		CALL OPTIONS PURCHASED — 1.7%

		Cross Currency Options — 1.7%
AUD	129,900,000	AUD Call/JPY Put, Expires 03/29/05, Strike 80.00	3,130,005
EUR	86,500,000	EUR Call/USD Put, Expires 07/15/05, Strke 1.25	7,431,362
GBP	63,800,000	GBP Call/JPY Put, Expires 10/28/05, Strike 185.00	7,131,485
			17,692,852

		TOTAL CALL OPTIONS PURCHASED (COST $9,319,288)	17,692,852

		MUTUAL FUNDS — 96.5%

		Affiliated Issuers — 96.5%
	2,725,898	GMO Emerging Country Debt Fund, Class III	30,230,210
	29,482,839	GMO Short-Duration Collateral Fund	746,800,324
	5,496	GMO Special Purpose Holding Fund	85,237
	8,020,735	GMO World Opportunity Overlay Fund	201,962,112

		TOTAL MUTUAL FUNDS (COST $976,630,262)	979,077,883

		TOTAL INVESTMENTS — 100.1%
		(Cost $1,005,047,228)	1,016,066,193

		Other Assets and Liabilities (net) — (0.1%)	(1,057,447)

		TOTAL NET ASSETS — 100.0%	$1,015,008,746

2	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Schedule of Investments — (Continued) February 28, 2005

Notes to Schedule of Investments:

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	NOK - Norwegian Krone
CHF - Swiss Franc	NZD - New Zealand Dollar
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	USD - United States Dollar

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Schedule of Investments — (Continued) February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

3/29/05	AUD	86,400,000	$68,444,426	$2,498,827
4/05/05	CAD	12,100,000	9,844,741	134,829
5/03/05	EUR	34,200,000	45,446,527	229,871
4/19/05	GBP	46,100,000	88,531,332	2,304,574
3/08/05	JPY	17,710,000,000	169,898,793	129,414
3/01/05	NZD	65,000,000	47,398,000	990,003
5/10/05	NZD	67,500,000	48,856,128	714,453
				$7,001,971
Sales

3/29/05	AUD	41,100,000	$32,558,633	$(336,594)
4/05/05	CAD	29,400,000	23,920,280	(301,268)
4/26/05	CHF	116,200,000	100,657,351	(4,020,197)
5/03/05	EUR	189,500,000	251,816,281	(5,752,426)
3/08/05	JPY	9,970,000,000	95,646,018	455,398
3/01/05	NZD	65,000,000	47,398,000	(685,750)
				$(10,640,837)

Forward cross currency contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

3/15/05	CHF	41,779,920	EUR	27,300,000	$139,366
3/22/05	EUR	37,900,000	NOK	313,339,900	305,890
4/12/05	EUR	68,200,000	SEK	619,443,550	264,788
4/12/05	SEK	384,155,710	EUR	42,300,000	(157,687)
3/22/05	NOK	155,494,140	EUR	18,600,000	(427,683)
					$124,674

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Schedule of Investments — (Continued) February 28, 2005

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

539	Australian Government Bond 10 Yr.	March 2005	$44,168,220	$(595,085)
962	Australian Government Bond 3 Yr.	March 2005	77,264,199	(648,775)
1,336	Canadian Government Bond 10 Yr.	June 2005	121,524,699	(139,110)
1,701	Euro BOBL	March 2005	254,682,352	(890,798)
3,307	Euro Bund	March 2005	519,853,981	(763,348)
490	Federal Fund 30 day	March 2005	198,874,242	(2,818)
129	U.S. Long Bond	June 2005	14,492,344	(117,507)
52	U.S. Treasury Note 10 Yr.	June 2005	5,713,500	(48,845)
241	UK Gilt Long Bond	June 2005	50,915,720	25,309
				$(3,180,977)

Sales

7	Japanese Government Bond 10 Yr. (LIF)	March 2005	$9,269,789	$(691)
73	Japanese Government Bond 10 Yr. (TSE)	March 2005	96,733,657	474,230
27	Swiss Federal Bond	March 2005	3,061,399	(15,331)
478	U.S. Treasury Note 5 Yr.	June 2005	51,422,344	384,595
				$842,803

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any  commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Schedule of Investments — (Continued) February 28, 2005

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)

36,000,000	SEK	8/30/2007	Deutsche Bank AG	Receive	3.60%	3 month SEK STIBOR	$109,699

22,600,000	CHF	12/9/2011	Deutsche Bank AG	(Pay)	2.13%	6 month CHF LIBOR	189,547

78,600,000	CHF	1/10/2012	Deutsche Bank AG	(Pay)	2.24%	6 month CHF LIBOR	254,543

2,000,000	CHF	2/26/2014	Deutsche Bank AG	(Pay)	2.77%	6 month CHF LIBOR	(35,553)

38,000,000	SEK	9/29/2014	Deutsche Bank AG	Receive	4.61%	3 month SEK STIBOR	267,159

19,900,000	CHF	11/11/2014	Deutsche Bank AG	(Pay)	2.68%	6 month CHF LIBOR	(113,636)

22,000,000	CHF	12/2/2014	JPMorgan	(Pay)	2.54%	6 month CHF LIBOR	112,471

24,400,000	CHF	12/16/2014	Citigroup	(Pay)	2.48%	6 month CHF LIBOR	240,193

26,700,000	CHF	2/16/2015	Deutsche Bank AG	(Pay)	2.31%	6 month CHF LIBOR	636,058
							$1,660,481

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	(Pay)	Receive	Net Unrealized Appreciation (Depreciation)

3,000,000	USD	7/21/2005	JPMorgan	1 month LIBOR - 0.01%	Return on JPMorgan Hedged Non-US Government Bond Index	$(1,455)

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $28,416,966) (Note 2)	$36,988,310
Investments in affiliated issuers, at value (cost $976,630,262) (Notes 2 and 8)	979,077,883
Cash	979,473
Receivable for Fund shares sold	1,140,000
Interest receivable	83,680
Receivable for open forward currency contracts (Note 2)	8,167,413
Receivable for open swap contracts (Note 2)	1,809,670
Receivable for expenses reimbursed by Manager (Note 3)	112,865

Total assets	1,028,359,294

Liabilities:
Foreign currency due to custodian	246,570
Payable to affiliate for (Note 3):
Management fee	192,382
Shareholder service fee	115,429
Trustees and Chief Compliance Officer fees	1,697
Payable for open forward currency contracts (Note 2)	11,681,605
Periodic payments for open swap contracts (Note 2)	244,920
Payable for open swap contracts (Note 2)	150,644
Payable for variation margin on open futures contracts (Note 2)	508,783
Accrued expenses	208,518

Total liabilities	13,350,548
Net assets	$1,015,008,746

Net assets consist of:
Paid-in capital	$972,720,411
Accumulated undistributed net investment income	33,215,127
Accumulated net realized gain	2,252,233
Net unrealized appreciation	6,820,975
$1,015,008,746

Net assets attributable to:
Class III shares	$1,015,008,746

Shares outstanding:
Class III	105,793,802

Net asset value per share:
Class III	$9.59

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$11,916,531
Interest	425,242

Total income	12,341,773

Expenses:
Management fee (Note 3)	1,626,228
Shareholder service fee (Note 3) - Class III	975,737
Custodian, fund accounting agent and transfer agent fees	249,157
Audit and tax fees	67,529
Legal fees	27,906
Trustees fees and related expenses (Note 3)	12,294
Registration fees	106,395
Miscellaneous	18,165
Total expenses	3,083,411
Fees and expenses reimbursed by Manager (Note 3)	(465,529)
Indirectly incurred fees waived or borne by Manager (Note 3)	(77,797)
Shareholder service fee waived (Note 3) - Class III	(27,910)
Net expenses	2,512,175

Net investment income	9,829,598

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,030,578)
Investments in affiliated issuers	2,983,149
Realized gains distributions from affiliated issuers (Note 8)	823,956
Closed futures contracts	32,754,036
Closed swap contracts	6,383,642
Foreign currency, forward contracts and foreign currency related transactions	1,329,715

Net realized gain	42,243,920

Change in net unrealized appreciation (depreciation) on:
Investments	7,804,752
Open futures contracts	(4,616,952)
Open swap contracts	1,405,882
Foreign currency, forward contracts and foreign currency related transactions	(2,896,223)

Net unrealized gain	1,697,459

Net realized and unrealized gain	43,941,379

Net increase in net assets resulting from operations	$53,770,977

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$9,829,598	$309,117
Net realized gain	42,243,920	1,051,240
Change in net unrealized appreciation (depreciation)	1,697,459	5,009,463
Net increase in net assets from operations	53,770,977	6,369,820

Distributions to shareholders from:
Net investment income
Class III	(14,187,423)	(1,182,701)

Net share transactions (Note 7):
Class III	752,552,732	197,466,338

Total increase in net assets	792,136,286	202,653,457

Net assets:
Beginning of period	222,872,460	20,219,003
End of period (including accumulated undistributed net investment income of $33,215,127 and $1,581,188, respectively)	$1,015,008,746	$222,872,460

See accompanying notes to the financial statements.	9

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Financial Highlights (For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)	2003(a)	2002(a)	2001(a)(b)
Net asset value, beginning of period	$9.16	$8.85	$9.04	$9.72	$9.70
Income from investment operations:
Net investment income (c)†	0.14	0.06	0.09	0.50	0.57
Net realized and unrealized gain (loss)	0.44	0.76	0.32	(0.13)	0.73
Total from investment operations	0.58	0.82	0.41	0.37	1.30
Less distributions to shareholders:
From net investment income	(0.15)	(0.51)	(0.60)	(1.05)	(1.18)
From net realized gains	—	—	—	—	(0.10
Total distributions	(0.15)	(0.51)	(0.60)	(1.05)	(1.28)
Net asset value, end of period	$9.59	$9.16	$8.85	$9.04	$9.72
Total Return (d)	6.35%	9.53%	4.81%	4.21%	14.06%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,015,009	$222,872	$20,219	$17,932	$18,102
Net expenses to average daily net assets (e)	0.39%	0.38%	0.40%	0.38%	0.40%
Net investment income to average daily net assets (c)	1.51%	0.68%	0.97%	5.45%	5.79%
Portfolio turnover rate	44%	36%	66%	44%	120%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%	0.24%	0.51%	0.54%	0.07%

(a)     As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.25% and net investment income per share by $0.02.  For consistency, similar reclassifications have been made to prior year amounts resulting in increase (reductions) to the net investment income ratio of (0.05%), less than 0.00%, (0.17%) and (0.17%) for the fiscal years ending February 28/29, 2003, 2002, 2001 and 2000, respectively and to net investment income per share of less than $(0.00), less than $0.00, $(0.02) and $(0.01) for the fiscal years ending February 28/29, 2003, 2002, 2001 and 2000 respectively.

(b)    Effective March 1, 2000, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities.  The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%.  Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.

(c)     Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests

(d)    The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

(e)     Net expenses exclude expenses incurred indirectly through investment in underlying Funds. (See Note 3).

†             Computed using average shares outstanding throughout the period.

10	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements February 28, 2005

1.              Organization

GMO Currency Hedged International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of  Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment in foreign bond and currency markets (excluding Japan), primarily by investing in other GMO Funds (“underlying funds”), including GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and “synthetic” bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security). The Fund’s benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). Effective January 1, 2004, the Fund changed benchmarks from J.P. Morgan Non-U.S. Government Bond Index (Hedged).

At February 28, 2005, less than 0.1% of the Fund was invested in GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund), 73.6% of the Fund was invested in GMO Short-Duration Collateral Fund, 19.9% of the Fund was invested in GMO World Opportunity Overlay Fund, separate funds of GMO Trust managed by GMO.  Shares of GMO Special Purpose Holding Fund, GMO World Opportunity Overlay Fund and GMO Short-Duration Collateral Fund are not publicly available for direct purchase.  At February 28, 2005, 3.0% of the net assets of the Fund were invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification increased net investment

11

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

income and decreased net realized gains by $113,003 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).  Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the underlying funds in which the Fund invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.  As of February 28, 2005, the total value of these securities represented 12.0% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions

12

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

13

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of

14

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases agreements from lenders it acquires direct rights against the borrower on the loan.  As of February 28, 2005, the Fund held no loan agreements.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves,

15

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving

16

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid from ordinary income were $14,187,423 and $1,182,701, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $34,482,834 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sales transactions, differing treatments for amortization of premiums and discounts on debt securities and investments in partnerships.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $2,384,012 expiring in 2009. Utilization of the capital loss carryforward above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,004,982,105	$11,099,107	$(15,019)	$11,084,088

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$35,991,764	$(35,991,764)	$ —

17

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.   Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities is recorded as interest income. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.   The Fund may invest in GMO Emerging Country Debt Fund (“ECDF”).  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in ECDF.  The Fund does not incur any indirect shareholder service fees as a result of the Fund’s

18

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

investment in GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Purpose Holding Fund (“SPHF”) and GMO World Opportunity Overlay Fund (“WOOF”).

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying funds exceed 0.25% of the average daily net assets.  For purposes of this calculation, the Fund’s total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees) (“Trustees fees”), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes.   Additionally, the indirect fees and operating expenses incurred through investment in underlying funds exclude investment-related expenses and Trustees fees.  Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in ECDF, SDCF, SPHF and WOOF.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
(0.012)%	0.026%	0.004%	0.003%	0.021%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $7,404 and $404, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, were as follows:

	Purchases	Sales

U.S. Government securities	$11,668,001	$—
Investments (non-U.S. Government securities)	1,050,648,164	277,072,609

19

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 55.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s shares outstanding.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by two related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	84,283,097	$778,377,613	22,864,308	$204,926,687
Shares issued to shareholders in reinvestment of distributions	1,290,356	12,276,816	129,636	1,123,946
Shares repurchased	(4,122,081)	(38,101,697)	(936,320)	(8,584,295)
Net increase	81,451,372	$752,552,732	22,057,624	$197,466,338

20

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is  set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period

GMO Emerging Country Debt Fund, Class III	$6,112,287	$23,089,132	$—	$2,405,777	$583,354	$30,230,210
GMO Short-Duration Collateral Fund	201,155,969	815,456,844	272,300,000	9,438,071	240,602	746,800,324
GMO Special Purpose Holding Fund (formerly Alpha LIBOR)	2,190,470	72,683	2,078,172	72,683	—	85,237	*
GMO World Opportunity Overlay Fund	—	200,590,000	—	—	—	201,962,112

Totals	$209,458,726	$1,039,208,659	$274,378,172	$11,916,531	$823,956	$979,077,883

* After effect of return of capital distributions of $84,708 and $10,312 on June 10, 2004 and December 16, 2004, respectively.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2005

22

GMO Currency Hedged International Bond Fund (A Series of GMO Trust)

Fund Expenses (Unaudited) February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.41%	$1,000.00	$1,052.30	$2.09
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06

*   Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value for the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

24

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Equity Fund returned +14.3% for the fiscal year ended February 28, 2005, as compared to +12.0% for the MSCI EAFE Hedged benchmark.  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO mutual funds.

The Fund’s exposure to international equities comes indirectly through investments in the GMO International Intrinsic Value Fund and the GMO International Growth Fund.  The Fund also holds currency hedges in addition to the shares of those funds, which make predominantly unhedged investments.

Currency hedging had a negative impact to international equity investing.  All major currencies appreciated against the U.S. dollar.  In U.S. dollar terms the unhedged MSCI EAFE Index returned +18.7% during the period, nearly 7% higher than the hedged benchmark.

An allocation to the GMO International Intrinsic Value Fund (Class IV), which returned +23.4% during the period, benefited the Fund.  Solid performance in the GMO International Growth Fund, which returned +18.7% during the period, also helped.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.2%
Short-Term Investments	5.0
Preferred Stocks	0.5
Forward Contracts	(1.4)
Other Assets and Liabilities (net)	0.7
100.0%

Country*	% of Investments**
United Kingdom	22.1%
Japan	21.2
Netherlands	7.9
Germany	6.2
France	5.8
Italy	5.3
Australia	4.5
Belgium	4.0
Canada	3.9
Spain	3.2
Sweden	2.8
Switzerland	2.3
Austria	2.1
Hong Kong	1.9
Norway	1.9
Finland	1.5
Singapore	1.3
Ireland	1.2
Denmark	0.8
Greece	0.1
Malaysia	0.0
100.0%

*                 The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**          The table excludes short-term investments.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.7%

	United States — 99.7%
	Affiliated Issuers
10,633,337	GMO International Growth Fund, Class III	289,439,426
9,909,473	GMO International Intrinsic Value Fund, Class IV	289,554,810
		578,994,236

	TOTAL MUTUAL FUNDS (COST $484,871,892)	578,994,236

	COMMON STOCKS — 0.0%

	Hong Kong — 0.0%
796	China Digicontent Co Ltd *(a)	1

	United Kingdom — 0.0%
19,018	British Energy Plc (Deferred Shares) *(a)	—

	TOTAL COMMON STOCKS (COST $19)	1

2	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 1.8%

	Cash Equivalent — 1.8%
10,600,000	Rabobank GC Time Deposit, 2.57%, due 03/01/05	10,600,000

	TOTAL SHORT-TERM INVESTMENT (COST $10,600,000)	10,600,000

	TOTAL INVESTMENTS — 101.5%
	(Cost $495,471,911)	589,594,237

	Other Assets and Liabilities (net) — (1.5%)	(8,688,964)

	TOTAL NET ASSETS — 100.0%	$580,905,273

Notes to Schedule of Investments:
*	Non-income producing security.
As of February 28, 2005, 91.2% of the net assets of the Fund, through investment in the underlying funds, were valued using fair value prices based on modeling tools by a third party vendor.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).

AUD - Australian Dollar	GBP - British Pound
CAD - Canadian Dollar	HKD - Hong Kong Dollar
CHF - Swiss Franc	JPY - Japanese Yen
DKK - Danish Krone	NOK - Norwegian Krone
EUR - Euro	SEK - Swedish Krona
SGD - Singapore Dollar

See accompanying notes to the financial statements.	3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver	Units of Currency	Value	(Depreciation)

Sales

5/27/05	AUD	16,987,783	$13,394,499	$ (115,327)
5/27/05	CAD	2,598,477	2,115,431	(2,685)
5/27/05	CHF	25,665,013	22,278,876	(620,846)
5/27/05	DKK	145,342,841	25,964,047	(498,015)
5/27/05	EUR	127,076,504	168,982,691	(3,090,158)
5/27/05	GBP	70,468,864	135,056,984	(2,426,632)
5/27/05	HKD	49,739,481	6,393,551	546
5/27/05	JPY	13,417,563,314	129,562,642	(1,455,761)
5/27/05	NOK	37,195,563	6,022,123	(142,584)
5/27/05	SEK	88,732,429	13,030,963	(322,683)
5/27/05	SGD	2,569,800	1,585,556	(11,606)
				$(8,685,751)

4	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:

Investments in unaffiliated issuers, at value (cost $10,600,019) (Note 2)	$10,600,001
Investments in affiliated issuers, at value (cost $484,871,892) (Notes 2 and 8)	578,994,236
Cash	39,250
Foreign currency, at value (cost $47,927) (Note 2)	48,210
Interest receivable	757
Receivable for open forward currency contracts (Note 2)	546
Receivable for expenses reimbursed by Manager (Note 3)	322,016

Total assets	590,005,016

Liabilities:
Payable to affiliate for (Note 3):
Management fee	238,665
Shareholder service fee	66,296
Trustees and Chief Compliance Officer fees	808
Payable for open forward currency contracts (Note 2)	8,686,297
Accrued expenses	107,677

Total liabilities	9,099,743
Net assets	$580,905,273

Net assets consist of:
Paid-in capital	$503,688,952
Accumulated undistributed net investment loss	(9,175,548)
Accumulated net realized gain	955,011
Net unrealized appreciation	85,436,858
$580,905,273

Net assets attributable to:
Class III shares	$580,905,273

Shares outstanding:
Class III	69,355,032

Net asset value per share:
Class III	$8.38

See accompanying notes to the financial statements.	5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$8,341,341
Interest	177,200

Total income	8,518,541

Expenses:
Management fee (Note 3)	1,711,458
Shareholder service fee (Note 3) - Class III	475,405
Custodian and fund accounting agent fees	68,789
Transfer agent fees	29,208
Audit and tax fees	48,980
Legal fees	13,784
Trustees fees and related expenses (Note 3)	5,814
Registration fees	43,868
Miscellaneous	5,777
Total expenses	2,403,083
Fees and expenses reimbursed by Manager (Note 3)	(208,698)
Indirectly incurred fees waived or borne by Manager (Note 3)	(1,681,800)
Shareholder service fee waived (Note 3) - Class III	(370,871)
Net expenses	141,714

Net investment income	8,376,827

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	2,112,989
Realized gains distributions from affiliated issuers (Note 8)	3,793,470
Foreign currency, forward contracts and foreign currency related transactions	(26,116,886)

Net realized loss	(20,210,427)

Change in net unrealized appreciation (depreciation) on:
Investments	69,045,756
Foreign currency, forward contracts and foreign currency related transactions	(3,346,154)

Net unrealized gain	65,699,602

Net realized and unrealized gain	45,489,175

Net increase in net assets resulting from operations	$53,866,002

6	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:

Net investment income	$8,376,827	$2,303,913
Net realized loss	(20,210,427)	(4,774,893)
Change in net unrealized appreciation (depreciation)	65,699,602	23,395,747
Net increase in net assets from operations	53,866,002	20,924,767

Net share transactions (Note 7):
Class III	366,453,256	110,738,483

Total increase in net assets	420,319,258	131,663,250

Net assets:
Beginning of period	160,586,015	28,922,765
End of period (including accumulated undistributed net investment income (loss) of $(9,175,548) and $250,983, respectively)	$580,905,273	$160,586,015

See accompanying notes to the financial statements.	7

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004		2003		2002		2001

Net asset value, beginning of period	$7.33		$5.54		$7.14		$9.25		$10.04

Income from investment operations:
Net investment income †	0.21	(a)	0.20	(a)	0.22	(a)	0.46	(a)	0.23
Net realized and unrealized gain (loss)	0.84		1.59		(1.55)		(1.00)		1.34

Total from investment operations	1.05		1.79		(1.33)		(0.54)		1.57

Less distributions to shareholders:
From net investment income	—		—		(0.27)		(1.53)		(0.21)
From net realized gains	—		—		—		(0.04)		(2.15)

Total distributions	—		—		(0.27)		(1.57)		(2.36)

Net asset value, end of period	$8.38		$7.33		$5.54		$7.14		$9.25
Total Return (b)	14.32%		32.31%		(19.53)%		(5.38)%		16.69%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$580,905		$160,586		$28,923		$37,581		$49,332
Net expenses to average daily net assets	0.04	%(c)	0.04	%(c)	0.06	%(c)	0.31	%(c)	0.69%
Net investment income to average daily net assets	2.64	%(a)	2.98	%(a)	3.32	%(a)	5.33	%(a)	2.23%
Portfolio turnover rate	3%		5%		90%		120%		39%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.71%		0.87%		1.32%		0.79%		0.38%

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(c)

On July 3, 2001, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds.  (See Note 3).

†	Computed using average shares outstanding throughout the period.

8	See accompanying notes to the financial statements.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO Currency Hedged International Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in other GMO Funds (“underlying funds”), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund and through management of the Fund’s foreign currency positions.  The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged).

At February 28, 2005, 49.9% of the Fund’s net assets was invested in GMO International Intrinsic Value Fund and 49.8% of the Fund’s net assets was invested in GMO International Growth Fund. These underlying funds invest primarily in equity securities of developed countries in Asia and Europe.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO’s website at www.gmo.com.

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good

9

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

faith by the Trustees or pursuant to procedures approved by the Trustees. A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.  As of February 28, 2005, the total value of these securities represented less than 0.01% of the Fund’s net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

12

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $4,060,755 of undistributed long-term capital gains.  The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforward utilization limitations and wash sale transactions.

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $1,190,350 and $1,682,281 expiring in 2010 and 2011, respectively.  Utilization of the  capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund has elected to defer to March 1, 2005 post-October currency losses of $17,352,031.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

13

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$495,705,024	$93,889,231	$(18)	$93,889,213

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and the net operating loss.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Loss	Realized Gain	Paid-in Capital
$(17,803,358)	$25,796,114	$(7,992,756)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

14

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.  As described in Note 1, the Fund invests in certain underlying funds.  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in shares of the underlying funds.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees and the following expenses: fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, “fund expenses”)) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through its investment in the underlying funds, exceed 0.54% of the Fund’s average daily net assets.  Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.54% of the Fund’s average daily net assets, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) and investment-related expenses incurred indirectly by the Fund through its investment in the underlying funds may exceed 0.54% of the Fund’s average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment- Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.452%	0.081%	0.117%	<0.001%	0.650%

15

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $3,056 and $233, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $358,270,136  and $10,050,000, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholders and related parties

At February 28, 2005, 57.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, less than 0.1% of the Fund was held by two related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest  (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	49,419,111	$381,261,853	18,157,015	$120,046,588
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(1,958,952)	(14,808,597)	(1,480,507)	(9,308,105)
Net increase	47,460,159	$366,453,256	16,676,508	$110,738,483

16

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.     Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value end of period

GMO International Growth Fund, Class III	$72,449,455	$189,045,661	$5,250,000	$2,724,942	$3,390,733	$289,439,426
GMO International Intrinsic Value Fund, Class IV	87,165,900	169,224,475	4,800,000	5,616,399	402,737	289,554,810

Totals	$159,615,355	$358,270,136	$10,050,000	$8,341,341	$3,793,470	$578,994,236

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

18

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.70%	$1,000.00	$1,127.90	$3.69
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

20

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Intrinsic Value Fund returned +23.3% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE Index and +21.2% for the S&P/Citigroup PMI EPAC Value Style Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Among the portfolio holdings with the largest positive impact to relative returns during the period were Japanese bank Mizuho Financial Group, Austrian oil company OMV, Italian oil company ENI, and Dutch banking and insurance company ING Groep.  Less successful holdings included Australian/British natural resources company BHP Billiton, Japanese drug company Takeda Pharmaceutical, Japanese consumer goods maker Kao Corp, and British drug retailer Boots.

Industry weightings had a positive impact overall against MSCI EAFE.  During the fiscal year, an underweight position in technology stocks and an overweight position in utilities helped performance, while an overweight to healthcare stocks and an underweight to materials hurt somewhat.

For the period, country allocation was also positive.  Overweighting the smaller markets of Austria, Norway, and Belgium proved beneficial, while underweighting the strong Australian market hurt. The appreciation of foreign currencies added to the U.S. dollar returns of the strategy.  The MSCI EAFE Index returned 6% higher in U.S. dollar terms than in local currency.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	6.1
Preferred Stocks	0.4
Forward Currency Contracts	0.1
Futures	0.0
Other Assets and Liabilities (net)	(2.8)
100.0%

Country Summary	% of Investments*
United Kingdom	23.6%
Japan	22.1
Netherlands	9.7
Germany	7.1
France	5.1
Italy	4.8
Belgium	4.5
Australia	3.2
Sweden	3.0
Spain	2.6
Austria	2.4
Switzerland	2.2
Hong Kong	2.0
Norway	1.6
Finland	1.5
Ireland	1.4
Singapore	1.4
Canada	1.3
Denmark	0.4
Greece	0.1
Malaysia	0.0
100.0%

* The table excludes short-term investments.

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments*
Financials	33.4%
Health Care	13.1
Utilities	11.3
Energy	11.1
Consumer Discretionary	10.7
Industrials	6.1
Consumer Staples	5.2
Materials	4.1
Telecommunication Services	3.7
Information Technology	1.3
100.0%

*  The table excludes short-term investments.

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 96.2%

	Australia — 3.1%
456,251	AMP Ltd	2,635,397
1,079,076	Australia and New Zealand Banking Group Ltd	18,197,041
1,021,839	Brambles Industries Ltd (a)	6,412,461
3,958	Caltex Australia Ltd	43,830
3,628,546	General Property Trust Units	10,527,476
1,244,873	National Australia Bank Ltd	28,301,874
1,200	National Australia Bank Ltd ADR	137,040
797,825	Promina Group Ltd	3,166,546
247,803	QBE Insurance Group Ltd	2,993,239
568,227	Santos Ltd	4,043,092
2,308,105	Stockland	10,505,262
4,237,927	Telstra Corp Ltd	17,659,752
1,327,643	Westfield Group	17,686,317
328,845	Woodside Petroleum Ltd	5,657,669
432,723	Woolworths Ltd	5,330,392
		133,297,388

	Austria — 2.3%
69,569	Austrian Airlines *	803,616
82,683	Bank Austria Creditanstalt AG	8,047,607
110,023	Boehler Uddeholm (Bearer)	16,578,331
91,218	Erste Bank Der Oesterreichischen Sparkassen AG	4,973,594
85,971	Flughafen Wien AG	6,681,227
57,373	Generali Holding Vienna AG (a)	2,396,040
22,713	Mayr-Melnhof Karton AG (Bearer)	4,037,051
82,225	OMV AG	28,485,094
160,721	RHI AG *(a)	5,002,942
165,095	Voestalpine AG (a)	13,751,150
135,025	Wienerberger AG (a)	6,710,097
		97,466,749

See accompanying notes to the financial statements.	3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Belgium — 4.4%
216,934	Almanij NV	24,473,653
177,882	Belgacom SA *	7,469,828
22,341	Colruyt SA	3,840,515
81,382	Delhaize Group	6,409,801
1,284,058	Dexia (a)	30,459,763
44,305	Electrabel SA	19,603,388
1,586,326	Fortis	44,609,242
366,747	KBC Bancassurance Holding (a)	30,773,812
45,948	Solvay SA	5,342,564
249,974	UCB SA	12,552,332
		185,534,898

	Canada — 1.2%
137,200	BCE Inc	3,198,070
177,900	Canadian National Railway Co	11,032,569
265,000	Canadian Natural Resources	15,059,064
134,700	EnCana Corp	8,934,496
51,000	Magna International Inc Class A	3,768,972
245,500	National Bank of Canada	10,551,285
21,000	Quebecor Inc Class B	536,322
		53,080,778

	Denmark — 0.3%
318,800	Danske Bank A/S	9,785,823
107,994	Deutsche Postbank AG *	5,152,471
		14,938,294

	Finland — 1.5%
6,100	Finnair Oyj Class A	50,056
369,600	Fortum Oyj	7,085,324
213,600	Kesko Oyj Class B (a)	5,540,098
2,038,850	Nokia Oyj	32,919,589
218,554	Rautaruukki Oyj	3,036,193
918,200	Sampo Oyj Class A	12,841,401

4	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Finland — continued
38,100	Stockmann Oyj AB Class A	1,284,051
36,700	Wartsila Oyj Class A	938,939
		63,695,651

	France — 4.9%
479,164	BNP Paribas	34,740,719
33,681	Bongrain SA (a)	2,609,884
315,728	Cie de Saint-Gobain	19,505,908
5,570	Fromageries Bel (a)	1,054,328
624,067	Havas SA (a)	3,539,623
7,774	Imerys SA	632,610
136,564	Michelin SA Class B	9,731,884
32,111	Pernod-Ricard	4,590,257
115,806	Sanofi-Aventis	9,233,333
4,123,219	SCOR SA *(a)	8,575,646
261,712	Societe Generale	27,601,414
334,956	Total SA	79,634,971
45,932	Vinci SA	6,747,095
		208,197,672

	Germany — 6.5%
90,903	Aareal Bank AG (a)	3,197,536
108,479	Adidas-Salomon AG	16,283,009
204,988	Altana AG	12,622,535
116,288	Bankgesellschaft Berlin AG *	360,458
232,697	BASF AG	17,386,672
330,397	Bayerische Motoren Werke AG	14,154,676
297,349	Bayerische Vereinsbank *	7,235,544
85,696	Celesio AG	6,468,402
286,591	DaimlerChrysler AG (Registered)	13,221,907
23,799	Douglas Holdings AG (a)	918,677
778,673	E. On AG	70,036,408
39,771	HeidelbergCement AG	2,634,724
150,090	Hypo Real Estate Holding AG *	6,102,264
159,376	MAN AG	7,361,861

See accompanying notes to the financial statements.	5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Germany — continued
83,889	Merck KGaA	6,454,908
1,009	Mobilcom AG	22,717
311,770	RWE AG	18,950,436
553,016	Schering AG	40,365,257
27,049	Schwarz Pharma AG	1,311,720
166,010	Suedzucker AG	3,559,954
290,432	ThyssenKrupp AG (a)	6,661,425
289,600	TUI AG (a)	7,562,756
304,784	Volkswagen AG	15,070,595
		277,944,441

	Greece — 0.1%
131,580	Cosmote Mobile Telecommunications SA	2,638,460

	Hong Kong — 2.0%
1,143,000	Cheung Kong Infrastructure Holdings Ltd	3,460,034
3,306,598	CLP Holdings Ltd	18,924,343
421,409	Great Eagle Holdings Ltd	1,003,434
387,000	Guoco Group	3,810,622
2,827,511	Hang Lung Group Co Ltd	5,142,086
793,900	Hong Kong Aircraft Engineering Co Ltd	4,816,660
4,977,969	Hong Kong Electric Holdings Ltd	22,641,702
540,700	Hong Kong Ferry Co Ltd	611,642
37,762	Jardine Matheson Holdings Ltd	673,633
877,911	Jardine Strategic Holdings Ltd	8,208,468
1,433,862	Mandarin Oriental International Ltd *	1,249,181
579,500	Swire Pacific Ltd Class A	4,734,573
822,000	Wharf Holdings Ltd	2,788,104
1,724,400	Yue Yuen Industrial Holdings	4,980,848
		83,045,330

	Ireland — 1.4%
447,595	Allied Irish Banks Plc	9,621,852
1,459,903	Bank of Ireland	24,368,464
867,267	CRH Plc	24,302,493
		58,292,809

6	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Italy — 4.5%
2,358,330	Banca Intesa SPA (a)	11,529,626
794,512	Banca Intesa SPA (Savings Shares)	3,519,538
820,011	Banca Monte dei Paschi di Siena SPA	2,786,425
3,619,646	Enel SPA	34,824,647
4,225,144	ENI SPA	110,379,437
112,908	Fiat SPA (Savings Shares) *(a)	724,646
170,780	Fondiaria - Sai SPA - RNC	3,382,306
588,000	Grassetto SPA *(b) (c)	7,786
259,811	Italcementi SPA - RNC	3,484,874
23,422	Italmobiliare SPA	1,710,860
92,900	Natuzzi SPA ADR	1,020,971
1,134,613	Parmalat Finanziaria SPA *(b) (c)	15,024
263,312	Riunione Adriatica di Sicurta SPA	6,094,657
491,236	SMI (Societa Metallurgica Italy) *	336,748
4,174,691	Telecom Italia Di RISP	13,168,604
		192,986,149

	Japan — 21.3%
253,010	Acom Co Ltd	17,452,857
133,100	Aiful Corp	15,282,134
126,300	Aisin Seiki Co Ltd	2,845,022
117,500	Autobacs Seven Co Ltd (a)	3,773,661
416,000	Bank of Fukuoka Ltd (a)	2,518,704
215,000	Bridgestone Corp	4,103,381
174,000	Canon Sales Co Inc	2,774,890
762,800	Chubu Electric Power Co Inc	18,234,523
29,200	Chudenko Corp	476,856
191,100	Chugoku Electric Power Co Inc	3,671,889
1,257,000	Cosmo Oil Co Ltd	4,205,419
695,000	Daido Steel Co Ltd	2,650,720
383,800	Daiichi Pharmaceuticals Co Ltd	9,898,555
880,000	Daikyo Inc *	1,842,345
243,300	Daito Trust Construction Co Ltd	9,974,578
402,000	Daiwa Kosho Lease Co Ltd	2,185,235
291,700	Denso Corp	7,477,474

See accompanying notes to the financial statements.	7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
552,500	Eisai Co Ltd	18,666,739
179,000	Ezaki Glico Co Ltd	1,364,586
58,200	FamilyMart Co Ltd	1,731,657
1,868,000	Fuji Heavy Industries Ltd	8,698,438
1,481,000	Furukawa Electric Co Ltd *	7,565,468
655,000	Hitachi Ltd	4,145,594
294,400	Hokkaido Electric Power	5,950,212
1,356,600	Honda Motor Co Ltd	72,804,917
57,900	House Foods Corp	843,160
1,781,000	Isuzu Motors Ltd *(a)	5,104,011
1,898,000	Itochu Corp *	10,012,798
214,000	Itoham Foods Inc	1,082,060
35,000	Japan Airport Terminal Co Ltd	360,733
62,000	Japan Securities Finance Co	424,287
477	Japan Tobacco Inc	5,188,453
675,000	Joyo Bank	3,628,663
2,293,000	Kajima Corp	9,457,263
873,000	Kamigumi Co Ltd	7,061,184
358,000	Kandenko Co	2,207,852
505,000	Kansai Electric Power Co Inc	10,075,514
1,319,000	Kao Corp	31,288,513
3,810,000	Kawasaki Heavy Industries Ltd (a)	6,553,987
394,000	Kawasaki Kisen Kaisha Ltd	2,941,934
227,000	Kikkoman Corp	2,356,711
199,000	Kinden Corp	1,524,653
68,000	Kissei Pharmaceutical Co Ltd (a)	1,348,709
345,300	Kyushu Electric Power Co Inc	7,483,498
839,900	Leopalace21 Corp	13,942,955
488,000	Maeda Corp	2,707,995
98,000	Maeda Road Construction	793,683
200,000	Makita Corp	3,819,774
2,897,000	Marubeni Corp	9,274,682
136,000	Maruichi Steel Tube	2,984,592
2,242,000	Mazda Motor Corp (a)	7,725,893
380,600	Mitsubishi Corp	5,168,416
2,698,000	Mitsubishi Materials Corp	7,014,098

8	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
1,779	Mitsubishi Tokyo Financial Group Inc	16,300,771
627,000	Mitsui OSK Lines Ltd	4,295,610
2,191,000	Mitsui Trust Holding Inc	23,189,631
3,006	Mizuho Financial Group Inc	14,612,270
159,000	Nagase & Co	1,614,052
27,100	Nintendo Co Ltd	2,993,934
145,000	Nippo Corp	1,048,640
252	Nippon Building Fund Inc	2,118,926
1,289,000	Nippon Light Metal (a)	3,518,450
1,183,000	Nippon Mining Holdings Inc	6,966,422
842,000	Nippon Oil Corp	6,266,093
1,312,000	Nippon Yusen Kabushiki Kaisha	7,858,190
845,000	Nishimatsu Construction (a)	3,272,482
102,000	Nisshin Oillio Group Ltd	544,504
120,000	Nisshinbo Industries Inc	969,612
283,500	Nissin Food Products Co Ltd	7,549,129
1,030,000	Obayashi Corp	6,516,778
214,100	Ono Pharmaceutical Co Ltd	11,683,358
117,900	ORIX Corp	15,284,107
2,844,000	Osaka Gas Co Ltd	8,566,322
278,000	Promise Co Ltd	19,367,950
18,000	Royal Co Ltd	227,261
121,900	Ryosan Co	3,027,904
691,200	Sankyo Co Ltd	15,643,542
37,900	Sankyo Co Ltd Gunma	2,107,528
64,400	Sega Sammy Holdings Inc *	4,028,850
325,000	Seino Transportation Co Ltd	3,129,179
1,306,000	Shimizu Corp	6,414,606
679,000	Shinsei Bank Ltd	3,976,706
509,000	Shizuoka Bank Ltd/The	5,208,743
414,000	Sumitomo Chemical Co Ltd	2,211,625
19,000	Sumitomo Forestry Co Ltd	180,227
1,558,000	Taiheiyo Cement Corp	4,656,372
1,974,000	Taisei Corp	7,302,673
702,000	Taisho Pharmaceutical Co Ltd	14,556,390
3,115,900	Takeda Pharmaceutical Co Ltd	149,488,024

See accompanying notes to the financial statements.	9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
156,850	Takefuji Corp	11,162,321
288,700	Terumo Corp	9,044,125
83,000	Toagosei Co Ltd	298,359
538,600	Tohoku Electric Power Co Inc	9,931,642
756,600	Tokyo Electric Power Co Inc	18,533,247
797,000	TonenGeneral Sekiyu KK	8,269,886
140,000	Toshiba TEC Corp	667,459
1,618,600	Toyota Motor Corp	62,830,262
146,000	Wacoal Corp (a)	1,721,122
320,000	Yamato Transport Co Ltd	5,083,372
		906,910,581

	Malaysia — 0.0%
751,000	Promet Berhad *(b) (c)	1,976

	Netherlands — 9.4%
4,921,637	ABN Amro Holdings NV	135,355,185
1,816,812	Aegon NV	26,160,166
468,336	Akzo Nobel NV	21,103,048
185,654	Corio NV	10,319,461
71,701	DSM NV	5,091,293
14,210	Gamma Holdings NV	741,831
127,835	Heineken NV	4,361,735
4,677,335	ING Groep NV	143,650,022
171,050	Koninklijke Wessanen NV	2,388,421
410,886	OCE NV (a)	6,792,555
473,144	Royal Dutch Petroleum	29,828,690
123,107	TPG NV	3,430,916
80,627	Wereldhave NV *	8,477,157
		397,700,480

	Norway — 1.6%
115,617	Aker Kvaerner ASA *(a)	1,173,310
2,687,069	DnB NOR ASA	27,301,531
39,460	Elkem ASA Class A	1,519,809

10	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Norway — continued
315,577	Norsk Hydro ASA	27,257,655
271,954	Orkla ASA	9,895,012
		67,147,317

	Singapore — 1.4%
1,644,000	Capitaland Limited	2,516,887
6,673,249	ComfortDelgro Corp Ltd	6,858,823
1,025,000	DBS Group Holdings Ltd	9,390,208
577,000	Fraser & Neave Ltd	5,605,844
498,193	Haw Par Corp Ltd	1,576,966
778,104	Hotel Properties Ltd	647,317
255,000	Keppel Corp Ltd	1,482,091
769,000	Oversea-Chinese Banking Corp	6,442,805
1,974,000	SembCorp Industries Ltd	2,306,165
188,000	Singapore Land Ltd	659,345
7,910,370	Singapore Telecommunications	12,779,115
2,037,201	Straits Trading Co Ltd	3,018,117
1,301,960	United Industrial Corp Ltd	785,206
439,000	United Overseas Bank Ltd	3,673,681
		57,742,570

	Spain — 2.5%
1,987,612	Endesa SA	44,923,840
398,443	Gas Natural SDG SA	11,788,815
878,535	Iberdrola SA	23,145,025
802,641	Repsol YPF SA	21,866,292
343,304	Sacyr Vallehermoso SA	6,303,971
		108,027,943

	Sweden — 2.9%
210,000	Electrolux AB	5,043,073
202,750	Hennes & Mauritz AB Class B	7,128,850
290,400	Holmen AB Class B	9,724,944
4,821,900	Nordea AB	50,725,745
137,800	Sandvik AB	5,994,681

See accompanying notes to the financial statements.	11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Sweden — continued
467,800	Skandinaviska Enskilda Banken Class A	9,054,808
239,400	Skanska AB Class B	2,848,663
305,600	Svenska Handelsbanken Class A	7,457,559
2,037,100	Swedish Match AB	24,104,284
		122,082,607

	Switzerland — 2.1%
4,337	Banque Cantonale Vaudoise	970,996
1,281	Pargesa Holdings SA (Bearer)	4,964,599
65,850	Roche Holding AG (Non Voting)	6,939,305
901	Sika AG (Bearer) *	635,507
91,884	Swisscom AG (Registered)	36,077,492
11,935	Valora Holding AG	2,924,603
198,577	Zurich Financial Services AG *	36,555,437
		89,067,939

	United Kingdom — 22.8%
585,774	Alliance & Leicester Plc	10,072,821
759,599	Allied Domecq Plc	7,581,670
306,348	Arriva Plc	3,212,748
201,042	AstraZeneca Plc	7,955,069
4,019,304	Aviva Plc	49,958,273
1,856,790	Barclays Plc	20,207,128
1,323,678	Barratt Developments Plc	17,136,167
1,198,884	BBA Group Plc	7,124,160
249,650	Berkeley Group Holdings	4,174,823
1,810,512	Boots Group Plc	23,083,690
8,380,518	BP Plc	90,525,571
361,066	BPB Plc	3,501,416
511,082	British Energy Plc (Deferred Shares) *(c)	—
14,404,704	BT Group Plc	57,660,264
2,172,666	Centrica Plc	9,873,766
326,631	Cobham Group Plc	8,364,504
1,343,305	Diageo Plc	19,102,144
5,987,587	Dixons Group Plc	18,458,199

12	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
8,395,391	GlaxoSmithKline Plc	200,580,565
470,544	GUS Plc	8,517,354
3,844,014	HBOS Plc	61,114,746
937,773	IMI Plc	7,361,755
783,797	Imperial Tobacco Group Plc	20,915,786
111,171	Inchcape Plc	4,459,398
1,861,082	Kingfisher Plc	10,418,467
11,164,331	Lloyds TSB Group Plc	105,198,853
3,924,803	National Grid Transco Plc	37,953,412
653,601	Next Plc	19,350,833
2,714,847	Northern Foods Plc	8,119,220
514,656	Northern Rock Plc	7,768,252
468,794	Persimmon Plc	6,999,145
2,309,718	Scottish & Southern Energy Plc	38,905,317
2,118,810	Scottish Power Plc	16,718,313
925,115	Shell Transport & Trading Co Plc (Registered)	8,692,423
1,153,465	Somerfield Plc	4,165,549
1,751,369	Taylor Woodrow Plc	10,085,716
730,848	WH Smith Plc	5,216,442
195,286	Whitbread Plc	3,386,129
1,557,377	Wimpey (George) Plc	14,038,674
500,716	Wolseley Plc	10,669,446
		968,628,208

	TOTAL COMMON STOCKS (COST $3,273,578,280)	4,088,428,240

	PREFERRED STOCKS — 0.4%

	Germany — 0.3%
72,631	RWE AG 4.35%	3,786,874
9,000	Villeroy & Boch AG (Non Voting) 5.78%	123,379
248,545	Volkswagen AG 4.17%	9,104,424
		13,014,677

See accompanying notes to the financial statements.	13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	Italy — 0.1%
107,179	Fiat SPA *	595,529
309,860	IFI Istituto Finanziario Industries *	4,476,591
		5,072,120

	TOTAL PREFERRED STOCKS (COST $16,845,361)	18,086,797

	SHORT-TERM INVESTMENTS — 6.1%

	Cash Equivalents — 5.8%
129,500,000	HBOS Treasury Time Deposit, 2.58%, due 03/01/05	129,500,000
118,409,021	The Boston Global Investment Trust (d)	118,409,021
		247,909,021

	U.S. Government — 0.3%
11,000,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (e) (f)	10,845,307

	TOTAL SHORT-TERM INVESTMENTS (COST $258,755,965)	258,754,328

	TOTAL INVESTMENTS — 102.7%
	(Cost $3,549,179,606)	4,365,269,365

	Other Assets and Liabilities (net) — (2.7%)	(116,754,375)

	TOTAL NET ASSETS — 100.0%	$4,248,514,990

14	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Notes to Schedule of Investments:

ADR - American Depositary Receipt
* Non-income producing security.
(a) All or a portion of this security is out on loan (Note 2).
(b) Bankrupt issuer.
(c) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(d) All or a portion of this security represents investment of security lending collateral (Note 2).
(e) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(f) Rate shown represents yield-to-maturity.
As of February 28, 2005, 94.4% of the Net Assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

AUD - Australian Dollar	HKD - Hong Kong Dollar
CAD - Canadian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	NOK - Norwegian Krone
DKK - Danish Krone	SEK - Swedish Krona
EUR - Euro	SGD - Singapore Dollar
GBP - British Pound

See accompanying notes to the financial statements.	15

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Forward currency contracts
Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

5/27/05	CAD	69,765,579	$56,796,451	$475,263
5/27/05	CHF	153,790,830	133,500,298	3,442,184
5/27/05	JPY	24,099,748,869	232,711,935	2,823,094
5/27/05	NOK	756,197,828	122,431,711	3,561,896
5/27/05	SEK	774,688,444	113,768,284	2,610,875
5/27/05	SGD	47,776,510	29,477,904	222,818
				$13,136,130

Sales

5/27/05	AUD	52,842,895	$41,665,478	$(358,742)
5/27/05	DKK	28,595,694	5,108,335	(89,216)
5/27/05	EUR	199,207,921	264,900,983	(4,389,100)
5/27/05	GBP	85,679,626	164,209,144	(3,345,238)
5/27/05	HKD	549,735,548	70,663,426	99,481
				$(8,082,815)

Futures contracts
Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

394	DAX	March 2005	$56,612,141	$840,363
1,267	MSCI	March 2005	39,325,396	(585,545)
864	TSE TOPIX	March 2005	97,597,161	4,933,427
				$5,188,245

Sales

310	FTSE 100	March 2005	$29,531,958	$(240,300)
445	S&P Toronto 60	March 2005	38,519,362	(2,109,279)
341	SPI 200	March 2005	28,132,794	(1,288,527)
				$(3,638,106)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

16	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $112,148,125 (cost $3,549,179,606) (Note 2)	$4,365,269,365
Cash	47,788
Foreign currency, at value (cost $2,479,968) (Note 2)	2,486,514
Receivable for investments sold	1,383,743
Receivable for Fund shares sold	46,274,072
Dividends and interest receivable	5,304,340
Foreign taxes receivable	470,663
Receivable for open forward currency contracts (Note 2)	13,235,611
Receivable for variation margin on open futures contracts (Note 2)	785,287
Receivable for expenses reimbursed by Manager (Note 3)	268,576

Total assets	4,435,525,959

Liabilities:
Payable upon return of securities loaned (Note 2)	118,409,021
Payable for Fund shares repurchased	57,845,376
Payable to affiliate for (Note 3):
Management fee	1,660,253
Shareholder service fee	381,381
Administration fee - Class M	2,625
Trustees and Chief Compliance Officer fees	5,671
Payable for 12b-1 fee - Class M	6,463
Payable for open forward currency contracts (Note 2)	8,182,296
Accrued expenses	517,883

Total liabilities	187,010,969
Net assets	$4,248,514,990

Net assets consist of:
Paid-in capital	$3,375,617,787
Distributions in excess of net investment income	(10,937,487)
Accumulated net realized gain	60,921,853
Net unrealized appreciation	822,912,837
$4,248,514,990

See accompanying notes to the financial statements.	17

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Net assets attributable to:
Class II shares	$231,694,874
Class III shares	$1,804,485,061
Class IV shares	$2,193,987,732
Class M shares	$18,347,323

Shares outstanding:
Class II	7,977,577
Class III	61,732,170
Class IV	75,090,466
Class M	633,055

Net asset value per share:
Class II	$29.04
Class III	$29.23
Class IV	$29.22
Class M	$28.98

18	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $7,085,958)	$80,169,304
Interest (including securities lending income of $768,785)	3,453,179

Total income	83,622,483

Expenses:
Management fee (Note 3)	15,941,035
Shareholder service fee (Note 3) - Class II	320,887
Shareholder service fee (Note 3) - Class III	2,087,645
Shareholder service fee (Note 3) - Class IV	1,262,821
12b-1 fee (Note 3) - Class M	28,220
Administration fee (Note 3) - Class M	22,576
Custodian and fund accounting agent fees	1,623,993
Transfer agent fees	69,485
Audit and tax fees	72,207
Legal fees	94,657
Trustees fees and related expenses (Note 3)	46,607
Registration fees	135,918
Miscellaneous	84,762
Total expenses	21,790,813
Fees and expenses reimbursed by Manager (Note 3)	(2,069,365)
Net expenses	19,721,448

Net investment income	63,901,035

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	204,796,863
Closed futures contracts	(3,097,156)
Foreign currency, forward contracts and foreign currency related transactions	(485,171)

Net realized gain	201,214,536

See accompanying notes to the financial statements.	19

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005 — (Continued)

Change in net unrealized appreciation (depreciation) on:
Investments	$411,586,900
Open futures contracts	4,932,380
Foreign currency, forward contracts and foreign currency related transactions	3,340,479

Net unrealized gain	419,859,759

Net realized and unrealized gain	621,074,295

Net increase in net assets resulting from operations	$684,975,330

20	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004

Increase (decrease) in net assets:
Operations:
Net investment income	$63,901,035	$37,409,759
Net realized gain	201,214,536	88,446,923
Change in net unrealized appreciation (depreciation)	419,859,759	618,613,895

Net increase in net assets from operations	684,975,330	744,470,577

Distributions to shareholders from:
Net investment income
Class II	(4,280,990)	(3,414,476)
Class III	(35,499,046)	(35,741,088)
Class IV	(41,320,160)	(16,179,208)
Class M	(300,026)	(139,753)
Total distributions from net investment income	(81,400,222)	(55,474,525)
Net realized gains
Class II	(306,128)	—
Class III	(2,370,968)	—
Class IV	(2,783,896)	—
Class M	(22,496)	—
Total distributions from net realized gains	(5,483,488)	—

	(86,883,710)	(55,474,525)
Net share transactions (Note 7):
Class II	115,923,125	(24,037,904)
Class III	196,107,018	57,218,553
Class IV	1,022,324,690	330,657,748
Class M	8,573,018	6,527,842
Increase in net assets resulting from net share transactions	1,342,927,851	370,366,239

Total increase in net assets	1,941,019,471	1,059,362,291

Net assets:
Beginning of period	2,307,495,519	1,248,133,228
End of period (including distributions in excess of net investment income of $10,937,487 and accumulated undistributed net investment income of $2,554,312, respectively)	$4,248,514,990	$2,307,495,519

See accompanying notes to the financial statements.	21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003		2002		2001
Net asset value, beginning of period	$24.18	$16.04	$17.41		$20.30		$20.85

Income from investment operations:
Net investment income †	0.49	0.44	0.37		0.28		0.40
Net realized and unrealized gain (loss)	5.07	8.31	(1.05)		(2.44)		1.11

Total from investment operations	5.56	8.75	(0.68)		(2.16)		1.51

Less distributions to shareholders:
From net investment income	(0.66)	(0.61)	(0.69)		(0.73)		(0.22)
From net realized gains	(0.04)	—	—		—		(1.84)

Total distributions	(0.70)	(0.61)	(0.69)		(0.73)		(2.06)
Net asset value, end of period	$29.04	$24.18	$16.04		$17.41		$20.30
Total Return (a)	23.17%	54.99%	(4.11	) %	(10.71	) %	7.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$231,695	$85,625	$67,896		$42,495		$15,284
Net expenses to average daily net assets	0.76%	0.76%	0.76%		0.76%		0.76%
Net investment income to average daily net assets	1.88%	2.15%	2.06%		1.56%		1.88%
Portfolio turnover rate	46%	44%	51%		51%		31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.09%	0.10%		0.10%		0.08%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

22	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$24.32	$16.13	$17.50	$20.37	$20.91

Income from investment operations:
Net investment income †	0.59	0.45	0.40	0.44	0.44
Net realized and unrealized gain (loss)	5.02	8.36	(1.08)	(2.59)	1.09

Total from investment operations	5.61	8.81	(0.68)	(2.15)	1.53

Less distributions to shareholders:
From net investment income	(0.66)	(0.62)	(0.69)	(0.72)	(0.23)
From net realized gains	(0.04)	—	—	—	(1.84)

Total distributions	(0.70)	(0.62)	(0.69)	(0.72)	(2.07)
Net asset value, end of period	$29.23	$24.32	$16.13	$17.50	$20.37
Total Return (a)	23.28%	55.05%	(4.05)%	(10.60)%	7.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,804,485	$1,350,850	$845,997	$1,053,104	$1,280,603
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.30%	2.22%	2.26%	2.37%	2.07%
Portfolio turnover rate	46%	44%	51%	51%	31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.09%	0.10%	0.10%	0.08%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$24.31	$16.12	$17.50	$20.37	$20.90

Income from investment operations:
Net investment income †	0.54	0.43	0.38	0.36	0.50
Net realized and unrealized gain (loss)	5.09	8.39	(1.05)	(2.49)	1.05

Total from investment operations	5.63	8.82	(0.67)	(2.13)	1.55

Less distributions to shareholders:
From net investment income	(0.68)	(0.63)	(0.71)	(0.74)	(0.24)
From net realized gains	(0.04)	—	—	—	(1.84)

Total distributions	(0.72)	(0.63)	(0.71)	(0.74)	(2.08)
Net asset value, end of period	$29.22	$24.31	$16.12	$17.50	$20.37

Total Return (a)	23.37%	55.15%	(4.02)%	(10.52)%	7.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,193,988	$863,612	$334,240	$248,579	$155,558
Net expenses to average daily net assets	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income to average daily net assets	2.06%	2.08%	2.13%	1.97%	2.34%
Portfolio turnover rate	46%	44%	51%	51%	31%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.09%	0.10%	0.10%	0.08%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.

24	See accompanying notes to the financial statements.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,

	2005	2004(a)
Net asset value, beginning of period	$24.15	$20.92

Income from investment operations:
Net investment income †	0.44	0.01
Net realized and unrealized gain (loss)	5.04	3.73

Total from investment operations	5.48	3.74

Less distributions to shareholders:
From net investment income	(0.61)	(0.51)
From net realized gains	(0.04)	—

Total distributions	(0.65)	(0.51)
Net asset value, end of period	$28.98	$24.15
Total Return (b)	22.88%	18.06	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,347	$7,408
Net expenses to average daily net assets	0.99%	0.99	%*
Net investment income to average daily net assets	1.72%	0.12	%*
Portfolio turnover rate	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.09	%*

(a)	Period from October 2, 2003 (commencement of operations) to February 29, 2004
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO International Intrinsic Value Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers.  The Fund’s benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Value Style Index.

Throughout the year ended February 28, 2005, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M.  Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3).  The principal economic difference among the classes of shares is the level of fees borne by the classes.  Eligibility for and automatic conversion among the various classes of shares, except Class M, is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  As of February 28, 2005, the total value of these securities represented less than 0.01% of net assets.

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

maintained with the custodian in an amount at least equal to these commitments.  As of February 28, 2005, the Fund held no delayed delivery commitments.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $2,187,888 and $1,419,103, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $112,148,125 collateralized by cash in the amount of $118,409,021 which was invested in a short-term instrument.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $81,400,222 and $55,474,525, respectively and long-term capital gains - $5,483,488 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $24,770,485 and $49,793,379 of undistributed ordinary income and undistributed long-term capital gains, respectively.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$3,568,824,856	$809,006,696	$(12,562,187)	$796,444,509

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP, foreign currency transactions and passive foreign investment company transactions.  The financial highlights exclude these adjustments.

Distributions
In Excess of Net	Accumulated Net
Investment Income	Realized Gain	Paid-in Capital
$4,007,388	$(4,007,385)	$(3)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.  Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund.   This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class II, Class III and Class IV only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $26,621 and $1,611, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $2,651,356,690 and $1,306,587,631, respectively.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholder and related parties

At February 28, 2005, 10.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.  At February 28, 2005, 0.1% of the Fund was held by sixteen related parties comprised of certain GMO employee accounts.

As of February 28, 2005, a significant portion of the Fund’s shares was held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class II:
Shares sold	6,377,984	$168,794,136	4,733,483	$ 96,774,891
Shares issued to shareholders in reinvestment of distributions	144,228	3,997,525	131,364	2,890,031
Shares repurchased	(2,085,668)	(56,868,536)	(5,556,343)	(123,702,826)
Net increase (decrease)	4,436,544	$115,923,125	(691,496)	$ (24,037,904)

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	28,163,066	$ 756,569,217	25,870,141	$ 542,271,026
Shares issued to shareholders in reinvestment of distributions	1,025,850	28,475,859	1,134,168	25,047,548
Shares repurchased	(22,996,855)	(588,938,058)	(23,919,014)	(510,100,021)
Net increase	6,192,061	$ 196,107,018	3,085,295	$ 57,218,553

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	45,473,301	$1,175,551,297	15,876,366	$351,557,271
Shares issued to shareholders in reinvestment of distributions	1,351,198	37,496,919	730,043	16,179,208
Shares repurchased	(7,251,746)	(190,723,526)	(1,822,145)	(37,078,731)
Net increase	39,572,753	$1,022,324,690	14,784,264	$330,657,748

			Period from October 2, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class M:
Shares sold	357,710	$ 9,318,333	386,537	$ 8,370,429
Shares issued to shareholders in reinvestment of distributions	11,712	322,522	6,195	139,753
Shares repurchased	(43,165)	(1,067,837)	(85,934)	(1,982,340)
Net increase	326,257	$ 8,573,018	306,798	$ 6,527,842

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

35

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class II
1) Actual	0.76%	$1,000.00	$1,209.70	$4.16
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

Class III
1) Actual	0.69%	$1,000.00	$1,210.20	$3.78
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

Class IV
1) Actual	0.63%	$1,000.00	$1,210.50	$3.45
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16

Class M
1) Actual	0.99%	$1,000.00	$1,208.40	$5.42
2) Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

*                 Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund paid foreign taxes of $7,085,958 and recognized foreign source income of $87,255,262.

The Fund’s distributions to shareholders include $5,483,488 from long-term capital gains.

For taxable, non-corporate shareholders, 84.08% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

38

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

39

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

Principal Officers – (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Small Companies Fund returned +28.4% for the fiscal year ended February 28, 2005, as compared to +27.8% for the S&P/Citigroup EMI World ex-U.S. Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the fiscal year.

Fair value pricing of the Fund subtracted 0.3% from returns versus the benchmark, which utilizes local close prices.  Using the local close, which we do for attribution, the Fund returned +28.7% for the fiscal year.

Stock selection subtracted 0.8% from returns for the fiscal year.  Stock selection underperformed in Australia, Germany, Ireland, and Norway, and outperformed in Italy and the United Kingdom.

Country selection added 1.7% to performance for the fiscal year.  The largest positive impact came from an underweight position in Japan, which added 0.7% to returns.  Overweight positions in Norway and Austria each added another 0.3% to returns.

The GMO Foreign Small Companies Fund is currently closed to new investments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	95.7%
Short-Term Investments	8.6
Preferred Stocks	1.5
Other Assets and Liabilities (net)	(5.8)
100.0%

Country Summary	% of Investments*
United Kingdom	23.5%
Japan	17.6
Germany	7.5
France	6.8
Finland	5.3
Switzerland	5.0
Italy	4.6
Spain	3.2
Brazil	2.6
Norway	2.5
South Korea	2.5
Ireland	2.2
Hong Kong	1.9
Australia	1.9
Sweden	1.8
Netherlands	1.7
Austria	1.6
Belgium	1.6
Singapore	1.3
India	1.2
Canada	0.9
Denmark	0.8
Mexico	0.7
Thailand	0.4
Taiwan	0.3
Croatia	0.2
Egypt	0.2
Malaysia	0.1
Greece	0.1
100.0%

* The table excludes short-term investments.

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments*
Industrials	25.5%
Consumer Discretionary	25.3
Financials	15.8
Consumer Staples	8.5
Materials	8.2
Information Technology	5.9
Energy	3.3
Utilities	3.2
Health Care	3.0
Telecommunication Services	1.3
100.0%

* The table excludes short-term investments.

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 95.1%

	Australia — 1.8%
263,910	Amcor Ltd	1,499,302
2,000,000	Bradken Ltd	4,013,189
1,393,304	Brazin Ltd	2,573,992
480,797	Consolidated Rutile Ltd	188,549
1,046,142	David Jones Ltd (a)	1,564,585
276,587	Foodland Associated Ltd	5,157,801
35,234	ION Ltd (a) (b)	—
201,000	Lihir Gold Ltd *	181,395
6,000	Lihir Gold Ltd ADR 144A *	109,620
1,208,500	Pacifica Group Ltd (a)	2,863,174
825,000	Pasminco Ltd * (b)	—
		18,151,607

	Austria — 1.5%
29,000	Boehler Uddeholm (Bearer)	4,369,737
66,400	Erste Bank Der Oesterreichischen Sparkassen AG	3,620,411
20,677	Flughafen Wien AG	1,606,911
11,080	OMV AG	3,838,429
35,000	Wienerberger AG	1,739,333
		15,174,821

	Belgium — 1.5%
102,000	AGFA-Gevaert NV	3,597,830
37,918	Bekaert SA	3,215,538
47,300	KBC Bancassurance Holding (a)	3,968,952
32,964	Omega Pharma SA (a)	1,670,104
17,990	Solvay SA	2,091,772
5,006	Unibra SA	497,152
		15,041,348

	Brazil — 1.6%
479,600	Compania de Concessoes Rodoviarias	10,001,313
135,000	Diagnosticos da America SA *	1,668,276

See accompanying notes to the financial statements.	3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Brazil — continued
160,000	Grendene SA *	1,777,640
300,000	Porto Seguro SA	2,838,386
		16,285,615

	Canada — 0.9%
535,000	Hudson’s Bay Co	5,465,380
90,600	KAP Resources Ltd * (b)	735
79,200	Methanex Corp	1,431,944
183,800	Patheon Inc *	1,564,699
		8,462,758

	Croatia — 0.2%
160,000	Pliva D.D. GDR	2,384,000

	Denmark — 0.8%
245,800	H. Lundbeck A/S (a)	5,458,147
188,500	Vestas Wind Systems A/S *(a)	2,513,873
		7,972,020

	Egypt — 0.2%
95,000	Lecico Egypt SAE GDR 144A *	1,748,000

	Finland — 5.2%
302,150	Jaakko Poyry Group Oyj	10,509,695
86,700	Marimekko Oyj	1,974,384
28,000	Nokian Renkaat Oyj	4,960,310
228,000	Ramirent Oyj (a)	7,376,957
1,178,160	Rapala VMC Oyj	9,563,483
254,450	Stockmann Oyj AB Class B	8,663,581
403,900	Uponor Oyj	8,555,208
		51,603,618

	France — 6.6%
23,271	Bacou Dalloz	2,107,393
22,800	BIC SA	1,274,968

4	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	France — continued
161,900	Boursorama *	1,394,520
30,216	Buffalo Grill	680,931
391,900	Canal Plus	3,286,048
3,700	Casino Guichard Perrachon SA	307,482
50,932	Clarins (a)	3,312,873
6,450	Damartex SA	224,358
44,100	Essilor International SA	3,090,942
41,707	Eurazeo (a)	3,797,577
6,300	Gaumont SA	570,999
31,108	Groupe Partouche *(a)	686,146
9,000	Guyenne et Gascogne SA	1,041,413
45,600	Imerys SA (a)	3,710,705
17,700	Klepierre	1,658,221
14,100	Lagardere S.C.A.	1,101,303
55,200	LISI	4,018,555
75,000	M6-Metropole Television	2,149,026
61,000	Michelin SA Class B	4,347,009
9,407	Natexis Banques Populaires (a)	1,381,738
59,100	Peugeot SA	3,865,791
45,000	Publicis Groupe	1,370,662
34,600	Schneider Electric SA	2,757,402
1,416,000	SCOR SA *(a)	2,945,057
20,350	Seb SA	2,369,426
1,351	Societe de Gerance et d’Armement *	75,135
7,250	SOMFY SA	1,515,230
25,000	Thales SA	1,130,440
34,000	Valeo SA	1,629,575
51,872	Virbac SA	2,038,458
30,001	Worms & Cie SA	990,242
99,341	Zodiac SA	4,772,555
		65,602,180

	Germany — 6.2%
178,680	Aareal Bank AG (a)	6,285,114
32,992	Adidas-Salomon AG	4,952,194

See accompanying notes to the financial statements.	5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Germany — continued
59,200	Commerzbank AG *	1,328,956
28,200	Continental AG	2,089,742
250,200	Deutsche Lufthansa AG (Registered) *	3,589,263
133,617	Fraport AG	5,824,059
137,747	Hannover Rueckversicherungs AG (Registered) (a)	5,941,185
156,520	Heidelberger Druckmaschinen *	5,567,310
375,500	Hochtief AG	12,280,248
177,670	IWKA AG	5,036,036
135,503	Medion AG (a)	2,735,749
62,900	Singulus Technologies *(a)	976,314
63,222	Suedzucker AG	1,355,746
52,901	Volkswagen AG	2,615,785
11,200	Vossloh AG	556,042
		61,133,743

	Greece — 0.1%
172,640	Lamda Development SA	812,655

	Hong Kong — 1.9%
711,000	ASM Pacific Technology	3,128,019
383,000	China Resources Peoples Telephone Co Ltd	125,494
1,500,000	Hang Lung Properties Ltd	2,317,273
1,929,000	Hopewell Highway Infrastructure Ltd	1,486,124
700,000	Orient Overseas International Ltd	3,004,831
3,000,000	Oriental Press Group	1,015,483
2,278,000	Pacific Basin Shipping Ltd	1,126,214
1,300,000	Shangri-La Asia Ltd	1,966,731
1,200,000	Techtronic Industries Co	2,813,856
4,000,000	Vedan International Holdings Ltd	809,750
75,000	Wing Lung Bank	584,405
		18,378,180

	India — 1.1%
641,984	Arvind Mills Ltd *	1,874,848
214,735	Corporation Bank	1,794,859

6	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	India — continued
111,098	Himatsingka Seide Ltd	1,008,524
413,117	Jain Irrigation Systems Ltd *	1,280,328
1,435,450	Mirc Electronics Ltd	731,619
132,806	Raymond Ltd	989,193
1,841,000	Sakthi Sugars Ltd *	2,434,144
150,000	Ultratech Cemco Ltd	1,284,602
		11,398,117

	Indonesia — 0.0%
1,131,500	Adira Dinamika Multi Finance PT *	305,298

	Ireland — 2.1%
450,000	C&C Group Plc	1,847,189
28,138	CRH Plc	788,481
718,000	Grafton Group Plc *	9,753,353
252,113	Greencore Group Plc	1,092,176
379,440	IFG Group Plc	438,576
141,000	Irish Continental Group Plc *	2,177,057
230,000	Irish Life & Permanent Plc	4,677,866
		20,774,698

	Italy — 4.4%
255,000	Arnoldo Mondadori Editore SPA	2,846,493
708,425	Banca Intesa SPA	3,463,415
187,500	Banche Popolari Unite Scrl	3,848,236
157,000	Brembo Filatura del Brembo SPA	1,273,710
174,200	Buzzi Unicem SPA (a)	2,948,592
900,000	CIR-Compagnie Industriali Riunite SPA	2,793,665
49,700	Davide Campari-Milano SPA	3,320,924
112,800	ERG SPA	1,539,182
5,294,000	Finmeccanica SPA	5,425,779
357,716	Gruppo Editoriale L’Espresso (a)	2,303,077
795,300	IFIL SPA	3,494,701
30,000	Pagnossin SPA *	28,991
79,552	Riunione Adriatica di Sicurta SPA	1,841,322

See accompanying notes to the financial statements.	7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Italy — continued
600,000	Snam Rete Gas SPA	3,505,051
1,759,364	Telecom Italia Di RISP	5,549,720
		44,182,858

	Japan — 17.2%
15,000	Alpha Corp (a)	694,729
120,520	Arisawa Manufacturing Co Ltd	4,555,172
900,000	Bank of Yokohama Ltd	5,559,337
400,000	Brother Industries Ltd	3,524,073
100,000	Cawachi Ltd	4,484,559
875,000	Central Glass Co Ltd	5,776,036
200,000	Daikin Industries Ltd	5,013,736
80,000	Dainippon Screen Manufacturing Co Ltd (a)	528,389
475,000	Daito Trust Construction Co Ltd	19,473,591
80,000	Diamond Lease Co Ltd	3,260,278
10,300	Electric Power Development Co *	329,080
50,000	Funai Electric Co Ltd	6,662,223
460,000	Isuzu Motors Ltd *(a)	1,318,274
217,000	J Oil Mills Inc	851,713
600,000	JACCS Co Ltd (a)	4,109,044
470	Japan Retail Fund Investment Corp (a)	3,666,604
1,100,000	Kobe Steel Ltd	1,997,486
227,500	Koei Co Ltd (a)	5,576,729
26,480	Kose Corp	1,091,480
1,250,000	Marubeni Corp	4,001,847
400,000	Mitsui Trust Holding Inc	4,233,616
800,000	NHK Spring Co Ltd	5,475,123
350,000	Nippon Electric Glass *	4,988,521
350,000	Nippon Electric Glass Co Ltd (a)	5,049,132
700,000	Nippon Mining Holdings Inc	4,122,143
850,000	Oki Electric Industry Co Ltd *(a)	3,698,324
300	ORIX JREIT Inc (a)	1,875,510
200,000	Santen Pharmaceutical Co Ltd (a)	4,338,489
230,000	Sanwa Shutter Corp	1,294,877
2,400,000	Showa Denko	6,265,600

8	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
750,000	Showa Shell Sekiyu	7,508,739
300,000	Sumitomo Rubber Industries Inc	2,995,103
300,000	Suruga Bank Ltd/The	2,491,589
300,000	Taisei Corp	1,109,829
245,000	TIS Inc	10,292,041
1,750,000	Tokyu Land Corp	7,412,236
420,000	Toyo Suisan Kaisha Ltd	6,339,435
500,000	Yamaha Motor Co Ltd	8,538,188
		170,502,875

	Malaysia — 0.1%
6,000,000	E & O Property Development *	874,579

	Mexico — 0.7%
500,000	Grupo Bimbo SA de CV	1,445,803
1,346,700	Grupo Imsa SA Class UBC	3,881,994
1,675,000	Sare Holding SA de CV *	1,332,323
		6,660,120

	Netherlands — 1.7%
186,318	Buhrmann NV	2,081,320
110,300	Fortis NV	3,097,493
3,939	Fugro NV	366,364
528,139	Hagemeyer NV *(a)	1,515,320
49,800	Imtech NV	1,787,501
37,626	Nutreco Holding NV	1,295,648
5,862	Roto Smeets de Boer NV	305,452
200,339	VNU NV	6,265,649
		16,714,747

	New Zealand — 0.0%
46,000	Air New Zealand *	55,532
1,207,475	Evergreen Forests Ltd *	280,984
		336,516

See accompanying notes to the financial statements.	9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Norway — 2.4%
405,390	Ekornes ASA (a)	9,043,149
300,000	Leroy Seafood Group ASA	1,879,147
182,400	Nextgentel Holding ASA *(a)	1,244,048
370,550	Prosafe ASA (a)	12,166,630
		24,332,974

	Singapore — 1.3%
2,159,000	Allgreen Properties Ltd	1,478,205
2,000,000	ComfortDelgro Corp Ltd	2,055,617
250,000	Elec & Eltek International Co Ltd	712,500
2,500,000	GES International Ltd	1,063,479
700,000	Gold Peak Batteries International	801,733
425,000	Hong Leong Finance Ltd	868,527
1,300,000	Parkway Holdings Ltd	1,345,850
1,409,000	People’s Food Holdings Ltd	1,169,215
2,600,000	Petra Foods Ltd *	1,763,473
1,300,000	Unisteel Technology Ltd	1,297,836
		12,556,435

	South Korea — 2.4%
111,980	Asia Cement Co Ltd	3,741,408
79,533	FnC Kolon Corp *	488,350
525,560	Handsome Co Ltd	5,672,956
464,140	Hotel Shilla Co Ltd	3,265,124
54,469	Humax Co Ltd	510,994
51,100	Korea Electric Terminal Co	865,566
320,963	Kortek Corp	1,867,982
130,000	LG Household & Health Care Ltd	4,387,081
52,600	Sam Yang Corp	2,035,207
240,000	Woongjin.com Co Ltd	1,243,127
		24,077,795

	Spain — 3.1%
192,000	ACS, Actividades de Construccion y Servicios, SA	4,896,321
2,413	Aguas de Barcelona *	51,123

10	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Spain — continued
241,381	Aguas de Barcelona SA Class A	5,156,952
54,400	Altadis SA	2,284,212
10,649	Bankinter SA	566,864
43,296	Compania de Distribucion Integral Logista SA	2,373,496
37,000	Cortefiel SA	664,455
70,000	Fomento de Construcciones y Contratas SA	3,604,483
106,800	Gas Natural SDG SA	3,159,913
70,000	Red Electrica de Espana	1,807,122
90,000	Union Fenosa SA	2,585,076
628,157	Uralita SA *	3,435,892
		30,585,909

	Sweden — 1.8%
197,900	Autoliv Inc SDR (a)	9,886,801
221,000	Billerud AB	3,463,842
416,000	Lundin Mining Corp *(a)	4,322,907
		17,673,550

	Switzerland — 4.8%
24,000	AFG Arbonia-Forster Holding	5,776,307
2,131	Bank Sarasin & Cie AG Class B (Registered)	3,900,391
2,500	Belimo Holding AG (Registered)	1,677,629
16,470	Bobst Group AG (Registered)	676,785
98,286	Charles Voegele Holding AG	4,796,931
700	Eichhof Holding AG (Registered)	828,224
2,719	Forbo Holdings AG (Registered) *	586,774
3,294	Geberit AG (Registered)	2,639,023
17,510	Helvetia Patria Holding (Registered)	2,713,753
1,000	Jelmoli Holding AG (Bearer)	1,503,912
3,250	Jelmoli Holding AG (Registered)	980,510
38,970	Lonza Group AG (Registered) (a)	2,431,649
7,600	Rieter Holding AG (Registered)	2,476,116
9,030	Sarna Kunststoff Holding AG (Registered)	1,097,301
1,000	Schaffner Holding AG (Registered)	165,439
7,248	Sika AG (Bearer) *	5,112,266

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	Switzerland — continued
7,000	Swatch Group AG	971,427
39,030	Unique Zurich Airport *	5,434,217
17,908	Valiant Holding AG (Registered) *	1,693,785
10,650	Valora Holding AG	2,609,721
		48,072,160

	Taiwan — 0.3%
4,319,000	Arima Computer Corp *	1,267,838
1,000,000	Tsann Kuen Enterprises Co Ltd	1,370,936
		2,638,774

	Thailand — 0.4%
13,500,000	Asian Property Development Pcl (Foreign Registered) (b)	1,853,426
440,000	Kiatnakin Finance & Securities (Foreign Registered) (b)	425,732
400,000	Siam Panich Leasing Ltd (Foreign Registered) (b)	402,720
3,787,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (b)	1,039,840
600,000	Tipco Asphalt Pcl (Foreign Registered) *(b)	371,862
		4,093,580

	United Kingdom — 22.8%
2,484,540	Aggregate Industries Plc	6,650,582
175,000	Alliance & Leicester Plc	3,009,256
168,033	Alliance Unichem Plc	2,346,128
168,173	Anglo Irish Bank Corp	4,424,643
682,342	Balfour Beatty Plc	4,202,775
575,000	BBA Group Plc	3,416,838
687,250	Bodycote International Plc	2,411,745
348,600	BPB Plc	3,380,527
250,000	Brambles Industries Plc	1,465,495
500,000	British Airways Plc *	2,564,629
1,600,000	British Insurance Holdings Plc	2,653,490
750,000	Brown (N) Group Plc	1,931,905
1,425,000	Cable & Wireless Plc	3,504,084
814,100	Carphone Warehouse Group Plc	2,594,162
533,052	Cattle’s Plc	3,961,024

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
100,000	Chemring Group Plc	915,212
65,000	Cobham Group Plc	1,664,547
332,000	Compass Group Plc	1,593,087
128,342	Computacenter Plc	715,310
363,424	Crest Nicholson Plc	2,780,320
3,700,000	Dimension Data Holdings Plc *	2,602,975
9,750	DX Services Plc *	67,467
696,493	FKI Plc	1,569,299
1,057,600	Fyffes Plc	3,158,464
253,488	Gallaher Group Plc	3,819,538
333,226	Geest Plc	4,084,599
260,000	Hanson Plc	2,526,082
195,000	Hays Plc	502,633
461,049	ICAP Plc	2,587,365
127,400	Imperial Tobacco Group Plc	3,399,696
1,300,000	iTouch Plc *	827,601
2,000,000	ITV Plc	4,448,240
575,000	JJB Sports Plc	2,310,717
850,000	John Wood Group Plc	2,388,166
135,000	Johnson Matthey Plc	2,620,229
445,000	Kelda Group Plc	5,150,702
360,000	Kesa Electricals Plc	2,255,282
538,613	Kidde Plc	1,717,244
362,344	Kier Group Plc	5,917,011
155,376	Lonmin Plc	3,083,474
512,200	Matalan Plc	2,309,499
950,000	Misys Plc	4,163,012
900,000	mmO2 Plc *	2,093,221
1,261,356	Morrison Supermarkets	5,426,793
100,000	Next Plc	2,960,649
300,300	Northern Rock Plc	4,532,748
866,436	Novar Plc	3,166,796
1,000,000	PD Ports Plc *	1,997,498
400,000	Peninsular & Oriental Steam Navigation Co	2,415,451
274,031	Pennon Group Plc	5,006,398
1,284,614	Photo-Me International Plc	2,562,557

See accompanying notes to the financial statements.	13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
2,050,000	PHS Group Plc	3,327,674
500,000	Premier Foods Plc *	2,546,560
135,000	Provident Financial Plc	1,753,531
300,000	RAC Plc	4,074,574
500,736	Rexam Plc	4,409,069
750,000	RM Plc	2,519,794
1,800,000	Royal & Sun Alliance Insurance Group	2,906,291
1,000,000	Sage Group Plc	3,962,320
532,000	Slough Estates Plc	5,264,057
755,160	Smith (David S.) Holdings Plc	2,373,979
500,000	SSL International Plc	2,886,685
288,600	Tate & Lyle Plc	2,888,159
550,300	Tomkins Plc	2,964,264
110,000	Travis Perkins Plc	3,917,030
295,000	Trinity Mirror Plc	3,918,547
1,280,000	TT Electronics Plc	4,632,105
230,700	Ultra Electronics Holdings Plc	3,247,666
315,000	Viridian Group Plc	4,415,322
338,100	Westbury Plc	3,182,717
165,600	WH Smith Plc	1,181,973
165,100	William Hill Plc	1,913,824
167,800	Wolseley Plc	3,575,546
91,282	Xstrata Plc	1,919,507
575,000	Yell Group Plc	5,225,446
		226,863,805

	TOTAL COMMON STOCKS (COST $591,268,328)	945,395,335

	PREFERRED STOCKS — 2.1%

	Brazil — 0.9%
190,000	All American Latina Logistica SA 0.2%	6,167,021
890,000	Caemi Mineracao e Metalurgica SA *	917,668
280,000	Klabin SA 4.27%	543,889
280,000	Suzano Bahia Sul Papel e Celulose SA 1.86%	1,405,677
		9,034,255

14	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

	Shares/ Par Value ($)	Description	Value ($)

		France — 0.1%
	6,800	Casino Guichard Perrachon SA 3.88%	519,665

		Germany — 1.1%
	61,900	Henkel KGaA 1.88%	5,545,908
	150,000	Volkswagen AG 4.17%	5,494,633
			11,040,541

		Italy — 0.0%
	10,000	IFI Istituto Finanziario Industries *	144,471

		TOTAL PREFERRED STOCKS (COST $14,276,988)	20,738,932

		SHORT-TERM INVESTMENTS — 8.6%

		Cash Equivalents — 8.6%
	9,800,000	Rabobank GC Time Deposit, 2.57%, due 03/01/05	9,800,000
EUR	8,745,000	State Street Time Deposit, 1.94%, due 03/01/05	11,579,714
	63,817,737	The Boston Global Investment Trust (c)	63,817,737
			85,197,451

		TOTAL SHORT-TERM INVESTMENTS (COST $85,197,451)	85,197,451

		TOTAL INVESTMENTS — 105.8%
		(Cost $690,742,767)	1,051,331,718

		Other Assets and Liabilities (net) — (5.8%)	(57,526,049)

		TOTAL NET ASSETS — 100.0%	$993,805,669

See accompanying notes to the financial statements.	15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

As of February 28, 2005, 90.6% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).
* Non-income producing security.
(a) All or a portion of this security is out on loan (Note 2).
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) Investment of security lending collateral (Note 2).

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

16	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $60,885,790 (cost $690,742,767) (Note 2)	$1,051,331,718
Cash	92,202
Foreign currency, at value (cost $5,938,750) (Note 2)	6,281,389
Receivable for investments sold	1,482,088
Dividends and interest receivable	1,316,885
Foreign taxes receivable	114,013
Receivable for expenses reimbursed by Manager (Note 3)	49,392

Total assets	1,060,667,687

Liabilities:
Payable for investments purchased	2,082,044
Payable upon return of securities loaned (Note 2)	63,817,737
Accrued capital gain and repatriation taxes payable (Note 2)	170,279
Payable to affiliate for (Note 3):
Management fee	529,664
Shareholder service fee	94,838
Trustees and Chief Compliance Officer fees	1,467
Accrued expenses	165,989

Total liabilities	66,862,018
Net assets	$ 993,805,669

Net assets consist of:
Paid-in capital	$ 592,351,069
Distributions in excess of net investment income	(3,051,291)
Accumulated net realized gain	43,660,316
Net unrealized appreciation	360,845,575
$ 993,805,669

Net assets attributable to:
Class III shares	$ 426,758,066
Class IV shares	$ 567,047,603

Shares outstanding:
Class III	24,829,343
Class IV	32,974,426

Net asset value per share:
Class III	$ 17.19
Class IV	$ 17.20

See accompanying notes to the financial statements.	17

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $2,132,803)	$ 21,089,616
Interest (including securities lending income of $376,785)	842,720

Total income	21,932,336

Expenses:
Management fee (Note 3)	6,049,673
Shareholder service fee (Note 3) - Class III	752,345
Shareholder service fee (Note 3) - Class IV	362,675
Custodian and fund accounting agent fees	678,452
Transfer agent fees	43,155
Audit and tax fees	56,065
Legal fees	24,004
Trustees fees and related expenses (Note 3)	13,000
Registration fees	9,343
Miscellaneous	17,925
Total expenses	8,006,637
Fees and expenses reimbursed by Manager (Note 3)	(817,732)
Net expenses	7,188,905

Net investment income	14,743,431

Realized and unrealized gain:
Net realized gain on:
Investments (net of foreign capital gains tax and CPMF tax of $166,358 and $23,714, respectively) (Note 2)	96,932,972
Foreign currency, forward contracts and foreign currency related transactions	1,659,344

Net realized gain	98,592,316

Change in net unrealized appreciation (depreciation) on:
Investments (including foreign capital gains tax accrual of $126,072) (Note 2)	112,932,362
Foreign currency, forward contracts and foreign currency related transactions	717,131

Net unrealized gain	113,649,493

Net realized and unrealized gain	212,241,809

Net increase in net assets resulting from operations	$226,985,240

18	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 14,743,431	$ 11,199,187
Net realized gain	98,592,316	31,138,742
Change in net unrealized appreciation (depreciation)	113,649,493	281,445,460

Net increase in net assets from operations	226,985,240	323,783,389

Distributions to shareholders from:
Net investment income
Class III	(12,236,026)	(9,757,175)
Class IV	(8,819,758)	(6,863,664)
Total distributions from net investment income	(21,055,784)	(16,620,839)
Net realized gains
Class III	(40,519,991)	—
Class IV	(28,580,789)	—
Total distributions from net realized gains	(69,100,780)	—

	(90,156,564)	(16,620,839)
Net share transactions (Note 7):
Class III	(129,870,091)	24,206,541
Class IV	172,149,959	5,270,623
Increase in net assets resulting from net share transactions	42,279,868	29,477,164

Total increase in net assets	179,108,544	336,639,714

Net assets:
Beginning of period	814,697,125	478,057,411
End of period (including distributions in excess of net investment income of $3,051,391 and $1,190,012, respectively)	$993,805,669	$814,697,125

See accompanying notes to the financial statements.	19

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003		2002		2001(a)

Net asset value, beginning of period	$ 14.79	$ 9.13	$ 9.59		$ 9.68		$ 10.00

Income from investment operations:
Net investment income	0.26 †	0.20 †	0.16	†	0.15		0.06
Net realized and unrealized gain (loss)	3.76	5.77	(0.51	)(b)	0.00	(b)(c)	(0.33	)(b)

Total from investment operations	4.02	5.97	(0.35)		0.15		(0.27)

Less distributions to shareholders:
From net investment income	(0.38)	(0.31)	(0.11)		(0.24)		(0.05)
From net realized gains	(1.24)	—	—		—		—

Total distributions	(1.62)	(0.31)	(0.11)		(0.24)		(0.05)

Net asset value, end of period	$ 17.19	$ 14.79	$ 9.13		$ 9.59		$ 9.68
Total Return (d)	28.40%	65.76%	(3.64)%		1.59%		(2.64	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$426,758	$480,966	$275,739		$149,566		$61,244
Net expenses to average daily net assets	0.85%	0.85%	0.85%		0.86	%(e)	0.85	%*
Net investment income to average daily net assets	1.71%	1.71%	1.59%		1.48%		1.08	%*
Portfolio turnover rate	25%	31%	24%		17%		16	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.11%	0.15%		0.26%		0.43	%*

(a)	Period from June 30, 2000 (commencement of operations) to February 28, 2001.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)	Net realized and unrealized loss was less than $0.01 per share.
(d)	Total return would have been lower had certain expenses not been reimbursed during the periods shown.
(e)	Includes transfer taxes not reimbursed by the Manager, which approximate 0.01% of average daily net assets.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

20	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003(a)
Net asset value, beginning of period	$ 14.80	$ 9.13	$ 10.60

Income from investment operations:
Net investment income †	0.26	0.21	0.08
Net realized and unrealized gain (loss)	3.76	5.77	(1.43)

Total from investment operations	4.02	5.98	(1.35)

Less distributions to shareholders:
From net investment income	(0.38)	(0.31)	(0.12)
From net realized gains	(1.24)	—	—

Total distributions	(1.62)	(0.31)	(0.12)
Net asset value, end of period	$ 17.20	$ 14.80	$ 9.13
Total Return (b)	28.44%	65.92%	(12.76	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$567,048	$333,731	$202,319
Net expenses to average daily net assets	0.81%	0.80%	0.80	%*
Net investment income to average daily net assets	1.69%	1.78%	1.13	%*
Portfolio turnover rate	25%	31%	24%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.11%	0.14	%*

(a)	Period from June 14, 2002 (commencement of operations) through February 28, 2003.
(b)	Total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	21

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Foreign Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in a diversified portfolio of equity securities of non-U.S. issuers.  The Fund’s benchmark is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index.

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding: Class III and Class IV.  The principal economic difference between the clsses of shares is the level of shareholder service fees borne by the classes.  Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  As of February 28, 2005, the total value of these securities represented 0.4% of net assets.

22

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in

23

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increase s the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts

24

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses

25

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $809,981 and $433,196, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $60,885,790 collateralized by cash in the amount of $63,817,737, which was invested in a short-term instrument.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $170,279 for potential capital gains and repatriation taxes at February 28, 2005. The accrual for capital gains and repatriation taxes is included in net unrealized gain in the Statement of Operations. The Fund has incurred $166,358 related to capital gains taxes which is included in net realized gain in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.  For the year ended February 28, 2005, the Fund incurred $23,714 related to CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $25,245,856 and $16,620,839, respectively and long-term capital gains - $64,910,708 and $0, respectively.

26

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $7,193,825 and $41,529,258 of undistributed ordinary income and undistributed long-term capital gains, respectively.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$687,217,314	$360,340,566	$(7,805,876)	$352,534,690

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment companies and foreign currency transactions.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess Of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$4,451,074	$(4,441,954)	$(9,120)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

27

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.70% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.70% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005, was $7,549 and $398, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $210,287,686 and $248,838,729, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

28

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

6.              Principal shareholders and related parties

At February 28, 2005, 47.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.1% of the Fund was held by thirteen related parties comprised of certain GMO employee accounts.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	2,003,413	$ 31,586,841	1,699,099	$16,069,884
Shares issued to shareholders in reinvestment of distributions	3,225,981	50,882,694	621,212	8,163,813
Shares repurchased	(12,913,661)	(212,339,626)	(2,179)	(27,156)
Net increase (decrease)	(7,684,267)	$(129,870,091)	2,318,132	$24,206,541

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	8,179,317	$136,758,180	337,838	$5,000,000
Shares issued to shareholders in reinvestment of distributions	2,242,284	35,391,779	400,379	5,270,623
Shares repurchased	—	—	(337,838)	(5,000,000)
Net increase	10,421,601	$172,149,959	400,379	$5,270,623

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

30

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

31

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)
February 28, 2005

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	0.85%	$1,000.00	$1,269.40	$4.78
2) Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26

Class IV
1) Actual	0.81%	$1,000.00	$1,269.80	$4.56
2) Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

*

Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by the 365 days in the years.

32

GMO Foreign Small Companies Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $2,299,161 and recognized foreign source income of $23,222,419.

The Funds distributions to shareholders include $64,910,707 from long-term capital gains.

For taxable, non-corporate shareholders, 70.59% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

33

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

34

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed International Equities Fund returned +21.9% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE benchmark.  On an after-tax basis, the Fund returned +21.8% compared to the benchmark’s +18.4% for the same period.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country selection was a strong contributor to the portfolio’s outperformance for the fiscal year.  The portfolio’s allocation to emerging equities continued to add to performance, as emerging equities outpaced developed international equity markets by almost 10%.  Overweights in some of the smaller countries in the developed market index – Austria, Belgium, and Norway – also added value, as these countries delivered some of the fiscal year’s strongest returns.  Underweights in Australia and New Zealand, which also posted strong returns, detracted from performance, as did an overweight in Japan, which underperformed for the period.

Sector selection was slightly negative for the fiscal year.  An underweight in information technology added value, but was countered by an overweight in healthcare stocks.  Overweights in utilities and energy stocks contributed positively to performance.

Stock selection was positive for the year, as the portfolio benefited from strong selection within both the developed and emerging markets.  Both the quality-adjusted value and intrinsic value stock selection strategies posted gains for the year.  The momentum strategy also finished in positive territory, benefiting from strong performance in the final months of the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	90.4%
Short-Term Investments	7.2
Other Assets and Liabilities (net)	1.3
Preferred Stocks	1.1
Futures	0.0
100.0%

Industry Sector Summary	% of Investments*
Financials	22.0%
Energy	13.0
Health Care	12.4
Consumer Discretionary	11.7
Utilities	9.5
Industrials	8.2
Consumer Staples	7.6
Materials	6.1
Telecommunication Services	5.8
Information Technology	3.7
100.0%

*     The table excludes short-term investments.

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country Summary	% of Investments*
United Kingdom	22.0%
Japan	21.8
Netherlands	7.5
Germany	7.3
France	5.5
Italy	4.7
Belgium	4.1
Sweden	2.9
Switzerland	2.8
Spain	2.6
Norway	2.6
Australia	2.2
South Korea	1.7
Singapore	1.6
Austria	1.6
Ireland	1.4
Taiwan	1.3
Finland	1.2
Hong Kong	1.0
Brazil	0.9
South Africa	0.7
Canada	0.7
Mexico	0.4
Turkey	0.3
Indonesia	0.3
Malaysia	0.2
Russia	0.2
Poland	0.1
Greece	0.1
China	0.1
Philippines	0.1
India	0.1
100.0%

*     The table excludes short-term investments.

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 90.4%

	Argentina — 0.0%
2,800	Tenaris SA ADR	184,100

	Australia — 2.0%
84,857	Australia and New Zealand Banking Group Ltd	1,430,989
133,455	BHP Billiton Ltd	2,041,435
62,471	Boral Ltd	316,452
156,685	General Property Trust Units	454,589
104,112	National Australia Bank Ltd	2,366,960
85,328	Santos Ltd	607,132
490,540	Telstra Corp Ltd	2,044,116
98,357	Westfield Group	1,310,272
46,802	Woodside Petroleum Ltd	805,213
		11,377,158

	Austria — 1.4%
7,896	Austrian Airlines *	91,209
6,722	Boehler Uddeholm (Bearer)	1,012,875
6,941	Flughafen Wien AG	539,419
446	Lenzing AG	120,987
2,407	Mayr-Melnhof Karton AG (Bearer)	427,825
313	Oesterreichische Elektrizitaetswirtschafts AG Class A	74,381
9,884	OMV AG	3,424,101
16,686	Voestalpine AG	1,389,816
18,931	Wienerberger AG	940,780
		8,021,393

	Belgium — 3.7%
23,751	Almanij NV	2,679,496
1,636	Bekaert SA	138,737
33,969	Belgacom SA *	1,426,466
4,000	CMB Cie Maritime Belge	154,907
6,470	Colruyt SA	1,112,221
18,354	Delhaize Group	1,445,596

See accompanying notes to the financial statements.	3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Belgium — continued
115,924	Dexia	2,749,889
5,176	Electrabel SA	2,290,196
133,556	Fortis	3,755,742
32,397	KBC Bancassurance Holding	2,718,439
45,552	UCB SA	2,287,373
		20,759,062

	Brazil — 0.2%
8,719	Banco do Brasil SA	104,379
8,000	Compania de Concessoes Rodoviarias	166,828
9,061	Compania Siderurgica Nacional SA	235,142
15,159,000	Electrobas (Centro)	221,224
8,200	Petroleo Brasileiro SA (Petrobras)	402,163
3,200	Petroleo Brasileiro SA (Petrobras) ADR	156,160
		1,285,896

	Canada — 0.6%
9,000	Canadian National Railway Co	558,140
18,600	Canadian Natural Resources	1,056,976
18,300	EnCana Corp	1,213,818
15,700	National Bank of Canada	674,766
		3,503,700

	China — 0.1%
636,000	China Petroleum & Chemical Corp Class H	289,191
6,300	China Telecom Corp Ltd ADR	239,022
80,999	Weiqiao Textile Co	132,224
		660,437

	Denmark — 0.0%
1,600	DFDS A/S	92,523
2,288	Lanxess AG *	51,686
		144,209

4	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Finland — 1.1%
12,100	Finnair Oyj Class A	99,291
49,200	Fortum Oyj	943,176
23,000	Kemira Oyj	355,037
164,200	Nokia Oyj	2,651,199
21,900	Orion Oyj Class B	347,920
43,900	Rautaruukki Oyj	609,867
78,200	Sampo Oyj Class A	1,093,659
		6,100,149

	France — 5.1%
50,797	Arcelor	1,259,134
31,423	BNP Paribas	2,278,255
4,173	Bongrain SA	323,359
5,024	Chargeurs SA	229,540
36,812	Cie de Saint-Gobain	2,274,272
4,953	Eiffage SA	644,198
1,821	Eramet	196,228
2,228	Esso S.A.F.	369,743
36,181	France Telecom SA	1,091,105
4,870	Pernod-Ricard	696,165
33,947	Peugeot SA	2,220,508
22,052	Sanofi-Aventis	1,758,229
16,512	Societe Generale	1,741,435
55,628	Suez SA	1,503,957
786	Total Gabon	468,237
44,597	Total SA	10,602,828
5,148	Vinci SA	756,206
		28,413,399

	Germany — 6.2%
16,150	Adidas-Salomon AG	2,424,161
16,400	Altana AG	1,009,862
39,900	BASF AG	2,981,251
22,888	Bayer AG	801,003
36,572	DaimlerChrysler AG (Registered)	1,687,253

See accompanying notes to the financial statements.	5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Germany — continued
74,870	E. On AG	6,734,054
12,000	IWKA AG	340,139
800	Krones AG	97,921
48,800	MAN AG	2,254,159
30,200	Merck KGaA	2,323,764
5,143	Puma AG Rudolph Dassler Sport	1,208,872
42,800	RWE AG	2,601,529
67,700	Schering AG	4,941,499
24,841	Suedzucker AG	532,696
92,849	ThyssenKrupp AG	2,129,609
50,730	Volkswagen AG	2,508,436
		34,576,208

	Greece — 0.1%
17,730	National Bank of Greece SA	676,194

	Hong Kong — 1.0%
140,000	China Mobile Ltd	454,142
346,400	CLP Holdings Ltd	1,982,519
333,000	Hang Lung Group Co Ltd	605,591
507,500	Hong Kong Electric Holdings Ltd	2,308,304
		5,350,556

	India — 0.1%
3,700	Infosys Technologies ADR	282,125

	Indonesia — 0.2%
560,999	Astra International Tbk PT	653,020
3,706,000	Bumi Resources Tbk PT *	336,802
920,000	Indah Kiat Pulp & Paper *	123,560
361,000	Indonesian Satellite Corp Tbk PT	204,008
		1,317,390

6	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Ireland — 1.3%
54,909	Allied Irish Banks Plc	1,180,367
42,104	Anglo Irish Bank Corp	1,109,772
137,534	Bank of Ireland	2,295,695
89,154	CRH Plc	2,498,267
49,756	Greencore Group Plc	215,547
		7,299,648

	Italy — 4.3%
36,950	Assicurazioni Generali SPA	1,234,158
174,000	Banca Intesa SPA	850,668
389,511	Enel SPA	3,747,489
482,760	ENI SPA	12,611,825
118,184	Parmalat Finanziaria SPA *(a) (b)	1,565
35,102	Riunione Adriatica di Sicurta SPA	812,476
1,566,274	Telecom Italia Di RISP	4,940,639
		24,198,820

	Japan — 19.9%
26,550	Acom Co Ltd	1,831,443
82,000	AIOI Insurance Co Ltd	406,730
3,200	Aoki International	40,743
54,000	Bridgestone Corp	1,030,617
100,700	Chubu Electric Power Co Inc	2,407,206
19,900	Chugoku Electric Power Co Inc	382,368
216,000	Cosmo Oil Co Ltd	722,650
16,800	Daewoo Motor Sales	174,997
83,700	Daiichi Pharmaceuticals Co Ltd	2,158,700
14,000	Daio Paper Corp	122,120
21,600	Daito Trust Construction Co Ltd	885,536
53,000	Denso Corp	1,358,609
72,800	Eisai Co Ltd	2,459,617
27,000	Ezaki Glico Co Ltd	205,831
282,000	Fuji Heavy Industries Ltd	1,313,148
304,000	Furukawa Electric Co Ltd *	1,552,939
159,000	Hitachi Ltd	1,006,335

See accompanying notes to the financial statements.	7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
140,200	Honda Motor Co Ltd	7,524,141
16,800	Hoya Corp	1,817,847
513,000	Ishikawajima-Harima Heavy Industries *	829,260
426,000	Isuzu Motors Ltd *	1,220,836
323,000	Itochu Corp *	1,703,969
57,000	Itoham Foods Inc	288,212
15,000	Izumiya Co Ltd	104,031
48,000	JACCS Co Ltd	328,723
63	Japan Tobacco Inc	685,267
272,000	Kajima Corp	1,121,838
137,000	Kamigumi Co Ltd	1,108,112
55,000	Kandenko Co	339,195
67,000	Kansai Electric Power Co Inc	1,336,751
105,000	Kansai Paint Co	650,518
152,000	Kao Corp	3,605,651
142,000	Kawasaki Kisen Kaisha Ltd	1,060,291
52,000	Kirin Brewery Co Ltd	528,869
133,000	Kubota Corp	731,032
10,400	Kyocera Corp	775,613
46,000	Kyudenko Corp	264,275
50,200	Kyushu Electric Power Co Inc	1,087,957
13,000	Maeda Road Construction	105,284
566,000	Marubeni Corp	1,812,036
338,000	Mazda Motor Corp	1,164,742
42,700	Mitsubishi Corp	579,851
16,000	Mitsubishi Electric Corp	83,818
72,000	Mitsubishi Paper Mills Ltd	108,919
328	Mitsubishi Tokyo Financial Group Inc	3,005,088
183,000	Mitsui OSK Lines Ltd	1,253,743
108,000	Mitsui Trust Holding Inc	1,143,076
670	Mizuho Financial Group Inc	3,256,893
9,000	MOS Food Services	137,211
59,000	Nagase & Co	598,925
10,700	Nintendo Co Ltd	1,182,107
43,000	Nippo Corp	310,976
100,000	Nippon Express Co Ltd	511,120

8	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
34,000	Nippon Flour Mills Co Ltd	166,529
33,000	Nippon Paint Co	134,533
71,000	Nisshin Seifun Group Inc	776,616
63,000	Nisshin Steel Co Ltd	174,264
66,000	Nisshinbo Industries Inc	533,287
32,000	Okumura Corp	201,917
28,100	Ono Pharmaceutical Co Ltd	1,533,407
13,500	ORIX Corp	1,750,089
29,600	Promise Co Ltd	2,062,199
549	Rakuten Inc	493,453
14,400	Ryosan Co	357,685
90,300	Sankyo Co Ltd	2,043,709
57,000	Seino Transportation Co Ltd	548,810
192,000	Shimizu Corp	943,035
27,600	Shin-Etsu Chemical Co Ltd	1,128,509
76,000	Shinsei Bank Ltd	445,110
148,000	Sumitomo Heavy Industries Ltd *	650,202
259,000	Taiheiyo Cement Corp	774,070
302,000	Taisei Corp	1,117,228
86,000	Taisho Pharmaceutical Co Ltd	1,783,261
291,600	Takeda Pharmaceutical Co Ltd	13,989,765
17,780	Takefuji Corp	1,265,324
51,000	TOA Corp	117,081
70,700	Tohoku Electric Power Co Inc	1,303,689
68,400	Tokyo Electric Power Co Inc	1,675,488
96,000	TonenGeneral Sekiyu KK	996,122
160,000	Toshiba Corp	702,094
37,000	Toyo Seikan Kaisha Ltd	647,998
239,900	Toyota Motor Corp	9,312,356
37,500	Trend Micro Inc	1,733,348
19,500	Yamanouchi Pharmaceutical Co Ltd	692,497
63,000	Yamato Transport Co Ltd	1,000,789
10,000	Yodogawa Steel Works	57,730
		111,537,960

See accompanying notes to the financial statements.	9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Malaysia — 0.2%
60,000	Kuala Lumpur Kepong Berhad	101,915
77,000	Malakoff Berhad	148,817
68,000	Malaysian International Shipping Berhad (Foreign Registered)	285,893
104,700	Maxis Communications Berhad	269,721
42,000	Proton Holdings Berhad	92,191
49,000	Telekom Malaysia Berhad	141,818
		1,040,355

	Mexico — 0.3%
6,500	America Movil SA de CV Class L ADR	381,550
52,150	Cemex SA de CV CPO	417,112
30,000	Fomento Economico Mexicano SA de CV	180,252
48,000	Grupo Financiero Banorte SA de CV	332,032
41,000	Organizacion Soriana SA de CV Class B	169,819
10,900	Telefonos de Mexico SA de CV Class L ADR	427,389
		1,908,154

	Netherlands — 6.9%
404,767	ABN Amro Holdings NV	11,131,929
153,385	Aegon NV	2,208,581
43,981	Akzo Nobel NV	1,981,768
4,187	Boskalis Westminster NV	159,409
22,930	DSM NV	1,628,197
2,671	Gamma Holdings NV	139,439
31,599	Heineken NV	1,078,159
411,806	ING Groep NV	12,647,360
178,403	Koninklijke Ahold NV *	1,610,845
2,252	Koninklijke Ten Cate	181,733
19,535	Koninklijke Wessanen NV	272,773
68,172	Royal Dutch Petroleum	4,297,807
7,760	Van Ommeren Vopak NV	182,261
9,956	Wereldhave NV *	1,046,778
		38,567,039

10	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Norway — 2.4%
6,236	Aker ASA *	83,990
242,860	DnB NOR ASA	2,467,540
21,304	Frontline Ltd	1,208,363
45,861	Norsk Hydro ASA	3,961,199
15,103	Norske Skogindustrier ASA Class A	320,558
68,300	Orkla ASA	2,485,087
5,326	Ship Finance International Ltd	118,131
69,915	Statoil ASA	1,265,667
135,823	Telenor ASA	1,250,778
		13,161,313

	Philippines — 0.1%
8,810	China Banking Corp	111,409
8,400	Globe Telecom Inc	143,444
12,240	Philippine Long Distance Telephone	310,767
		565,620

	Poland — 0.1%
27,100	Polski Koncern Naftowy Orlen SA	427,803
41,100	Telekomunikacja Polska SA	317,639
		745,442

	Russia — 0.2%
2,650	Lukoil ADR	370,337
6,800	Mobile Telesystems ADR	272,612
4,700	Surgutneftegaz ADR *	190,350
		833,299

	Singapore — 1.5%
131,000	DBS Group Holdings Ltd	1,200,114
67,500	Fraser & Neave Ltd	655,796
169,000	Keppel Corp Ltd	982,249
145,000	Oversea-Chinese Banking Corp	1,214,833
366,000	Singapore Press Holdings Ltd	1,025,671
1,977,380	Singapore Telecommunications	3,194,436
		8,273,099

See accompanying notes to the financial statements.	11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Africa — 0.6%
22,771	ABSA Group Ltd	310,544
80,000	AVI Ltd	209,218
19,000	Barlow Ltd	345,028
15,000	Bidvest Group Ltd	194,551
80,000	Consol Ltd *	159,143
104,000	FirstRand Ltd	249,329
7,000	Imperial Holdings Ltd *	127,028
18,000	Nedcor Ltd	246,950
17,000	Remgro Ltd	264,348
152,900	Sanlam Ltd	349,418
11,000	Sasol Ltd	275,972
36,345	Standard Bank Group Ltd	400,356
82,000	Steinhoff International Holdings	191,777
13,000	Tiger Brands Ltd	227,196
		3,550,858

	South Korea — 1.6%
71,900	Daewoo Engineering & Construction Co Ltd	535,010
22,860	Daewoo Heavy Industries & Machinery Ltd	206,564
5,406	Dong-A Pharmaceutical	180,082
17,300	Dongkuk Steel Mill	436,554
27,900	Dongwon Financial Holding Co Ltd *	426,124
6,800	Hanjin Shipping	202,120
3,200	Hankuk Electric Glass Co Ltd	174,765
8,000	Hyundai Department Store Co Ltd	223,302
12,200	Hyundai Development Co	216,115
18,600	Hyundai Engineering & Construction *	338,324
28,000	Hyundai Marine & Fire Insurance Co	150,224
4,000	Hyundai Mobis	269,125
4,000	Hyundai Motor Co	229,298
25,400	INI Steel Co	503,805
21,500	Korea Electric Power Corp	584,866
8,800	Korea Express Co Ltd *	339,018
7,900	KT Freetel Co Ltd	186,469
9,200	LG Cable & Machinery Ltd	217,537

12	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
25,600	LG Chemicals Ltd	709,760
8,500	LG Engineering & Construction Ltd	237,090
928	LG Home Shopping Inc	75,010
21,700	LG Insurance Co Ltd	157,988
16,400	Poongsan Corp	243,236
2,900	POSCO	633,563
1,890	Samsung Electronics Co Ltd	982,948
400	SK Telecom Co Ltd	72,439
9,700	SK Telecom Co Ltd ADR	206,610
		8,737,946

	Spain — 2.4%
30,971	Altadis SA	1,300,447
98,781	Amadeus Global Travel Distribution Class A	944,605
70,210	Banco Bilbao Vizcaya Argentaria SA	1,213,928
151,873	Endesa SA	3,432,621
127,322	Iberdrola SA	3,354,301
114,883	Repsol YPF SA	3,129,749
		13,375,651

	Sweden — 2.7%
37,900	Electrolux AB	910,155
22,700	Hennes & Mauritz AB Class B	798,150
28,700	Holmen AB Class B	961,108
419,300	Nordea AB	4,410,980
130,100	Skanska AB Class B	1,548,083
6,500	SSAB Swedish Steel Class B	166,228
3,800	Svenska Handelsbanken Class B	92,572
206,000	Swedish Match AB	2,437,525
783,500	Telefonaktiebolaget LM Ericsson *	2,301,616
211,000	TeliaSonera AB	1,264,976
		14,891,393

See accompanying notes to the financial statements.	13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Switzerland — 2.5%
6,497	Bobst Group AG (Registered)	266,974
4,680	Micronas Semiconductor Holding AG (Registered) *	211,227
263	Movenpick Holdings (Bearer) *	67,146
59,804	Novartis AG (Registered)	2,991,997
18,909	Roche Holding AG (Non Voting)	1,992,640
2,482	Straumann Holding AG (Registered)	597,797
11,948	Swisscom AG (Registered)	4,691,283
1,603	Valora Holding AG	392,806
16,401	Zurich Financial Services AG *	3,019,210
		14,231,080

	Taiwan — 1.2%
158,000	Asustek Computer Inc	454,235
313,120	Cheng Loong Corp	124,266
307,000	China Bills Finance Corp	111,227
373,000	China Steel Corp	445,227
193,000	Chung Hung Steel Corp *	135,691
173,000	Chunghwa Telecom Co Ltd	356,999
115,000	Delta Electronics Inc	201,647
247,000	Far Eastern Textile Co Ltd	187,012
155,000	Formosa Chemicals & Fibre Co	309,590
155,000	Formosa Petrochemical Corp	306,572
198,000	Formosa Plastics Corp	364,419
67,000	High Tech Computer Corp	402,038
101,949	Hon Hai Precision Industry Co Ltd	474,609
342,000	Inventec Co Ltd	176,888
224,200	Lite-On Technology Corp	244,263
333,000	Mitac International Corp	240,565
393,000	Promos Technologies Inc *	178,707
284,000	Realtek Semiconductor Corp	321,456
398,000	Taiwan Cellular Corp	429,558
225,000	Taiwan Cement Corp	146,671
457,664	Taiwan Semiconductor Manufacturing Co Ltd	806,547
5,174	Taiwan Semiconductor Manufacturing Co Ltd ADR	47,187
520,000	Waterland Financial Holdings	219,235
		6,684,609

14	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Thailand — 0.0%
22,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	9,320

	Turkey — 0.3%
60,690	Akbank TAS	374,523
13,027	Aksa Akrilik Kimya Sanayii AS *	159,420
35,106	Tupras-Turkiye Petrol Rafineriler AS	465,016
40,816	Vestel Elektronik Sanayi *	168,335
95,758	Yapi Ve Kredi Bankasi AS *	429,359
		1,596,653

	United Kingdom — 20.1%
48,229	Alliance & Leicester Plc	829,334
143,700	Allied Domecq Plc	1,434,291
32,000	AstraZeneca Plc	1,266,214
357,351	Aviva Plc	4,441,724
274,355	BAE Systems Plc	1,348,016
136,673	Barclays Plc	1,487,389
153,848	Barratt Developments Plc	1,991,697
226,977	BBA Group Plc	1,348,771
44,828	Berkeley Group Holdings	749,645
230,596	BG Group Plc	1,805,361
176,600	Boots Group Plc	2,251,617
1,231,967	BP Plc	13,307,592
1,172,556	BT Group Plc	4,693,598
110,839	Cadbury Schweppes Plc	1,088,255
19,005	Carnival Plc	1,091,833
256,874	Centrica Plc	1,167,374
95,820	Diageo Plc	1,362,585
654,853	Dixons Group Plc	2,018,744
83,917	Gallaher Group Plc	1,264,455
776,058	GlaxoSmithKline Plc	18,541,382
70,329	GUS Plc	1,273,031
299,563	HBOS Plc	4,762,656
127,471	Imperial Tobacco Group Plc	3,401,590
26,429	Inchcape Plc	1,060,145

See accompanying notes to the financial statements.	15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
7,793	ITV Plc (Convertible Shares) *	6,067
87,537	Kelda Group Plc	1,013,207
198,970	Kingfisher Plc	1,113,848
28,567	Land Securities Group Plc	753,926
850,869	Lloyds TSB Group Plc	8,017,538
337,411	mmO2 Plc *	784,751
326,819	National Grid Transco Plc	3,160,387
88,143	Next Plc	2,609,605
349,084	Northern Foods Plc	1,043,996
48,100	RMC Group Plc	787,665
276,249	Rolls-Royce Group Plc *	1,378,508
93,335	SABMiller Plc	1,541,187
166,806	Scottish & Southern Energy Plc	2,809,711
111,929	Scottish Power Plc	883,167
48,832	Severn Trent Plc	855,669
89,680	Shell Transport & Trading Co Plc (Registered)	842,637
33,675	Smiths Group Plc	551,732
145,230	Tate & Lyle Plc	1,453,387
286,900	Taylor Woodrow Plc	1,652,189
377,454	Tesco Plc	2,213,354
75,754	Whitbread Plc	1,313,524
170,020	Wimpey (George) Plc	1,532,612
101,590	Wolseley Plc	2,164,718
		112,470,684

	TOTAL COMMON STOCKS (COST $386,581,894)	506,330,919

	PREFERRED STOCKS — 1.1%

	Brazil — 0.5%
17,000	Banco Bradesco SA 6.11%	537,672
2,665	Banco Itau Holding Financeira SA 2.71%	463,120
27,731,000	Compania Paranaense de Energia 1.36%	151,961
8,000	Gerdau Metalurgica SA 12.59%	204,055
13,812	Gerdau SA 8.17%	271,760

16	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	Brazil — continued
119,825	Investimentos Itau SA 4.62%	234,606
15,181	Petroleo Brasileiro SA (Petrobras) 5.51%	652,088
48,401	Sadia SA 4.03%	92,335
9,000	Unibanco-Uniao de Bancos Brasileiros SA GDR 3.70%	339,300
		2,946,897

	Germany — 0.6%
800	Porsche AG (Non Voting) 0.72%	577,469
24,700	ProSieben Sat.1 Media AG 0.15%	491,644
7,491	RWE AG 4.35%	390,570
24,807	Villeroy & Boch AG (Non Voting) 5.78%	340,074
33,840	Volkswagen AG 4.17%	1,239,589
		3,039,346

	TOTAL PREFERRED STOCKS (COST $3,912,012)	5,986,243

	SHORT-TERM INVESTMENTS — 7.2%

	Cash Equivalents — 7.0%
27,600,000	HBOS Treasury Time Deposit, 2.58%, due 03/01/05	27,600,000
11,500,000	Royal Bank Canada Time Deposit, 2.58%, due 03/01/05	11,500,000
		39,100,000

	U.S. Government — 0.2%
1,240,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (c) (d)	1,222,562

	TOTAL SHORT-TERM INVESTMENTS (COST $40,322,723)	40,322,562

	TOTAL INVESTMENTS — 98.7%
	(Cost $430,816,629)	552,639,724

	Other Assets and Liabilities (net) — 1.3%	7,272,164

	TOTAL NET ASSETS — 100.0%	$559,911,888

See accompanying notes to the financial statements.	17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
* Non-income producing security.
As of February 28, 2005, 88.4% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).
(a) Bankrupt issuer.
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d) Rate shown represents yield-to-maturity.

18	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)

Buys

730	CAC 40	March 2005	$3,905,415	$ 24,891
550	DAX	March 2005	3,161,084	(4,635)
1,110	FTSE 100	March 2005	10,574,346	(116,754)
500	Hang Seng	March 2005	903,945	12,784
90	IBEX 35	March 2005	1,122,221	(8,553)
8,000	OMXS 30	March 2005	901,857	9,107
40	S&P/MIB	March 2005	1,691,256	9,526
900	SPI 200	March 2005	2,970,031	17,408
370,000	TOPIX	March 2005	4,179,508	60,411
				$ 4,185

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $430,816,629) (Note 2)	$552,639,724
Cash	43,290
Foreign currency, at value (cost $5,959,203) (Note 2)	6,071,457
Receivable for investments sold	710,078
Receivable for Fund shares sold	59,964
Dividends and interest receivable	817,278
Foreign taxes receivable	68,424
Receivable for expenses reimbursed by Manager (Note 3)	33,180

Total assets	560,443,395

Liabilities:
Payable for investments purchased	63,626
Payable to affiliate for (Note 3):
Management fee	214,761
Shareholder service fee	59,656
Trustees and Chief Compliance Officer fees	750
Payable for variation margin on open futures contracts (Note 2)	48,325
Accrued expenses	144,389

Total liabilities	531,507
Net assets	$559,911,888

Net assets consist of:
Paid-in capital	$443,870,368
Distributions in excess of net investment income	(809,833)
Accumulated net realized loss	(5,136,534)
Net unrealized appreciation	121,987,887
$559,911,888

Net assets attributable to:
Class III shares	$559,911,888

Shares outstanding:
Class III	35,485,710

Net asset value per share:
Class III	$15.78

20	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $970,949)	$10,066,025
Interest	198,704

Total income	10,264,729

Expenses:
Management fee (Note 3)	2,133,820
Shareholder service fee (Note 3) - Class III	592,728
Custodian and fund accounting agent fees	523,553
Transfer agent fees	29,232
Audit and tax fees	50,585
Legal fees	12,868
Trustees fees and related expenses (Note 3)	6,470
Registration fees	29,075
Miscellaneous	9,600
Total expenses	3,387,931
Fees and expenses reimbursed by Manager (Note 3)	(651,786)
Net expenses	2,736,145

Net investment income	7,528,584

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $483) (Note 2)	8,164,227
Closed futures contracts	(324,836)
Foreign currency, forward contracts and foreign currency related transactions	(242,157)

Net realized gain	7,597,234

Change in net unrealized appreciation (depreciation) on:
Investments	78,825,828
Open futures contracts	4,185
Foreign currency, forward contracts and foreign currency related transactions	147,435

Net unrealized gain	78,977,448

Net realized and unrealized gain	86,574,682

Net increase in net assets resulting from operations	$94,103,266

See accompanying notes to the financial statements.	21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$7,528,584	$2,701,898
Net realized gain	7,597,234	3,031,620
Change in net unrealized appreciation (depreciation)	78,977,448	55,866,455
Net increase in net assets from operations	94,103,266	61,599,973

Distributions to shareholders from:
Net investment income
Class III	(8,725,523)	(3,864,362)

Net share transactions (Note 7):
Class III	183,173,856	138,915,936

Total increase in net assets	268,551,599	196,651,547

Net assets:
Beginning of period	291,360,289	94,708,742
End of period (including distributions in excess of net investment income of $809,833 and accumulated undistributed net investment income of $488,640, respectively)	$559,911,888	$291,360,289

22	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$13.19	$8.73	$9.70	$10.79	$10.43

Income from investment operations:
Net investment income †	0.26	0.21	0.19	0.25	0.23
Net realized and unrealized gain (loss)	2.61	4.55	(0.90)	(1.03)	0.29

Total from investment operations	2.87	4.76	(0.71)	(0.78)	0.52

Less distributions to shareholders:
From net investment income	(0.28)	(0.30)	(0.26)	(0.31)	(0.16)

Total distributions	(0.28)	(0.30)	(0.26)	(0.31)	(0.16)
Net asset value, end of period	$15.78	$13.19	$8.73	$9.70	$10.79
Total Return (a)	21.94%	54.99%	(7.47)%	(7.16)%	5.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$559,912	$291,360	$94,709	$75,287	$75,538
Net expenses to average daily net assets	0.69%	0.69%	0.70%	0.69%	0.69%
Net investment income to average daily net assets	1.91%	1.87%	1.98%	2.49%	2.11%
Portfolio turnover rate	44%	36%	48%	50%	56%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.16%	0.26%	0.45%	0.41%	0.34%

(a)     The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†             Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO Tax-Managed International Equities Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities.  The Fund’s benchmark is the MSCI EAFE Index (after-tax).  The Fund’s benchmark is computed by the Manager by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index’s dividend yield and to its estimated short-term and long-term realized capital gains and losses (arising from changes in the constituents of the MSCI EAFE Index).

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. As of February 28, 2005, the total value of these securities represented less than 0.1% of net assets.

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for all open futures contracts as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. During the year ended February 28, 2005, the Fund incurred $483 related to CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid was as follows: ordinary income - $8,725,523 and $3,864,362, respectively.

At of February 28, 2005, the components of distributable earnings on a tax basis consisted of $1,178,857 of undistributed ordinary income.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $288,057 and $4,807,000 expiring in 2010 and 2011, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$432,834,371	$120,417,861	$(612,508)	$119,805,353

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(101,534)	$101,534	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $3,758 and $209, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $307,924,560 and $167,710,789, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholders and related parties

At February 28, 2005, 26.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.8% of the Fund was held by three related parties comprised of certain GMO employee accounts.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	14,350,468	$197,448,337	12,008,797	$146,663,950
Shares issued to shareholders in reinvestment of distributions	229,800	3,400,258	200,502	2,362,450
Shares repurchased	(1,191,283)	(17,674,739)	(963,205)	(10,110,464)
Net increase	13,388,985	$183,173,856	11,246,094	$138,915,936

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

32

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Funds Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.69%	$1,000.00	$1,219.00	$3.80
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Tax-Managed International Equities Fund

 (A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $970,949 and recognized foreign source income of $11,036,974.

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 87.99% of the Fund’s income represents qualified dividend income subject to the 15% rate category.

34

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

35

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 - February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

GMO International Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Growth Fund returned +18.7% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE Index and +16.2% for the S&P/Citigroup PMI EPAC Growth Style Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Among the portfolio holdings with the largest positive impact to relative returns during the period were Canadian Natural Resources, Dutch banking and insurance company ING Groep, the world’s largest tanker company Frontline, and Austrian oil company OMV.  Less successful holdings included Canadian regional jet and rail transport manufacturer Bombardier, Dutch supermarket company Ahold, Japanese drug maker Takeda Pharmaceutical, and Japanese electronic equipment maker Kyocera.

Industry weightings had a positive impact against the growth index.  During the fiscal year, an overweight position in utilities and an underweight in telecom stocks helped relative performance, but an underweight to materials stocks hurt somewhat.

Country allocation was also positive.  The overweights to Canada, Norway, Belgium, and Austria had the largest positive impact.  The appreciation of foreign currencies added to the U.S. dollar returns of the strategy.  The MSCI EAFE Index returned 6% higher in U.S. dollar terms than in local currency.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO International Growth Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	94.8%
Short-Term Investments	3.9
Preferred Stocks	0.7
Other Assets and Liabilities (net)	0.3
Forward Currency Contracts	0.2
Futures	0.1
100.0%

Country Summary	% of Investments*
United Kingdom	20.6%
Japan	20.3
Canada	6.6
France	6.5
Netherlands	6.1
Australia	5.8
Italy	5.8
Germany	5.2
Spain	3.9
Belgium	3.4
Sweden	2.6
Switzerland	2.5
Norway	2.2
Hong Kong	1.8
Austria	1.7
Finland	1.4
Denmark	1.3
Singapore	1.1
Ireland	1.0
Greece	0.2
100.0%

*     The table excludes short-term investments.

1

GMO International Growth Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments*
Energy	19.3%
Financials	16.2
Health Care	13.7
Consumer Discretionary	11.6
Utilities	11.1
Consumer Staples	9.9
Industrials	6.9
Information Technology	4.3
Telecommunication Services	3.6
Materials	3.4
100.0%

*     The table excludes short-term investments.

2

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 94.8%

	Australia — 5.6%
416,584	Aristocrat Leisure Ltd	3,541,589
170,727	Australia and New Zealand Banking Group Ltd	2,879,062
403,561	Australian Gas Light Co Ltd	4,548,639
400,097	BHP Billiton Ltd	6,120,206
476,448	BlueScope Steel Ltd	3,644,482
1,047,914	Brambles Industries Ltd	6,576,092
230,962	CSL Ltd	5,850,271
629,003	Foster’s Group Ltd	2,593,389
65,259	Macquarie Bank Ltd	2,532,744
280,499	National Australia Bank Ltd	6,377,074
40,768	Perpetual Trustees Australia Ltd	2,001,171
1,185,042	Promina Group Ltd	4,703,400
319,621	QBE Insurance Group Ltd	3,860,737
336,407	Rinker Group Ltd	3,026,277
487,611	Santos Ltd	3,469,487
854,831	Telstra Corp Ltd	3,562,143
270,663	Toll Holdings Ltd	2,784,915
171,703	Transurban Group	960,062
143,477	Wesfarmers Ltd	4,435,525
337,675	Westfield Group	4,498,368
443,463	Woodside Petroleum Ltd	7,629,634
531,063	Woolworths Ltd	6,541,769
		92,137,036

	Austria — 1.7%
84,653	Erste Bank Der Oesterreichischen Sparkassen AG	4,615,642
6,270	Mayr-Melnhof Karton AG (Bearer)	1,114,441
28,180	OMV AG	9,762,359
289,090	Telekom Austria AG	5,741,672
127,468	Wienerberger AG	6,334,550
		27,568,664

See accompanying notes to the financial statements.	3

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Belgium — 3.2%
61,535	Almanij NV	6,942,140
74,814	Belgacom SA *	3,141,677
30,344	Colruyt SA	5,216,265
37,856	Dexia	898,001
23,621	Electrabel SA	10,451,453
232,351	Fortis	6,533,967
79,718	KBC Bancassurance Holding	6,689,153
26,579	Solvay SA	3,090,450
204,197	UCB SA	10,253,660
		53,216,766

	Canada — 6.3%
944,700	Bombardier Inc Class B	2,029,719
86,400	Brascan Corp Class A	3,180,282
47,500	Canadian Imperial Bank of Commerce	2,651,897
49,700	Canadian National Railway Co	3,082,174
514,700	Canadian Natural Resources	29,248,681
65,300	Cognos Inc *	2,804,395
50,900	Imperial Oil Ltd	3,676,157
90,300	Manulife Financial Corp	4,167,974
194,900	Methanex Corp	3,523,812
137,900	Nexen Inc	6,969,909
38,900	Penn West Petroleum Ltd	2,647,055
93,210	Petro-Canada	5,162,295
44,600	PetroKazakhstan Inc Class A	1,948,312
162,600	Research In Motion Ltd *	10,686,198
66,200	Shoppers Drug Mart Corp *	2,187,702
75,100	Sun Life Financial Inc	2,380,744
305,800	Talisman Energy Inc	10,499,943
115,900	Teck Cominco Ltd Class B	4,429,647
69,000	Toronto-Dominion Bank	2,822,880
		104,099,776

4	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Denmark — 1.2%
309	AP Moller - Maersk A/S	2,898,663
104,700	Danske Bank A/S	3,213,851
211,800	H. Lundbeck A/S	4,703,155
162,950	Novo-Nordisk A/S Class B	9,051,140
		19,866,809

	Finland — 1.4%
215,400	Fortum Oyj	4,129,272
1,118,200	Nokia Oyj	18,054,631
		22,183,903

	France — 6.2%
41,109	Essilor International SA	2,881,304
23,734	Lafarge SA	2,470,032
41,853	Michelin SA Class B	2,982,547
28,545	Pernod-Ricard	4,080,498
235,541	Peugeot SA	15,406,978
105,526	Sanofi-Aventis	8,413,698
232,506	Total SA	55,277,734
25,350	Unibail	3,128,846
56,314	Vinci SA	8,272,139
		102,913,776

	Germany — 4.3%
26,627	Adidas-Salomon AG	3,996,789
87,859	Altana AG	5,410,089
97,045	BASF AG	7,251,016
48,763	Celesio AG	3,680,670
106,069	Hypo Real Estate Holding AG *	4,312,486
49,927	K&S AG	2,812,500
49,797	Merck KGaA	3,831,671
17,750	Puma AG Rudolph Dassler Sport	4,172,173
86,008	RWE AG	5,227,857
318,662	Schering AG	23,259,496
130,494	Volkswagen AG	6,452,512
		70,407,259

See accompanying notes to the financial statements.	5

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Greece — 0.2%
177,870	Cosmote Mobile Telecommunications SA	3,566,673

	Hong Kong — 1.7%
1,509,500	BOC Hong Kong Holdings Ltd	2,869,191
227,000	Cheung Kong Holdings Ltd	2,151,118
1,145,500	CLP Holdings Ltd	6,555,933
955,500	Esprit Holdings Ltd	6,787,377
3,782,000	Giordano International Ltd	2,494,807
108,242	Golden Ocean Group Ltd *	78,603
1,157,000	Hong Kong Electric Holdings Ltd	5,262,477
1,045,000	Techtronic Industries Co	2,450,399
		28,649,905

	Ireland — 0.9%
125,867	Allied Irish Banks Plc	2,705,735
221,251	Anglo Irish Bank Corp	5,831,705
108,385	CRH Plc	3,037,157
154,265	Kerry Group Plc	3,766,780
		15,341,377

	Italy — 5.5%
145,748	Bulgari SPA	1,807,527
1,948,822	Enel SPA	18,749,634
2,613,522	ENI SPA	68,276,747
187,842	Parmalat Finanziaria SPA *(a) (b)	2,487
98,919	Riunione Adriatica di Sicurta SPA	2,289,593
		91,125,988

	Japan — 19.4%
63,860	Acom Co Ltd	4,405,120
157,600	Aeon Co Ltd	2,515,798
23,600	Aeon Credit Service Co Ltd	1,593,382
40,550	Aiful Corp	4,655,827
149,600	Aisin Seiki Co Ltd	3,369,876

6	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
243,000	Bridgestone Corp	4,637,775
275,700	Chubu Electric Power Co Inc	6,590,532
95,300	Credit Saison Co Ltd	3,380,950
120,400	Daiichi Pharmaceuticals Co Ltd	3,105,227
140,600	Denso Corp	3,604,158
644	East Japan Railway Co	3,429,728
161,600	Eisai Co Ltd	5,459,810
62,300	FamilyMart Co Ltd	1,853,646
27,000	Fast Retailing Co Ltd	1,783,677
410,000	Fuji Heavy Industries Ltd	1,909,186
31,000	Fujisawa Pharmaceutical Co Ltd	776,373
661,000	Furukawa Electric Co Ltd *	3,376,620
16,600	Hirose Electric Co Ltd	1,834,919
212,200	Honda Motor Co Ltd	11,388,179
47,700	Hoya Corp	5,161,388
44,500	Ito En Ltd	2,306,715
133,700	Kansai Electric Power Co Inc	2,667,517
211,000	Kao Corp	5,005,213
446,000	Kawasaki Kisen Kaisha Ltd	3,330,210
67,600	Kyocera Corp	5,041,484
234,500	Kyushu Electric Power Co Inc	5,082,190
198,800	Leopalace21 Corp	3,300,226
512,500	Mitsubishi Corp	6,959,572
848	Mitsubishi Tokyo Financial Group Inc	7,769,252
709,000	Mitsui OSK Lines Ltd	4,857,397
433,000	Mitsui Trust Holding Inc	4,582,889
18,800	Nidec Corp	2,288,426
27,300	Nintendo Co Ltd	3,016,029
463,000	Nippon Mining Holdings Inc	2,726,503
875,000	Nippon Yusen Kabushiki Kaisha	5,240,790
63,700	Nissin Food Products Co Ltd	1,696,224
41,900	Nitto Denko Corp	2,284,571
143,000	Olympus Optical Co Ltd	3,145,698
77,900	Ono Pharmaceutical Co Ltd	4,250,974
28,500	Oriental Land Co Ltd	1,864,912
41,000	ORIX Corp	5,315,084

See accompanying notes to the financial statements.	7

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
1,080,000	Osaka Gas Co Ltd	3,253,034
49,500	Promise Co Ltd	3,448,610
3,222	Rakuten Inc	2,896,002
150,000	Sankyo Co Ltd	3,394,866
51,600	Sankyo Co Ltd Gunma	2,869,352
42,000	Sega Sammy Holdings Inc *	2,627,511
108,500	Shin-Etsu Chemical Co Ltd	4,436,350
15,200	SMC Corp	1,846,830
465,000	Sumitomo Chemical Co Ltd	2,484,072
298,000	Taisho Pharmaceutical Co Ltd	6,179,208
1,460,900	Takeda Pharmaceutical Co Ltd	70,087,953
313,000	Teijin Ltd	1,298,758
190,000	Terumo Corp	5,952,143
201,900	Tohoku Electric Power Co Inc	3,722,983
86,900	Tokyo Electric Power Co Inc	2,128,653
566,000	Tokyo Gas Co Ltd	2,280,919
231,000	Toppan Printing Co Ltd	2,450,600
58,000	Toyota Industries Corp	1,574,789
529,200	Toyota Motor Corp	20,542,305
164,000	Trend Micro Inc	7,580,507
129,300	Yamaha Motor Co Ltd	2,207,976
138,900	Yamanouchi Pharmaceutical Co Ltd	4,932,709
265,000	Yamato Transport Co Ltd	4,209,667
		319,969,844

	Netherlands — 5.8%
513,091	ABN Amro Holdings NV	14,111,062
149,533	Heineken NV	5,102,071
1,845,128	ING Groep NV	56,667,456
976,204	Koninklijke Ahold NV *	8,814,387
158,105	Royal Dutch Petroleum	9,967,505
13,293	Unilever NV	885,125
		95,547,606

8	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Norway — 2.1%
575,660	DnB NOR ASA	5,848,901
75,400	Frontline Ltd	4,276,690
70,600	Norsk Hydro ASA	6,098,006
124,800	Orkla ASA	4,540,832
21,903	Ship Finance International Ltd	485,809
457,800	Statoil ASA	8,287,525
348,400	Tandberg ASA	3,861,060
191,200	Telenor ASA	1,760,739
		35,159,562

	Singapore — 1.1%
230,000	DBS Group Holdings Ltd	2,107,071
452,000	Keppel Corp Ltd	2,627,079
628,000	Neptune Orient Lines Ltd	1,390,599
233,000	Oversea-Chinese Banking Corp	1,952,111
1,124,000	Singapore Press Holdings Ltd	3,149,875
3,709,930	Singapore Telecommunications	5,993,351
		17,220,086

	Spain — 3.7%
106,383	ACS, Actividades de Construccion y Servicios, SA	2,712,944
344,437	Altadis SA	14,462,632
274,417	Amadeus Global Travel Distribution Class A	2,624,144
114,344	Autopistas Concesionaria Espanola SA	2,709,775
302,524	Endesa SA	6,837,622
126,165	Gamesa Corp Tecnologica SA	1,748,732
234,034	Gas Natural SDG SA	6,924,412
54,790	Grupo Ferrovial SA	3,266,507
317,880	Iberdrola SA	8,374,556
194,151	Inditex SA	5,994,452
204,851	Union Fenosa SA	5,883,949
		61,539,725

See accompanying notes to the financial statements.	9

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Sweden — 2.5%
136,000	Assa Abloy AB	2,074,927
538,450	Hennes & Mauritz AB Class B	18,932,327
331,500	Nordea AB	3,487,336
52,500	Sandvik AB	2,283,895
216,900	Skanska AB Class B	2,580,931
89,400	Svenska Handelsbanken Class A	2,181,629
662,500	Swedish Match AB	7,839,128
69,950	Tele2 AB Class B	2,492,730
		41,872,903

	Switzerland — 2.4%
3,962	Geberit AG (Registered)	3,174,198
3,653	Givaudan (Registered)	2,460,617
54,240	Micronas Semiconductor Holding AG (Registered) *	2,448,067
122,411	Novartis AG (Registered)	6,124,228
63,558	Phonak Holding AG (Registered)	2,295,618
22,940	Roche Holding AG (Non Voting)	2,417,428
6,251	Serono SA	4,618,049
16,002	Straumann Holding AG (Registered)	3,854,129
30,614	Swisscom AG (Registered)	12,020,334
		39,412,668

	United Kingdom — 19.6%
597,966	Allied Domecq Plc	5,968,387
797,732	Barclays Plc	8,681,581
234,232	Barratt Developments Plc	3,032,338
4,781,923	BP Plc	51,653,885
663,719	Cadbury Schweppes Plc	6,516,620
381,594	Capita Group Plc	2,779,746
3,553,653	Centrica Plc	16,149,716
133,089	Cobham Group Plc	3,408,199
1,980,733	Dixons Group Plc	6,106,093
656,664	Gallaher Group Plc	9,894,565
261,243	GlaxoSmithKline Plc	6,241,552
735,608	HBOS Plc	11,695,196
834,062	Hilton Group Plc	5,022,641

10	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
215,009	HSBC Holdings Plc	3,585,737
1,083,300	Imperial Tobacco Group Plc	28,908,086
115,813	Land Securities Group Plc	3,056,479
733,729	Lloyds TSB Group Plc	6,913,755
460,911	Marks & Spencer Group Plc	3,102,119
2,252,425	mmO2 Plc *	5,238,693
3,445,437	National Grid Transco Plc	33,317,874
317,258	Next Plc	9,392,896
145,903	Northern Rock Plc	2,202,270
163,184	Persimmon Plc	2,436,355
174,784	Reckitt Benckiser Plc	5,504,084
239,189	Reed Elsevier Plc	2,430,276
341,773	SABMiller Plc	5,643,500
475,526	Sage Group Plc	1,884,186
997,991	Scottish & Southern Energy Plc	16,810,345
1,752,860	Shell Transport & Trading Co Plc (Registered)	16,469,953
347,366	Smith & Nephew Plc	3,566,864
2,500,575	Tesco Plc	14,663,129
5,093,889	Vodafone Group Plc	13,316,058
393,829	William Hill Plc	4,565,230
205,261	Wolseley Plc	4,373,779
		324,532,187

	TOTAL COMMON STOCKS (COST $1,335,504,322)	1,566,332,513

	PREFERRED STOCKS — 0.7%

	Germany — 0.7%
28,600	Fresenius AG (Non Voting) 1.47%	3,344,062
7,740	Porsche AG (Non Voting) 0.72%	5,587,014
79,143	Volkswagen AG 4.17%	2,899,078
		11,830,154

	TOTAL PREFERRED STOCKS (COST $9,578,856)	11,830,154

See accompanying notes to the financial statements.	11

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.9%

	Cash Equivalent — 3.6%
60,600,000	Societe Generale GC Time Deposit, 2.60%, due 03/01/05	60,600,000

	U.S. Government — 0.3%
4,500,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (c) (d)	4,436,716

	TOTAL SHORT-TERM INVESTMENTS (COST $65,037,387)	65,036,716

	TOTAL INVESTMENTS — 99.4%
	(Cost $1,410,120,565)	1,643,199,383

	Other Assets and Liabilities (net) — 0.6%	9,853,467

	TOTAL NET ASSETS — 100.0%	$1,653,052,850

Notes to Schedule of Investments:

* Non-income producing security.
As of February 28, 2005, 88.5% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).
(a) Bankrupt issuer.
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d) Rate shown represents yield-to-maturity.

AUD - Australian Dollar	GBP - British Pound
CAD - Canadian Dollar	HKD - Hong Kong Dollar
CHF - Swiss Franc	JPY - Japanese Yen
DKK - Danish Krone	NOK - Norwegian Krone
EUR - Euro	SEK - Swedish Krona
SGD - Singapore Dollar

12	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments as of February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys

5/27/2005	CHF	51,104,013	$44,361,559	$1,206,680
5/27/2005	JPY	13,544,690,404	130,790,206	1,586,653
5/27/2005	NOK	128,914,453	20,871,810	494,744
5/27/2005	SEK	359,386,460	52,778,354	1,065,587
5/27/2005	SGD	11,853,090	7,313,306	51,940
				$4,405,604

Sales

5/27/2005	AUD	31,682,420	$24,980,901	$ (215,086)
5/27/2005	CAD	66,030,043	53,755,335	(103,451)
5/27/2005	DKK	83,232,179	14,868,598	(243,740)
5/27/2005	EUR	23,972,563	31,878,028	(528,182)
5/27/2005	GBP	16,172,583	30,995,537	(528,520)
5/27/2005	HKD	210,183,552	27,017,154	43,795
5/27/2005	SEK	56,012,000	8,225,744	(217,399)
				$(1,792,583)

See accompanying notes to the financial statements.	13

GMO International Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Futures contracts

				Net Unrealized
Number of				Appreciation
Contracts	Type	Expiration Date	Contract Value	(Depreciation)

Buys

74	IBEX 35	March 2005	$ 9,227,153	$(227,474)
505	MSCI	March 2005	15,674,289	(233,580)
307	SPI 200	March 2005	25,327,763	1,078,887
352	TOPIX	March 2005	39,761,806	2,296,542
				$2,914,375

Sales

575	FTSE 100	March 2005	$54,777,017	$(1,569,718)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

14	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $1,410,120,565) (Note 2)	$1,643,199,383
Cash	28,322
Foreign currency, at value (cost $926,486) (Note 2)	928,762
Receivable for Fund shares sold	4,744,036
Dividends and interest receivable	2,100,518
Foreign taxes receivable	153,627
Receivable for open forward currency contracts (Note 2)	4,449,399
Receivable for variation margin on open futures contracts (Note 2)	943,130
Receivable for expenses reimbursed by Manager (Note 3)	175,140

Total assets	1,656,722,317

Liabilities:
Payable for Fund shares repurchased	700,000
Payable to affiliate for (Note 3):
Management fee	660,955
Shareholder service fee	183,599
Trustees and Chief Compliance Officer fees	2,286
Payable for open forward currency contracts (Note 2)	1,836,378
Accrued expenses	286,249

Total liabilities	3,669,467
Net assets	$1,653,052,850

Net assets consist of:
Paid-in capital	$1,381,673,764
Distributions in excess of net investment income	(1,181,397)
Accumulated net realized gain	35,473,039
Net unrealized appreciation	237,087,444
$1,653,052,850

Net assets attributable to:
Class III shares	$1,653,052,850

Shares outstanding:
Class III	60,732,921

Net asset value per share:
Class III	$27.22

See accompanying notes to the financial statements.	15

GMO International Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $1,863,542)	$ 21,955,605
Interest	1,172,416

Total income	23,128,021

Expenses:
Management fee (Note 3)	5,363,582
Shareholder service fee (Note 3) - Class III	1,489,884
Custodian and fund accounting agent fees	646,770
Transfer agent fees	32,400
Audit and tax fees	49,270
Legal fees	38,304
Trustees fees and related expenses (Note 3)	17,584
Registration fees	102,572
Miscellaneous	27,781
Total expenses	7,768,147
Fees and expenses reimbursed by Manager (Note 3)	(892,436)
Net expenses	6,875,711

Net investment income	16,252,310

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	48,386,223
Closed futures contracts	3,623,382
Foreign currency, forward contracts and foreign currency related transactions	(2,350,089)

Net realized gain	49,659,516

Change in net unrealized appreciation (depreciation) on:
Investments	165,097,267
Open futures contracts	1,430,647
Foreign currency, forward contracts and foreign currency related transactions	995,752

Net unrealized gain	167,523,666

Net realized and unrealized gain	217,183,182

Net increase in net assets resulting from operations	$233,435,492

16	See accompanying notes to the financial statements.

GMO International Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$16,252,310	$4,037,154
Net realized gain	49,659,516	20,744,983
Change in net unrealized appreciation (depreciation)	167,523,666	79,870,796
Net increase in net assets from operations	233,435,492	104,652,933

Distributions to shareholders from:
Net investment income
Class III	(16,244,197)	(4,380,170)
Net realized gains
Class III	(21,060,601)	—

	(37,304,798)	(4,380,170)
Net share transactions (Note 7):
Class III	891,818,019	286,027,335

Total increase in net assets	1,087,948,713	386,300,098

Net assets:
Beginning of period	565,104,137	178,804,039
End of period (including distributions in excess of net investment income of $1,181,397 and accumulated undistributed net investment income of $436,255, respectively)	$1,653,052,850	$565,104,137

See accompanying notes to the financial statements.	17

GMO International Growth Fund
(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002(a)
Net asset value, beginning of period	$23.67	$16.83	$19.65	$20.00

Income from investment operations:
Net investment income †	0.40	0.29	0.25	0.01
Net realized and unrealized gain (loss)	3.94	6.81	(2.46)	(0.36)

Total from investment operations	4.34	7.10	(2.21)	(0.35)

Less distributions to shareholders:
From net investment income	(0.33)	(0.26)	(0.61)	—
From net realized gains	(0.46)	—	—	—

Total distributions	(0.79)	(0.26)	(0.61)	—
Net asset value, end of period	$27.22	$23.67	$16.83	$19.65
Total Return (b)	18.66%	42.33%	(11.40)%	(1.75	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,653,053	$565,104	$178,804	$84,884
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69	%*
Net investment income to average daily net assets	1.64%	1.38%	1.32%	0.36	%*
Portfolio turnover rate	52%	63%	78%	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.16%	0.22%	0.65	%*

(a)	Period from November 30, 2001 (commencement of operations) through February 28, 2002.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

18	See accompanying notes to the financial statements.

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO International Growth Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks a high total return through investing primarily in equity securities of non-U.S. issuers.  The Fund’s benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Growth Style Index.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  As of February 28, 2005, the total value of these securities represented less than 0.01% of net assets.

19

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account

20

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for all open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during the specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts

21

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the

22

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the year ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income $18,045,788 and $4,380,170, respectively and long-term capital gains - $19,259,010 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $37,763,534 and $4,694,853 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between the book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

At February 28, 2005, the approximate cost for the U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$1,415,511,069	$232,730,020	$(5,041,706)	$227,688,314

23

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(1,625,765)	$1,625,764	$1

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan,

24

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended was $9,773 and $645, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $1,363,899,047 and $485,699,529, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 55.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.2% of the Fund was held by five related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

25

GMO International Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class III:	Shares	Amount	Shares	Amount
Shares sold	39,139,271	$945,516,996	16,620,211	$350,493,589
Shares issued to shareholders in reinvestment of distributions	1,411,800	36,147,331	192,384	4,193,777
Shares repurchased	(3,692,772)	(89,846,308)	(3,559,625)	(68,660,031)
Net increase	36,858,299	$891,818,019	13,252,970	$286,027,335

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

27

GMO International Growth Fund
(A Series of GMO Trust)

Fund Expenses

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.69%	$1,000.00	$1,213.00	$3.79
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

28

GMO International Growth Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $1,863,542 and recognized foreign source income of $23,819,147.

The Fund’s distributions to shareholders include $19,259,010 from long-term capital gains.

For taxable, non-corporate shareholders, 90.79% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

29

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

30

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

GMO Global Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Global Growth Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on July 20, 2004, the GMO Global Growth Fund returned +14.7% for the fiscal year ended February 28, 2005, as compared to +11.8% over the same period for its benchmark, the S&P/Citigroup PMI World Growth Style Index.  Consistent with the Fund’s investment objectives and policies, the Fund was substantially invested throughout the period in equity securities with higher than average expected growth drawn from the world’s developed markets.

Stock selection had a positive impact on performance relative to the benchmark.  Among the Fund’s holdings with the largest contribution to relative returns were German pharmaceutical Merck and three oil companies – Exxon Mobil, ConocoPhilips, and Canadian Natural Resources.  Less successful holdings included Fannie Mae, Pfizer, and Broadcom Corp.

The Fund benefited from overweights in Belgium, Norway, and Austria.  An underweight position in the United Kingdom and an overweight position in Japan detracted from performance.

Industry weightings contributed to relative returns in most sectors, particularly overweights in energy and utility stocks and underweights in healthcare and information technology stocks.

Currency selection had a positive impact.  The Fund’s underweight position in the U.S. dollar was beneficial, as were overweights in Norwegian and Swedish currencies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Global Growth Fund
(A Series of GMO Trust)
Investments Concentration Summary (Unaudited)
February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	98.3%
Preferred Stocks	0.2
Forward Currency Contracts	0.2
Futures	0.1
Short-Term Investment	0.9
Other Assets and Liabilities (net)	0.3
100.0%

Country Summary	% of Investments*
United States	48.6%
Japan	11.6
United Kingdom	6.1
Canada	5.3
Belgium	4.0
Italy	3.1
Germany	2.5
Austria	2.3
Norway	2.3
Netherlands	1.9
Australia	1.8
Singapore	1.8
Spain	1.8
France	1.4
Hong Kong	1.4
Switzerland	1.4
Sweden	1.4
Ireland	0.7
Greece	0.3
Portugal	0.2
Finland	0.1
100.0%

* The table excludes short-term investments.

1

GMO Global Growth Fund
(A Series of GMO Trust)
Investments Concentration Summary (Unaudited) — (Continued)
February 28, 2005

Industry Sector Summary	% of Investments*
Financials	20.8%
Energy	15.0
Health Care	14.1
Consumer Discretionary	10.8
Information Technology	10.1
Industrials	9.5
Consumer Staples	7.3
Utilities	5.1
Telecommunication Services	4.1
Materials	3.2
100.0%

*  The table excludes short-term investments.

2

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 98.3%

	Australia — 1.8%
24,146	BHP Billiton Ltd	369,357
6,298	Commonwealth Bank of Australia	180,165
4,996	National Australia Bank Ltd	113,583
3,200	Rinker Group Ltd	28,787
34,007	Telstra Corp Ltd	141,710
1,278	Wesfarmers Ltd	39,509
4,439	Westfield Group	59,135
6,749	Woodside Petroleum Ltd	116,114
		1,048,360

	Austria — 2.3%
2,641	Bank Austria Creditanstalt AG	257,051
5,540	Erste Bank Der Oesterreichischen Sparkassen AG	302,064
545	Mayr-Melnhof Karton AG (Bearer)	96,869
254	Oesterreichische Elektrizitaetswirtschafts AG Class A	60,360
840	OMV AG	291,000
8,257	Telekom Austria AG	163,994
3,276	Wienerberger AG	162,802
		1,334,140

	Belgium — 3.9%
2,838	Almanij NV	320,172
1,712	Belgacom SA *	71,892
165	Colruyt SA	28,364
1,252	Delhaize Group	98,610
13,013	Dexia	308,688
634	Electrabel SA	280,522
15,186	Fortis	427,047
3,711	Interbrew	141,795
3,460	KBC Bancassurance Holding	290,329
6,112	UCB SA	306,911
		2,274,330

See accompanying notes to the financial statements.	3

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	Canada — 5.2%
5,700	Bank of Nova Scotia	184,855
27,300	Bombardier Inc Class B	58,655
2,400	Brascan Corp Class A	88,341
2,100	Cameco Corp	95,602
2,000	Canadian Imperial Bank of Commerce	111,659
2,400	Canadian National Railway Co	148,837
7,900	Canadian Natural Resources	448,931
1,700	EnCana Corp	112,759
4,700	Imperial Oil Ltd	339,449
5,500	Manulife Financial Corp	253,863
3,100	Nexen Inc	156,684
900	Potash Corp Sask Inc	79,711
1,400	Precision Drilling Corp *	107,230
2,400	Research In Motion Ltd *	157,730
3,800	Suncor Energy Inc	147,175
7,600	Talisman Energy Inc	260,953
3,800	Teck Cominco Ltd Class B	145,234
3,200	Toronto-Dominion Bank	130,916
		3,028,584

	Finland — 0.1%
4,650	Nokia Oyj	75,080

	France — 1.4%
4,252	Credit Agricole SA	125,940
2,846	European Aeronautic Defense and Space Co	89,341
4,110	France Telecom SA	123,945
2,456	Peugeot SA	160,649
905	Renault SA	81,897
2,309	Sanofi-Aventis	184,099
262	Total SA	62,290
		828,161

4	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	Germany — 2.2%
2,131	BASF AG	159,224
1,019	Deutsche Bank AG (Registered)	89,570
5,398	Deutsche Telekom (Registered) *	112,709
1,084	E. On AG	97,499
864	Muenchener Rueckversicherungs AG (Registered)	106,387
3,579	RWE AG	217,544
4,629	Schering AG	337,876
3,270	Volkswagen AG	161,691
		1,282,500

	Greece — 0.3%
2,680	Coca Cola Hellenic Bottling Co SA	72,674
1,805	National Bank of Greece SA	68,840
		141,514

	Hong Kong — 1.4%
33,000	CLP Holdings Ltd	188,866
27,000	Esprit Holdings Ltd	191,794
113,000	Hong Kong & China Gas	236,736
39,500	Hong Kong Electric Holdings Ltd	179,661
		797,057

	Ireland — 0.7%
6,523	Allied Irish Banks Plc	140,223
14,879	Bank of Ireland	248,358
		388,581

	Italy — 3.1%
3,265	Autostrade SA	90,620
31,223	Banca Intesa SPA	152,646
46,537	Enel SPA	447,733
31,452	ENI SPA	821,665
32,218	Telecom Italia Di RISP	101,628
45,834	Telecom Italia SPA	177,764
		1,792,056

See accompanying notes to the financial statements.	5

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	Japan — 11.4%
1,400	Aeon Credit Service Co Ltd	94,523
1,000	Aiful Corp	114,817
8,000	Asahi Glass Co Ltd	88,023
9,000	Bank of Yokohama Ltd	55,593
2,500	Benesse Corp	85,670
6,000	Bridgestone Corp	114,513
2,900	Canon Inc	153,371
12,000	Chiba Bank	77,787
7,500	Chubu Electric Power Co Inc	179,285
3,300	Credit Saison Co Ltd	117,074
2,900	Daito Trust Construction Co Ltd	118,891
5,000	Denso Corp	128,171
14	East Japan Railway Co	74,559
5,000	Eisai Co Ltd	168,930
1,500	FamilyMart Co Ltd	44,630
17,000	Fuji Heavy Industries Ltd	79,161
2,300	Hitachi Chemical Co Ltd	39,814
3,700	Honda Motor Co Ltd	198,569
8,000	Itochu Corp *	42,204
5	Japan Tobacco Inc	54,386
4,000	Kaneka Corp	45,414
2,000	Kao Corp	47,443
200	Keyence Corp	48,353
6,000	Kyowa Hakko Kogyo Co Ltd	45,808
29,000	Marubeni Corp	92,843
28,000	Mazda Motor Corp	96,487
23,800	Mitsubishi Corp	323,196
6,000	Mitsubishi Pharma Corp	60,661
24,000	Mitsui & Co	244,816
13,000	Mitsui OSK Lines Ltd	89,064
500	Nintendo Co Ltd	55,239
10,500	Nippon Mining Holdings Inc	61,832
9,000	Nippon Oil Corp	66,977
35,000	Nippon Steel Corp	96,370
11,000	Nippon Yusen Kabushiki Kaisha	65,884
4,000	Nissin Food Products Co Ltd	106,513

6	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	Japan — continued
1,200	ORIX Corp	155,563
46,000	Osaka Gas Co Ltd	138,555
118	Rakuten Inc	106,061
2,000	Sega Sammy Holdings Inc *	125,120
2,800	Shimano Inc	86,863
1,700	Shin-Etsu Chemical Co Ltd	69,510
19,000	Sumitomo Corp	172,090
4,000	Suzuki Motor Corp	75,574
13,900	Takeda Pharmaceutical Co Ltd	666,865
10,000	Teijin Ltd	41,494
4,500	Terumo Corp	140,972
11,000	Tobu Railway Co Ltd	44,084
6,200	Tokyo Electric Power Co Inc	151,872
9,000	TonenGeneral Sekiyu KK	93,386
10,100	Toyota Motor Corp	392,058
4,500	Trend Micro Inc	208,002
30	Yahoo Japan Corp *	150,019
5,000	Yakult Honsha Co Ltd	95,345
4,000	Yamanouchi Pharmaceutical Co Ltd	142,051
		6,632,355

	Netherlands — 1.9%
15,076	ABN Amro Holdings NV	414,621
22,911	ING Groep NV	703,641
		1,118,262

	Norway — 2.3%
20,000	DnB NOR ASA	203,207
2,860	Norsk Hydro ASA	247,030
27,600	Statoil ASA	499,641
6,400	Storebrand	62,963
8,300	Tandberg ASA	91,983
21,400	Telenor ASA	197,070
		1,301,894

See accompanying notes to the financial statements.	7

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	Portugal — 0.2%
8,167	Portugal Telecom SA	99,305

	Singapore — 1.8%
18,000	Keppel Corp Ltd	104,618
7,000	Oversea-Chinese Banking Corp	58,647
157,000	Singapore Technologies Engineering Ltd	227,736
404,860	Singapore Telecommunications	654,047
		1,045,048

	Spain — 1.7%
1,899	ACS, Actividades de Construccion y Servicios, SA	48,428
4,791	Altadis SA	201,170
5,140	Autopistas Concesionaria Espanola SA	121,810
9,646	Banco Bilbao Vizcaya Argentaria SA	166,779
1,310	Grupo Ferrovial SA	78,100
2,802	Inditex SA	86,512
3,013	Sacyr Vallehermoso SA	55,327
9,768	Telefonica Moviles SA	124,235
4,376	Union Fenosa SA	125,692
		1,008,053

	Sweden — 1.4%
6,450	Hennes & Mauritz AB Class B	226,787
24,000	Nordea AB	252,477
14,500	Swedish Match AB	171,573
23,000	TeliaSonera AB	137,888
		788,725

	Switzerland — 1.4%
1,531	Roche Holding AG (Non Voting)	161,338
291	Serono SA	214,982
651	Swisscom AG (Registered)	255,610
885	Syngenta AG *	99,368
734	UBS AG (Registered)	63,712
		795,010

8	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	United Kingdom — 6.0%
16,551	Barclays Plc	180,122
23,636	BG Group Plc	185,049
13,300	BHP Billiton Plc	198,507
9,404	British American Tobacco Plc	172,647
12,944	Cadbury Schweppes Plc	127,089
40,966	Centrica Plc	186,172
31,381	Dixons Group Plc	96,740
12,264	GlaxoSmithKline Plc	293,008
13,081	HBOS Plc	207,971
17,513	HSBC Holdings Plc	292,067
12,283	Imperial Tobacco Group Plc	327,774
27,689	National Grid Transco Plc	267,757
2,973	Reckitt Benckiser Plc	93,622
13,660	Royal Bank of Scotland Group	467,548
9,139	SABMiller Plc	150,907
6,111	Scottish & Southern Energy Plc	102,935
19,093	Tesco Plc	111,959
		3,461,874

	United States — 47.8%
3,300	3M Co	277,002
3,800	Adobe Systems Inc	234,650
1,200	Aetna, Inc.	175,224
6,200	Allsate Corp (The)	332,816
1,300	AMBAC Financial Group Inc	101,114
3,900	AmerisourceBergen Corp	233,610
1,600	Apollo Group Inc Class A *	117,824
8,000	Apple Computer Inc *	358,880
4,000	Archer Daniels Midland Co.	96,400
3,800	Autodesk, Inc.	112,936
6,600	Avon Products Inc	282,282
2,300	Bank of America Corp	107,295
2,600	BB&T Corp	101,790
600	Bear Stearns Cos (The) Inc	59,700
2,000	Becton Dickinson & Co	119,740

See accompanying notes to the financial statements.	9

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	United States — continued
2,400	Biogen Idec Inc *	92,760
2,300	Burlington Resources Inc	114,149
3,700	Capital One Financial Corp	283,716
4,300	Cardinal Health Inc	251,765
3,600	Carnival Corp	195,768
1,800	Caterpillar Inc	171,090
9,200	Cendant Corp	203,504
1,300	Centex Corp	82,667
6,400	ChevronTexaco Corp.	397,312
400	Chicago Mercantile Exchange	82,648
14,500	Cisco Systems Inc *	252,590
10,500	ConocoPhillips	1,164,345
2,600	Costco Wholesale Corp.	121,134
8,800	Countrywide Financial Corp	305,800
3,300	D.R. Horton Inc	144,408
3,400	Danaher Corp	184,178
1,700	Deere & Co	120,887
15,800	Dell Inc *	633,422
1,800	Devon Energy Corp	84,222
4,300	Dow Chemical Co.	237,145
11,800	eBay Inc *	505,512
2,000	Estee Lauder Cos Inc (The) Class A	87,960
1,700	Exelon Corp.	77,112
36,700	Exxon Mobil Corp	2,323,477
12,300	Fannie Mae	719,058
2,000	FedEx Corp	195,560
2,900	Fidelity National Financial Inc	128,296
7,500	First Data Corp	307,650
1,500	Fortune Brands Inc	121,500
9,400	Freddie Mac	582,800
1,400	Genentech Inc *	66,080
1,000	General Dynamics Corp	105,350
7,300	General Electric Co.	256,960
3,000	Gilead Sciences Inc *	103,650
10,900	Gillette Co (The)	547,725
1,200	Goldman Sachs Group Inc	130,560

10	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	United States — continued
2,600	Guidant Corp	190,814
5,100	Harley Davidson Inc	315,588
1,300	Hershey Foods Corp.	81,900
12,000	Hewlett-Packard Co	249,600
15,000	Home Depot Inc	600,300
3,000	Illinois Tool Works Inc	269,250
1,600	Ingersoll Rand Co	134,800
10,400	Intel Corp.	249,392
2,200	International Business Machines Corp.	203,676
3,000	JC Penney Co Inc Holding Co	133,470
8,900	Johnson & Johnson	583,840
1,600	Johnson Controls Inc	94,560
2,700	Juniper Networks, Inc. *	58,158
12,800	King Pharmaceuticals Inc *	122,240
900	Lehman Brothers Holdings Inc	82,062
1,500	Lockheed Martin Corp	88,830
1,100	Marriott International Inc Class A	70,510
3,100	Marsh & McLennan Cos Inc	101,215
2,000	Masco Corp.	67,440
9,200	McDonald’s Corp	304,336
3,400	Metlife Inc	139,536
2,100	MGIC Investment Corp	131,754
17,300	Microsoft Corp	435,614
1,100	Molex Inc	25,201
900	Moody’s Corp	75,519
600	Nike Inc Class B	52,170
3,600	Norfolk Southern Corp.	129,204
2,000	Occidental Petroleum Corp	140,540
17,600	Oracle Corp. *	227,216
1,300	Paccar Inc	97,838
800	Parker-Hannifin Corp	52,640
74,500	Pfizer Inc	1,958,605
640	PHH CORPORATION *	13,440
11,000	Procter & Gamble Co	583,990
1,400	Prudential Financial Inc	79,800
23,200	Qualcomm Inc	837,752

See accompanying notes to the financial statements.	11

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares	Description	Value ($)

	United States — continued
2,100	Radian Group Inc	101,493
4,700	Schering-Plough Corp	89,065
2,000	Schlumberger Ltd	150,900
1,600	SLM Corp	78,080
2,400	Staples Inc	75,648
4,800	Starbucks Corp *	248,688
2,000	Stryker Corp	99,320
8,200	Symantec Corp *	180,482
1,100	Target Corp.	55,902
16,000	Time Warner Inc *	275,680
900	Transocean Inc *	43,632
4,000	U.S. Bancorp	119,000
1,900	United Parcel Service Class B	147,231
2,400	United Technologies Corp	239,712
5,400	UnitedHealth Group Inc	492,264
1,700	Valero Energy Corp	121,108
3,600	Wachovia Corp	190,836
2,500	Walgreen Co.	107,075
1,600	Wal-Mart Stores Inc	82,576
5,300	Walt Disney Co	148,082
1,900	Washington Mutual Inc	79,724
2,700	WellPoint, Inc. *	329,562
2,100	Wells Fargo & Co	124,698
1,100	Whole Foods Market Inc	113,102
3,400	Wyeth	138,788
14,300	Yahoo! Inc *	461,461
1,500	Yum! Brands Inc	73,170
3,300	Zimmer Holdings Inc *	283,470
		27,727,572

	TOTAL COMMON STOCKS (COST $50,438,713)	56,968,461

12	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	PREFERRED STOCK — 0.2%

	Germany — 0.2%
3,858	Volkswagen AG 4.17%	141,322

	TOTAL PREFERRED STOCK (COST $107,314)	141,322

	SHORT-TERM INVESTMENT — 0.9%

	Cash Equivalent — 0.9%
500,000	Royal Bank Canada Time Deposit, 2.58%, due 03/01/05	500,000

	TOTAL SHORT-TERM INVESTMENT (COST $500,000)	500,000

	TOTAL INVESTMENTS — 99.4%
	(Cost $51,046,027)	57,609,783

	Other Assets and Liabilities (net) — 0.6%	349,908

	TOTAL NET ASSETS — 100.0%	$57,959,691

Notes to Schedule of Investments:

* Non-income producing security.

As of February 28, 2005, 44.1% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

AUD - Australian Dollar	HKD - Hong Kong Dollar
CAD - Canadian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	NOK - Norwegian Krone
EUR - Euro	NZD - New Zealand Dollar
GBP - British Pound	SEK - Swedish Krona

See accompanying notes to the financial statements.	13

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys

5/27/05	CAD	913,064	$743,329	$390
5/27/05	CHF	1,167,648	1,013,593	38,976
5/27/05	JPY	231,041,700	2,230,984	27,817
5/27/05	NOK	5,813,268	941,194	21,908
5/27/05	NZD	1,407,460	1,016,795	26,031
5/27/05	SEK	10,053,260	1,476,390	30,289
				$145,411

Sales

5/27/05	AUD	718,494	$566,517	$(5,146)
5/27/05	CAD	249,780	203,347	(1,679)
5/27/05	EUR	1,090,510	1,450,128	(25,054)
5/27/05	GBP	1,093,163	2,095,100	(36,051)
5/27/05	HKD	4,679,640	601,525	823
				$(67,107)

14	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
February 28, 2005

Futures contracts

Number of			Contract	Net Unrealized
Contracts	Type	Expiration Date	Value	Gain (Loss)

625	SPI 200	Mar-2005	$2,062,521	$ 62,402
20,000	TOPIX	Mar-2005	225,919	4,219
1,800	MSCI	Mar-2005	279,344	(6,282)
100	DAX	Mar-2005	574,743	5,296
120	CAC40 10 EURO	Mar-2005	641,986	273
150	FTSE 100	Mar-2005	1,428,966	(45,634)
				$ 20,274

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	15

GMO Global Growth Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $51,046,027) (Note 2)	$57,609,783
Cash on deposit at brokers (Note 2)	14,665
Foreign currency, at value (cost $19,699) (Note 2)	19,782
Receivable for investments sold	1,089
Dividends and interest receivable	87,845
Foreign taxes receivable	379
Receivable for open forward currency contracts (Note 2)	146,234
Receivable for variation margin on open futures contracts (Note 2)	203,702
Receivable for expenses reimbursed by Manager (Note 3)	30,240

Total assets	58,113,719

Liabilities:
Payable to affiliate for (Note 3):
Management fee	20,464
Shareholder service fee	6,531
Trustees and Chief Compliance Officer fees	73
Payable for open forward currency contracts (Note 2)	67,930
Accrued expenses	59,030

Total liabilities	154,028
Net assets	$57,959,691

Net assets consist of:
Paid-in capital	$51,197,188
Distributions in excess of net investment income	(62,457)
Accumulated net realized gain	162,345
Net unrealized appreciation	6,662,615
$57,959,691

Net assets attributable to:
Class III shares	$57,959,691

Shares outstanding:
Class III	2,557,079

Net asset value per share:
Class III	$22.67

16	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)

Statement of Operations — Period from July 20, 2004 (commencement of operations) through February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $17,615)	$568,530
Interest	13,302

Total income	581,832

Expenses:
Management fee (Note 3)	152,967
Shareholder service fee (Note 3) - Class III	48,819
Custodian and fund accounting agent fees	82,634
Transfer agent fees	16,726
Audit and tax fees	43,443
Legal fees	1,499
Trustees fees and related expenses (Note 3)	570
Registration fees	6,328
Miscellaneous	14,321
Total expenses	367,307
Fees and expenses reimbursed by Manager (Note 3)	(164,751)
Net expenses	202,556

Net investment income	379,276

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	176,893
Closed futures contracts	(9,150)
Foreign currency, forward contracts and foreign currency related transactions	231,078

Net realized gain	398,821

Change in net unrealized appreciation (depreciation) on:
Investments	6,563,756
Open futures contracts	20,274
Foreign currency, forward contracts and foreign currency related transactions	78,585

Net unrealized gain	6,662,615

Net realized and unrealized gain	7,061,436

Net increase in net assets resulting from operations	$7,440,712

See accompanying notes to the financial statements.	17

GMO Global Growth Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from July 20, 2004
(commencement of operations)
through February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income	$ 379,276
Net realized gain	398,821
Change in net unrealized appreciation (depreciation)	6,662,615

Net increase in net assets from operations	7,440,712

Distributions to shareholders from:
Net investment income
Class III	(678,209)

Net share transactions (Note 7):
Class III	51,197,188

Total increase in net assets	57,959,691

Net assets:
Beginning of period	—
End of period (including distributions in excess of net investment income of $62,457)	$57,959,691

18	See accompanying notes to the financial statements.

GMO Global Growth Fund
(A Series of GMO Trust)

Financial Highlights (For a Class III share outstanding throughout the period)

	Period from
	July 20, 2004
	(commencement
	of operations) through
	February 28, 2005
Net asset value, beginning of period	$ 20.00

Income from investment operations:
Net investment income †	0.15
Net realized and unrealized gain	2.79

Total from investment operations	2.94

Less distributions to shareholders:
From net investment income	(0.27)

Total distributions	(0.27)
Net asset value, end of period	$ 22.67
Total Return (a)	14.72	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$57,960
Net expenses to average daily net assets	0.62	%*
Net investment income to average daily net assets	1.17	%*
Portfolio turnover rate	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$ 0.00	(b)

(a)	The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b)	For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	19

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements February 28, 2005

1.              Organization

GMO Global Growth Fund (the “Fund”), which commenced operations on July 20, 2004, is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks a high total return through investing primarily in equity securities of both U.S. and non-U.S. issuers.  The Fund’s benchmark is the S&P/Citigroup (f/k/a Salomon Smith Barney) Primary Market Index (“PMI”) World Growth Index.

Shares of the Fund are not publicly offered and are principally available only to other GMO funds and certain other accredited investors.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund

20

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures Contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.

21

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

22

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/ dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters insolvency proceedings and the value of the

23

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are withheld in accordance with the applicable country’s tax treaty with the United States.  The foreign withholding tax rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.  As of February 28, 2005, 99.9% of the Fund was held by a non-U.S. shareholder.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the year ended February 28, 2005, the tax basis of distributions paid from ordinary income were $678,209.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $213,587 and $15,142 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax distributable earnings are primarily due to capital loss carryforwrd utilization limitations and wash sale transactions.

24

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purpose and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$51,097,388	$7,657,876	$(1,145,481)	$6,512,395

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP and wash sale transactions.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$236,476	$(236,476)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchase and redemption of Fund shares

The premium on cash purchases and fee on redemptions of Fund shares are each 0.30%.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transactions costs.  All purchase

25

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital.  For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.47% of average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2005 was $276 and $23, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ending February 28, 2005, aggregated $71,265,944 and $20,797,948, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

26

GMO Global Growth Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued) February 28, 2005

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholder

At February 28, 2005, 99.9% of the outstanding shares of the Fund was held by one shareholder.  Investment activities of this shareholder may have a material effect on the Fund.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Period from July 20, 2004
	(commencement of operations)
	through February 28, 2005
	Shares	Amount
Class III:
Shares sold	2,530,994	$50,620,710
Shares issued to shareholders in reinvestment of distributions	26,085	576,478
Shares repurchased	—	—
Net increase	2,557,079	$51,197,188

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Growth Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 20, 2004 (commencement of operations) to February 28, 2005, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2005

28

GMO Global Growth Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited) February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.62%	$1,000.00	$1,160.60	$3.32
2) Hypothetical	0.62%	$1,000.00	$1,021.72	$3.11

*  Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period and divided by 365 days in the year.

29

GMO Global Growth Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $17,615 and recognized foreign source income of $271,116.

The Fund’s distributions to shareholders included:

For taxable, non-corporate shareholders, 58.03% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 36.43% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividends-received deduction.

30

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

31

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Bond Fund returned +11.8% for the fiscal year ended February 28, 2005, as compared with +10.2% the J.P. Morgan Non-U.S. Government Bond Index.  The Fund’s exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 1.6%.  Bond market strategies, currency selection, emerging debt exposure, and issue selection each added value during the period.

Overweight positions in Canadian and Swedish bond markets, as well as underweight positions in the Japanese bond market, added value to the Fund during the fiscal year.  These gains more than offset losses on an overweight Australian bond market position and underweight Swiss and U.K. positions.  In addition, overweight positions in British pounds, Australian dollars, New Zealand dollars, and Swedish krona generated gains, offsetting losses from underweight positions in Swiss francs, Japanese yen, and the euro.  Issue selection added value as did the emerging country debt exposure.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	79.1%
Short-Term Investments	15.0
Mutual Funds	1.8
Call Options Purchased	1.7
Forward Currency Contracts	1.0
Swaps	0.5
Loan Participation	0.3
Loan Assignments	0.2
Promissory Notes	0.0
Put Options Purchased	0.0
Rights and Warrants	0.0
Futures	(0.3)
Reverse Repurchase Agreements	(0.3)
Other Assets and Liabilities (net)	1.0
100.0%

Country Summary *	% of Investments**
Euro Region***	54.3%
Japan	30.2
Australia	13.3
Canada	11.9
United States	5.7
United Kingdom	0.7
Sweden	0.6
Denmark	0.5
New Zealand	0.0
Norway	0.0
South Africa	0.0
Switzerland	(20.0)
Other	2.8
100.0%

*                   The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**            The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***     The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

1

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 5.4%

		Australia — 0.3%

		Asset-Backed Securities
USD	1,139,560	Medallion Trust Series 03-1G Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.71%, due 12/21/33	1,141,155

		Canada — 1.7%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	1,806,866
CAD	2,000,000	Province of British Columbia, 7.88%, due 11/30/23	2,155,874
GBP	1,500,000	Province of Quebec, 8.63%, due 11/04/11	3,411,204
		Total Canada	7,373,944

		Supra National — 0.1%

		Foreign Government Obligations
CAD	700,000	European Investment Bank, 8.50%, due 08/30/05	585,137

		United Kingdom — 1.6%

		Asset-Backed Securities
GBP	1,662,965	RMAC Series 03-NS1A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.31%, due 06/12/35	3,217,384
GBP	2,000,000	RMAC Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.26%, due 09/12/35	3,866,805
		Total United Kingdom	7,084,189

		United States — 1.7%

		U.S. Government
USD	7,068,480	US Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a) (b)	7,624,019

		TOTAL DEBT OBLIGATIONS (COST $20,661,735)	23,808,444

2	See accompanying notes to the Financial Statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Principal Amount / Shares		Description	Value ($)

		CALL OPTIONS PURCHASED — 1.7%

		Cross Currency Options — 1.7%
AUD	58,700,000	AUD Call/JPY Put, Expires 3/29/2005, Strike 80.00	1,414,406
EUR	36,400,000	EUR Call/USD Put, Expires 7/15/2005, Strike 1.246	3,127,186
GBP	26,000,000	GBP Call/JPY Put, Expires 10/28/2005, Strike 185.00	2,906,248
			7,447,840

		TOTAL CALL OPTIONS PURCHASED (COST $3,911,618)	7,447,840

		MUTUAL FUNDS — 91.3%

	1,175,522	GMO Emerging Country Debt Fund, Class III (c)	13,036,542
	11,729,321	GMO Short-Duration Collateral Fund (c)	297,103,689
	37,466	GMO Special Purpose Holding Fund (c)	581,096
	3,505,193	GMO World Opportunity Overlay Fund (c)	88,260,749
	1,017,599	Merrimac Cash Series, Premium Class	1,017,599

		TOTAL MUTUAL FUNDS (COST $398,663,286)	399,999,675

		TOTAL INVESTMENTS — 98.4%
		(Cost $423,236,639)	431,255,959

		Other Assets and Liabilities (net) — 1.6%	7,109,105

		TOTAL NET ASSETS — 100.0%	$438,365,064

See accompanying notes to the Financial Statements.	3

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(c) Affiliated issuer.

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	NOK - Norwegian Krone
CHF - Swiss Franc	NZD - New Zealand Dollar
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	USD - United States Dollar

4	See accompanying notes to the Financial Statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

227	Australian Government Bond 10 Yr.	March 2005	$18,601,459	$(259,613)
404	Australian Government Bond 3 Yr.	March 2005	32,447,753	(277,874)
410	Canadian Government Bond 10 Yr.	June 2005	37,294,256	(42,691)
286	Euro BOBL	March 2005	42,821,373	(164,300)
452	Euro Bund	March 2005	71,053,523	(381,089)
320	Federal Fund 30 day	March 2005	129,877,056	(1,840)
40	Japanese Government Bond 10 Yr.	March 2005	53,004,747	(111,724)
57	U.S. Long Bond	June 2005	6,403,594	(52,321)
23	U.S. Treasury Note 10 Yr.	June 2005	2,527,125	(21,560)
				$(1,313,012)

Sales

3	Japanese Government Bond 10 Yr. (LIF)	March 2005	$3,972,767	$(297)
1	Swiss Federal Bond	March 2005	113,385	(568)
183	U.S. Treasury Note 5 Yr.	June 2005	19,686,797	144,495
48	UK Gilt Long Bond	June 2005	10,140,890	5,234
				$148,864

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the Financial Statements.	5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

3/01/05	AUD	111,448	$88,473	$618
3/29/05	AUD	39,000,000	30,895,053	1,127,898
4/05/05	CAD	13,300,000	10,821,079	78,813
5/03/05	EUR	98,900,000	131,422,851	2,702,708
4/19/05	GBP	32,600,000	62,605,671	1,594,060
3/08/05	JPY	21,570,000,000	206,929,247	4,285
3/01/05	NZD	28,100,000	20,490,520	428,254
5/10/05	NZD	29,200,000	21,134,799	309,067
				$6,245,703
Sales

3/29/05	AUD	18,600,000	$14,734,564	$(161,060)
4/05/05	CAD	11,400,000	9,275,211	(116,819)
4/26/05	CHF	35,800,000	31,011,473	(1,195,921)
3/01/05	GBP	125,374	241,432	(2,094)
3/01/05	JPY	1,960,000	18,795	(233)
3/08/05	JPY	660,000,000	6,331,632	95,705
3/01/05	NZD	28,100,000	20,490,520	(296,455)
				$(1,676,877)

Forward cross currency contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

3/15/05	CHF	36,882,640	EUR	24,100,000	$123,031
3/22/05	EUR	15,300,000	NOK	126,352,755	100,758
4/12/05	EUR	35,200,000	SEK	319,712,800	136,665
4/12/05	SEK	204,338,725	EUR	22,500,000	(83,961)
3/22/05	NOK	62,066,760	EUR	7,400,000	(203,035)
					$73,458

6	See accompanying notes to the Financial Statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
9,600,000	CHF	12/9/2011	Deutsche Bank AG	(Pay)	2.13%	6 month CHF LIBOR	$80,515

35,000,000	CHF	1/10/2012	Deutsche Bank AG	(Pay)	2.24%	6 month CHF LIBOR	113,347

2,200,000	CHF	2/26/2014	Deutsche Bank AG	(Pay)	2.77%	6 month CHF LIBOR	(39,109)

1,500,000	SEK	9/29/2014	Deutsche Bank AG	Receive	4.61%	3 month SEK STIBOR	10,518

7,400,000	CHF	11/11/2014	Deutsche Bank AG	(Pay)	2.68%	6 month CHF LIBOR	(42,256)

10,600,000	CHF	12/2/2014	JPMorgan	(Pay)	2.54%	6 month CHF LIBOR	54,191

10,000,000	CHF	12/16/2014	Citigroup	(Pay)	2.48%	6 month CHF LIBOR	98,440

11,400,000	CHF	2/16/2015	Deutsche Bank AG	(Pay)	2.31%	6 month CHF LIBOR	271,576

5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	1,700,463
							$2,247,685

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	(Pay)	Receive	Net Unrealized Appreciation (Depreciation)
33,000,000	USD	7/21/2005	JPMorgan	1 month LIBOR - 0.01%	Return on JP Morgan Non-U.S. Hedged Traded Total Return Government Bond Index	$(16,006)

112,000,000	USD	7/21/2006	JPMorgan	1 month LIBOR - 0.01%	Return on JP Morgan Non-U.S. Hedged Traded Total Return Government Bond Index	(54,323)
						$(70,329)

See accompanying notes to the Financial Statements.	7

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $25,590,952) (Note 2)	$32,273,883
Investments in affiliated issuers, at value (cost $397,645,687) (Notes 2 and 8)	398,982,076
Foreign currency, at value (cost $191,580) (Note 2)	193,574
Receivable for investments sold	5,500,000
Interest receivable	342,969
Receivable for open forward currency contracts (Note 2)	6,701,862
Receivable for open swap contracts (Note 2)	2,329,050
Periodic payments from open swap agreements (Note 2)	139,816
Receivable for expenses reimbursed by Manager (Note 3)	49,574

Total assets	446,512,804

Liabilities:
Payable for Fund shares repurchased	5,047,529
Payable to affiliate for (Note 3):
Management fee	84,030
Shareholder service fee	50,418
Trustees and Chief Compliance Officer fees	742
Payable for open forward currency contracts (Note 2)	2,059,578
Payable for open swap contracts (Note 2)	151,694
Payable for variation margin on open futures contracts (Note 2)	655,497
Accrued expenses	98,252

Total liabilities	8,147,740
Net assets	$438,365,064

Net assets consist of:
Paid-in capital	$411,020,784
Accumulated undistributed net investment income	9,101,507
Accumulated net realized gain	4,676,967
Net unrealized appreciation	13,565,806
$438,365,064

Net assets attributable to:
Class III shares	$438,365,064

Shares outstanding:
Class III	41,335,065

Net asset value per share:
Class III	$10.61

8	See accompanying notes to the Financial Statements.

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Interest	$1,341,041
Dividends from affiliated issuers (Note 8)	5,459,517

Total income	6,800,558

Expenses:
Management fee (Note 3)	836,692
Shareholder service fee (Note 3) - Class III	502,016
Custodian, fund accounting agent and transfer agent fees	146,480
Audit and tax fees	53,283
Legal fees	12,503
Trustees fees and related expenses (Note 3)	5,889
Registration fees	31,705
Miscellaneous	8,733
Total expenses	1,597,301
Fees and expenses reimbursed by Manager (Note 3)	(249,880)
Indirectly incurred fees waived or borne by Manager (Note 3)	(41,012)
Shareholder service fee waived (Note 3) - Class III	(14,779)
Net expenses	1,291,630

Net investment income	5,508,928

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(560,641)
Investments in affiliated issuers	1,289,528
Realized gains distributions from affiliated issuers (Note 8)	410,145
Closed futures contracts	6,708,547
Closed swap contracts	7,726,959
Foreign currency, forward contracts and foreign currency related transactions	16,104,654

Net realized gain	31,679,192

Change in net unrealized appreciation (depreciation) on:
Investments	(2,128,637)
Open futures contracts	(3,033,202)
Open swap contracts	944,211
Foreign currency, forward contracts and foreign currency related transactions	6,722,675

Net unrealized gain	2,505,047

Net realized and unrealized gain	34,184,239

Net increase in net assets resulting from operations	$39,693,167

See accompanying notes to the Financial Statements.	9

GMO International Bond Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$5,508,928	$3,366,138
Net realized gain	31,679,192	24,589,945
Change in net unrealized appreciation (depreciation)	2,505,047	6,805,458
Net increase in net assets from operations	39,693,167	34,761,541

Distributions to shareholders from:
Net investment income
Class III	(31,212,330)	(12,911,222)
Net realized gains
Class III	(1,835,152)	(13,545,144)

	(33,047,482)	(26,456,366)
Net share transactions (Note 7):
Class III	160,704,821	140,188,880

Total increase in net assets	167,350,506	148,494,055

Net assets:
Beginning of period	271,014,558	122,520,503
End of period (including accumulated undistributed net investment income of $9,101,507 and $12,784,066, respectively)	$438,365,064	$271,014,558

10	See accompanying notes to the Financial Statements.

GMO International Bond Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)	2003(a)	2002(a)	2001(a)(b)
Net asset value, beginning of period	$10.38	$9.94	$9.05	$9.44	$9.19

Income from investment operations:
Net investment income (c)†	0.17	0.20	0.20	0.44	0.61
Net realized and unrealized gain (loss)	1.02	1.94	2.00	(0.80)	(0.32)

Total from investment operations	1.19	2.14	2.20	(0.36)	0.29

Less distributions to shareholders:
From net investment income	(0.91)	(0.71)	(1.31)	(0.03)	—
From net realized gains	(0.05)	(0.99)	—	—	(0.04)

Total distributions	(0.96)	(1.70)	(1.31)	(0.03)	(0.04)
Net asset value, end of period	$10.61	$10.38	$9.94	$9.05	$9.44
Total Return (d)	11.81%	23.17%	25.17%	(3.80)%	3.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$438,365	$271,015	$122,521	$135,048	$212,591
Net expenses to average daily net assets (e)	0.39%	0.39%	0.38%	0.38%	0.39%
Net investment income to average daily net assets (c)	1.65%	1.98%	1.96%	4.73%	6.63%
Portfolio turnover rate	51%	26%	40%	36%	114%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.12%	0.11%	0.11%	0.04%

(a)

As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.16% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.46%), (0.12%) and 0.19% and 0.21% to net investment income per share of $(0.04), $(0.01) and $(0.02) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.

(b)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%.

(c)	Net investment income is affected by the timing of the declaration of the dividends by other funds of the Trust in which the Fund invests.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the Financial Statements.	11

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO International Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment in foreign bond and currency markets, primarily by investing in other GMO Funds (“underlying funds”), including GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and “synthetic” bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security).  The Fund’s benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

At February 28, 2005, 67.7% of the Fund was invested in the GMO Short-Duration Collateral Fund, 0.1% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) and 20.1% of the Fund was invested in the GMO World Opportunity Overlay Fund, separate funds of GMO Trust managed by GMO.  Shares of the GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.  At February 28, 2005, 3.0% of the net assets of the Fund was invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

financial highlights have also been modified accordingly.  This reclassification decreased net investment income and increased net realized gains by $258,714 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or underlying Funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.  As of February 28, 2005, the total value of these securities represented 11.3% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from

13

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange

14

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to

15

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of all open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the

16

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recover or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and

17

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

February 29, 2004, the tax basis distributions paid from ordinary income were $32,298,440 and $26,456,366, respectively and long-term capital gains were $749,042 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $14,741,902 and $181,523 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary difference between book and tax basis distributable earnings are primarily due to differing treatments for foreign currency transactions and partnership interests.

The Fund elected to defer to March 1, 2005 post-October capital losses of $2,916,495.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$416,752,043	$15,272,707	$(768,791)	$14,503,916

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains due to foreign currency transactions.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess of	Net
Net Investment Income	Realized Gain	Paid-in Capital
$22,020,843	$(22,020,843)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in the principal or face amount of these securities is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

18

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.   The Fund may invest in Class III shares of GMO Emerging Country Debt Fund (“ECDF”).  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in ECDF.  The Fund does not incur any indirect shareholder service fees as a result of the Fund’s investment in GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Purpose Holding Fund (“SPHF”) and GMO World Opportunity Overlay Fund (“WOOF”).

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying funds exceed 0.25% of the average daily net assets.  For purposes of this calculation, the Fund’s total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees) (“Trustees fees”), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes.  Additionally, the indirect fees and operating expenses incurred through investment in underlying funds excludes investment-related expenses and Trustees fees.  Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

19

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in ECDF, SDCF, SPHF and WOOF.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment- related legal expense)	Total Indirect Expenses
(0.013%)	0.028%	0.004%	0.003%	0.022%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $3,186 and $175, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$2,551,127	$—
Investments (non-U.S. Government securities)	325,381,446	166,986,412

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 49.1% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 5.0% of the Fund was held by twenty-five related parties comprised of certain GMO employee accounts.

20

GMO International Bond Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
Class III:	Shares	Amount	Shares	Amount

Shares sold	13,143,558	$138,918,584	13,829,268	$141,970,903
Shares issued to shareholders in reinvestment of distributions	2,982,381	31,230,984	2,558,984	25,199,403
Shares repurchased	(905,666)	(9,444,747)	(2,594,462)	(26,981,426)

Net increase	15,220,273	$160,704,821	13,793,790	$140,188,880

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the securities of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period

GMO Emerging Country Debt Fund, Class III	$8,077,693	$4,396,264	$—	$1,121,112	$275,151	$13,036,542
GMO Short-Duration Collateral Fund	208,816,182	221,745,726	134,900,000	3,842,895	134,994	297,103,689
GMO Special Purpose Holding Fund	14,933,426	495,510	14,167,837	495,510	—	581,096	*
GMO World Opportunity Overlay Fund	—	93,920,000	6,300,000	—	—	88,260,749
Totals	$231,827,301	$320,557,500	$155,367,837	$5,459,517	$410,145	$398,982,076

*  After effect of return of capital distribution of $577,500 and $70,031 on June 10, 2004 and December 16, 2004, respectively.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2005

22

GMO International Bond Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.41%	$1,000.00	$1,125.60	$2.16
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06

*  Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005 of 0.41%, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO International Bond Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $749,042 from long-term capital gains.

24

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

25

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti–Money Laundering Reporting Officer (February 2003 - December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Core Plus Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Core Plus Bond Fund returned +4.0% for the fiscal year ended February 28, 2005, as compared with +2.4% for the Lehman Brothers U.S. Aggregate Bond Index.  The Fund’s exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 1.6%.  Bond market strategies, currency selection, emerging debt exposure, and issue selection each added value during the fiscal year.

Overweight positions in Canadian and Swedish bond markets, as well as underweight positions in the Japanese bond market, added value to the Fund during the fiscal year.  These gains more than offset losses on an overweight Australian bond market position and underweight Swiss and U.K. positions.  In addition, overweight positions in British pounds, Australian dollars, New Zealand dollars, and Swedish krona generated gains, offsetting losses from underweight positions in Swiss francs, Japanese yen, and the euro.  Issue selection added value as did the emerging country debt exposure.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Debt Obligations	82.7%
Short-Term Investments	14.9
Call Options Purchased	1.8
Mutual Funds	1.6
Loan Participations	0.3
Preferred Stocks	0.3
Loan Assignments	0.2
Promissory Notes	0.0
Put Options Purchased	0.0
Rights And Warrants	0.0
Futures	(0.3)
Reverse Repurchase Agreements	(0.3)
Swaps	(0.3)
Forward Currency Contracts	(0.5)
Other Assets and Liabilities (net)	(0.4)
100.0%

Country/Region Summary*	% of Investments**
United States of America	122.6%
Australia	12.6
Canada	9.0
Euro Region***	(5.9)
United Kingdom	(7.4)
Japan	(14.4)
Switzerland	(19.4)
Other	2.9
100.0%

*                           The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**                    The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***             The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		DEBT OBLIGATIONS — 9.8%

		Albania — 0.4%

		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	5,164,142

		Austria — 0.5%

		Corporate Debt
GBP	500,000	Bank Austria Creditanstalt AG, 8.38%, due 11/04/11	1,104,909
USD	4,175,000	Bank Austria Creditanstalt, AG, 144A, 7.25%, due 02/15/17	4,983,572
		Total Austria	6,088,481

		Brazil — 0.3%

		Foreign Government Obligations
USD	10,000,000	Brazil Discount Bond, Principal Strip, Series D1A, Zero Coupon, due 04/15/24 (a)	3,529,134

		Canada — 0.3%

		Foreign Government Obligations
CAD	4,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	3,613,732

		Chile — 0.1%

		Corporate Debt
USD	750,000	Banco Santander Series MBIA, 6.50%, due 11/01/05	770,625

2	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Luxembourg — 0.7%

		Corporate Debt
USD	8,000,000	Tyco International Group SA, 5.80%, due 08/01/06	8,196,240

		Mexico — 0.3%

		Corporate Debt
USD	3,000,000	Pemex Finance Ltd, Series 1A1 Class A2, AMBAC, 144A, 6.30%, due 05/15/10	3,180,000

		United States — 7.2%

		Corporate Debt — 2.1%
USD	10,000,000	General Electric Capital Corp, Series MTNA, 5.88%, due 02/15/12	10,827,200
USD	5,000,000	Target Corp, 4.00%, due 06/15/13	4,762,000
USD	5,000,000	Verizon Global Funding Corp, 4.38%, due 06/01/13	4,815,150
USD	5,000,000	Wells Fargo & Co, 5.00%, due 11/15/14	5,062,750
			25,467,100

		U.S. Government — 3.9%
USD	10,100,000	U.S. Treasury 0.00% Receipts, due 02/15/10 (a)	8,010,154
USD	10,100,000	U.S. Treasury 0.00% Receipts, due 02/15/12 (a)	7,162,193
USD	10,100,000	U.S. Treasury 0.00% Receipts, due 08/15/12 (a)	6,956,135
USD	23,561,600	US Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (c) (d)	25,413,396
			47,541,878

		U.S. Government Agency — 1.2%
USD	15,000,000	Fannie Mae, TBA, 5.50%, due 03/01/35	15,117,187

		Total United States	88,126,165

		TOTAL DEBT OBLIGATIONS (COST $111,968,935)	118,668,519

See accompanying notes to the financial statements.	3

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Principal Amount/ Shares	Description	Value ($)

		CALL OPTIONS PURCHASED — 1.8%

		Cross Currency Options — 1.8%
AUD	171,600,000	AUD Call/JPY Put, Expires 3/29/2005, Strike 80.00	4,134,789
EUR	109,200,000	EUR Call/USD Put, Expires 7/15/2005, Strike 1.246	9,381,559
GBP	75,800,000	GBP Call/JPY Put, Expires 10/28/2005, Strike 185.00	8,472,831
			21,989,179

		TOTAL CALL OPTIONS PURCHASED (COST $11,539,858)	21,989,179

		PREFERRED STOCK — 0.3%

		United States — 0.3%
	10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	3,889,590

		TOTAL PREFERRED STOCK (COST $4,416,033)	3,889,590

		MUTUAL FUNDS — 90.0%

		Affiliated Issuers — 90.0%
	3,201,628	GMO Emerging Country Debt Fund, Class III	35,506,057
	32,206,147	GMO Short-Duration Collateral Fund	815,781,713
	93,858	GMO Special Purpose Holding Fund	1,455,738
	9,602,881	GMO World Opportunity Overlay Fund	241,800,555

		TOTAL MUTUAL FUNDS (COST $1,090,751,198)	1,094,544,063

		TOTAL INVESTMENTS — 101.9%
		(Cost $1,218,676,024)	1,239,091,351

		Other Assets and Liabilities (net) — (1.9%)	(22,840,141)

		TOTAL NET ASSETS — 100.0%	$1,216,251,210

4	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.
TBA - To Be Announced (Note 2)
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(b) Security is backed by the U.S. Government.
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(d) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	NOK - Norwegian Krone
CHF - Swiss Franc	NZD - New Zealand Dollar
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	USD - United States Dollar

See accompanying notes to the financial statements.	5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement		Units of		Appreciation
Date	Deliver/Receive	Currency	Value	(Depreciation)

Buys

3/29/05	AUD	90,700,000	$ 71,850,805	$2,644,471
4/05/05	CAD	9,500,000	7,729,342	141,695
5/03/05	EUR	36,100,000	47,971,334	241,469
4/19/05	GBP	45,800,000	87,955,206	2,296,046
3/08/05	JPY	21,480,000,000	206,065,843	178,423
3/01/05	NZD	75,200,000	54,835,840	1,201,900
5/10/05	NZD	79,300,000	57,396,902	839,349
				$7,543,353

Sales

3/29/05	AUD	54,400,000	$ 43,094,639	$(509,851)
4/05/05	CAD	33,600,000	27,337,463	(344,306)
4/26/05	CHF	126,100,000	109,233,150	(4,442,824)
5/03/05	EUR	244,300,000	324,637,031	(7,415,924)
3/08/05	JPY	11,010,000,000	105,623,135	646,264
3/01/05	NZD	75,200,000	54,835,840	(793,360)
				$(12,860,001)

Forward cross currency contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

3/15/05	CHF	59,532,560	EUR	38,900,000	$198,585
3/22/05	EUR	44,500,000	NOK	368,090,205	388,972
4/12/05	EUR	78,500,000	SEK	712,995,875	304,778
4/12/05	SEK	436,831,335	EUR	48,100,000	(179,572)
3/22/05	NOK	182,245,820	EUR	21,800,000	(501,263)
					$211,500

6	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)

Buys

603	Australian Government Bond 10 Yr.	March 2005	$49,412,687	$(680,662)
1,076	Australian Government Bond 3 Yr.	March 2005	86,420,252	(720,868)
1,028	Canadian Government Bond 10 Yr.	June 2005	93,508,526	(107,039)
1,403	U.S. Long Bond	June 2005	157,618,281	(1,272,873)
1,104	U.S. Treasury Note 10 Yr.	June 2005	121,302,000	(1,054,659)
1,664	U.S. Treasury Note 5 Yr.	June 2005	179,010,000	(1,375,255)
				$(5,211,356)

Sales

255	Euro Bund Future Mar 05	March 2005	$40,085,505	$559,743
132	Euro-bobl Future Mar 05	March 2005	19,763,711	116,741
9	Japanese Government Bond 10 Yr. (LIF)	March 2005	11,918,301	(890)
86	Japanese Government Bond 10 Yr. (TSE)	March 2005	113,960,198	587,496
384	Long Gilt Futures Jun05	June 2005	81,127,122	41,872
3	Swiss Federal Bond	March 2005	340,155	(1,703)
				$1,303,259

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Swap Agreements

Credit Default Swaps

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
5,000,000	USD	4/2/2007	Lehman Brothers	Receive	0.52%	General Electric Capital Corporation	$36,289
3,000,000	USD	4/17/2007	UBS AG	Receive	0.80%	EOP Operating LP	37,589
3,000,000	USD	4/17/2007	UBS AG	Receive	0.47%	Goldman Sachs Group, Inc.	22,944
3,000,000	USD	4/17/2007	Bear Stearns	Receive	1.28%	National Rural Utilities Cooperative Finance Corp.	68,597
10,000,000	USD	12/16/2007	Citibank N.A.	Receive	2.41%	AOL Time Warner Inc.	621,041
5,000,000	USD	6/20/2008	Lehman Brothers	Receive	0.50%	Dominion Resources, Inc.	54,892
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.48%	Household Finance Corporation	63,149
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.65%	Kraft Foods Inc.	89,008
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Norfolk Southern Corporation	38,952
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Washington Mutual Inc.	32,652
10,000,000	USD	9/20/2008	Deutsche Bank AG	Receive	0.32%	American International Group Inc.	73,038
10,000,000	USD	12/20/2008	Lehman Brothers	Receive	0.27%	Federal Home Loan Bank System	60,347
5,000,000	USD	5/20/2009	JP Morgan	Receive	1.13%	United Mexican States	110,570
5,000,000	USD	6/20/2009	Citibank N.A.	Receive	0.25%	ConocoPhillips Company	26,260
5,000,000	USD	6/20/2009	Lehman Brothers	Receive	1.81%	Ford Motor Credit Co.	45,825
5,000,000	USD	6/20/2009	Lehman Brothers	Receive	1.73%	General Motors Corp.	(149,821)
5,000,000	USD	6/20/2009	Barclays Bank PLC	Receive	0.91%	Sprint Capital Corp.	144,426
5,000,000	USD	6/20/2009	Lehman Brothers	Receive	0.67%	Wyeth Energy	110,715
5,000,000	USD	9/20/2009	UBS AG	Receive	0.59%	Capital One Bank	52,318
5,000,000	USD	9/20/2009	Citibank N.A.	Receive	0.30%	Coca-Cola Enterprises Inc.	38,420
5,000,000	USD	9/20/2009	Citibank N.A.	Receive	0.69%	Comcast Cable Communications Inc.	92,914
5,000,000	USD	9/20/2009	UBS AG	Receive	0.62%	Devon Energy Corp.	89,288
5,000,000	USD	9/20/2009	Barclays Bank PLC	Receive	0.54%	Duke Energy Corp.	81,352
5,000,000	USD	9/20/2009	Citibank N.A.	Receive	0.25%	International Business Machines	32,741
5,000,000	USD	9/20/2009	UBS AG	Receive	0.53%	Kinder Morgan Energy Partners L.P.	58,122
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.25%	AT&T Wireless Services Inc.	(860)
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Bank of America Corp.	30,565
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.30%	Boeing Capital Corp.	31,339

8	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Citigroup Inc.	30,588
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.82%	Clear Channel Communications Inc.	82,514
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.66%	DaimlerChrysler AG	63,262
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.26%	Morgan Stanley	33,919
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.39%	SBC Communications Inc.	40,887
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.35%	The Kroger Co.	42,629
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.38%	Weyerhaeuser Company	48,507
							$2,334,978

Interest Rate Swaps

							Net Unrealized
Notional		Expiration			Fixed		Appreciation
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
10,100,000	USD	2/15/2010	JP Morgan	(Pay)	0.00%	3 month LIBOR	$(785,032)
24,700,000	CHF	12/9/2011	Deutsche Bank AG	(Pay)	2.13%	6 month CHF LIBOR	207,167
92,900,000	CHF	1/10/2012	Deutsche Bank AG	(Pay)	2.24%	6 month CHF LIBOR	300,881
10,100,000	USD	2/15/2012	JP Morgan	(Pay)	0.00%	3 month LIBOR	(773,631)
10,100,000	USD	8/15/2012	JP Morgan	(Pay)	0.00%	3 month LIBOR	(788,186)
8,500,000	USD	10/24/2013	JP Morgan	(Pay)	4.70%	3 month LIBOR	(5,442)
6,500,000	CHF	2/26/2014	Deutsche Bank AG	(Pay)	2.77%	6 month CHF LIBOR	(118,920)
21,800,000	CHF	11/11/2014	Deutsche Bank AG	(Pay)	2.68%	6 month CHF LIBOR	(124,477)
23,000,000	CHF	12/2/2014	JPMorgan	(Pay)	2.54%	6 month CHF LIBOR	117,592
27,000,000	CHF	12/16/2014	Citibank N.A.	(Pay)	2.48%	6 month CHF LIBOR	265,797
34,000,000	CHF	2/16/2015	Deutsche Bank AG	(Pay)	2.31%	6 month CHF LIBOR	727,544
10,000,000	USD	4/15/2024	JP Morgan	(Pay)	0.00%	3 month LIBOR	(588,280)
15,680,000	USD	8/31/2025	JP Morgan	(Pay)	0.00%	3 month LIBOR	(885,493)
							$(2,450,480)

Total Return Swaps

						Net Unrealized
Notional		Expiration				Appreciation
Amount		Date	Counterparty	Pay	Receive	(Depreciation)
120,000,000	USD	4/1/2005	UBS AG	1 month LIBOR - 0.10%	Return on Lehman Mortgage Total Return Index	$(839,988)
10,000,000	USD	4/29/2005	Citibank N.A.	1 month LIBOR - 0.25%	Return on Lehman CMBS AAA Index 8.5+	(156,256)
25,000,000	USD	4/30/2005	JP Morgan	1 month LIBOR - 0.07%	Return on Lehman Mortgage Total Return Index	(177,329)
28,000,000	USD	6/1/2005	Lehman Brothers	1 month LIBOR - 0.10%	Return on Lehman Mortgage Total Return Index	(196,018)

See accompanying notes to the financial statements.	9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Total Return Swaps — continued

						Net Unrealized
Notional		Expiration				Appreciation
Amount		Date	Counterparty	Pay	Receive	(Depreciation)
75,000,000	USD	8/1/2005	Lehman Brothers	1 month LIBOR - 0.02%	Return on Lehman Brothers U.S. Government Index	(675,823)
35,000,000	USD	9/1/2005	UBS AG	1 month LIBOR - 0.08%	Return on Lehman Mortgage Total Return Index	0
105,000,000	USD	12/1/2005	UBS AG	1 month LIBOR - 0.08%	Return on Lehman Mortgage Total Return Index	(736,643)
175,000,000	USD	2/1/2006	UBS AG	1 month LIBOR - 0.09%	Return on Lehman Mortgage Total Return Index	(1,226,426)
15,500,000	USD	3/20/2015	JP Morgan	1 month LIBOR - 0.70%	Return on CDX Total Return	24,072
25,000,000	USD	3/20/2015	JP Morgan	1 month LIBOR - 0.70%	Return on CDX Total Return	38,826
10,000,000	USD	3/20/2015	JP Morgan	1 month LIBOR - 0.70%	Return on CDX Total Return	15,531
						$(3,930,054)

10	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $127,924,826) (Note 2)	$144,547,288
Investments in affiliated issuers, at value (cost $1,090,751,198) (Notes 2 and 8)	1,094,544,063
Cash	886,232
Foreign currency, at value (cost $979,151) (Note 2)	1,006,081
Receivable for forward commitment (Note 2)	40,321,875
Receivable for Fund shares sold	5,425,000
Dividends and interest receivable	584,237
Receivable for open forward currency contracts (Note 2)	9,081,952
Receivable for open swap contracts (Note 2)	4,183,069
Periodic payments from open swap agreements (Note 2)	509,736
Receivable for expenses reimbursed by Manager (Note 3)	98,953

Total assets	1,301,188,486

Liabilities:
Payable for investments purchased	2,000,000
Payable for investments purchased - Delayed delivery (Note 2)	55,933,594
Payable for Fund shares repurchased	370,000
Payable to affiliate for (Note 3):
Management fee	225,112
Shareholder service fee	135,067
Trustees and Chief Compliance Officer fees	1,955
Payable for open forward currency contracts (Note 2)	14,187,100
Payable for open swap contracts (Note 2)	8,228,625
Payable for variation margin on open futures contracts (Note 2)	3,671,032
Accrued expenses	184,791

Total liabilities	84,937,276
Net assets	$1,216,251,210

Net assets consist of:
Paid-in capital	$1,194,074,004
Accumulated undistributed net investment income	2,622,009
Accumulated net realized gain	8,872,489
Net unrealized appreciation	10,682,708
$1,216,251,210

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Net assets attributable to:
Class III shares	$1,216,251,210

Shares outstanding:
Class III	117,456,163

Net asset value per share:
Class III	$10.35

12	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$13,407,248
Interest (including securities lending income of $424)	5,292,462
Dividends	312,654

Total income	19,012,364

Expenses:
Management fee (Note 3)	2,206,378
Shareholder service fee (Note 3) - Class III	1,323,827
Custodian, fund accounting agent and transfer agent fees	342,288
Audit and tax fees	50,372
Legal fees	30,806
Trustees fees and related expenses (Note 3)	14,342
Registration fees	73,668
Miscellaneous	21,094
Total expenses	4,062,775
Fees and expenses reimbursed by Manager (Note 3)	(511,409)
Indirectly incurred fees waived or borne by Manager (Note 3)	(105,820)
Shareholder service fee waived (Note 3) - Class III	(38,111)
Net expenses	3,407,435

Net investment income	15,604,929

Realized and unrealized gain (loss):
Net realized gain on:
Investments	469,209
Realized gains distributions from affiliated issuers (Note 8)	1,052,960
Closed futures contracts	7,751,430
Closed swap contracts	18,240,522
Foreign currency, forward contracts and foreign currency related transactions	9,055,994

Net realized gain	36,570,115

See accompanying notes to the financial statements.	13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005 — (Continued)

Change in net unrealized appreciation (depreciation) on:
Investments	361,741
Open futures contracts	(3,594,649)
Open swap contracts	(4,579,480)
Foreign currency, forward contracts and foreign currency related transactions	(2,533,631)

Net unrealized loss	(10,346,019)

Net realized and unrealized gain	26,224,096

Net increase in net assets resulting from operations	$41,829,025

14	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 15,604,929	$ 9,201,321
Net realized gain	36,570,115	19,739,355
Change in net unrealized appreciation (depreciation)	(10,346,019)	16,386,520

Net increase in net assets from operations	41,829,025	45,327,196

Distributions to shareholders from:
Net investment income
Class III	(24,425,784)	(12,402,034)
Net realized gains
Class III	(20,284,796)	(15,951,420)

	(44,710,580)	(28,353,454)
Net share transactions (Note 7):
Class III	616,308,628	299,820,381

Total increase in net assets	613,427,073	316,794,123

Net assets:
Beginning of period	602,824,137	286,030,014
End of period (including accumulated undistributed net investment income of $2,622,009 and distributions in excess of net investment income of $834,314, respectively)	$1,216,251,210	$602,824,137

See accompanying notes to the financial statements.	15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)	2003(a)	2002(a)	2001(a)(b)
Net asset value, beginning of period	$10.40	$9.95	$10.39	$10.17	$9.64

Income from investment operations:
Net investment income (c)†	0.18	0.25 (c)	0.20 (c)	0.77 (c)	0.62 (c)
Net realized and unrealized gain (loss)	0.24	0.91	0.44	0.07	0.73

Total from investment operations	0.42	1.16	0.64	0.84	1.35

Less distributions to shareholders:
From net investment income	(0.25)	(0.28)	(0.47)	(0.62)	(0.82)
From net realized gains	(0.22)	(0.43)	(0.61)	— (d)	—

Total distributions	(0.47)	(0.71)	(1.08)	(0.62)	(0.82)
Net asset value, end of period	$10.35	$10.40	$9.95	$10.39	$10.17
Total Return (e)	4.01%	11.99%	6.45%	8.53%	14.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,216,251	$602,824	$286,030	$340,039	$156,412
Net expenses to average daily net assets (f)	0.39%	0.39%	0.38%	0.38%	0.39%
Net investment income to average daily net assets (c)	1.77%	2.43%	1.91%	7.38%	6.29%
Portfolio turnover rate	108%	114%	108%	113%	181%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.09%	0.09%	0.09%	0.12%

(a)

As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.51% and net investment income per share by $0.05.  For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.06%, (0.01%) and (0.05%) and to net investment income per share of $0.01, less than $(0.01) and less than $(0.01) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.

(b)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%.

(c)	Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d)	The distribution from net realized gains was less than $0.01 per share.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(f)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
†	Calculated using average shares outstanding throughout the period.

16	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Core Plus Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks a high total return through direct and indirect investment in U.S. securities, with additional return sought through exposure to foreign bond and currency markets. The Fund achieves U.S. bond market exposure by investing in other GMO Funds (“underlying funds”), including GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and “synthetic” bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent or another fixed income security) and/or directly in U.S. Government securities and other high-quality U.S. dollar denominated fixed income securities.  The Fund’s benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

At February 28, 2005, 67.1% of the Fund was invested in the GMO Short-Duration Collateral Fund, 0.1% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund), 19.9% of the Fund was invested in GMO World Opportunity Overlay Fund, separate funds of GMO Trust managed by GMO.  Shares of the the GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.  At February 28, 2005, 2.9% of the net assets of the Fund was invested in the GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share

17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

amounts in prior year financial highlights.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification increased net investment income and decreased net realized gains by $1,949,248 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.  As of February 28, 2005, the total value of these securities represented 2.5% of net assets.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or underlying funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.  As of February 28, 2005, the total value of these securities represented 11.5% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005 the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for the indexed security held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement.  The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.  See the Schedule of Investments for the delayed delivery commitments held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $5,059 and $4,635, respectively.  At February 28, 2005, the Fund had no securities on loan.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  For the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid was as follows: ordinary income - $39,264,226 and $27,161,944, respectively and long-term capital gains - $5,446,354 and $1,191,510, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $3,499,825 of undistributed ordinary income.  The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions, partnership interests and differing treatments for amortization of premiums and discounts on debt securities and swap transactions.

The Fund elected to defer to March 1, 2005 post-October capital losses of $14,826,772.

At February 28, 2005, the approximate cost for U.S. Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$1,204,402,671	$36,781,827	$(2,093,147)	$34,688,680

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains due to foreign currency and swap transactions.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Gain	Paid-in Capital
$12,277,178	$(9,992,984)	$(2,284,194)

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premium and discount. Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in principal or face amount of these securities is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.  The Fund may invest in Class III shares of GMO Emerging Country Debt Fund (“ECDF”).  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

the Fund’s investment in ECDF.  The Fund does not incur any indirect shareholder service fees as a result of the Fund’s investment in GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Purpose Holding Fund (“SPHF”) and GMO World Opportunity Overlay Fund (“WOOF”).

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying funds exceed 0.25% of the average daily net assets.  For purposes of this calculation, the Fund’s total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees) (“Trustees fees”), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes.  Additionally, the indirect fees and operating expenses incurred through investment in underlying funds excludes investment-related expenses and Trustees fees.  Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in ECDF, SDCF, SPHF and WOOF.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
(0.013%)	0.027%	0.004%	0.003%	0.021%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $8,474 and $474, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$621,071,844	$651,687,891
Investments (non-U.S. Government securities)	955,705,619	340,550,642

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 79.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by six related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares was held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	57,848,297	$599,398,741	30,208,958	$310,054,758
Shares issued to shareholders in reinvestment of distributions	4,307,518	44,152,060	2,784,885	28,056,898
Shares repurchased	(2,681,366)	(27,242,173)	(3,748,190)	(38,291,275)
Net increase	59,474,449	$616,308,628	29,245,653	$299,820,381

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the securities of these issuers during the year ended February 28, 2005, is set forth below:

	Value,				Realized
	beginning of		Sales	Dividend	Gain	Value, end
Affiliate	period	Purchases	Proceeds	Income	Distributions	of period
GMO Emerging Country Debt Fund, Class III	$ 16,591,948	$ 17,416,226	$ —	$ 2,903,688	$ 712,544	$ 35,506,057
GMO Short-Duration Collateral Fund	429,364,263	680,695,316	298,700,000	9,262,230	340,416	815,781,713
GMO Special Purpose Holding Fund	37,410,592	1,241,330	35,492,670	1,241,330	—	1,455,738	*
GMO World Opportunity Overlay Fund	—	240,250,000	—	—	—	241,800,555

Totals	$483,366,803	$939,602,872	$334,192,670	$13,407,248	$1,052,960	$1,094,544,063

*                 After effect of return of capital distributions of $1,446,729 and $176,116 on June 10, 2004 and December 16, 2004, respectively.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.41%	$1,000.00	$1,028.80	$2.06
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06

*                 Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

The Fund’s distributions to shareholders include $5,446,354 from long-term capital gains.

For corporate shareholders, 0.91% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 qualified for the dividend-received deduction.

30

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

31

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Country Debt Fund returned +20.6% for the fiscal year ended February 28, 2005, as compared with +12.2% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 8.4%.  EMBIG spreads over U.S. Treasuries tightened from 431 to 333 basis points during the period.  The EMBIG return of +12.2% was driven by carry (the yield on the index averaged almost 8%) and capital gains from spread tightening, despite the 41 basis point increase in U.S. interest rates.

The top performing countries during the fiscal year were Dominican Republic (+49.2%), Uruguay (+36.0%), and Venezuela (+28.2%).  Latin American countries outperformed those outside the region, +14.2% to +9.4%.  The worst performing countries for the year were the Ivory Coast (-6.8%), Hungary (+0.4%), and Thailand (+0.9%).

Market selection added value, primarily from the Dominican Republic overweight and Malaysia and Lebanon underweights.  Underweighting Venezuela and overweighting Ivory Coast detracted from value added.  Security selection added 670 basis points of positive alpha in total.  Positions in Russia were the largest contributor, where Paris Club loans and bonds added value.  Bond selection was also highly positive in Mexico, Argentina, and Brazil.

The GMO Emerging Country Debt Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets *
Debt Obligations	80.8%
Loan Participations	9.0
Loan Assignments	8.0
Swaps	3.6
Short-Term Investments	2.6
Mutual Funds	1.9
Call Options Purchased	0.4
Promissory Notes	0.3
Rights and Warrants	0.3
Put Options Purchased	0.0
Futures	(0.0)
Forward Currency Contracts	(0.3)
Reverse Repurchase Agreements	(10.6)
Other Assets and Liabilities (net)	4.0
100.0%

*                 The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country Summary **	% of Investments*
Brazil	20.8%
Mexico	18.3
Russia	15.4
Venezuela	6.7
Turkey	5.7
Philippines	5.1
Ukraine	2.8
Colombia	2.7
Argentina	2.4
Peru	1.8
Algeria	1.6
Indonesia	1.6
Uruguay	1.6
Dominican Republic	1.3
Nigeria	1.2
Qatar	1.1
Ecuador	1.0
Vietnam	1.0
Panama	0.9
Africa	0.8
Ivory Coast	0.8
Bulgaria	0.7
Egypt	0.7
Poland	0.7
Yugoslavia	0.7
Chile	0.6
Macedonia	0.4
Costa Rica	0.3
El Salvador	0.3
Malaysia	0.3
Morocco	0.3
China	0.2
Jamaica	0.2
Tunisia	0.2
Kazakhstan	0.1
South Africa	0.1
Trinidad & Tobago	0.1
Lebanon	(0.2)
South Korea	(0.4)
Other	0.1
100.0%

*         The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**  The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

2

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		DEBT OBLIGATIONS — 77.0%

		Argentina — 3.2%

		Foreign Government Obligations
USD	6,931,000	Argentina Government International Bond, 12.00%, due 02/01/20 (a)	2,287,230
USD	31,390,000	Argentina Government International Bond, Reg S, Variable Rate, 3 mo. LIBOR + .58%, 8.32%, due 04/06/49 (a)	8,475,300
ARS	8,048,134	Central Bank Argentina, 2.00%, due 02/04/18 (a) (b)	2,725,992
USD	32,000,000	Republic of Argentina Discount Bond Series L-GL, Variable Rate, 6 mo. LIBOR + .81%, 3.50%, due 03/31/23 (a)	18,560,000
DEM	3,830,000	Republic of Argentina Discount Bond, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.01%, due 03/31/23 (a)	1,377,619
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a)	8,759,850
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27 (a)	2,620,000
USD	3,540,000	Republic of Argentina Global Bond, 8.88%, due 03/01/29 (a)	879,053
USD	198,230	Republic of Argentina Global Bond Series 2008, 15.50%, due 12/19/08 (a)	63,434
USD	3,433,525	Republic of Argentina Global Bond Series 2018, Capitalization Bond, 0.00%, due 06/19/18 (a)	1,115,896
EUR	3,500,000	Republic of Argentina Global Bond Series FEB, Step Down, 8.00%, due 02/26/08 (a)	1,475,018
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08 (a) (b)	950,129
DEM	20,000,000	Republic of Argentina Par Bond Series DM, Variable Rate, Step Up, 2.86%, due 03/31/23 (a)	8,143,959
USD	15,000,000	Republic of Argentina Par Bond Series L-GP, Variable Rate, Step Up, 6.00%, due 03/31/23 (a)	8,700,000
USD	2,000,000	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (a)	391,800
USD	96,602	Republic of Argentina Pro 4 Coupon Certificates, 0.00%, due 12/28/49 (a) (b)	—
JPY	500,000,000	Republic of Argentina Series EMTN, due 04/25/06 (a) (b)	1,414,393
EUR	2,500,000	Republic of Argentina Series EMTN, Variable Rate, 3 mo. EURIBOR +5.10%, 7.28%, due 12/22/49 (a)	895,961
USD	45,720,000	Republic of Argentina, 12.00% Capitalization Bond, PIK, due 06/19/31 (a) (b)	15,087,600
		Total Argentina	83,923,234

		Belize — 0.1%

		Foreign Government Obligations
USD	2,000,000	Belize Government International Bond, 9.50%, due 08/15/12	1,740,000

See accompanying notes to the financial statements.	3

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Bosnia & Herzegovina — 0.5%

		Foreign Government Obligations
DEM	25,244,000	Bosnia & Herzegovina Series A, Step Up, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.50%, due 12/11/17	14,476,689

		Brazil — 20.9%

		Foreign Government Obligations
USD	139,266,471	Brazil Capitalization Bond Series 20 Yr, PIK, 8.00%, due 04/15/14 (c)	141,790,675
USD	22,561,143	Brazil Capitalization Bond Series L, PIK, 8.00%, due 04/15/14	22,970,064
USD	79,412,400	Brazil DCB (Bearer) Series 18 Yr, Variable Rate, 6 mo. LIBOR + .88%, 3.13%, due 04/15/12	76,732,231
USD	43,676,820	Brazil DCB (Registered) Series RG, Variable Rate, 6 mo. LIBOR + .88%, 3.13%, due 04/15/12	42,202,727
USD	49,525,000	Brazil Discount ZL Bond 30 Yr, Variable Rate, 6 mo. LIBOR + .81%, 3.06%, due 04/15/24	46,058,250
USD	18,221,915	Brazil FLIRB (Registered), Variable Rate, Step Up, 6 mo. LIBOR + .81%, 3.06%, due 04/15/09	17,857,476
USD	8,168,108	Brazil MYDFA Trust Certificates, Reg S, Variable Rate, 6 mo. LIBOR + .81%, 1.25%, due 09/15/07	8,127,267
EUR	2,000,000	Brazilian Government International Bond, 11.50%, due 04/02/09	3,218,824
USD	11,850,098	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	11,450,157
USD	593,211	Brazilian Government International Exit Bonds Odd Lot, 6.00%, due 09/15/13	561,326
EUR	20,000,000	Republic of Brazil, 11.00%, due 02/04/10	32,121,870
USD	24,000,000	Republic of Brazil, 8.75%, due 02/04/25	24,180,000
USD	11,000,000	Republic of Brazil, 8.25%, due 01/20/34	10,450,000
USD	98,250,000	Republic of Brazil, 11.00%, due 08/17/40 (c)	113,724,375
		Total Brazil	551,445,242

		Bulgaria — 0.5%

		Foreign Government Obligations
USD	10,822,000	Republic of Bulgaria, Reg S, 8.25%, due 01/15/15	13,608,665

4	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		China — 0.3%

		Foreign Government Obligations
USD	7,500,000	China Government International Bond, 6.80%, due 05/23/11	8,341,897

		Colombia — 0.4%

		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,000,000
USD	2,000,000	Republic of Colombia, 11.85%, due 03/09/28	2,380,000
		Total Colombia	10,380,000

		Costa Rica — 0.3%

		Foreign Government Obligations
USD	3,710,000	Costa Rica Government International Bond, Reg S, 10.00%, due 08/01/20	4,294,325
USD	3,000,000	Republic of Costa Rica, Reg S, 8.05%, due 01/31/13	3,165,000
		Total Costa Rica	7,459,325

		Dominican Republic — 1.7%

		Foreign Government Obligations
USD	42,557,000	Dominican Republic Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.50%, due 08/30/24	35,322,310
USD	2,600,000	Dominican Republic International Bond, Reg S, 9.04%, due 01/23/13	2,366,000
USD	2,650,481	Dominican Republic PDI Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.75%, due 08/30/09	2,411,938
USD	4,000,000	Dominican Republic, Reg S, 9.50%, due 09/27/06	3,810,000
		Total Dominican Republic	43,910,248

		Ecuador — 1.2%

		Foreign Government Obligations
USD	2,900,628	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR + .81%, 3.75%, due 02/27/15 (b)	1,634,020
USD	32,587,000	Republic of Ecuador Reg S, Variable Rate, Step Up, 8.00%, due 08/15/30	30,387,377
		Total Ecuador	32,021,397

See accompanying notes to the financial statements.	5

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		El Salvador — 0.5%

		Foreign Government Obligations
USD	7,000,000	El Salvador Government International Bond Reg S, 8.50%, due 07/25/11	8,015,000
USD	4,000,000	El Salvador Government International Bond Reg S, 8.25%, due 04/10/32	4,180,000
		Total El Salvador	12,195,000

		Ivory Coast — 1.0%

		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FF, Variable Rate, Step Up, 3.00%, due 03/31/28 (a)	2,513,606
USD	69,850,000	Ivory Coast FLIRB Series 20 Yr, Variable Rate, Step Up, 2.00%, due 03/29/18 (a)	12,398,375
FRF	85,905,000	Ivory Coast FLIRB, Variable Rate, Step Up, 2.00%, due 03/29/18 (a)	2,737,846
FRF	256,889,500	Ivory Coast PDI, Series FF, Variable Rate, Step Up, 1.90%, due 03/29/18 (a)	8,447,142
		Total Ivory Coast	26,096,969

		Jordan — 0.0%

		Foreign Government Obligations
USD	710,524	Hashemite Kingdom of Jordan IAB, Variable Rate, 6 mo. LIBOR + .81%, 3.63%, due 12/23/05	708,748

		Kazakhstan — 0.2%

		Foreign Government Obligations
USD	4,000,000	Kaztransoil, Reg S, 8.50%, due 07/06/06	4,210,000

		Macedonia — 0.7%

		Foreign Government Obligations
USD	20,426,347	Macedonia Capitalization Bond, PIK, Variable Rate, 6 mo. LIBOR + .81%, 3.65%, due 07/02/12	18,996,503

6	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Malaysia — 0.3%

		Foreign Government Obligations
USD	8,000,000	Malaysia Global Bond, 7.50%, due 07/15/11	9,152,518

		Mexico — 10.5%

		Corporate Debt — 2.3%
USD	12,000,000	Pemex Project Funding Master Trust, 8.63%, due 02/01/22	14,400,000
GBP	12,689,000	Pemex Project Funding Master Trust Series EMTN, 7.50%, due 12/18/13	26,390,024
USD	16,500,000	Pemex Project Funding Master Trust, 144A, 9.50%, due 09/15/27 (c)	21,450,000
			62,240,024

		Foreign Government Obligations — 8.2%
USD	109,750,000	Mexico Global Bond Series MTN, 8.30%, due 08/15/31	132,303,625
USD	10,000,000	United Mexican States Global Bond, 11.50%, due 05/15/26	15,700,000
DEM	23,000,000	United Mexican States International Bond, 8.25%, due 02/24/09	18,210,106
ITL	36,000,000,000	United Mexican States International Bond Series EMTN, 11.00%, due 05/08/17	38,005,178
GBP	5,774,000	United Mexican States Series GMTN, 6.75%, due 02/06/24	11,508,157
			215,727,066
		Total Mexico	277,967,090

		Nicaragua — 0.3%

		Foreign Government Obligations
USD	10,194,188	Republic of Nicaragua BPI Series E, 5.00%, due 02/01/11	7,723,830

		Nigeria — 1.0%

		Foreign Government Obligations
USD	27,000,000	Central Bank of Nigeria Par Bond Series WW, Step Up, 6.25%, due 11/15/20	25,785,000

See accompanying notes to the financial statements.	7

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Panama — 1.1%

		Foreign Government Obligations
USD	5,000,000	Republic of Panama, 9.63%, due 02/08/11	5,912,500
USD	5,000,000	Republic of Panama, 9.38%, due 07/23/12 (c)	5,887,500
USD	4,000,000	Republic of Panama, 9.38%, due 01/16/23	4,780,000
USD	14,317,875	Republic of Panama PDI Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.75%, due 07/17/16	13,530,392
		Total Panama	30,110,392

		Peru — 3.2%

		Foreign Government Obligations
USD	40,381,000	Peru Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 2.88%, due 03/07/27	36,342,900
USD	12,925,000	Peru FLIRB, Series 20 Yr, Variable Rate, Step Up, 4.50%, due 03/07/17	12,084,875
USD	25,000,000	Peru Par Bond, Series 30 Yr, Variable Rate, Step Up, 3.00%, due 03/07/27	16,812,500
USD	8,437,736	Peru Trust II Series 98-A LB, 0.00%, due 02/28/16	5,909,790
USD	21,699,587	Peru Trust Series 97-I-P Class A3, 8.00%, due 12/31/15	13,984,516
		Total Peru	85,134,581

		Philippines — 4.7%

		Corporate Debt — 0.3%
USD	8,500,000	National Power Corp Global Bond, 8.40%, due 12/15/16	7,055,000

		Foreign Government Obligations — 4.4%
USD	59,501,000	Central Bank of the Philippines Series A, 8.60%, due 06/15/27	51,765,870
USD	4,310,000	Central Bank of the Philippines Series B, Variable Rate, Step Up, 6.50%, due 12/01/17	4,159,150
USD	2,000,000	Philippine Government DCB Bond Series 92-B, Variable Rate, 6 mo. LIBOR + .81%, 3.44%, due 12/01/09	1,900,000
EUR	12,000,000	Philippine Government International Bond, Reg S, 9.13%, due 02/22/10	17,720,122
USD	27,843,000	Republic of Philippines, 8.38%, due 02/15/11	28,782,701

8	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Philippines — continued

		Foreign Government Obligations — continued
USD	6,700,000	Republic of Philippines, 10.63%, due 03/16/25	7,470,500
USD	5,250,000	Republic of Philippines, 9.50%, due 02/02/30	5,276,250
			117,074,593
		Total Philippines	124,129,593

		Poland — 0.7%

		Foreign Government Obligations
USD	10,000,000	Delphes Co No. 2 Ltd Reg S, 7.75%, due 05/05/09	11,229,150
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,547,500
		Total Poland	17,776,650

		Qatar — 0.9%

		Foreign Government Obligations
USD	16,350,000	Qatar Government International Bond, 9.75%, due 06/15/30	24,320,625

		Russia — 7.4%

		Foreign Government Obligations
EUR	45,000,000	Aries Vermogensverwaltung Reg S, 7.75%, due 10/25/09	67,719,738
USD	85,500,000	Aries Vermogensverwaltung Reg S, 9.60%, due 10/25/14	105,806,250
USD	20,459,434	Russian Federation Reg S, Variable Rate, Step Up, 5.00%, due 03/31/30	21,469,619
		Total Russia	194,995,607

		South Africa — 0.0%

		Foreign Government Agency
ZAR	63,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	1,136,056

See accompanying notes to the financial statements.	9

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		South Korea — 0.2%

		Foreign Government Agency
USD	6,000,000	Export Import Bank of Korea, 7.10%, due 03/15/07	6,336,465

		Thailand — 0.2%

		Foreign Government Agency
USD	5,000,000	PTT Public Co Ltd, 144A, 5.75%, due 08/01/14	5,246,200

		Tunisia — 0.2%

		Foreign Government Obligations
JPY	360,000,000	Banque Centrale De Tunisie Series 6RG, 4.35%, due 08/15/17	4,073,453

		Turkey — 0.2%

		Foreign Government Obligations
USD	3,000,000	Republic of Turkey, 11.88%, due 01/15/30 (c)	4,342,500

		Ukraine — 0.4%

		Corporate Debt
USD	9,000,000	Dresdner Bank (Exim Ukraine) Series Jan, 7.75%, due 09/23/09	9,416,700

		Foreign Government Obligations — 0.0%
USD	933,360	Ukraine Government International Bond Series, Reg S, 11.00%, due 03/15/07	996,362
		Total Ukraine	10,413,062

10	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		United Kingdom — 0.6%

		Asset-Backed Securities
GBP	3,325,931	RMAC Series 03-NS1A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.31%, due 06/12/35	6,434,767
GBP	5,000,000	RMAC Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.26%, due 09/12/35	9,667,014
		Total United Kingdom	16,101,781

		United States — 4.0%

		Asset-Backed Securities — 2.5%
USD	4,000,000	Aircraft Finance Trust Series 99-1A Class A1, Variable Rate, 1 mo. LIBOR + .48%, 3.29%, due 05/15/24	2,760,000
USD	2,296,324	California Infrastructure PG&E Series 97-1 Class A7, 6.42%, due 09/25/08	2,343,686
USD	2,610,135	Chevy Chase Mortgage Funding Corp Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 20.00%, due 10/25/34	2,615,029
USD	4,227,848	Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due 01/15/10	3,213,164
USD	4,671,069	CNL Commercial Mortgage Loan Trust Series 03-2A Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 3.09%, due 10/25/30	4,692,462
USD	5,000,000	Golden Securites Corp Series 03-A Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 2.89%, due 12/02/13	5,001,850
USD	15,000,000	Huntsman International Asset-Backed Securities Ltd Series 1 Class A1, Variable Rate, 1 mo. LIBOR + .39%, 2.98%, due 03/15/07	14,940,900
USD	10,000,000	Morgan Stanley Aces SPC Series 04-15 Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.92%, due 12/20/09	9,981,250
USD	4,887,366	Quest Trust Series 03-X4A, 144A, AMBAC, Variable Rate, 1 mo LIBOR + .43%, 3.08%, due 12/25/33	4,896,579
USD	853,905	Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A, Step Up, 6.33%, due 09/15/09	861,308
USD	15,996,175	SHYPPCO Finance Co Series 1I Class A-2B, 144A, 6.64%, due 06/15/10	15,396,319
			66,702,547

		U.S. Government — 1.5%
USD	36,520,480	US Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (d) (e)	39,390,763
		Total United States	106,093,310

See accompanying notes to the financial statements.	11

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Uruguay — 2.0%

		Foreign Government Obligations
USD	5,250,000	Banco Central Del Uruguay Series B, 6.75%, due 03/21/21	4,987,500
USD	3,706,000	Uruguay Government International Bond, 7.00%, due 04/07/08	3,520,700
USD	400,000	Uruguay Government International Bond, 7.88%, due 03/25/09	372,000
USD	4,775,000	Uruguay Government International Bond, 7.25%, due 05/04/09	4,369,125
JPY	298,000,000	Uruguay Government International Bond, 2.50%, due 03/14/11	2,114,590
USD	300,000	Uruguay Government International Bond, 7.63%, due 01/20/12	259,500
USD	1,000,000	Uruguay Government International Bond, 7.50%, due 03/15/15	992,500
USD	27,578,397	Uruguay Government International Bond, 7.88%, due 01/15/33 (c)	25,647,909
USD	99,626	Uruguay Government International Bond PIK, 7.88%, due 01/15/33	92,653
JPY	1,350,000,000	Uruguay Government International Bond Series 3BR, 2.50%, due 03/14/11	9,579,518
		Total Uruguay	51,935,995

		Venezuela — 6.6%

		Foreign Government Obligations
EUR	10,000,000	Republic of Venezuela, 11.00%, due 03/05/08	15,211,431
USD	7,000,000	Republic of Venezuela, 8.50%, due 10/08/14	7,175,000
USD	34,000,000	Republic of Venezuela, 9.38%, due 01/13/34	35,020,000
USD	618,860	Republic of Venezuela DCB DL Odd Lot, Variable Rate, 6 mo. LIBOR + .88%, 3.63%, due 12/18/07 (b)	585,595
USD	5,739,131	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR + .88%, 3.63%, due 12/18/08	5,488,044
DEM	34,500,000	Republic of Venezuela Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.00%, due 03/31/20	21,131,030
CHF	9,523,735	Republic of Venezuela FLIRB Series SFR, Variable Rate, CHF 6 mo. LIBOR + .88%, 1.69%, due 03/31/07 (b)	7,617,754
DEM	23,440,000	Republic of Venezuela Global Bond, Step Down, 7.38%, due 10/29/08	16,544,182
USD	1,461,255	Republic of Venezuela New Money Bond Series A Odd Lot, Variable Rate, 6 mo. LIBOR + 1%, 3.75%, due 12/18/05 (b)	1,411,937
USD	1,023,529	Republic of Venezuela New Money Bond Series A, Variable Rate, 6 mo. LIBOR + 1%, 3.75%, due 12/18/05	1,040,161
USD	306,356	Republic of Venezuela New Money Bond Series B Odd Lot, Variable Rate, 6 mo. LIBOR + .88%, 3.75%, due 12/18/05 (b)	296,017
DEM	175,000	Republic of Venezuela New Money Bond Series B-NP, Variable Rate, 6 mo. DEM LIBOR + .88%, 3.13%, due 12/18/05	102,881

12	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Venezuela — continued

		Foreign Government Obligations — continued
USD	117,647	Republic of Venezuela New Money Bond Series B-NP, Variable Rate, 6 mo. LIBOR + .88%, 3.13%, due 12/18/05	119,559
DEM	24,500,000	Republic of Venezuela Par Bond, 6.66%, due 03/31/20	15,276,286
FRF	54,175,000	Republic of Venezuela Par Bond, 7.71%, due 03/31/20	10,839,157
USD	20,000,000	Republic of Venezuela Par Bond Series B, 6.75%, due 03/31/20	19,775,000
USD	18,000,000	Republic of Venezuela Reg S, Variable Rate, 3 mo. LIBOR + 1.00%, 3.69%, due 04/20/11	16,434,000
		Total Venezuela	174,068,034

		Vietnam — 0.9%

		Foreign Government Obligations
USD	4,000,000	Vietnam Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 2.94%, due 03/13/28	3,360,000
USD	19,750,000	Vietnam Par Bond, Variable Rate, Step Up, 3.75%, due 03/12/28	15,010,000
USD	6,000,000	Vietnam PDI, Variable Rate, Step Up, 4.00%, due 03/12/16	5,640,000
		Total Vietnam	24,010,000

		Yugoslavia — 0.1%

		Foreign Government Obligations
USD	4,000,000	Second Emerging Markets Series EMTN, 0.00%, due 07/15/06	1,870,001

		TOTAL DEBT OBLIGATIONS (COST $1,857,116,169)	2,032,236,660

		LOAN ASSIGNMENTS — 8.0%

		Algeria — 1.4%
JPY	152,440,041	Algeria Tranche 1 Loan Agreement, JPY 6 mo. LIBOR + .8125%, (0.9375%), due 03/04/10	1,417,911
JPY	3,334,482,031	Algeria Tranche 3 Loan Agreement, JPY LIBOR + .8125%, (0.9375%), due 03/04/10	31,535,052
JPY	515,625,000	Algeria Tranche 3 Loan Agreement, JPY Long Term Prime +.8125%, (2.3875%), due 03/04/10	4,876,398
			37,829,361

See accompanying notes to the financial statements.	13

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Argentina — 0.0%
ARS	15,432,863	Argentina INDER Certificates (a)	628,383

		Congo Republic (Brazzaville) — 0.5%
EUR	4,976,732	Republic of Congo Loan Agreement *	1,321,173
FRF	102,097,963	Republic of Congo Loan Agreement *	4,131,970
USD	8,496,466	Republic of Congo Loan Agreement *	1,699,293
EUR	14,565,612	Republic of Congo Loan Agreement *	3,866,733
EUR	6,987,247	Republic of Congo Loan Agreement *	1,854,904
			12,874,073

		Indonesia — 2.0%
EUR	4,434,982	Republic of Indonesia Bilateral Loan Agreement, Variable Rate, Austrian Export Financing + .60%, 4.10%, due 06/01/21	4,768,287
JPY	238,680,000	Republic of Indonesia Loan Agreement, dated January 1, 1994 (0.94625%), due 03/28/13	2,071,299
USD	4,906,000	Republic of Indonesia Loan Agreement, dated January 1, 1994 (3.04375%), due 03/29/13	4,574,845
USD	3,868,800	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), due 12/14/19	3,269,136
USD	5,158,400	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), due 12/14/19	4,358,848
USD	3,868,800	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), due 12/14/19	3,269,136
USD	2,850,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), due 01/25/06	2,814,375
USD	3,800,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), due 01/25/06	3,752,500
USD	2,850,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), due 01/25/06	2,814,375
USD	6,090,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 (3.805%), due 03/21/05	6,029,100
USD	6,090,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 (3.805%), due 03/21/05	6,029,100
USD	8,120,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 (3.805%), due 03/21/05	8,038,800
			51,789,801

14	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Morocco — 0.3%
USD	8,181,818	Morocco Restructuring and Consolidating Agreement Tranche A, 6 mo. LIBOR + .8125% (3.8025%), due 01/01/09	8,059,091

		Russia — 3.7%
USD	12,727,607	Russia Foreign Trade Obligations *(b)	15,464,042
USD	7,489,028	Russia Foreign Trade Obligations *(b)	9,037,010
ATS	1,208,022	Russia Foreign Trade Obligations *(b)	117,915
FRF	3,660,000	Russia Foreign Trade Obligations *(b)	673,958
FRF	3,660,000	Russia Foreign Trade Obligations *(b)	576,197
FRF	3,660,000	Russia Foreign Trade Obligations *(b)	536,796
NLG	495,100	Russia Foreign Trade Obligations *(b)	303,967
ATS	964,717	Russia Foreign Trade Obligations *(b)	90,276
ATS	1,733,698	Russia Foreign Trade Obligations *(b)	156,249
ATS	447,177	Russia Foreign Trade Obligations *(b)	48,640
ATS	631,501	Russia Foreign Trade Obligations *(b)	52,138
FRF	3,660,000	Russia Foreign Trade Obligations *(b)	617,967
FRF	3,660,000	Russia Foreign Trade Obligations *(b)	506,357
USD	33,641,081	Russia Foreign Trade Obligations *(b)	40,281,830
FRF	71,883,000	Russia Foreign Trade Obligations *(b)	15,329,772
DEM	2,503,894	Russia Foreign Trade Obligations *(b)	1,333,951
CHF	231,420	Russia Foreign Trade Obligations *(b)	155,039
USD	10,840,000	Russia Foreign Trade Obligations *(b)	13,495,800
			98,777,904
		Serbia — 0.1%
USD	2,899,940	Serbia New Financing Agreement *	2,290,953

		TOTAL LOAN ASSIGNMENTS (COST $176,725,440)	212,249,566

		LOAN PARTICIPATIONS — 9.0%

		Algeria — 0.4%
JPY	137,500,000	Algeria Tranche 3 Loan Agreement, JPY Long Term Prime +.8125%, (2.3875%), (Participation with Salomon), due 03/04/10	1,300,373
JPY	924,868,422	Algeria Tranche S1, JPY Long Term Prime + .8125%, (2.14889%), (Participation with Merrill Lynch), due 03/04/10	8,746,718
			10,047,091

See accompanying notes to the financial statements.	15

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Egypt — 0.2%
CHF	7,000,000	Paris Club Loan (Participation with Standard Charter Bank) *(b)	3,885,061

		Indonesia — 1.2%
USD	30,477,506	Republic of Indonesia Loan Agreement, 3 mo. LIBOR + 1.25%, (3.54%), (Participation with Deutsche Bank), due 02/12/13	27,277,368
USD	477,106	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.70%, (2.936%), (Participation with Deutsche Bank), due 10/05/05	469,949
USD	476,160	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), (Participation with Salomon), due 12/14/19	402,355
USD	476,160	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), (Participation with Salomon), due 12/14/19	402,355
USD	634,880	Republic of Indonesia Loan Agreement, dated June 14, 1995 LIBOR + .875%, (3.375%), (Participation with Salomon), due 12/14/19	536,474
USD	558,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), (Participation with Salomon), due 01/25/06	551,025
USD	558,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), (Participation with Salomon), due 01/25/06	551,025
USD	744,000	Republic of Indonesia Loan Agreement, dated March 25, 1997 LIBOR + .625%, (3.555%), (Participation with Salomon), due 01/25/06	734,700
USD	570,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 LIBOR + .625%, (3.80%), (Participation with Salomon), due 03/21/05	564,300
USD	570,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 LIBOR + .625%, (3.80%), (Participation with Salomon), due 03/21/05	564,300
USD	760,000	Republic of Indonesia Loan Agreement, dated May 21, 1996 LIBOR + .625%, (3.80%), (Participation with Salomon), due 03/21/05	752,400
			32,806,251

		Poland — 1.0%
JPY	2,600,000,000	Poland Paris Club, (2.2223%), (Participation with Deutsche Bank), due 03/31/09	25,729,491

		Russia — 5.8%
USD	10,000,000	Russia Foreign Trade Obligations, (Participation with Banca Lombardi) *(b)	12,415,000
USD	531,297	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) *(b)	702,534
USD	214,371	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) *(b)	252,894
USD	81,965	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) *(b)	101,686
DEM	2,625,598	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) *(b)	1,809,694
DEM	10,399,680	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) *(b)	6,630,879

16	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		Russia — continued
USD	24,459,700	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/10	20,971,747
EUR	10,216,328	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/10	13,307,059
USD	9,155,799	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/16	7,849,267
EUR	15,137,295	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/16	20,080,433
EUR	42,339,998	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/20	55,975,196
EUR	10,516,819	Russian Paris Club Debt, (Participation with Deutsche Bank), due 08/20/20	13,698,456
			153,794,845
		Serbia — 0.4%
USD	6,952,861	Serbia New Financing Agreement (Participation with JP Morgan Chase) *	5,492,760
USD	6,000,000	Serbia New Financing Agreement (Participation with UBS) *	4,739,999
USD	3,000,000	Serbia Trade & Deposit Facility Agreement (Participation with JP Morgan Chase) *	885,000
			11,117,759
		TOTAL LOAN PARTICIPATIONS (COST $169,773,368)	237,380,498

		PROMISSORY NOTES — 0.3%

		Nigeria — 0.3%
USD	27,000,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 1/5/2010	9,180,000

		TOTAL PROMISSORY NOTES (COST $11,462,672)	9,180,000

See accompanying notes to the financial statements.	17

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Principal Amount		Description	Value ($)

		CALL OPTIONS PURCHASED — 0.3%

		Options on Interest Rate Swaps — 0.2%
USD	61,146,497	KRW Swaption, Expires 02/24/09, Strike 6.05	2,956,674
USD	63,119,137	KRW Swaption, Expires 04/08/09, Strike 6.20	828,786
			3,785,460

		Options on Bonds — 0.1%
USD	45,000,000	Mexico Government International Bond, 8.30%, due 8/15/31, Expires 3/21/05, Strike 121.95	253,471
USD	2,000,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 3/1/05, Strike 146.50	44,762
USD	2,500,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 8/3/05, Strike 155.00	29,221
USD	60,000,000	Republic of Brazil, 11.00%, due 8/17/40, Expires 3/2/05, Strike 117.20	16,722
USD	18,000,000	Republic of Brazil, 11.00%, due 8/17/40, Expires 3/28/05, Strike 116.7	140,717
USD	8,500,000	Republic of Philippines, 10.63%, due 3/16/25, Expires 3/24/05, Strike 113.00	56,407
USD	17,000,000	Republic of Philippines, 10.63%, due 3/16/25, Expires 3/28/05, Strike 113.50	87,026
USD	40,000,000	Republic of Philippines, 10.63%, due 3/16/25, Expires 3/9/05, Strike 114.375	42,636
USD	30,000,000	Republic of Philippines, 9.50%, due 2/2/30, Expires 3/30/05, Strike 101.25	390,000
USD	30,000,000	Republic of Turkey, 11.88%, due 1/15/30, Expires 3/16/05, Strike 146.125	197,391
USD	15,000,000	Republic of Turkey, 11.88%, due 1/15/30, Expires 3/28/05, Strike 144.25	251,694
USD	30,000,000	Republic of Turkey, 11.88%, due 1/15/30, Expires 3/28/05, Strike 144.375	485,730
USD	24,000,000	Republic of Venezuela, 9.25%, due 9/15/27, Expires 3/14/05, Strike 103	198,410
USD	15,000,000	Republic of Venezuela, 9.25%, due 9/15/27, Expires 3/14/05, Strike 103.1	108,169
USD	45,000,000	Republic of Venezuela, 9.25%, due 9/15/27, Expires 3/17/05, Strike 103.00	379,692
USD	10,000,000	Republic of Venezuela, 9.25%, due 9/15/27, Expires 3/28/05, Strike 103.65	69,812
USD	29,000,000	Russia Federation Bond, 5.00%, due 3/31/30, Expires 3/28/05, Strike 105.4375	183,411
USD	30,000,000	Russia Federation Bond, 5.00%, due 3/31/30, Expires 3/28/05, Strike 105.50	192,720
USD	20,000,000	Russia Federation Bond, 5.00%, due 3/31/30, Expires 3/3/05, Strike 105.125	50,640
USD	6,000,000	Republic of Turkey, 11.875%, due 1/15/30, Expires 5/9/05, Strike 146.25	93,742
USD	10,000,000	United Mexican States, 6.75%, due 9/27/34, Expires 3/14/05, Strike 105	6,100
USD	15,000,000	United Mexican States, 6.75%, due 9/27/34, Expires 3/14/05, Strike 105	9,150
USD	25,000,000	United Mexican States, 6.75%, due 9/27/34, Expires 3/7/05, Strike 101.75	157,693
			3,445,316

		TOTAL CALL OPTIONS PURCHASED (COST $9,187,538)	7,230,776

18	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Principal Amount / Shares		Description	Value ($)

		PUT OPTIONS PURCHASED — 0.2%

		Options on Interest Rate Swaps — 0.2%
USD	61,146,497	KRW Swaption, Expires 02/24/09, Strike 6.05	853,758
USD	63,119,137	KRW Swaption, Expires 04/08/09, Strike 6.20	3,346,265
USD	50,000,000	KRW Swaption, Expires 06/01/05, Strike 7.5	—
USD	75,000,000	KRW Swaption, Expires 06/07/05, Strike 7.42	—
			4,200,023

		Options on Bonds — 0.0%
USD	2,000,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 3/1/05, Strike 141.50	—
USD	3,000,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 3/7/05, Strike 149.00	16,393
USD	5,000,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 5/16/05, Strike 148.00	128,895
USD	10,000,000	Qatar Government International Bond, 9.75%, due 6/15/30, Expires 7/12/05, Strike 146.00	294,217
USD	20,000,000	Republic of Brazil, 11.00%, due 8/1740, Expires 3/17/05, Strike 117.3	451,496
USD	17,000,000	Republic of Ecuador, Step Up, 8.00%, due 8/15/30, Expires 3/24/05, Strike 90.85	35,547
USD	8,500,000	Republic of Philippines, 9.50%, due 2/2/30, Expires 7/29/05, Strike 97.60	229,820
			1,156,368

		TOTAL PUT OPTIONS PURCHASED (COST $6,514,038)	5,356,391

		MUTUAL FUNDS — 6.4%

	4,039,012	GMO Short-Duration Collateral Fund (f)	102,308,184
	21,409	GMO Special Purpose Holding Fund (f)	332,058
	647,690	GMO World Opportunity Overlay Fund (f)	16,308,824
	48,647,584	Merrimac Cash Series, Premium Class	48,647,584

		TOTAL MUTUAL FUNDS (COST $167,598,325)	167,596,650

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)		Description	Value ($)

		RIGHTS AND WARRANTS — 0.3%

		Mexico — 0.1%
	33,077,000	United Mexican States Value Recovery Rights Series C, Expires 6/30/05 **	446,540
	33,077,000	United Mexican States Value Recovery Rights Series D, Expires 6/30/06 **	826,925
	2,942,000	United Mexican States Value Recovery Rights Series F, Expires 6/30/08 **	58,840
	27,162,000	United Mexican States Warrants, Expires 12/31/09 **	366,687
			1,698,992

		Nigeria — 0.0%
	25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 **	—

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights Series VRRB, Expires 01/02/21 **	—

		Venezuela — 0.2%
	164,215	Republic of Venezuela Bond Warrants, Expires 4/18/20 **	2,299,010
	262,360	Republic of Venezuela Recovery Warrants, Expires 4/15/20 **	3,673,040
			5,972,050

		TOTAL RIGHTS AND WARRANTS (COST $0)	7,671,042

		SHORT-TERM INVESTMENT — 1.9%

		Commercial Paper — 1.9%
USD	50,000,000	UBS Finance, 2.59%, due 3/1/05	50,000,000

		TOTAL SHORT-TERM INVESTMENT (COST $50,000,000)	50,000,000

		TOTAL INVESTMENTS — 103.4%
		(Cost $2,448,377,550)	2,728,901,583

		Other Assets and Liabilities (net) — (3.4%)	(89,891,138)

		TOTAL NET ASSETS — 100.0%	$2,639,010,445

20	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
BPI - Indemnification payment bonds
DCB - Debt Conversion Bond
EMTN - Euromarket Medium Term Note
FLIRB - Front Loaded Interest Reduction Bond
GMTN - Global Medium Term Note
IAB - Interest Arrears Bond
MTN - Medium Term Note
MYDFA - Multi-Year Deposit Facility Agreement
PDI - Past Due Interest
PIK - Payment In Kind
VRRB - Variable Rate Reduction Bond

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security, including varying reset dates.

* Non-performing. Borrower not currently paying interest.
** Non-income producing security.
(a) Security is in default (Note 2).
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).
(d) All or a portion of this security is held as collateral for open swap contracts (Note 2).
(e) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(f) Affiliated issuer.

Currency Abbreviations:

ARS - Argentine Peso	HKD - Hong Kong Dollar
ATS - Austrian Schilling	ITL - Italian Lira
CHF - Swiss Franc	JPY - Japanese Yen
DEM - German Mark	KRW - South Korean Won
EUR - Euro	NLG - Netherlands Guilder
FRF - French Franc	RUB - Russian Ruble
GBP - British Pound	USD - United States Dollar
ZAR - South African Rand

See accompanying notes to the financial statements.	21

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement		Units of		Appreciation
Date	Deliver/Receive	Currency	Value	(Depreciation)

Buys

5/03/05	EUR	12,000,000	$15,946,150	$230,710

Sales

4/26/05	CHF	3,800,000	$3,291,721	$(138,194)
5/03/05	EUR	274,800,000	365,166,829	(8,341,777)
4/19/05	GBP	28,800,000	55,308,077	(1,388,141)
10/12/05	HKD	422,400,000	54,523,687	476,313
10/25/06	HKD	382,500,000	49,845,108	154,892
11/01/06	HKD	190,000,000	24,763,605	236,395
3/08/05	JPY	8,620,000,000	82,694,952	33,355
				$(8,967,157)

Futures Contracts

Number of			Contract	Net Unrealized
Contracts	Type	Expiration Date	Value	Depreciation

Buys

385	Federal Fund 30 day	March 2005	$156,258,333	$(2,214)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

22	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Reverse repurchase agreements

Face Value		Description	Market Value
USD	5,914,323	JP Morgan Chase & Co., 2.35%, dated 2/2/05, to be repurchased on demand at face value plus accrued interest.	$5,923,975

USD	9,937,292	JP Morgan Chase & Co., 2.30%, dated 2/3/05, to be repurchased on demand at face value plus accrued interest.	9,951,259

USD	30,740,000	Lehman Brothers, Variable Rate, 2.00%, dated 2/4/05, to be repurchased on demand at face value plus accrued interest.	30,772,448

USD	24,687,222	JP Morgan Chase & Co., 2.00%, dated 2/8/05, to be repurchased on demand at face value plus accrued interest.	24,713,281

USD	37,030,833	JP Morgan Chase & Co., 2.00%, dated 2/8/05, to be repurchased on demand at face value plus accrued interest.	37,069,921

USD	60,027,839	JP Morgan Chase & Co., 1.80%, dated 2/10/05, to be repurchased on demand at face value plus accrued interest.	60,072,860

USD	23,540,329	JP Morgan Chase & Co., 1.80%, dated 2/10/05, to be repurchased on demand at face value plus accrued interest.	23,557,984

USD	58,470,161	Lehman Brothers, 2.15%, dated 2/15/05, to be repurchased on demand at face value plus accrued interest.	58,512,064

USD	29,361,111	JP Morgan Chase & Co., 2.10%, dated 2/15/05, to be repurchased on demand at face value plus accrued interest.	29,381,664

USD	17,217,356	JP Morgan Chase & Co., 2.35%, dated 2/25/05, to be repurchased on demand at face value plus accrued interest.	17,217,356
			$297,172,812

Average balance outstanding			$144,080,631
Average interest rate			1.09%
Maximum balance outstanding			$306,142,834
Average shares outstanding			223,455,895
Average balance per share outstanding			$0.64

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

See accompanying notes to the financial statements.	23

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Written options

	Puts		Calls
	Principal		Principal
	Amount		Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	—	$—	61,570,500.00	$307,852.50
Options written	140,000,000.00	1,685,500.00	10,000,000.00	70,000.00
Options exercised	(100,000,000.00)	(1,182,500.00)	(10,000,000.00)	(70,000.00)
Options expired	(40,000,000.00)	(503,000.00)	(61,570,500.00)	(307,852.50)
Options sold	—	—	—	—
Outstanding, end of period	—	$—	—	$—

Swap Agreements

Credit Default Swaps

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
2,000,000	USD	4/23/2005	Deutsche Bank AG	(Pay)	6.25%	Republic of Lebanon	$(56,399)

5,000,000	USD	6/18/2005	Deutsche Bank AG	(Pay)	2.35%	Republic of Philippines	(42,280)

5,000,000	USD	7/15/2005	Banque Paribas	(Pay)	10.00%	Banco Latinoamericano de Exportaciones SA Euro MTN	(235,416)

15,000,000	USD	7/16/2005	UBS AG	(Pay)	2.10%	Gazprom Loan Facility	(130,200)

15,000,000	USD	7/24/2005	Merrill Lynch International	(Pay)	1.12%	Russian Federation	(59,922)

7,000,000	USD	8/5/2005	Deutsche Bank AG	(Pay)	3.35%	Republic of Philippines	(81,764)

10,000,000	USD	10/20/2005	Deutsche Bank AG	(Pay)	0.80%	Bolivarian Republic of Venezuela	(30,266)

10,000,000	USD	11/6/2005	JP Morgan Chase Bank	(Pay)	9.30%	Republic of Colombia	(888,218)

24	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
10,000,000	USD	12/9/2005	Lehman Brothers	(Pay)	1.55%	Gazprom Loan Facility	$(108,839)

10,000,000	USD	12/20/2005	UBS AG	(Pay)	2.03%	Republic of Brazil	(156,891)

15,000,000	USD	1/21/2006	Deutsche Bank AG	Receive	5.40%	Gazprom Loan Facility	720,477

14,000,000	USD	2/20/2006	UBS AG	(Pay)	2.10%	Republic of Ecuador	(74,646)

15,000,000	USD	4/3/2006	Morgan Guaranty Trust Company	(Pay)	0.25%	Banco Santander Senior Bonds or Loans	(34,879)

15,000,000	USD	4/6/2006	Morgan Guaranty Trust Company	(Pay)	0.26%	Banco Santander Senior Bonds or Loans	(36,737)

30,000,000	USD	4/10/2006	Morgan Guaranty Trust Company	(Pay)	0.28%	Banco Santander Senior Bonds or Loans	(78,767)

10,000,000	USD	4/10/2006	Morgan Guaranty Trust Company	(Pay)	0.26%	Banco Santander Senior Bonds or Loans	(24,404)

25,000,000	USD	5/1/2006	Morgan Guaranty Trust Company	(Pay)	0.27%	Banco Bilbao Vizcaya Senior Bonds and Notes	(67,279)

15,000,000	USD	6/8/2006	JP Morgan Chase Bank	Receive	2.95%	United Mexican States	594,759

35,000,000	USD	7/5/2006	Deutsche Bank AG	Receive	5.00%	Gazprom Loan Facility	2,174,402

35,000,000	USD	7/5/2006	UBS AG	(Pay)	3.40%	Gazprom Loan Facility	(1,356,873)

20,000,000	USD	8/9/2006	JP Morgan	(Pay)	0.42%	Banco Bilbao Vizcaya Argentaria SA	(107,878)

15,000,000	USD	8/21/2006	Deutsche Bank AG	Receive	5.45%	Gazprom Loan Facility	995,316

See accompanying notes to the financial statements.	25

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)

5,000,000	USD	9/27/2006	Merrill Lynch	Receive	5.70%	The Dominican Republic	$(235,946)

25,000,000	USD	10/19/2006	Deutsche Bank AG	(Pay)	2.10%	Government of Ukraine	(499,081)

15,000,000	USD	11/20/2006	Deutsche Bank AG	(Pay)	4.55%	Republic of Brazil	(994,112)

10,000,000	USD	11/20/2006	Deutsche Bank AG	(Pay)	4.40%	Republic of Brazil	(633,814)

30,000,000	USD	12/7/2006	Deutsche Bank AG	(Pay)	1.60%	Gazprom Loan Facility	(447,362)

20,000,000	USD	12/20/2006	JP Morgan Chase Bank	(Pay)	4.75%	Republic of Brazil	(1,364,879)

10,000,000	USD	2/18/2007	JP Morgan Chase Bank	(Pay)	4.60%	Russian Federation	(759,993)

10,000,000	USD	2/26/2007	Citigroup	(Pay)	2.15%	Republic of South Africa	(361,109)

10,000,000	USD	6/27/2007	JP Morgan Chase Bank	(Pay)	0.33%	Banco Bilbao Vizcaya Argentaria SA	(67,250)

3,000,000	USD	7/2/2007	Deutsche Bank AG	(Pay)	0.64%	Bank of China Bonds or Loans	(33,291)

10,000,000	USD	7/2/2007	Citibank N.A.	(Pay)	0.64%	Bank of China Bonds or Loans	(110,018)

15,000,000	USD	9/27/2007	JP Morgan Chase Bank	(Pay)	0.33%	HSBC Bank Plc	(112,129)

10,000,000	USD	10/10/2007	JP Morgan Chase Bank	(Pay)	0.70%	Banco Bilbao Vizcaya Argentaria SA	(171,036)

8,000,000	USD	10/19/2007	Deutsche Bank AG	(Pay)	15.00%	Republic of Venezuela	(2,977,612)

5,000,000	USD	10/22/2007	JP Morgan Chase Bank	(Pay)	0.54%	Banco Bilbao Vizcaya Argentaria SA	(64,068)

26	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
5,000,000	USD	10/23/2007	JP Morgan Chase Bank	(Pay)	0.48%	Banco Bilbao Vizcaya Argentaria SA	$(56,227)

5,000,000	USD	10/30/2007	Deutsche Bank AG	(Pay)	0.44%	Banco Bilbao Vizcaya Argentaria SA	(50,866)

10,000,000	USD	11/4/2007	Deutsche Bank AG	Receive	1.68%	Aries Russia Paris Club	105,722

10,000,000	USD	11/4/2007	Deutsche Bank AG	(Pay)	1.21%	Russian Federation	(146,944)

10,000,000	USD	11/23/2007	Deutsche Bank AG	(Pay)	1.15%	Endesa SA of Spain	(346,048)

15,000,000	USD	11/27/2007	JP Morgan Chase Bank	(Pay)	1.10%	Endesa SA of Spain	(490,657)

30,000,000	USD	12/23/2007	Deutsche Bank AG	(Pay)	2.35%	Gazprom Loan Facility	(954,400)

5,000,000	USD	5/7/2008	JP Morgan Chase Bank	Receive	9.65%	Republic of Brazil	1,220,337

5,000,000	USD	5/30/2008	JP Morgan Chase Bank	Receive	8.65%	Republic of Turkey	1,183,528

5,000,000	USD	8/6/2008	Bear Stearns International Limited	Receive	1.10%	Republic of Trinidad and Tobago	57,801

10,000,000	USD	9/20/2008	Morgan Stanley Capital Services, Inc.	Receive	5.15%	Republic of Colombia	1,117,377

2,000,000	USD	9/20/2008	UBS AG	Receive	9.20%	The Dominican Republic	1,237

4,000,000	USD	10/20/2008	Deutsche Bank AG	Receive	8.50%	Republic of Uruguay	702,963

15,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	5.80%	Republic of Brazil	1,835,056

See accompanying notes to the financial statements.	27

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
10,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	5.70%	Republic of Brazil	$1,187,728

9,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	4.77%	Republic of Colombia	807,439

14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	Korea Deposit Insurance Corporation	(278,642)

20,000,000	USD	12/20/2008	JP Morgan Chase Bank	Receive	5.95%	Republic of Brazil	2,474,369

5,000,000	USD	1/20/2009	Lehman Brothers	Receive	5.45%	Republic of Venezuela	492,252

5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	Republic of Peru	289,408

10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	Republic of Philippines	498,804

10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	Gazprom Loan Facility	950,041

5,000,000	USD	5/20/2009	JP Morgan Chase Bank	Receive	4.40%	Gazprom Loan Facility	558,569

25,000,000	USD	5/21/2009	UBS AG	Receive	4.50%	Gazprom Loan Facility	2,893,441

25,000,000	USD	6/20/2009	JP Morgan Chase Bank	Receive	8.01%	Republic of Brazil	5,139,283

7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	810,277

10,000,000	USD	11/20/2009	JP Morgan Chase Bank	Receive	0.90%	United Mexican States	(97,375)

10,000,000	USD	11/20/2009	JP Morgan Chase Bank	Receive	0.88%	United Mexican States	(88,118)

25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	Videocon Loan Facility	54,600

28	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	$829,381

20,000,000	USD	2/20/2010	JP Morgan Chase Bank	Receive	3.70%	Republic of Brazil	505,334

10,000,000	USD	2/20/2010	JP Morgan Chase Bank	Receive	3.57%	Republic of Brazil	192,727

12,000,000	USD	2/20/2010	Morgan Stanley Capital Services, Inc.	Receive	3.63%	Republic of Brazil	259,205

10,000,000	USD	2/20/2010	UBS AG	Receive	3.62%	Republic of Brazil	214,809

12,000,000	USD	3/5/2010	Deutsche Bank AG	Receive	9.10%	Republic of Turkey	4,166,856

18,000,000	USD	3/20/2010	Morgan Stanley Capital Services, Inc.	Receive	0.75%	United Mexican States	(22,990)

3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	Arab Republic of Egypt	521,184

5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	Government of Ukraine	554,043

7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	Government of Ukraine	873,892

5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	Government of Ukraine	633,867

5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	Government of Ukraine	587,017

7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	Government of Ukraine	921,452

5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	Government of Ukraine	666,194

9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	Government of Ukraine	1,289,501

See accompanying notes to the financial statements.	29

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	Government of Ukraine	$616,191

7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	Government of Ukraine	968,361

15,000,000	USD	10/17/2011	Deutsche Bank AG	Receive	3.55%	Gazprom Loan Facility	1,285,392

5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	Government of Ukraine	693,671

5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	Republic of Chile	859,611

10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	Republic of Chile	1,777,013

5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	Republic of Jamaica	217,496

10,000,000	USD	1/8/2013	Deutsche Bank AG	Receive	7.15%	Republic of Colombia	2,096,935

10,000,000	USD	1/9/2013	Deutsche Bank AG	Receive	8.25%	Republic of Turkey	3,490,080

7,000,000	USD	1/10/2013	JP Morgan Chase Bank	Receive	7.50%	Republic of Colombia	1,608,771

10,000,000	USD	2/7/2013	JP Morgan Chase Bank	Receive	8.30%	Republic of Colombia	2,703,351

15,000,000	USD	2/11/2013	JP Morgan Chase Bank	Receive	3.05%	United Mexican States	1,899,075

10,000,000	USD	6/6/2013	Deutsche Bank AG	Receive	9.40%	Republic of Brazil	3,406,198

20,000,000	USD	6/12/2013	Deutsche Bank AG	Receive	9.08%	Republic of Brazil	6,401,175

10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	Republic of Ecuador	2,102,519

10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	Republic of Turkey	819,716

30	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
10,000,000	USD	1/20/2014	Deutsche Bank AG	Receive	4.28%	Republic of Brazil	$281,940

10,000,000	USD	1/20/2014	Citibank N.A.	Receive	4.94%	Republic of Colombia	809,805

10,000,000	USD	1/20/2014	Deutsche Bank AG	Receive	1.77%	United Mexican States	420,537

15,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.30%	Republic of Brazil	650,325

5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.32%	Republic of Brazil	223,215

5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.90%	Republic of Colombia	475,325

20,000,000	USD	4/20/2014	Goldman Sachs	Receive	1.59%	United Mexican States	649,139

20,000,000	USD	4/20/2014	Lehman Brothers	Receive	1.58%	United Mexican States	634,259

10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	Republic of Turkey	2,801,213

5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	Republic of Turkey	1,323,003

7,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	6.25%	Republic of Turkey	1,767,886

5,000,000	USD	5/20/2014	Deutsche Bank AG	Receive	2.03%	United Mexican States	316,033

10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	683,796

10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	683,796

10,000,000	USD	5/20/2014	UBS AG	Receive	2.10%	United Mexican States	683,796

15,000,000	USD	6/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	800,673

See accompanying notes to the financial statements.	31

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Credit Default Swaps — continued

							Net Unrealized
Notional		Expiration			Annual	Deliverable	Appreciation
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	Republic of Turkey	$2,471,609

10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	666,482

10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	666,482

10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.15%	United Mexican States	703,265

10,000,000	USD	7/20/2014	JP Morgan Chase Bank	Receive	2.00%	United Mexican States	574,363

35,000,000	USD	7/20/2014	JP Morgan Chase Bank	Receive	2.01%	United Mexican States	2,035,873

2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	Lebanese Republic	(63,806)

15,000,000	USD	12/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	790,094

50,000,000	USD	12/23/2014	Deutsche Bank AG	Receive	3.35%	Gazprom Loan Facility	3,410,044

10,000,000	USD	10/7/2017	JP Morgan Chase Bank	Receive	4.20%	United Mexican States	2,689,449

20,000,000	USD	3/20/2019	JP Morgan Chase Bank	Receive	1.90%	United Mexican States	1,269,151

30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	United Mexican States	(1,066,733)

20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.89%	United Mexican States	(829,010)
							$81,612,582

32	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Interest Rate Swaps

							Net Unrealized
Notional		Expiration			Fixed		Appreciation
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
6,000,000,000	JPY	3/10/2008	Deutsche Bank AG	(Pay)	0.29%	6 month Japanese LIBOR	$148,630

6,000,000,000	JPY	3/26/2008	JP Morgan Chase Bank	(Pay)	0.27%	6 month Japanese LIBOR	191,809

See accompanying notes to the financial statements.	33

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Interest Rate Swaps — continued
							Net Unrealized
Notional		Expiration			Fixed		Appreciation
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
6,000,000,000	JPY	4/16/2008	Citibank N.A.	(Pay)	0.27%	6 month Japanese LIBOR	$207,726

6,000,000,000	JPY	5/9/2008	Citibank N.A.	(Pay)	0.23%	6 month Japanese LIBOR	272,574

6,000,000,000	JPY	5/29/2008	Deutsche Bank AG	(Pay)	0.22%	6 month Japanese LIBOR	187,683

6,000,000,000	JPY	6/11/2008	JP Morgan Chase Bank	(Pay)	0.19%	6 month Japanese LIBOR	422,704

6,000,000,000	JPY	6/12/2008	Deutsche Bank AG	(Pay)	0.19%	6 month Japanese LIBOR	433,239

6,000,000,000	JPY	12/17/2009	Citibank N.A.	(Pay)	0.55%	6 month Japanese LIBOR	416,890

36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	5.03%	Korean bond rate for 91 day certificates of deposit	113,109

36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	4.80%	Korean bond rate for 91 day certificates of deposit	420,225

150,000,000	USD	5/12/2014	Citibank N.A.	Receive	5.31%	3 month LIBOR	5,930,316

50,000,000	USD	8/4/2018	Deutsche Bank AG	Receive	5.45%	3 month LIBOR	2,419,204

40,000,000	USD	4/29/2019	JP Morgan Chase Bank	Receive	5.29%	3 month LIBOR	1,167,608

25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	700,421
							$13,032,138

34	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Total Return Swaps

						Net Unrealized
Notional		Expiration				Appreciation
Amount		Date	Counterparty	(Pay)	Receive	(Depreciation)
223,800,000	RUB	12/5/2007	JP Morgan Chase Bank	3 month LIBOR + 0.25%	Return on Russia Railways	$109,377

See accompanying notes to the financial statements.	35

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:

Investments in unaffiliated issuers, at value (cost $2,329,427,079) (Note 2)	$2,609,952,517
Investments in affiliated issuers, at value (cost $118,950,471) (Notes 2 and 8)	118,949,066
Cash	23,172,451
Foreign currency, at value (cost $193,912) (Note 2)	205,368
Receivable for investments sold	107,689,153
Receivable for Fund shares sold	190,000
Interest receivable	36,363,774
Receivable for open forward currency contracts (Note 2)	1,131,665
Receivable for open swap contracts (Note 2)	111,649,271
Periodic payments from open swap agreements (Note 2)	3,738,936

Total assets	3,013,042,201

Liabilities:
Payable for investments purchased	48,739,019
Payable for Fund shares repurchased	2,351
Payable to affiliate for (Note 3):
Management fee	706,508
Shareholder service fee	243,347
Trustees and Chief Compliance Officer fees	6,046
Payable for open forward currency contracts (Note 2)	9,868,112
Payable for open swap contracts (Note 2)	16,895,174
Payable for variation margin on open futures contracts (Note 2)	2,214
Payable for reverse repurchase agreements (Note 2)	297,172,812
Accrued expenses	396,173

Total liabilities	374,031,756

Net assets	$2,639,010,445

36	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Net assets consist of:
Paid-in capital	$2,275,903,205
Distributions in excess of net investment income	(43,698,393)
Accumulated net realized gain	43,335,446
Net unrealized appreciation	363,470,187
$2,639,010,445

Net assets attributable to:
Class III shares	$1,088,608,891
Class IV shares	$1,550,401,554

Shares outstanding:
Class III	98,126,419
Class IV	139,739,111

Net asset value per share:
Class III	$11.09
Class IV	$11.09

See accompanying notes to the financial statements.	37

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Interest	$212,693,100
Dividends from affiliated issuers (Note 8)	1,550,922

Total income	214,244,022

Expenses:
Management fee (Note 3)	8,446,623
Shareholder service fee (Note 3) - Class III	1,473,805
Shareholder service fee (Note 3) - Class IV	1,430,784
Custodian and fund accounting agent fees	1,244,578
Audit and tax fees	116,865
Legal fees	89,971
Trustees fees and related expenses (Note 3)	39,021
Registration fees	84,195
Interest expense (Note 2)	2,031,949
Miscellaneous	47,509
Total expenses	15,005,300

Net investment income	199,238,722

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	45,096,068
Realized gain distributions from affiliated issuers (Note 8)	38,596
Closed swap contracts	83,318,938
Written options	810,852
Foreign currency, forward contracts and foreign currency related transactions	(22,888,356)

Net realized gain	106,376,098

Change in net unrealized appreciation (depreciation) on:
Investments	129,318,863
Open futures contracts	(2,214)
Open swap contracts	40,526,149
Written options	(305,726)
Foreign currency, forward contracts and foreign currency related transactions	(10,712,303)

Net unrealized gain	158,824,769

Net realized and unrealized gain	265,200,867

Net increase in net assets resulting from operations	$464,439,589

38	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$199,238,722	$156,780,592
Net realized gain	106,376,098	99,540,914
Change in net unrealized appreciation (depreciation)	158,824,769	151,981,226
Net increase in net assets from operations	464,439,589	408,302,732

Distributions to shareholders from:
Net investment income
Class III	(101,367,334)	(86,269,522)
Class IV	(152,736,370)	(63,685,202)
Total distributions from net investment income	(254,103,704)	(149,954,724)
Net realized gains
Class III	(25,122,881)	(61,434,321)
Class IV	(37,649,329)	(43,781,757)
Total distributions from net realized gains	(62,772,210)	(105,216,078)

	(316,875,914)	(255,170,802)
Net share transactions (Note 7):
Class III	104,134,829	14,504,507
Class IV	220,470,474	553,244,628

Increase in net assets resulting from net share transactions	324,605,303	567,749,135
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,308,564	2,690,168
Class IV	1,294,427	2,413,222
Increase in net assets resulting from net purchase premiums and redemption fees	2,602,991	5,103,390

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	327,208,294	572,852,525
Total increase in net assets	474,771,969	725,984,455

Net assets:
Beginning of period	2,164,238,476	1,438,254,021
End of period (including distributions in excess of net investment income of $43,698,393 and accumulated undistributed net investment income of $5,750,140, respectively)	$2,639,010,445	$2,164,238,476

See accompanying notes to the financial statements.	39

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004(a)		2003(a)		2002(a)		2001(a)(b)
Net asset value, beginning of period	$ 10.51		$ 9.51		$ 9.30		$ 8.96		$ 8.74

Income from investment operations:
Net investment income †	0.89		1.01		0.90		0.97		1.14
Net realized and unrealized gain	1.16		1.81		0.49		0.56		0.40

Total from investment operations	2.05		2.82		1.39		1.53		1.54

Less distributions to shareholders:
From net investment income	(1.18)		(1.06)		(0.99)		(1.19)		(1.32)
From net realized gains	(0.29)		(0.76)		(0.19)		—		—

Total distributions	(1.47)		(1.82)		(1.18)		(1.19)		(1.32)
Net asset value, end of period	$ 11.09		$ 10.51		$ 9.51		$ 9.30		$ 8.96
Total Return (c)	20.58%		30.46%		15.94	%(d)	18.53	%(d)	18.78	%(d)

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,088,609		$925,517		$822,080		$570,459		$430,003
Net operating expenses to average daily net assets	0.57	%(e)	0.57	%(e)	0.57	%(e)	0.57	%(e)	0.56%
Interest expense to average daily net assets	0.08	%(f)	0.08	%(f)	0.08	%(f)	0.14	%(f)	—
Total net expenses to average daily net assets	0.65%		0.65%		0.65%		0.71%		0.56%
Net investment income to average daily net assets	8.22%		9.44%		9.78%		10.78%		12.64%
Portfolio turnover rate	121%		119%		121%		130%		139%
Fees and expenses reimbursed by the Manager to average daily net assets:	—	(g)	—	(g)	0.01	%(g)	0.02%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$ 0.01		$ 0.03		$ 0.01		—	(h)	$ 0.01

40	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

(a)

As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.46% and net investment income per share by $0.05.  For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.04), $0.01 and less than $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002 and 2001, respectively.  This reclassification had no effect on total return.

(b)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium and discount on debt securities.  The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(f)

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses.  Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(g)	Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses. (See Note 3.)
(h)	Purchase and redemption fees were less than $0.01 per share.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	41

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005		2004(a)		2003(a)		2002(a)		2001(a)(b)
Net asset value, beginning of period	$ 10.51		$ 9.52		$ 9.29		$ 8.95		$ 8.74

Income from investment operations:
Net investment income †	0.90		1.06		0.91		0.98		1.15
Net realized and unrealized gain	1.16		1.75		0.50		0.55		0.39

Total from investment operations	2.06		2.81		1.41		1.53		1.54

Less distributions to shareholders:
From net investment income	(1.19)		(1.06)		(0.99)		(1.19)		(1.33)
From net realized gains	(0.29)		(0.76)		(0.19)		—		—

Total distributions	(1.48)		(1.82)		(1.18)		(1.19)		(1.33)
Net asset value, end of period	$ 11.09		$ 10.51		$ 9.52		$ 9.29		$ 8.95
Total Return (c)	20.64%		30.38%		16.25	%(d)	18.60	%(d)	18.71	%(d)

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,550,402		$1,238,209		$616,174		$489,615		$579,912
Net operating expenses to average daily net assets	0.52	%(e)	0.52	%(e)	0.52	%(e)	0.52	%(e)	0.51%
Interest expense to average daily net assets	0.08	%(f)	0.08	%(f)	0.08	%(f)	0.14	%(f)	—
Total net expenses to average daily net assets	0.60%		0.60%		0.60%		0.66%		0.51%
Net investment income to average daily net assets	8.29%		9.95%		9.89%		10.83%		12.69%
Portfolio turnover rate	121%		119%		121%		130%		139%
Fees and expenses reimbursed by the Manager to average daily net assets:	—	(g)	—	(g)	0.01	%(g)	0.02%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$ 0.01		$ 0.04		$ 0.01		—	(h)	$ 0.01

42	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class IV share outstanding throughout each period)

(a)

As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.47% and net investment income per share by $0.05.  For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.03), $0.01 and less than $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002 and 2001, respectively.  This reclassification has no effect on total return.

(b)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities.  The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3).
(f)

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(g)	Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses. (See Note 3).
(h)	Purchase and redemption fees were less than $0.01 per share.
†	Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	43

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO Emerging Country Debt Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Eastern Europe.  The Fund’s benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding:  Class III and Class IV.  The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.  Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

At February 28, 2005, 3.9% of the Fund was invested in GMO Short-Duration Collateral Fund, less than 0.01% of the Fund was invested in GMO Special Purpose Holding Fund and 0.6% of the Fund was invested in the GMO World Opportunity Overlay Fund, each a separate fund of GMO Trust managed by GMO.  Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect).

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share

44

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification decreased net investment income and increased net realized gains by $7,512,545 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.  As of February 28, 2005, the total value of these securities represented 5.9% of net assets.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or underlying funds in which it invests, were valued on the basis of a price provided by a principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds. At February 28, 2005, the total value of the securities represented 22.7% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are

45

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing

46

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

47

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.  See the Schedule of Investments for loan agreements held by the Fund as of February 28, 2005.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set

48

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses.  At February 28, 2005, the Fund had entered into reverse repurchase agreements having a market value of $297,172,812, collateralized by securities with a market value of $278,078,378.  See the Schedule of Investments for a summary of the open reverse repurchase agreements held by the Fund as of February 28, 2005.

49

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. As of February 28, 2005, the Fund held no delayed delivery commitments.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $254,103,704 and $254,371,337, respectively and long-term capital gains - $62,772,210 and $799,465, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $22,127,440 and $30,723,052 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to differing treatments for defaulted bonds.

50

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,464,671,374	$407,152,190	$(142,921,981)	$264,230,209

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and swap transactions.  The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$5,416,449	$(9,541,373)	$4,124,924

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts.  Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in the principal or face amount of these securities is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

51

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Purchases and redemptions of Fund shares

The premium on cash purchases of Fund shares is 0.50% of the amount invested.  In the case of cash redemptions, the fee is 0.25% of the amount redeemed.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital.  For the year ended February 28, 2005 and the year ended February 29, 2004, the Fund received $1,785,929 and $3,970,806 in purchase premiums and $817,062 and $1,132,584 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

Investments in emerging country debt present certain risks that are not inherent in many other securities.  Many emerging countries present elements of political and/or economic instability, which may result in the Fund’s inability to collect on a timely basis, or in full, principal and interest payments.  Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund’s ability to repatriate amounts it receives.  The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries.  These factors may result in significant volatility in the values of its holdings.  The markets for emerging country debt are typically less liquid than those of developed markets.

The Fund owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil.  The Fund’s financial position would be substantially adversely affected in the case of a default by these countries on obligations held by the Fund, or on obligations issued by those countries generally.  The Fund has purchased default protection in the form of credit default swap agreements with respect to the countries, which may offset some of the losses that the Fund might experience in the case of a default on bonds issued by such countries; however the Fund as of February 28, 2005, has sold more of such default protection than it has purchased. In addition, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of the Fund’s losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if the Fund incurs substantial losses due to weakening of the credit or virtual default by the countries.

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.35% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

52

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund incurs fees and expenses indirectly as a shareholder in GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment- Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment- related legal expense)	Total Indirect Expenses
(0.001)%	0.001%	0.000%	<0.001%	<0.001%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and Chief Compliance Officer (“CCO”) during the year ended February 28, 2005, was $24,758 and $1,056, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $3,158,121,871 and $2,856,936,979, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Principal shareholders and related parties

At February 28, 2005, 36.3% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s shares outstanding.  Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.4% of the Fund was held by forty-four related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

53

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	18,447,846	$ 196,778,449	27,702,974	$ 297,509,031
Shares issued to shareholders in reinvestment of distributions	10,496,759	111,419,528	12,149,941	126,408,551
Shares repurchased	(18,872,655)	(204,063,148)	(38,201,416)	(409,413,075)
Purchase premiums and redemption fees	—	1,308,564	—	2,690,168
Net increase	10,071,950	$ 105,443,393	1,651,499	$ 17,194,675

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	20,627,830	$ 217,128,999	63,468,362	$ 668,495,060
Shares issued to shareholders in reinvestment of distributions	17,398,521	184,619,120	10,137,250	105,372,058
Shares repurchased	(16,105,655)	(181,277,645)	(20,533,687)	(220,622,490)
Purchase premiums and redemption fees	—	1,294,427	—	2,413,222
Net increase	21,920,696	$ 221,764,901	53,071,925	$ 555,657,850

54

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

8.     Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$38,729,606	$169,402,351	$106,000,000	$1,267,771	$38,596	$102,308,184

GMO Special Purpose Holding Fund	8,533,467	283,151	8,095,984	283,151	—	332,058	*

GMO World Opportunity Overlay Fund	—	16,200,000	—	—	—	16,308,824

Totals	$47,263,073	$185,885,502	$114,095,984	$1,550,922	$38,596	$118,949,066

*  After effect of return of capital distribution of $330,003 and $40,172 on June 10, 2004 and December 16, 2004, respectively.

55

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

56

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

57

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	0.71%	$1,000.00	$1,128.80	$3.75
2) Hypothetical	0.71%	$1,000.00	$1,021.27	$3.56

Class IV
1) Actual	0.66%	$1,000.00	$1,129.30	$3.48
2) Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31

*       Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

58

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year ended February 28, 2005

The Fund’s distributions to shareholders include $62,772,210 from long-term capital gains.

59

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

60

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

61

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

62

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

63

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Global Bond Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Bond Fund returned +9.5% for the fiscal year ended February 28, 2005 compared with the +8.2% return for the J.P. Morgan Global Government Bond Index.  The Fund’s exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 1.3%.  Bond market strategies, currency selection, emerging debt exposure, and issue selection each added value during the period.

Overweight positions in Canadian and Swedish bond markets, as well as underweight positions in the Japanese bond market, added value to the Fund during the fiscal year.  These gains more than offset losses on an overweight Australian bond market position and underweight Swiss and U.K. positions.  In addition, overweight positions in British pounds, Australian dollars, New Zealand dollars, and Swedish krona generated gains, offsetting losses from underweight positions in Swiss francs, Japanese yen, and the euro.  Issue selection added value, as did the exposure to emerging country debt.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Global Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary *	% of Total Net Assets
Debt Obligations	79.8%
Short-Term Investments	13.7
Mutual Funds	2.6
Call Options Purchased	1.9
Forward Currency Contracts	0.6
Swaps	0.6
Loan Participations	0.3
Futures	0.2
Loan Assignments	0.2
Options	0.0
Promissory Notes	0.0
Put Options Purchased	0.0
Rights And Warrants	0.0
Reverse Repurchase Agreements	(0.3)
Other Assets and Liabilities (net)	0.4
100.0%

Country Summary *	% of Investments **
Euro Region***	40.0%
United States	32.2
Japan	20.0
Australia	13.1
Canada	11.6
Denmark	0.8
Sweden	0.8
United Kingdom	(1.2)
Switzerland	(20.1)
Other	2.8
100.0%

*                           The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**                    The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.  The table includes values of derivative contracts.

***             The “Euro Region” is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

1

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

	Par Value	Description	Value ($)

		DEBT OBLIGATIONS — 15.6%

		Australia — 1.2%

		Asset-Backed Securities
USD	2,116,325	Medallion Trust Series 03-1G Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.71%, due 12/21/33	2,119,288

		Austria — 1.8%

		Corporate Debt
USD	2,500,000	Bank Austria Creditanstalt, AG, 144A, 7.25%, due 02/15/17	2,984,175

		Canada — 1.3%

		Foreign Government Obligations
GBP	1,000,000	Province of Quebec, 8.63%, due 11/04/11	2,274,136

		United Kingdom — 8.3%

		Asset-Backed Securities
GBP	3,325,931	RMAC Series 03-NS1A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.31%, due 06/12/35	6,434,767
GBP	4,000,000	RMAC Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.26%, due 09/12/35	7,733,611

		Total United Kingdom	14,168,378

		United States — 3.0%

		U.S. Government
USD	3,481,560	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	3,859,092
USD	1,131,240	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (b)	1,295,977

		Total United States	5,155,069

		TOTAL DEBT OBLIGATIONS (COST $23,400,527)	26,701,046

2	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

	Principal Amount/ Shares	Description	Value ($)

		CALL OPTIONS PURCHASED — 1.9%

		Cross Currency Options — 1.9%
AUD	26,400,000	AUD Call/JPY Put, Expires 3/29/2005, Strike 80.00	636,122
EUR	16,200,000	EUR Call/USD Put, Expires 7/15/2005, Strike 1.246	1,391,770
GBP	11,300,000	GBP Call/JPY Put, Expires 10/28/2005, Strike 185.00	1,263,100
			3,290,992

		TOTAL CALL OPTIONS PURCHASED (COST $1,726,197)	3,290,992

		MUTUAL FUNDS — 81.0%

	450,318	GMO Emerging Country Debt Fund, Class III (c)	4,994,024
	3,840,634	GMO Short-Duration Collateral Fund (c)	97,283,265
	45,838	GMO Special Purpose Holding Fund (c)	710,951
	1,358,020	GMO World Opportunity Overlay Fund (c)	34,194,946
	1,054,140	Merrimac Cash Series, Premium Class	1,054,140

		TOTAL MUTUAL FUNDS (COST $137,873,496)	138,237,326

		TOTAL INVESTMENTS — 98.5%
		(Cost $163,000,220)	168,229,364

		Other Assets and Liabilities (net) — 1.5%	2,521,064

		TOTAL NET ASSETS — 100.0%	$170,750,428

See accompanying notes to the financial statements.	3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.
(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(c) Affiliated issuer.

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	NOK - Norwegian Krone
CHF - Swiss Franc	NZD - New Zealand Dollar
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	USD - United States Dollar

4	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys

3/29/05	AUD	13,000,000	$10,298,351	$380,415
4/05/05	CAD	6,100,000	4,963,051	32,524
4/26/05	CHF	8,900,000	7,709,556	323,664
5/03/05	EUR	8,400,000	11,162,305	146,925
4/19/05	GBP	3,800,000	7,297,594	200,192
3/08/05	JPY	7,500,000,000	71,950,364	5,317
3/01/05	NZD	11,100,000	8,094,120	160,228
5/10/05	NZD	11,300,000	8,178,878	119,605
				$1,368,870

Sales

3/29/05	AUD	8,700,000	$6,891,974	$(77,438)
4/05/05	CAD	4,500,000	3,661,267	(46,112)
4/26/05	CHF	3,600,000	3,118,472	(93,770)
3/08/05	JPY	560,000,000	5,372,294	94,130
3/01/05	NZD	11,100,000	8,094,120	(117,105)
				$(240,295)

Forward cross currency contracts

					Net Unrealized
Settlement					Appreciation
Date	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)

3/15/05	CHF	33,515,760	EUR	21,900,000	$111,800
3/22/05	EUR	6,100,000	NOK	50,375,935	40,172
4/12/05	EUR	13,300,000	SEK	120,800,575	51,637
4/12/05	SEK	79,918,970	EUR	8,800,000	(32,813)
3/22/05	NOK	26,000,940	EUR	3,100,000	(85,055)
					$85,741

See accompanying notes to the financial statements.	5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)

Buys

86	Australian Government Bond 10 Yr.	March 2005	$7,047,249	$(96,537)
153	Australian Government Bond 3 Yr.	March 2005	12,288,382	(103,483)
162	Canadian Government Bond 10 Yr.	June 2005	14,735,779	(16,868)
31	Euro BOBL	March 2005	4,641,477	(16,821)
40	Federal Fund 30 day	March 2005	16,234,632	(230)
1	Swiss Federal Bond	March 2005	113,385	555
72	U.S. Long Bond	June 2005	8,088,750	(65,434)
16	U.S. Treasury Note 10 Yr.	June 2005	1,758,000	(15,157)
				$(313,975)

Sales

2	Euro Bund	March 2005	$314,396	$5,270
1	Japanese Government Bond 10 Yr. (LIF)	March 2005	1,324,256	(99)
2	Japanese Government Bond 10 Yr. (TSE)	March 2005	2,650,237	10,514
4	U.S. Treasury Note 5 Yr.	June 2005	430,313	3,289
46	UK Gilt Long Bond	June 2005	9,718,353	5,016
				$23,990

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

6	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Swap Agreements

Interest Rate Swaps

							Net Unrealized
Notional		Expiration			Fixed		Appreciation
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
4,000,000	CHF	12/9/2011	Deutsche Bank AG	(Pay)	2.13%	6 month CHF LIBOR	$33,549
13,200,000	CHF	1/10/2012	Deutsche Bank AG	(Pay)	2.24%	6 month CHF LIBOR	42,748
1,100,000	CHF	2/26/2014	Deutsche Bank AG	(Pay)	2.77%	6 month CHF LIBOR	(19,555)
3,200,000	CHF	11/11/2014	Deutsche Bank AG	(Pay)	2.68%	6 month CHF LIBOR	(18,272)
4,300,000	CHF	12/2/2014	JP Morgan	(Pay)	2.54%	6 month CHF LIBOR	21,907
4,200,000	CHF	12/16/2014	Citibank N.A.	(Pay)	2.48%	6 month CHF LIBOR	41,346
3,600,000	CHF	2/16/2015	Deutsche Bank AG	(Pay)	2.31%	6 month CHF LIBOR	85,761
3,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	1,020,447
							$1,207,931

Total Return Swaps

						Net Unrealized
Notional		Expiration				Appreciation
Amount		Date	Counterparty	(Pay)	Receive	(Depreciation)
31,000,000	USD	7/21/2005	JP Morgan	1 month LIBOR - 0.01%	Return on JP Morgan Non-U.S. Hedged Traded Total Return Government Bond Index	$(15,036)
75,000,000	USD	9/24/2005	JP Morgan	1 month LIBOR - 0.01%	Return on JP Morgan Non-U.S. Hedged Traded Total Return Government Bond Index	(356,488)
						$(371,524)

See accompanying notes to the financial statements.	7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $26,180,864) (Note 2)	$31,046,178
Investments in affiliated issuers, at value (cost $136,819,356) (Notes 2 and 8)	137,183,186
Foreign currency, at value (cost $144,054) (Note 2)	147,772
Receivable for investments sold	800,000
Dividends and interest receivable	256,057
Receivable for open forward currency contracts (Note 2)	1,666,609
Receivable for open swap contracts (Note 2)	1,245,758
Periodic payment from open swap agreements (Note 2)	117,203
Receivable for expenses reimbursed by Manager (Note 3)	21,676

Total assets	172,484,439

Liabilities:
Payable to affiliate for (Note 3):
Management fee	24,716
Shareholder service fee	19,513
Trustees and Chief Compliance Officer fees	287
Payable for open forward currency contracts (Note 2)	452,293
Payable for open swap contracts (Note 2)	409,351
Payable for closed swap contracts (Note 2)	477,690
Payable for variation margin on open futures contracts (Note 2)	287,149
Accrued expenses	63,012

Total liabilities	1,734,011
Net assets	$170,750,428

Net assets consist of:
Paid-in capital	$170,644,516
Accumulated undistributed of net investment income	1,906,362
Accumulated net realized loss	(8,692,101)
Net unrealized appreciation	6,891,651
$170,750,428

Net assets attributable to:
Class III shares	$170,750,428

Shares outstanding:
Class III	18,734,810

Net asset value per share:
Class III	$9.11

8	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affiliated issuers (Note 8)	$2,321,602
Interest	1,693,530

Total income	4,015,132

Expenses:
Management fee (Note 3)	279,766
Shareholder service fee (Note 3) - Class III	220,868
Custodian, fund accounting agent and transfer agent fees	89,615
Audit and tax fees	48,660
Legal fees	5,440
Trustees fees and related expenses (Note 3)	2,254
Registration fees	7,650
Miscellaneous	3,898
Total expenses	658,151
Fees and expenses reimbursed by Manager (Note 3)	(153,621)
Indirectly incurred fees waived or borne by Manager (Note 3)	(18,406)
Shareholder service fee waived (Note 3) - Class III	(6,647)
Net expenses	479,477

Net investment income	3,535,655

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(744,184)
Investments in affiliated issuers	506,793
Realized gain distributions from affiliated issuers (Note 8)	170,949
Closed futures contracts	(4,312)
Closed swap contracts	3,458,080
Foreign currency, forward contracts and foreign currency related transactions	5,340,821

Net realized gain	8,728,147

Change in net unrealized appreciation (depreciation) on:
Investments	(1,034,328)
Open futures contracts	497,952
Open swap contracts	(118,405)
Foreign currency, forward contracts and foreign currency related transactions	2,339,726

Net unrealized gain	1,684,945

Net realized and unrealized gain	10,413,092

Net increase in net assets resulting from operations	$13,948,747

See accompanying notes to the financial statements.	9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$3,535,655	$2,150,798
Net realized gain	8,728,147	18,177,765
Change in net unrealized appreciation (depreciation)	1,684,945	5,658,991

Net increase in net assets from operations	13,948,747	25,987,554

Distributions to shareholders from:
Net investment income
Class III	(8,082,420)	—
Net realized gains
Class III	—	(35,881,030)
Return of capital
Class III	—	(2,133,668)

	(8,082,420)	(38,014,698)
Net share transactions (Note 7):
Class III	26,199,761	(85,130,892)

Total increase (decrease) in net assets	32,066,088	(97,158,036)

Net assets:
Beginning of period	138,684,340	235,842,376
End of period (accumulated undistributed net investment income of $1,906,362 and $1,216,167, respectively)	$170,750,428	$138,684,340

10	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)	2003(a)	2002(a)	2001(a)(b)
Net asset value, beginning of period	$8.73	$9.20	$9.33	$10.04	$9.41

Income from investment operations:
Net investment income (c)†	0.21	0.12	0.09	0.52	0.50
Net realized and unrealized gain (loss)	0.63	1.42	1.49	(0.65)	0.13

Total from investment operations	0.84	1.54	1.58	(0.13)	0.63

Less distributions to shareholders:
From net investment income	(0.46)	—	(1.51)	(0.39)	—
From net realized gains	—	(1.90)	(0.20)	(0.19)	—
Return of capital	—	(0.11)	—	—	—

Total distributions	(0.46)	(2.01)	(1.71)	(0.58)	—
Net asset value, end of period	$9.11	$8.73	$9.20	$9.33	$10.04
Total Return (d)	9.52%	20.21%	17.76%	(1.34)%	6.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$170,750	$138,684	$235,842	$273,074	$291,112
Net expenses to average daily net assets (e)	0.33%	0.32%	0.33%	0.32%	0.33%
Net investment income to average daily net assets (c)	2.40%	1.44%	1.10%	5.36%	5.34%
Portfolio turnover rate	38%	45%	50%	28%	35%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.12%	0.12%	0.08%	0.08%	0.08%

See accompanying notes to the financial statements.	11

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)

(For a Class III share outstanding throughout each period)

(a)

As a result of changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.17% and net investment income per share by $0.02.  For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.16%), (0.05%) and (0.11%) and to net investment income per share of $(0.02), $(0.01) and $(0.01) in the fiscal years ending February 28/29, 2003, 2002 and 2001 respectively.

(b)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.

(c)	Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).
†	Computed using average shares outstanding throughout the period.

12	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Global Bond Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in global bond and currency markets, primarily by investing in other GMO Funds (“underlying funds”), including GMO Short-Duration Collateral Fund, GMO World Opportunity Overly Fund and “synthetic” bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security).  The Fund’s benchmark is the J.P. Morgan Global Government Bond Index.

At February 28, 2005, 57.0% of the Fund was invested in the GMO Short-Duration Collateral Fund, 0.4% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) and 20.0% of the Fund was invested in the GMO World Opportunity Overlay Fund, separate funds of GMO Trust managed by GMO.  Shares of the GMO Special Purpose Holding Fund, the GMO Short-Duration Collateral Fund and the GMO World Opportunity Overlay Fund are not publicly available for direct purchase.  At February 28, 2005, 2.9% of the net assets of the Fund was invested in the GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO.  The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements. These financial statements are available without charge, upon request by calling (617) 346-7646 (collect).

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification decreased net investment

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

income and increased net realized gains by $259,581 for the year ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities held by the Fund, or underlying funds in which the Fund invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying funds.  As of February 28, 2005, the total value of these securities represented 10.0% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  See the Schedule of Investments for open purchased option contracts held by the Fund as of February 28, 2005.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securites held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  At February 28, 2005, the Fund held no repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement.  The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $8,082,420 and $35,881,030, respectively and return of capital - $0 and $2,133,668, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consists of $3,494,339 undistributed ordinary income.  The temporary differences between book and tax basis distributable earnings are primarily attributable to foreign currency transactions.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $10,615,925 expiring in 2012.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund elected to defer to March 1, 2005 post-October capital losses of $7,406,255.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$154,117,615	$15,289,366	$(1,177,617)	$14,111,749

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the treatment of gains on foreign currency transactions and forward contracts under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Accumulated	Accumulated
Undistributed Net	Net
Investment Income	Realized Loss	Paid-in Capital
$5,236,960	$(5,236,960)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.  The risks described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.19% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.  The Fund may invest in Class III shares of GMO Emerging Country Debt Fund (“ECDF”).  Like the management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in ECDF.  The Fund does not incur any indirect shareholder service fees as a result of the Fund’s investment in GMO Short-Duration Collateral Fund (“SDCF”), GMO Special Purpose Holding Fund (“SPHF”) and GMO World Opportunity Overlay Fund (“WOOF”).

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying funds exceed 0.19% of the average daily net assets.  For purposes of this calculation, the Fund’s total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees) (“Trustees fees”), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes.  Additionally, the indirect fees and operating expenses incurred through investment in underlying funds

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

excludes investment-related expenses and Trustees fees.  Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in ECDF, SDCF, SPHF and WOOF. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment- related legal expense)	Total Indirect Expenses
(0.017%)	0.032%	0.005%	0.003%	0.023%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $1,316 and $68, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $85,024,662 and $54,029,492, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related party

At February 28, 2005, 75.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, less than 0.1% of the Fund was held by one related party comprised of certain GMO employee accounts.

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	2,193,277	$20,132,327	1,369,413	$12,108,168
Shares issued to shareholders in reinvestment of distributions	864,819	7,947,689	4,723,894	38,014,698
Shares repurchased	(217,972)	(1,880,255)	(15,828,993)	(135,253,758)
Net increase (decrease)	2,840,124	$26,199,761	(9,735,686)	$(85,130,892)

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period

GMO Emerging Country Debt Fund, Class III	$4,141,507	$597,133	$—	$478,784	$118,351	$4,994,024
GMO Short-Duration Collateral Fund	81,381,945	49,871,290	34,600,000	1,284,831	52,598	97,283,265
GMO Special Purpose Holding Fund	18,270,533	606,239	17,333,861	557,987	—	710,951	*
GMO World Opportunity Overlay Fund	—	33,950,000	—	—	—	34,194,946

Totals	$103,793,985	$85,024,662	$51,933,861	$2,321,602	$170,949	$137,183,186

*                 After effect of return of capital distribution of $48,252, $706,551 and $86,011 on March 29, 2004, June 10, 2004 and December 16, 2004, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005  and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.35%	$1,000.00	$1,099.00	$1.82
2) Hypothetical	0.35%	$1,000.00	$1,023.06	$1.76

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred as disclosed in the table) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 - present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 - present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Fund returned +19.4% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in international equity securities throughout the fiscal year.

Fair value pricing of the Fund subtracted 0.3% from returns versus the benchmark, which utilizes local close prices.  Using the local close, which we do for attribution, the Fund returned +19.7% for the fiscal year.

Stock selection added 1.0% to returns for the fiscal year.  Stock selection was positive in the United Kingdom, Finland, France, and Germany.

Country selection was even with the MSCI EAFE Index.  The largest positive contribution to country selection came from an overweight position in Norway, which added 0.4%, while an underweight position in Australia subtracted 0.4%.

The GMO Foreign Fund is currently capacity constrained.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Foreign Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	94.8%
Short-Term Investments	4.4
Preferred Stocks	0.9
Convertible Securities	0.7
Real Estate Investment Trust	0.0
Debt Obligations	0.0
Other Assets and Liabilities (net)	(0.8)
100.0%

Country Summary	% of Investments*
United Kingdom	25.0%
Japan	21.6
Germany	10.0
France	5.5
Spain	4.5
Italy	4.3
Netherlands	3.8
Switzerland	3.5
Norway	2.5
Hong Kong	2.3
Finland	2.2
Australia	2.1
Ireland	1.6
Belgium	1.5
Sweden	1.2
Singapore	1.2
Denmark	1.0
India	1.0
South Korea	0.9
Austria	0.8
New Zealand	0.8
Brazil	0.6
Canada	0.6
Taiwan	0.6
Thailand	0.4
Malaysia	0.3
China	0.1
Mexico	0.1
100.0%

*      The table excludes short-term investments.

1

GMO Foreign Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments*
Financials	25.1%
Consumer Discretionary	15.9
Industrials	13.3
Telecommunication Services	9.2
Energy	7.7
Consumer Staples	7.6
Utilities	6.3
Materials	6.2
Health Care	4.4
Information Technology	4.3
100.0%

*      The table excludes short-term investments.

2

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 94.8%

	Australia — 2.1%
1,046,330	Amcor Ltd	5,944,318
440,100	Commonwealth Bank of Australia	12,589,796
958,218	Foodland Associated Ltd	17,868,873
4,910,800	Foster’s Group Ltd	20,247,305
824,550	Lihir Gold Ltd *	744,127
76,000	Lihir Gold Ltd ADR 144A *	1,388,520
1,076,050	National Australia Bank Ltd	24,463,726
10,946,321	Pasminco Ltd *(a) (b)	—
1,714,586	Telstra Corp Ltd	7,144,805
1,140,827	Westpac Banking Corp	17,208,559
862,185	Woolworths Ltd	10,620,614
		118,220,643

	Austria — 0.8%
223,100	Erste Bank Der Oesterreichischen Sparkassen AG	12,164,362
29,330	Flughafen Wien AG	2,279,378
43,740	OMV AG	15,152,788
452,000	Telekom Austria AG	8,977,258
131,530	Wienerberger AG	6,536,412
		45,110,198

	Belgium — 1.5%
77,694	Almanij NV (a)	8,765,136
189,420	Belgacom SA *	7,954,346
25,192	CFE Francois d’ Entreprises	9,419,018
110,820	Dexia (a)	2,628,815
36,333	Electrabel SA	16,076,061
189,795	Fortis	5,337,245
49,985	Groupe Bruxelles Lambert SA (a)	4,614,754
201,880	KBC Group SA (a)	16,939,790
69,762	Solvay SA	8,111,517
97,759	UCB SA	4,908,924
		84,755,606

See accompanying notes to the financial statements.	3

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Brazil — 0.5%
533,600	Compania de Concessoes Rodoviarias	11,127,399
337,100	Gerdau SA	5,337,362
76,800	Unibanco-Uniao de Bancos Brasileiros SA GDR	2,895,360
686,000	Votorantim Celulose e Papel SA ADR	10,152,800
		29,512,921

	Canada — 0.6%
143,900	Canadian Imperial Bank of Commerce	8,033,853
1,590,100	Hudson’s Bay Co	16,243,927
220,100	KAP Resources Ltd *	1,784
252,400	Methanex Corp	4,563,418
445,400	Patheon Inc *	3,791,714
		32,634,696

	China — 0.1%
11,640,000	China Telecom Corp Ltd	4,423,795

	Denmark — 1.0%
1,291,400	Danske Bank A/S	39,640,566
554,700	H. Lundbeck A/S (a)	12,317,469
509,200	Vestas Wind Systems A/S *(a)	6,790,792
		58,748,827

	Finland — 2.1%
313,000	Jaakko Poyry Group Oyj	10,887,091
3,021,600	Nokia Oyj	48,787,223
140,400	Ramirent Oyj	4,542,653
668,900	Rapala VMC Oyj	5,429,665
560,350	Stockmann Oyj AB Class B	19,078,946
1,441,500	Uponor Oyj (a)	30,533,133
		119,258,711

	France — 5.2%
46,660	Accor SA	2,184,879
218,600	Arcelor	5,418,560

4	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	France — continued
109,640	Assurances Generales de France	8,423,419
436,040	Axa	11,711,451
104,405	BIC SA	5,838,291
365,171	BNP Paribas	26,475,910
6,082	Cap Gemini SA *	226,974
29,410	Casino Guichard Perrachon SA	2,444,067
229,760	Cie de Saint-Gobain	14,194,741
179,817	Credit Agricole SA	5,326,021
494,592	France Telecom SA	14,915,339
104,176	Groupe Danone	10,364,057
17,475	Guyenne et Gascogne SA	2,022,077
92,492	Imerys SA (a)	7,526,547
26,078	Lafarge SA	2,713,975
124,066	Lagardere S.C.A.	9,690,371
75,100	M6-Metropole Television	2,151,891
157,904	Michelin SA Class B	11,252,625
29,083	Pernod-Ricard	4,157,405
256,772	Peugeot SA	16,795,719
70,400	Publicis Groupe (a)	2,144,325
190,183	Sanofi-Aventis	15,163,489
98,664	Schneider Electric SA	7,862,899
1,363,620	Suez SA	36,866,783
24,810	Technip SA	4,400,192
108,114	Thales SA	4,888,656
201,700	Total SA	47,953,682
65,400	Valeo SA	3,134,535
111,031	Wendel Investissement	8,802,865
24,831	Worms & Cie SA	819,596
		295,871,341

	Germany — 8.9%
270,020	Adidas-Salomon AG	40,530,775
420,991	Allianz AG (Registered)	53,029,323
368,100	BASF AG	27,503,724
383,500	Bayerische Motoren Werke AG	16,429,683

See accompanying notes to the financial statements.	5

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Germany — continued
430,910	Commerzbank AG *	9,673,318
164,220	Continental AG	12,169,414
1,290,117	DaimlerChrysler AG (Registered)	59,519,686
731,600	Depfa Bank Plc	11,969,561
234,400	Deutsche Bank AG (Registered)	20,603,758
2,270,623	Deutsche Lufthansa AG (Registered) *	32,573,395
3,152,838	Deutsche Telekom (Registered) *	65,830,396
376,070	Fraport AG (a)	16,392,029
8,400	Hannover Rueckversicherungs AG (Registered)	362,302
300,818	Heidelberger Druckmaschinen *	10,699,891
430,400	Infineon Technologies AG *	4,458,666
280,174	Muenchener Rueckversicherungs AG (Registered)	34,498,621
89,770	Repower Systems AG (Registered) (a)	1,744,426
790,900	Siemens AG (Registered)	61,836,490
460,250	Volkswagen AG	22,757,893
		502,583,351

	Hong Kong — 2.3%
1,222,000	China Netcom Group *	1,856,750
5,960,000	China Resources Peoples Telephone Co Ltd	1,952,851
7,750,000	China Resources Power Holdings Co	4,116,400
2,136,500	CLP Holdings Ltd	12,227,630
1,156,000	Dah Sing Financial Services	8,712,033
200,000	Hang Lung Group Co Ltd	363,718
7,241,000	Hang Lung Properties Ltd	11,186,252
5,084,000	Hong Kong Land Holdings	13,450,739
6,746,000	Hopewell Highway Infrastructure Ltd	5,197,195
2,702,500	Jardine Strategic Holdings Ltd	25,268,375
2,470,000	Kerry Properties Ltd	5,881,197
812,000	Swire Pacific Ltd Class A	6,634,121
8,450,000	Swire Pacific Ltd Class B	12,651,028
1,939,000	Wharf Holdings Ltd	6,576,805
553,500	Wing Hang Bank Ltd	3,695,507
2,488,000	Yue Yuen Industrial Holdings	7,186,471
		126,957,072

6	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	India — 0.9%
700,000	Gujarat Ambuja Cements Ltd	7,212,449
160,000	Hindalco Industries Ltd	5,125,684
254,700	Hindalco Industries Ltd GDR 144A	8,265,015
850,000	ICICI Bank Ltd	7,421,703
384,000	ITC Ltd GDR	11,366,400
3,758,989	Mirc Electronics Ltd	1,915,879
146,664	Oil & Natural Gas Corp Ltd	2,852,162
143,945	Reliance Industries Ltd GDR 144A	3,771,359
483,333	Satyam Computer Services Ltd	4,544,824
		52,475,475

	Ireland — 1.5%
1,849,840	Allied Irish Banks Plc	39,765,605
1,892,770	Bank of Ireland	31,593,810
180,573	CRH Plc	5,060,003
425,300	Grafton Group Plc *	5,777,300
224,000	Irish Life & Permanent Plc	4,555,834
		86,752,552

	Italy — 4.1%
618,300	Alleanza Assicurazioni SPA	8,387,233
242,431	Assicurazioni Generali SPA	8,097,379
1,353,428	Banca Intesa SPA	6,616,766
864,623	Banca Intesa SPA (Savings Shares)	3,830,117
787,124	Banca Monte dei Paschi di Siena SPA (a)	2,674,674
237,254	Buzzi Unicem SPA (a)	4,015,874
1,401,160	CIR-Compagnie Industriali Riunite SPA (a)	4,349,302
178,447	Danieli and Co SPA (Savings Shares)	772,198
1,611,557	Edison SPA *(a)	3,354,132
2,554,435	Enel SPA	24,576,242
2,023,921	ENI SPA	52,873,763
744,810	Fiat SPA *(a)	5,570,284
8,315,000	Finmeccanica SPA	8,521,978
204,546	Gruppo Editoriale L’Espresso (a)	1,316,925
460,770	Italcementi SPA - RNC	6,180,359

See accompanying notes to the financial statements.	7

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Italy — continued
58,000	Pagnossin SPA *	56,049
527,171	Riunione Adriatica di Sicurta SPA	12,201,975
665,800	Snam Rete Gas SPA	3,889,439
8,405,176	Telecom Italia Di RISP	26,513,204
10,327,698	Telecom Italia SPA	40,055,309
1,461,282	UniCredito Italiano SPA	8,515,357
		232,368,559

	Japan — 20.1%
835,600	Aisin Seiki Co Ltd	18,822,649
341,971	Arisawa Manufacturing Co Ltd (a)	12,925,132
791,000	Asahi Breweries	10,281,386
388,000	Asahi Glass Co Ltd	4,269,092
1,799,000	Asahi Kasei Corp	9,530,709
308,600	Bandai Co	6,546,596
964,000	Canon Inc	50,982,673
1,138,600	Chubu Electric Power Co Inc	27,217,918
1,073,000	Daikin Industries Ltd	26,898,692
1,565,000	Daimaru Inc	13,789,414
2,484,000	Daiwa Securities Co Ltd	16,920,362
1,296,000	Denso Corp	33,221,827
5,124	East Japan Railway Co	27,288,704
758,200	Eisai Co Ltd	25,616,509
86,000	Electric Power Development Co *	2,747,656
63,500	Fanuc Ltd	4,189,263
987,000	Fujitsu Ltd	6,475,370
701,500	Honda Motor Co Ltd	37,647,538
278	Inpex Corp *	1,568,969
748,000	Isetan Co Ltd	9,522,545
2,732,000	Isuzu Motors Ltd *(a)	7,829,399
3,865,000	Itochu Corp *	20,389,602
994,200	JFE Holdings Inc	30,605,475
393,000	JSR Corp	8,148,908
522,000	Kaneka Corp	5,926,508
1,357,000	Kao Corp	32,189,926

8	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
5,480	KDDI Corp	28,199,433
1,383,000	Komatsu Ltd	10,388,429
1,982,000	Konica Minolta Holdings Inc	23,576,866
118,380	Kose Corp	4,879,511
1,007,000	Kubota Corp	5,534,955
194,900	Lawson Inc	7,422,477
557,200	Marui Co Ltd	7,305,941
3,547,000	Matsushita Electric Industrial Co Ltd	53,046,522
1,975,000	Mitsubishi Corp	26,819,814
5,405,000	Mitsubishi Electric Corp	28,314,755
1,699,000	Mitsubishi Rayon Co Ltd	6,058,819
3,412	Mitsubishi Tokyo Financial Group Inc	31,260,246
1,010,000	Mitsui Fudosan Co Ltd	12,538,505
2,455,000	Mitsui Mining & Smelting Co Ltd	11,258,563
1,151,000	Mitsui OSK Lines Ltd	7,885,562
338,000	Mori Seiki Co	3,665,284
561,600	Namco Ltd	7,708,924
2,399,000	Nippon Mining Holdings Inc	14,127,173
548,000	Nippon Oil Corp	4,078,170
993,000	Nishi Nippon City Bank Ltd	4,004,500
1,655,800	Nissan Motor Co	17,788,459
475,000	Nisshin Oillio Group Ltd (a)	2,535,682
210,300	Nissin Food Products Co Ltd	5,599,936
1,815,000	NTN Corp (a)	10,762,148
7,617	NTT Docomo Inc	12,941,215
832,300	Omron Corp	19,265,564
173,000	Onward Kashiyama Co Ltd	2,547,820
155,600	ORIX Corp	20,171,392
583,000	Sekisui Chemical Co Ltd	4,326,638
609,000	Sekisui House Ltd	6,697,833
2,181,000	Sumitomo Electric Industries Ltd	24,046,203
1,352,000	Sumitomo Heavy Industries Ltd *	5,939,685
3,900	Sumitomo Mitsui Financial Group Inc (a)	27,044,250
833,000	Sumitomo Trust & Banking	5,728,867
2,276,000	Taisei Corp (a)	8,419,900

See accompanying notes to the financial statements.	9

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
382,200	Takeda Pharmaceutical Co Ltd	18,336,379
494,000	The Bank of Fukuoka Ltd (a)	2,990,961
467,500	Tokyo Broadcasting System Inc	8,382,877
3,952,000	Tokyo Gas Co Ltd	15,926,137
92,500	Tokyo Seimitsu Co Ltd	3,373,919
858,000	Tokyo Tatemono Co Ltd	5,847,234
2,010,000	Toray Industries Inc	9,481,228
1,350,000	Tosoh Corp	7,060,988
1,045,000	Toto Ltd	9,006,410
2,009,800	Toyota Motor Corp	78,015,730
634,000	Ushio Inc	12,932,349
1,928	West Japan Railway Co	7,588,260
546,500	Yamanouchi Pharmaceutical Co Ltd	19,407,669
731,000	Yokogawa Electric Corp	10,522,343
		1,132,315,347

	Malaysia — 0.3%
2,082,000	IOI Corp Berhad	4,865,196
1,500,000	Malaysian International Shipping Berhad (Foreign Registered)	6,306,474
1,547,400	Proton Holdings Berhad	3,396,584
		14,568,254

	Mexico — 0.1%
769,300	Alfa SA de CV Class A *	4,331,215

	Netherlands — 3.7%
352,557	ABN Amro Holdings NV	9,696,046
839,690	Aegon NV	12,090,646
310,502	Akzo Nobel NV	13,991,106
456,450	Fortis NV	12,818,230
27,508	Fugro NV (a)	2,558,505
1,204,454	Hagemeyer NV *(a)	3,455,781
139,274	Hal Trust (Participating Units)	6,325,355
1,234,567	ING Groep NV	37,915,945
222,213	Koninklijke Ahold NV *	2,006,416
761,800	Koninklijke KPN NV	7,352,889

10	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Netherlands — continued
122,631	Koninklijke Wessanen NV	1,712,333
1,032,732	Philips Electronics NV	28,614,635
92,391	Philips Electronics NV ADR	2,561,079
309,670	Royal Dutch Petroleum	19,522,704
136,307	TPG NV	3,798,792
97,023	Unilever NV	6,460,355
39,734	Univar NV	1,276,994
116,510	Van Ommeren Vopak NV	2,736,499
826,705	VNU NV	25,855,390
57,487	Wereldhave NV	6,044,207
		206,793,907

	New Zealand — 0.7%
394,477	Air New Zealand *	476,222
8,431,343	Telecom Corp of New Zealand	39,157,373
8,100,237	Trans Tasman Properties Ltd *	2,174,181
		41,807,776

	Norway — 2.4%
2,520,800	DnB NOR ASA	25,612,182
938,098	Ekornes ASA	20,926,416
311,000	Norsk Hydro ASA	26,862,321
1,168,820	Prosafe ASA (a)	38,377,009
417,700	Statoil ASA	7,561,597
1,628,000	Telenor ASA	14,992,064
		134,331,589

	Singapore — 1.1%
4,641,940	Allgreen Properties Ltd	3,178,203
9,275,000	Chartered Semiconductor Manufacturing Ltd *	6,253,676
8,506,000	ComfortDelgro Corp Ltd	8,742,540
1,933,580	DBS Group Holdings Ltd	17,713,872
1,850,000	Parkway Holdings Ltd	1,915,248
6,040,000	People’s Food Holdings Ltd	5,012,105
839,000	Singapore Airlines Ltd	6,185,672

See accompanying notes to the financial statements.	11

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Singapore — continued
4,560,220	Singapore Telecommunications	7,366,985
7,125,000	Unisteel Technology Ltd	7,113,138
		63,481,439

	South Korea — 0.8%
19,865	Hansol Paper Co	221,102
289,650	Korea Electric Power Corp	7,879,370
1,459,100	KT Corp ADR	33,865,711
102,150	Samsung Electro Mechanics Co	2,879,858
8,420	SK Telecom Co Ltd	1,524,834
		46,370,875

	Spain — 4.3%
446,340	ACS, Actividades de Construccion y Servicios, SA	11,382,416
366,760	Altadis SA	15,399,957
13,475	Antena 3 Television SA *	1,034,540
1,756,392	Banco Bilbao Vizcaya Argentaria SA	30,367,941
136,863	Banco Popular Espanol	9,467,415
1,087,932	Banco Santander Central Hispano SA	13,436,770
1,178,318	Endesa SA	26,632,245
337,600	Gas Natural SDG SA	9,988,640
1,182,923	Iberdrola SA	31,164,134
174,100	Inditex SA	5,375,373
124,750	Red Electrica de Espana	3,220,549
1,179,129	Repsol YPF SA	32,122,928
2,492,463	Telefonica SA	45,819,382
141,477	Transportes Azkar SA	1,297,719
289,290	Union Fenosa SA	8,309,295
		245,019,304

	Sweden — 1.2%
900,790	Autoliv Inc SDR (a)	45,002,181
755,700	Billerud AB (a)	11,844,459
915,100	Lundin Mining Corp *	9,509,356
		66,355,996

12	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Switzerland — 3.4%
331,116	ABB Ltd *	2,015,092
117,270	Baloise Holding Ltd	6,132,876
1,620	Bank Sarasin & Cie AG Class B (Registered)	2,965,102
2,822	Banque Cantonale Vaudoise	631,808
2,666	Belimo Holding AG (Registered)	1,789,023
20,560	Bobst Group AG (Registered)	844,851
90,460	Converium Holding AG	872,736
441,250	Credit Suisse Group *	19,212,726
9,335	Energiedienst Holding AG (Registered)	3,617,632
13,933	Fischer (George) AG (Registered) *	4,067,235
6,697	Forbo Holdings AG (Registered) *	1,445,247
11,768	Geberit AG (Registered)	9,428,057
130,105	Holcim Ltd	8,631,202
880	Jelmoli Holding AG (Bearer)	1,323,442
4,836	Jelmoli Holding AG (Registered)	1,458,998
32,499	Lonza Group AG (Registered)	2,027,872
102,120	Nestle SA (Registered)	28,353,072
585,184	Novartis AG (Registered)	29,276,785
22,760	Rieter Holding AG (Registered)	7,415,317
1,674	Sulzer AG (Registered)	703,882
13,000	Swatch Group AG	1,804,080
504	Swiss National Insurance Co (Registered)	279,765
128,226	Swiss Reinsurance Co	9,413,217
31,330	Swisscom AG (Registered)	12,301,465
204,340	UBS AG (Registered)	17,736,990
59,970	Unique Zurich Airport *	8,349,730
18,941	Valora Holding AG	4,641,383
28,841	Zurich Financial Services AG *	5,309,252
		192,048,837

	Taiwan — 0.6%
431,100	Chunghwa Telecom Co Ltd ADR	9,397,980
582,430	Compal Electronics GDR 144A	2,883,028
4,062,000	Compal Electronics Inc (a)	3,926,482

See accompanying notes to the financial statements.	13

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
646,070	Standard Foods Corp	251,059
23,053,000	United Microelectronics Corp *	15,498,840
		31,957,389

	Thailand — 0.4%
786,000	Siam Cement Pcl (Foreign Registered)	6,125,209
813,500	Siam Cement Pcl (Foreign Registered) NVDR	5,743,855
16,559,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (b)	4,546,797
3,117,000	Thai Airways International Pcl (Foreign Registered) (b)	4,014,442
1,528,800	Tipco Asphalt Pcl (Foreign Registered) *(b)	947,504
		21,377,807

	United Kingdom — 24.1%
4,110,200	Aggregate Industries Plc	11,002,126
1,542,891	Allied Domecq Plc	15,399,824
811,000	Amvescap Plc	5,297,798
144,400	Anglo American Plc	3,596,492
737,708	Associated British Foods Plc	10,910,122
682,700	AstraZeneca Plc	27,013,884
2,017,406	Aviva Plc	25,075,515
209,372	AWG Plc	3,300,728
1,352,428	BAA Plc	15,789,785
7,051,010	BAE Systems Plc	34,644,431
5,645,094	Barclays Plc	61,434,592
896,942	BBA Group Plc	5,329,922
2,436,846	BG Group Plc	19,078,333
536,047	BHP Billiton Plc	8,000,664
232,600	BOC Group	4,425,362
603,990	Boots Group Plc	7,700,760
6,223,351	BP Plc	67,224,055
454,033	BPB Plc	4,402,957
150,000	Brambles Industries Plc	879,297
501,600	British Energy Plc (Deferred Shares) *(b)	—
759,476	British Sky Broadcasting Plc	8,259,408
8,169,101	BT Group Plc	32,699,910

14	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
492,362	Bunzl Plc	4,720,895
2,669,001	Cable & Wireless Plc	6,563,091
686,100	Cadbury Schweppes Plc	6,736,365
860,519	Cattle’s Plc	6,394,379
4,609,957	Centrica Plc	20,950,131
305,900	Cobham Group Plc	7,833,616
1,973,300	Compass Group Plc	9,468,792
1,958,872	Diageo Plc	27,855,665
1,903,594	Dixons Group Plc	5,868,293
55,095	DX Services Plc *	381,243
526,698	FKI Plc	1,186,727
1,753,040	Gallaher Group Plc	26,414,677
2,967,420	GlaxoSmithKline Plc	70,896,851
719,089	GUS Plc	13,016,287
638,658	Hanson Plc	6,205,009
1,122,900	Hays Plc	2,894,391
3,156,022	HBOS Plc	50,176,582
1,717,091	Hilton Group Plc	10,340,157
3,051,341	HSBC Holdings Plc	50,887,672
1,005,670	ICAP Plc	5,643,729
692,020	Imperial Chemical Industries Plc	3,636,408
1,053,118	Imperial Tobacco Group Plc	28,102,673
241,442	Intercontinental Hotels Group Plc	3,088,133
1,577,300	International Power Plc *	5,432,392
3,817,700	ITV Plc	8,491,022
1,340,240	J Sainsbury Plc	7,347,415
2,188,450	John Wood Group Plc	6,148,684
343,370	Johnson Matthey Plc	6,664,503
283,803	Kesa Electricals Plc	1,777,933
525,373	Kidde Plc	1,675,031
1,486,434	Kingfisher Plc	8,321,161
8,174,144	Legal & General Group Plc	18,492,943
4,201,020	Lloyds TSB Group Plc	39,585,219
131,938	Lonmin Plc	2,618,341
1,255,000	Matalan Plc	5,658,769
1,850,000	Misys Plc	8,106,918

See accompanying notes to the financial statements.	15

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
402,128	Mitchells & Butlers Plc	2,658,795
1,962,501	mmO2 Plc *	4,564,388
835,000	Morrison Supermarkets	3,592,461
1,936,944	National Grid Transco Plc	18,730,528
180,132	Next Plc	5,333,077
604,000	Northern Rock Plc	9,116,817
1,156,100	Pearson Plc	14,159,621
1,240,017	Peninsular & Oriental Steam Navigation Co	7,487,999
1,446,606	Photo-Me International Plc	2,885,700
2,257,642	Prudential Plc	20,563,715
315,000	RAC Plc	4,278,302
312,990	Reed Elsevier Plc	3,180,130
2,471,620	Rentokil Initial Plc	7,507,253
621,169	Reuters Group Plc	4,910,601
625,836	Rexam Plc	5,510,597
2,801,733	Royal Bank of Scotland Group	95,896,408
1,140,400	SABMiller Plc	18,830,766
1,275,000	Sage Group Plc	5,051,958
1,504,921	Scottish & Newcastle Plc	12,956,331
882,760	Scottish & Southern Energy Plc	14,869,373
1,480,700	Scottish Power Plc	11,683,353
739,063	Severn Trent Plc	12,950,382
5,389,150	Shell Transport & Trading Co Plc (Registered)	50,636,701
580,000	Shire Pharmaceuticals Plc	6,456,636
635,595	Slough Estates Plc	6,289,113
597,432	Smith (David S.) Holdings Plc	1,878,133
100,000	SSL International Plc	577,337
282,734	Standard Chartered Plc	5,187,679
1,046,200	Tesco Plc	6,134,815
226,228	TI Automotive Ltd Class A *(b)	—
948,246	Tomkins Plc	5,107,853
205,125	Travis Perkins Plc	7,304,371
340,847	Trinity Mirror Plc	4,527,542
1,111,832	Unilever Plc	10,641,942
803,784	United Utilities Plc	9,575,406
194,657	United Utilities Plc Class A	1,666,097

16	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
402,580	Viridian Group Plc	5,642,921
23,972,873	Vodafone Group Plc	62,668,063
313,844	Whitbread Plc	5,441,845
621,321	Wolseley Plc	13,239,343
707,400	WPP Group Plc	8,125,876
		1,358,868,290

	TOTAL COMMON STOCKS (COST $3,959,278,457)	5,349,301,772

	PREFERRED STOCKS — 0.9%

	Brazil — 0.1%
696,700	Suzano Bahia Sul Papel e Celulose SA	3,497,625

	France — 0.0%
21,058	Casino Guichard Perrachon SA (a)	1,609,280

	Germany — 0.8%
222,390	Henkel KGaA 1.88%	19,924,952
635,299	Volkswagen AG 4.17%	23,271,567
		43,196,519

	Italy — 0.0%
165,933	Fiat SPA *	921,990
57,871	IFI Istituto Finanziario Industries *	836,070
		1,758,060

	TOTAL PREFERRED STOCKS (COST $43,103,725)	50,061,484

See accompanying notes to the financial statements.	17

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value / Shares		Description	Value ($)

		CONVERTIBLE SECURITIES — 0.7%

		Japan — 0.7%
JPY	1,866,000,000	SMFG Finance Ltd 144A, 2.25%, due 07/11/05	41,452,010

		TOTAL CONVERTIBLE SECURITIES (COST $16,035,135)	41,452,010

		DEBT OBLIGATIONS — 0.0%

		United Kingdom — 0.0%
GBP	102,000	BG Transco Holdings Plc, 7.00%, due 12/16/24	233,581
GBP	102,000	BG Transco Holdings Plc, 5.96%, due 12/14/09	199,206
GBP	102,000	BG Transco Holdings Plc, 4.19%, due 12/14/22	264,190
			696,977

		TOTAL DEBT OBLIGATIONS (COST $381,363)	696,977

		REAL ESTATE INVESTMENT TRUST — 0.0%

		Japan — 0.0%
428		Nomura Real Estate Office Fund	3,071,434

		TOTAL REAL ESTATE INVESTMENT TRUST (COST $2,879,719)	3,071,434

18	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.4%

	Cash Equivalents — 4.4%
87,300,000	HSBC Bank USA Time Deposit, 2.54%, due 03/01/05	87,300,000
159,758,260	The Boston Global Investment Trust (c)	159,758,260
		247,058,260

	TOTAL SHORT-TERM INVESTMENTS (COST $247,058,260)	247,058,260

	TOTAL INVESTMENTS — 100.8%
	(Cost $4,268,736,659)	5,691,641,937

	Other Assets and Liabilities (net) — (0.8%)	(46,809,875)

	TOTAL NET ASSETS — 100.0%	$5,644,832,062

	Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
SDR - Swedish Depository Receipt

* Non-income producing security.
As of February 28, 2005, 92.0% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).
(a) All or a portion of this security is out on loan (Note 2).
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) Investment of security lending collateral (Note 2).

Currency Abbreviations:

GBP - British Pound JPY - Japanese Yen

See accompanying notes to the financial statements.	19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $151,779,269 (cost $4,268,736,659) (Note 2)	$5,691,641,937
Cash	51,862
Foreign currency, at value (cost $135,492,204) (Note 2)	137,767,889
Receivable for investments sold	29,376,694
Receivable for Fund shares sold	2,112,087
Dividends and interest receivable	9,802,592
Foreign taxes receivable	403,338
Receivable for expenses reimbursed by Manager (Note 3)	291,732

Total assets	5,871,448,131

Liabilities:
Payable for investments purchased	57,982,865
Payable upon return of securities loaned (Note 2)	159,758,260
Payable for Fund shares repurchased	5,045,061
Accrued capital gain and repatriation taxes payable (Note 2)	20,104
Payable to affiliate for (Note 3):
Management fee	2,553,978
Shareholder service fee	631,505
Administration fee - Class M	509
Trustees and Chief Compliance Officer fees	8,418
Payable for 12b-1 fee - Class M	1,308
Accrued expenses	614,061

Total liabilities	226,616,069
Net assets	$5,644,832,062

20	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Net assets consist of:
Paid-in capital	$4,107,041,119
Distributions in excess of net investment income	(5,020,274)
Accumulated net realized gain	117,705,714
Net unrealized appreciation	1,425,105,503
$5,644,832,062

Net assets attributable to:
Class II shares	$ 808,149,450
Class III shares	$3,663,369,883
Class IV shares	$1,169,805,129
Class M shares	$ 3,507,600

Shares outstanding:
Class II	53,416,317
Class III	241,346,900
Class IV	77,037,319
Class M	230,988

Net asset value per share:
Class II	$ 15.13
Class III	$ 15.18
Class IV	$ 15.18
Class M	$ 15.19

See accompanying notes to the financial statements.	21

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $10,933,781)	$119,604,657
Interest (including securities lending income of $2,662,736)	7,034,212

Total income	126,638,869

Expenses:
Management fee (Note 3)	28,553,500
Shareholder service fee (Note 3) - Class II	1,818,818
Shareholder service fee (Note 3) - Class III	4,355,760
Shareholder service fee (Note 3) - Class IV	918,734
12b-1 fee (Note 3) - Class M	18,813
Administration fee (Note 3) - Class M	15,051
Custodian and fund accounting agent fees	2,243,646
Transfer agent fees	80,486
Audit and tax fees	83,648
Legal fees	139,410
Trustees fees and related expenses (Note 3)	73,129
Registration fees	156,400
Miscellaneous	111,056
Total expenses	38,568,451
Fees and expenses reimbursed by Manager (Note 3)	(2,791,282)
Net expenses	35,777,169

Net investment income	90,861,700

Realized and unrealized gain:
Net realized gain on:
Investments (net of CPMF tax of $11,975) (Note 2)	266,654,409
Foreign currency, forward contracts and foreign currency related transactions	7,247,585

Net realized gain	273,901,994

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $20,104) (Note 2)	546,762,663
Foreign currency, forward contracts and foreign currency related transactions	2,181,769

Net unrealized gain	548,944,432

Net realized and unrealized gain	822,846,426

Net increase in net assets resulting from operations	$913,708,126

22	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$ 90,861,700	$ 47,464,607
Net realized gain	273,901,994	77,909,980
Change in net unrealized appreciation (depreciation)	548,944,432	1,083,884,832
Net increase in net assets from operations	913,708,126	1,209,259,419

Distributions to shareholders from:
Net investment income
Class II	(20,351,355)	(12,221,276)
Class III	(77,653,151)	(42,896,461)
Class IV	(27,096,262)	(5,965,746)
Class M	(91,041)	(157,180)
Total distributions from net investment income	(125,191,809)	(61,240,663)
Net realized gains
Class II	(21,380,268)	—
Class III	(80,817,446)	—
Class IV	(27,299,080)	—
Class M	(75,925)	—
Total distributions from net realized gains	(129,572,719)	—

	(254,764,528)	(61,240,663)
Net share transactions (Note 7):
Class II	(79,831,540)	255,214,331
Class III	993,325,125	216,601,466
Class IV	104,840,700	593,330,028
Class M	(10,038,565)	5,137,787
Increase in net assets resulting from net share transactions	1,008,295,720	1,070,283,612

Total increase in net assets	1,667,239,318	2,218,302,368

Net assets:
Beginning of period	3,977,592,744	1,759,290,376
End of period (including distributions in excess of net investment income of $5,020,274 and accumulated undistributed net investment income of $17,862,818, respectively)	$5,644,832,062	$3,977,592,744

See accompanying notes to the financial statements.	23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.29	$ 8.88	$ 9.94	$ 11.21	$ 13.14

Income from investment operations:
Net investment income (a)	0.26	0.17	0.15	0.16	0.20
Net realized and unrealized gain (loss)	2.28	4.46	(1.03)	(1.20)	(0.41)

Total from investment operations	2.54	4.63	(0.88)	(1.04)	(0.21)

Less distributions to shareholders:
From net investment income	(0.34)	(0.22)	(0.18)	(0.11)	(0.29)
From net realized gains	(0.36)	—	—	(0.12)	(1.43)

Total distributions	(0.70)	(0.22)	(0.18)	(0.23)	(1.72)
Net asset value, end of period	$ 15.13	$ 13.29	$ 8.88	$ 9.94	$ 11.21
Total Return (b)	19.40%	52.49%	(9.00)%	(9.37)%	(1.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$808,149	$781,448	$305,423	$100,127	$61,681
Net expenses to average daily net assets	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income to average daily net assets	1.92%	1.47%	1.54%	1.56%	1.63%
Portfolio turnover rate	23%	25%	22%	22%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.08%	0.09%	0.09%	0.09%

(a)	Computed using average shares outstanding throughout the period.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

24	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.34	$ 8.90	$ 9.95	$ 11.22	$ 13.16

Income from investment operations:
Net investment income (a)	0.26	0.19	0.17	0.19	0.21
Net realized and unrealized gain (loss)	2.30	4.47	(1.04)	(1.23)	(0.43)

Total from investment operations	2.56	4.66	(0.87)	(1.04)	(0.22)

Less distributions to shareholders:
From net investment income	(0.36)	(0.22)	(0.18)	(0.11)	(0.29)
From net realized gains	(0.36)	—	—	(0.12)	(1.43)

Total distributions	(0.72)	(0.22)	(0.18)	(0.23)	(1.72)
Net asset value, end of period	$ 15.18	$ 13.34	$ 8.90	$ 9.95	$ 11.22
Total Return (b)	19.41%	52.76%	(8.89)%	(9.33)%	(1.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,663,370	$2,260,046	$1,241,562	$1,049,456	$1,019,541
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.87%	1.67%	1.77%	1.88%	1.71%
Portfolio turnover rate	23%	25%	22%	22%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.08%	0.09%	0.09%	0.09%

(a)	Computed using average shares outstanding throughout the period.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.	25

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.34	$ 8.90	$ 9.96	$ 11.22	$ 13.16

Income from investment operations:
Net investment income (a)	0.28	0.19	0.18	0.20	0.22
Net realized and unrealized gain (loss)	2.28	4.48	(1.05)	(1.22)	(0.43)

Total from investment operations	2.56	4.67	(0.87)	(1.02)	(0.21)

Less distributions to shareholders:
From net investment income	(0.36)	(0.23)	(0.19)	(0.12)	(0.30)
From net realized gains	(0.36)	—	—	(0.12)	(1.43)

Total distributions	(0.72)	(0.23)	(0.19)	(0.24)	(1.73)
Net asset value, end of period	$ 15.18	$ 13.34	$ 8.90	$ 9.96	$ 11.22
Total Return (b)	19.47%	52.84%	(8.92)%	(9.19)%	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,169,805	$923,221	$207,858	$134,357	$144,425
Net expenses to average daily net assets	0.69%	0.70%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.00%	1.65%	1.79%	1.97%	1.77%
Portfolio turnover rate	23%	25%	22%	22%	38%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.09%	0.09%	0.09%	0.09%

(a)	Computed using average shares outstanding throughout the period.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

26	See accompanying notes to the financial statements.

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002(†)
Net asset value, beginning of period	$13.25	$8.86	$9.93	$9.85

Income from investment operations:
Net investment income (a)	0.30	0.14	0.05	0.00	(b)
Net realized and unrealized gain (loss)	2.21	4.45	(0.93)	0.08

Total from investment operations	2.51	4.59	(0.88)	0.08

Less distributions to shareholders:
From net investment income	(0.21)	(0.20)	(0.19)	—
From net realized gains	(0.36)	—	—	—

Total distributions	(0.57)	(0.20)	(0.19)	—
Net asset value, end of period	$15.19	$13.25	$8.86	$9.93
Total Return (c)	19.18%	52.10%	(9.09)%	0.81	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,508	$12,878	$4,449	$1
Net expenses to average daily net assets	1.05%	1.05%	1.06%	1.05	%*
Net investment income to average daily net assets	2.24%	1.23%	0.55%	0.35	%*
Portfolio turnover rate	23%	25%	22%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.08%	0.10%	0.09	%*

(a)	Computed using average shares outstanding throughout the period.
(b)	Net investment income earned was less than $.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Period from January 25, 2002 (commencement of operations) to February 28, 2002.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.              Organization

GMO Foreign Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers.  The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Throughout the year ended February 28, 2005, the Fund had four classes of shares outstanding:  Class II, Class III, Class IV, and Class M.  Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3).  The principal economic difference among the classes of shares is the level of fees borne by the classes.  Eligibility for and automatic conversion among the various classes of shares, except Class M, is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day.  For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect that security’s value.  As of February 28, 2005, the total

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

value of these securities represented 0.2% of net assets.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after the close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $3,241,917 and $579,181, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $151,779,269, collateralized by cash in the amount of $159,758,260, which was invested in a short-term instrument.

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.  The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $20,104 for potential capital gains and repatriation taxes as of February 28, 2005.  The accrual for capital gains and repatriation taxes is included in net unrealized gain in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period.  For the year ended February 28, 2005 the Fund incurred $11,975 related to the CPMF tax which is included in net realized gain in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis distributions paid were as follows: ordinary income - $125,191,809 and $61,240,662, respectively and long-term capital gains - $129,572,719 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $24,676,662 and $115,980,605 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$4,296,520,540	$1,426,082,767	$(30,961,370)	$1,395,121,397

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess Of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$11,447,017	$(11,447,017)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.     Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.  Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund.   This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class II, Class III and Class IV only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.60% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended was $42,782 and $2,242, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the aggregated $1,894,978,090 and $1,050,339,708, respectively.

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.     Related parties

At February 28, 2005, less than 0.1% of the Fund was held by twelve related parties comprised of certain GMO employee accounts.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class II:	Shares	Amount	Shares	Amount
Shares sold	9,864,921	$ 135,159,548	36,379,827	$ 400,113,008
Shares issued to shareholders in reinvestment of distributions	2,677,947	39,124,025	923,501	10,828,541
Shares repurchased	(17,908,586)	(254,115,113)	(12,916,787)	(155,727,218)

Net increase (decrease)	(5,365,718)	$ (79,831,540)	24,386,541	$ 255,214,331

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class III:	Shares	Amount	Shares	Amount
Shares sold	73,613,892	$1,012,049,726	80,433,342	$ 866,883,356
Shares issued to shareholders in reinvestment of distributions	8,609,335	126,389,249	2,637,614	30,890,205
Shares repurchased	(10,356,779)	(145,113,850)	(53,040,942)	(681,172,095)

Net increase	71,866,448	$ 993,325,125	30,030,014	$ 216,601,466

35

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class IV:	Shares	Amount	Shares	Amount
Shares sold	6,486,623	$ 85,105,954	46,117,020	$597,114,492
Shares issued to shareholders in reinvestment of distributions	3,345,917	49,084,746	312,385	3,665,536
Shares repurchased	(2,003,741)	(29,350,000)	(564,544)	(7,450,000)

Net increase	7,828,799	$104,840,700	45,864,861	$593,330,028

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
Class M:	Shares	Amount	Shares	Amount
Shares sold	304,303	$ 4,053,057	2,646,118	$ 27,978,088
Shares issued to shareholders in reinvestment of distributions	11,731	166,966	13,702	157,180
Shares repurchased	(1,056,646)	(14,258,588)	(2,190,315)	(22,997,481)

Net increase (decrease)	(740,612)	$(10,038,565)	469,505	$ 5,137,787

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

37

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

38

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class II
1) Actual	0.82%	$1,000.00	$1,198.80	$4.47
2) Hypothetical	0.82%	$1,000.00	$1,020.73	$4.11

Class III
1) Actual	0.75%	$1,000.00	$1,199.70	$4.09
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

Class IV
1) Actual	0.69%	$1,000.00	$1,199.20	$3.76
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

Class M
1) Actual	1.05%	$1,000.00	$1,198.10	$5.72
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

*                 Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $10,933,781 and recognized foreign source income of $130,538,438.

The Fund’s distributions to shareholders include $129,572,719 from long-term capital gains.

For taxable, non-corporate shareholders, 74.35% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

40

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant –Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

41

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 –February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

GMO Alpha Only Fund

(formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Alpha Only Fund returned +2.7% for the fiscal year ended February 28, 2005, as compared to +1.4% for the Citigroup 3-Month T-bill Index.  Consistent with the Fund’s investment objectives and policies, during the fiscal year the Fund was fully exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was positive, as the underlying GMO mutual funds outperformed their respective benchmarks by approximately 0.6%.

Asset allocation added approximately 0.7%.  The portfolio’s allocation to international small caps (the S&P/Citigroup EMI World ex-US Index rose 27.8%), emerging equities (the S&P IFC Investable Index rose 28.4%), and REITs (the Morgan Stanley REIT Index rose 16.6%) drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	83.5%
Short-Term Investments	16.6
Preferred Stocks	1.6
Debt Obligations	0.1
Private Equity Securities	0.1
Convertible Securities	0.0
Investment Funds	0.0
Mutual Funds	0.0
Rights And Warrants	0.0
Forward Currency Contracts	(0.5)
Futures	(1.5)
Other Assets and Liabilities (net)	0.1
100.0%

* The table above incorporates aggregate indirect class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

1

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Country Summary*	% of Investments**
United States	47.4%
United Kingdom	9.3
Japan	8.8
Netherlands	3.3
South Korea	3.2
Germany	2.8
France	2.3
Italy	2.1
Australia	1.9
Taiwan	1.9
Brazil	1.6
Belgium	1.6
Canada	1.6
Spain	1.3
Sweden	1.2
South Africa	1.1
Switzerland	1.0
Austria	0.9
Hong Kong	0.8
Finland	0.7
Mexico	0.7
Norway	0.7
Singapore	0.6
Ireland	0.5
Indonesia	0.4
Malaysia	0.4
Denmark	0.3
India	0.3
Turkey	0.3
China	0.2
Argentina	0.1
Egypt	0.1
Philippines	0.1
Poland	0.1
Russia	0.1
Thailand	0.1
Other	0.2
100.0%

* The table above incorporates aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

** The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

2

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	MUTUAL FUNDS — 88.5%

	United States — 88.5%
	Affiliated Issuers
886,009	GMO Emerging Markets Fund, Class III	16,878,480
1,074,199	GMO International Growth Fund, Class III	29,239,694
1,028,128	GMO International Intrinsic Value Fund, Class III	30,052,195
311,066	GMO International Small Companies Fund, Class III	5,549,424
255,656	GMO Real Estate Fund, Class III	3,717,233
3,325,893	GMO U.S. Core Fund, Class III	47,493,750
1,293,851	GMO U.S. Quality Equity Fund, Class III	25,915,830
		158,846,606

	TOTAL MUTUAL FUNDS (COST $135,899,933)	158,846,606

	COMMON STOCK — 0.0%

	Italy — 0.0%
12,500	Grassetto SPA *(a)(b)	166

	TOTAL COMMON STOCK (COST $7,040)	166

See accompanying notes to the financial statements.	3

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 11.8%

	Cash Equivalents — 7.6%
8,800,000	Branch Bank & Trust Time Deposit, 2.56%, due 03/01/05	8,800,000
4,800,000	Societe Generale GC Time Deposit, 2.60%, due 03/01/05	4,800,000
		13,600,000

	U.S. Government — 4.2%
7,700,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (c) (d)	7,591,715

	TOTAL SHORT-TERM INVESTMENTS (COST $21,192,859)	21,191,715

	TOTAL INVESTMENTS — 100.3%
	(Cost $157,099,832)	180,038,487

	Other Assets and Liabilities (net) — (0.3%)	(550,812)

	TOTAL NET ASSETS — 100.0%	$179,487,675

Notes to Schedule of Investments:

* Non-income producing security.
(a) Bankrupt issuer.
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d) Rate shown represents yield-to-maturity.
As of February 28, 2005, 24.6% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

AUD - Australian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	NOK - Norwegian Krone
DKK - Danish Krone	NZD - New Zealand Dollar
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	SGD - Singapore Dollar
HKD - Hong Kong Dollar

4	See accompanying notes to the financial statements.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

				Net Unrealized
Settlement		Units of		Appreciation
Date	Deliver	Currency	Value	(Depreciation)

Sales

5/27/05	AUD	4,933,461	$3,889,927	$(41,144)
5/27/05	CHF	5,790,252	5,026,310	(113,099)
5/27/05	DKK	3,000,368	535,986	(8,299)
5/27/05	EUR	18,844,391	25,058,731	(404,602)
5/27/05	GBP	9,784,648	18,752,750	(305,591)
5/27/05	HKD	9,095,139	1,169,096	90
5/27/05	JPY	1,603,616,987	15,484,842	(186,127)
5/27/05	NOK	2,763,080	447,355	(9,650)
5/27/05	NZD	210,515	152,083	(2,083)
5/27/05	SEK	11,919,067	1,750,396	(34,672)
5/27/05	SGD	937,694	578,553	(4,724)
				$(1,109,901)

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)

Buys

198	OMXS 30	March 2005	$2,234,185	$19,227

Sales

162	CAC 40	March 2005	$8,666,812	$568
43	DAX	March 2005	6,178,482	(79,717)
244	FTSE 100	March 2005	23,244,508	(847,685)
17	HANG SENG	March 2005	1,536,706	(8,196)
30	IBEX 35	March 2005	3,740,738	91,751
283	S&P 500	March 2005	85,190,075	(358,407)
18	S&P/MIB	March 2005	3,805,327	(145,075)
58	SPI 200	March 2005	4,785,050	(202,388)
173	TOPIX	March 2005	19,542,024	(1,272,091)
				$(2,821,240)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover to cover any commitments or margin requirements of the relevant broker or exchange.

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Statement of Assets and Liabilities —  February 28, 2005

Assets:
Investments in unaffiliated issuers, at value (cost $21,199,899) (Note 2)	$21,191,881
Investments in affiliated issuers, at value (cost $135,899,933) (Notes 2 and 8)	158,846,606
Cash	54,933
Foreign currency, at value (cost $635) (Note 2)	638
Interest receivable	973
Receivable for open forward currency contracts (Note 2)	90
Receivable for variation margin on open futures contracts (Note 2)	559,320
Receivable for expenses reimbursed by Manager (Note 3)	85,786

Total assets	180,740,227

Liabilities:
Payable to affiliate for (Note 3):
Management fee	65,562
Shareholder service fee	19,668
Trustees and Chief Compliance Officer fees	245
Payable for open forward currency contracts (Note 2)	1,109,991
Accrued expenses	57,086

Total liabilities	1,252,552
Net assets	$179,487,675

Net assets consist of:
Paid-in capital	$176,541,903
Distributions in excess of net investment income	(1,185,487)
Accumulated net realized loss	(14,895,484)
Net unrealized appreciation	19,026,743
$179,487,675

Net assets attributable to:
Class III shares	$179,487,675

Shares outstanding:
Class III	17,490,310

Net asset value per share:
Class III	$10.26

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends from affilliated issuers (Note 8)	$2,137,420
Interest	210,323

Total income	2,347,743

Expenses:
Management fee (Note 3)	555,090
Shareholder service fee (Note 3) - Class III	166,527
Custodian and fund accounting agent fees	83,497
Transfer agent fees	29,370
Audit and tax fees	32,911
Legal fees	4,049
Trustees fees and related expenses (Note 3)	2,000
Registration fees	12,871
Miscellaneous	2,795
Total expenses	889,110
Fees and expenses reimbursed by Manager (Note 3)	(81,513)
Indirectly incurred fees waived or borne by Manager (Note 3)	(462,406)
Shareholder service fee waived (Note 3) - Class III	(148,346)
Net expenses	196,845

Net investment income	2,150,898

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,592,064
Realized gains distributions from affiliated issuers (Note 8)	2,674,575
Closed futures contracts	(10,249,536)
Foreign currency, forward contracts and foreign currency related transactions	(4,023,775)

Net realized loss	(8,006,672)

Change in net unrealized appreciation (depreciation) on:
Investments	8,948,209
Open futures contracts	475,759
Foreign currency, forward contracts and foreign currency related transactions	397,695

Net unrealized gain	9,821,663

Net realized and unrealized gain	1,814,991

Net increase in net assets resulting from operations	$3,965,889

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:

Net investment income	$ 2,150,898	$811,481
Net realized loss	(8,006,672)	(8,452,936)
Change in net unrealized appreciation (depreciation)	9,821,663	9,566,735

Net increase in net assets from operations	3,965,889	1,925,280

Net share transactions (Note 7):
Class III	100,566,657	46,535,284

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	114,581	50,819

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	100,681,238	46,586,103

Total increase in net assets	104,647,127	48,511,383

Net assets:
Beginning of period	74,840,548	26,329,165
End of period (including distributions in excess of net investment income of $1,185,487 and $738,822, respectively)	$179,487,675	$74,840,548

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$9.99	$9.63	$9.23	$8.73	$7.72

Income from investment operations:
Net investment income (a)	0.19 †	0.17 †	0.20 †	0.17 †	0.15
Net realized and unrealized gain	0.08	0.19	0.49	0.96	1.68

Total from investment operations	0.27	0.36	0.69	1.13	1.83

Less distributions to shareholders:
From net investment income	—	—	(0.29)	(0.63)	(0.82)

Total distributions	—	—	(0.29)	(0.63)	(0.82)
Net asset value, end of period	$10.26	$9.99	$9.63	$9.23	$8.73
Total Return (b)	2.70%	3.74%	7.61%	13.32%	24.84%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$179,488	$74,841	$26,329	$16,628	$56,499
Net expenses to average daily net assets (c)	0.18%	0.26%	0.64%	0.37%	0.25%
Net investment income to average daily net assets (a)	1.94%	1.72%	2.06%	1.88%	1.80%
Portfolio turnover rate	19%	11%	111%	22%	15%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.62%	0.72%	0.94%	0.78%	0.64%
Purchase and redemption fees consisted of the following per share amounts: †	$0.01	$0.01	—	—	—

(a)	Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)

The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 3.)
†	Computed using average shares outstanding throughout the period.

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Alpha Only Fund (the “Fund”) (formerly GMO Global Hedged Equity Fund) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund operates as a “fund-of-funds” in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust (“underlying funds”).  The Fund seeks high total return consistent with minimal exposure to general equity market risk. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.  The Fund’s benchmark is the  Citigroup 3-Month Treasury Bill Index. The financial statements of the underlying funds should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO’s website at www.gmo.com.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events

11

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in

12

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts

13

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.

14

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

At February 28, 2005, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,571,235, $523,745, $6,598,186 and $2,024,420 expiring in 2006, 2007, 2012 and 2013, respectively.  Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.  The Fund elected to defer to March 1, 2005 post-October capital and currency losses of $4,141,432 and $2,282,454, respectively.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$157,494,705	$22,551,801	$(8,019)	$22,543,782

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains due to foreign currency transactions.  The financial highlights exclude these adjustments.

Distributions	Accumulated
In Excess of Net	Net
Investment Income	Realized Loss	Paid-in Capital
$(2,597,563)	$3,664,158	$(1,066,595)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

15

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds.  Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

Effective June 30, 2003, the Fund began to charge purchase premiums and redemption fees on Fund shares.  The premium on cash purchases and fee on redemptions of Fund shares is 0.11% of the amount invested or redeemed.  The redemption fee is only applicable to shares purchased on or after June 30, 2003 and is subject to adjustment based upon purchase premiums and redemption fees of the underlying funds in which the Fund invests and the estimated transaction costs of investing directly in securities.  The Fund’s purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested.  The level of purchase premium and redemption fee for the Fund will be adjusted approximately annually to account for changes in the Fund’s investments (i.e. changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the year ended February 28, 2005 and the year ended February 29, 2004, the Fund received $114,247 and $50,819 in purchase premiums and $334 and $0 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.50% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.  As described in Note 1, the Fund invests in certain underlying funds.  Like the

16

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

management fee (as described below), the Fund’s shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund’s investment in shares of the underlying funds.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, custody fees, and the following expenses:  fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, “fund expenses”)) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through investment in the underlying funds, exceed 0.50% of the Fund’s average daily net assets.  Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.50% of the Fund’s average daily net assets, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) and investment-related expenses incurred indirectly by the Fund through its investment in the underlying funds may exceed 0.50% of the Fund’s average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds.  For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment- related expenses)	Indirect Shareholder Service Fees	Indirect Investment- Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
0.372%	0.059%	0.134%	<0.001%	0.565%

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $1,070 and $70, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchase and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended  February 28, 2005 aggregated $98,592,678 and $19,230,683, respectively.

17

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 90.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the fund.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 1.9% of the Fund was held by seven related parties comprised of certain GMO employee accounts.

As of February 28, 2005, substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	10,298,449	$103,560,173	6,051,869	$ 59,087,158
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(302,412)	(2,993,516)	(1,291,067)	(12,551,874)
Purchase premiums and redemption fees	—	114,581	—	50,819
Net increase	9,996,037	$100,681,238	4,760,802	$ 46,586,103

18

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the securities of these issuers during the year ended February 28, 2005, is set forth below:

	Value,				Realized
	beginning of		Sales	Dividend	Gains	Value, end
Affiliate	period	Purchases	Proceeds	Income	Distributions	of period
GMO Emerging Markets Fund, Class III	$ 6,618,501	$ 7,429,312	$ —	$ 230,311	$ 899,001	$ 16,878,480
GMO International Growth Fund, Class III	10,798,156	15,020,765	—	286,747	370,118	29,239,694
GMO International Intrinsic Value Fund, Class III	13,345,605	12,666,555	—	565,770	39,597	30,052,195
GMO International Small Companies Fund, Class III	3,355,286	5,070,614	3,075,087	135,381	635,233	5,549,424
GMO Real Estate Fund, Class III	2,639,124	4,554,637	3,500,000	270,325	384,312	3,717,233
GMO Small Cap Value Fund, Class III	1,593,583	1,555,325	2,705,596	9,012	346,314	—
GMO U.S. Core Fund, Class III	28,592,950	26,833,413	9,950,000	403,004	—	47,493,750
GMO U.S. Quality Equity Fund, Class III	—	25,462,057	—	236,870	—	25,915,830
Totals	$66,943,205	$98,592,678	$19,230,683	$2,137,420	$2,674,575	$158,846,606

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund) (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

20

GMO Alpha Only Fund (formerly GMO Global Hedged Equity Fund)
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III
	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.73%	$1,000.00	$1,024.00	$3.66
2) Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66

*                 Expenses are calculated using the Class’s annualized net expense ratio (including indirect expenses incurred as disclosed in the table) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

22

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Small Companies Fund returned +24.5% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE index and +27.8% for the S&P/Citigroup EMI World ex-U.S. index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the fiscal year.

Among the portfolio holdings with the largest positive impact to relative returns were German pharmaceutical company Merck KGaA, British home builder Berkeley Group, British book seller WH Smith, Finnish pharmaceutical company Orion Corp., and German hospital equipment maker Fresenius.  Less successful holdings included Dutch technology company Getronics, Swiss reinsurer Converium Holdings, UK insurer Royal & Sun Alliance, and UK technology company LogicaCMG.

The portfolio benefited slightly from an allocation to emerging markets.  Within developed markets, the portfolio was hurt by its underweight to the strong Australian market, but this was somewhat offset by an overweight to Austria.  The appreciation of foreign currencies added to the U.S. dollar returns of the strategy.  The MSCI EAFE Index returned 6% more in U.S. dollar terms than in local currency.

The GMO International Small Companies Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO International Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	92.4%
Preferred Stocks	3.8
Rights And Warrants	0.0
Forward Currency Contracts	0.1
Futures	0.1
Short-Term Investments	14.4
Other Assets and Liabilities (net)	(10.8)
100.0%

Country Summary	% of Investments *
United Kingdom	22.3%
Japan	19.1
Germany	11.9
Netherlands	6.5
Australia	4.6
Finland	3.4
France	3.2
Switzerland	2.9
Canada	2.9
Sweden	2.5
Singapore	2.3
Italy	2.3
Hong Kong	2.2
South Korea	2.0
Austria	1.9
Ireland	1.8
Belgium	1.4
Taiwan	1.4
Brazil	1.0
Spain	1.0
South Africa	0.7
Mexico	0.4
Turkey	0.4
Denmark	0.4
Malaysia	0.4
Indonesia	0.3
Norway	0.2
Poland	0.2
Philippines	0.2
China	0.2
Thailand	0.0
100.0%

*  The table excludes short-term investments.

1

GMO International Small Companies Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments *
Consumer Discretionary	22.3%
Industrials	21.0
Financials	16.7
Materials	11.8
Consumer Staples	9.1
Health Care	7.2
Information Technology	4.5
Utilities	3.0
Energy	2.6
Telecommunication Services	1.8
100.0%

* The table excludes short-term investments.

2

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 92.4%

	Australia — 4.4%
163,297	Ansell Ltd	1,305,844
847,393	Aristocrat Leisure Ltd (a)	7,204,113
268,361	Boral Ltd	1,359,403
1,642,032	CFS Gandel Retail Trust	2,039,807
1,920,648	Commonwealth Property Office Fund	1,856,440
158,397	CSL Ltd	4,012,199
2,165,043	CSR Ltd	4,126,656
4,130,873	DB RREEF Trust	4,157,096
2,215,918	Investa Property Group (a)	3,575,350
438,250	Lion Nathan Ltd	2,613,132
1,298,961	MacQuarie Goodman Group *	4,034,843
923,540	Mirvac Group Ltd	3,296,598
784,620	Origin Energy Ltd	4,292,257
56,773	Perpetual Trustees Australia Ltd	2,786,805
521,663	Promina Group Ltd	2,070,466
1,876,530	Santos Ltd	13,352,030
171,333	Sonic Healthcare Ltd	1,640,250
751,950	Southcorp Ltd	2,595,680
79,334	Toll Holdings Ltd	816,286
		67,135,255

	Austria — 1.9%
78,087	Austrian Airlines *	902,011
58,688	Boehler Uddeholm (Bearer)	8,843,142
54,843	Flughafen Wien AG	4,262,118
24,262	Mayr-Melnhof Karton AG (Bearer)	4,312,373
64,412	RHI AG *(a)	2,005,024
92,850	Voestalpine AG (a)	7,733,694
		28,058,362

	Belgium — 1.4%
5,529	Cofinimmo SA	909,024
22,531	Colruyt SA	3,873,176

See accompanying notes to the financial statements.	3

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Belgium — continued
81,150	Delhaize Group	6,391,528
3,781	Euronav SA	125,165
4,368	Mobistar SA *	390,774
16,207	Sofina SA	1,202,488
51,059	Tessenderlo Chemie	2,290,511
47,889	UCB SA	2,404,725
31,924	Umicore	3,266,315
		20,853,706

	Brazil — 0.3%
30,000	Compania de Concessoes Rodoviarias	625,603
14,836,016	Compania Saneamento Basico SAO PA	899,442
34,429	Compania Siderurgica Nacional SA	893,465
55,468,000	Electrobas (Centro)	809,475
33,000	Unibanco-Uniao de Bancos Brasileiros SA GDR 3.70%	1,244,100
		4,472,085

	Canada — 2.8%
133,784	Canadian Tire Corp Class A	6,151,200
129,944	Dofasco Inc	4,228,922
314,102	Hudson’s Bay Co	3,208,760
93,800	Methanex Corp	1,695,914
41,600	Nova Chemicals Corp	2,091,130
98,766	Onex Corp	1,613,536
59,956	Penn West Petroleum Ltd	4,079,866
47,700	Precision Drilling Corp *	3,653,494
265,671	Quebecor Inc Class B	6,785,014
201,056	Quebecor World Inc	4,645,773
179,410	Sears Canada Inc	3,012,470
47,904	Sobeys Inc	1,483,649
		42,649,728

	China — 0.2%
1,799,000	China Petroleum & Chemical Corp Class H	818,009
24,000	China Telecom Corp Ltd ADR *	910,560

4	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	China — continued
1,334,000	PetroChina Co Ltd Class H	839,712
295,999	Weiqiao Textile Co	483,192
		3,051,473

	Denmark — 0.4%
530,699	GN Store Nord A/S	5,744,053

	Finland — 3.3%
95,202	Amer Group Class A	1,778,227
59,226	Elcoteq Network Corp (a)	1,295,198
78,886	Finnair Oyj Class A	647,330
152,903	Kemira Oyj	2,360,274
299,979	Kesko Oyj Class B (a)	7,780,492
482,319	M-real Oyj Class B	2,900,167
41,884	Nokian Renkaat Oyj	7,419,915
208,429	OKO Bank	3,179,585
258,248	Orion Oyj Class B (a)	4,102,723
109,600	Perlos Oyj	1,301,686
531,064	Pohjola Group Plc Class D	6,726,118
343,139	Rautaruukki Oyj	4,766,951
5,830	Sponda Oyj (a)	58,206
1,200	Stockmann Oyj AB Class A	40,443
8,550	Wartsila Oyj Class A	218,745
211,201	Wartsila Oyj Class B	5,496,893
		50,072,953

	France — 3.1%
8,041,777	Alstom *(a)	7,428,407
24,671	Eiffage SA	3,208,766
1,036,950	Havas SA (a)	5,881,439
168	Hermes International	36,639
96,231	JC Decaux SA *	2,472,350
13,630	Neopost SA	1,137,117
85,917	Publicis Groupe	2,616,959
38,051	Remy Cointreau SA (a)	1,571,132

See accompanying notes to the financial statements.	5

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	France — continued
143,345	Sagem SA (a)	3,370,613
2,778,911	SCOR SA *(a)	5,779,697
10,998	Vallourec (a)	2,387,552
215,043	Zodiac SA	10,331,128
		46,221,799

	Germany — 9.1%
236,511	Aareal Bank AG	8,319,334
19,930	Adidas-Salomon AG	2,991,550
9,531	AWD Holding AG (a)	403,516
81,857	Bankgesellschaft Berlin AG *	253,732
70,159	Bilfinger & Berger AG (a)	3,440,962
37,705	Celesio AG (a)	2,846,003
13,982	Comdirect Bank AG	122,714
237,002	Depfa Bank Plc	3,877,542
116,703	Hannover Rueckversicherungs AG (Registered)	5,033,534
52,589	HeidelbergCement AG	3,483,882
205,946	Hochtief AG	6,735,201
198,936	Hypo Real Estate Holding AG *	8,088,213
18,691	IKB Deutsche Industriebank AG	554,032
100,551	IWKA AG	2,850,107
56,699	K&S AG	3,193,982
159,810	KarstadtQuelle AG (a)	1,861,872
273,648	MAN AG	12,640,288
321,361	Merck KGaA	24,727,388
169,257	Mobilcom AG	3,810,718
34,276	Puma AG Rudolph Dassler Sport	8,056,642
177,542	Salzgitter AG	3,918,400
157,251	Schwarz Pharma AG	7,625,763
71,242	Software AG (Bearer) *(a)	2,470,834
182,852	Suedzucker AG	3,921,117
46,026	Techem AG *	1,998,934
509,144	TUI AG (a)	13,296,035
1,551,942	WCM Beteiligungs & Grundbesitz *(a)	2,080,897
		138,603,192

6	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Hong Kong — 2.1%
388,000	Asia Satellite Telecommunications Holdings Ltd	708,713
6,988,000	Chaoda Modern Agriculture	2,905,159
340,800	Dah Sing Financial Services	2,568,392
8,146,000	First Pacific Co *	2,496,563
6,776,000	Giordano International Ltd	4,469,808
1,226,115	Global Bio-Chem Technology Group Co Ltd	854,434
726,000	Great Eagle Holdings Ltd	1,728,708
366,000	Guoco Group	3,603,844
2,316,000	Hang Lung Group Co Ltd	4,211,857
1,638,400	HKR International Ltd	1,117,791
3,900	Hong Kong Aircraft Engineering Co Ltd	23,662
462,500	Kingboard Chemical Holdings Ltd	1,386,246
28,000	Mandarin Oriental International Ltd *	24,394
193,000	Orient Overseas International Ltd	828,475
1,802,000	Oriental Press Group	609,967
2,965,000	Shun Tak Holdings Ltd	2,935,821
457,000	Techtronic Industries Co	1,071,610
81,800	Wing Lung Bank	637,391
		32,182,835

	Indonesia — 0.3%
1,296,000	Astra International Tbk PT	1,508,583
9,008,000	Bumi Resources Tbk PT *	818,648
5,170,000	Indah Kiat Pulp & Paper *	694,351
1,411,000	Indonesian Satellite Corp Tbk PT	797,384
2,470,000	PT Bank Mandiri	481,611
		4,300,577

	Ireland — 1.7%
382,002	DCC Plc	9,109,961
1,916,363	Fyffes Plc	5,760,497
320,373	Grafton Group Plc *	4,351,965
261,987	Kerry Group Plc	6,397,091
66,422	Kingspan Group Plc	729,796
		26,349,310

See accompanying notes to the financial statements.	7

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Italy — 1.5%
21,776	Autostrada Torino-Milano SPA	517,513
110,341	Benetton Group SPA	1,357,344
3,296,704	Beni Stabili SPA	3,496,193
157,306	Buzzi Unicem SPA (a)	2,662,636
58,735	Fondiaria - Sai SPA - RNC	1,163,249
102,000	Fornara & Co SPA *(b) (c)	—
213,400	Grassetto SPA *(b) (c)	2,826
713,257	IFIL SPA	3,134,188
136,486	Italcementi SPA	2,413,043
369,679	Italcementi SPA - RNC	4,958,545
5,769	Italmobiliare SPA - RNC	319,946
19,227	Lottomatica SPA	759,821
1,385,568	Parmalat Finanziaria SPA *(b) (c)	18,347
391,849	RCS MediaGroup SPA	2,197,038
		23,000,689

	Japan — 18.4%
186,600	Aderans Co Ltd	4,411,060
125,900	Aoyama Trading Co Ltd	3,319,023
3,700	Arrk Corp	142,173
34,400	Autobacs Seven Co Ltd (a)	1,104,799
208,000	Calsonic Kansei Corp (a)	1,283,208
146,000	Canon Sales Co Inc	2,328,356
31,300	Chudenko Corp	511,151
96,600	Coca-Cola West Japan Co Ltd	2,249,795
1,262,000	Cosmo Oil Co Ltd (a)	4,222,147
186,000	Daicel Chemical Industries Ltd	1,028,572
623,000	Daido Steel Co Ltd	2,376,113
1,210,000	Daiei Inc *(a)	2,848,557
2,185,000	Dainippon Ink and Chemicals Inc	6,136,236
624,000	Dainippon Pharmaceutical Co Ltd (a)	6,296,737
534,000	Dowa Mining Co	3,928,080
27,800	FamilyMart Co Ltd	827,149
569,000	Fuji Electric Holdings Co Ltd	1,756,639
52,900	Fuji Soft ABC Inc	1,639,444

8	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
134,200	Futaba Industrial Co Ltd	2,523,243
58,200	H.I.S. Co Ltd (a)	1,301,148
1,644,400	Haseko Corp *(a)	3,491,633
153,000	Hiroshima Bank Ltd (The)	788,241
99,000	Hisamitsu Pharmaceutical Co Inc	2,080,139
2,075,000	Hitachi Zosen Corp *(a)	3,059,881
95,000	Ibiden Co Ltd (a)	1,873,060
396	Index Corp (a)	1,006,154
10,000	Invoice Inc (a)	1,220,357
3,033,000	Ishikawajima-Harima Heavy Industries *(a)	4,902,821
2,870,000	Isuzu Motors Ltd *(a)	8,224,881
42,700	Ito En Ltd	2,213,409
313,000	Itoham Foods Inc	1,582,640
152,000	Izumiya Co Ltd	1,054,186
71	Japan Real Estate Investment Corp	598,256
61	Japan Retail Fund Investment Corp (a)	475,878
334,000	Kamigumi Co Ltd	2,701,530
347,000	Kandenko Co	2,140,013
143,800	Kanebo Ltd *(a)	1,790,966
386,000	Kansai Paint Co	2,391,427
5,027,000	Kawasaki Heavy Industries Ltd (a)	8,647,479
566,000	Kenwood Corp *(a)	1,205,699
437,000	Kikkoman Corp (a)	4,536,928
119,000	Kissei Pharmaceutical Co Ltd (a)	2,360,241
334,000	Kitz Corp	1,843,005
143,000	Koito Manufacturing Co Ltd	1,310,322
147,200	Konami Corp (a)	3,342,214
419,000	Kurabo Industries Ltd	1,058,801
106,000	Kyudenko Corp	608,981
508,100	Leopalace21 Corp	8,434,832
372,000	Maeda Corp (a)	2,064,291
65,000	Maeda Road Construction	526,422
169,000	Makita Corp	3,227,709
292,000	Maruha Group Inc	582,815
124,000	Maruichi Steel Tube	2,721,246
182,000	Meiji Dairies Corp	1,040,247

See accompanying notes to the financial statements.	9

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
906,000	Mitsubishi Gas Chemical Co Inc	4,680,920
3,092,000	Mitsubishi Materials Corp	8,038,396
779,000	Mitsui Engineering & Shipbuilding *(a)	1,466,824
61,400	Mitsumi Electric Co Ltd (a)	696,195
255,000	Nagase & Co (a)	2,588,573
106,600	Namco Ltd	1,463,268
151,000	NHK Spring Co Ltd	1,033,429
195,000	Nippo Corp	1,410,240
2,113,000	Nippon Light Metal (a)	5,767,637
260,000	Nippon Sanso Corp	1,618,123
805,000	Nippon Shinpan Co Ltd *	3,199,142
276,000	Nippon Soda Co Ltd	922,571
62,000	Nipro Corp	1,062,120
193,000	Nishi Nippon City Bank Ltd	778,317
674,000	Nishimatsu Construction (a)	2,610,240
42,000	Nishimatsuya Chain Co Ltd	1,245,039
468,000	Nissan Shatai Co Ltd	3,734,359
680,000	Nisshin Seifun Group Inc	7,438,010
317,800	Nissin Company Ltd (a)	782,563
72,300	Nissin Food Products Co Ltd	1,925,228
9,000	NOF Corp	35,245
6,000	Noritake Co Ltd	27,437
225,000	Okasan Securities Co Ltd (a)	1,392,621
111,000	OMC Card	1,290,038
1,128,000	Orient Corp *(a)	3,200,829
144,000	Park24 Co Ltd (a)	2,744,615
98,000	Q.P. Corp	885,050
334,000	Rengo Co Ltd (a)	1,650,449
73,200	Ryohin Keikaku Co Ltd	3,791,032
132,700	Ryosan Co	3,296,168
4,000	Sanden Corp	21,734
67,000	Sanki Engineering	530,457
345,000	Sankyo-Tateyama Holdings Inc (a)	1,095,579
289,000	Sankyu Inc	900,474
159,600	Santen Pharmaceutical Co Ltd	3,462,114
145,000	Sanyo Securities Co Ltd *(b) (c)	1,387

10	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
98,000	Sanyo Shokai Ltd	556,356
408,000	Seino Transportation Co Ltd	3,928,323
5,500	SFCG Co Ltd (a)	1,444,048
197,000	Shimadzu Corp	1,291,047
68,000	Shinko Electric Industries	2,386,108
398,690	Sojitz Holdings Corp *(a)	2,098,403
290,000	Sumitomo Bakelite Co Ltd	1,901,738
134,000	Sumitomo Forestry Co Ltd	1,271,073
708,000	Sumitomo Heavy Industries Ltd *	3,110,427
551,000	Sumitomo Light Metal Industry (a)	1,021,314
310,000	Sumitomo Rubber Industries Inc	3,094,940
417,000	Sumitomo Warehouse (a)	2,340,662
14,000	Sundrug Co Ltd	512,994
112,100	Suzuken Co Ltd	2,890,826
1,732,600	Taiheiyo Cement Corp	5,178,197
607,000	Toda Corp	2,982,927
1,030,000	Toho Gas Co Ltd	3,739,079
653,000	Tokyo Tatemono Co Ltd	4,450,168
377,000	Tosoh Corp	1,971,846
878,000	Toyo Tire & Rubber Co Ltd	3,075,185
166,000	Tsumura & Co (a)	2,783,037
1,563,000	Ube Industries Ltd	2,925,616
32,000	Urban Corp (a)	934,533
181,000	Wacoal Corp (a)	2,133,720
250,000	Yakult Honsha Co Ltd (a)	4,767,269
36,000	Yodogawa Steel Works	207,827
843,000	Yokohama Rubber Co	3,490,130
		278,614,550

	Malaysia — 0.3%
369,000	Malakoff Berhad	713,160
215,000	Malaysian International Shipping Berhad (Foreign Registered)	903,928
726,000	Malaysian Plantations Berhad	538,749
451,800	Maxis Communications Berhad	1,163,896
357,000	Promet Berhad *(b) (c)	939

See accompanying notes to the financial statements.	11

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Malaysia — continued
448,000	Proton Holdings Berhad	983,372
312,000	Rekapacific Berhad *(c)	821
261,000	Telekom Malaysia Berhad	755,396
		5,060,261

	Mexico — 0.4%
405,000	Carso Global Telecom Class A *	733,306
692,000	Controladora Comercial Mexicana SA de CV	757,384
120,000	Fomento Economico Mexicano SA de CV	721,010
205,000	Grupo Financiero Banorte SA de CV	1,418,053
102,700	Grupo Mexico SA Class B *	595,786
276,000	Grupo Modelo SA de CV Class C	842,835
313,000	Organizacion Soriana SA de CV Class B	1,296,425
		6,364,799

	Netherlands — 6.3%
158,058	Amstelland NV	1,660,883
49,164	Boskalis Westminster NV	1,871,796
920,364	Buhrmann NV (a)	10,281,197
211,739	Corio NV	11,769,380
203,283	CSM	6,429,028
129,228	DSM NV	9,176,129
1,499,011	Getronics NV *(a)	3,940,057
1,809,113	Hagemeyer NV *(a)	5,190,650
117,547	Hunter Douglas NV	6,302,559
54,362	Imtech NV	1,951,248
199,954	Koninklijke Wessanen NV	2,792,017
25,620	Nutreco Holding NV	882,223
382,871	OCE NV	6,329,425
32,680	Randstad Holdings NV	1,451,596
6,914	Rodamco Europe NV	556,245
44,173	Royal Numico NV *	1,781,382
96,444	Stork NV	3,786,263
223,716	Van der Moolen Holding NV *(a)	1,785,074
81,676	Van Ommeren Vopak NV	1,918,344

12	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Netherlands — continued
60,948	Vastned Retail NV	4,218,373
92,677	Wereldhave NV	9,744,099
67,797	Wolters Kluwer NV	1,309,318
		95,127,286

	Norway — 0.2%
20,535	Aker Kvaerner ASA *	208,394
154,969	Tandberg ASA	1,717,407
124,341	Tandberg Television ASA *(a)	1,533,425
		3,459,226

	Philippines — 0.2%
543,600	Bank of the Philippine Islands	578,872
42,934	Globe Telecom Inc	733,172
71,882	Philippine Long Distance Telephone	1,825,048
		3,137,092

	Poland — 0.2%
17,125	BRE Bank SA *	713,133
113,000	Polski Koncern Naftowy Orlen SA	1,783,829
84,000	Telekomunikacja Polska SA	649,189
		3,146,151

	Singapore — 2.2%
1,538,000	Asia Food & Properties Ltd *	454,819
1,544,000	CapitaMall Trust	1,924,050
1,225,797	ComfortDelgro Corp Ltd	1,259,885
1,614,000	Cosco Investment Ltd	1,496,767
109,850	Creative Technology Ltd	1,282,667
6,673,000	GES International Ltd	2,838,638
89,000	Hotel Properties Ltd	74,040
3,961,000	Keppel Land Ltd	6,110,266
5,761,350	MobileOne Ltd	6,915,538
16,725,100	Pacific Century Region Developments Ltd *	2,727,703
1,705,000	Parkway Holdings Ltd	1,765,134

See accompanying notes to the financial statements.	13

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Singapore — continued
405,000	SembCorp Industries Ltd	473,149
371,000	SembCorp Logistics Ltd	371,526
2,874,000	Singapore Post Ltd	1,584,794
737,000	United Overseas Land	983,803
3,229,000	Want Want Holdings Ltd	3,001,678
258,000	Wheelock Properties (Singapore) Ltd	397,468
		33,661,925

	South Africa — 0.7%
90,764	ABSA Group Ltd	1,237,812
333,000	African Bank Investments Ltd	993,047
186,000	AVI Ltd	486,431
50,000	Barlow Ltd	907,968
67,000	Bidvest Group Ltd	868,993
186,000	Consol Ltd *	370,006
10,990	Impala Platinum Holdings Ltd	965,370
69,000	Nedcor Ltd	946,643
74,000	Remgro Ltd	1,150,691
675,000	Sanlam Ltd	1,542,559
69,900	Tiger Brands Ltd	1,221,615
		10,691,135

	South Korea — 1.8%
185,200	Daewoo Engineering & Construction Co Ltd	1,378,078
107,610	Daewoo Heavy Industries & Machinery Ltd	972,370
61,200	Dongkuk Steel Mill	1,544,341
68,700	Dongwon Financial Holding Co Ltd *	1,049,273
18,500	Hankuk Electric Glass Co Ltd	1,010,361
54,600	Hynix Semiconductor Inc *	809,654
74,000	Hyundai Department Store Co Ltd	2,065,542
58,300	Hyundai Development Co	1,032,748
35,600	Hyundai Engineering & Construction *	647,546
16,100	Hyundai Mobis	1,083,230
96,900	INI Steel Co	1,921,996
58,100	KIA Motors Corp	819,754

14	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
37,400	Korea Express Co Ltd *	1,440,825
44,000	KT Freetel Co Ltd	1,038,559
21,000	KT&G Corp	660,431
41,500	LG Cable & Machinery Ltd	981,280
77,700	LG Chemicals Ltd	2,154,234
7,360	LG Home Shopping Inc	594,907
169,800	LG Insurance Co Ltd	1,236,235
115,100	Poongsan Corp	1,707,100
5,700	Samsung SDI Co Ltd	694,234
24,000	Shinhan Financial Group Co Ltd	710,081
18,000	SK Corp	1,126,950
		26,679,729

	Spain — 0.9%
100,789	Acerinox Registered	1,746,174
119,947	Aguas de Barcelona SA Class A	2,562,592
78,377	Amadeus Global Travel Distribution Class A	749,489
23,089	Antena 3 Television SA *	1,772,652
49,450	Corp Financiera Alba	2,101,182
223,860	Sacyr Vallehermoso SA	4,110,663
		13,042,752

	Sweden — 2.4%
52,452	Billerud AB	822,106
191,855	Getinge AB	2,771,832
90,838	Holmen AB Class B	3,041,992
329,917	Kinnevik Investment AB (a)	3,297,935
44,819	Lundbergforetagen AB Class B (a)	2,043,507
94,400	Lundin Petroleum AB *	686,591
1,300	SAAB AB Class B	21,661
718,602	Skanska AB Class B	8,550,771
89,820	SSAB Swedish Steel Class A	2,360,545
1,023,752	Swedish Match AB	12,113,695
53,359	Trelleborg AB Class B (a)	1,005,138
		36,715,773

See accompanying notes to the financial statements.	15

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Switzerland — 2.8%
58,635	Baloise Holding Ltd *	3,066,438
183,948	Converium Holding AG	1,774,685
9,023	Fischer (George) AG (Registered) *	2,633,938
3,509	Forbo Holdings AG (Registered) *	757,260
7,800	Geberit AG (Registered)	6,249,052
4,909	Helvetia Patria Holding (Registered)	760,812
451	Jelmoli Holding AG (Bearer)	678,264
190	Jelmoli Holding AG (Registered)	57,322
736	Lindt & Spruengli AG	1,025,109
114	Lindt & Spruengli AG (Registered)	1,624,679
96,970	Micronas Semiconductor Holding AG (Registered) *	4,376,642
69	Motor-Columbus (Bearer)	365,450
886	Movenpick Holdings (Bearer) *	226,202
139,870	Phonak Holding AG (Registered)	5,051,891
2,447	Sika AG (Bearer) *	1,725,954
20,829	Straumann Holding AG (Registered)	5,016,726
3,844	Sulzer AG (Registered)	1,616,322
17,841	Valora Holding AG	4,371,835
55,141	Vontobel Holdings AG	1,420,315
		42,798,896

	Taiwan — 1.3%
555,526	Acer Inc	901,770
541,337	Asustek Computer Inc	1,556,292
1,731,430	Cheng Loong Corp	687,140
1,538,000	China Bills Finance Corp	557,223
594,000	Compal Electronics Inc	574,183
671,842	Delta Electronics Inc	1,178,041
970,000	Far East International Bank	604,961
875,121	Far Eastern Textile Co Ltd	662,583
734,560	Formosa Chemicals & Fibre Co	1,467,175
708,680	Formosa Plastics Corp	1,304,327
990,000	Fubon Financial Holding Co Ltd	1,039,997
521,382	GigaByte Technology Co Ltd	564,322
202,000	High Tech Computer Corp	1,212,116

16	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
1,547,645	Inventec Co Ltd	800,468
882,000	Lite-On Technology Corp	960,929
1,330,000	Mega Financial Holdings Co Ltd	901,918
1,853,000	Mitac International Corp	1,338,637
743,000	Realtek Semiconductor Corp	840,993
1,280,000	Sinopac Holdings Co	793,843
1,203,000	Taiwan Cellular Corp	1,298,388
1,895,000	Waterland Financial Holdings	798,942
		20,044,248

	Thailand — 0.0%
168,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (c)	71,172

	Turkey — 0.4%
184,961	AK Enerji Elektrik Uretim *	1,003,388
121,648	Akbank TAS	750,700
68,341	Aksa Akrilik Kimya Sanayii AS *	836,333
119,999	Aksigorta AS	583,665
289,822	Trakya Cam Sanayii AS	1,058,652
124,211	Tupras-Turkiye Petrol Rafineriler AS	1,645,307
		5,878,045

	United Kingdom — 21.4%
1,179,868	Aegis Group Plc	2,225,020
541,668	Aggreko Plc	1,698,352
1,105,276	AMEC Plc	6,369,907
718,229	Arriva Plc	7,532,247
227,289	Associated British Ports	2,082,624
331,293	AWG Plc	5,222,800
1,659,148	Barratt Developments Plc	21,479,118
1,374,225	BBA Group Plc	8,166,094
141,896	Bellway Plc	2,401,578
594,923	Berkeley Group Holdings	9,948,722
314,967	BPB Plc	3,054,373
893,015	Bradford & Bingley Plc	5,537,457

See accompanying notes to the financial statements.	17

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
566,031	Brambles Industries Plc	3,318,063
409,396	Britannic Group Plc	3,792,249
648,784	British Insurance Holdings Plc	1,075,964
548,963	Bunzl Plc	5,263,600
661,623	Cable & Wireless Plc	1,626,935
640,160	Capita Group Plc	4,663,287
72,632	Carpetright Plc	1,485,558
399,870	Charter Plc *	1,944,968
363,580	Cobham Group Plc	9,310,709
267,749	Computacenter Plc	1,492,290
3,152,908	Cookson Group Plc *	2,117,491
4,009,867	Corus Group Plc *	4,569,816
576,539	Countrywide Plc	3,989,832
90,025	Crest Nicholson Plc	688,723
758,183	De La Rue Plc	5,548,536
374,906	EMI Group Plc	1,652,034
205,007	Enterprise Inns Plc	2,950,284
304,595	GKN Plc	1,505,789
92,990	Go-Ahead Group Plc	2,756,289
531,945	Hays Plc	1,371,143
659,073	HMV Group Plc	3,393,223
628,621	IMI Plc	4,934,834
227,420	Inchcape Plc	9,122,490
4,290,510	International Power Plc *	14,776,981
13,318,985	Invensys Plc *	4,472,510
173,535	Johnson Matthey Plc	3,368,159
878,128	Kelda Group Plc	10,163,990
691,809	Kesa Electricals Plc	4,333,956
57,666	Luminar Plc	568,490
795,557	Mitchells & Butlers Plc	5,260,073
625,908	Morgan Crucible Co *	2,247,972
98,118	National Express Group Plc	1,674,633
2,884,036	Northern Foods Plc	8,625,209
440,577	Paragon Group Cos Plc	3,454,407
252,077	Peninsular & Oriental Steam Navigation Co	1,522,199
125,023	Pennon Group Plc	2,284,103

18	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
703,890	Persimmon Plc	10,509,154
61,945	Premier Oil Plc *	718,144
367,390	Provident Financial Plc	4,772,073
378,388	Rank Group Plc	2,026,891
156,879	RMC Group Plc	2,568,982
3,702,998	Royal & Sun Alliance Insurance Group	5,978,883
892,121	Signet Group Plc	1,920,565
141,554	Singer & Friedlander Group	759,071
351,917	Somerfield Plc	1,270,890
416,735	T&F Informa Plc	3,371,523
465,800	Tate & Lyle Plc	4,661,485
2,580,404	Taylor Woodrow Plc	14,859,931
239,453	TDG Plc	1,034,767
5,415,487	THUS Group Plc *	1,587,430
92,809	Travis Perkins Plc	3,304,870
415,549	Trinity Mirror Plc	5,519,825
1,267,688	WH Smith Plc	9,048,148
270,566	Whitbread Plc	4,691,433
606,722	William Hill Plc	7,033,067
228,700	Wilson Bowden Plc	5,420,874
1,855,303	Wimpey (George) Plc	16,724,271
		324,827,358

	TOTAL COMMON STOCKS (COST $985,845,736)	1,402,016,415

	PREFERRED STOCKS — 3.8%

	Brazil — 0.6%
57,627	Banco Bradesco SA 6.11%	1,822,611
8,766	Banco Itau Holding Financeira SA 2.71%	1,523,344
66,201,000	Centrais Electricas Brasileiras SA Class B 6.81%	925,459
2,169,000	Companhia de Bebidas das Americas 1.67%	642,466
27,524,000	Compania Energetica de Minas Gerais 5.92%	715,337
33,150	Compania Vale do Rio Doce Class A 3.28%	955,007
5	Embratel Participacoes SA *	—
57,000	Gerdau SA 8.17%	1,121,510

See accompanying notes to the financial statements.	19

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Brazil — continued
620,394	Investimentos Itau SA 4.62%	1,214,674
239,831,987	Tele Centro Oeste Celular Participacoes SA 4.12%	903,017
		9,823,425

	Germany — 2.3%
121,918	Fresenius AG (Non Voting) 1.47%	14,255,290
185,730	Hugo Boss AG 3.27% (a)	6,212,573
6,585	Porsche AG (Non Voting) 0.72%	4,753,293
234,959	ProSieben Sat.1 Media AG 0.15%	4,676,770
97,230	Rheinmetall AG (Non Voting) 1.85% (a)	5,563,754
		35,461,680

	Italy — 0.7%
1,566,615	Compagnia Assicuratrice Unipol 5.33% (a)	5,844,716
311,821	IFI Istituto Finanziario Industries *	4,504,921
		10,349,637

	South Korea — 0.2%
39,800	Hyundai Motor Co 3.68%	1,292,388
22,100	LG Electronics Inc 3.43%	960,696
		2,253,084

	TOTAL PREFERRED STOCKS (COST $34,250,399)	57,887,826

	RIGHTS AND WARRANTS — 0.0%

	Australia — 0.0%
130,770	Origin Energy Ltd Rights, Expires 3/22/05 *	127,455

	Hong Kong — 0.0%
307,764	Global Bio-Chem Technology Group Ltd Warrants, Expires 5/31/07 *	15,391

	TOTAL RIGHTS AND WARRANTS (COST $89,224)	142,846

20	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 14.4%

	Cash Equivalents — 14.1%
43,700,000	Branch Bank & Trust Time Deposit, 2.56%, due 03/01/05	43,700,000
169,697,788	The Boston Global Investment Trust (d)	169,697,788
		213,397,788

	U.S. Government — 0.3%
5,650,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (e) (f)	5,570,544

	TOTAL SHORT-TERM INVESTMENTS (COST $218,969,173)	218,968,332

	TOTAL INVESTMENTS — 110.6%
	(Cost $1,239,154,532)	1,679,015,419

	Other Assets and Liabilities (net) — (10.6%)	(161,792,035)

	TOTAL NET ASSETS — 100.0%	$1,517,223,384

See accompanying notes to the financial statements.	21

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt

* Non-income producing security.
As of February 28, 2005, 89.5% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).
(a) All or a portion of this security is out on loan (Note 2).
(b) Bankrupt issuer.
(c) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(d) Investment of security lending collateral (Note 2).
(e) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(f) Rate shown represents yield-to-maturity.

Currency Abbreviations

AUD - Australian Dollar	HKD - Hong Kong Dollar
CAD - Canadian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	NOK - Norwegian Krone
DKK - Danish Krone	SEK - Swedish Krona
EUR - Euro	SGD - Singapore Dollar
GBP - British Pound

22	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

5/27/05	CAD	96,207,887	$78,323,244	$62,006
5/27/05	CHF	40,355,496	35,031,157	1,151,054
5/27/05	HKD	72,588	9,330	(1)
5/27/05	JPY	10,393,800,921	100,364,595	1,217,552
5/27/05	NOK	292,759,285	47,398,999	1,123,541
5/27/05	SEK	245,148,967	36,001,799	726,871
				$4,281,023

Sales

5/27/05	AUD	45,454,321	$35,839,748	$(308,582)
5/27/05	DKK	24,650,800	4,403,619	(71,469)
5/27/05	EUR	52,536,290	69,861,253	(1,157,520)
5/27/05	GBP	50,269,503	96,343,933	(1,642,810)
5/27/05	HKD	226,188,400	29,074,429	36,298
5/27/05	SGD	1,124,305	693,691	(5,032)
				$(3,149,115)

See accompanying notes to the financial statements.	23

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Futures contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

24	DAX	March 2005	$3,465,877	$(16,354)
11	IBEX 35	March 2005	1,377,179	(28,294)
27	CAC 40	March 2005	1,448,590	3,424
110	S&P / MIB	March 2005	23,251,157	497,498
418	TSE TOPIX	March 2005	47,207,556	3,065,750
81	OMXS 30	March 2005	915,442	9,108
433	MSC	March 2005	13,439,540	(200,032)
				$3,331,100

Sells

176	SPI 200	March 2005	$14,520,152	$(451,923)
22	CAC 40	March 2005	1,176,975	3,293
372	FTSE 100	March 2005	35,438,349	(885,039)
19	HANG SENG	March 2005	1,717,495	(5,236)
				$(1,338,905)

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

24	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value, including securities on loan of $160,832,223 (cost $1,239,154,532) (Note 2)	$1,679,015,419
Foreign currency, at value (cost $2,981,299) (Note 2)	3,012,650
Receivable for investments sold	4,059,595
Receivable for Fund shares sold	190,000
Dividends and interest receivable	1,779,455
Foreign taxes receivable	116,379
Receivable for open forward currency contracts (Note 2)	4,317,322
Receivable for variation margin on open futures contracts (Note 2)	554,715
Receivable for expenses reimbursed by Manager (Note 3)	23,632

Total assets	1,693,069,167

Liabilities:
Payable upon return of securities loaned (Note 2)	169,697,788
Payable for Fund shares repurchased	1,842,574
Due to custodian	60,743
Payable to affiliate for (Note 3):
Management fee	686,798
Shareholder service fee	171,700
Trustees and Chief Compliance Officer fees	2,280
Payable for open forward currency contracts (Note 2)	3,185,414
Accrued expenses	198,486

Total liabilities	175,845,783
Net assets	$1,517,223,384

Net assets consist of:
Paid-in capital	$987,543,025
Distributions in excess of net investment income	(12,831,294)
Accumulated net realized gain	99,305,951
Net unrealized appreciation	443,205,702
$1,517,223,384

Net assets attributable to:
Class III shares	$1,517,223,384

Shares outstanding:
Class III	85,030,916

Net asset value per share:
Class III	$17.84

See accompanying notes to the financial statements.	25

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $2,955,653)	$38,212,077
Interest (including securities lending income of $1,773,261)	2,979,283

Total income	41,191,360

Expenses:
Management fee (Note 3)	9,898,451
Shareholder service fee (Note 3) - Class III	2,474,613
Custodian and fund accounting agent fees	1,590,714
Transfer agent fees	32,152
Audit and tax fees	70,133
Legal fees	39,868
Trustees fees and related expenses (Note 3)	21,282
Registration fees	24,090
Miscellaneous	33,248
Total expenses	14,184,551
Fees and expenses reimbursed by Manager (Note 3)	(1,783,305)
Net expenses	12,401,246

Net investment income	28,790,114

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $2,429) (Note 2)	276,768,765
Closed futures contracts	(8,899,421)
Foreign currency, forward contracts and foreign currency related transactions	(1,916,117)

Net realized gain	265,953,227

Change in net unrealized appreciation (depreciation) on:
Investments	29,532,187
Open futures contracts	(1,933,340)
Foreign currency, forward contracts and foreign currency related transactions	3,006,745

Net unrealized gain	30,605,592

Net realized and unrealized gain	296,558,819

Net increase in net assets resulting from operations	$325,348,933

26	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2005	Year Ended February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$28,790,114	$16,709,887
Net realized gain	265,953,227	118,398,318
Change in net unrealized appreciation (depreciation)	30,605,592	482,847,394

Net increase in net assets from operations	325,348,933	617,955,599

Distributions to shareholders from:
Net investment income
Class III	(44,309,416)	(16,459,478)
Net realized gains
Class III	(219,556,744)	(30,034,700)

	(263,866,160)	(46,494,178)
Net share transactions (Note 7):
Class III	(144,200,631)	481,259,656

Purchase premiums and redemption fees (Notes 2 and 7):
Class III	7,477,157	3,094,754

Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	(136,723,474)	484,354,410

Total increase (decrease) in net assets	(75,240,701)	1,055,815,831

Net assets:
Beginning of period	1,592,464,085	536,648,254
End of period (including distributions in excess of net investment income of $12,831,294 and $5,110,912, respectively)	$1,517,223,384	$1,592,464,085

See accompanying notes to the financial statements.	27

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002		2001
Net asset value, beginning of period	$17.09	$9.50	$10.44	$11.68		$11.54
Income from investment operations:
Net investment income	0.30 †	0.20	0.15	0.22		0.23
Net realized and unrealized gain (loss)	3.56	7.94	(0.80)	(1.11)		1.02

Total from investment operations	3.86	8.14	(0.65)	(0.89)		1.25

Less distributions to shareholders:
From net investment income	(0.54)	(0.20)	(0.29)	(0.35)		(0.25)
From net realized gains	(2.57)	(0.35)	—	(0.00	)(a)	(0.86)

Total distributions	(3.11)	(0.55)	(0.29)	(0.35)		(1.11)

Net asset value, end of period	$17.84	$17.09	$9.50	$10.44		$11.68
Total Return (b)(c)	24.45%	86.62%	(6.30)%	(7.57)%		11.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,517,223	$1,592,464	$536,648	$253,612		$187,093
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%		0.75%
Net investment income to average daily net assets	1.75%	1.60%	1.65%	2.02%		2.05%
Portfolio turnover rate	53%	46%	44%	34%		60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%	0.13%	0.17%	0.22%		0.22%
Purchase premiums and redemption fees consisted of the following per share amounts: †	$0.08	$0.04	$0.06	$0.05		$0.04

(a)	The distribution from net realized gains was less than $0.01 per share.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
†	Computed using average shares outstanding throughout the period.

28	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.                 Organization

GMO International Small Companies Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers.  The Fund’s benchmark is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day.  For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect that security’s value.  As of February 28, 2005, the total value of these securities represent less than 0.01% of net assets.   Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after the close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments, and represents the currency exposure the Fund has acquired or hedged through forward contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for all open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to the interest and other fees paid to the intermediary.  The gross compensation received and expenses paid are $3,175,996 and $1,402,735, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of  $160,832,223 collateralized by cash in the amount of $169,697,788, which was invested in a short-term instrument.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. The CPMF tax has been included in the net realized gain on investments throughout the period.  During the year ended February 28, 2005, the Fund incurred $2,429 related to the CPMF tax which is included in net realized gain in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax  regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $105,921,114 and $29,674,746, respectively and long-term capital gains - $157,945,046 and $16,819,432, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $6,747,294 and $92,877,900 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sales transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,251,098,803	$444,872,121	$(16,955,505)	$427,916,616

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$7,798,920	$(7,790,919)	$(8,001)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

The premium on cash purchases and fee on cash redemptions of Fund shares are each 0.60% of the amount invested or redeemed.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  For the years ended February 28, 2005 and February 29, 2004, the Fund received $2,413,955 and $2,843,007 in purchase premiums and $5,063,202 and $251,747 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.60% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $12,733 and $599, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the  February 28, 2005, aggregated $834,899,360 and $1,200,423,440, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.              Related parties

At February 28, 2005, 1.6% of the Fund was held by twenty-six related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	35,119,471	$600,052,388	48,778,681	$652,897,839
Shares issued to shareholders in reinvestment of distributions	14,064,629	234,243,805	2,591,610	38,966,515
Shares repurchased	(57,321,117)	(978,496,824)	(14,670,843)	(210,604,698)
Purchase premiums and redemption fees	—	7,477,157	—	3,094,754
Net increase (decrease)	(8,137,017)	$(136,723,474)	36,699,448	$484,354,410

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2005

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class III

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.75%	$1,000.00	$1,260.60	$4.20
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

*       Expenses are calculated using the Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $2,955,653 and recognized foreign source income of $41,167,730.

The Fund’s distributions to shareholders include $157,945,046 from long-term capital gains.

For taxable, non-corporate shareholders, 28.31% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

39

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

40

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

41

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff,
Grantham, Mayo, Van Otterloo
& Co. LLC (June 2004 –
present); Vice President,
Director of Tax, Columbia
Management Group (2002 –
2004) and Senior Tax Manager
(2000 – 2002) and Tax Manager
(1999 – 2000),
PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti- Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Fund returned +31.5% for the fiscal year ended February 28, 2005, as compared to +28.4% for the S&P/IFC Investable Composite.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection added 1.3% to performance during the period.  The Fund’s overweight in Brazil and Korea and underweight in Israel and Russia contributed positively to performance.  The Fund’s underweight in Hungary detracted from performance.

Stock selection added 1.8% during the fiscal year.  Stock selection was particularly successful in Brazil, Korea, and South Africa.  Stock selection in Taiwan detracted from performance.

For the period, the value model outperformed while the macroeconomic, momentum, and reversal models underperformed.

The GMO Emerging Markets Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary*	% of Total Net Assets
Common Stocks	83.6%
Preferred Stocks	13.4
Debt Obligations	0.6
Private Equity Securities	0.6
Investment Funds	0.2
Rights And Warrants	0.2
Convertible Securities	0.0
Mutual Funds	0.0
Swaps	0.1
Short-Term Investments	0.3
Other Assets and Liabilities (net)	1.0
100.0%

Country Summary*	% of Investments**
South Korea	28.7%
Taiwan	17.2
Brazil	14.7
South Africa	10.3
Mexico	6.5
Malaysia	3.5
Turkey	3.4
China	3.1
India	2.8
Indonesia	2.8
Poland	1.3
Philippines	1.1
Egypt	1.0
Argentina	0.8
Russia	0.8
United States	0.6
Thailand	0.6
Venezuela	0.3
Chile	0.3
Czech Republic	0.1
Hungary	0.1
100.0%

*                 The tables above incorporate aggregate indirect exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**          The table excludes short-term investments and any investment in the underlying funds that is less than 3% of invested assets.

1

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary*	% of Investments
Financials	19.9%
Materials	16.4
Information Technology	15.4
Telecommunication Services	11.9
Energy	10.3
Consumer Discretionary	9.7
Industrials	8.9
Consumer Staples	3.9
Utilities	2.6
Miscellaneous	0.8
Health Care	0.2
100.0%

*                 The table excludes short-term investments.

2

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 83.6%

	Argentina — 0.8%
1,555,220	Grupo Financiero Galicia SA ADR	14,385,785
300,800	Petrobras Energia Participaciones SA ADR *	4,196,160
1,365,950	Telecom Argentina SA ADR *	19,300,873
624,198	Tenaris SA ADR	41,041,018
		78,923,836

	Brazil — 4.0%
6,101,020	Banco do Brasil SA	73,037,891
535,000	Compania de Concessoes Rodoviarias	11,156,594
391,419,498	Compania Saneamento Basico SAO PA	23,730,043
5,909,672	Compania Siderurgica Nacional SA	153,361,637
2,264,618,000	Electrobas (Centro)	33,048,818
894,600	Petroleo Brasileiro SA (Petrobras)	43,874,957
200,000	Petroleo Brasileiro SA (Petrobras) ADR	9,760,000
3,000,204	Souza Cruz SA (Registered)	40,319,405
		388,289,345

	Chile — 0.3%
74,976	Banco de Chile ADR	2,951,805
386,000	Banco Santander Chile SA ADR	13,606,500
279,081	Enersis SA ADR	2,450,331
55,200	Lan Airlines SA	1,957,392
273,300	Masisa SA ADR	5,345,748
269,601	Quinenco SA ADR	3,399,669
		29,711,445

	China — 3.0%
282,600	China Finance Online Co ADR *	1,995,156
11,215,000	China Mobile Ltd	36,380,031
284,800	China Mobile Ltd ADR	4,613,760
38,331,000	China Petroleum & Chemical Corp Class H	17,429,191
6,021,000	China Resources Enterprise Ltd	8,558,460
33,476,000	China Telecom Corp Ltd	12,722,593

See accompanying notes to the financial statements.	3

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	China — continued
909,800	China Telecom Corp Ltd ADR	34,517,812
23,620,000	CNOOC Ltd	13,584,843
52,000	CNOOC Ltd ADR	2,974,920
11,880,000	Foxconn International Holdings 144A *	6,093,128
30,674,000	Guangdong Investments Ltd	9,580,623
132,528,889	PetroChina Co Ltd Class H	83,422,874
8,677,000	Shanghai Industrial Holdings Ltd	19,544,792
8,648,000	Weiqiao Textile Co	14,117,099
9,624,000	Yanzhou Coal Mining Co Ltd Class H	15,169,343
18,116,000	Zhejiang Expressway Co Ltd	13,068,737
8,711,918	Zhejiang Southeast Electric Power Co Class B	4,781,972
		298,555,334

	Czech Republic — 0.1%
134	Ceska Pojistovna	111,427
123,500	Cesky Telecom AS	2,187,066
272,600	CEZ AS	5,200,782
9,800	Komercni Banka AS	1,624,535
700	Philip Morris CR AS	602,888
82,900	Unipetrol *	666,757
9,200	Zentiva NV *	366,367
		10,759,822

	Egypt — 1.0%
2,472,188	Commercial International Bank *	20,011,672
250,516	Eastern Tobacco Co	7,776,081
987,957	MobiNil-Egyptian Mobile Services Co	31,505,632
543,160	Orascom Telecommunications *	37,549,548
		96,842,933

	Hungary — 0.1%
10,800	Egis Rt	1,016,585
45,300	MOL Magyar Olaj es Gazipari Rt (New Shares)	3,976,543
102,400	OTP Bank	4,082,464
		9,075,592

4	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	India — 2.6%
2,341,500	Amtek Auto Ltd	9,185,482
1,449,458	Arvind Mills Ltd *	4,232,992
2,252,000	Bank of India	4,551,553
1,013,395	Bharat Electronics Ltd	16,650,324
427,131	Bharat Petrol Corp	4,203,888
1,896,476	Bharti Televentures *	9,808,365
3,000	Cipla Ltd (Shares Under Objection) *(a)	1
203,900	Galaxy Entertainment Corp Ltd *	349,409
596,722	Gammon India Ltd	12,141,822
1,870,920	Geodesic Information Systems Ltd	5,230,149
746,200	Gujarat NRE Coke Ltd	2,434,535
200	HCL Infosystems Ltd (Shares Under Objection) *(a)	-
456,300	HCL Technologies Ltd	3,523,184
155,789	Hero Honda Motors Ltd	1,938,910
383,500	Hexaware Technologies Ltd	6,767,622
1,340,653	Hinduja TMT Ltd (Dematerialized Shares)	9,634,814
361,200	Hindustan Petroleum Corp	2,908,572
714,000	ICICI Bank Ltd	6,234,231
9,586,639	Indian Overseas Bank	14,734,807
15,500	Infosys Technologies Inc	793,041
22,500	ING Vysya Bank Ltd	88,806
100	ITC Ltd (Shares Under Objection) *(a)	—
1,078,450	IVRCL Infrastructure	9,959,828
2,594,245	Jaiprakash Associates Ltd	12,630,057
1,088,472	Jindal Steel & Power Ltd	24,967,962
938,000	KEC International Ltd *	3,338,577
411,000	Larsen & Toubro Ltd	10,234,983
87	Mahindra GESCO Developers Ltd *	282
700	National Thermal Power Co	1,491
15,956	NIIT Technologies *	48,715
505,446	Omax Autos Ltd	1,075,688
306,800	Raymond Ltd	2,285,170
900	Reliance Energy Ltd (Shares Under Objection) *(a)	-
7,133	Reliance Industries Ltd (Shares Under Objection) *(a)	2
174,899	Sakthi Sugars Ltd *	231,249
328,200	Satyam Computer Services Ltd	3,086,094

See accompanying notes to the financial statements.	5

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	India — continued
778,044	Shasun Chemicals & Drugs Ltd	6,716,448
195,109	Siemens India Ltd	7,349,612
656,490	Sintex Industries Ltd	5,655,539
325,100	Tata Consultancy Services Ltd	10,247,944
470,192	Thermax Ltd (Preference Shares) *	104,487
1,850,100	Union Bank of India	5,081,837
1,205,635	United Phosphorus Ltd	18,419,294
6,688,372	Vijaya Bank India	9,720,005
1,900,000	Welspun India Ltd *	5,803,928
600	Wockhardt Ltd	4,937
		252,376,636

	Indonesia — 2.8%
67,847,613	Astra International Tbk PT	78,976,668
151,963,000	Bank Central Asia Tbk PT	53,772,320
116,210,219	Bank NISP Tbk PT	10,654,848
259,467,000	Bumi Resources Tbk PT *	23,580,401
8,207,000	Ciputra Surya Tbk PT	1,360,811
18,089,500	HM Sampoerna Tbk PT	15,876,859
12,744,600	Limas Stokhomindo Tbk PT *	602,044
94,951,500	Matahari Putra Prima Tbk PT	6,804,990
51,385,000	Mayora Indah Tbk	6,737,600
25,978,000	PT Bank Mandiri	5,065,304
63,240,950	PT Bank Pan Indonesia Tbk (b)	3,539,471
66,007,000	Summarecon Agung	6,373,788
108,225,560	Telekomunikasi Indonesia Tbk PT	51,720,804
301,969	Telekomunikasi Indonesia Tbk PT ADR	5,800,824
		270,866,732

	Lebanon — 0.0%
12,059	Banque Libanaise pour le Commerce Sal *	35,695

	Malaysia — 3.5%
40,214,000	Arab-Malaysian Corp Berhad *	14,524,662
20,905,000	Berjaya Sports Toto	22,407,409

6	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Malaysia — continued
42,833,000	Commerce Asset Holdings Berhad	52,491,841
7,518,956	Edaran Otomobil Berhad	9,390,582
5,778,923	EON Capital Berhad	8,962,653
10,902,200	Highlands and Lowlands Berhad	10,335,286
13,040,600	IJM Corp Berhad	16,396,495
16,846,000	Malaysian International Shipping Berhad (Foreign Registered)	70,825,904
18,997,100	Maxis Communications Berhad	48,939,029
29,725,000	Telekom Malaysia Berhad	86,031,190
		340,305,051

	Mexico — 6.4%
9,545,900	Alfa SA de CV Class A	53,744,111
1,323,510	America Movil SA de CV Class L ADR	77,690,037
4,696,289	Carso Global Telecom Class A *	8,503,248
74,555	Cemex SA de CV ADR (Participating Certificates)	2,979,963
7,130,037	Cemex SA de CV CPO	57,028,221
22,964,500	Corporacion GEO SA de CV Series B *	57,819,295
4,623,000	Fomento Economico Mexicano SA de CV	27,776,896
7,924,000	Grupo Cementos de Chihuahua SA de CV	17,131,275
10,170,900	Grupo Financiero Banorte SA de CV	70,355,497
8,232,755	Grupo Financiero Serfin SA de CV Class B *(a) (c)	7,416
6,855,600	Grupo Mexico SA Class B *	39,770,891
4,904,000	Grupo Televisa SA (Participating Certificates)	15,832,608
4,704,700	Telefonos de Mexico SA de CV Class L ADR	184,471,287
3,730,735	Walmart de Mexico SA de CV Class V	13,708,252
		626,818,997

	Philippines — 1.0%
117,971,950	Ayala Land Inc	20,239,731
6,264,240	Bank of the Philippine Islands	6,670,699
15,397,528	First Philippine Holdings	16,214,608
1,224,467	Philippine Long Distance Telephone	31,088,599
278,900	Philippine Long Distance Telephone ADR	7,106,372
50,000	Philippine Long Distance Telephone GDR 144A	2,475,000

See accompanying notes to the financial statements.	7

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Philippines — continued
6,660,251	San Miguel Corp Class B	9,683,752
60,891,199	SM Prime Holdings	9,569,174
		103,047,935

	Poland — 0.7%
350,000	BRE Bank SA *	14,574,975
3,145,300	Polski Koncern Naftowy Orlen SA	49,652,022
		64,226,997

	Russia — 0.6%
202,700	Lukoil ADR	28,327,325
237,300	Mobile Telesystems ADR	9,513,357
135,000	Russia Petroleum *(a)	405,000
11,500	Sberbank RF	6,767,750
19,368,800	Silovye Mashiny *	1,045,915
265,300	Vimpel-Communications ADR *	10,638,530
		56,697,877

	South Africa — 10.1%
7,563,140	ABSA Group Ltd	103,143,785
1,920,800	AECI Ltd	14,201,518
10,660,030	African Bank Investments Ltd	31,789,512
4,087,000	AVI Ltd	10,688,403
2,196,000	Barlow Ltd	39,877,967
4,087,000	Consol Ltd *	8,130,195
352,000	Edgars Consolidated Stores Ltd	17,917,523
5,166,890	Foschini Ltd	34,975,448
407,000	Impala Platinum Holdings Ltd	35,751,201
10,153,376	Ispat Iscor Ltd	111,462,956
3,792,900	MTN Group Ltd	31,100,902
1,264,000	Naspers Ltd Class N	16,844,403
1,510,000	Nedcor Ltd	20,716,384
35,111,000	Old Mutual Plc	95,114,758
2,793,200	Premier Group Ltd *(a)	4,790
5,828,770	Remgro Ltd	90,636,636

8	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Africa — continued
40,165,257	Sanlam Ltd	91,788,590
4,952,410	Sasol Ltd	124,247,676
2,324,317	Standard Bank Group Ltd	25,603,341
3,586,000	Steinhoff International Holdings	8,386,735
2,414,341	Telkom SA Ltd	46,903,157
1,354,000	Tiger Brands Ltd	23,663,334
1,217,200	Tongaat-Hulett Group	12,504,957
		995,454,171

	South Korea — 25.4%
70,780	Amorepacific Corp	16,357,617
1,192,700	Cheil Industries Inc	21,193,241
977,691	Clover Hitech Co Ltd *	9,233,747
50,800	Daekyo Co Ltd	3,570,770
570,720	Daelim Industrial Co Ltd	35,662,849
3,113,000	Daesang Corp	17,068,449
6,162,500	Daewoo Engineering & Construction Co Ltd	45,855,323
3,602,110	Daewoo Heavy Industries & Machinery Ltd	32,548,861
1,823,000	Daewoo Securities Co Ltd *	12,811,352
1,234,800	Dongkuk Steel Mill	31,159,357
2,232,700	Dongwon Financial Holding Co Ltd	34,100,595
924,000	DPI Co Ltd	5,307,005
352,635	GS Holdings Corp	9,398,411
619,900	Hana Bank	17,724,150
224,165	Hanil Cement Manufacturing	13,950,828
2,005,000	Hanjin Heavy Industry & Construction	26,811,548
953,300	Hanjin Shipping	28,335,442
228,700	Hankuk Electric Glass Co Ltd	12,490,252
3,097,900	Hanwha Chemical Corp	41,207,164
4,496,508	Hanwha Corp	82,915,659
858,561	Hyosung Corp	11,158,507
1,653,490	Hyundai Development Co	29,290,552
2,024,000	Hyundai Engineering & Construction *	36,815,526
1,392,000	Hyundai Merchant Marine *	25,636,920
1,010,349	Hyundai Mipo Dockyard	52,805,012

See accompanying notes to the financial statements.	9

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
612,800	Hyundai Mobis	41,230,021
2,511,320	Hyundai Motor Co	143,959,885
4,945,600	Industrial Bank of Korea	42,996,592
2,125,300	INI Steel Co	42,154,980
1,217,800	Jusung Engineering Co Ltd *	18,036,007
8,370,600	KIA Motors Corp	118,103,776
2,619,200	Korea Electric Power Corp	71,250,291
346,375	Korea Information Service Inc	8,268,973
1,543,400	Korean Air Lines Co Ltd	31,570,690
629,200	KT Corp	26,221,686
303,100	KT Corp ADR	7,034,951
2,943,700	KT&G Corp	92,576,699
576,000	KT&G Corp GDR 144A	8,928,000
1,102,700	Kumho Industrial Co Ltd	16,931,546
1,896,894	LG Chemicals Ltd	52,591,414
522,110	LG Electronics Inc	40,731,572
484,000	LG Engineering & Construction Ltd	13,500,158
325,137	LG Home Shopping Inc	26,280,745
1,994,000	LG Investment & Securities Co Ltd *	23,229,467
625,100	LG Petrochemical Co Ltd	16,998,447
1,833,689	Namhae Chemical Corp	5,348,210
200,700	NCSoft Corp *	14,366,040
1,119,800	Poongsan Corp	16,608,262
1,117,149	POSCO	244,063,546
1,341,200	Samsung Corp	21,187,056
703,150	Samsung Electronics Co Ltd	365,693,005
215,900	Samsung SDI Co Ltd	26,295,633
234,600	SFA Engineering Corp	5,746,611
778,770	Shinhan Financial Group Co Ltd	23,041,252
119,200	Shinsegae Co Ltd	38,348,608
2,118,320	SK Corp	132,624,481
48,400	SK Telecom Co Ltd	8,765,081
2,502,500	SK Telecom Co Ltd ADR	53,303,250
701,700	SODIFF Advanced Materials Co Ltd	14,136,161
791,900	STX Engine Co Ltd	7,923,575

10	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
320,833	Taewoong Co Ltd	2,541,104
1,975,700	Woori Finance Holdings Co Ltd	18,422,682
		2,494,419,594

	Sri Lanka — 0.0%
333,600	Lanka Walltile Ltd	178,013

	Taiwan — 16.9%
40,834,585	Acer Inc	66,285,647
5,822,290	Ambassador Hotel *	3,744,605
56,551,374	Asustek Computer Inc	162,579,742
25,463,100	Benq Corp	28,600,026
12,482,000	Cathay Financial Holding Co Ltd	25,386,573
17,166,000	Cathay Real Estate Development Co Ltd	10,279,993
31,607,851	Chang Hwa Commercial Bank *	21,936,032
22,096,820	Cheng Loong Corp	8,769,409
70,039,000	China Bills Finance Corp	25,375,391
92,216,651	China Development Financial Holding Corp *	40,982,706
104,810,830	China Steel Corp	125,106,294
25,483,371	Chinatrust Financial Holding Co	30,369,734
42,663,108	Chung Hung Steel Corp *	29,994,855
44,882,000	Chunghwa Telecom Co Ltd	92,617,646
845,220	Chunghwa Telecom Co Ltd ADR	18,425,796
12,036,294	Compal Electronics Inc	11,634,736
7,492,000	Evergreen Marine Corp	7,783,605
24,156,000	Far East International Bank	15,065,401
25,939,323	Far Eastern Textile Co Ltd	19,639,523
19,451,600	Formosa Chemicals & Fibre Co	38,851,692
9,588,000	Formosa Petrochemical Corp	18,963,972
24,133,000	Formosa Plastics Corp	44,416,833
14,438,000	Fubon Financial Holding Co Ltd	15,167,147
18,072,302	GigaByte Technology Co Ltd	19,560,708
4,015,000	High Tech Computer Corp	24,092,299
17,372,456	Hon Hai Precision Industry Co Ltd	80,874,931
22,209,500	International Bank of Taipei	16,777,391

See accompanying notes to the financial statements.	11

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
42,162,016	Inventec Co Ltd	21,806,906
20,493,000	KGI Securities Co Ltd *	9,885,235
16,382,100	Lite-On Technology Corp	17,848,108
3,999,000	MediaTek Inc	30,051,430
60,491,000	Mega Financial Holdings Co Ltd	41,020,995
18,650,500	Micro-Star International Co Ltd	12,828,520
6,592,238	Nan Ya Plastic Corp	10,068,201
2,070,000	Novatek Microelectronics	8,590,820
18,982,057	Oriental Union Chemical	20,753,716
25,988,000	Powerchip Semiconductor *	22,024,997
23,163,000	Promos Technologies Inc *	10,532,830
21,507,197	Realtek Semiconductor Corp	24,343,753
26,458,518	Shin Kong Financial Holdings	27,001,139
25,854,073	Sinopac Holdings Co	16,034,433
29,742,000	Taiwan Cellular Corp	32,100,307
68,926,949	Taiwan Cement Corp	44,931,367
7,950,000	Taiwan Fertilizer Co Ltd	9,481,884
103,646,000	Taiwan Semiconductor Manufacturing Co Ltd	182,656,733
50,619,000	Tatung Co Ltd *	19,003,623
221	United Microelectronics Corp ADR *	818
72,506,000	Walsin Lihwa Corp *	35,680,511
5,169,000	Wan Hai Lines Ltd	6,033,577
33,749,000	Waterland Financial Holdings	14,228,765
6,409,841	Wintek Corp	7,733,593
22,026,000	Yang Ming Marine Transport	21,801,630
18,123,628	Yieh Phui Enterprise	13,274,683
		1,663,001,261

	Thailand — 0.6%
5,240,500	Advanced Info Service Pcl (Foreign Registered) (a)	15,074,660
14,981,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	6,346,553
15,359,800	Central Pattana Pcl (Foreign Registered) (a)	3,574,849
592,762	Golden Land Property (Foreign Registered) *(a)	161,211
6,947,200	Golden Land Property NVDR *	1,889,406
13,394,100	Home Product Center Pcl (Foreign Registered) (a)	1,908,939

12	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Thailand — continued
10,164,250	Krungthai Card Pcl (Foreign Registered) *(a)	6,591,878
7,766,000	Land & House Pcl (Foreign Registered)	2,071,475
18,487,300	Land & House Pcl NVDR	4,616,990
1,710,900	PTT Pcl (Foreign Registered) (a)	9,712,847
16,659,900	Saha Pathana International Holdings Pcl (Foreign Registered) (a)	6,230,036
3,108,050	Star Block Co Ltd (Foreign Registered) *(a) (c)	813
		58,179,657

	Turkey — 3.4%
15,146,927	Akbank TAS	93,472,950
2,862,695	Doktas Dokumculuk Ticaret *	4,780,901
19,458,287	Finansbank AS *	52,184,001
81,588	Galatasaray Sportif Sinai ve Ticari Yatirimlar AS	5,284,683
42,150	Medya Holding AS *	329
5,675,723	Trakya Cam Sanayii AS	20,732,093
2,076,767	Tupras-Turkiye Petrol Rafineriler AS	27,508,988
2,599,818	Turk Sise Ve Cam Fabrikal AS	8,467,950
1,030,052	Turkcell Iletisim Hizmet AS	7,559,361
1,873,976	Turkiye Garanti Bankasi Class C *	8,635,042
8,884,226	Turkiye IS Bankasi Class C	62,885,502
5,860,796	Vestel Elektronik Sanayi *	24,171,330
2,969,400	Yapi Ve Kredi Bankasi AS *	13,314,160
		328,997,290

	Venezuela — 0.3%
1,587,712	Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR	33,183,181

	TOTAL COMMON STOCKS (COST $5,624,493,990)	8,199,947,394

	PREFERRED STOCKS — 13.4%

	Brazil — 10.5%
1,319,553	Banco Bradesco SA 6.11%	41,734,463
516,817	Banco Itau Holding Financeira SA 2.71%	89,811,798
23,945,000	Belgo Mineira (Registered) 3.41%	13,657,758

See accompanying notes to the financial statements.	13

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Brazil — continued
43,739,998	Caemi Mineracao e Metalurgica SA *	45,099,747
2,556,716,860	Centrais Electricas Brasileiras SA Class B 6.81%	35,741,707
1,344,111,000	Compania Energetica de Minas Gerais 5.92%	34,932,871
3,502,668,000	Compania Paranaense de Energia 1.36%	19,193,998
3,574,726	Gerdau SA 8.17%	70,334,926
63,744,925	Investimentos Itau SA 4.62%	124,806,631
23,228,000	Net Servicos de Comunicacoa SA *	7,714,261
8,157,913	Petroleo Brasileiro SA (Petrobras) 5.51%	350,416,939
521,700	Petroleo Brasileiro SA ADR 6.93%	22,172,250
6,805,823	Sadia SA 4.03%	12,983,497
1,448,188,248	Siderurgica de Tubarao 3.52%	92,165,060
11,190,868,211	Tele Centro Oeste Celular Participacoes SA 4.12%	42,135,920
407,300	Tele Centro Oeste Celular SA ADR 3.78%	4,643,220
15,688,437	Unipar, Class B 1.99%	25,990,884
		1,033,535,930

	India — 0.1%
1,705,060	CBAY Systems Ltd Series E *(d)	4,399,055

	South Korea — 2.8%
653,200	Hyundai Motor Co 3.68%	21,210,756
679,400	LG Electronics Inc 3.43%	29,533,799
652,353	Samsung Electronics Co Ltd (Non Voting) 2.95%	225,990,036
		276,734,591

	TOTAL PREFERRED STOCKS (COST $584,291,068)	1,314,669,576

14	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value/ Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.6%

	United States — 0.6%
7,715,000	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (g) (h)	10,003,917
34,950,000	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (g)	44,971,109
3,915,000	US Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (g)	4,977,014
		59,952,040

	TOTAL DEBT OBLIGATIONS (COST $60,360,749)	59,952,040

	PRIVATE EQUITY SECURITIES — 0.6%

	India — 0.0%
262,100	U TV Software Comm Ltd *(a) (d)	300,229

	Poland — 0.6%
21,635,077	CHP Investors (Multimedia) *(a) (d)	42,759,566
25,091,031	MHP Investors (Tri Media Holdings Ltd) *(a) (d)	13,930,541
		56,690,107

	Russia — 0.0%
124,330	Divot Holdings NV *(a) (c) (d)	1,243
90,000	Divot Holdings NV *(a) (c) (d)	900
46,624	Divot Holdings NV, Convertible Securities *(a) (c) (d)	466
		2,609

	Sri Lanka — 0.0%
1,591,169	Millenium Information Technology *(a) (d)	787,470

	TOTAL PRIVATE EQUITY SECURITIES (COST $55,902,984)	57,780,415

See accompanying notes to the financial statements.	15

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	INVESTMENT FUNDS — 0.2%

	India — 0.0%
170	SPG Infinity Technology Fund I *(a) (d)	1,924,400
1,371,900	TDA India Technology Fund II LP *(a) (d)	830,301
100	UTI Masterplus 1991 Units (Shares Under Objection) *(a)	—
		2,754,701

	Kazakhstan — 0.0%
450,000	Kazakhstan Investment Fund *(a) (d)	108,000

	Poland — 0.0%
1,749,150	The Emerging Europe Fund II, LP *(a) (d)	499,242

	Russia — 0.2%
9,500,000	NCH Eagle Fund LP *(a) (d)	19,291,750

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund *(a) (d)	58,335

	TOTAL INVESTMENT FUNDS (COST $17,356,270)	22,712,028

	RIGHTS AND WARRANTS — 0.2%

	India — 0.2%
2,583,067	Arvind Warrants, Expires 6/12/07 (Goldman Sachs) *(f) (g)	7,568,505
990,099	CBAY Systems Ltd Warrants, Expires 12/31/05 *(d)	524,752
177,835	Hero Honda Motors Ltd Warrants, Expires 5/5/06 (Merrill Lynch) *(f) (g)	2,222,937
600,000	ING Vysya Bank Ltd Rights, Expires 4/14/05 *	1,766,323
32,542	Uniphos Enterprises Ltd Warrants, Expires 1/28/09 (Merrill Lynch) *(f) (g)	18,585
142,330	United Phosphorus Ltd Warrants, Expires 1/28/09 (Merrill Lynch) *(f) (g)	2,177,388
		14,278,490

	Thailand — 0.0%
2,689,393	True Corp Pcl Warrants, Expires 4/03/08 *(a)	—

	TOTAL RIGHTS AND WARRANTS (COST $10,742,602)	14,278,490

16	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUND — 0.0%

	United States — 0.0%
8,064	GMO Special Purpose Holding Fund *(e)	125,078

	TOTAL MUTUAL FUND (COST $56,884)	125,078

	CONVERTIBLE SECURITIES — 0.0%

	Malaysia — 0.0%
911,400	Berjaya Sports Toto Berhad, 8.00%, due 06/25/12	911,400

	Russia — 0.0%
56,000	Lukinter Finance BV, 3.50%, due 11/29/07 *	96,320

	TOTAL CONVERTIBLE SECURITIES (COST $775,821)	1,007,720

	SHORT-TERM INVESTMENTS — 0.3%

	Cash Equivalents — 0.3%
32,900,000	Rabobank GC Time Deposit, 2.57%, due 03/01/05	32,900,000
590,000	The Boston Global Investment Trust (i)	590,000
		33,490,000

	TOTAL SHORT-TERM INVESTMENTS (COST $33,490,000)	33,490,000

	TOTAL INVESTMENTS — 98.9%
	(Cost $6,387,470,368)	9,703,962,741

	Other Assets and Liabilities (net) — 1.1%	106,940,644

	TOTAL NET ASSETS — 100.0%	$9,810,903,385

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

As of February 28, 2005, 70.9% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt

* Non-income producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(b) All or a portion of this security is out on loan (Note 2).
(c) Bankrupt issuer.
(d) Direct placement securities are restricted as to resale.
(e) Affiliated issuer.
(f) Structured warrants with risks similar to equity swaps.
(g) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).
(h) All or a portion of this security is held as collateral for open swap contracts (Note 2).
(i) Investment of security lending collateral (Note 2).

18	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Additional information on each restricted security is as follows:

			Market
			Value as a
			Percentage	Market
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer, Description	Date	Cost	Net Assets	February 28, 2005
CBAY Systems Ltd Series E	05/06/03	$3,444,220	0.04%	$ 4,399,055
CBAY Systems Ltd Warrants, Expires 12/31/05	01/02/04	0	0.01%	524,752
CHP Investors (Multimedia)	12/13/99 - 3/05/01	22,825,006	0.44%	42,759,566
Divot Holdings NV, Private Equity Securities	9/21/01	124,330	0.00%	1,243
Divot Holdings NV, Private Equity Securities	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Convertible Securities	3/27/02	46,624	0.00%	466
Kazakhstan Investment Fund	10/16/97	3,285,000	0.00%	108,000
MHP Investors (Tri Media Holdings Ltd)	11/27/01	26,147,396	0.14%	13,930,541
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/21/97	9,500,000	0.20%	19,291,750
Societe Generale Thalmann Ukraine Fund	7/15/97	1,123,189	0.00%	58,335
SPG Infinity Technology Fund I	12/23/99	1,190,000	0.02%	1,924,400
TDA India Technology Fund II LP	2/23/00 - 3/23/04	1,371,900	0.01%	830,301
The Emerging Europe Fund II, LP	12/05/97 - 3/17/00	1,749,150	0.01%	499,242
U TV Software Comm Ltd	2/29/00	3,004,959	0.00%	300,229
				$85,416,250

See accompanying notes to the financial statements.	19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Total Return Swaps

						Net
Notional	Expiration					Unrealized
Amount	Date	Counterparty	Receive	(Pay)	Index	Appreciation
8,007,831 USD	5/4/2005	Morgan Stanley	Return on Index	3 month LIBOR - 3.00%	MSCI Egypt Index	$712,812
13,891,355 USD	5/20/2005	Merrill Lynch International	Return on Index	3 month LIBOR -4.55%	MSCI India Index	92,165
5,000,410 USD	7/11/2005	Merrill Lynch International	Return on Index	6 month LIBOR -3.75%	MSCI Poland Index	1,022,762
3,716,276 USD	7/12/2005	Deutsche Bank AG	Return on Index	OAO Gazprom shares	weekly LIBOR +0.75%	1,140,029
13,365,328 USD	9/9/2005	Merrill Lynch International	Return on Index	3 month LIBOR -3.50%	MSCI Taiwan Index	1,133,284
						$4,101,052

20	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments in unaffiliated issuers, at value, including securities on loan of $578,400 (cost $6,387,413,484) (Note 2)	$9,703,837,663
Investments in affiliated issuers, at value (cost $56,884) (Notes 2 and 8)	125,078
Cash	6,883,119
Foreign currency, at value (cost $61,839,245) (Note 2)	61,906,740
Receivable for investments sold	22,747,002
Dividends and interest receivable	63,295,401
Foreign taxes receivable	3,627,411
Receivable for open swap contracts (Note 2)	4,101,052
Periodic payments from open swap agreements (Note 2)	3,211,712
Receivable for expenses reimbursed by Manager (Note 3)	111,664

Total assets	9,869,846,842

Liabilities:
Payable for investments purchased	43,867,637
Payable upon return of securities loaned (Note 2)	590,000
Payable for Fund shares repurchased	951,518
Accrued capital gain and repatriation taxes payable (Note 2)	3,245,608
Payable to affiliate for (Note 3):
Management fee	5,781,334
Shareholder service fee	820,993
Trustees and Chief Compliance Officer fees	13,473
Accrued expenses	3,672,894

Total liabilities	58,943,457
Net assets	$9,810,903,385

Net assets consist of:
Paid-in capital	$6,103,533,270
Undistributed net investment income	1,958,038
Accumulated net realized gain	386,215,026
Net unrealized appreciation	3,319,197,051
$9,810,903,385

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005 — (Continued)

Net assets attributable to:
Class III shares	$4,433,098,445
Class IV shares	$3,255,865,123
Class V shares	$38,564,119
Class VI shares	$2,083,375,698

Shares outstanding:
Class III	232,659,727
Class IV	171,201,467
Class V	2,027,531
Class VI	109,499,389

Net asset value per share:
Class III	$19.05
Class IV	$19.02
Class V	$19.02
Class VI	$19.03

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $28,344,524)	$ 239,837,020
Dividends from affiliated issuers (Note 8)	106,656
Interest (including securities lending income of $169,332)	5,021,849

Total income	244,965,525

Expenses:
Management fee (Note 3)	61,232,718
Shareholder service fee (Note 3) - Class III	5,634,891
Shareholder service fee (Note 3) - Class IV	2,398,951
Shareholder service fee (Note 3) - Class V	154,262
Shareholder service fee (Note 3) - Class VI	735,416
Custodian and fund accounting agent fees	10,887,982
Transfer agent fees	64,599
Audit and tax fees	169,652
Legal fees	219,534
Trustees fees and related expenses (Note 3)	118,719
Registration fees	168,994
Miscellaneous	159,150
Total expenses	81,944,868
Fees and expenses reimbursed by Manager (Note 3)	(687,131)
Net expenses	81,257,737

Net investment income	163,707,788

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax and CPMF tax of $2,800,335 and $227,395, respectively) (Note 2)	968,397,491
Closed swap contracts	14,378,435
Foreign currency, forward contracts and foreign currency related transactions	(3,299,501)

Net realized gain	979,476,425

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $3,245,608) (Note 2)	1,232,171,012
Open swap contracts	540,460
Foreign currency, forward contracts and foreign currency related transactions	1,635,450

Net unrealized gain	1,234,346,922

Net realized and unrealized gain	2,213,823,347

Net increase in net assets resulting from operations	$2,377,531,135

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:

Net investment income	$163,707,788	$ 81,745,351
Net realized gain	979,476,425	380,067,313
Change in net unrealized appreciation (depreciation)	1,234,346,922	2,185,930,521

Net increase in net assets from operations	2,377,531,135	2,647,743,185

Distributions to shareholders from:
Net investment income
Class III	(72,005,938)	(59,919,466)
Class IV	(49,441,849)	(27,150,683)
Class V	(1,769,486)	(1,361,896)
Class VI	(31,573,876)	(8,877,816)
Total distributions from net investment income	(154,791,149)	(97,309,861)
Net realized gains
Class III	(257,307,655)	—
Class IV	(179,643,341)	—
Class V	(24,240)	—
Class VI	(117,184,878)	—
Total distributions from net realized gains	(554,160,114)	—

	(708,951,263)	(97,309,861)
Net share transactions (Note 7):
Class III	(332,269,901)	1,301,379,499
Class IV	842,762,604	43,777,851
Class V	(316,414,743)	311,516,561
Class VI	801,130,131	695,037,226

Increase in net assets resulting from net share transactions	995,208,091	2,351,711,137

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets — (Continued)

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Purchase premiums and redemption fees (Notes 2 and 7):

Class III	$ 3,225,794	$ 15,077,204
Class IV	697,130	3,088,281
Class V	—	1,500
Class VI	2,255,094	1,018,454
Increase in net assets resulting from net purchase premiums and redemption fees	6,178,018	19,185,439

Total increase in net assets resulting from net share transactions and net purchase premiums and redemption fees	1,001,386,109	2,370,896,576

Total increase in net assets	2,669,965,981	4,921,329,900

Net assets:
Beginning of period	7,140,937,404	2,219,607,504
End of period (including undistributed net investment income of $1,958,038 and distributions in excess of net investment income of and $15,454,831, respectively)	$9,810,903,385	$7,140,937,404

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002		2001
Net asset value, beginning of period	$ 15.78	$ 8.82	$ 9.84	$ 9.04		$ 11.16

Income from investment operations:
Net investment income †	0.34	0.23	0.11	0.18		0.17
Net realized and unrealized gain (loss)	4.40	6.97	(1.00)	0.80		(2.27)

Total from investment operations	4.74	7.20	(0.89)	0.98		(2.10)

Less distributions to shareholders:
From net investment income	(0.32)	(0.24)	(0.13)	(0.18)		(0.02)
From net realized gains	(1.15)	—	—	—		—

Total distributions	(1.47)	(0.24)	(0.13)	(0.18)		(0.02)

Net asset value, end of period	$ 19.05	$ 15.78	$ 8.82	$ 9.84		$ 9.04

Total Return (a)	31.45%	82.10%	(9.14)%	11.15%		(18.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,433,098	$4,079,172	$1,215,653	$826,960		$560,205
Net expenses to average daily net assets	1.11%	1.12%	1.16%	1.19	%(b)	1.23%
Net investment income to average daily net assets	2.17%	1.85%	1.12%	2.32%		1.69%
Portfolio turnover rate	57%	46%	59%	74%		90%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.02%	0.02%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:	$ 0.01	$ 0.06	$ 0.05	$ 0.05		$ 0.03

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate 0.035% of average daily net assets.

†    Computed using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002		2001
Net asset value, beginning of period	$ 15.75	$ 8.81	$ 9.83	$ 9.03		$ 11.16

Income from investment operations:
Net investment income †	0.34	0.24	0.11	0.17		0.17
Net realized and unrealized gain (loss)	4.41	6.94	(0.99)	0.82		(2.28)

Total from investment operations	4.75	7.18	(0.88)	0.99		(2.11)

Less distributions to shareholders:
From net investment income	(0.33)	(0.24)	(0.14)	(0.19)		(0.02)
From net realized gains	(1.15)	—	—	—		—

Total distributions	(1.48)	(0.24)	(0.14)	(0.19)		(0.02)
Net asset value, end of period	$ 19.02	$ 15.75	$ 8.81	$ 9.83		$ 9.03
Total Return (a)	31.59%	81.97%	(9.09)%	11.22%		(18.82)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,255,865	$1,799,736	$1,003,594	$735,455		$467,619
Net expenses to average daily net assets	1.06%	1.08%	1.12%	1.14	%(b)	1.18%
Net investment income to average daily net assets	2.13%	2.05%	1.16%	2.27%		1.73%
Portfolio turnover rate	57%	46%	59%	74%		90%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.02%	0.02%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:	$ 0.00 (c)	$ 0.05	$ 0.02	$ 0.03		$ 0.03

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate 0.035% of average daily net assets.

(c) Purchase premiums and redemption fees were less than $0.01 per share.

†    Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class V Share outstanding throughout each period)

	Period from				Period from
	February 11, 2005				August 4, 2003
	(commencement		Period from		(commencement
	of operations)		March 1, 2004		of operations)
	through		through		through
	February 28, 2005 (a)		October 26, 2004 (a)		February 29, 2004

Net asset value, beginning of period	$ 17.88		$ 15.77		$ 10.81

Income from investment operations:
Net investment income (loss) †	(0.01)		0.25		0.13
Net realized and unrealized gain (loss)	1.15		(0.09)		5.02

Total from investment operations	1.14		0.16		5.15

Less distributions to shareholders:
From net investment income	—		(0.07)		(0.19)
From net realized gains	—		(0.00	)(b)	—

Total distributions	—		(0.07)		(0.19)
Net asset value, end of period	$ 19.02		$ 15.86		$ 15.77
Total Return (c)	6.38	%**	1.10	%**	47.82	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,564		$116,417		$382,193
Net expenses to average daily net assets	1.03	*%	1.05	%*	1.07	%*
Net investment income (loss) to average daily net assets	(0.05	)%(d)**	1.70	%(d)**	1.69	%*
Portfolio turnover rate	57	%***	57	%***	46	%****
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*	0.01	%*	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	—		—		$ 0.03

(a)    The class was inactive from October 27, 2004 to February 11, 2005.

(b)    Distributions from net realized gains were less than $0.01 per share.

(c)    The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)    The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.

†       Computed using average shares outstanding throughout the period.

*       Annualized.

**    Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

****Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

28	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)
Net asset value, beginning of period	$ 15.76	$ 10.45

Income from investment operations:
Net investment income †	0.34	0.14
Net realized and unrealized gain (loss)	4.41	5.42

Total from investment operations	4.75	5.56

Less distributions to shareholders:
From net investment income	(0.33)	(0.25)
From net realized gains	(1.15)	—

Total distributions	(1.48)	(0.25)
Net asset value, end of period	$ 19.03	$ 15.76
Total Return (b)	31.63%	53.62	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,083,376	$879,837
Net expenses to average daily net assets	1.01%	1.04	%*
Net investment income to average daily net assets	2.15%	1.54	%*
Portfolio turnover rate	57%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$ 0.03	$ 0.04

(a) Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†    Computed using average shares outstanding throughout the period.

*    Annualized.

** Not annualized.

See accompanying notes to the financial statements.	29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO Emerging Markets Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe (“Emerging Markets”).  The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index.

Throughout the year ended February 28, 2005, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI.  Class V shareholders had fully redeemed out of the class on October 26, 2004. Class V became active again on February 11, 2005. The principal economic difference among the classes of shares is the level of shareholder service fees borne by the classes.  Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

At February 28, 2005, less than 0.1% of the Fund was invested in the GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund), a separate fund of GMO Trust managed by GMO.  Shares of the GMO Special Purpose Holding Fund are not publicly available for direct purchase. The financial statements of the GMO Special Purpose Holding Fund should be read in conjunction with the Fund’s financial statements.  These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities which are

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.  Shares of other funds of the Trust (“underlying funds”) and other mutual funds are valued at their net asset value as reported on each business day.  For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Certain securities held by the Fund, or underlying funds in which it invests were valued on the basis of a price provided by a principal market maker.  These prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements or the underlying funds.

Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund’s locally held assets pending resolution of the dispute.  The amount of these restricted assets is small relative to the size of the Fund, representing approximately 0.58% of the Fund’s total assets as of February 28, 2005. The valuation of this possible claim and all matters relating to the Fund’s response to these allegations are subject to supervision and control of the Trust’s Board of Trustees, and all costs in respect of this matter being borne by the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  As of February 28, 2005, the Fund held no forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.  See the Schedule of Investments for indexed securities held by the Fund at February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities and incurs expenses related to interest and other fees paid to the intermediary.  The gross compensation received and expense paid are $522,669 and $353,337, respectively.  As of February 28, 2005, the Fund had loaned securities having a market value of $578,400 collateralized by cash in the amount of $590,000 which was invested in a short-term instrument.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.  The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $3,245,608 for potential capital gains and repatriation taxes at February 28, 2005.  The accrual for capital gains and repatriation taxes is included in net unrealized gain in the Statement of Operations.  The Fund has incurred $2,800,335 related to capital gain taxes which is included in net realized gain in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.  During the year ended February 28, 2005 the Fund incurred $227,395 related to CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $226,404,971 and $97,309,861, respectively and long-term capital gains - $482,546,292 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $120,664,258 and $349,892,948 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$6,467,625,453	$3,317,738,236	$(81,400,948)	$3,236,337,288

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and passive foreign investment company transactions.  The financial highlights exclude these adjustments.

Undistributed	Accumulated
Net	Net
Investment Income	Realized Gain	Paid-in Capital
$8,496,230	$(10,539,080)	$2,042,850

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations.

Purchases and redemptions of Fund shares

The premium on cash purchases and fees on redemptions of Fund shares are each 0.80%.  If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion.  In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs.  All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital.  These fees are allocated relative to each class’s net assets on the share transaction date.  For the years ended February 28,

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

2005 and February 29, 2004, the Fund received $4,614,444 and $18,802,646 in purchase premiums and $1,563,574 and $382,793 in redemption fees, respectively.  There is no premium for reinvested distributions or in-kind transactions.

Investment risk

Investments in securities of emerging countries present certain risks that are not inherent in many other investments.  Many emerging countries present elements of political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets.  Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund’s ability to repatriate amounts it receives.  The Fund may acquire interests in securities in anticipation of improving conditions in the related countries.  These factors may result in significant volatility in the values of its holdings.  The markets in emerging countries are typically less liquid than those of developed markets.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual direct operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.81% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in GMO Special Purpose Holding Fund. For the year ended February 28, 2005, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Management Fees	Indirect Operating Expenses (excluding management fees, shareholder service fees and investment-related expenses)	Indirect Shareholder Service Fees	Indirect Investment-Related Expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense)	Total Indirect Expenses
< (0.001%)	< 0.001%	0.000%	< 0.001%	< 0.001%

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $69,369 and $3,738, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005 were as follows:

	Purchases	Sales
U.S. Government securities	$50,149,486	$20,577,162
Investments (non-U.S. Government securities)	4,833,364,377	4,248,467,174

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Related parties

At February 28, 2005, 0.6% of the Fund was held by fifty related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	22,789,985	$ 356,466,932	185,551,403	$2,162,900,945
Shares issued to shareholders in reinvestment of distributions	18,207,389	302,857,058	3,408,649	46,031,174
Shares repurchased	(66,895,746)	(991,593,891)	(68,200,572)	(907,552,620)
Purchase premiums and redemption fees	—	3,225,794	—	15,077,204
Net increase (decrease)	(25,898,372)	$(329,044,107)	120,759,480	$1,316,456,703

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	50,766,722	$ 746,501,294	70,116,457	$ 879,159,968
Shares issued to shareholders in reinvestment of distributions	13,485,724	223,882,226	1,571,635	21,070,260
Shares repurchased	(7,304,133)	(127,620,916)	(71,415,775)	(856,452,377)
Purchase premiums and redemption fees	—	697,130	—	3,088,281
Net increase	56,948,313	$ 843,459,734	272,317	$ 46,866,132

			Period from August 4, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		through February 29, 2004
	Shares	Amount	Shares	Amount
Class V:
Shares sold	2,027,531	$ 36,252,254	50,310,591	$ 612,794,696
Shares issued to shareholders in reinvestment of distributions	39,776	557,259	95,841	1,361,896
Shares repurchased	(24,279,304)	(353,224,256)	(26,166,904)	(302,640,031)
Purchase premiums and redemption fees	—	—	—	1,500
Net increase (decrease)	(22,211,997)	$(316,414,743)	24,239,528	$ 311,518,061

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

			Period from June 30, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		through February 29, 2004
	Shares	Amount	Shares	Amount
Class VI:
Shares sold	49,525,885	$ 729,514,934	57,429,557	$ 718,658,880
Shares issued to shareholders in reinvestment of distributions	8,119,899	135,307,131	293,748	4,033,903
Shares repurchased	(3,976,582)	(63,691,934)	(1,893,118)	(27,655,557)
Purchase premiums and redemption fees	—	2,255,094	—	1,018,454
Net increase	53,669,202	$ 803,385,225	55,830,187	$ 696,055,680

8.              Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of these issuers during the year ended February 28, 2005, is set forth below:

	Value,				Realized
	beginning of		Sales	Dividend	Gains	Value, end
Affiliate	period	Purchases	Proceeds	Income	Distributions	of period
GMO Short-Duration Collateral Fund	$—	$3,049,559	$3,049,559	$—	$—	$—
GMO Special Purpose Holding Fund	3,214,348	106,656	3,049,559	106,656	—	125,078	*
Totals	$3,214,348	$3,156,215	$6,099,118	$106,656	$—	$125,078

*After effect of the return of capital distribution of $124,304 and $15,132 on June 10, 2004 and December 16, 2004.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees,  and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	1.10%	$1,000.00	$1,397.30	$6.54
2) Hypothetical	1.10%	$1,000.00	$1,019.34	$5.51

Class IV
1) Actual	1.054%	$1,000.00	$1,398.70	$6.27
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

Class V
1) Actual	N/A**	—	—	—
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

Class VI
1) Actual	1.003%	$1,000.00	$1,399.10	$5.97
2) Hypothetical	1.00%	$1,000.00	$1,019.84	$5.01

*   Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred as disclosed in the table) for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

** Information is not available for the most recent six month period.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $31,144,859 and recognized foreign source income of $268,181,544.

The Fund’s distributions to shareholders include $482,546,292 from long-term capital gains.

For taxable, non-corporate shareholders, 41.39% of the Fund’s income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant - Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Disciplined Equity Fund returned +19.2% for the fiscal year ended February 28, 2005, as compared to +18.7% for the MSCI EAFE benchmark.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Among the portfolio holdings with the largest positive impact to relative returns were Austrian oil company OMV, Belgian financial services company Almanij, Japanese bank Mizuho Financial Group, and Italian oil company ENI.  Less successful holdings included Canadian communications equipment company Nortel Networks, Japanese car makers Toyota Motor and Mitsubishi Motors, and Japanese electronic equipment manufacturer Kyocera.

Industry weightings had a negative impact against MSCI EAFE.  An overweight position in health care and underweight positions in materials and financial stocks detracted from performance.  An overweight to utilities was more successful.

Country allocation was more positive and outweighed the negative industry impact.  Overweighting the smaller markets of Austria, Norway, and Belgium proved beneficial, while underweighting the strong Australian market hurt.  The appreciation of foreign currencies added to the U.S. dollar returns of the strategy.  The MSCI EAFE Index returned 6% higher in U.S. dollar terms than in local currency.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO International Disciplined Equity Fund Class III Shares and the MSCI EAFE Index As of February 28, 2005

$8,500,000
$8,000,000
$7,500,000
$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
2001
2002
2003
2004
2005
1/29/02
$5,000,000
$8,444,795
$7,558,775
GMO International Disciplined Equity Fund
MSCI EAFE Index

	Average Annual Total Return	
	1 Year	Since Inception
Class III		**1/29/02**
	19.20%	18.52%
Class IV		**6/30/03**
	19.24%	29.91%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV shares may vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	96.1%
Preferred Stocks	0.4
Forward Currency Contracts	0.1
Futures	0.0
Short-Term Investments	3.2
Other Assets and Liabilities (net)	0.2
100.0%

Country Summary	% of Investments*
United Kingdom	25.0%
Japan	22.0
Germany	8.0
Netherlands	7.7
France	6.3
Italy	4.6
Belgium	4.2
Australia	3.8
Sweden	3.2
Spain	3.2
Switzerland	2.7
Austria	1.8
Norway	1.7
Singapore	1.4
Ireland	1.3
Hong Kong	1.1
Finland	1.1
Canada	0.7
Denmark	0.2
100.0%

Industry Sector Summary	% of Investments*
Financials	21.2%
Energy	13.7
Consumer Discretionary	12.3
Health Care	11.5
Utilities	10.2
Consumer Staples	8.2
Industrials	7.9
Materials	5.9
Telecommunication Services	5.9
Information Technology	3.2
100.0%

*                   The table excludes short-term investments.

1

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 96.1%

	Australia — 3.7%
102,507	Australia and New Zealand Banking Group Ltd	1,728,631
231,846	BHP Billiton Ltd	3,546,503
159,763	Brambles Industries Ltd	1,002,579
387,054	General Property Trust Units	1,122,957
206,733	National Australia Bank Ltd	4,700,023
119,640	Rinker Group Ltd	1,076,267
806,255	Telstra Corp Ltd	3,359,724
147,882	Westfield Group	1,970,024
151,484	Woodside Petroleum Ltd	2,606,232
		21,112,940

	Austria — 1.8%
15,573	Austrian Airlines *	179,889
5,991	Boehler Uddeholm (Bearer)	902,727
26,817	Erste Bank Der Oesterreichischen Sparkassen AG	1,462,177
8,742	Flughafen Wien AG	679,384
6,229	Generali Holding Vienna AG	260,139
5,860	Mayr-Melnhof Karton AG (Bearer)	1,041,567
927	Oesterreichische Elektrizitaetswirtschafts AG Class A	220,290
9,257	OMV AG	3,206,890
12,236	Voestalpine AG	1,019,165
26,625	Wienerberger AG	1,323,135
		10,295,363

	Belgium — 4.0%
32,059	Almanij NV	3,616,772
3,029	Bekaert NV	256,867
48,026	Belgacom SA *	2,016,764
14,289	Delhaize Group	1,125,429
103,922	Dexia	2,465,184
6,178	Electrabel SA	2,733,545
182,224	Fortis	5,124,340

2	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Belgium — continued
46,701	KBC Bancassurance Holding	3,918,690
41,051	UCB SA	2,061,357
		23,318,948

	Canada — 0.7%
29,700	Canadian Natural Resources	1,687,752
16,300	EnCana Corp	1,081,160
26,000	National Bank of Canada	1,117,448
		3,886,360

	Denmark — 0.2%
4,354	Lanxess AG *	98,357
19,500	Novo-Nordisk A/S Class B	1,083,137
		1,181,494

	Finland — 1.0%
88,521	Fortum Oyj	1,696,970
134,268	Nokia Oyj	2,167,912
111,949	Sampo Oyj Class A	1,565,652
1,980	Stora Enso Oyj Class A *	30,216
27,400	UPM-Kymmene Oyj	610,033
		6,070,783
	France — 6.1%
7,894	Air Liquide	1,416,562
8,377	Assurances Generales de France	643,588
28,235	BNP Paribas	2,047,116
34,420	Cie de Saint-Gobain	2,126,493
77,099	France Telecom SA	2,325,063
115,771	Havas SA	656,637
13,498	Michelin SA Class B	961,900
7,308	Pernod-Ricard	1,044,676
38,141	Peugeot SA	2,494,842
29,193	Sanofi-Aventis	2,327,588
13,816	Societe Generale	1,457,102

See accompanying notes to the financial statements.	3

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	France — continued
45,858	Suez SA	1,239,815
61,733	Total SA	14,676,870
10,625	Vinci SA	1,560,739
		34,978,991
	Germany — 7.3%
17,731	Adidas-Salomon AG	2,661,474
23,571	Altana AG	1,451,430
134,187	Bankgesellschaft Berlin AG *	415,940
65,373	BASF AG	4,884,545
43,542	Bayer AG	1,523,823
39,032	Bayerische Vereinsbank *	949,785
13,647	Celesio AG	1,030,086
31,607	DaimlerChrysler AG (Registered)	1,458,192
3,900	Degussa AG	169,111
13,783	Deutsche Bank AG (Registered)	1,211,526
82,629	E. On AG	7,431,924
37,095	MAN AG	1,713,484
17,378	Merck KGaA	1,337,165
5,837	Puma AG Rudolph Dassler Sport	1,371,998
45,835	RWE AG	2,786,006
61,406	Schering AG	4,482,093
10,526	Suedzucker AG	225,722
106,577	ThyssenKrupp AG	2,444,478
49,380	TUI AG	1,289,533
67,665	Volkswagen AG	3,345,818
		42,184,133

	Hong Kong — 1.1%
270,000	CLP Holdings Ltd	1,545,266
205,000	Esprit Holdings Ltd	1,456,214
361,000	Hang Lung Group Co Ltd	656,511
416,500	Hong Kong Electric Holdings Ltd	1,894,401
229,500	Yue Yuen Industrial Holdings	662,900
		6,215,292

4	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Ireland — 1.2%
83,782	Allied Irish Banks Plc	1,801,043
49,075	Anglo Irish Bank Corp	1,293,512
103,028	Bank of Ireland	1,719,727
86,422	CRH Plc	2,421,711
		7,235,993

	Italy — 4.4%
53,295	Assicurazioni Generali SPA	1,780,093
405,377	Banca Intesa SPA	1,981,845
501,723	Enel SPA	4,827,082
402,549	ENI SPA	10,516,359
89,248	Parmalat Finanziaria SPA *(a) (b)	1,182
47,181	Riunione Adriatica di Sicurta SPA	1,092,058
1,721,679	Telecom Italia Di RISP	5,430,847
		25,629,466

	Japan — 21.3%
20,050	Acom Co Ltd	1,383,067
56,000	Asahi Glass Co Ltd	616,158
80,000	Bridgestone Corp	1,526,839
42,000	Canon Sales Co Inc	669,801
165,000	Chiba Bank	1,069,568
110,400	Chubu Electric Power Co Inc	2,639,082
15,500	Chugoku Electric Power Co Inc	297,825
154,000	Cosmo Oil Co Ltd	515,222
114,500	Daiichi Pharmaceuticals Co Ltd	2,953,060
19,400	Daito Trust Construction Co Ltd	795,342
7,000	Daiwa House Industry Co Ltd	79,844
76,300	Denso Corp	1,955,884
81,200	Eisai Co Ltd	2,743,419
2,400	Fast Retailing Co Ltd	158,549
235,000	Fuji Heavy Industries Ltd	1,094,290
375,000	Furukawa Electric Co Ltd *	1,915,632
225,000	Hitachi Ltd	1,424,059
122,600	Honda Motor Co Ltd	6,579,598

See accompanying notes to the financial statements.	5

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
18,300	Hoya Corp	1,980,155
358,000	Isuzu Motors Ltd *	1,025,961
369,000	Itochu Corp *	1,946,640
13,400	Ito-Yokado Co Ltd	552,333
151	Japan Tobacco Inc	1,642,466
472,000	Kajima Corp	1,946,720
91,100	Kansai Electric Power Co Inc	1,817,583
164,000	Kao Corp	3,890,308
877,000	Kawasaki Heavy Industries Ltd	1,508,621
181,000	Kawasaki Kisen Kaisha Ltd	1,351,498
26,000	Kirin Brewery Co Ltd	264,434
24,600	Konami Corp	558,549
23,600	Kyocera Corp	1,760,045
57,200	Kyushu Electric Power Co Inc	1,239,664
602,000	Marubeni Corp	1,927,290
370,000	Mazda Motor Corp	1,275,014
51,500	Mitsubishi Corp	699,352
19,000	Mitsubishi Electric Corp	99,534
602,000	Mitsubishi Materials Corp	1,565,043
338	Mitsubishi Tokyo Financial Group Inc	3,096,707
131,000	Mitsui Trust Holding Inc	1,386,509
227	Mizuho Financial Group Inc	1,103,455
18,500	Nintendo Co Ltd	2,043,829
144,000	Nippon Express Co Ltd	736,012
190,500	Nippon Mining Holdings Inc	1,121,812
324,000	Nippon Steel Corp	892,115
290,000	Nippon Yusen Kabushiki Kaisha	1,736,947
34,000	Nisshin Seifun Group Inc	371,901
143,000	Obayashi Corp	904,757
32,300	Ono Pharmaceutical Co Ltd	1,762,599
17,800	ORIX Corp	2,307,524
22,750	Promise Co Ltd	1,584,967
85,000	Sankyo Co Ltd	1,923,757
84,000	Sekisui Chemical Co Ltd	623,392
7,200	Shikoku Electric Power Co Inc	142,496
303,000	Shimizu Corp	1,488,228

6	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Japan — continued
33,700	Shin-Etsu Chemical Co Ltd	1,377,926
57,000	Sompo Japan Insurance Inc	605,705
215,000	Sumitomo Chemical Co Ltd	1,148,549
314,000	Taiheiyo Cement Corp	938,447
468,000	Taisei Corp	1,731,333
84,000	Taisho Pharmaceutical Co Ltd	1,741,790
289,400	Takeda Pharmaceutical Co Ltd	13,884,218
15,750	Takefuji Corp	1,120,858
96,300	Tohoku Electric Power Co Inc	1,775,747
88,800	Tokyo Electric Power Co Inc	2,175,195
137,000	TonenGeneral Sekiyu KK	1,421,549
62,000	Toppan Printing Co Ltd	657,737
302,500	Toyota Motor Corp	11,742,342
51,000	Trend Micro Inc	2,357,353
84,000	Yamato Transport Co Ltd	1,334,385
		122,708,590

	Netherlands — 7.4%
378,691	ABN Amro Holdings NV	10,414,785
197,246	Aegon NV	2,840,133
40,438	Akzo Nobel NV	1,822,121
3,183	Corio NV	176,925
27,280	DSM NV	1,937,079
56,027	Heineken NV	1,911,643
415,042	ING Groep NV	12,746,744
369,375	Koninklijke Ahold NV *	3,335,178
5,479	Rodamco Europe NV	440,796
110,190	Royal Dutch Petroleum	6,946,772
1,511	Wereldhave NV	158,867
		42,731,043

	Norway — 1.7%
329,017	DnB NOR ASA	3,342,924
7,500	Elkem ASA Class A	288,864
29,760	Norsk Hydro ASA	2,570,491

See accompanying notes to the financial statements.	7

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Norway — continued
54,250	Orkla ASA	1,973,879
38,200	Tandberg ASA	423,342
108,400	Telenor ASA	998,243
		9,597,743

	Singapore — 1.4%
307,000	ComfortDelgro Corp Ltd	315,537
191,000	DBS Group Holdings Ltd	1,749,785
93,000	MobileOne Ltd	111,631
101,928	Oversea-Chinese Banking Corp	853,969
464,500	Singapore Press Holdings Ltd	1,301,706
2,288,220	Singapore Telecommunications	3,696,594
		8,029,222

	Spain — 3.0%
52,995	Altadis SA	2,225,217
119,053	Amadeus Global Travel Distribution Class A	1,138,458
160,799	Banco Bilbao Vizcaya Argentaria SA	2,780,208
177,389	Endesa SA	4,009,331
33,370	Gas Natural SDG SA	987,325
156,105	Iberdrola SA	4,112,590
76,531	Repsol YPF SA	2,084,929
		17,338,058

	Sweden — 3.1%
44,800	Electrolux AB	1,075,856
56,950	Hennes & Mauritz AB Class B	2,002,407
399,461	Nordea AB	4,202,276
13,700	Svenska Cellulosa Class B	535,713
250,490	Swedish Match AB	2,963,960
29,700	Tele2 AB Class B	1,058,386
1,030,000	Telefonaktiebolaget LM Ericsson *	3,025,736
489,000	TeliaSonera AB	2,931,627
		17,795,961

8	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Switzerland — 2.6%
288	Logitech International SA *	18,971
78,893	Novartis AG (Registered)	3,947,021
4,286	Roche Holding AG (Bearer)	534,545
15,894	Roche Holding AG (Non Voting)	1,674,918
13,214	Swisscom AG (Registered)	5,188,368
19,541	Zurich Financial Services AG *	3,597,243
		14,961,066

	United Kingdom — 24.1%
44,566	Alliance & Leicester Plc	766,346
236,456	Allied Domecq Plc	2,360,102
25,355	Associated British Ports	232,325
35,281	AstraZeneca Plc	1,396,041
345,279	Aviva Plc	4,291,674
74,803	BAA Plc	873,335
352,693	BAE Systems Plc	1,732,922
295,999	Barclays Plc	3,221,307
164,355	Barratt Developments Plc	2,127,719
136,106	BBA Group Plc	808,786
391,402	BG Group Plc	3,064,329
206,144	Boots Group Plc	2,628,298
1,858,847	BP Plc	20,079,091
1,021,942	BT Group Plc	4,090,709
71,492	Bunzl Plc	685,484
246,457	Cadbury Schweppes Plc	2,419,799
147,574	Capita Group Plc	1,075,012
21,548	Carnival Plc	1,237,928
437,060	Centrica Plc	1,986,236
55,212	Cobham Group Plc	1,413,892
82,373	Diageo Plc	1,171,365
690,155	Dixons Group Plc	2,127,571
136,372	Gallaher Group Plc	2,054,843
658,507	GlaxoSmithKline Plc	15,732,883
88,945	GUS Plc	1,610,000
41,919	Hanson Plc	407,272

See accompanying notes to the financial statements.	9

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	United Kingdom — continued
440,772	HBOS Plc	7,007,693
162,060	Imperial Tobacco Group Plc	4,324,605
3,378,096	Invensys Plc *	1,134,363
156,450	J Sainsbury Plc	857,685
233,586	Kingfisher Plc	1,307,631
56,472	Land Securities Group Plc	1,490,381
812,527	Lloyds TSB Group Plc	7,656,250
306,272	mmO2 Plc *	712,328
410,329	National Grid Transco Plc	3,967,941
121,742	Next Plc	3,604,354
37,294	Reckitt Benckiser Plc	1,174,417
225,940	Rolls-Royce Group Plc *	1,127,462
472,470	Royal & Sun Alliance Insurance Group	762,853
110,541	SABMiller Plc	1,825,300
239,379	Scottish & Southern Energy Plc	4,032,144
147,260	Scottish Power Plc	1,161,944
23,887	Severn Trent Plc	418,565
326,806	Shell Transport & Trading Co Plc (Registered)	3,070,684
115,796	Smiths Group Plc	1,897,204
71,552	Tate & Lyle Plc	716,055
241,002	Taylor Woodrow Plc	1,387,873
636,553	Tesco Plc	3,732,685
101,015	WH Smith Plc	720,997
55,332	Whitbread Plc	959,420
32,422	William Hill Plc	375,833
194,297	Wimpey (George) Plc	1,751,453
117,315	Wolseley Plc	2,499,792
		139,273,181

	TOTAL COMMON STOCKS (COST $465,286,935)	554,544,627

10	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)		Description	Value ($)

		PREFERRED STOCKS — 0.4%

		Germany — 0.4%
	5,469	Fresenius AG (Non Voting) 1.47%	639,464
	2,710	RWE AG 4.35%	141,295
	50,891	Volkswagen AG 4.17%	1,864,183
			2,644,942

		TOTAL PREFERRED STOCKS (COST $2,246,580)	2,644,942

		SHORT-TERM INVESTMENTS — 3.2%

		Cash Equivalent — 2.9%
USD	16,600,000	HBOS Treasury Time Deposit, 2.58%, due 03/01/05	16,600,000

		U.S. Government — 0.3%
USD	1,670,000	U.S. Treasury Bill, 2.84%, due 8/25/05 (c) (d)	1,646,515

		TOTAL SHORT-TERM INVESTMENTS (COST $18,246,763)	18,246,515

		TOTAL INVESTMENTS — 99.7%
		(Cost $485,780,278)	575,436,084

		Other Assets and Liabilities (net) — 0.3%	1,607,448

		TOTAL NET ASSETS — 100.0%	$577,043,532

See accompanying notes to the financial statements.	11

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Notes to Schedule of Investments:

*	Non-income producing security.
As of February 28, 2005, 94.9% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor. (Note 2).
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).
(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar
CAD - Canadian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	NOK - Norwegian Krone
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	SGD - Singapore Dollar
USD - United States Dollar

12	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

5/27/05	CAD	6,350,430	$5,169,912	$4,667
5/27/05	CHF	11,728,910	10,181,446	229,447
5/27/05	JPY	3,500,506,204	33,801,579	414,327
5/27/05	NOK	75,956,380	12,297,667	433,953
5/27/05	SEK	85,794,923	12,599,570	257,613
5/27/05	SGD	1,188,289	733,169	5,318
				$1,345,325
Sales

5/27/05	AUD	8,580,813	$6,765,785	$(58,254)
5/27/05	EUR	9,765,534	12,985,927	(344,110)
5/27/05	GBP	15,798,826	30,279,214	(578,480)
5/27/05	HKD	45,237,100	5,814,811	7,360
				$(973,484)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

53	DAX	March 2005	$7,615,338	$104,503
84	TOPIX	March 2005	9,488,612	324,209
168	MSCI	March 2005	5,214,417	(77,553)
32	S&P Toronto 60	March 2005	2,769,931	(147,266)
29	CAC40 10 EURO	March 2005	1,551,466	199
43	FTSE 100	March 2005	4,096,368	7,839
				$211,931

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.	13

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:

Investments, at value (cost $485,780,278) (Note 2)	$575,436,084
Cash	10,328
Foreign currency, at value (cost $261,123) (Note 2)	261,860
Receivable for investments sold	418,127
Dividends and interest receivable	833,274
Foreign taxes receivable	120,245
Receivable for open forward currency contracts (Note 2)	1,352,685
Receivable for variation margin on open futures contracts (Note 2)	86,251
Receivable for expenses reimbursed by Manager (Note 3)	73,472

Total assets	578,592,326

Liabilities:
Payable for Fund shares repurchased	200,000
Payable to affiliate for (Note 3):
Management fee	173,250
Shareholder service fee	53,464
Trustees and Chief Compliance Officer fees	840
Payable for open forward currency contracts (Note 2)	980,844
Accrued expenses	140,396

Total liabilities	1,548,794

Net assets	$577,043,532

Net assets consist of:

Paid-in capital	$480,026,085
Distributions in excess of net investment income	(1,445,215)
Accumulated net realized gain	8,176,901
Net unrealized appreciation	90,285,761
$577,043,532

Net assets attributable to:

Class III shares	$321,463,323

Class IV shares	$255,580,209

Shares outstanding:
Class III	10,432,369

Class IV	8,297,403

Net asset value per share:

Class III	$30.81

Class IV	$30.80

14	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:

Dividends (net of withholding taxes of $993,017)	$9,857,840
Interest	344,708

Total income	10,202,548

Expenses:
Management fee (Note 3)	1,619,740
Shareholder service fee (Note 3) - Class III	356,630
Shareholder service fee (Note 3) - Class IV	150,464
Custodian and fund accounting agent fees	404,351
Transfer agent fees	43,426
Audit and tax fees	48,525
Legal fees	14,414
Trustees fees and related expenses (Note 3)	7,139
Registration fees	43,006
Miscellaneous	10,653
Total expenses	2,698,348
Fees and expenses reimbursed by Manager (Note 3)	(562,671)
Net expenses	2,135,677

Net investment income	8,066,871

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	13,107,358
Closed futures contracts	2,930,398
Foreign currency, forward contracts and foreign currency related transactions	(455,553)

Net realized gain	15,582,203

Change in net unrealized appreciation (depreciation) on:
Investments	58,373,187
Open futures contracts	166,631
Foreign currency, forward contracts and foreign currency related transactions	221,415

Net unrealized gain	58,761,233

Net realized and unrealized gain	74,343,436

Net increase in net assets resulting from operations	$82,410,307

See accompanying notes to the financial statements.	15

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:
Net investment income	$8,066,871	$1,919,465
Net realized gain	15,582,203	4,683,512
Change in net unrealized appreciation (depreciation)	58,761,233	37,517,308
Net increase in net assets from operations	82,410,307	44,120,285

Distributions to shareholders from:
Net investment income
Class III	(5,052,399)	(2,437,505)
Class IV	(4,340,736)	(241,771)
Total distributions from net investment income	(9,393,135)	(2,679,276)
Net realized gains
Class III	(4,618,141)	—
Class IV	(3,838,931)	—
Total distributions from net realized gains	(8,457,072)	—

	(17,850,207)	(2,679,276)
Net share transactions (Note 7):
Class III	81,695,105	94,641,702
Class IV	205,320,826	21,338,161
Increase in net assets resulting from net share transactions	287,015,931	115,979,863

Total increase in net assets	351,576,031	157,420,872

Net assets:
Beginning of period	225,467,501	68,046,629
End of period (including distributions in excess of net investment income of $1,445,215 and accumulated undistributed net investment income of $296,266, respectively)	$577,043,532	$225,467,501

16	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003	2002(a)
Net asset value, beginning of period	$26.75	$18.04	$20.40	$20.00

Income from investment operations:
Net investment income †	0.55	0.40	0.37	0.02
Net realized and unrealized gain (loss)	4.54	8.81	(2.03)	0.38

Total from investment operations	5.09	9.21	(1.66)	0.40

Less distributions to shareholders:
From net investment income	(0.54)	(0.50)	(0.70)	—
From net realized gains	(0.49)	—	—	—

Total distributions	(1.03)	(0.50)	(0.70)	—
Net asset value, end of period	$30.81	$26.75	$18.04	$20.40
Total Return (b)	19.20%	51.46%	(8.28)%	2.00	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$321,463	$201,333	$68,047	$47,081
Net expenses to average daily net assets	0.55%	0.55%	0.55%	0.55	%*
Net investment income to average daily net assets	1.98%	1.77%	1.82%	1.56	%*
Portfolio turnover rate	45%	43%	64%	0	%(c)
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%	0.27%	0.39%	1.89	%*

(a)	Period from January 29, 2002 (commencement of operations) through February 28, 2002.
(b)	Total return would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Portfolio turnover rate was less than 1%.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not Annualized.

See accompanying notes to the financial statements.	17

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Financial Highlights

(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004(a)
Net asset value, beginning of period	$26.75	$21.08

Income from investment operations:
Net investment income †	0.56	0.16
Net realized and unrealized gain	4.54	6.03

Total from investment operations	5.10	6.19

Less distributions to shareholders:
From net investment income	(0.56)	(0.52)
From net realized gains	(0.49)	—

Total distributions	(1.05)	(0.52)
Net asset value, end of period	$30.80	$26.75
Total Return (b)	19.24%	29.71	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$255,580	$24,134
Net expenses to average daily net assets	0.49%	0.49	%*
Net investment income to average daily net assets	2.01%	0.99	%*
Portfolio turnover rate	45%	43	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%	0.26	%*

(a)	Period from June 30, 2003 (commencement of operations) through February 29, 2004.
(b)	Total return would have been lower had certain expenses not been reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not Annualized.
***	Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

18	See accompanying notes to the financial statements.

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.    Organization

GMO International Disciplined Equity Fund (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers in the world’s developed markets.  The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia and Far East).

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding: Class III and Class IV.  The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust’s prospectus.

2.    Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day.  For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.  As of February 28, 2005, the total value of these securities represented less than 0.1% of net assets.

19

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

A security’s value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect that security’s value.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after the close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2005.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account

20

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for all open futures contracts as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts

21

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations.  Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions.  As of February 28, 2005, the Fund held no swap agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the

22

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes.  Therefore, no provision for U.S. federal income or excise tax is necessary.  Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually.  All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.  During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $9,393,135 and $2,679,276, respectively, and long-term capital gains - $8,457,072 and $0, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $4,650,140 and $3,615,711 of undistributed ordinary income and undistributed long-term capital gains, respectively.  The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

At February 28, 2005, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$486,934,342	$89,895,927	$(1,394,185)	$88,501,742

23

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005.  This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions.  The financial highlights exclude these adjustments.

Distributions in	Accumulated
Excess of Net	Net
Investment Income	Realized Gain	Paid-in Capital
$(415,217)	$415,215	$2

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.  Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class.  Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’ operations.

Investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.  These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions.  In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

24

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.40% of average daily net assets.  The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support.  Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.40% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended was $4,067 and $228, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005 aggregated $367,708,833 and $173,791,701, respectively.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 67.5% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the outstanding shares of the Fund.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.6% of the Fund was held by eight related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

25

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended		Year Ended
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	3,013,455	$84,174,462	4,203,203	$106,210,755
Shares issued to shareholders in reinvestment of distributions	263,849	7,820,960	39,302	935,929
Shares repurchased	(370,786)	(10,300,317)	(488,341)	(12,504,982)
Net increase	2,906,518	$81,695,105	3,754,164	$94,641,702

			Period from June 30, 2003
	Year Ended		(commencement of operations)
	February 28, 2005		February 29, 2004
	Shares	Amount	Shares	Amount
Class IV:
Shares sold	7,360,493	$203,977,638	892,114	$21,096,390
Shares issued to shareholders in reinvestment of distributions	186,456	5,542,188	10,212	241,771
Shares repurchased	(151,872)	(4,199,000)	—	—
Net increase	7,395,077	$205,320,826	902,326	$21,338,161

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Disciplined Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Disciplined Equity Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

27

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

28

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)

February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	0.55%	$1,000.00	$1,206.70	$3.01
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

Class IV
1) Actual	0.49%	$1,000.00	$1,207.40	$2.68
2) Hypothetical	0.49%	$1,000.00	$1,022.36	$2.46

*  Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO International Disciplined Equity Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $993,017 and recognized foreign source income of $10,850,857.

The Fund’s distributions to shareholders include $8,457,072 from long-term capital gains.

For taxable, non-corporate shareholders, 92.89% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

30

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

31

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers – (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from

34

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Countries Fund returned +28.8% for the fiscal year ended February 28, 2005, as compared to +28.4% for the S&P/IFC Investable Composite Index.  Consistent with the Fund’s investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection was flat for the period.  The Fund’s underweights in Hungary, South Africa, and Taiwan detracted from performance. The overweights in Brazil and Korea, as well as the underweight in Israel, contributed to performance.

Stock selection added 0.4% during the period. Stock selection was successful in Brazil, China, Malaysia, Mexico, Poland, Russia, and South Africa.  Stock selection in India and Taiwan subtracted from performance.

For the period, the value model outperformed while the macroeconomic, momentum, and reversal models underperformed.

The GMO Emerging Countries Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Common Stocks	84.1%
Preferred Stocks	12.1
Rights and Warrants	0.0
Short-Term Investment	2.4
Other Assets and Liabilities (net)	1.4
100.0%

Country Summary	% of Investments*
South Korea	25.3%
Taiwan	17.5
Brazil	11.7
South Africa	10.7
Mexico	6.5
China	4.9
Malaysia	3.9
Russia	3.0
India	2.7
Turkey	2.3
Indonesia	1.7
Poland	1.7
Israel	1.5
Thailand	1.5
Chile	1.2
Hungary	0.9
Egypt	0.9
Philippines	0.8
Argentina	0.6
Czech Republic	0.5
Venezuela	0.2
100.0%

*      The table excludes short-term investments.

1

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited) — (Continued)

February 28, 2005

Industry Sector Summary	% of Investments*
Financials	21.5%
Information Technology	15.5
Energy	14.9
Materials	12.2
Telecommunication Services	11.7
Consumer Discretionary	9.5
Industrials	7.5
Consumer Staples	3.6
Utilities	3.0
Health Care	0.6
100.0%

*      The table excludes short-term investments.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	COMMON STOCKS — 84.1%

	Argentina — 0.6%
22,800	IRSA Inversiones y Representaciones SA GDR *	374,376
15,701	Telecom Argentina SA ADR *	221,855
13,893	Tenaris SA ADR	913,465
73,700	Transportadora de Gas del Sur ADR *	453,992
		1,963,688

	Brazil — 4.0%
249,780	Banco do Brasil SA	2,990,222
24,632,328	Compania Saneamento Basico SAO PA	1,493,350
197,538	Compania Siderurgica Nacional SA	5,126,300
24,722,000	Electrobas (Centro)	360,782
1,400	Petroleo Brasileiro SA (Petrobras)	68,662
26,500	Petroleo Brasileiro SA (Petrobras) ADR	1,293,200
94,423	Souza Cruz SA (Registered)	1,268,940
		12,601,456

	Chile — 1.1%
25,628	Banco de Chile ADR	1,008,974
10,900	Banco Santander Chile SA ADR	384,225
8,900	Compania Cervecerias Unidas ADR	221,788
140,000	Enersis SA ADR	1,229,200
11,600	Lan Airlines SA	411,336
30,296	Quinenco SA ADR	382,033
		3,637,556

	China — 4.7%
398,000	China Everbright Ltd	189,014
8,500	China Finance Online Co ADR *	60,010
145,120	China International Marine Containers Co Ltd Class B	387,727
616,000	China Mobile Ltd	1,998,226
9,600	China Mobile Ltd ADR	155,520
719,900	China Petroleum & Chemical Corp Class H	327,340
488,000	China Resources Enterprise Ltd	693,660

See accompanying notes to the financial statements.	3

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	China — continued
752,000	China Telecom Corp Ltd	285,798
67,400	China Telecom Corp Ltd ADR *	2,557,156
1,194,000	CNOOC Ltd	686,719
5,800	CNOOC Ltd ADR	331,818
148,000	Cosco Pacific Ltd	329,553
597,000	Foxconn International Holdings 144A *	306,195
2,222,100	Guangdong Investments Ltd	694,044
616,000	Maanshan Iron & Steel Co Ltd Class H	243,511
7,813,896	PetroChina Co Ltd Class H	4,918,608
178,000	Shanghai Industrial Holdings Ltd	400,942
2,442,000	Stone Group Holdings Ltd	199,269
594,000	Zhejiang Southeast Electric Power Co Class B	326,047
		15,091,157

	Czech Republic — 0.4%
21,355	Cesky Telecom AS	378,176
33,779	CEZ AS	644,451
1,525	Komercni Banka AS	252,797
77	Philip Morris CR AS	66,318
10,800	Unipetrol *	86,863
		1,428,605

	Egypt — 0.8%
78,096	Commercial International Bank	632,165
8,200	Eastern Tobacco Co	254,530
23,359	MobiNil-Egyptian Mobile Services Co	744,911
5,800	Orascom Construction Industries	118,733
13,000	Orascom Telecommunications *	898,711
		2,649,050

	Hungary — 0.9%
3,200	Egis Rt	301,210
8,200	MOL Magyar Olaj es Gazipari Rt (New Shares)	719,816
43,800	OTP Bank	1,746,210
		2,767,236

4	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	India — 2.6%
26,500	Bharat Petrol Corp	260,817
111,409	Bharti Televentures *	576,195
26,675	Cipla Ltd (a)	158,587
24,100	HDFC Bank	324,426
7,300	Hindalco Industries Ltd GDR	236,885
1,200	Hindalco Industries Ltd GDR 144A	38,940
23,700	Hinduja TMT Ltd (Dematerialized Shares)	170,324
36,500	Hindustan Petroleum Corp	293,917
111,300	ICICI Bank Ltd	971,807
31,000	Industrial Development Bank of India Ltd	66,991
17,500	Infosys Technologies Inc	895,369
7,800	Larsen & Toubro Ltd	194,241
2,422	Larsen & Toubro Ltd GDR	60,308
82,757	Mahanagar Telephone Nigam	255,354
16,300	National Thermal Power Co	34,710
96,031	Satyam Computer Services Ltd	902,988
24,194	State Bank of India GDR	1,083,765
34,100	Tata Consultancy Services Ltd	1,074,915
8,500	Tata Iron & Steel Co Ltd	82,202
11,421	Ultratech CEF ADR	—
48,046	Union Bank of India	131,972
24,100	Wipro Ltd	384,516
		8,199,229

	Indonesia — 1.7%
864,186	Astra International Tbk PT	1,005,939
1,864,600	Bank Central Asia Tbk PT	659,791
1,142,000	Bank Rakyat Indonesia	402,501
8,344,000	Bumi Resources Tbk PT *	758,304
147,000	Gudang Garam Tbk PT	243,764
394,000	HM Sampoerna Tbk PT	345,807
744,000	Indonesian Satellite Corp Tbk PT	420,449
7,820,000	Matahari Putra Prima Tbk PT	560,444
2,990,000	PT Ramayana Lestari Sentosa	250,982
1,460,224	Telekomunikasi Indonesia Tbk PT	697,838
		5,345,819

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Israel — 1.5%
769,600	Bank Leumi Le-Israel	2,269,398
30,100	Check Point Software Technologies *	666,113
6,700	IDB Development Corp Ltd	197,309
81,900	Israel Chemicals Ltd	218,382
5,800	Taro Pharmaceuticals Industries *	163,734
4,100	Teva Pharmaceutical Industries	123,230
35,000	Teva Pharmaceutical Industries ADR	1,053,850
		4,692,016

	Malaysia — 3.8%
1,228,000	Commerce Asset Holdings Berhad	1,504,914
122,000	Genting Berhad	628,130
316,000	Hong Leong Bank Berhad	448,961
188,000	IOI Corp Berhad	439,316
101,000	Kuala Lumpur Kepong Berhad	171,556
382,000	Magnum Corp Berhad	227,029
691,000	Malakoff Berhad	1,335,485
458,600	Malaysian International Shipping Berhad (Foreign Registered)	1,928,099
467,600	Maxis Communications Berhad	1,204,599
318,000	Proton Holdings Berhad	698,018
640,500	Public Bank Berhad	1,287,169
268,000	Sime Darby Berhad	422,742
574,600	Telekom Malaysia Berhad	1,663,029
		11,959,047

	Mexico — 6.3%
490,800	Alfa SA de CV Class A *	2,763,240
63,900	America Movil SA de CV Class L ADR	3,750,930
51,508	Cemex SA de CV CPO	411,977
47,000	Fomento Economico Mexicano SA de CV	282,395
438,900	Grupo Financiero Banorte SA de CV	3,036,017
230,780	Grupo Mexico SA Class B *	1,338,807
535,000	Grupo Televisa SA (Participating Certificates)	1,727,252
196,700	Organizacion Soriana SA de CV Class B	814,718
148,900	Telefonos de Mexico SA de CV Class L ADR	5,838,369
		19,963,705

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Philippines — 0.7%
5,666,754	Ayala Land Inc	972,211
249,400	Equitable PCI Bank	220,841
628,421	Ginebra San Miguel Inc	437,358
22,436	Philippine Long Distance Telephone	569,639
4,200	Philippine Long Distance Telephone ADR	107,016
		2,307,065

	Poland — 1.6%
168,300	Bank Millennium SA *	195,414
12,800	Bank Pekao SA	637,409
53,300	KGHM Polska Miedz SA *	596,867
165,900	Polski Koncern Naftowy Orlen SA	2,618,914
138,800	Telekomunikacja Polska SA	1,072,708
		5,121,312

	Russia — 2.9%
26,825	Lukoil ADR	3,748,794
1,500	Lukoil ADR 144A	209,625
6,300	MMC Norilsk Nickel ADR	412,650
13,900	Mobile Telesystems ADR	557,251
59,100	OAO Gazprom ADR	2,160,105
1,250	Sberbank RF	735,625
12,300	Unified Energy Systems ADR	378,225
24,000	Vimpel-Communications ADR *	962,400
		9,164,675

	South Africa — 10.3%
163,400	ABSA Group Ltd	2,228,399
35,000	AECI Ltd	258,774
52,000	Barlow Ltd	944,287
37,563	Edgars Consolidated Stores Ltd	1,912,034
98,000	Foschini Ltd	663,377
10,000	Impala Platinum Holdings Ltd	878,408
36,000	Investec Ltd	1,061,261
362,767	Ispat Iscor Ltd	3,982,427

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Africa — continued
41,400	MTN Group Ltd	339,470
21,700	Naspers Ltd Class N	289,180
42,000	Nedcor Ltd	576,217
1,241,238	Old Mutual Plc	3,362,480
13,800	Pretoria Portland Cement Co Ltd	544,124
300,100	Remgro Ltd	4,666,517
1,607,000	Sanlam Ltd	3,672,434
169,000	Sasol Ltd	4,239,927
49,000	Standard Bank Group Ltd	539,756
26,000	Tiger Brands Ltd	454,392
1,179,000	Woolworths Holdings Ltd	2,107,693
		32,721,157

	South Korea — 19.5%
1,900	Amorepacific Corp	439,100
54,470	Cheil Industries Inc	967,884
84,100	Daesang Corp	461,117
112,400	Daewoo Engineering & Construction Co Ltd	836,371
82,820	Daewoo Heavy Industries & Machinery Ltd	748,366
22,800	Dongbu Steel Co Ltd	378,863
39,700	Hana Bank	1,135,100
145,400	Hanjin Heavy Industry & Construction	1,944,339
35,600	Hanjin Shipping	1,058,158
77,600	Hynix Semiconductor Inc *	1,150,717
19,100	Hyundai Development Co	338,345
35,800	Hyundai Engineering & Construction *	651,184
20,200	Hyundai Mobis	1,359,084
122,640	Hyundai Motor Co	7,030,263
99,700	Industrial Bank of Korea	866,783
390,400	KIA Motors Corp	5,508,293
59,200	Korea Electric Power Corp	1,610,422
50,100	Korean Air Lines Co Ltd	1,024,810
42,700	KT Corp	1,779,507
1,700	KT Corp ADR	39,457
26,100	KT Freetel Co Ltd	616,055

8	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	South Korea — continued
130,000	KT&G Corp	4,088,382
14,500	KT&G Corp GDR 144A	224,750
28,600	LG Chemicals Ltd	792,935
24,500	LG Electronics Inc	1,911,328
16,200	LG Engineering & Construction Ltd	451,865
27,200	LG Investment & Securities Co Ltd *	316,871
72,600	LG Telecom Co Ltd *	314,891
2,900	NCSoft Corp *	207,581
31,800	POSCO	6,947,346
49,900	Samsung Corp	788,275
1,334	Samsung Electronics Co Ltd	693,784
1,614	Samsung Electronics Co Ltd GDR 144A (Non Voting)	275,591
33,400	Samsung Heavy Industries Co Ltd	268,670
15,300	Samsung SDI Co Ltd	1,863,470
40,063	Shinhan Financial Group Co Ltd	1,185,333
1,800	Shinsegae Co Ltd	579,090
154,446	SK Corp	9,669,606
13,828	SK Networks Co Ltd *	293,956
11,800	SK Telecom Co Ltd ADR	251,340
103,700	Woori Finance Holdings Co Ltd	966,965
		62,036,247

	Taiwan — 16.8%
1,833,206	Acer Inc	2,975,792
2,358,627	Asustek Computer Inc	6,780,825
822,800	Benq Corp	924,165
159,000	Cathay Financial Holding Co Ltd	323,383
1,498,000	Chang Hwa Commercial Bank *	1,039,621
7,345,533	China Development Financial Holding Corp *	3,264,484
4,028,628	China Steel Corp	4,808,727
730,146	Chinatrust Financial Holding Co	870,149
1,257,000	Chunghwa Telecom Co Ltd	2,593,921
31,050	Chunghwa Telecom Co Ltd ADR	676,890
273,682	Compal Electronics Inc	264,551
988,584	Far Eastern Textile Co Ltd	748,490

See accompanying notes to the financial statements.	9

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Taiwan — continued
38,000	First Financial Holding Co Ltd *	32,985
10,200	First Financial Holding Co Ltd GDR 144A *	173,400
438,000	Formosa Chemicals & Fibre Co	874,840
247,000	Formosa Petrochemical Corp	488,538
723,000	Formosa Plastics Corp	1,330,683
421,749	Hon Hai Precision Industry Co Ltd	1,963,391
750,200	International Bank of Taipei	566,712
2,284,138	Inventec Co Ltd	1,181,395
457,000	Lite-On Technology Corp	497,896
142,000	MediaTek Inc	1,067,093
2,269,000	Mega Financial Holdings Co Ltd	1,538,686
286,250	Nan Ya Plastic Corp	437,184
76,000	Novatek Microelectronics	315,412
1,040,000	Powerchip Semiconductor *	881,407
781,000	Promos Technologies Inc *	355,141
513,564	Ritek Corp	186,223
648,141	Shin Kong Financial Holdings	661,433
1,724,167	Sinopac Holdings Co	1,069,311
1,582,000	Taiwan Cellular Corp	1,707,440
3,987,309	Taiwan Cement Corp	2,599,205
739,500	Taiwan Pulp & Paper Corp *	257,702
3,240,000	Taiwan Semiconductor Manufacturing Co Ltd	5,709,895
1,752,000	Tatung Co Ltd *	657,744
4,833,000	Walsin Lihwa Corp *	2,378,340
1,315,000	Yang Ming Marine Transport	1,301,605
		53,504,659

	Thailand — 1.4%
475,900	Advanced Info Service Pcl (Foreign Registered) (a)	1,368,959
182,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	77,230
113,000	Banpu Pcl (Foreign Registered) (a)	525,994
407,600	Kasikornbank Pcl (Foreign Registered)	698,164
100,000	Kasikornbank Pcl NVDR	156,904
72,640	PTT Exploration & Production Pcl (Foreign Registered) (a)	623,063
96,902	PTT Pcl (Foreign Registered) (a)	550,117

10	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares	Description	Value ($)

	Thailand — continued
249,400	Thai Airways International Pcl (Foreign Registered) (a)	321,207
345,200	Thai Union Frozen Products Pcl (Foreign Registered)	261,789
		4,583,427

	Turkey — 2.3%
438,753	Akbank TAS	2,707,581
22,372	Aksa Akrilik Kimya Sanayii AS *	273,781
143,501	IS Gayrimenkul Yatirim Or *	246,267
84,874	Tupras-Turkiye Petrol Rafineriler AS	1,124,246
34,483	Turkcell Iletisim Hizmet AS	253,064
85,922	Turkiye Garanti Bankasi Class C *	395,918
159,845	Turkiye IS Bankasi Class C	1,131,436
229,261	Yapi Ve Kredi Bankasi AS *	1,027,958
		7,160,251

	Venezuela — 0.2%
29,100	Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR	608,190

	TOTAL COMMON STOCKS (COST $178,019,556)	267,505,547

	PREFERRED STOCKS — 12.1%

	Brazil — 7.3%
14,030	Banco Itau Holding Financeira SA 2.71%	2,438,116
50,462,000	Compania Energetica de Minas Gerais 5.92%	1,311,486
59,914	Gerdau SA 8.17%	1,178,845
2,276,080	Investimentos Itau SA 4.62%	4,456,353
32,292,000	Lojas Americanas SA 3.89%	592,342
228,028	Petroleo Brasileiro SA (Petrobras) 5.51%	9,794,769
46,270,163	Siderurgica de Tubarao 3.52%	2,944,709
173,147,338	Tele Centro Oeste Celular Participacoes SA 4.12%	651,935
		23,368,555

See accompanying notes to the financial statements.	11

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Shares / Par Value ($)	Description	Value ($)

	South Korea — 4.8%
33,000	Dongbu Steel Co Ltd 2.85%	298,575
10,200	Hyundai Motor Co 3.68%	331,215
41,660	Samsung Electronics Co Ltd (Non Voting) 2.95%	14,431,979
3,000	Samsung SDI Co Ltd 4.49%	212,817
		15,274,586

	TOTAL PREFERRED STOCKS (COST $17,262,627)	38,643,141

	RIGHTS AND WARRANTS — 0.0%

	Thailand — 0.0%
116,526	True Corp Pcl Warrants, Expires 4/03/08 *(a)	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENT — 2.4%

	Cash Equivalent — 2.4%
7,500,000	ING Bank GC Time Deposit, 2.61%, due 03/01/05	7,500,000

	TOTAL SHORT-TERM INVESTMENT (COST $7,500,000)	7,500,000

	TOTAL INVESTMENTS — 98.6%
	(Cost $202,782,183)	313,648,688

	Other Assets and Liabilities (net) — 1.4%	4,465,163

	TOTAL NET ASSETS — 100.0%	$318,113,851

12	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2005

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt

* Non-income producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 2).

As of February 28, 2005, 69.6% of the net assets of the Fund were valued using fair value prices based on modeling tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.	13

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:
Investments, at value (cost $202,782,183) (Note 2)	$313,648,688
Cash	109,626
Foreign currency, at value (cost $1,858,194) (Note 2)	1,861,383
Receivable for investments sold	101,778
Receivable for Fund shares sold	627,010
Dividends and interest receivable	2,163,162
Foreign taxes receivable	236,157

Total assets	318,747,804

Liabilities:
Payable for investments purchased	77,525
Payable for Fund shares repurchased	108,358
Accrued capital gain and repatriation taxes payable (Note 2)	73,744
Payable to affiliate for (Note 3):
Management fee	149,561
Shareholder service fee	27,032
Administration fee - Class M	9,976
Trustees and Chief Compliance Officer fees	441
Payable for 12b-1 fee - Class M	25,268
Accrued expenses	162,048

Total liabilities	633,953
Net assets	$318,113,851

Net assets consist of:
Paid-in capital	$194,489,466
Distributions in excess of net investment income	(814,888)
Accumulated net realized gain	13,566,560
Net unrealized appreciation	110,872,713
$318,113,851

Net assets attributable to:
Class III shares	$249,005,248
Class M shares	$69,108,603

Shares outstanding:
Class III	15,568,128
Class M	4,353,534

Net asset value per share:
Class III	$15.99
Class M	$15.87

14	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2005

Investment Income:
Dividends (net of withholding taxes of $1,109,440)	$8,751,497
Interest	42,715

Total income	8,794,212

Expenses:
Management fee (Note 3)	1,777,073
Shareholder service fee (Note 3) - Class III	324,707
12b-1 fee (Note 3) - Class M	142,312
Administration fee (Note 3) - Class M	113,850
Custodian and fund accounting agent fees	777,257
Transfer agent fees	46,294
Audit and tax fees	67,444
Legal fees	7,963
Trustees fees and related expenses (Note 3)	3,954
Registration fees	25,111
Miscellaneous	7,011
Total expenses	3,292,976
Fees and expenses reimbursed by Manager (Note 3)	(124,551)
Net expenses	3,168,425

Net investment income	5,625,787

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $9,055) (Note 2)	46,860,276
Foreign currency, forward contracts and foreign currency related transactions	(225,954)

Net realized gain	46,634,322

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $73,744)	12,172,893
Foreign currency, forward contracts and foreign currency related transactions	71,036

Net unrealized gain	12,243,929

Net realized and unrealized gain	58,878,251

Net increase in net assets resulting from operations	$64,504,038

See accompanying notes to the financial statements.	15

GMO Emerging Countries Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
Increase (decrease) in net assets:
Operations:

Net investment income	$ 5,625,787	$ 3,583,705
Net realized gain	46,634,322	24,788,985
Change in net unrealized appreciation (depreciation)	12,243,929	98,631,771
Net increase in net assets from operations	64,504,038	127,004,461

Distributions to shareholders from:
Net investment income
Class III	(4,433,864)	(3,419,674)
Class M	(1,026,623)	(662,571)
Total distributions from net investment income	(5,460,487)	(4,082,245)
Net realized gains
Class III	(34,276,629)	(3,567,682)
Class M	(9,292,661)	(770,686)
Total distributions from net realized gains	(43,569,290)	(4,338,368)

	(49,029,777)	(8,420,613)
Net share transactions (Note 7):
Class III	(12,170,481)	59,346,080
Class M	6,619,994	40,639,294
Increase (decrease) in net assets resulting from net share transactions	(5,550,487)	99,985,374

Total increase in net assets	9,923,774	218,569,222

Net assets:
Beginning of period	308,190,077	89,620,855
End of period (including distributions in excess of net investment income of $814,888 and $1,396,833, respectively)	$318,113,851	$308,190,077

16	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003		2002		2001
Net asset value, beginning of period	$14.99	$8.54	$9.65		$8.81		$11.41

Income from investment operations:
Net investment income	0.30 †	0.18	0.08		0.14		0.08
Net realized and unrealized gain (loss)	3.43	6.71	(1.04)		0.77		(2.48)

Total from investment operations	3.73	6.89	(0.96)		0.91		(2.40)

Less distributions to shareholders:
From net investment income	(0.31)	(0.22)	(0.15)		(0.07)		—
From net realized gains	(2.42)	(0.22)	—		—		(0.20)

Total distributions	(2.73)	(0.44)	(0.15)		(0.07)		(0.20)
Net asset value, end of period	$15.99	$14.99	$8.54		$9.65		$8.81
Total Return (a)	28.76%	81.45%	(10.15	)%(b)	10.49	%(b)	(21.27	)%(b)

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$249,005	$249,844	$89,042		$72,405		$52,239
Net expenses to average daily net assets	1.10%	1.16%	1.27%		1.40%		1.40%
Net investment income to average daily net assets	2.12%	1.82%	0.78%		2.12%		0.91%
Portfolio turnover rate	53%	57%	108%		109%		98%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.31%		0.17%		0.15%
Purchase premiums and redemption fees consisted of the following per share amounts:	—	—	$0.00	(c)	$0.04		$0.02

(a)        The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)       Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

(c)        Purchase premiums and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.

†                Computed using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	17

GMO Emerging Countries Fund
(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2005	2004	2003(a)
Net asset value, beginning of period	$ 14.91	$ 8.51	$ 9.85

Income from investment operations:
Net investment income	0.26 †	0.11	0.01
Net realized and unrealized gain (loss)	3.39	6.71	(1.35)

Total from investment operations	3.65	6.82	(1.34)

Less distributions to shareholders:
From net investment income	(0.27)	(0.20)	—
From net realized gains	(2.42)	(0.22)	—

Total distributions	(2.69)	(0.42)	—
Net asset value, end of period	$ 15.87	$ 14.91	$ 8.51
Total Return (b)	28.30%	80.98%	(13.60	)%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,109	$58,346	$ 579
Net expenses to average daily net assets	1.40%	1.45%	1.57	%*
Net investment income to average daily net assets	1.82%	1.27%	0.20	%*
Portfolio turnover rate	53%	57%	108	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.41	%*

(a)               Period from July 9, 2002 (commencement of operations) through February 28, 2003.

(b)              The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

*                      Annualized.

**               Not annualized.

***        Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

†                       Computed using average shares outstanding throughout the period.

18	See accompanying notes to the financial statements.

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

1.              Organization

GMO Emerging Countries Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the securities markets of emerging countries of Asia, Latin America, the Middle East, Africa and Europe (“Emerging Countries”). The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index.

Throughout the year ended February 28, 2005, the Fund had two classes of shares outstanding: Class III and Class M. The principal economic difference between the classes of shares is Class III shares bear a shareholder service fee while Class M shares bear an administration fee and a 12b-1 fee (See Note 3).

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently the Fund is closed to new investment.

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. The values of securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund’s investments will be valued at “fair value”, as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security’s value may be deemed unreliable if, for example, the Manager becomes aware

19

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

of information or events that would materially affect its value. As of February 28, 2005, the total value of these securities represented 1.1% of net assets.

Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2005, the Fund held no forward contracts.

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account

20

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2005, the Fund held no futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options. Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The

21

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. As of February 28, 2005, the Fund held no indexed securities.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or “baskets” of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2005, the Fund held no swap agreements.

22

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States.

The Fund’s policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $73,744 for potential capital gains and repatriation taxes.The accrual for capital gains and repatriation taxes is included in net unrealized gain in the Statement of Operations. The Fund has recorded a receivable for overpayments of Indian capital gains taxes made by the fund of $236,157

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera (“CPMF”) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the year. During the year ended February 28, 2005, the Fund incurred $9,055 related to the CPMF tax which is included in net realized gain in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2005 and February 29, 2004, the tax basis of distributions paid were as follows: ordinary income - $16,833,004 and $4,082,245, respectively, and long-term capital gains - $32,196,773 and $4,338,368, respectively.

As of February 28, 2005, the components of distributable earnings on a tax basis consisted of $1,641,950 and $13,879,033 of undistributed ordinary income and undistributed long-term capital gains, respectively. These temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions, losses on wash sales transactions and capital loss carryover utilization limitations.

23

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

At February 28, 2005, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $49,879 expiring in 2011. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

At February 28, 2005, the approximate cost for the U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$205,495,858	$109,303,303	$(1,150,473)	$108,152,830

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$416,645	$(415,420)	$(1,225)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class’s operations.

24

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

Investment risk

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund’s ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

3.              Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at an annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2005 to reimburse the Fund to the extent that the Fund’s total annual operating expenses (excluding shareholder service fees (Class III only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) exceed 1.00% of the average daily net assets.

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $2,285 and $121, respectively. No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005 aggregated $142,712,884 and $194,863,735, respectively.

25

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders and related parties

At February 28, 2005, 29.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund. At February 28, 2005, 0.1% of the Fund was held by thirteen related parties comprised of certain GMO employee accounts.

As of February 28, 2005, greater than 10% of the Fund’s shares were held by accounts for which the Manager has investment discretion.

26

GMO Emerging Countries Fund
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class III:
Shares sold	2,384,407	$34,258,956	12,332,933	$125,864,439
Shares issued to shareholders in reinvestment of distributions	2,421,224	33,371,388	398,921	5,181,351
Shares repurchased	(5,901,106)	(79,800,825)	(6,500,805)	(71,699,710)
Net increase (decrease)	(1,095,475)	$(12,170,481)	6,231,049	$59,346,080

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Amount	Shares	Amount
Class M:
Shares sold	1,851,406	$26,301,677	5,942,439	$63,088,565
Shares issued to shareholders in reinvestment of distributions	756,405	10,319,284	110,703	1,433,257
Shares repurchased	(2,168,546)	(30,000,967)	(2,206,847)	(23,882,528)
Net increase	439,265	$6,619,994	3,846,295	$40,639,294

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2005

28

GMO Emerging Countries Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

29

GMO Emerging Countries Fund
(A Series of GMO Trust)

Fund Expenses (Unaudited) — (Continued)
February 28, 2005

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *

Class III
1) Actual	1.06%	$1,000.00	$1,368.00	$6.22
2) Hypothetical	1.06%	$1,000.00	$1,019.54	$5.31

Class M
1) Actual	1.36%	$1,000.00	$1,366.20	$7.98
2) Hypothetical	1.36%	$1,000.00	$1,018.05	$6.81

* Expenses are calculated using each Class’s annualized net expense ratio for the six months ended February 28, 2005, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Emerging Countries Fund
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2005

During the year ended February 28, 2005, the Fund paid foreign taxes of $1,103,257 and recognized foreign source income of $9,860,937.

The Funds distributions to shareholders include $32,196,773 from long-term capital gains.

For taxable, non-corporate shareholders, 24.79% of the income and short-term capital gains, if any, distributed in the Fund’s fiscal year ended February 28, 2005 represents qualified dividend income subject to the 15% rate category.

31

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of birth (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

32

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

33

Principal Officers:

Name, Address,and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

Principal Officers – (Continued)

Name, Address,and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on November 22, 2004, the GMO World Opportunity Overlay Fund returned +0.7% for the fiscal year ending February 28, 2005, as compared with +0.6% for the same period for the Fund’s benchmark, the J.P. Morgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by +0.1%.  The Fund is comprised of overlay strategies involving investments in derivative transactions (largely interest-rate swaps and exchange-traded futures).  These derivative transactions are backed by a collateral pool consisting of investment-grade, short-duration fixed income instruments, mostly asset-backed securities. During the time period, the overlay strategies added 0.23%.  Offsetting this was the process of deploying cash in the collateral pool during the Fund start up.  This took the form of sub-LIBOR returns before cash deployment, as well as the absorption of transactions costs associated with purchasing the asset-backed securities.  In total, cash management detracted 0.13%.

The Fund’s portfolio duration at fiscal year-end was 0.36 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Investments Concentration Summary (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Debt Obligations	61.8%
Short-Term Investments	34.3
Mutual Fund	3.2
Swaps	0.3
Futures	0.0
Forward Currency Contracts	(0.0)
Other Assets and Liabilities (net)	0.4
100.0%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 61.8%

	Asset-Backed Securities — 53.2%

	Auto Financing — 2.7%
5,750,000	Daimler Chrysler Master Owner Trust Series 04-B Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.60%, due 08/17/09	5,757,187
10,000,000	Superior Wholesale Inventory Financing Trust Series 04-A10 Class A, 2.69%, due 09/15/11	10,012,900
		15,770,087

	Business Loans — 1.7%
4,942,195	Bayview Commercial Asset Trust Series 04-3 Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 3.02%, due 01/25/35	4,942,195
5,000,000	Navistar Financial Dealer Note Master Trust Series 05-1 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.78%, due 02/25/13	4,999,950
		9,942,145

	Credit Cards — 10.8%
5,000,000	Capital One Multi-Asset Execution Trust Series 04-A7 Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.94%, due 06/16/14	5,018,050
7,875,000	Chase Credit Card Master Trust Series 03-3 Class A, 2.70%, due 10/15/10	7,894,995
4,000,000	Discover Card Master Trust I Series 00-5 Class A, 3.16%, due 09/06/10	4,000,000
10,000,000	Discover Card Master Trust I Series 04-2 Class A2, 2.39%, due 05/15/12	10,004,687
7,500,000	First USA Credit Card Master Trust Series 97-8 Class A, 2.74%, due 05/17/10	7,525,781
7,000,000	Gracechurch Card Funding Plc Series 03-3 Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.70%, due 03/15/10	7,018,594
7,500,000	MBNA Master Credit Card Trust Series 03-A8 Class A8, 2.74%, due 01/15/14	7,514,355
7,000,000	Pillar Funding Plc Series 04-2 Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.63%, due 09/15/11	7,002,461
7,000,000	World Financial Network Credit Card Master Trust Series 04-B Class A, Variable Rate, 1 mo. LIBOR + .10%, 2.69%, due 07/15/10	7,001,094
		62,980,017

2	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Insurance Premiums — 1.2%
7,000,000	AICCO Premium Finance Master Trust Series 04-1 Class A, 2.77%, due 11/17/08	7,006,016

	Insured Auto Financing — 2.1%
5,000,000	Aesop Funding II LLC Series 05-1A Class A3, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.77%, due 04/20/10	5,000,000
7,000,000	Rental Car Finance Corp Series 04-1A Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 2.85%, due 06/25/09	7,016,849
		12,016,849

	Insured Credit Cards — 1.2%
7,000,000	Cabela’s Master Credit Card Trust Series 04-2A Class A, 2.71%, due 03/15/11	7,013,790

	Insured Residential Home Equity (United States) — 1.2%
7,000,000	Residential Asset Securities Corp Series 04-KS12 Class AI2, 2.88%, due 01/25/35	7,001,094

	Investment Grade Corporate Collateralized Debt Obligations — 3.2%
2,000,000	Morgan Stanley Aces SPC Series 04-12 Class I, 144A, Variable Rate, 3 mo. LIBOR + .80%, 3.02%, due 08/05/09	1,996,250
6,000,000	Morgan Stanley Aces SPC Series 04-16 Class I, Variable Rate, 3 mo. LIBOR + .40%, 3.03%, due 08/05/09	5,986,875
5,000,000	Morgan Stanley Aces SPC/US Series 04-15 Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.12%, due 12/20/09	4,993,750
3,000,000	Morgan Stanley Aces SPC/US Series 04-15 Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 3.22%, due 12/20/09	2,994,375
3,000,000	Morgan Stanley Aces SPC/US Series 05-2A Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 3.34%, due 03/20/10	2,996,250
		18,967,500

	Rate Reduction Bond — 1.7%
5,000,000	Massachusetts RRB Special Purpose Trust Series 05-1 Class A3, 4.13%, due 09/15/13	4,985,937
5,000,000	PG&E Energy Recovery Funding LLC Series 2005-1 Class A4, 4.37%, due 06/25/14	4,929,750
		9,915,687

See accompanying notes to the financial statements.	3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Residential Home Equity (United States) — 13.9%
7,009,077	ACE Securities Corp Series 2005-SDI Class A1, 3.05%, due 06/25/11	7,009,077
7,000,000	Aegis Asset Backed Securities Trust Series 04-6 Class 1A2, 2.92%, due 03/25/35	7,003,290
6,500,000	Bayview Financial Acquisition Trust Series 05-A Class A1, Variable Rate, 1 mo. LIBOR + .50%, 3.15%, due 02/28/40	6,500,000
5,936,093	Bear Stearns Asset Backed Securities Inc Series 03-HE4 Class A1, 2.83%, due 06/25/31	5,937,281
4,515,437	Centex Home Equity Series 04-C Class AV3, Variable Rate, 1 mo. LIBOR + .13%, 2.78%, due 11/25/28	4,514,534
1,600,000	Centex Home Equity Series 05-A Class AV2, Variable Rate, 1 mo. LIBOR + .20%, 2.75%, due 07/25/34	1,598,500
1,200,000	Centex Home Equity Series 05-A Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 2.89%, due 01/25/35	1,203,375
3,976,698	Citifinancial Mortgage Securities Inc Series 04-1 Class AF1, Variable Rate, 1 mo. LIBOR + .09%, 2.74%, due 04/25/34	3,974,948
7,000,000	Countrywide Asset-Backed Certificates Series 04-14 Class A2, Variable Rate, 1 mo. LIBOR + .10%, 2.80%, due 10/25/33	7,010,117
3,068,265	Countrywide Asset-Backed Certificates Series 04-4 Class 3A1, 2.75%, due 11/25/23	3,067,306
3,425,163	Credit-Based Asset Servicing and Securitization Series 04-CB4 Class A1, Variable Rate, 1 mo. LIBOR + .17%, 2.82%, due 05/25/35	3,426,328
3,111,818	Finance America Mortgage Loan Trust Series 04-1 Class 2A1, 2.82%, due 06/25/34	3,112,061
6,464,839	Indy Mac Home Equity Loan Asset-Backed Trust Series 04-C Class 2A1, Variable Rate, 1 mo. LIBOR + .16%, 2.81%, due 03/25/35	6,465,344
7,648,189	Master Asset Backed Securities Trust Series 05-NC1 Class A3, Variable Rate, 1 mo. LIBOR + .13%, 2.63%, due 12/25/34	7,648,189
5,271,791	Residential Asset Mortgage Products Inc Series 04-RZ3 Class AII1, 2.70%, due 06/25/24	5,274,263
7,000,000	Structured Asset Securities Corp Series 05-WF1 Class A2, 2.85%, due 01/25/35	7,000,000
		80,744,613

	Residential Mortgage-Backed Securities (Australian) — 5.3%
5,767,300	Australian Mortgage Securities II G3 A1A, Variable Rate, 1 mo. LIBOR + .21%, 2.98%, due 01/10/35	5,780,565
6,558,889	Crusade Global Trust Series 04-2 Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.98%, due 11/19/37	6,557,095

4	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	Residential Mortgage-Backed Securities (Australian) — continued
7,000,000	Medallion Trust Series 05-1G Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.82%, due 05/10/36	7,000,000
6,416,323	National RMBS Trust Series 04-1 Class A1, Variable Rate, 3 mo. LIBOR + .11%, 2.62%, due 03/20/34	6,409,907
5,000,000	Westpac Securitization Trust Series 05-1G Class A1, Variable Rate, 3 mo. LIBOR + .07%, 2.95%, due 03/23/36	5,000,000
		30,747,567

	Residential Mortgage-Backed Securities (European) — 3.9%
5,000,000	Granite Master Issuer Plc Series 05-1 Class A1, Variable Rate, 1 mo. LIBOR + .04%, 2.64%, due 12/20/19	5,000,000
7,000,000	Paragon Mortgages Plc Series 6A Class A2A, 144A, Variable Rate, 3 mo. LIBOR + .35%, 2.84%, due 03/15/30	7,022,148
3,550,000	Permanent Financing Plc Series 6 Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 2.55%, due 12/10/11	3,550,000
7,000,000	Residential Mortgage Securities Series 20A Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.94%, due 08/10/30	7,000,000
		22,572,148

	Student Loans — 4.3%
5,000,000	College Loan Corporation Trust Series 04-1 Class A2, Variable Rate, 3 mo. LIBOR + .11%, 2.81%, due 04/25/16	5,003,150
2,000,000	College Loan Corporation Trust Series 05-1 Class A1, Variable Rate, 3 mo. LIBOR + .03%, 2.75%, due 01/25/14	2,000,000
4,000,000	Collegiate Funding Services Education Loan Trust I Series 05-A Class A1, Variable Rate, 3 mo. LIBOR + .02%, 2.92%, due 09/29/14	4,000,000
7,000,000	Nelnet Educational Loan Funding Corp. Series 04-2A Class A3, Variable Rate, 3 mo. LIBOR + .10%, 2.48%, due 11/25/15	7,002,800
7,000,000	SLM Student Loan Trust Series 05-2 Class A1, Variable Rate, 3 mo. LIBOR + .02%, 2.71%, due 04/25/10	6,998,019
		25,003,969

	Total Asset-Backed Securities	309,681,482

See accompanying notes to the financial statements.	5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Par Value ($)/ Shares	Description	Value ($)

	U.S. Government — 8.6%
25,000,000	U.S. Treasury Note, 2.50%, due 10/31/06 (a)	24,582,033
23,561,600	US Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a) (b)	25,413,396
		49,995,429

	TOTAL DEBT OBLIGATIONS (COST $360,336,219)	359,676,911

	MUTUAL FUND — 3.2%

18,787,250	Merrimac Cash Series, Premium Class	18,787,250

	TOTAL MUTUAL FUND (COST $18,787,250)	18,787,250

	SHORT-TERM INVESTMENTS — 34.3%

	U.S. Government Agencies — 34.3%
75,000,000	Fannie Mae, 2.40%, due 03/04/05	74,950,000
25,000,000	Federal Farm Credit, 2.46%, due 03/31/05	24,947,042
50,000,000	Federal Home Loan Bank, 2.42%, due 03/16/05	49,926,055
50,000,000	Federal Home Loan Mortgage Corp, 2.43%, due 03/15/05	49,905,500
		199,728,597

	TOTAL SHORT-TERM INVESTMENTS (COST $199,728,597)	199,728,597

	TOTAL INVESTMENTS — 99.3%
	(Cost $578,852,066)	578,192,758

	Other Assets and Liabilities (net) — 0.7%	4,395,199

	TOTAL NET ASSETS — 100.0%	$582,587,957

6	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2005

Notes to Schedule of Investments:

144A -Securities exempt from registration under rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2005, which are subject to change based on the terms of the security.
(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).
(b) Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

See accompanying notes to the financial statements.	7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

A summary of outstanding financial instruments at February 28, 2005 is as follows:

Forward currency contracts

Settlement				Net Unrealized
Date	Deliver	Units of Currency	Value	Depreciation

Sales

3/02/05	GBP	547,500	$1,054,321	$(931)

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)

Sales

268	Euro-Swiss LIFFE 3mo.	June 2005	$57,326,079	$(30,670)
743	Euro-Swiss LIFFE 3mo.	September 2005	158,593,286	78,373
120	U.S. Treasury Note 10 Yr.	June 2005	13,185,000	(690)
				$47,013

At February 28, 2005, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

8	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Swap Agreements

Credit Default Swaps

						Net Unrealized
Notional	Expiration			Annual	Deliverable	Appreciation
Amount	Date	Counterparty	Receive (Pay)	Premium	On Default	(Depreciation)
5,000,000USD	3/20/2015	Lehman Brothers	(Pay)	0.88%	Credit Swap AAA CDO	$(85,691)

Interest Rate Swaps

						Net Unrealized
Notional	Expiration			Fixed		Appreciation
Amount	Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
141,300,000GBP	1/4/2007	JP Morgan	(Pay)	4.83%	6 month GBP LIBOR	$1,357,829
1,804,000,000SEK	1/7/2007	Deutsche Bank AG	Receive	2.68%	3 month SEK STIBOR	653,788
100,000,000CHF	1/13/2007	Deutsche Bank AG	Receive	1.26%	6 month CHF LIBOR	(46,131)
100,000,000CHF	1/15/2007	Citigroup	Receive	1.26%	6 month CHF LIBOR	(53,542)
151,100,000GBP	2/2/2007	Deutsche Bank AG	(Pay)	4.87%	6 month GBP LIBOR	1,234,311
288,800,000USD	2/4/2007	JP Morgan	Receive	3.63%	3 month LIBOR	(1,540,749)
770,000,000CAD	2/9/2007	JP Morgan	Receive	3.08%	3 month Floating Canadian Deposit Offering Rate	(509,265)
100,000,000CHF	2/10/2007	JP Morgan	Receive	1.18%	6 month CHF LIBOR	(216,850)
237,400,000USD	3/2/2007	Deutsche Bank AG	Receive	3.90%	3 month LIBOR	(262,914)
1,630,200,000SEK	3/2/2007	Citigroup	(Pay)	2.60%	3 month SEK STIBOR	(46,267)
51,000,000USD	1/21/2008	Deutsche Bank AG	(Pay)	3.81%	3 month LIBOR	441,327
60,000,000EUR	1/11/2010	Citigroup	Receive	3.11%	6 month EUR LIBOR	(417,521)
225,000,000USD	1/21/2010	Deutsche Bank AG	Receive	4.10%	3 month LIBOR	(2,886,158)
5,000,000USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	71,401
150,000,000USD	1/21/2013	Deutsche Bank AG	(Pay)	4.41%	3 month LIBOR	2,250,612
35,100,000GBP	12/15/2014	Citigroup	(Pay)	4.80%	6 month GBP LIBOR	1,311,370
70,000,000USD	12/17/2014	Deutsche Bank AG	Receive	4.49%	3 month LIBOR	(1,534,194)
165,000,000USD	1/10/2015	Deutsche Bank AG	Receive	4.67%	3 month LIBOR	(1,342,340)
50,000,000EUR	1/12/2015	Citigroup	(Pay)	3.69%	6 month EUR LIBOR	568,088
17,000,000EUR	1/12/2015	Citigroup	(Pay)	3.67%	6 month EUR LIBOR	233,074
22,400,000CHF	1/13/2015	Citigroup	(Pay)	2.49%	6 month CHF LIBOR	202,312
22,400,000CHF	1/13/2015	Deutsche Bank AG	(Pay)	2.48%	6 month CHF LIBOR	219,285

See accompanying notes to the financial statements.	9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2005

Interest Rate Swaps — continued

						Net Unrealized
Notional	Expiration			Fixed		Appreciation
Amount	Date	Counterparty	Receive (Pay)	Rate	Variable Rate	(Depreciation)
40,600,000GBP	1/18/2015	JP Morgan	(Pay)	4.87%	6 month GBP LIBOR	$1,099,448
75,500,000USD	1/20/2015	JP Morgan	Receive	4.60%	3 month LIBOR	(1,030,413)
15,000,000USD	2/8/2015	JP Morgan	(Pay)	4.47%	3 month LIBOR	373,861
184,000,000CAD	2/9/2015	JP Morgan	(Pay)	4.47%	3 month Floating Canadian Deposit Offering Rate	1,427,655
22,000,000CHF	2/10/2015	JP Morgan	(Pay)	2.36%	6 month CHF LIBOR	438,328
72,500,000CAD	2/15/2015	Deutsche Bank AG	Receive	4.46%	3 month Floating Canadian Deposit Offering Rate	(643,948)
44,800,000EUR	2/17/2015	JP Morgan	(Pay)	3.58%	6 month EUR LIBOR	1,104,670
189,500,000CAD	2/22/2015	Deutsche Bank AG	(Pay)	4.55%	3 month Floating Canadian Deposit Offering Rate	515,102
21,000,000EUR	2/22/2015	Deutsche Bank AG	Receive	3.69%	6 month EUR LIBOR	(255,188)
60,000,000EUR	2/22/2025	Deutsche Bank AG	(Pay)	4.70%	6 month EUR LIBOR	510,928
86,000,000USD	1/10/2035	Deutsche Bank AG	(Pay)	5.24%	3 month LIBOR	(1,107,621)
16,500,000EUR	1/11/2035	Citigroup	Receive	4.27%	6 month EUR LIBOR	(75,980)
100,000,000CAD	2/22/2035	Deutsche Bank AG	Receive	5.18%	3 month Floating Canadian Deposit Offering Rate	(30,933)
						$2,013,375

Total Return Swaps

					Net Unrealized
Notional	Expiration				Appreciation
Amount	Date	Counterparty	(Pay)	Receive	(Depreciation)
20,000,000USD	3/31/2005	UBS Warburg	1 month LIBOR - 0.30%	Return on Lehman Brothers CMBS AAA 8.5 + Index	$(310,462)
10,000,000USD	4/29/2005	Citigroup	1 month LIBOR - 0.25%	Return on Lehman Brothers CMBS AAA 8.5 + Index	(156,256)
10,000,000USD	5/31/2005	Deutsche Bank AG	1 month LIBOR - 0.35%	Return on Lehman Brothers CMBS AAA 8.5 + Index	—
					$(466,718)

10	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2005

Assets:

Investments, at value (cost $578,852,066) (Note 2)	$578,192,758
Cash	6,441,422
Interest receivable	836,146
Receivable for variation margin on open futures contracts (Note 2)	21,274
Receivable for open swap contracts (Note 2)	14,013,389
Periodic payments from open swap agreements (Note 2)	904,907
Receivable for expenses reimbursed by Manager (Note 3)	22,568

Total assets	600,432,464

Liabilities:
Foreign cash due to custodian (cost $34,375)	34,780
Payable for investments purchased	4,999,690
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	4,673
Payable for open forward currency contracts (Note 2)	931
Payable for open swap contracts (Note 2)	12,552,423
Payable for closed swap contracts (Note 2)	474,400
Accrued expenses	86,791

Total liabilities	18,153,688
Net assets	$582,278,776

Shares outstanding	23,134,519

Net asset value per share	$ 25.17

See accompanying notes to the financial statements.	11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Period from November 22, 2004 (commencement  of operations) through February 28, 2005

Investment Income:
Interest	$ 3,185,308

Total income	3,185,308

Expenses:
Custodian, fund accounting agent and transfer agent fees	19,726
Audit and tax fees	55,076
Legal fees	13,790
Trustees fees and related expenses (Note 3)	9,891
Miscellaneous	4,433
Total expenses	102,916
Fees and expenses reimbursed by Manager (Note 3)	(90,888)
Net expenses	12,028

Net investment income	3,173,280

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,808,566
Closed futures contracts	(565,964)
Closed swap contracts	(1,595,049)
Foreign currency, forward contracts and foreign currency related transactions	607

Net realized loss	(351,840)

Change in net unrealized appreciation (depreciation) on:
Investments	(659,308)
Open futures contracts	47,013
Open swap contracts	1,460,966
Foreign currency, forward contracts and foreign currency related transactions	(1,335)

Net unrealized gain	847,336

Net realized and unrealized gain	495,496

Net increase in net assets resulting from operations	$3,668,776

12	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from November 22, 2004
(commencement of operations)
through February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income	$3,173,280
Net realized loss	(351,840)
Change in net unrealized appreciation (depreciation)	847,336

Net increase in net assets from operations	3,668,776

Fund share transactions: (Note 5)
Proceeds from sale of shares	584,910,000
Cost of shares repurchased	(6,300,000)
Increase in net assets resulting from fund share transactions	578,610,000

Total increase in net assets	582,278,776

Net assets:
Beginning of period	—
End of period	$582,278,776

See accompanying notes to the financial statements.	13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout the period)

	Period Ended
	February 28, 2005	(a)
Net asset value, beginning of period	$ 25.00

Income from investment operations:
Net investment income †`	0.15
Net realized and unrealized gain	0.02

Total from investment operations	0.17

Net asset value, end of period	$ 25.17
Total Return (b)	0.68	%**

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$582,279
Net expenses to average daily net assets	0.01	%*
Net investment income to average daily net assets	2.21	%*
Portfolio turnover rate	8	%**
Fees and expenses reimbursed by the Manager
to average daily net assets:	0.06	%*

(a)	Period from November 22, 2004 (commencement of operations) through February 28, 2005.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

14	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2005

1.     Organization

GMO World Opportunity Overlay Fund (the “Fund”), which commenced operations on November 22, 2004, is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The Fund seeks total return in excess of its benchmark.  The Fund seeks to achieve its objective of outperforming its benchmark primarily through returns on the Fund’s derivatives positions.  The Fund’s benchmark index is the J.P. Morgan U.S. 3-Month Cash Index.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors.

2.     Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value.  Shares of mutual funds are valued at their net asset value as reported on each business day.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued as determined in good faith by the Trustees or other persons acting at their direction.  A security’s value or exchange rate may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect the security’s value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager.  The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.  The Manager is informed

15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain securities were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.  As of February 28, 2005, the total value of these securities represented 11.5% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars.  The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.  The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2005.

16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Futures contracts

The Fund may purchase and sell futures contracts to manage its exposure to the financial markets.  Buying futures tends to increase the Fund’s exposure to the underlying instrument.  Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund instruments.  Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from the changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  See the Schedule of Investments for open futures contracts held by the Fund as of February 28, 2005.

Options

The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest.  Writing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, obligating the Fund to sell the underlying investment at a set price to the option-holder at any time during the specified time period and, in the case of a put option, obligating the Fund to purchase the underlying investment at a set price from the option-holder at any time during a specified time period.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying investment increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  As of February 28, 2005, the Fund held no written option contracts.

The Fund may also purchase put and call options.  Purchasing options increases the Fund’s exposure to the underlying investment by, in the case of a call option, entitling the Fund to purchase the underlying

17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

investment at a set price from the writer of the option at any time during a specified time period and, in the case of a put option, entitling the Fund to sell the underlying investment at a set price to the writer of the option at any time during a specified time period.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.  As of February 28, 2005, the Fund held no purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.  As of February 28, 2005, the Fund held no loan agreements.

Indexed securities

The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.   See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2005.

Swap agreements

The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates.  See the Schedule of Investments for a summary of open swap agreements held by the Fund as of February 28, 2005.

Repurchase agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.  As of February 28, 2005, the Fund held no repurchase agreements.

19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the fund on the next business day.  As of February 28, 2005, the Fund held no reverse repurchase agreements.

Security lending

The Fund may lend its securities to certain qualified brokers.  The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.  As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.  The Fund receives compensation for lending its securities.  As of February 28, 2005, the Fund had no securities on loan.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal or state income taxes is reflected in the accompanying financial statements. A more detailed discussion of the tax consequences of owning an interest in the Fund is included in the Fund’s Private Placement Memorandum.

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later.  Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts.  Non-cash dividends, if any, are recorded at the fair market value of the securities received.  Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal.  Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.  Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.     Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services.  In addition, effective until at least June 30, 2005, GMO has contractually agreed to reimburse all of the Fund’s expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2005 was $9,163 and $230, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.     Purchases and sales of securities

For the year ended February 28, 2005, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales

U.S. Government securities	$50,587,187	$—
Investments (non-U.S. Government securities)	325,505,422	17,453,385

5.     Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2005

6.     Principal shareholders

At February 28, 2005, 91.3% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  All of the shareholders are other funds of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2005, substantially all of the Fund’s shares was held by accounts for which the Manager has investment discretion.

7.     Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Period from November 22, 2004 (commencement of operations)
	through February 28, 2005
	Shares	Amount
Shares sold	23,385,215	$584,910,000
Shares issued to shareholders in reinvestment of distributions	—	—
Shares repurchased	(250,696)	(6,300,000)
Net increase	23,134,519	$578,610,00

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the “Fund”) (a series of GMO Trust) at February 28, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period from November 22, 2004 (commencement of operations) to February 28, 2005, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2005

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses (Unaudited)

February 28, 2005

Expense Examples:  The following information is in relation to expenses for the period November 22, 2004 (commencement of operations) through February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested and held for the entire period, November 22, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.01%	$1,000.00	$1,006.80	$0.03
2) Hypothetical	0.01%	$1,000.00	$1,013.40	$0.03

*   Expenses are calculated using the Fund’s annualized net expense ratio for the period ended February 28, 2005, multiplied by the average account value over the period, multiplied by 98 days in the period, divided by 365 days in the year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light	Trustee	Since May	Professor of
c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941		1996	Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W.	Trustee	Since	Consultant –
Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944		December 2000	Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

25

Interested Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy	Chairman of	Since September	Chairman,
Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	the Board of Trustees	1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff,
Grantham, Mayo, Van Otterloo
& Co. LLC (June 2004 –
present); Vice President,
Director of Tax, Columbia
Management Group (2002 –
2004) and Senior Tax Manager
(2000 – 2002) and Tax Manager
(1999 – 2000),
PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997- February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti- Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Special Purpose Holding Fund

(formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2005

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund’s website at www.gmo.com.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Special Purpose Holding Fund returned +36.4% for the fiscal year ended February 28, 2005, as compared to +1.7% for the J.P. Morgan 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by +34.7%.  The returns on the Fund were positive as the administrator to the liquidating trusts relating to defaulted securities previously held by the Fund released a significant portion of principal to bondholders ahead of market expectations.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change.  They are not meant as investment advice.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Investments Concentration Summary(a) — (Unaudited)

February 28, 2005

Asset Class Summary	% of Total Net Assets
Debt Obligations	114.2%
Other Assets and Liabilities (net)	(14.2)
100.0%

(a) GMO SPV I, LLC is an 80.4% subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2005

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 114.2% (a)

	Asset-Backed Securities — 114.2%

	Health Care Receivables — 114.2%
44,074,711	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b)	3,279,375
20,172,749	Interest related to the Bankruptcy Estate of NPF XII Inc Series 00-3 Class A (b)	1,842,500
51,348,377	Interest related to the Bankruptcy Estate of NPF XII Inc Series 02-1 Class A (b)	4,690,000
		9,811,875

	Total Asset-Backed Securities	9,811,875

	TOTAL DEBT OBLIGATIONS (COST $5,945,814)	9,811,875

	TOTAL INVESTMENTS — 114.2%
	(Cost $5,945,814)	9,811,875

	Other Assets and Liabilities (net) — (14.2%)	(1,217,335)

	TOTAL NET ASSETS — 100.0%	$8,594,540

Notes to Schedule of Investments:

(a) Owned by GMO SPV I, LLC. GMO SPV I, LLC is an 80.4% subsidiary of GMO Special Purpose Holding Fund.
(b) Security in default.

2	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 28, 2005

	GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (cost $4,783,164) (Note 2)	$8,211,557	$ 9,811,875	—	(8,211,557)	$ 9,811,875
Cash	447,863	409,944	—	—	857,807
Interest receivable	448	246	—	—	694
Receivable for expenses reimbursed by Manager (Note 3)	32,312	6,498	—	—	38,810
Total assets	8,692,180	10,228,563	—	(8,211,557)	10,709,186

Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	12,507	—	—	—	12,507
Accrued expenses	85,133	21,011	—	—	106,144
Minority interest	—	—	1,995,995	—	1,995,995

Total liabilities	97,640	21,011	1,995,995	—	2,114,646
Net assets	$8,594,540	$10,207,552	$(1,995,995)	(8,211,557)	$ 8,594,540

Shareholders capital	$8,594,540				$ 8,594,540
Shares outstanding	554,071				554,071

Net asset value per share	15.51				15.51

See accompanying notes to the financial statements.	3

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Statement of Operations — Year Ended February 28, 2005

	GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$ 500,001	$14,880	—	—	514,881

Total income	500,001	14,880	—	—	514,881

Expenses:
Custodian and transfer agent fees	5,008	28,535	—	—	33,543
Audit and tax fees	81,711	9,873	—	—	91,584
Legal fees	48,392	150,508	—	(141,044)	57,856
Trustees fees and related expenses (Note 3)	13,095	1,416	—	—	14,511
Miscellaneous	587	—	—	—	587
Total expenses	148,793	190,332	—	(141,044)	198,081
Fees and expenses reimbursed by Manager (Note 3)	(302,672)	(38,971)	—	141,044	(200,599)
Net expenses	(153,879)	151,361	—	—	(2,518)
Net income	653,880	(136,481)	—	—	517,399
Minority Interest	—	—	26,688	—	26,688
Net investment income after minority interest	653,880	(136,481)	26,688	—	544,087

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,740,004	(109,596,059)	—	123,300,605	17,444,550
Investments in affiliated issuers	(92,479,115)	—	—	—	(92,479,115)
Closed futures contracts	(369,357)	—	—	—	(369,357)
Closed swap contracts	52,522	—	—	—	52,522
Foreign currency, forward contracts and foreign currency related transactions	(69,500)	—	—	—	(69,500)
Net realized gain	(89,125,446)	(109,596,059)	—	123,300,605	(75,420,900)
Change in net unrealized appreciation (depreciation) on:
Investments	95,053,092	10,868,422	—	(5,157,873)	100,763,641
Open futures contracts	45,241	—	—	—	45,241
Open swap contracts	37,217	—	—	—	37,217
Foreign currency, forward contracts and foreign currency related transactions	339,968	—	—	—	339,968
Net unrealized gain	95,475,518	10,868,422	—	(5,157,873)	101,186,067

Net realized and unrealized gain	6,350,072	(98,727,637)	—	118,142,732	25,765,167
Minority interest in realized and unrealized gain	—	—	(19,305,302)	—	(19,305,302)
Net increase in net assets resulting from operations	$ 7,003,952	$ (98,864,118)	$(19,278,614)	$118,142,732	$ 7,003,952

4	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2005	For the period December 1, 2003 through February 29, 2004	Year Ended November 30, 2003
Increase (decrease) in net assets:
Operations (after minority interest):
Net investment income	$ 544,087	$ 1,242,811	$ 7,482,760
Net realized gain (loss)	(96,851,424)	(1,228,122)	(43,897,574)
Change in net unrealized appreciation (depreciation)	103,311,289	2,058,339	38,029,542

Net increase (decrease) in net assets from operations	7,003,952	2,073,028	1,614,728

Distributions to shareholders from:
Net Investment income	(6,893,402)	—	—
Return of capital	(596,105)	—	—
Partnership distribution	(9,580,120)	—	—
	(17,069,627)
Fund share transactions: (Note 6)
Proceeds from sale of shares	—	—	324,210
Net asset value of shares issued to shareholders in payment of distributions declared	7,489,507	—	—
Cost of shares repurchased	(214,556,130)	(467,911)	(59,532,346)

Net increase (decrease) in Fund share transactions	(207,066,623)	(467,911)	(59,208,136)

Total increase (decrease) in net assets	(217,132,298)	1,605,117	(57,593,408)

Net assets:
Beginning of period	225,726,838	224,121,721	281,715,129
End of period	$ 8,594,540	$225,726,838	$224,121,721

See accompanying notes to the financial statements.	5

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Financial Highlights

(For a share outstanding throughout each period)

		Period from
		December 1, 2003		Year
	Year Ended	through		Ended
	February 28, 2005	February 29, 2004(a)(b)		November 30, 2003(a)
Net asset value, beginning of period	$ 24.11	$ 23.89		$ 23.77

Income from investment operations:
Net investment income	0.41 †	0.13	†	0.75 †
Net realized and unrealized gain (loss)	9.08	0.09		(0.63)

Total from investment operations	9.49	0.22		0.12

Less distributions to shareholders: From net investment income	(0.74)	—		—
From net realized gains	—	—		—
From return of capital	(0.06)	—		—
From partnership distributions	(17.29)	—		—

Total distributions	(18.09)	—		—
Net asset value, end of period	$ 15.51	$ 24.11		$ 23.89
Total Return (f)	36.35%	0.92	%**	0.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 8,595	$225,727		$224,113
Net operating expenses to average daily net assets	(0.01)%	0.08	%*	0.13%
Interest expense to average daily net assets	—	0.04	%*(h)	— (i)
Total net expenses to average daily net assets	(0.01)%	0.12	%*	0.13%
Net investment income to average daily net assets	1.83%	0.49	%*	3.11%
Portfolio turnover rate	0%	4	%**	80%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.67%	0.11	%*	0.10%

6	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Financial Highlights — (Continued)

(For a share outstanding throughout each period)

	Period from March 1, 2002 through November 30, 2002(a)(c)		Year Ended Feb. 28/29, (a)

			2002		2001(d)		2000(e)
Net asset value, beginning of period	$ 25.66		$ 26.14		$ 25.29		$ 25.00

Income from investment operations:
Net investment income	0.73	†	1.29	†	1.83		0.26
Net realized and unrealized gain (loss)	(2.39)		(0.33)		0.07		0.03

Total from investment operations	(1.66)		0.96		1.90		0.29

Less distributions to shareholders: From net investment income	(0.15)		(1.44)		(1.05		—
From net realized gains	(0.08)		—		—		—
From return of capital	—		—		—		—
From partnership distributions	—		—		—		—

Total distributions	(0.23)		(1.44)		(1.05)		—
Net asset value, end of period	$ 23.77		$ 25.66		$ 26.14		$ 25.29
Total Return (f)	(6.53	)%**	3.69%		7.61%		1.16	%**

Ratios/Supplemental Data:	$281,715		$1,440,711		$1,520,173		$338,101
Net assets, end of period (000’s)	0.01	%*	—	(g)	—	*(g)	—	*(g)
Net operating expenses to average daily net assets	0.03	%*(h)	0.05	%(h)	0.20	%(h)	0.40	%*(h)
Interest expense to average daily net assets	0.04	%*	0.05%		0.20%		0.40	%*
Total net expenses to average daily net assets	3.76	%*	4.91%		7.05%		6.62	%*
Net investment income to average daily net assets	39	%**	29%		39%		4	%**
Portfolio turnover rate	0.02	%*	0.02%		0.02%		0.02	%*

See accompanying notes to the financial statements.	7

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

(A Series of GMO Trust)

Consolidated Financial Highlights — (Continued)

(For a share outstanding throughout each period)

(a)

As a result of changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations.  The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.06% and net investment income per share by $0.01.  For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.15%, 0.41%, 0.24, less than 0.01% and (0.15)% and to net investment income per share of $0.04, $0.08, $0.06, less than $0.01 and less than $(0.01) in the fiscal years/periods ending November 30, 2003, November 30, 2002, February 28, 2002, February 28, 2001 and February 29, 2000, respectively.

(b)	The Fund changed its fiscal year end from November 30 to February 28.
(c)	The Fund changed its fiscal year end from February 28 to November 30.
(d)

Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share.  The effect of this change decreased the ratio of net investment income to average net assets from 7.06% to 7.05%.

(e)	Period from December 31, 1999 (commencement of operations) to February 29, 2000.
(f)	The total return would have been lower had certain expenses not been reimbursed during the period shown.
(g)	Net operating expenses as a percentage of average daily net assets was less than 0.01%.
(h)

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(i)	Interest expense as a percentage of average daily net assets was less than 0.01%.
†	Computed using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

8	See accompanying notes to the financial statements.

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Consolidated Notes to Financial Statements
February 28, 2005

1.              Organization

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) (the “Fund”) is a series of GMO Trust (the “Trust”).  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.  The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).  The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985.  The Declaration of Trust permits the Trustees to create an unlimited number of series (“Funds”), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

The consolidated financial statements include the accounts of the Fund and GMO SPV I LLC, its 80.4% owned subsidiary (collectively, the “Fund”).  All significant intercompany balances and transactions have been eliminated.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently the Fund is closed to new investment.

On November 26, 2002, approximately 78% of the Fund’s assets were transferred to a new fund, the GMO Short-Duration Collateral Fund (“SDCF”).   The Fund retained certain defaulted bonds sponsored by National Century Financial Enterprises (the “NPF Securities”) (through its investment in GMO SPV I, LLC (“SPV”)) generally retained other lower quality issues.

After the close of business on March 31, 2004, the Fund contributed its net assets, other than its interest in GMO SPV I, LLC, its claims resulting from its holdings of the NPF Securities, and a fixed amount of cash, such contribution representing $214,143,316 or 94.14% of the Fund’s assets, to SDCF in exchange for SDCF shares. The transaction was structured as a tax-free reorganization and the shares received by the Fund were then distributed to the shareholders. After distribution of the SDCF shares, the Fund changed its name to GMO Special Purpose Holding Fund and elected partnership status for Federal income tax purposes. The tax year end of GMO Special Purpose Holding Fund will be determined by reference to the year end of the majority of the partners on the first day of its taxable year, April 1, 2004. For financial reporting purposes, the Fund changed its year end from November 30 to February 28.

In April 2004, a plan of liquidation (“the Plan”) was approved by the bankruptcy court with respect to the National Century Financial Enterprises and the NPF Securities.  Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate.  The Fund, together with other creditors, are continuing to pursue various claims resulting from its holdings of the NPF Securities.  The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

9

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2005

2.              Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Special Purpose Holding Fund and its majority-owned investment in the SPV.  The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of minority participants are recorded as “Minority Interest”.  All significant fund accounts and transactions have been eliminated in consolidation.

Change in accounting principle

For the year ended February 29, 2004, as a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations.  For consistency, similar reclassifications have been made to the per share amounts in all prior year financial highlights presented.  Prior year net investment income ratios in the financial highlights have also been modified accordingly.  This reclassification increased net investment income and decreased net realized gains by $63,528 for the period ended February 29, 2004.  This change had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Portfolio valuation

Shares of investment funds are valued at their net asset value as reported on each business day.  Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their discretion.

Certain securities held by the Fund were valued solely on the basis of a price provided by the principal market maker.  The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2005, the total value of these securities represented 100% of total investments.

Taxes

Effective on April 1, 2004, the Fund elected to be taxed as a partnership for federal income tax purposes and, accordingly, the Fund is no longer a regulated investment company for federal income tax purposes.  As a partnership, the Fund will not be subject to federal and state income tax.  Instead, each shareholder is

10

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2005

responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

The Fund qualified as a regulated investment company until March 31, 2004, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Through March 31, 2004, the Fund’s policy was to declare and pay distributions from its net investment income annually, and from net realized short-term and long-term capital gains at least annually.  All distributions were paid in shares of the Fund, at net asset value, unless the shareholder elected to receive cash distributions.  Distributions to shareholders were recorded by the Fund on the ex-dividend date.  Income dividends and capital gain distributions were determined in accordance with U.S. federal income tax regulations which may have differed from U.S. GAAP.   Distributions in excess of tax basis earnings and profits, if any, were reported in the Fund’s financial statements as a return of capital.  For the Fund’s tax year ended March 31, 2004, the Fund had a return of capital distribution of $596,105.

Certain tax-related characteristics of the Fund as of March 31, 2004 became attributable to SDCF, effective April 1, 2004.  Included in such tax characteristics was the Fund’s capital loss carryover of $31,628,512.  See Note 1 for additional information related to the Fund’s March 31, 2004 tax-free reorganization with SDCF.

GMO SPV I, LLC is also treated as a partnership for federal income tax purposes and subject to the same rules as the Fund with respect to federal income taxation of partnerships.

A more detailed discussion of the tax consequences of owning an interest in the Fund is included in the Fund’s Private Placement Memorandum.

Distributions

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than a distribution in partial or complete redemption of a shareholder’s interest in the Fund, are reported in the Fund’s financial statements as partnership distributions.

Security transactions and related investment income

Security transactions are accounted for on trade date.  Interest income is recorded on an accrual basis and is adjusted for the amortization of premiums and discounts.  Income is not recognized, nor are premium and discount amortized on securities for which collection in the ordinary course of business is not expected.  Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Non-cash dividends, if any, are recorded at fair market value of the securities received.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

11

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2005

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund.  Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.              Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services.  In addition, effective until at least June 30, 2005, GMO has contractually agreed to reimburse all of the Fund’s expenses (excluding fees and expenses of the Chief Compliance Officer (“CCO”) and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund’s portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2005 was $8,404 and $3, respectively.  No remuneration is paid to any Trustee or officer who is affiliated with the Manager, except for the CCO.

4.              Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2005, aggregated $0 and $207,456,045, respectively.  Included in proceeds from sales of securities is $205,024,822 related to the Fund’s contribution to SDCF.

5.              Guarantees

In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.              Principal shareholders

At February 28, 2005, 61.7% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund’s outstanding shares.  One of the shareholders is another fund of GMO Trust.  Investment activities of these shareholders may have a material effect on the Fund.  At February 28, 2005, 0.7% of SPV was held by six related party accounts.

As of February 28, 2005 substantially all of the Fund’s shares were held by accounts for which the Manager has investment discretion.

12

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2005

7.              Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value).  Transactions in Fund shares were as follows:

	Year Ended February 28, 2005	For the period December 1, 2003 through February 29, 2004*	Year Ended November 30, 2003

Shares sold	—	—	13,488
Shares issued to shareholders
In reinvestment of distributions	320,338	—	—
Shares repurchased	(9,128,161)	(19,584)	(2,483,384)
Net decrease	(8,807,823)	(19,584)	(2,469,896)

Fund shares:
Beginning of period	9,361,894	9,381,478	11,851,374
End of period	554,071	9,361,894	9,381,478

*Change in year end. See Note 1.

8.              Subsequent event

On March 16, 2005, SPV received a distribution from the Interests Related to the Bankruptcy Estate of NPF VI and NPF XII in the amount of $3,795,441, reducing SPV’s investment in these Interests by the same amount.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund) (the “Fund”) (a series of GMO Trust) at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United Sates).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2005

14

GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund)
(A Series of GMO Trust)

Fund Expenses (Unaudited)
February 28, 2005

Expense Examples:  The following information is in relation to expenses for the six month period ended February 28, 2005.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled “Net Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Net
	Expense	Account	Account	Expense
	Ratio	Value	Value	Incurred *
1) Actual	0.17%	$1,000.00	$ 982.10	$0.84
2) Hypothetical	0.17%	$1,000.00	$1,023.95	$0.85

*   Expenses are calculated using the Class’s annualized net expense ratio (as disclosed in the table) multiplied by the average account value over the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

15

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and date of  birth  (“DOB”); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies.  The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	*[2]

Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Trustee	Since December 2000	Consultant – Business and Law, Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2 Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

16

Interested Trustees:

Name, Address, and DOB	Position(s) Heldwith Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

R. Jeremy Grantham[3] c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/06/1938	Chairman of the Board of Trustees	Since September 1985. President from February 2002 – October 2002; President Quantitative from September 1985 – February 2002	Chairman, Grantham, Mayo, Van Otterloo & Co. LLC	42	None

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3 Trustee is deemed to be an “interested person” of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the Investment Company Act of 1940, as amended.

17

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since September 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.

Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002) and Tax Manager (1999 – 2000), PricewaterhouseCoopers LLP.

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Chief Compliance Officer	October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – 2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999 – 2000).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

Principal Officers – (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years

William R. Royer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/20/1965	Vice President and Clerk	Vice President from February 1997– February 2005; Clerk from March 2001 – February 2005, May 1999 – August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002 – February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC (January 2001 – February 2005).

Elaine M. Hartnett, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 – present).

Julie Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, since February 2003; Anti-Money Laundering Officer, February 2003 – December 2004.	Anti-Money Laundering Reporting Officer (February 2003 – December 2004) and Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

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Item 2. Code of Ethics.

As of February 28, 2005, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2005, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2005 and 2004 were $1,410,202 and $1,334,834, respectively.

(b)         AUDIT-RELATED FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant in 2005 or 2004.  The aggregate fees billed in 2005 and 2004 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $287,000 and $115,100, respectively.

(c)          TAX FEES: The aggregate fees billed to the registrant in 2005 and 2004 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations were $598,775 and $631,843, respectively.  The aggregate fees billed in 2005 and 2004 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $26,863 and $0, respectively.

(d)         ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2005 or  2004.

(e)          (1) The Audit Committee has adopted an Audit and Non-Audit  Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved.  Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)          (2) None.

(f)            Not applicable.

(g)         NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2005 and 2004 for non-audit services rendered to the registrant, and the registrant's Service Affiliates were $984,938 and $817,943, respectively.  For the fiscal year ended February 28, 2005, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $72,300 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the  operations and financial reporting of the Funds.  For the fiscal year ended February 29, 2004, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $71,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)         The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the registrant’s auditors.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the annual report to shareholders filed herewith in response to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11. Controls and Procedures.

(a)          The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended,) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

Date May 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

Date May 9, 2005

By (Signature and Title):	/s/ Susan Randall Harbert
Susan Randall Harbert, Chief Financial Officer

Date May 9, 2005